UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (2/3/09)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.55 2.06%	10.54 11.80%	13.52 14.48%	1.63 1.63%
Class	Sales Charge		One Year	Five Years	Since Inception (12/3/08)	Gross Expense Ratio[2]
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.74 1.86%	10.41 11.66%	13.46 14.39%	1.83 1.83%
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.16 1.13	10.85 10.85	13.59 13.59	2.58 2.58
Class I Shares[3]	No Sales Charge		2.23	12.05	14.79	1.38

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008 and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009. The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Value Index[5]	0.53%	13.26%	14.17%
Russell 1000® Index[6]	4.86	14.32	16.35
Average Lipper Multi-Cap Core Fund[7]	2.31	12.09	15.88

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund selected the Russell 1000® Value Index as its primary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Fund has selected the Russell 1000® Index as its secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,000.70	$6.25	$1,019.00	$6.31

Investor Class Shares	$1,000.00	$999.40	$6.85	$1,018.30	$6.92

Class C Shares	$1,000.00	$996.10	$10.62	$1,014.60	$10.71

Class I Shares	$1,000.00	$1,001.40	$4.99	$1,020.20	$5.04

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.24% for Class A, 1.36% for Investor Class, 2.11% for Class C and 0.99% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

Multi-Utilities	7.8%
Oil, Gas & Consumable Fuels	7.6
Aerospace & Defense	6.9
Electric Utilities	6.0
Tobacco	5.1
Diversified Telecommunication Services	4.5
Commercial Services & Supplies	4.4
Beverages	4.2
Household Products	3.6
Semiconductors & Semiconductor Equipment	3.5
Real Estate Investment Trusts	3.3
Pharmaceuticals	3.1
Food Products	3.0
Insurance	2.8
Banks	2.6
Chemicals	2.6
IT Services	2.5
Technology Hardware, Storage & Peripherals	2.1
Software	2.0
Electrical Equipment	1.8

Biotechnology	1.7%
Diversified Financial Services	1.5
Industrial Conglomerates	1.4
Food & Staples Retailing	1.3
Hotels, Restaurants & Leisure	1.3
Specialty Retail	1.3
Media	1.2
Health Care Providers & Services	1.0
Capital Markets	0.9
Distributors	0.9
Metals & Mining	0.9
Wireless Telecommunication Services	0.9
Containers & Packaging	0.8
Air Freight & Logistics	0.7
Gas Utilities	0.7
Health Care Equipment & Supplies	0.7
Short-Term Investment	4.4
Other Assets, Less Liabilities	–1.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Philip Morris International, Inc.

2.	Lockheed Martin Corp.

3.	Kimberly-Clark Corp.

4.	Verizon Communications, Inc.

5.	AbbVie, Inc.
6.	AT&T, Inc.

7.	Raytheon Co.

8.	Reynolds American, Inc.

9.	Altria Group, Inc.

10.	Molson Coors Brewing Co. Class B

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 2.06% for Class A shares, 1.86% for Investor Class shares and 1.13% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 2.23%. For the 12 months ended October 31, 2015, all share classes outperformed the 0.53% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark and underperformed the 4.86% return of the Russell 1000® Index,1 which is the Fund’s secondary benchmark. Over the same period, all share classes underperformed the 2.31% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invested in a diversified group of companies that continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. The most substantial sector contributors to the Fund’s performance relative to the Russell 1000® Value Index were consumer staples and utilities. (Contributions take weightings and total returns into account.) In the energy sector, which performed poorly relative to the Index, the Fund held an underweight position, which made the sector another strong positive contributor to relative performance. In the health care, financials and consumer discretionary sectors, underweight positions relative to the Index and stock selection detracted significantly from the Fund’s performance relative to the Russell 1000® Value Index.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that contributed the most to the Fund’s absolute performance were Reynolds American, Kraft Heinz and Altria Group. Reynolds American, a U.S. tobacco company, continued to benefit from its total tobacco portfolio approach. Management was keenly focused on innovation and building sustainable growth. Management announced its intention to acquire Lorillard in July 2014. The deal closed in the second quarter of 2015. Shares of Kraft Foods Group, a North American packaged food and beverage company, rose strongly following the announcement earlier in the year that Heinz would merge with Kraft to create a leading global food and beverage company. The stock advanced because of a large special dividend to be paid to Kraft shareholders when the transaction closed and because of the cash flows of the new combined entity. Altria, a domestic tobacco producer, continued to drive growth with disciplined cost controls and strong cigarette pricing to offset volume pressures. Management remained focused on a balanced approach to market-share gains and profitability.

Among the stocks that detracted the most from results were hard disk drive manufacturer Seagate Technology, chemical company Potash and communication services company CenturyLink. Seagate suffered from the slowdown in PC sales that followed the Windows XP end-of-life event. This, coupled with the Windows 10 introduction, resulted in inventory destocking. We believed that both of these events were transitory and that the PC decline could be offset by the volume and storage capacity growth of enterprise drives. As of the end of the reporting period, Potash was one of the world’s largest producers of the crop nutrient potash and a major producer of nitrogen and phosphate fertilizers. The company’s shares were trading steadily lower during the reporting period on concerns about Chinese demand, industry overcapacity and weak product pricing. Shares of CenturyLink—a provider of fixed-line telephone, Internet, cable TV and IT services—declined as investors grappled with the timing on a return to revenue growth and a poorly received investor day. We believed that the company remained on track on its elongated timeline for a return to cash flow growth.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among the companies we added to the Fund because of favorable shareholder yield characteristics were semiconductor equipment company Texas Instruments; oil, gas & consumable fuels company Occidental Petroleum; and real estate investment trust (REIT) Iron Mountain.

Among the positions we eliminated from the Fund were tobacco company Lorillard and oil, gas & consumable fuels company Kinder Morgan. Lorillard was acquired by Reynolds American. We held the position until the Fund received a combination of cash and shares of Reynolds American. We sold Kinder Morgan in light of continued weakness in its carbon-dioxide segment, which was hurt by low commodity prices.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally the result of our bottom-up stock selection process. During the reporting period, the most significant sector increases were in industrials, energy and materials. Over the same period, the Fund reduced its exposure to the financials and telecommunication services sectors.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund remained significantly overweight relative to the Russell 1000® Value Index in the consumer staples, utilities and industrials sectors. As of the same date, the most substantially underweight positions relative to the Index were in the financials, energy and health care sectors. The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 96.6%†
Aerospace & Defense 6.9%
Boeing Co. (The)	1,161	$171,909
General Dynamics Corp.	1,593	236,688
Honeywell International, Inc.	2,197	226,906
♦Lockheed Martin Corp.	2,152	473,074
♦Raytheon Co.	3,480	408,552
United Technologies Corp.	1,901	187,078

		1,704,207

Air Freight & Logistics 0.7%
United Parcel Service, Inc. Class B	1,787	184,097

Banks 2.6%
Commonwealth Bank of Australia, Sponsored ADR	1,976	108,719
M&T Bank Corp.	1,463	175,341
People’s United Financial, Inc.	9,976	159,117
Wells Fargo & Co.	3,570	193,280

		636,457

Beverages 4.2%
Coca-Cola Co. (The)	5,865	248,383
Coca-Cola Enterprises, Inc.	4,400	225,896
♦Molson Coors Brewing Co. Class B	4,260	375,306
PepsiCo., Inc.	1,878	191,913

		1,041,498

Biotechnology 1.7%
♦AbbVie, Inc.	7,004	417,088

Capital Markets 0.9%
BlackRock, Inc.	620	218,221

Chemicals 2.6%
Dow Chemical Co. (The)	5,290	273,334
Potash Corporation of Saskatchewan, Inc.	11,457	231,775
RPM International, Inc.	3,042	139,050

		644,159

Commercial Services & Supplies 4.4%
Deluxe Corp.	4,747	282,684
R.R. Donnelley & Sons Co.	12,031	202,963
Republic Services, Inc.	5,229	228,716
Waste Management, Inc.	6,748	362,773

		1,077,136

Containers & Packaging 0.8%
Bemis Co., Inc.	4,490	205,552

	Shares	Value

Distributors 0.9%
Genuine Parts Co.	2,424	$220,002

Diversified Financial Services 1.5%
CME Group, Inc.	3,826	361,442

Diversified Telecommunication Services 4.5%
♦AT&T, Inc.	12,267	411,067
CenturyLink, Inc.	9,433	266,105
♦Verizon Communications, Inc.	8,943	419,248

		1,096,420

Electric Utilities 6.0%
Duke Energy Corp.	4,626	330,620
Entergy Corp.	2,394	163,175
Eversource Energy	5,787	294,790
PPL Corp.	10,831	372,586
Southern Co. (The)	3,510	158,301
Westar Energy, Inc.	4,188	166,264

		1,485,736

Electrical Equipment 1.8%
Eaton Corp. PLC	3,826	213,912
Emerson Electric Co.	4,581	216,360

		430,272

Food & Staples Retailing 1.3%
CVS Health Corp.	1,687	166,642
Wal-Mart Stores, Inc.	2,514	143,901

		310,543

Food Products 3.0%
Campbell Soup Co.	4,912	249,480
Hershey Co. (The)	1,599	141,815
Kraft Heinz Co. (The)	4,581	357,181

		748,476

Gas Utilities 0.7%
WGL Holdings, Inc.	2,816	175,240

Health Care Equipment & Supplies 0.7%
Medtronic PLC	2,273	168,020

Health Care Providers & Services 1.0%
UnitedHealth Group, Inc.	2,137	251,696

Hotels, Restaurants & Leisure 1.3%
Brinker International, Inc.	3,140	142,901
McDonald’s Corp.	1,478	165,906

		308,807

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
Household Products 3.6%
Colgate-Palmolive Co.	1,946	$129,117
♦Kimberly-Clark Corp.	3,758	449,870
Procter & Gamble Co. (The)	4,057	309,874

		888,861

Industrial Conglomerates 1.4%
3M Co.	2,228	350,264

Insurance 2.8%
Allianz S.E., Sponsored ADR	11,117	195,103
Arthur J. Gallagher & Co.	6,703	293,122
Marsh & McLennan Cos., Inc.	3,736	208,245

		696,470

IT Services 2.5%
Automatic Data Processing, Inc.	3,464	301,333
Paychex, Inc.	6,044	311,750

		613,083

Media 1.2%
Regal Entertainment Group Class A	7,924	153,567
Time Warner, Inc.	1,916	144,352

		297,919

Metals & Mining 0.9%
BHP Billiton, Ltd., Sponsored ADR	3,389	111,464
Rio Tinto PLC, Sponsored ADR	2,997	109,421

		220,885

Multi-Utilities 7.8%
Ameren Corp.	7,879	344,155
CMS Energy Corp.	7,200	259,704
Dominion Resources, Inc.	3,087	220,504
NiSource, Inc.	8,163	156,403
SCANA Corp.	2,605	154,268
TECO Energy, Inc.	8,971	242,217
Vectren Corp.	4,068	184,972
WEC Energy Group, Inc.	6,778	349,474

		1,911,697

Oil, Gas & Consumable Fuels 7.6%
ConocoPhillips	6,610	352,644
Enterprise Products Partners, L.P.	9,885	273,123
Exxon Mobil Corp.	3,123	258,397
Kinder Morgan, Inc.	11,164	305,335
Occidental Petroleum Corp.	4,223	314,782
Royal Dutch Shell PLC Class A, Sponsored ADR	4,351	228,254
Spectra Energy Corp.	5,078	145,078

		1,877,613

Pharmaceuticals 3.1%
Johnson & Johnson	3,615	365,223
Merck & Co., Inc.	4,098	223,997
Pfizer, Inc.	5,033	170,216

		759,436

	Shares	Value

Real Estate Investment Trusts 3.3%
Corrections Corporation of America	4,641	$132,268
Iron Mountain, Inc.	10,492	321,475
Welltower, Inc.	5,425	351,920

		805,663

Semiconductors & Semiconductor Equipment 3.5%
Intel Corp.	4,279	144,887
Linear Technology Corp.	3,193	141,833
Microchip Technology, Inc.	6,119	295,486
Texas Instruments, Inc.	4,900	277,928

		860,134

Software 2.0%
Microsoft Corp.	5,184	272,886
Oracle Corp.	5,576	216,572

		489,458

Specialty Retail 1.3%
Home Depot, Inc. (The)	2,544	314,540

Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc.	2,273	271,623
Seagate Technology PLC	6,164	234,602

		506,225

Tobacco 5.1%
♦Altria Group, Inc.	6,457	390,455
♦Philip Morris International, Inc.	5,467	483,283
♦Reynolds American, Inc.	8,122	392,455

		1,266,193

Wireless Telecommunication Services 0.9%
Vodafone Group PLC, Sponsored ADR	7,080	233,428

Total Common Stocks (Cost $20,687,689)		23,776,938

	Principal Amount
Short-Term Investment 4.4%
Repurchase Agreement 4.4%
State Street Bank and Trust Co. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $1,081,084 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 1/30/23, with a Principal Amount of $1,130,000 and a Market Value of $1,106,801)	$1,081,084	1,081,084

Total Short-Term Investment (Cost $1,081,084)		1,081,084

Total Investments (Cost $21,768,773) (a)	101.0%	24,858,022
Other Assets, Less Liabilities	(1.0)	(257,531)
Net Assets	100.0%	$24,600,491

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	As of October 31, 2015, cost was $21,780,789 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$3,942,803
Gross unrealized depreciation	(865,570)

Net unrealized appreciation	$3,077,233

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$23,776,938	$—	$—	$23,776,938
Short-Term Investment
Repurchase Agreement	—	1,081,084	—	1,081,084

Total Investments in Securities	$23,776,938	$1,081,084	$—	$24,858,022

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $21,768,773)	$24,858,022
Receivables:
Dividends	52,762
Fund shares sold	44,577
Other assets	31,390

Total assets	24,986,751

Liabilities
Payables:
Investment securities purchased	247,500
Fund shares redeemed	87,223
Professional fees	18,389
Manager (See Note 3)	8,424
Shareholder communication	6,745
NYLIFE Distributors (See Note 3)	6,113
Transfer agent (See Note 3)	5,918
Custodian	1,169
Trustees	57
Accrued expenses	4,722

Total liabilities	386,260

Net assets	$24,600,491

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,754
Additional paid-in capital	20,560,651

20,562,405
Distributions in excess of net investment income	(40,350)
Accumulated net realized gain (loss) on investments	989,187
Net unrealized appreciation (depreciation) on investments	3,089,249

Net assets	$24,600,491

Class A
Net assets applicable to outstanding shares	$12,473,360

Shares of beneficial interest outstanding	887,345

Net asset value per share outstanding	$14.06
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.88

Investor Class
Net assets applicable to outstanding shares	$1,869,331

Shares of beneficial interest outstanding	133,471

Net asset value per share outstanding	$14.01
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.83

Class C
Net assets applicable to outstanding shares	$3,761,621

Shares of beneficial interest outstanding	275,336

Net asset value and offering price per share outstanding	$13.66

Class I
Net assets applicable to outstanding shares	$6,496,179

Shares of beneficial interest outstanding	458,309

Net asset value and offering price per share outstanding	$14.17

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$896,786

Expenses
Manager (See Note 3)	198,764
Distribution/Service—Class A (See Note 3)	30,233
Distribution/Service—Investor Class (See Note 3)	4,340
Distribution/Service—Class C (See Note 3)	39,834
Registration	58,722
Professional fees	52,377
Transfer agent (See Note 3)	35,670
Custodian	13,920
Shareholder communication	11,367
Trustees	486
Miscellaneous	9,717

Total expenses before waiver/reimbursement	455,430
Expense waiver/reimbursement from Manager (See Note 3)	(128,626)

Net expenses	326,804

Net investment income (loss)	569,982

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,090,350
Net change in unrealized appreciation (depreciation) on investments	(1,296,511)

Net realized and unrealized gain (loss) on investments	(206,161)

Net increase (decrease) in net assets resulting from operations	$363,821

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,979.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$569,982	$386,621
Net realized gain (loss) on investments	1,090,350	700,657
Net change in unrealized appreciation (depreciation) on investments	(1,296,511)	1,620,231

Net increase (decrease) in net assets resulting from operations	363,821	2,707,509

Dividends and distributions to shareholders:
From net investment income:
Class A	(273,261)	(230,738)
Investor Class	(37,984)	(34,100)
Class C	(56,033)	(26,296)
Class I	(178,236)	(231,251)

	(545,514)	(522,385)

From net realized gain on investments:
Class A	(324,193)	(311,879)
Investor Class	(50,878)	(52,122)
Class C	(93,376)	(59,985)
Class I	(234,511)	(317,918)

	(702,958)	(741,904)

Total dividends and distributions to shareholders	(1,248,472)	(1,264,289)

Capital share transactions:
Net proceeds from sale of shares	11,102,187	6,696,946
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,189,621	1,161,069
Cost of shares redeemed	(8,864,674)	(4,880,548)

Increase (decrease) in net assets derived from capital share transactions	3,427,134	2,977,467

Net increase (decrease) in net assets	2,542,483	4,420,687

Net Assets
Beginning of year	22,058,008	17,637,321

End of year	$24,600,491	$22,058,008

Distributions in excess of net investment income at end of year	$(40,350)	$(40,065)

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012		2011
Net asset value at beginning of year	$14.55	$13.57	$13.56	$12.68		$13.52

Net investment income (loss) (a)	0.33	0.28	0.26	0.12		0.05
Net realized and unrealized gain (loss) on investments	(0.04)	1.66	2.53	1.47		0.51

Total from investment operations	0.29	1.94	2.79	1.59		0.56

Less dividends and distributions:
From net investment income	(0.33)	(0.39)	(0.10)	(0.04)		(0.05)
From net realized gain on investments	(0.45)	(0.57)	(2.68)	(0.67)		(1.35)

Total dividends and distributions	(0.78)	(0.96)	(2.78)	(0.71)		(1.40)

Net asset value at end of year	$14.06	$14.55	$13.57	$13.56		$12.68

Total investment return (b)	2.06%	15.14%	25.99%	13.24%		4.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36%	2.05%	2.07%	0.89%		0.41%
Net expenses	1.24%	1.26%	1.32%	1.31	%(c)	1.25%
Expenses (before waiver/reimbursement)	1.76%	1.63%	2.03%	1.62	%(c)	1.25%
Portfolio turnover rate	19%	16%	39%	50%		54%
Net assets at end of year (in 000’s)	$12,473	$10,219	$7,272	$1,090		$534

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

	Year ended October 31,
Investor Class	2015	2014	2013	2012		2011
Net asset value at beginning of year	$14.50	$13.52	$13.54	$12.66		$13.51

Net investment income (loss) (a)	0.32	0.25	0.25	0.13		0.04
Net realized and unrealized gain (loss) on investments	(0.05)	1.65	2.53	1.46		0.51

Total from investment operations	0.27	1.90	2.78	1.59		0.55

Less dividends and distributions:
From net investment income	(0.31)	(0.35)	(0.12)	(0.04)		(0.05)
From net realized gain on investments	(0.45)	(0.57)	(2.68)	(0.67)		(1.35)

Total dividends and distributions	(0.76)	(0.92)	(2.80)	(0.71)		(1.40)

Net asset value at end of year	$14.01	$14.50	$13.52	$13.54		$12.66

Total investment return (b)	1.86%	14.86%	25.95%	13.22%		4.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26%	1.85%	2.05%	1.02%		0.27%
Net expenses	1.35%	1.46%	1.47%	1.21	%(c)	1.36%
Expenses (before waiver/reimbursement)	1.87%	1.83%	2.18%	1.50	%(c)	1.36%
Portfolio turnover rate	19%	16%	39%	50%		54%
Net assets at end of year (in 000’s)	$1,869	$1,610	$1,193	$444		$273

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2015	2014	2013	2012		2011
Net asset value at beginning of year	$14.16	$13.18	$13.34	$12.53		$13.42

Net investment income (loss) (a)	0.20	0.15	0.15	0.03		(0.05)
Net realized and unrealized gain (loss) on investments	(0.04)	1.62	2.47	1.45		0.51

Total from investment operations	0.16	1.77	2.62	1.48		0.46

Less dividends and distributions:
From net investment income	(0.21)	(0.22)	(0.10)	—		—
From net realized gain on investments	(0.45)	(0.57)	(2.68)	(0.67)		(1.35)

Total dividends and distributions	(0.66)	(0.79)	(2.78)	(0.67)		(1.35)

Net asset value at end of year	$13.66	$14.16	$13.18	$13.34		$12.53

Total investment return (b)	1.13%	14.08%	24.84%	12.49%		3.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.10%	1.24%	0.23%		(0.42%)
Net expenses	2.10%	2.21%	2.22%	1.98	%(c)	2.10%
Expenses (before waiver/reimbursement)	2.62%	2.58%	2.93%	2.23	%(c)	2.10%
Portfolio turnover rate	19%	16%	39%	50%		54%
Net assets at end of year (in 000’s)	$3,762	$2,612	$1,280	$393		$208

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

	Year ended October 31,
Class I	2015	2014	2013	2012		2011
Net asset value at beginning of year	$14.67	$13.68	$13.62	$12.75		$13.58

Net investment income (loss) (a)	0.38	0.32	0.39	0.14		0.09
Net realized and unrealized gain (loss) on investments	(0.07)	1.67	2.45	1.48		0.51

Total from investment operations	0.31	1.99	2.84	1.62		0.60

Less dividends and distributions:
From net investment income	(0.36)	(0.43)	(0.10)	(0.08)		(0.08)
From net realized gain on investments	(0.45)	(0.57)	(2.68)	(0.67)		(1.35)

Total dividends and distributions	(0.81)	(1.00)	(2.78)	(0.75)		(1.43)

Net asset value at end of year	$14.17	$14.67	$13.68	$13.62		$12.75

Total investment return (b)	2.23%	15.42%	26.36%	13.43%		4.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%	2.32%	3.15%	1.06%		0.67%
Net expenses	0.99%	1.01%	1.07%	1.05	%(c)	1.00%
Expenses (before waiver/reimbursement)	1.51%	1.38%	1.78%	1.10	%(c)	1.00%
Portfolio turnover rate	19%	16%	39%	50%		54%
Net assets at end of year (in 000’s)	$6,496	$7,618	$7,892	$37,430		$268,622

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

19

Notes to Financial Statements (continued)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids / offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro

20	MainStay Epoch U.S. Equity Yield Fund

rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million. During the year ended October 31, 2015, the effective management fee rate was 0.80%.

21

Notes to Financial Statements (continued)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.24% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $198,764 and waived its fees and/or reimbursed expenses in the amount of $128,626.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,731 and $1,837, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $6 and $560, respectively.

(D)  Transfer,  Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$14,184
Investor Class	4,044
Class C	9,279
Class I	8,163

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$960,853	$—	$3,077,233	$4,038,086

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received and partnership investments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(24,753)	$(102,882)	$127,635

The reclassifications for the Fund are primarily due to Real Estate Investment Trusts (REITs), partnerships, dividend redesignations, and distributions in connection with redemption of fund shares.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$535,072	$878,337
Long-Term Capital Gain	713,400	385,952
Total	$1,248,472	$1,264,289

22	MainStay Epoch U.S. Equity Yield Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $7,318 and $4,599, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	392,473	$5,590,406
Shares issued to shareholders in reinvestment of dividends and distributions	40,450	563,684
Shares redeemed	(254,511)	(3,589,726)

Net increase (decrease) in shares outstanding before conversion	178,412	2,564,364
Shares converted into Class A (See Note 1)	17,427	248,984
Shares converted from Class A (See Note 1)	(10,643)	(145,315)

Net increase (decrease)	185,196	$2,668,033

Year ended October 31, 2014:
Shares sold	257,869	$3,539,097
Shares issued to shareholders in reinvestment of dividends and distributions	38,382	504,565
Shares redeemed	(137,176)	(1,867,408)

Net increase (decrease) in shares outstanding before conversion	159,075	2,176,254
Shares converted into Class A (See Note 1)	9,493	126,754
Shares converted from Class A (See Note 1)	(2,203)	(30,336)

Net increase (decrease)	166,365	$2,272,672

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	53,868	$764,944
Shares issued to shareholders in reinvestment of dividends and distributions	6,295	87,478
Shares redeemed	(30,908)	(439,747)

Net increase (decrease) in shares outstanding before conversion	29,255	412,675
Shares converted into Investor Class (See Note 1)	10,687	145,315
Shares converted from Investor Class (See Note 1)	(17,493)	(248,984)

Net increase (decrease)	22,449	$309,006

Year ended October 31, 2014:
Shares sold	40,980	$556,957
Shares issued to shareholders in reinvestment of dividends and distributions	6,400	83,850
Shares redeemed	(17,324)	(235,841)

Net increase (decrease) in shares outstanding before conversion	30,056	404,966
Shares converted into Investor Class (See Note 1)	2,211	30,336
Shares converted from Investor Class (See Note 1)	(9,518)	(126,754)

Net increase (decrease)	22,749	$308,548

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	244,050	$3,408,639
Shares issued to shareholders in reinvestment of dividends and distributions	10,970	149,194
Shares redeemed	(164,093)	(2,246,925)

Net increase (decrease)	90,927	$1,310,908

Year ended October 31, 2014:
Shares sold	115,135	$1,565,891
Shares issued to shareholders in reinvestment of dividends and distributions	6,749	86,209
Shares redeemed	(34,560)	(471,062)

Net increase (decrease)	87,324	$1,181,038

23

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	92,028	$1,338,198
Shares issued to shareholders in reinvestment of dividends and distributions	27,663	389,265
Shares redeemed	(180,720)	(2,588,276)

Net increase (decrease)	(61,029)	$(860,813)

Year ended October 31, 2014:
Shares sold	73,537	$1,035,001
Shares issued to shareholders in reinvestment of dividends and distributions	36,793	486,445
Shares redeemed	(168,019)	(2,306,237)

Net increase (decrease)	(57,689)	$(784,791)

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. Equity Yield Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. Equity Yield Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

25

Federal Income Tax Information

(Unaudited)

The Fund is required (under the Internal Revenue Code to advise share-holders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $841,035 as long term capital distribution.

For the fiscal year ended October 31, 2015, the Fund designated approximately $535,072 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Epoch U.S. Equity Yield Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

28	MainStay Epoch U.S. Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

30	MainStay Epoch U.S. Equity Yield Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673269 MS291-15	MSEUE11-12/15 (NYLIM) NL239

MainStay Epoch Global Choice Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (8/15/06)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.58 2.03%	7.51 8.74%	3.95 4.59%	1.34 1.34%
Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.85 1.74%	7.26 8.48%	4.08 4.67%	1.59 1.59%
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.10 1.04	7.68 7.68	4.09 4.09	2.34 2.34
Class I Shares[3]	No Sales Charge		2.30	9.01	5.28	1.09

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from July 25, 2005 and the Class P shares from August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure, had different principal investment strategies and investment process and was advised by Epoch Investment Partners, Inc. for periods prior to November 16, 2009.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from July 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[5]	1.77%	9.15%	5.79%
Average Lipper Global Multi-Cap Core Fund[6]	0.67	7.85	5.07

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Global Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have above-average characteristics compared to the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$953.70	$6.60	$1,018.50	$6.82

Investor Class Shares	$1,000.00	$952.00	$7.87	$1,017.10	$8.13

Class C Shares	$1,000.00	$948.90	$11.54	$1,013.40	$11.93

Class I Shares	$1,000.00	$955.00	$5.42	$1,019.70	$5.60

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.34% for Class A, 1.60% for Investor Class, 2.35% for Class C and 1.10% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2015 (Unaudited)

United States	62.6%
United Kingdom	12.0
France	11.7
Switzerland	5.0
Belgium	3.0
Israel	3.0
Germany	2.7
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	CVS Health Corp.

2.	Airbus Group S.E.

3.	General Electric Co.

4.	UnitedHealth Group, Inc.

5.	Microsoft Corp.
6.	Synchrony Financial

7.	Visa, Inc. Class A

8.	Safran S.A.

9.	Danaher Corp.

10.	Alphabet, Inc. (Google) Class C

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, David Pearl and William J. Booth, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 2.03% for Class A shares, 1.74% for Investor Class shares and 1.04% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 2.30%. For the 12 months ended October 31, 2015, Class A and Class I shares outperformed—and Investor Class and Class C shares underperformed—the 1.77% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 0.67% return of the Average Lipper2 Global Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The most significant positive contributions to the Fund’s relative performance came from stock selection in the financials sector, an underweight position relative to the MSCI World Index in the energy sector and stock selection in the industrials sector. (Contributions take weighting and total return into account.) Stock selection in the information technology and consumer discretionary sectors offset some of these gains. From a regional perspective, stock selection in the U.K. was among the top relative contributors, while the Fund’s lone stock from Israel, Teva Pharmaceuticals, was a relative detractor.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to the Fund’s absolute performance were UnitedHealth Group, Airbus Group and Safran. Diversified health care company UnitedHealth Group reported better-than-expected growth in revenue and earnings during the reporting period. The company also reaffirmed its guidance for revenue growth in 2015 and announced a merger agreement with Catamaran. This news was received positively by investors because of the importance of economies of scale in the pharmacy benefit management industry. Shares of Airbus Group, a European aerospace & defense group, advanced after management announced strong results and provided a more confident outlook during the reporting period. Management raised its production guidance for the single aisle A320 jet and significantly increased the company’s dividend. Shares of Safran, an aerospace company, appreciated after the company announced results that beat expectations, led principally by stronger growth in the aftermarket business. The company also raised 2015 guidance.

Among the stocks that detracted the most from the Fund’s absolute performance were Zodiac Aerospace, Anadarko Petroleum and Occidental Petroleum. Shares of French aircraft equipment supplier Zodiac Aerospace declined after the company issued several profit warnings during the reporting period. Oil, gas & consumable fuels companies Occidental Petroleum and Anadarko Petroleum declined largely in line with the broader energy sector.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among these were positions in home-improvement retailer Home Depot, industrial conglomerate Danaher and French hotel company Accor Hotels (formerly Accor). The purchases reflected the companies’ competitive positioning and attractive risk-reward profiles.

Several positions were eliminated from the Fund, including Occidental Petroleum and data storage company Seagate Technology. Occidental Petroleum was sold to increase the Fund’s existing position in Anadarko Petroleum. The Seagate Technology sale reflected our concerns over the near-term risks in a weak PC industry.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Fund reduced exposure to the financials, information technology and consumer staples sectors. Over the same period, the Fund’s most significant weighting increases were in the consumer discretionary and health care sectors.

How was the Fund positioned at the end of the reporting period?

The Fund continued to seek attractive returns by investing in companies focused on generating significant free cash flow and allocating it intelligently for the benefit of shareholders. Large diversions from the MSCI World Index are expected given the concentrated nature of the Fund. As of October 31, 2015, the Fund’s most significantly overweight positions relative to the MSCI World Index were in the health care and consumer discretionary sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the financials and materials sectors.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 94.9%†
Belgium 3.0%
Anheuser-Busch InBev N.V. (Beverages)	61,430	$7,342,850

France 11.7%
Accor S.A. (Hotels, Restaurants & Leisure)	122,200	6,079,228
♦Airbus Group S.E. (Aerospace & Defense)	129,920	9,052,026
♦Safran S.A. (Aerospace & Defense)	106,633	8,103,770
Sodexo S.A. (Hotels, Restaurants & Leisure)	57,950	5,159,792

		28,394,816

Germany 2.7%
Continental A.G. (Auto Components)	27,790	6,683,315

Israel 3.0%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	122,455	7,248,111

Switzerland 5.0%
Novartis A.G. Registered (Pharmaceuticals)	66,925	6,083,475
Roche Holding A.G. (Pharmaceuticals)	22,690	6,158,862

		12,242,337

United Kingdom 12.0%
Imperial Tobacco Group PLC (Tobacco)	99,250	5,353,600
Lloyds Banking Group PLC (Banks)	4,185,615	4,757,459
Smith & Nephew PLC (Health Care Equipment & Supplies)	390,100	6,675,295
Vodafone Group PLC (Wireless Telecommunication Services)	1,414,250	4,671,093
WPP PLC (Media)	339,046	7,620,573

		29,078,020

United States 57.5%
AbbVie, Inc. (Biotechnology)	117,865	7,018,861
♦Alphabet, Inc. (Google) Class C (Internet Software & Services) (a)	10,926	7,766,310
American International Group, Inc. (Insurance)	81,130	5,116,058
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	107,640	7,198,963
Apple, Inc. (Technology Hardware, Storage & Peripherals)	64,479	7,705,241
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	308,620	5,175,557
CIT Group, Inc. (Banks)	140,371	6,035,953
♦CVS Health Corp. (Food & Staples Retailing)	97,745	9,655,251
♦Danaher Corp. (Industrial Conglomerates)	84,468	7,881,709
♦General Electric Co. (Industrial Conglomerates)	302,425	8,746,131
Gilead Sciences, Inc. (Biotechnology)	63,415	6,857,064

	Shares	Value

United States (continued)
Home Depot, Inc. (The) (Specialty Retail)	62,275	$7,699,681
♦Microsoft Corp. (Software)	159,625	8,402,660
Oracle Corp. (Software)	128,920	5,007,253
♦Synchrony Financial (Consumer Finance) (a)	266,070	8,184,313
TJX Cos., Inc. (The) (Specialty Retail)	96,130	7,035,755
Twenty-First Century Fox, Inc. Class B (Media)	247,725	7,649,748
♦UnitedHealth Group, Inc. (Health Care Providers & Services)	71,450	8,415,381
♦Visa, Inc. Class A (IT Services)	105,180	8,159,864

		139,711,753

Total Common Stocks (Cost $220,008,669)		230,701,202

	Principal Amount
Short-Term Investment 5.1%
Repurchase Agreement 5.1%
United States 5.1%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $12,258,661 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 2/29/20, with a Principal Amount of $12,505,000 and a Market Value of $12,505,000) (Capital Markets)	$12,258,661	12,258,661

Total Short-Term Investment (Cost $12,258,661)		12,258,661

Total Investments (Cost $232,267,330) (b)	100.0%	242,959,863
Other Assets, Less Liabilities	0.0 ‡	121,147
Net Assets	100.0%	$243,081,010

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $232,543,733 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$20,423,840
Gross unrealized depreciation	(10,007,710)

Net unrealized appreciation	$10,416,130

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$230,701,202	$—	$—	$230,701,202
Short-Term Investment
Repurchase Agreement	—	12,258,661	—	12,258,661

Total Investments in Securities	$230,701,202	$12,258,661	$—	$242,959,863

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$17,155,796	7.1%
Auto Components	6,683,315	2.8
Banks	10,793,412	4.4
Beverages	7,342,850	3.0
Biotechnology	13,875,925	5.7
Capital Markets	12,258,661	5.1
Consumer Finance	8,184,313	3.4
Food & Staples Retailing	9,655,251	4.0
Health Care Equipment & Supplies	6,675,295	2.7
Health Care Providers & Services	8,415,381	3.5
Hotels, Restaurants & Leisure	11,239,020	4.6
Industrial Conglomerates	16,627,840	6.8
Insurance	5,116,058	2.1
Internet Software & Services	7,766,310	3.2
IT Services	8,159,864	3.4
Media	15,270,321	6.3
Oil, Gas & Consumable Fuels	7,198,963	3.0
Pharmaceuticals	19,490,448	7.9
Semiconductors & Semiconductor Equipment	5,175,557	2.1
Software	13,409,913	5.5
Specialty Retail	14,735,436	6.1
Technology Hardware, Storage & Peripherals	7,705,241	3.2
Tobacco	5,353,600	2.2
Wireless Telecommunication Services	4,671,093	1.9

	242,959,863	100.0
Other Assets, Less Liabilities	121,147	0.0 ‡

Net Assets	$243,081,010	100.0%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $232,267,330)	$242,959,863
Cash denominated in foreign currencies (identified cost $46,270)	46,186
Receivables:
Dividends	278,040
Fund shares sold	705
Other assets	35,809

Total assets	243,320,603

Liabilities
Payables:
Manager (See Note 3)	201,662
Professional fees	21,599
Shareholder communication	5,032
Transfer agent (See Note 3)	3,255
NYLIFE Distributors (See Note 3)	2,746
Custodian	2,039
Fund shares redeemed	1,735
Trustees	569
Investment securities purchased	419
Accrued expenses	537

Total liabilities	239,593

Net assets	$243,081,010

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$12,606
Additional paid-in capital	220,301,697

220,314,303
Undistributed net investment income	1,648,136
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,429,934
Net unrealized appreciation (depreciation) on investments	10,692,533
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(3,896)

Net assets	$243,081,010

Class A
Net assets applicable to outstanding shares	$5,561,470

Shares of beneficial interest outstanding	296,606

Net asset value per share outstanding	$18.75
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price per share outstanding	$19.84

Investor Class
Net assets applicable to outstanding shares	$726,644

Shares of beneficial interest outstanding	38,973

Net asset value per share outstanding	$18.64
Maximum sales charge (5.50% of offering price)	1.08

Maximum offering price per share outstanding	$19.72

Class C
Net assets applicable to outstanding shares	$1,718,751

Shares of beneficial interest outstanding	96,330

Net asset value and offering price per share outstanding	$17.84

Class I
Net assets applicable to outstanding shares	$235,074,145

Shares of beneficial interest outstanding	12,173,787

Net asset value and offering price per share outstanding	$19.31

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$4,589,330

Expenses
Manager (See Note 3)	2,403,061
Professional fees	71,148
Registration	62,318
Distribution/Service—Class A (See Note 3)	13,501
Distribution/Service—Investor Class (See Note 3)	1,657
Distribution/Service—Class C (See Note 3)	15,131
Custodian	27,642
Transfer agent (See Note 3)	18,828
Shareholder communication	11,624
Trustees	4,712
Miscellaneous	24,392

Total expenses	2,654,014

Net investment income (loss)	1,935,316

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	10,903,642
Foreign currency transactions	(72,745)

Net realized gain (loss) on investments and foreign currency transactions	10,830,897

Net change in unrealized appreciation (depreciation) on:
Investments	(7,353,538)
Translation of other assets and liabilities in foreign currencies	1,304

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,352,234)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	3,478,663

Net increase (decrease) in net assets resulting from operations	$5,413,979

(a)	Dividends recorded net of foreign withholding taxes in the amount of $300,986.

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,935,316	$1,668,119
Net realized gain (loss) on investments and foreign currency transactions	10,830,897	14,363,288
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,352,234)	(8,600,279)

Net increase (decrease) in net assets resulting from operations	5,413,979	7,431,128

Dividends and distributions to shareholders:
From net investment income:
Class A	(21,832)	(22,068)
Investor Class	(1,423)	(1,049)
Class I	(1,576,754)	(1,027,139)

	(1,600,009)	(1,050,256)

From net realized gain on investments:
Class A	(309,983)	(394,209)
Investor Class	(40,683)	(35,447)
Class C	(83,578)	(52,147)
Class I	(14,208,668)	(11,505,149)

	(14,642,912)	(11,986,952)

Total dividends and distributions to shareholders	(16,242,921)	(13,037,208)

Capital share transactions:
Net proceeds from sale of shares	37,465,287	48,432,005
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,861,210	12,650,915
Cost of shares redeemed	(27,272,302)	(20,971,927)

Increase (decrease) in net assets derived from capital share transactions	26,054,195	40,110,993

Net increase (decrease) in net assets	15,225,253	34,504,913

Net Assets
Beginning of year	227,855,757	193,350,844

End of year	$243,081,010	$227,855,757

Undistributed net investment income at end of year	$1,648,136	$1,432,423

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$19.75	$20.39	$16.09	$14.25	$14.24

Net investment income (loss) (a)	0.11	0.09	0.10	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.28	0.63	4.25	1.78	0.00 ‡
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)‡

Total from investment operations	0.38	0.71	4.34	1.86	0.02

Less dividends and distributions:
From net investment income	(0.09)	(0.07)	(0.04)	(0.02)	(0.01)
From net realized gain on investments	(1.29)	(1.28)	—	—	—

Total dividends and distributions	(1.38)	(1.35)	(0.04)	(0.02)	(0.01)

Net asset value at end of year	$18.75	$19.75	$20.39	$16.09	$14.25

Total investment return (b)	2.03%	3.60%	27.01%	13.07%	0.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%	0.47%	0.54%	0.63%	0.13%
Net expenses	1.34%	1.34%	1.38%	1.48%	1.54%
Expenses (before waiver/reimbursement)	1.34%	1.34%	1.38%	1.48%	1.68%
Portfolio turnover rate	81%	101%	105%	91%	162%
Net assets at end of year (in 000’s)	$5,561	$4,757	$6,219	$3,921	$3,432

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$19.65	$20.31	$16.03	$14.21	$14.22

Net investment income (loss) (a)	0.07	0.06	0.07	0.06	(0.02)
Net realized and unrealized gain (loss) on investments	0.27	0.61	4.22	1.77	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)‡

Total from investment operations	0.33	0.66	4.28	1.82	(0.01)

Less dividends and distributions:
From net investment income	(0.05)	(0.04)	(0.00)‡	—	—
From net realized gain on investments	(1.29)	(1.28)	—	—	—

Total dividends and distributions	(1.34)	(1.32)	(0.00)‡	—	—

Net asset value at end of year	$18.64	$19.65	$20.31	$16.03	$14.21

Total investment return (b)	1.74%	3.33%	26.74%	12.81%	(0.07%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%	0.31%	0.38%	0.39%	(0.11%)
Net expenses	1.58%	1.59%	1.61%	1.71%	1.76%
Expenses (before waiver/reimbursement)	1.58%	1.59%	1.61%	1.71%	1.90%
Portfolio turnover rate	81%	101%	105%	91%	162%
Net assets at end of year (in 000’s)	$727	$618	$537	$303	$247

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$18.94	$19.73	$15.68	$14.01	$14.12

Net investment income (loss) (a)	(0.08)	(0.08)	(0.08)	(0.05)	(0.12)
Net realized and unrealized gain (loss) on investments	0.28	0.58	4.14	1.73	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)‡

Total from investment operations	0.19	0.49	4.05	1.67	(0.11)

Less distributions:
From net realized gain on investments	(1.29)	(1.28)	—	—	—

Net asset value at end of year	$17.84	$18.94	$19.73	$15.68	$14.01

Total investment return (b)	1.04%	2.53%	25.83%	11.92%	(0.78%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.43%)	(0.41%)	(0.47%)	(0.36%)	(0.86%)
Net expenses	2.33%	2.34%	2.36%	2.46%	2.51%
Expenses (before waiver/reimbursement)	2.33%	2.34%	2.36%	2.46%	2.65%
Portfolio turnover rate	81%	101%	105%	91%	162%
Net assets at end of year (in 000’s)	$1,719	$1,261	$806	$342	$59

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.30	$20.92	$16.50	$14.60	$14.59

Net investment income (loss) (a)	0.16	0.16	0.15	0.12	0.05
Net realized and unrealized gain (loss) on investments	0.29	0.62	4.36	1.83	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)‡

Total from investment operations	0.44	0.77	4.50	1.94	0.06

Less dividends and distributions:
From net investment income	(0.14)	(0.11)	(0.08)	(0.04)	(0.05)
From net realized gain on investments	(1.29)	(1.28)	—	—	—

Total dividends and distributions	(1.43)	(1.39)	(0.08)	(0.04)	(0.05)

Net asset value at end of year	$19.31	$20.30	$20.92	$16.50	$14.60

Total investment return (b)	2.30%	3.82%	27.36%	13.33%	0.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	0.80%	0.80%	0.80%	0.33%
Net expenses	1.09%	1.09%	1.13%	1.23%	1.29%
Expenses (before waiver/reimbursement)	1.09%	1.09%	1.13%	1.23%	1.43%
Portfolio turnover rate	81%	101%	105%	91%	162%
Net assets at end of year (in 000’s)	$235,074	$221,219	$185,789	$84,193	$73,723

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

18	MainStay Epoch Global Choice Fund

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2015, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

19

Notes to Financial Statements (continued)

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the

20	MainStay Epoch Global Choice Fund

Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or

“Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $2,403,061.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $710 and $512, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $385 and $747, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year

21

Notes to Financial Statements (continued)

ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$305
Investor Class	1,657
Class C	3,784
Class I	13,082

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,648,136	$10,706,337	$—	$10,412,234	$22,766,707

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(119,594)	$(345,553)	$465,147

The reclassifications for the Fund are primarily due to partnership adjustments, foreign currency gain (loss) and distributions in connection with redemption of fund shares.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$1,600,009	$2,791,094
Long-Term Capital Gain	14,642,912	10,246,114
Total	$16,242,921	$13,037,208

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $193,644 and $183,053, respectively.

22	MainStay Epoch Global Choice Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	100,220	$1,940,981
Shares issued to shareholders in reinvestment of dividends and distributions	17,400	322,251
Shares redeemed	(62,058)	(1,177,342)

Net increase (decrease) in shares outstanding before conversion	55,562	1,085,890
Shares converted into Class A (See Note 1)	3,567	70,351
Shares converted from Class A (See Note 1)	(3,407)	(60,068)

Net increase (decrease)	55,722	$1,096,173

Year ended October 31, 2014:
Shares sold	100,852	$2,007,123
Shares issued to shareholders in reinvestment of dividends and distributions	21,112	411,692
Shares redeemed	(187,779)	(3,701,387)

Net increase (decrease) in shares outstanding before conversion	(65,815)	(1,282,572)
Shares converted into Class A (See Note 1)	3,162	62,675
Shares converted from Class A (See Note 1)	(1,445)	(28,357)

Net increase (decrease)	(64,098)	$(1,248,254)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	10,793	$209,096
Shares issued to shareholders in reinvestment of dividends and distributions	2,282	42,106
Shares redeemed	(5,410)	(102,432)

Net increase (decrease) in shares outstanding before conversion	7,665	148,770
Shares converted into Investor Class (See Note 1)	3,425	60,068
Shares converted from Investor Class (See Note 1)	(3,582)	(70,351)

Net increase (decrease)	7,508	$138,487

Year ended October 31, 2014:
Shares sold	10,693	$210,562
Shares issued to shareholders in reinvestment of dividends and distributions	1,878	36,496
Shares redeemed	(5,849)	(114,202)

Net increase (decrease) in shares outstanding before conversion	6,722	132,856
Shares converted into Investor Class (See Note 1)	1,451	28,357
Shares converted from Investor Class (See Note 1)	(3,173)	(62,675)

Net increase (decrease)	5,000	$98,538

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	49,389	$901,991
Shares issued to shareholders in reinvestment of dividends and distributions	4,701	83,578
Shares redeemed	(24,337)	(443,264)

Net increase (decrease)	29,753	$542,305

Year ended October 31, 2014:
Shares sold	35,690	$678,893
Shares issued to shareholders in reinvestment of dividends and distributions	2,763	52,147
Shares redeemed	(12,710)	(243,230)

Net increase (decrease)	25,743	$487,810

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,756,246	$34,413,219
Shares issued to shareholders in reinvestment of dividends and distributions	809,946	15,413,275
Shares redeemed	(1,289,185)	(25,549,264)

Net increase (decrease)	1,277,007	$24,277,230

Year ended October 31, 2014:
Shares sold	2,253,426	$45,535,427
Shares issued to shareholders in reinvestment of dividends and distributions	607,529	12,150,580
Shares redeemed	(846,215)	(16,913,108)

Net increase (decrease)	2,014,740	$40,772,899

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Choice Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Choice Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

24	MainStay Epoch Global Choice Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $15,108,059 as long term capital gain distributions.

For the fiscal year ended October 31, 2015, the Fund designated approximately $1,600,009 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

26	MainStay Epoch Global Choice Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

28	MainStay Epoch Global Choice Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay Epoch Global Choice Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673695 MS291-15	MSEGC11-12/15 (NYLIM) NL240

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.69 –1.26%	7.74 8.96%	5.49 6.14%	1.07 1.07%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.71 –1.28%	7.73 8.95%	6.13 6.75%	1.09 1.09%
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.97 –2.04	8.14 8.14	5.89 5.89	1.84 1.84
Class I Shares[3]	No Sales Charge		–1.06	9.23	6.94	0.82
Class R2 Shares[5]	No Sales Charge		–1.34	8.86	6.57	1.17
Class R6 Shares[6]	No Sales Charge		–0.90	9.29	6.97	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 27, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was
subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 27, 2005 through November 15, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
5.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class I shares from December 27, 2005 through February 27, 2014 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares from December 27, 2005 through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
MSCI World Index[7]	1.77%	9.15%	5.25%
Average Lipper Global Large-Cap Value Fund[8]	–2.35	8.22	4.56

7.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Average Lipper Global Large-Cap Value Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below-average characteristics compared to their large-cap specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$963.30	$5.44	$1,019.70	$5.60

Investor Class Shares	$1,000.00	$963.10	$5.54	$1,019.60	$5.70

Class C Shares	$1,000.00	$959.70	$9.24	$1,015.80	$9.50

Class I Shares	$1,000.00	$964.50	$4.21	$1,020.90	$4.33

Class R2 Shares	$1,000.00	$962.80	$5.94	$1,019.20	$6.11

Class R6 Shares	$1,000.00	$965.00	$3.67	$1,021.50	$3.77

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.10% for Class A, 1.12% for Investor Class, 1.87% for Class C, 0.85% for Class I, 1.20% for Class R2 and 0.74% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2015 (Unaudited)

United States	46.2%
United Kingdom	15.3
France	8.0
Germany	6.5
Canada	6.1
Australia	3.7
Norway	2.9
Switzerland	2.6

Italy	1.6%
Netherlands	1.3
Singapore	1.3
Sweden	0.9
Taiwan	0.8
Spain	0.7
Other Assets, Less Liabilities	2.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Philip Morris International, Inc.

2.	National Grid PLC

3.	AT&T, Inc.

4.	BCE, Inc.

5.	Verizon Communications, Inc.
6.	Reynolds American, Inc.

7.	Rogers Communications, Inc. Class B

8.	TECO Energy, Inc.

9.	Vodafone Group PLC

10.	Altria Group, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned –1.26% for Class A shares, –1.28% for Investor Class shares and –2.04% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned –1.06%, Class R2 shares returned –1.34% and Class R6 shares returned –0.90%. For the 12 months ended October 31, 2015, all share classes underperformed the 1.77% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index. All shares outperformed the –2.35% return of the Average Lipper2 Global Large-Cap Value Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund seeks to invest in a diversified group of companies that achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. Stock selection and underweight positions relative to the MSCI World Index in the consumer discretionary and information technology sectors were the most significant detractors from the Fund’s relative performance. Stock selection and an overweight position relative to the Index in consumer staples made this sector the most substantial positive sector contributor to relative performance. (Contributions take weightings and total returns into account.) The Fund’s underweight position relative to the Index and stock selection in the financials sector contributed positively to relative performance. In the utilities sector, stock selection offset the drag that an overweight position in the sector created for the Fund.

Generally, the Fund’s performance is dependent upon our ability to find companies that can grow free cash flow and have managements that allocate it effectively to create shareholder value. The vast majority of stocks in the Fund were able to achieve this and increase their dividends during the reporting period. We believe that understanding this “slow and steady” approach is more helpful to understanding relative performance than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to the Fund’s absolute performance were Reynolds American,

TECO Energy and Imperial Tobacco. Reynolds American, a U.S. tobacco company, continued to benefit from its total tobacco portfolio approach. We also noted that management was keenly focused on innovation and building sustainable growth. The company announced its intention to acquire Lorillard in July 2014, and the deal closed in the second quarter of 2015. TECO Energy, a Florida-based regulated utility company with a small regulated gas utility in New Mexico, announced that the company was to be acquired by Emera Inc., a Canadian utility company, at a premium. In late September, TECO divested its coal mining unit, which had been its plan since 2014. We expected the transaction to go through and to close around mid-2016. We believed that TECO was committed to paying its dividend until the deal closed. Global tobacco manufacturer Imperial Tobacco benefited from consolidation in the U.S. tobacco market. The company acquired the divested assets from the merger between Reynolds American and Lorillard and became the third-largest tobacco company in the United States in late June. Despite the difficult global economic environment, Imperial Tobacco continued to drive growth through a combination of pricing, brand migrations and innovation. We believed that management was committed to returning cash to shareholders through an attractive and growing dividend. We also believed that debt reduction was likely to be a priority for generating cash.

Among the stocks that detracted the most from the Fund’s absolute performance were Potash Corp., CenturyLink and Royal Dutch Shell. Potash Corp. is one of the world’s largest producers of the crop nutrient potash, as well as a major producer of nitrogen and phosphate fertilizers. The company’s shares traded steadily lower in 2015 on concerns about Chinese demand, industry overcapacity and weak product pricing. Shares of CenturyLink—a provider of fixed line telephone, Internet, cable TV and IT services—declined as investors grappled with the timing on a return to revenue growth and a poorly received investor day. The company remained on track on its elongated timeline for a return to cash flow growth. Royal Dutch Shell—a global integrated energy company that explores, produces and markets crude oil and natural gas—was hurt by a significant decline in crude oil and natural gas prices during the reporting period. In early 2015, Shell announced that it had entered into an agreement to acquire BG Group, a U.K.-based integrated energy company with a strong focus on natural gas. We believed that the acquisition made strategic sense and could benefit over the long run. The company remained committed to its dividend, and we believed that the company’s scale, balance sheet, integrated business model, and capital efficiency and cost cutting initiatives would provide a variety of ways for Royal Dutch Shell to weather the commodity price cycle.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among them were positions in semiconductor equipment company Texas Instruments; oil, gas & consumable fuels company Occidental Petroleum; and records management company Iron Mountain. These purchases reflected the favorable shareholder yield attributes of the stocks.

Among the positions eliminated from the Fund during the reporting period were Lorillard and Targa Resources. Lorillard was acquired by Reynolds American. We held the position until we received a combination of cash and shares of Reynolds American. Targa Resource Partners LP is a U.S. midstream MLP that provides infrastructure services to producers of natural gas, natural gas liquid (NGL) and crude oil. The company was hurt by significant declines in NGL and natural gas prices during the reporting period. We exited the position because the company’s distribution coverage declined and because we anticipated further weakness.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Fund’s most significant weighting reductions were in the utilities, consumer discretionary and consumer staples sectors. Among the sectors with the most substantial weighting increases were financials, energy and information technology.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns by investing in a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. This stock-by-stock process often results in the Fund having a different composition than the MSCI World Index in terms of types of companies held. At the end of the reporting period, the Index contained many companies that either lacked free cash flow or used free cash flow primarily to reinvest and make acquisitions. The composition of the Fund may also differ in terms of sector weights.

As of October 31, 2015, the Fund’s most significantly overweight positions relative to the MSCI World Index were in the utilities and telecommunication services sectors. As of the same date, the Fund’s most substantially underweight positions relative to the Index were in the information technology and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 97.6%†
Australia 3.7%
BHP Billiton, Ltd. (Metals & Mining)	1,408,970	$23,129,032
Commonwealth Bank of Australia (Banks)	533,620	29,197,636
Sonic Healthcare, Ltd. (Health Care Providers & Services)	1,698,820	23,356,340
Telstra Corp., Ltd. (Diversified Telecommunication Services)	14,024,010	54,002,811
Westpac Banking Corp. Interim Shares (Banks) (a)	79,312	1,722,173
Westpac Banking Corp. (Banks)	1,824,182	40,819,859

		172,227,851

Canada 6.1%
♦BCE, Inc. (Diversified Telecommunication Services)	1,912,400	82,662,013
Potash Corporation of Saskatchewan, Inc. (Chemicals)	2,658,954	53,790,639
♦Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	1,975,040	78,587,742
Shaw Communications, Inc. Class B (Media)	1,567,540	32,547,194
TELUS Corp. (Diversified Telecommunication Services)	1,038,445	34,657,189

		282,244,777

France 8.0%
AXA S.A. (Insurance)	1,336,350	35,746,018
Electricite de France S.A. (Electric Utilities)	2,153,430	40,102,418
Sanofi (Pharmaceuticals)	270,431	27,314,310
SCOR S.E. (Insurance)	1,518,500	56,556,769
Total S.A. (Oil, Gas & Consumable Fuels)	1,348,064	65,440,504
Unibail-Rodamco S.E. (Real Estate Investment Trusts)	221,455	61,879,210
Vinci S.A. (Construction & Engineering)	762,230	51,447,885
Vivendi S.A. (Media)	1,338,283	32,251,063

		370,738,177

Germany 6.5%
Allianz S.E. Registered (Insurance)	213,610	37,430,726
BASF S.E. (Chemicals)	562,390	46,091,762
Daimler A.G. Registered (Automobiles)	501,658	43,563,672
Deutsche Post A.G. Registered (Air Freight & Logistics)	1,052,160	31,320,208
Deutsche Telekom A.G. Registered (Diversified Telecommunication Services)	1,875,170	35,064,842
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	380,100	75,862,841

	Shares	Value

Germany (continued)
Siemens A.G. Registered (Industrial Conglomerates)	309,560	$31,147,309

		300,481,360

Italy 1.6%
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	14,009,760	71,298,213

Netherlands 1.3%
Royal Dutch Shell PLC Class A, Sponsored ADR (Oil, Gas & Consumable Fuels)	1,179,555	61,879,455

Norway 2.9%
Orkla ASA (Food Products)	4,528,160	38,504,082
Statoil ASA (Oil, Gas & Consumable Fuels)	4,008,950	64,262,099
Yara International ASA (Chemicals)	666,190	30,240,914

		133,007,095

Singapore 1.3%
Singapore Exchange, Ltd. (Diversified Financial Services)	4,808,550	25,331,643
Singapore Telecommunications, Ltd. (Diversified Telecommunication Services)	11,282,014	32,052,549

		57,384,192

Spain 0.7%
Gas Natural SDG S.A. (Gas Utilities)	1,522,460	32,997,962

Sweden 0.9%
Svenska Handelsbanken AB Class A (Banks)	3,103,845	42,215,097

Switzerland 2.6%
Nestle S.A. Registered (Food Products)	346,793	26,523,902
Roche Holding A.G. (Pharmaceuticals)	115,582	31,373,009
Swisscom A.G. Registered (Diversified Telecommunication Services)	123,488	63,714,785

		121,611,696

Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	1,577,360	34,638,826

United Kingdom 15.3%
Aberdeen Asset Management PLC (Capital Markets)	5,801,840	31,009,238

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Amec Foster Wheeler PLC (Energy Equipment & Services)	2,772,560	$30,389,395
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	1,896,680	60,485,125
BAE Systems PLC (Aerospace & Defense)	7,796,520	52,920,140
British American Tobacco PLC (Tobacco)	1,042,418	62,021,812
GlaxoSmithKline PLC (Pharmaceuticals)	3,113,500	67,436,760
Imperial Tobacco Group PLC (Tobacco)	1,352,035	72,929,524
♦National Grid PLC (Multi-Utilities)	6,366,143	90,760,256
Pearson PLC (Media)	2,004,470	26,621,121
Rio Tinto PLC (Metals & Mining)	805,310	29,279,959
SSE PLC (Electric Utilities)	2,752,975	64,296,362
Unilever PLC (Personal Products)	940,540	41,946,642
♦Vodafone Group PLC (Wireless Telecommunication Services)	23,744,090	78,423,796

		708,520,130

United States 45.9%
♦Altria Group, Inc. (Tobacco)	1,259,905	76,186,455
Ameren Corp. (Multi-Utilities)	1,112,955	48,613,874
Arthur J. Gallagher & Co. (Insurance)	532,980	23,307,215
♦AT&T, Inc. (Diversified Telecommunication Services)	2,488,445	83,387,792
Automatic Data Processing, Inc. (IT Services)	335,080	29,148,609
CenturyLink, Inc. (Diversified Telecommunication Services)	2,118,140	59,752,729
CME Group, Inc. (Diversified Financial Services)	370,320	34,984,130
Coca-Cola Co. (The) (Beverages)	613,250	25,971,138
ConocoPhillips (Oil, Gas & Consumable Fuels)	946,375	50,489,106
Corrections Corporation of America (Real Estate Investment Trusts)	1,612,640	45,960,240
Dow Chemical Co. (The) (Chemicals)	995,350	51,429,735
Duke Energy Corp. (Electric Utilities)	966,027	69,041,950
Emerson Electric Co. (Electrical Equipment)	609,400	28,781,962
Entergy Corp. (Electric Utilities)	840,625	57,297,000
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	1,806,600	49,916,358
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	458,520	37,937,945
Iron Mountain, Inc. (Real Estate Investment Trusts)	2,029,905	62,196,289
Kimberly-Clark Corp. (Household Products)	380,095	45,501,173
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,521,758	68,970,081
Lockheed Martin Corp. (Aerospace & Defense)	160,675	35,321,185

	Shares	Value

United States (continued)
McDonald’s Corp. (Hotels, Restaurants & Leisure)	487,930	$54,770,143
Merck & Co., Inc. (Pharmaceuticals)	593,710	32,452,189
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	701,430	33,872,055
Microsoft Corp. (Software)	542,725	28,569,044
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	832,710	62,070,203
People’s United Financial, Inc. (Banks)	2,020,160	32,221,552
PepsiCo., Inc. (Beverages)	288,080	29,438,895
Pfizer, Inc. (Pharmaceuticals)	824,870	27,897,103
♦Philip Morris International, Inc. (Tobacco)	1,103,120	97,515,808
PPL Corp. (Electric Utilities)	2,035,780	70,030,832
Procter & Gamble Co. (The) (Household Products)	413,475	31,581,221
R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	2,449,240	41,318,679
Regal Entertainment Group Class A (Media)	1,636,090	31,707,424
♦Reynolds American, Inc. (Tobacco)	1,628,242	78,676,653
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	1,158,015	44,074,051
Southern Co. (The) (Electric Utilities)	742,575	33,490,133
♦TECO Energy, Inc. (Multi-Utilities)	2,905,830	78,457,410
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	691,650	39,230,388
♦Verizon Communications, Inc. (Diversified Telecommunication Services)	1,722,350	80,743,768
Waste Management, Inc. (Commercial Services & Supplies)	556,510	29,917,978
WEC Energy Group, Inc. (Multi-Utilities)	1,277,573	65,871,664
Wells Fargo & Co. (Banks)	717,110	38,824,335
Welltower, Inc. (Real Estate Investment Trusts)	1,120,800	72,706,296

		2,119,632,790

Total Common Stocks (Cost $4,534,447,798)		4,508,877,621

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 0.3%
Repurchase Agreement 0.3%
United States 0.3%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $15,166,328 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.70% and a maturity date of 2/26/20, with a Principal Amount of $15,430,000 and a Market Value of $15,473,204) (Capital Markets)	$15,166,328	$15,166,328

Total Short-Term Investment (Cost $15,166,328)		15,166,328

Total Investments (Cost $4,549,614,126) (b)	97.9%	4,524,043,949
Other Assets, Less Liabilities	2.1	96,709,459
Net Assets	100.0%	$4,620,753,408
(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $4,542,048,588 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$350,021,591
Gross unrealized depreciation	(368,026,230)

Net unrealized depreciation	$(18,004,639)

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$4,508,877,621	$—	$—	$4,508,877,621
Short-Term Investment
Repurchase Agreement	—	15,166,328	—	15,166,328

Total Investments in Securities	$4,508,877,621	$15,166,328	$—	$4,524,043,949

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$88,241,325	1.9%
Air Freight & Logistics	31,320,208	0.7
Automobiles	43,563,672	0.9
Banks	185,000,652	4.0
Beverages	55,410,033	1.2
Capital Markets	46,175,566	1.0
Chemicals	181,553,050	3.9
Commercial Services & Supplies	71,236,657	1.5
Construction & Engineering	51,447,885	1.1
Diversified Financial Services	60,315,773	1.3
Diversified Telecommunication Services	526,038,478	11.4
Electric Utilities	405,556,908	8.8
Electrical Equipment	28,781,962	0.6
Energy Equipment & Services	30,389,395	0.7
Food Products	65,027,984	1.4
Gas Utilities	32,997,962	0.7
Health Care Providers & Services	23,356,340	0.5
Hotels, Restaurants & Leisure	54,770,143	1.2
Household Products	77,082,394	1.7
Industrial Conglomerates	31,147,309	0.7
Insurance	228,903,569	5.0
IT Services	29,148,609	0.6
Media	123,126,802	2.7
Metals & Mining	52,408,991	1.1
Multi-Utilities	283,703,204	6.1
Oil, Gas & Consumable Fuels	460,965,751	10.0
Personal Products	41,946,642	0.9
Pharmaceuticals	246,958,496	5.3
Real Estate Investment Trusts	242,742,035	5.3
Semiconductors & Semiconductor Equipment	107,741,269	2.3
Software	28,569,044	0.6
Technology Hardware, Storage & Peripherals	44,074,051	1.0
Tobacco	387,330,252	8.4
Wireless Telecommunication Services	157,011,538	3.4

	4,524,043,949	97.9
Other Assets, Less Liabilities	96,709,459	2.1

Net Assets	$4,620,753,408	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $4,549,614,126)	$4,524,043,949
Cash denominated in foreign currencies (identified cost $137,227)	134,485
Receivables:
Investment securities sold	89,925,183
Dividends	12,685,861
Fund shares sold	6,932,943
Other assets	111,705

Total assets	4,633,834,126

Liabilities
Payables:
Fund shares redeemed	8,719,525
Manager (See Note 3)	2,776,634
Transfer agent (See Note 3)	848,778
NYLIFE Distributors (See Note 3)	432,054
Shareholder communication	180,710
Professional fees	62,028
Custodian	28,924
Trustees	11,251
Accrued expenses	20,814

Total liabilities	13,080,718

Net assets	$4,620,753,408

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$245,759
Additional paid-in capital	4,413,667,901

4,413,913,660
Distributions in excess of net investment income	(1,525,519)
Accumulated net realized gain (loss) on investments and foreign currency transactions	234,070,704
Net unrealized appreciation (depreciation) on investments	(25,570,177)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(135,260)

Net assets	$4,620,753,408

Class A
Net assets applicable to outstanding shares	$973,043,941

Shares of beneficial interest outstanding	51,681,933

Net asset value per share outstanding	$18.83
Maximum sales charge (5.50% of offering price)	1.10

Maximum offering price per share outstanding	$19.93

Investor Class
Net assets applicable to outstanding shares	$11,693,351

Shares of beneficial interest outstanding	622,100

Net asset value per share outstanding	$18.80
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price per share outstanding	$19.89

Class C
Net assets applicable to outstanding shares	$263,212,986

Shares of beneficial interest outstanding	14,070,341

Net asset value and offering price per share outstanding	$18.71

Class I
Net assets applicable to outstanding shares	$3,358,771,159

Shares of beneficial interest outstanding	178,638,824

Net asset value and offering price per share outstanding	$18.80

Class R2
Net assets applicable to outstanding shares	$165,382

Shares of beneficial interest outstanding	8,782

Net asset value and offering price per share outstanding	$18.83

Class R6
Net assets applicable to outstanding shares	$13,866,589

Shares of beneficial interest outstanding	737,381

Net asset value and offering price per share outstanding	$18.81

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$216,654,698

Expenses
Manager (See Note 3)	35,047,521
Distribution/Service—Class A (See Note 3)	2,623,675
Distribution/Service—Investor Class (See Note 3)	27,184
Distribution/Service—Class C (See Note 3)	2,682,009
Distribution/Service—Class R2 (See Note 3)	251
Transfer agent (See Note 3)	5,012,188
Shareholder communication	506,660
Registration	464,482
Custodian	352,735
Professional fees	266,440
Trustees	97,567
Shareholder service—Class R2 (See Note 3)	100
Miscellaneous	145,224

Total expenses	47,226,036

Net investment income (loss)	169,428,662

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	254,942,538
Foreign currency transactions	(1,475,179)

Net realized gain (loss) on investments and foreign currency transactions	253,467,359

Net change in unrealized appreciation (depreciation) on:
Investments	(493,748,569)
Translation of other assets and liabilities in foreign currencies	127,295

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(493,621,274)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(240,153,915)

Net increase (decrease) in net assets resulting from operations	$(70,725,253)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $10,888,538.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$169,428,662	$169,949,072
Net realized gain (loss) on investments and foreign currency transactions	253,467,359	113,313,061
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(493,621,274)	39,792,964

Net increase (decrease) in net assets resulting from operations	(70,725,253)	323,055,097

Dividends and distributions to shareholders:
From net investment income:
Class A	(39,152,822)	(25,181,316)
Investor Class	(408,400)	(242,456)
Class C	(8,097,586)	(4,917,708)
Class I	(147,360,854)	(96,991,881)
Class R2	(3,721)	(601)
Class R6	(109,962)	(2,612)

	(195,133,345)	(127,336,574)

From net realized gain on investments:
Class A	(22,654,975)	(1,520,736)
Investor Class	(233,469)	(14,936)
Class C	(5,995,369)	(376,316)
Class I	(84,953,313)	(5,130,296)
Class R2	(605)	—
Class R6	(3,864)	(55)

	(113,841,595)	(7,042,339)

Total dividends and distributions to shareholders	(308,974,940)	(134,378,913)

Capital share transactions:
Net proceeds from sale of shares	1,431,817,928	2,187,809,545
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	221,360,608	93,182,885
Cost of shares redeemed	(1,498,088,295)	(756,166,310)

Increase (decrease) in net assets derived from capital share transactions	155,090,241	1,524,826,120

Net increase (decrease) in net assets	(224,609,952)	1,713,502,304

	2015	2014
Net Assets
Beginning of year	4,845,363,360	3,131,861,056

End of year	$4,620,753,408	$4,845,363,360

Undistributed (distributions in excess of) net investment income at end of year	$(1,525,519)	$31,661,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.30	$19.33	$16.16	$15.21	$14.73

Net investment income (loss) (a)	0.63	0.82	0.56	0.50	0.50
Net realized and unrealized gain (loss) on investments	(0.89)	0.79	3.14	0.92	0.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	(0.26)	1.60	3.70	1.42	0.94

Less dividends and distributions:
From net investment income	(0.74)	(0.59)	(0.53)	(0.47)	(0.46)
From net realized gain on investments	(0.47)	(0.04)	—	—	—

Total dividends and distributions	(1.21)	(0.63)	(0.53)	(0.47)	(0.46)

Net asset value at end of year	$18.83	$20.30	$19.33	$16.16	$15.21

Total investment return (b)	(1.26%)	8.32%	23.31%	9.40%	6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24%	4.12%	3.18%	3.17%	3.27%
Net expenses	1.09%	1.07%	1.05%	1.13%	1.19%
Portfolio turnover rate	33%	15%	28%	23%	28%
Net assets at end of year (in 000’s)	$973,044	$972,426	$726,215	$404,497	$204,366

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.28	$19.31	$16.14	$15.19	$14.72

Net investment income (loss) (a)	0.62	0.81	0.55	0.51	0.51
Net realized and unrealized gain (loss) on investments	(0.89)	0.79	3.14	0.91	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	(0.27)	1.59	3.69	1.42	0.94

Less dividends and distributions:
From net investment income	(0.74)	(0.58)	(0.52)	(0.47)	(0.47)
From net realized gain on investments	(0.47)	(0.04)	—	—	—

Total dividends and distributions	(1.21)	(0.62)	(0.52)	(0.47)	(0.47)

Net asset value at end of year	$18.80	$20.28	$19.31	$16.14	$15.19

Total investment return (b)	(1.28%)	8.32%	23.29%	9.43%	6.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.20%	4.04%	3.14%	3.22%	3.32%
Net expenses	1.11%	1.09%	1.10%	1.13%	1.15%
Portfolio turnover rate	33%	15%	28%	23%	28%
Net assets at end of year (in 000’s)	$11,693	$9,940	$7,237	$3,402	$1,406

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.18	$19.22	$16.08	$15.15	$14.68

Net investment income (loss) (a)	0.47	0.65	0.42	0.38	0.38
Net realized and unrealized gain (loss) on investments	(0.88)	0.80	3.12	0.91	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	(0.41)	1.44	3.54	1.29	0.84

Less dividends and distributions:
From net investment income	(0.59)	(0.44)	(0.40)	(0.36)	(0.37)
From net realized gain on investments	(0.47)	(0.04)	—	—	—

Total dividends and distributions	(1.06)	(0.48)	(0.40)	(0.36)	(0.37)

Net asset value at end of year	$18.71	$20.18	$19.22	$16.08	$15.15

Total investment return (b)	(2.04%)	7.52%	22.31%	8.65%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.46%	3.26%	2.39%	2.43%	2.52%
Net expenses	1.86%	1.84%	1.85%	1.88%	1.90%
Portfolio turnover rate	33%	15%	28%	23%	28%
Net assets at end of year (in 000’s)	$263,213	$252,916	$175,634	$95,301	$35,975

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.28	$19.31	$16.14	$15.19	$14.70

Net investment income (loss) (a)	0.68	0.85	0.60	0.54	0.52
Net realized and unrealized gain (loss) on investments	(0.89)	0.81	3.14	0.92	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	(0.22)	1.65	3.74	1.46	0.98

Less dividends and distributions:
From net investment income	(0.79)	(0.64)	(0.57)	(0.51)	(0.49)
From net realized gain on investments	(0.47)	(0.04)	—	—	—

Total dividends and distributions	(1.26)	(0.68)	(0.57)	(0.51)	(0.49)

Net asset value at end of year	$18.80	$20.28	$19.31	$16.14	$15.19

Total investment return (b)	(1.06%)	8.60%	23.63%	9.66%	6.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.49%	4.27%	3.42%	3.46%	3.44%
Net expenses	0.84%	0.82%	0.80%	0.88%	0.94%
Portfolio turnover rate	33%	15%	28%	23%	28%
Net assets at end of year (in 000’s)	$3,358,771	$3,609,899	$2,222,748	$1,140,677	$790,679

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class R2	Year ended October 31, 2015	February 28, 2014** through October 31, 2014
Net asset value at beginning of period	$20.30	$19.85

Net investment income (loss) (a)	0.59	0.42
Net realized and unrealized gain (loss) on investments	(0.87)	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)

Total from investment operations	(0.28)	0.92

Less dividends and distributions:
From net investment income	(0.72)	(0.47)
From net realized gain on investments	(0.47)	—

Total dividends and distributions	(1.19)	(0.47)

Net asset value at end of period	$18.83	$20.30

Total investment return (b)	(1.34%)	4.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.09%	3.25	%††
Net expenses	1.19%	1.17	%††
Portfolio turnover rate	33%	15%
Net assets at end of period (in 000’s)	$165	$26

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Year ended October 31,		June 17, 2013** through October 31,
Class R6	2015	2014	2013
Net asset value at beginning of period	$20.28	$19.31	$18.09

Net investment income (loss) (a)	0.54	0.46	0.15
Net realized and unrealized gain (loss) on investments	(0.73)	1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.00	)‡

Total from investment operations	(0.19)	1.66	1.53

Less dividends and distributions:
From net investment income	(0.81)	(0.65)	(0.31)
From net realized gain on investments	(0.47)	(0.04)	—

Total dividends and distributions	(1.28)	(0.69)	(0.31)

Net asset value at end of period	$18.81	$20.28	$19.31

Total investment return (b)	(0.90%)	8.69%	8.63	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%	4.29%	2.18	%††
Net expenses	0.74%	0.74%	0.74	%††
Portfolio turnover rate	33%	15%	28%
Net assets at end of period (in 000’s)	$13,867	$156	$27

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

21

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2015, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three

22	MainStay Epoch Global Equity Yield Fund

tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

23

Notes to Financial Statements (continued)

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $35,047,521.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

24	MainStay Epoch Global Equity Yield Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $65,353 and $4,346, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $18,880 and $31,889, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,042,612
Investor Class	12,686
Class C	311,759
Class I	3,645,028
Class R2	103

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$25,813	15.6%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,496,463	$223,637,692	$(155,403)	$(18,139,004)	$206,839,748

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships and return of capital distributions received. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(7,482,136)	$(27,286,572)	$34,768,708

The reclassifications for the Fund are primarily due to foreign currency gain (loss), partnerships, Real Estate Investment Trusts (REITs) and return of capital distributions received and distributions in connection with redemption of fund shares.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$209,544,809	$127,336,574
Long-Term Capital Gain	99,430,131	7,042,339
Total	$308,974,940	$134,378,913

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the

25

Notes to Financial Statements (continued)

syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $1,689,059 and $1,604,047, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	21,019,713	$408,879,809
Shares issued to shareholders in reinvestment of dividends and distributions	2,728,686	52,125,275
Shares redeemed	(19,959,097)	(381,344,440)

Net increase (decrease) in shares outstanding before conversion	3,789,302	79,660,644
Shares converted into Class A (See Note 1)	35,923	701,144
Shares converted from Class A (See Note 1)	(38,263)	(698,921)

Net increase (decrease)	3,786,962	$79,662,867

Year ended October 31, 2014:
Shares sold	25,395,433	$503,549,792
Shares issued to shareholders in reinvestment of dividends and distributions	1,216,398	24,525,398
Shares redeemed	(16,326,480)	(330,082,835)

Net increase (decrease) in shares outstanding before conversion	10,285,351	197,992,355
Shares converted into Class A (See Note 1)	65,955	1,326,833
Shares converted from Class A (See Note 1)	(21,316)	(427,694)

Net increase (decrease)	10,329,990	$198,891,494

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	202,714	$3,951,899
Shares issued to shareholders in reinvestment of dividends and distributions	33,193	631,598
Shares redeemed	(106,429)	(2,042,230)

Net increase (decrease) in shares outstanding before conversion	129,478	2,541,267
Shares converted into Investor Class (See Note 1)	38,326	698,921
Shares converted from Investor Class (See Note 1)	(35,971)	(701,144)

Net increase (decrease)	131,833	$2,539,044

Year ended October 31, 2014:
Shares sold	208,949	$4,181,626
Shares issued to shareholders in reinvestment of dividends and distributions	12,440	250,245
Shares redeemed	(61,246)	(1,214,656)

Net increase (decrease) in shares outstanding before conversion	160,143	3,217,215
Shares converted into Investor Class (See Note 1)	21,338	427,694
Shares converted from Investor Class (See Note 1)	(66,046)	(1,326,833)

Net increase (decrease)	115,435	$2,318,076

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	3,821,123	$74,415,711
Shares issued to shareholders in reinvestment of dividends and distributions	467,886	8,893,916
Shares redeemed	(2,752,895)	(52,651,238)

Net increase (decrease)	1,536,114	$30,658,389

Year ended October 31, 2014:
Shares sold	4,755,961	$94,617,420
Shares issued to shareholders in reinvestment of dividends and distributions	155,938	3,135,777
Shares redeemed	(1,515,208)	(30,066,330)

Net increase (decrease)	3,396,691	$67,686,867

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	47,593,968	$929,495,756
Shares issued to shareholders in reinvestment of dividends and distributions	8,369,055	159,591,666
Shares redeemed	(55,334,754)	(1,060,872,726)

Net increase (decrease)	628,269	$28,214,696

Year ended October 31, 2014:
Shares sold	79,455,246	$1,585,065,358
Shares issued to shareholders in reinvestment of dividends and distributions	3,245,925	65,268,197
Shares redeemed	(19,809,801)	(394,552,819)

Net increase (decrease)	62,891,370	$1,255,780,736

26	MainStay Epoch Global Equity Yield Fund

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	7,262	$141,857
Shares issued to shareholders in reinvestment of dividends and distributions	231	4,326

Net increase (decrease)	7,493	$146,183

Period ended October 31, 2014 (a):
Shares sold	1,259	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	30	601

Net increase (decrease)	1,289	$25,601

Class R6	Shares	Amount
Year ended October 31, 2015:
Shares sold	785,662	$14,932,896
Shares issued to shareholders in reinvestment of dividends and distributions	6,371	113,827
Shares redeemed	(62,340)	(1,177,661)

Net increase (decrease)	729,693	$13,869,062

Year ended October 31, 2014:
Shares sold	18,599	$370,349
Shares issued to shareholders in reinvestment of dividends and distributions	131	2,667
Shares redeemed	(12,448)	(249,670)

Net increase (decrease)	6,282	$123,346

(a)	Inception date was February 28, 2014

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Equity Yield Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Equity Yield Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended October 31, 2015 in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

28	MainStay Epoch Global Equity Yield Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $134,198,839 as long term capital distribution.

For the fiscal year ended October 31, 2015, the Fund designated approximately $220,369,025 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 43.6% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2015:

•	The total amount of taxes paid to foreign countries was $10,824,216

•	the total amount of income sourced from foreign countries was $127,723,115

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Epoch Global Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

32	MainStay Epoch Global Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Epoch Global Equity Yield Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673696 MS291-15	MSEGEY11-12/15 (NYLIM) NL241

MainStay Epoch International Small Cap Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.32 5.49%	2.77 3.94%	3.32 3.95%	1.55 1.55%
Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.55 5.24%	2.60 3.77%	5.47 6.07%	1.78 1.78%
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.46 4.46	2.98 2.98	5.39 5.39	2.53 2.53
Class I Shares[3]	No Sales Charge		5.74	4.19	6.52	1.30

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from January 25, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from January 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares would likely have been different.

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Ex U.S. Small Cap Index[5]	4.66%	6.11%	5.22%
Average Lipper International Small-/Mid-Cap Growth Fund[6]	3.70	7.01	6.84

5.	The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper International Small-/Mid-Cap Growth Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset of the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$976.20	$8.37	$1,016.70	$8.54

Investor Class Shares	$1,000.00	$975.30	$9.46	$1,015.60	$9.65

Class C Shares	$1,000.00	$971.60	$13.17	$1,011.80	$13.44

Class I Shares	$1,000.00	$977.40	$7.38	$1,017.70	$7.53

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.68% for Class A, 1.90% for Investor Class, 2.65% for Class C and 1.48% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2015 (Unaudited)

Japan	23.4%
United Kingdom	21.6
Italy	10.3
France	7.7
Canada	6.2
Spain	5.9
Germany	5.0
Australia	3.0
Switzerland	2.5
Netherlands	2.3
United States	2.1
Sweden	1.2
Hong Kong	1.1
Ireland	1.1

Portugal	1.0%
Finland	0.9
Denmark	0.8
New Zealand	0.7
Luxembourg	0.6
Belgium	0.5
Cambodia	0.4
Mexico	0.3
Norway	0.3
Brazil	0.2
Other Assets, Less Liabilities	0.9

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Altran Technologies S.A.

2.	Intermediate Capital Group PLC

3.	Merlin Properties Socimi S.A.

4.	Playtech PLC

5.	Sopra Steria Group
6.	Azimut Holding S.p.A.

7.	Temp Holdings Co., Ltd.

8.	OBIC Co., Ltd.

9.	Ashtead Group PLC

10.	Infrastrutture Wireless Italiane S.p.A

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Citerne, CFA, Michael Welhoelter, CFA, and John Morgan of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 5.49% for Class A shares, 5.24% for Investor Class shares and 4.46% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 5.74%. For the 12 months ended October 31, 2015, Class A, Investor Class and Class I shares outperformed—and Class C shares underperformed—the 4.66% return of the MSCI World Ex U.S. Small Cap Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 3.70% return of the Average Lipper2 International Small-/Mid-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was the most significant positive contributor to the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index, particularly in the information technology, materials and consumer discretionary sectors and among the Fund’s investments in France. (Contributions take weightings and total returns into account.) Stock selection in the industrials, consumer staples and health care sectors offset some of these gains.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the top contributors were Hanatour Service, OBIC Co. and Sopra Steria. Hanatour, South Korea’s leading tour and ticket operator, advanced because of the relative strength of the Korean won, which boosted Korean outbound tourism traffic. OBIC Co., a Japanese information technology company, was the beneficiary of increased spending by Japanese corporations to improve and modernize their technology infrastructure. Another technology company, Sopra Steria, which is based in France, announced results ahead of expectations, driven by the successful integration of Steria after Sopra and Steria merged in 2014.

Among the companies that detracted from results were Surge Energy, Premier Oil and Abengoa. Canadian oil company Surge Energy declined early in the reporting period when the company said that it would be reducing production and intended to reduce its dividend amid the sharp decline in oil prices. Shares in Premier Oil also came under pressure as the market perceived the company’s debt balance to be too high, despite the company’s strong liquidity position. Abengoa, an engineering, procurement and construction company focused on renewable energy, saw its shares decline over liquidity concerns. The company has taken actions to considerably increase its liquidity position and reduce debt by raising capital, selling assets, cutting costs and reducing capital expenditures.

Did the Fund make any significant purchases or sales during the reporting period?

Several positions were added to the Fund during the reporting period. Among them were information technology company Sopra Steria; hotels, restaurants & leisure company Melia Hotels; and life sciences tools & services company Gerresheimer. Several positions were eliminated as well, either as a result of price appreciation or changes in the companies’ ability to meet our core investment thesis. Among these companies were tour and ticket operator Hanatour Service, communications equipment company Alcatel-Lucent and food & staples retailer Raia Drogasil.

How did the Fund’s sector weightings change during the reporting period?

Among the most significant sector weighting changes in the Fund were increases in exposure to health care, utilities, consumer discretionary and financials. We reduced the Fund’s cash position and its exposure to the energy and industrials sectors. From a country perspective, the most significant increase in exposure was in France, while the largest reduction was in Japan.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the most significantly overweight positions in the Fund relative to the MSCI World Ex U.S. Small Cap Index were in the information technology and utilities sectors, while the most substantially underweight positions were in the financials, consumer staples and health care sectors.

1.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2015

	Shares	Value
Common Stocks 97.6%†
Australia 3.0%
Ainsworth Game Technology, Ltd. (Hotels, Restaurants & Leisure)	121,950	$276,541
Aristocrat Leisure, Ltd. (Hotels, Restaurants & Leisure)	75,635	502,677
Asaleo Care, Ltd. (Personal Products)	179,975	225,879
Flight Centre Travel Group, Ltd. (Hotels, Restaurants & Leisure)	3,170	85,787
Pact Group Holdings, Ltd. (Containers & Packaging)	72,952	266,873
Spotless Group Holdings, Ltd. (Commercial Services & Supplies)	181,300	277,963

		1,635,720

Belgium 0.5%
Ontex Group N.V. (Personal Products)	8,760	269,481

Brazil 0.1%
JSL S.A. (Road & Rail)	25,600	62,265

Cambodia 0.4%
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	342,000	242,250

Canada 6.2%
Algonquin Power & Utilities Corp. (Independent Power & Renewable Electricity Producers)	97,100	749,265
ATS Automation Tooling Systems, Inc. (Machinery) (a)	26,357	277,559
Capstone Mining Corp. (Metals & Mining) (a)	142,660	73,097
CCL Industries, Inc. Class B (Containers & Packaging)	5,290	749,444
Element Financial Corp. (Diversified Financial Services) (a)	39,595	512,046
Surge Energy, Inc. (Oil, Gas & Consumable Fuels)	196,600	442,034
Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	61,900	549,602

		3,353,047

Denmark 0.8%
ALK-Abello A/S (Pharmaceuticals)	4,080	443,952

Finland 0.9%
Cramo Oyj (Trading Companies & Distributors)	26,950	494,914

France 7.7%
Alten S.A. (IT Services)	8,610	446,889
♦Altran Technologies S.A. (IT Services)	104,790	1,307,887

	Shares	Value
France (continued)
Elior (Commercial Services & Supplies) (b)	31,950	$606,761
Havas S.A. (Media)	25,234	218,936
IPSOS (Media)	6,880	139,775
Nexity S.A. (Real Estate Management & Development)	10,800	478,493
Saft Groupe S.A. (Electrical Equipment)	4,096	105,848
♦Sopra Steria Group (IT Services)	8,083	919,957

		4,224,546

Germany 5.0%
Duerr A.G. (Machinery)	1,800	149,977
Gerresheimer A.G. (Life Sciences Tools & Services)	8,674	676,938
KION Group A.G. (Machinery) (a)	14,480	652,999
MorphoSys A.G. (Life Sciences Tools & Services) (a)	5,521	341,625
ProSiebenSat.1 Media S.E. (Media)	11,490	621,515
Stroeer S.E. (Media)	4,800	302,923

		2,745,977

Hong Kong 1.1%
Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	452,000	373,236
Emperor Watch & Jewellery, Ltd. (Specialty Retail)	1,470,000	39,260
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	574,760	211,347

		623,843

Ireland 1.1%
Kingspan Group PLC (Building Products)	9,750	236,197
Smurfit Kappa Group PLC (Containers & Packaging)	12,142	346,216

		582,413

Italy 10.3%
Astaldi S.p.A. (Construction & Engineering)	27,198	218,929
♦Azimut Holding S.p.A. (Capital Markets)	37,719	907,947
Banca Generali S.p.A. (Capital Markets)	8,183	252,316
Banca Popolare dell’Emilia Romagna S.C. (Banks)	75,650	611,020
Banco Popolare S.C. (Banks) (a)	30,599	457,952
Buzzi Unicem S.p.A. (Construction Materials)	18,700	316,471
Credito Valtellinese S.C. (Banks) (a)	507,570	639,081
Hera S.p.A. (Multi-Utilities)	232,400	610,785
Industria Macchine Automatiche S.p.A. (Machinery)	5,000	258,528
♦Infrastrutture Wireless Italiane S.p.A (Diversified Telecommunication Services) (a)(b)	148,552	772,017
Mediolanum S.p.A. (Insurance)	43,927	358,177

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Italy (continued)
RAI Way S.p.A. (Media) (b)	39,800	$202,637

		5,605,860

Japan 23.4%
Air Water, Inc. (Chemicals)	21,160	349,130
Asahi Holdings, Inc. (Metals & Mining)	15,200	224,971
Century Tokyo Leasing Corp. (Diversified Financial Services)	7,300	250,149
CyberAgent, Inc. (Media)	3,400	140,880
Daicel Corp. (Chemicals)	54,700	728,910
Daifuku Co., Ltd. (Machinery)	36,900	551,344
Doutor Nichires Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	20,400	298,215
DTS Corp. (IT Services)	21,500	510,997
GMO Internet, Inc. (Internet Software & Services)	17,900	255,587
Hakuhodo DY Holdings, Inc. (Media)	27,900	295,948
Horiba, Ltd. (Electronic Equipment, Instruments & Components)	10,850	430,691
IBJ Leasing Co., Ltd. (Diversified Financial Services)	8,800	186,983
Japan Logistics Fund, Inc. (Real Estate Investment Trusts)	147	275,800
Kanamoto Co., Ltd. (Trading Companies & Distributors)	3,200	65,050
Kansai Paint Co., Ltd. (Chemicals)	20,140	309,269
Leopalace21 Corp. (Real Estate Management & Development) (a)	69,300	372,142
Meitec Corp. (Professional Services)	5,600	204,889
MISUMI Group, Inc. (Trading Companies & Distributors)	43,300	570,181
Nachi-Fujikoshi Corp. (Machinery)	70,000	316,732
Nichias Corp. (Building Products)	36,000	228,823
Nifco, Inc. (Auto Components)	9,150	356,006
Nippo Corp. (Construction & Engineering)	8,000	140,482
Nippon Shokubai Co., Ltd. (Chemicals)	3,700	291,904
Nishio Rent All Co., Ltd. (Trading Companies & Distributors)	9,500	222,719
♦OBIC Co., Ltd. (IT Services)	15,700	835,286
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	5,300	341,270
SCSK Corp. (IT Services)	20,000	771,526
Skylark Co., Ltd. (Hotels, Restaurants & Leisure)	42,500	556,124
St. Marc Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	9,500	283,811
Sundrug Co., Ltd. (Food & Staples Retailing)	13,000	691,638
Suruga Bank, Ltd. (Banks)	8,900	176,864
♦Temp Holdings Co., Ltd. (Professional Services)	57,000	857,338
Tokyo Ohka Kogyo Co., Ltd. (Chemicals)	6,900	222,433
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	12,600	429,676

		12,743,768

	Shares	Value
Luxembourg 0.6%
Eurofins Scientific S.E. (Life Sciences Tools & Services)	970	$351,198

Mexico 0.3%
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	10,500	162,721

Netherlands 2.3%
Aalberts Industries N.V. (Machinery)	18,180	591,053
USG People N.V. (Professional Services)	41,050	654,539

		1,245,592

New Zealand 0.7%
SKYCITY Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	141,500	384,225

Norway 0.3%
SpareBank 1 SMN (Banks)	21,400	134,116

Portugal 1.0%
Mota-Engil SGPS S.A. (Construction & Engineering)	118,410	297,529
NOS SGPS S.A. (Media)	32,050	266,408

		563,937

Spain 5.9%
Abengoa S.A. Class B (Construction & Engineering)	135,223	131,895
Abengoa Yield PLC (Independent Power & Renewable Electricity Producers)	29,383	544,467
Fomento de Construcciones y Contratas S.A. (Construction & Engineering) (a)	15,615	119,167
Liberbank S.A. (Banks) (a)	722,609	448,164
Mediaset Espana Comunicacion S.A. (Media)	25,670	312,061
Melia Hotels International S.A. (Hotels, Restaurants & Leisure)	37,812	547,192
♦Merlin Properties Socimi S.A. (Real Estate Investment Trusts)	86,760	1,112,430

		3,215,376

Sweden 1.2%
BillerudKorsnas AB (Containers & Packaging)	32,100	581,994
Modern Times Group AB Class B (Media)	3,160	89,767

		671,761

Switzerland 2.5%
EFG International A.G. (Capital Markets) (a)	9,732	97,768
Gategroup Holding A.G. (Commercial Services & Supplies) (a)	12,270	460,536
Kuoni Reisen Holding A.G. Registered (Hotels, Restaurants & Leisure) (a)	459	95,102
Temenos Group A.G. Registered (Software) (a)	14,924	698,300

		1,351,706

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom 21.6%
♦Ashtead Group PLC (Trading Companies & Distributors)	51,718	$797,284
Babcock International Group PLC (Commercial Services & Supplies)	28,817	428,250
Bovis Homes Group PLC (Household Durables)	34,155	539,697
Consort Medical PLC (Health Care Equipment & Supplies)	2,836	42,670
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	32,700	549,976
Halma PLC (Electronic Equipment, Instruments & Components)	39,400	463,742
Hays PLC (Professional Services)	270,000	586,471
Inchcape PLC (Distributors)	32,615	401,983
♦Intermediate Capital Group PLC (Capital Markets)	128,930	1,124,973
Just Eat PLC (Internet Software & Services) (a)	30,701	201,620
Ladbrokes PLC (Hotels, Restaurants & Leisure)	252,150	410,482
Lancashire Holdings, Ltd. (Insurance)	21,940	240,987
Lavendon Group PLC (Trading Companies & Distributors)	65,950	153,011
Michael Page International PLC (Professional Services)	68,520	522,659
Micro Focus International PLC (Software)	28,261	547,203
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance)	38,137	246,926
♦Playtech PLC (Software)	74,580	984,164
Premier Oil PLC (Oil, Gas & Consumable Fuels) (a)	185,751	196,152
Restaurant Group PLC (Hotels, Restaurants & Leisure)	28,900	319,439
Saga PLC (Insurance)	87,500	280,032
Savills PLC (Real Estate Management & Development)	28,640	404,427
SIG PLC (Trading Companies & Distributors)	144,492	297,370
SThree PLC (Professional Services)	31,594	175,339
Stock Spirits Group PLC (Beverages)	121,650	357,255
Taylor Wimpey PLC (Household Durables)	132,046	403,053
Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (a)	306,250	580,229
Vesuvius PLC (Machinery)	43,920	241,917
William Hill PLC (Hotels, Restaurants & Leisure)	52,850	258,353

		11,755,664

United States 0.7%
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	42,690	389,333

Total Common Stocks (Cost $50,078,796)		53,253,665

	Shares	Value
Preferred Stock 0.1%
Brazil 0.1%
Banco ABC Brasil S.A. 7.81% (Banks)	22,000	$48,489

Total Preferred Stock (Cost $133,661)		48,489

	Number of Rights
Rights 0.0%‡
Italy 0.0%‡
Mediolanum S.p.A. Expires 11/26/15 (Insurance) (a)	43,927	3

Total Rights (Cost $0)		3

	Principal Amount
Short-Term Investment 1.4%
Repurchase Agreement 1.4%
United States 1.4%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $763,006 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 2/29/20, with a Principal Amount of $780,000 and a Market Value of $780,000) (Capital Markets)	$763,006	763,006

Total Short-Term Investment (Cost $763,006)		763,006

Total Investments (Cost $50,975,463) (c)	99.1%	54,065,163
Other Assets, Less Liabilities	0.9	499,565
Net Assets	100.0%	$54,564,728

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of October 31, 2015, cost was $53,095,952 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,410,043
Gross unrealized depreciation	(4,440,832)

Net unrealized appreciation	$969,211

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$53,253,665	$—	$—	$53,253,665
Preferred Stock	48,489	—	—	48,489
Rights (b)	—	3	—	3
Short-Term Investment
Repurchase Agreement	—	763,006	—	763,006

Total Investments in Securities	$53,302,154	$763,009	$—	$54,065,163

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 security valued at $3 is held in Italy within the Rights section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2015 (a)
Common Stock
Spain	$206,503	$—	$(366,843)	$215,413	$—	$(55,073)	$—	$—	$—	$—

Total	$206,503	$—	$(366,843)	$215,413	$—	$(55,073)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Auto Components	$356,006	0.7%
Banks	2,515,686	4.6
Beverages	357,255	0.7
Building Products	465,020	0.8
Capital Markets	3,146,010	5.8
Chemicals	1,901,646	3.5
Commercial Services & Supplies	1,773,510	3.2
Construction & Engineering	908,002	1.7
Construction Materials	316,471	0.6
Containers & Packaging	1,944,527	3.6
Distributors	401,983	0.7
Diversified Financial Services	1,378,854	2.5
Diversified Telecommunication Services	983,364	1.8
Electrical Equipment	105,848	0.2
Electronic Equipment, Instruments & Components	894,433	1.6
Food & Staples Retailing	691,638	1.3
Health Care Equipment & Supplies	42,670	0.1
Hotels, Restaurants & Leisure	5,390,403	9.9
Household Durables	942,750	1.7
Independent Power & Renewable Electricity Producers	1,293,732	2.4
Insurance	879,199	1.6
Internet Software & Services	457,207	0.8
IT Services	4,792,542	8.8
Life Sciences Tools & Services	1,369,761	2.5
Machinery	3,040,109	5.6
Media	2,590,850	4.7
Metals & Mining	298,068	0.5
Multi-Utilities	610,785	1.1
Oil, Gas & Consumable Fuels	1,577,121	2.9
Personal Products	495,360	0.9
Pharmaceuticals	1,158,458	2.1
Professional Services	3,001,235	5.5
Real Estate Investment Trusts	1,388,230	2.5
Real Estate Management & Development	1,255,062	2.3
Road & Rail	62,265	0.1
Software	2,229,667	4.1
Specialty Retail	39,260	0.1
Thrifts & Mortgage Finance	246,926	0.5
Trading Companies & Distributors	2,600,529	4.8
Transportation Infrastructure	162,721	0.3

	54,065,163	99.1
Other Assets, Less Liabilities	499,565	0.9

Net Assets	$54,564,728	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $50,975,463)	$54,065,163
Cash denominated in foreign currencies (identified cost $102,014)	102,288
Receivables:
Investment securities sold	342,681
Dividends	177,779
Fund shares sold	125,658
Other assets	37,272

Total assets	54,850,841

Liabilities
Payables:
Investment securities purchased	189,755
Manager (See Note 3)	48,039
Professional fees	20,443
Fund shares redeemed	9,553
Shareholder communication	5,926
Custodian	5,612
Transfer agent (See Note 3)	3,623
NYLIFE Distributors (See Note 3)	2,487
Trustees	138
Accrued expenses	537

Total liabilities	286,113

Net assets	$54,564,728

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$2,490
Additional paid-in capital	101,748,023

101,750,513
Undistributed net investment income	737,248
Accumulated net realized gain (loss) on investments and foreign currency transactions	(51,004,605)
Net unrealized appreciation (depreciation) on investments	3,089,700
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(8,128)

Net assets	$54,564,728

Class A
Net assets applicable to outstanding shares	$5,602,208

Shares of beneficial interest outstanding	262,359

Net asset value per share outstanding	$21.35
Maximum sales charge (5.50% of offering price)	1.24

Maximum offering price per share outstanding	$22.59

Investor Class
Net assets applicable to outstanding shares	$1,138,551

Shares of beneficial interest outstanding	53,508

Net asset value per share outstanding	$21.28
Maximum sales charge (5.50% of offering price)	1.24

Maximum offering price per share outstanding	$22.52

Class C
Net assets applicable to outstanding shares	$1,283,724

Shares of beneficial interest outstanding	61,601

Net asset value and offering price per share outstanding	$20.84

Class I
Net assets applicable to outstanding shares	$46,540,245

Shares of beneficial interest outstanding	2,112,919

Net asset value and offering price per share outstanding	$22.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$1,879,673

Expenses
Manager (See Note 3)	902,118
Custodian	93,555
Professional fees	66,686
Registration	60,310
Distribution/Service—Class A (See Note 3)	12,324
Distribution/Service—Investor Class (See Note 3)	2,286
Distribution/Service—Class C (See Note 3)	11,672
Transfer agent (See Note 3)	19,245
Shareholder communication	13,665
Interest expense	1,982
Trustees	1,533
Miscellaneous	19,009

Total expenses before waiver/reimbursement	1,204,385
Expense waiver/reimbursement from Manager (See Note 3)	(41,165)

Net expenses	1,163,220

Net investment income (loss)	716,453

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,468,925
Foreign currency transactions	(77,005)

Net realized gain (loss) on investments and foreign currency transactions	8,391,920

Net change in unrealized appreciation (depreciation) on:
Investments	(4,475,880)
Translation of other assets and liabilities in foreign currencies	2,815

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,473,065)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	3,918,855

Net increase (decrease) in net assets resulting from operations	$4,635,308

(a)	Dividends recorded net of foreign withholding taxes in the amount of $115,007.

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$716,453	$1,054,026
Net realized gain (loss) on investments and foreign currency transactions	8,391,920	11,465,730
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,473,065)	(21,102,067)

Net increase (decrease) in net assets resulting from operations	4,635,308	(8,582,311)

Dividends to shareholders:
From net investment income:
Class A	(22,904)	(105,445)
Investor Class	(1,909)	(18,484)
Class C	—	(9,578)
Class I	(759,196)	(2,962,904)

Total dividends to shareholders	(784,009)	(3,096,411)

Capital share transactions:
Net proceeds from sale of shares	13,165,469	31,252,784
Net asset value of shares issued to shareholders in reinvestment of dividends	677,147	2,792,475
Cost of shares redeemed	(77,325,826)	(34,037,429)

Increase (decrease) in net assets derived from capital share transactions	(63,483,210)	7,830

Net increase (decrease) in net assets	(59,631,911)	(11,670,892)

Net Assets
Beginning of year	114,196,639	125,867,531

End of year	$54,564,728	$114,196,639

Undistributed net investment income at end of year	$737,248	$41,140

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015		2014	2013	2012		2011
Net asset value at beginning of year	$20.35		$22.40	$17.80	$16.33		$18.95

Net investment income (loss) (a)	0.16		0.14	0.23	0.19		0.10
Net realized and unrealized gain (loss) on investments	0.97		(1.66)	4.77	1.29		(2.24)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.02)	(0.01)	(0.01)		(0.03)

Total from investment operations	1.11		(1.54)	4.99	1.47		(2.17)

Less dividends:
From net investment income	(0.11)		(0.51)	(0.39)	—		(0.45)

Net asset value at end of year	$21.35		$20.35	$22.40	$17.80		$16.33

Total investment return (b)	5.49%		(7.01%)	28.65%	9.00%		(11.82%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78%		0.62%	1.21%	1.15%		0.53%
Net expenses	1.63	%(c)	1.50%	1.57%	1.61	%(c)	1.69%
Expenses (before waiver/reimbursement)	1.68	%(c)	1.55%	1.62%	1.64	%(c)	1.69%
Portfolio turnover rate	39%		54%	55%	44%		69%
Net assets at end of year (in 000’s)	$5,602		$4,729	$4,323	$5,536		$5,261

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

	Year ended October 31,
Investor Class	2015		2014	2013	2012		2011
Net asset value at beginning of year	$20.27		$22.30	$17.75	$16.30		$18.97

Net investment income (loss) (a)	0.11		0.07	0.21	0.16		0.10
Net realized and unrealized gain (loss) on investments	0.97		(1.62)	4.73	1.30		(2.25)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.02)	(0.01)	(0.01)		(0.03)

Total from investment operations	1.06		(1.57)	4.93	1.45		(2.18)

Less dividends:
From net investment income	(0.05)		(0.46)	(0.38)	—		(0.49)

Net asset value at end of year	$21.28		$20.27	$22.30	$17.75		$16.30

Total investment return (b)	5.24%		(7.19%)	28.37%	8.90%		(11.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%		0.33%	1.09%	0.99%		0.51%
Net expenses	1.85	%(c)	1.73%	1.76%	1.73	%(c)	1.76%
Expenses (before waiver/reimbursement)	1.91	%(c)	1.78%	1.81%	1.76	%(c)	1.76%
Portfolio turnover rate	39%		54%	55%	44%		69%
Net assets at end of year (in 000’s)	$1,139		$830	$901	$780		$807

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2015		2014	2013	2012		2011
Net asset value at beginning of year	$19.95		$21.90	$17.44	$16.13		$18.84

Net investment income (loss) (a)	(0.04)		(0.04)	0.02	0.05		(0.05)
Net realized and unrealized gain (loss) on investments	0.95		(1.66)	4.71	1.27		(2.22)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.02)	(0.01)	(0.01)		(0.03)

Total from investment operations	0.89		(1.72)	4.72	1.31		(2.30)

Less dividends:
From net investment income	—		(0.23)	(0.26)	—		(0.41)

Net asset value at end of year	$20.84		$19.95	$21.90	$17.44		$16.13

Total investment return (b)	4.46%		(7.94%)	27.42%	8.12%		(12.57%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18%)		(0.17%)	0.08%	0.30%		(0.29%)
Net expenses	2.60	% (c)	2.48%	2.52%	2.48	%(c)	2.51%
Expenses (before waiver/reimbursement)	2.66	% (c)	2.53%	2.57%	2.51	%(c)	2.51%
Portfolio turnover rate	39%		54%	55%	44%		69%
Net assets at end of year (in 000’s)	$1,284		$956	$916	$2,334		$2,064

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

	Year ended October 31,
Class I	2015		2014	2013	2012		2011
Net asset value at beginning of year	$21.01		$23.11	$18.35	$16.83		$19.51

Net investment income (loss) (a)	0.19		0.19	0.29	0.21		0.13
Net realized and unrealized gain (loss) on investments	1.02		(1.70)	4.91	1.35		(2.29)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.02)	(0.01)	(0.01)		(0.03)

Total from investment operations	1.19		(1.53)	5.19	1.55		(2.19)

Less dividends:
From net investment income	(0.17)		(0.57)	(0.43)	(0.03)		(0.49)

Net asset value at end of year	$22.03		$21.01	$23.11	$18.35		$16.83

Total investment return (b)	5.74%		(6.77%)	28.97%	9.26%		(11.59%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%		0.81%	1.48%	1.27%		0.69%
Net expenses	1.38	%(c)	1.25%	1.32%	1.36	%(c)	1.44%
Expenses (before waiver/reimbursement)	1.43	%(c)	1.30%	1.37%	1.39	%(c)	1.44%
Portfolio turnover rate	39%		54%	55%	44%		69%
Net assets at end of year (in 000’s)	$46,540		$107,682	$119,726	$154,291		$257,740

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

20	MainStay Epoch International Small Cap Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2015, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the

21

Notes to Financial Statements (continued)

Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response, among other relevant factors, to market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board of Trustees.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

22	MainStay Epoch International Small Cap Fund

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the Fund did not hold any warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(L)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life

23

Notes to Financial Statements (continued)

Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.85% for Investor Class and 2.60% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $902,118 and waived its fees and/or reimbursed expenses in the amount of $41,165.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $3,441 and $512, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $500 and $126, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$956
Investor Class	2,267
Class C	2,891
Class I	13,131

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,224,829	$(49,362,876)	$(9,616)	$961,878	$(47,185,785)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments.

The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized

24	MainStay Epoch International Small Cap Fund

gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$763,664	$(763,664)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and PFIC adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $49,362,876 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$49,363	$—

The Fund utilized $7,745,866 of capital loss carryforwards during the year ended October 31, 2015.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$784,009	$3,096,411

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount.

During the year ended October 31, 2015, the Fund utilized the line of credit for six days, maintained an average daily balance of $2,220,958 at a weighted average interest rate of 1.097% and incurred interest expense in the amount of $1,982. As of October 31, 2015, there were no borrowings outstanding.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $31,362 and $94,881, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	129,138	$2,774,421
Shares issued to shareholders in reinvestment of dividends and distributions	1,168	22,881
Shares redeemed	(98,431)	(2,025,044)

Net increase (decrease) in shares outstanding before conversion	31,875	772,258
Shares converted into Class A (See Note 1)	1,510	33,667
Shares converted from Class A (See Note 1)	(3,395)	(69,374)

Net increase (decrease)	29,990	$736,551

Year ended October 31, 2014:
Shares sold	160,021	$3,666,623
Shares issued to shareholders in reinvestment of dividends and distributions	4,806	104,525
Shares redeemed	(127,010)	(2,826,935)

Net increase (decrease) in shares outstanding before conversion	37,817	944,213
Shares converted into Class A (See Note 1)	3,419	77,122
Shares converted from Class A (See Note 1)	(1,898)	(41,364)

Net increase (decrease)	39,338	$979,971

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	24,676	$522,238
Shares issued to shareholders in reinvestment of dividends and distributions	98	1,909
Shares redeemed	(14,101)	(290,866)

Net increase (decrease) in shares outstanding before conversion	10,673	233,281
Shares converted into Investor Class (See Note 1)	3,406	69,374
Shares converted from Investor Class (See Note 1)	(1,514)	(33,667)

Net increase (decrease)	12,565	$268,988

Year ended October 31, 2014:
Shares sold	12,237	$278,490
Shares issued to shareholders in reinvestment of dividends and distributions	850	18,445
Shares redeemed	(11,032)	(245,435)

Net increase (decrease) in shares outstanding before conversion	2,055	51,500
Shares converted into Investor Class (See Note 1)	1,904	41,364
Shares converted from Investor Class (See Note 1)	(3,429)	(77,122)

Net increase (decrease)	530	$15,742

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	36,457	$758,891
Shares redeemed	(22,767)	(468,933)

Net increase (decrease)	13,690	$289,958

Year ended October 31, 2014:
Shares sold	49,205	$1,125,227
Shares issued to shareholders in reinvestment of dividends and distributions	445	9,578
Shares redeemed	(43,597)	(973,705)

Net increase (decrease)	6,053	$161,100

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	429,851	$9,109,919
Shares issued to shareholders in reinvestment of dividends and distributions	32,343	652,357
Shares redeemed	(3,474,460)	(74,540,983)

Net increase (decrease)	(3,012,266)	$(64,778,707)

Year ended October 31, 2014:
Shares sold	1,134,890	$26,182,444
Shares issued to shareholders in reinvestment of dividends and distributions	118,694	2,659,927
Shares redeemed	(1,309,926)	(29,991,354)

Net increase (decrease)	(56,342)	$(1,148,983)

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch International Small Cap Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch International Small Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch International Small Cap Fund of MainStay Funds Trust, as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2015, the Fund designated approximately $889,400 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2015:

•	the total amount of taxes paid to foreign countries was $105,391

•	the total amount of income sourced from foreign countries was $1,978,110

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Epoch International Small Cap Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay Epoch International Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

32	MainStay Epoch International Small Cap Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673268 MS291-15	MSEISC11-12/15 (NYLIM) NL242

MainStay High Yield Municipal Bond Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (3/31/10)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.53 5.27%	6.27 7.25%	7.51 8.39%	0.90 0.90%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.51 5.24	6.25 7.23	7.44 8.33	0.92 0.92
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.46 4.46	6.42 6.42	7.53 7.53	1.67 1.67
Class I Shares	No Sales Charge		5.53	7.51	8.64	0.65

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Barclays Municipal Bond Index[3]	2.87%	4.28%	4.78%
High Yield Municipal Bond Composite Index[4]	2.88	5.37	6.09
Average Lipper High Yield Municipal Debt Fund[5]	4.09	5.43	6.22

3.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index consists of the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index weighted 60%/40%, respectively. The Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper High Yield Municipal Debt Fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gains reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,016.30	$4.45	$1,020.80	$4.46

Investor Class Shares	$1,000.00	$1,016.20	$4.52	$1,020.72	$4.53

Class C Shares	$1,000.00	$1,012.30	$8.32	$1,016.94	$8.33

Class I Shares	$1,000.00	$1,017.60	$3.15	$1,022.08	$3.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.87% for Class A, 0.89% for Investor Class, 1.64% for Class C and 0.62% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

California	11.6%
Puerto Rico	10.6
Texas	7.0
Michigan	6.8
Florida	6.5
New York	5.5
New Jersey	5.2
Ohio	4.2
Pennsylvania	3.6
Colorado	3.5
Guam	2.7
Illinois	2.6
Virginia	2.4
Louisiana	2.3
Wisconsin	2.1
Multi-State	1.8
District of Columbia	1.7
Washington	1.6
Alabama	1.5
Arizona	1.4
Indiana	1.4
Kentucky	1.4
Tennessee	1.1
Iowa	1.0
New Hampshire	1.0

Minnesota	0.7%
Georgia	0.6
Missouri	0.6
Mississippi	0.5
Alaska	0.4
Maryland	0.4
Massachusetts	0.4
Oklahoma	0.4
Rhode Island	0.4
Delaware	0.3
Oregon	0.3
Arkansas	0.2
Nebraska	0.2
Nevada	0.2
South Dakota	0.2
U.S. Virgin Islands	0.2
Connecticut	0.1
New Mexico	0.1
South Carolina	0.1
Utah	0.1
West Virginia	0.1
Wyoming	0.1
Vermont	0.0 ‡
Other Assets, Less Liabilities	2.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2015 (Unaudited)

1.	County of Escambia FL, Gulf Power Co., Revenue Bonds, 0.03%, due 4/1/39

2.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds (zero coupon)–8.25%, due 7/1/16–7/1/44

3.	Puerto Rico Highways & Transportation Authority, Revenue Bonds (zero coupon)–5.50%, due 7/1/17–7/1/38

4.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.125%–6.00%, due 6/1/24–6/1/42

5.	Tobacco Settlement Financing Corp., Revenue Bonds, 4.625%–5.00%, due 6/1/26–6/1/41
6.	Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds, 4.50%–5.75%, due 6/1/27–6/1/47

7.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.00%–5.50%, due 7/1/16–7/1/30

8.	New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds, 5.25%–5.75%, due 9/15/27–11/15/30

9.	Detroit, Michigan Water Supply System, Revenue Bonds, 4.50%–5.25%, due 7/1/27–7/1/41

10.	Metropolitan Washington Airports Authority, Revenue Bonds (zero coupon)–5.00%, due 10/1/39–10/1/53

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its benchmarks and peers during 12 months ended October 31, 2015?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 5.27% for Class A shares, 5.24% for Investor Class shares and 4.46% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 5.53%. For the 12 months ended October 31, 2015, all share classes outperformed the 2.87% return of the Barclays Municipal Bond Index,1 which is the Fund’s primary benchmark; the 2.88% return of the High Yield Municipal Bond Composite Index,1 which is the Fund’s secondary benchmark; and the 4.09% return of the Average Lipper2 High Yield Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund maintained a significantly overweight position relative to the Barclays Municipal Bond Index in bonds rated BBB3 and lower-rated credits. (The Barclays Municipal Bond Index consists entirely of investment grade credits.) This positioning helped the Fund’s relative performance as lower-quality bonds significantly outperformed higher-quality bonds during the reporting period. In particular, the Fund increased its exposure to tobacco bonds relative to the Index, and tobacco bonds produced double-digit returns.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the Prospectus. At the end of the reporting period, the Fund’s modified duration to worst5 was 5.7 years.

What specific factors, risks, or market forces prompted significant decisions for the Fund during the reporting period?

Most of the Fund’s activity during the reporting period stemmed from positive cash flows entering the Fund. We were able to buy securities in both the primary and secondary market that we felt were attractively priced, and the Fund continued to maintain a high degree of liquidity during the reporting period because of a lack of committed capital from our broker/dealer counterparties. In light of the potential risks of Puerto Rico credit restructurings, the Fund’s Puerto Rico investments were primarily in bonds guaranteed by monoline insurance companies. In our opinion, investing in insured Puerto Rico credits provided the Fund with above-market tax-free income and uninterrupted payments of principal and interest in the event of a restructuring. This approach to investing in Puerto Rico bonds produced significant outperformance during the reporting period when compared to investing in uninsured Puerto Rico credits.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, the Fund was positioned with a longer-maturity, lower-rating profile than the Barclays Municipal Bond Index. (The Index contains only investment grade bonds.). Overall, this Fund positioning was one of the Fund’s strongest positive contributors to performance during the reporting period as credit spreads6 for lower-investment-grade bonds (bonds rated A and BBB)7 and below-investment-grade bonds tightened, resulting in stronger performance than the Barclays Municipal Bond Index. In particular, the Fund’s increased exposure to tobacco-backed bonds was a strong positive contributor, as tobacco-related credits were the best-performing sector of the municipal market during the reporting period. All sectors provided positive returns during the reporting period. Other strong-performing sectors included industrial development revenue/pollution control revenue (“IDR/PCR”), education and health care bonds. From a state-allocation perspective, our selection of California credits significantly outperformed the Barclays Municipal Bond Index as well. Although the Fund’s small allocation to miscellaneous revenue bonds produced positive returns, they were slightly below the benchmark.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
7.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

How did the Fund’s sector weightings change during the reporting period?

The prevalent sectors in the Fund—such as dedicated tax, higher education, IDR/PCR, health care and tobacco—continued to reflect our desire to construct a reasonably well-diversified Fund, include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). We believed that the scarcity value of those infrequent issuers would enhance the performance of those specific bonds over time. During the reporting period, we modestly altered the sector weightings of the Fund. We increased exposure to health care, tobacco and IDR/PCR, while we reduced exposure to dedicated tax, toll road, charter schools and appropriation.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held overweight positions relative to the Barclays Municipal Bond Index in bonds with maturities of 15 years or longer and overweight positions relative to the Index in credits rated BBB and below-investment-grade. As of the same date, the Fund maintained underweight positions relative to the Index in securities rated AA and AAA8 and in bonds with maturities of less than 10 years.

8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value
Municipal Bonds 95.2%†
Alabama 1.5%
Jefferson County, Limited General Obligation
Series A, Insured: NATL-RE 5.00%, due 4/1/21	$1,250,000	$1,250,112
Series A, Insured: NATL-RE 5.25%, due 4/1/17	290,000	290,345
Jefferson County, Limited Obligation School, Revenue Bonds
Series A 4.75%, due 1/1/25	650,000	653,783
Series A, Insured: AMBAC 4.75%, due 1/1/25	3,740,000	3,761,767
Series A 5.25%, due 1/1/16	240,000	241,397
Series A 5.25%, due 1/1/17	330,000	331,921
Series A 5.50%, due 1/1/21	2,250,000	2,263,095
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/16	590,000	592,212
Insured: AMBAC 5.00%, due 4/1/26	4,600,000	4,245,524
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	1,117,486
Insured: AMBAC 5.125%, due 4/1/21	250,000	247,778
Jefferson County, Sewer Revenue, Revenue Bonds Senior Lien—Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,178,485

		28,173,905

Alaska 0.4%
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	8,575,000	7,201,971

Arizona 1.4%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	7,945,000	8,386,980

	Principal Amount	Value
Arizona (continued)
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	$3,450,000	$3,710,475
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	875,000	881,510
Phoenix Industrial Development Authority, Great Hearts Academies Project, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,061,670
Phoenix Industrial Development Authority, Revenue Bonds 6.75%, due 7/1/44 (a)	2,500,000	2,797,975
Pima County Industrial Development Authority, Edkey Charter Schools Project, Revenue Bonds 6.00%, due 7/1/33	450,000	450,297
Pima County Industrial Development Authority, Paradise Education Center Project, Revenue Bonds
Series A 5.00%, due 6/1/16	25,000	25,023
Series A 5.875%, due 6/1/33	670,000	659,923
6.10%, due 6/1/45	1,100,000	1,136,300
Pima County Industrial Development Authority, Revenue Bonds
5.375%, due 7/1/31	1,980,000	2,062,507
Series A 7.375%, due 7/1/49	3,470,000	3,533,605
Yavapai County Industrial Development Authority, Agribusiness and Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	580,310

		25,286,575

Arkansas 0.2%
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	1,425,000	1,580,140
Series C 5.00%, due 2/1/35	1,170,000	1,293,505

		2,873,645

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California 11.5%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	$3,440,000	$1,513,394
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	12,000,000	12,658,560
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	636,279
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	591,640
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
5.125%, due 6/1/38	4,000,000	3,748,240
Series A 5.125%, due 6/1/38	3,500,000	3,250,170
5.25%, due 6/1/46	3,095,000	2,507,445
5.65%, due 6/1/41	8,600,000	8,240,864
California Municipal Finance Authority, Baptist University, Revenue Bonds
Series A 5.375%, due 11/1/40 (a)	3,000,000	3,016,140
Series A 5.50%, due 11/1/45 (a)	6,000,000	6,045,900
California Municipal Finance Authority, Community Hospitals Center, Revenue Bonds 5.50%, due 2/1/39	1,640,000	1,819,301
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,196,720
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	571,875
California School Finance Authority, Classical Academies Project, Revenue Bonds Series A-1 7.375%, due 10/1/43	1,000,000	1,183,290
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	1,525,000	1,589,828

	Principal Amount	Value
California (continued)
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
5.20%, due 7/1/20	$10,000	$10,500
6.00%, due 7/1/40	2,490,000	2,635,341
6.375%, due 7/1/45	2,295,000	2,450,785
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	3,865,770
7.50%, due 11/1/41	1,000,000	1,168,870
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	5,000,000	5,498,900
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.125%, due 11/1/23	500,000	520,295
5.625%, due 11/1/33	680,000	691,159
5.875%, due 11/1/43	435,000	441,930
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	710,030
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	681,944
Contra Costa County Public Financing Authority, Contra Costa Centre Project, Tax Allocation Series A, Insured: GTY 4.375%, due 8/1/21	250,000	255,730
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,720,730
Del Mar Ca Race Track Authority, Revenue Bonds 5.00%, due 10/1/35 (a)	1,665,000	1,795,236
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	3,219,300
Series C (zero coupon), due 8/1/39	17,900,000	5,423,342
Series C (zero coupon), due 8/1/43	16,000,000	3,814,560
Series C (zero coupon), due 8/1/44	8,000,000	1,751,600

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	$1,500,000	$1,759,605
Series C 6.50%, due 1/15/43	5,000,000	5,911,050
Fresno, California Unified School District Education, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,139,600
♦Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A-1 4.50%, due 6/1/27	14,700,000	14,426,286
Series A-1 5.00%, due 6/1/33	2,500,000	2,230,275
Series A-1 5.125%, due 6/1/47	8,350,000	7,091,905
Series A-2 5.30%, due 6/1/37	10,000,000	8,903,700
Series A-1 5.75%, due 6/1/47	6,000,000	5,534,280
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,726,634
Irvine Unified School District, Special Tax Series 09-1 0.01%, due 9/1/54 (b)	3,700,000	3,700,000
Lancaster Financing Authority, Lancaster Residential Project 5 & 6, Tax Allocation Insured: AMBAC 5.00%, due 2/1/16	325,000	326,261
Lemoore Redevelopment Agency, Lemoore Redevelopment Project, Tax Allocation 7.375%, due 8/1/40	1,000,000	1,043,180
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	2,008,944
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	3,635,200
Northern California Gas Authority, Revenue Bonds Series B 0.938%, due 7/1/27 (b)	225,000	207,558

	Principal Amount	Value
California (continued)
Oakley Redevelopment Agency, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 9/1/33	$100,000	$102,166
Riverside County Transportation Commission, Senior Lien, Revenue Bonds Series A 5.75%, due 6/1/48	1,480,000	1,674,635
Rohnerville California School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	312,940
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	248,610
San Bernardino County Redevelopment Agency, Sevaine Redevelopment Project, Tax Allocation Series A, Insured: GTY 5.00%, due 9/1/25	50,000	50,173
San Buenaventura, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	7,478,277
San Francisco City and County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	523,114
San Francisco City and County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	1,532,835
Series C (zero coupon), due 8/1/38	2,000,000	571,320
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Junior Lien—Series B 5.25%, due 1/15/49	220,000	234,843
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Insured: XLCA 4.50%, due 8/1/33	690,000	699,750
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/49	27,410,000	3,059,778

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Santa Ana Unified School District, Unlimited General Obligation Series B, Insured: GTY (zero coupon), due 8/1/47	$25,000,000	$6,164,500
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.80%, due 9/1/20	125,000	124,646
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,899,884
Insured: NATL-RE 5.25%, due 9/1/23	345,000	344,969
Insured: NATL-RE 5.25%, due 9/1/24	100,000	99,504
Insured: NATL-RE 5.25%, due 9/1/34	350,000	349,979
Insured: NATL-RE 5.375%, due 9/1/21	175,000	173,820
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: GTY 5.00%, due 9/1/23	100,000	101,927
Series A, Insured: GTY 5.00%, due 9/1/24	330,000	335,679
Series A, Insured: GTY 5.25%, due 9/1/31	150,000	151,988
Stockton Public Financing Authority, Revenue Bonds Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	49,594
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 4.00%, due 9/1/21	75,000	74,592
Insured: NATL-RE 4.125%, due 9/1/22	100,000	99,050
Insured: NATL-RE 4.25%, due 9/1/24	215,000	212,555
Insured: NATL-RE 4.25%, due 9/1/25	20,000	19,680
Insured: NATL-RE 5.00%, due 9/1/28	2,265,000	2,264,932
Insured: NATL-RE 5.00%, due 9/1/36	650,000	649,948
Stockton Unified School District, Unlimited General Obligation Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	3,074,125

	Principal Amount	Value
California (continued)
Stockton-East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	$100,000	$53,514
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	70,468
Sutter Union High School District, Unlimited General Obligation Series B (zero coupon), due 6/1/50	16,260,000	1,726,975
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/46	16,160,000	14,374,158
Series A-1 5.375%, due 6/1/38	2,150,000	1,914,338
Series A-1 5.50%, due 6/1/45	3,785,000	3,420,542
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	624,285
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,668,800
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	20,000,000	1,835,400

		209,238,439

Colorado 3.5%
Bromley Park Metropolitan District No. 2, Limited General Obligation Insured: GTY 5.00%, due 12/1/16	25,000	25,624
Central Platte Valley Metropolitan District, Unlimited General Obligation
5.00%, due 12/1/43	1,250,000	1,288,138
Series A 5.375%, due 12/1/33	1,500,000	1,692,600
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.25%, due 10/1/32 (c)	8,000,000	8,249,200
Colorado Educational & Cultural Facilities Authority, Charter School Mountain Phoenix Community, Revenue Bonds 7.00%, due 10/1/42	980,000	1,015,662

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Bond, Revenue Bonds
Series C-4 0.01%, due 6/1/37 (b)	$2,000,000	$2,000,000
Series A-12 0.02%, due 2/1/38 (b)	5,050,000	5,050,000
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds 5.00%, due 12/1/35	3,500,000	3,746,050
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	4,175,000	4,685,519
Denver Convention Center Hotel Authority, Revenue Bonds Series, Insured: XLCA 5.00%, due 12/1/35	2,550,000	2,594,446
Denver Health and Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,633,732
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,254,750
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	180,244
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,204,196
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	418,230
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	750,607
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	2,736,037
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	288,760
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	911,156
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	425,611
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	168,199
(zero coupon), due 9/1/40	3,450,000	1,204,050
(zero coupon), due 9/1/41	3,925,000	1,299,764

	Principal Amount	Value
Colorado (continued)
Foothills Metropolitan District, Special Assessment 6.00%, due 12/1/38	$2,500,000	$2,656,425
Fountain Co. Urban Renewal Authority, Highland Academy Project, Revenue Bond Series A 5.25%, due 11/1/37	5,000,000	5,069,950
Salida Hospital District, Revenue Bonds 5.25%, due 10/1/36	4,485,000	4,505,945

		63,054,895

Connecticut 0.1%
Connecticut, Special Obligation Parking Revenue, Bradley International Airport, Revenue Bonds
Series A, Insured: ACA 6.50%, due 7/1/18 (c)	550,000	552,018
Series A, Insured: ACA 6.60%, due 7/1/24 (c)	2,075,000	2,081,993

		2,634,011

Delaware 0.3%
Delaware State Economic Development Authority, Delaware Military Academy, Inc., Revenue Bonds 5.00%, due 9/1/44	1,125,000	1,175,040
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,725,000	3,913,485

		5,088,525

District of Columbia 1.7%
Dist of Columbia, Methodist Home, Revenue Bond Series A-R 5.25%, due 1/1/39	1,015,000	1,016,675
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,093,290
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Insured: ACA 5.00%, due 6/1/23	3,320,000	3,324,415
Insured: ACA 5.25%, due 6/1/33	4,120,000	4,123,749
District of Columbia, James F. Oyster Elementary School Pilot, Revenue Bonds Insured: ACA 6.25%, due 11/1/31	670,000	669,940

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia (continued)
♦Metropolitan Washington Airports Authority, Revenue Bonds
(zero coupon), due 10/1/39	$5,005,000	$1,656,705
5.00%, due 10/1/53	18,365,000	19,307,492

		31,192,266

Florida 6.5%
Bay County Educational Facilities Revenue, Bay Haven Charter Academy, Inc., Revenue Bonds 5.00%, due 9/1/45	250,000	253,870
Bay County Educational Facilities Revenue, Bay Haven Charter, Revenue Bonds Series A 6.00%, due 9/1/40	1,000,000	1,063,130
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	4,070,000	4,069,674
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,770,433
City of Atlantic Beach Florida, Feet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	1,500,000	1,648,320
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	3,835,000	4,024,602
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,392,605
6.125%, due 6/1/43	5,000,000	5,509,400
♦County of Escambia FL, Gulf Power Co., Revenue Bonds 0.03%, due 4/1/39 (b)	65,400,000	65,400,000
County of Osceola FL, Revenue Bonds Second Lien—Series A 5.375%, due 10/1/47	11,070,000	11,818,221
County of Osceola FL,Expressway System, Revenue Bonds Senior Line—Poincian 6.00%, due 10/1/36	4,000,000	2,787,000

	Principal Amount	Value
Florida (continued)
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	$3,500,000	$3,718,260
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds
5.00%, due 11/15/29	1,825,000	2,020,312
5.00%, due 11/15/39	2,230,000	2,421,557
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,635,900
Series C 5.00%, due 10/1/40	1,000,000	1,077,790
Series A 7.25%, due 10/1/40	2,500,000	3,293,850
North Sumter County Florida Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,718,790
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	300,000	319,284
Seminole County Industrial Development Authority, Choices in Learning, Revenue Bonds Series A 7.375%, due 11/15/41	750,000	851,153

		118,794,151

Georgia 0.6%
Cobb County Development Authority, Kennesaw State University, Revenue Bonds 5.00%, due 7/15/38	890,000	946,230
Heard County Development Authority, Georgia Power Co., Revenue Bonds 0.12%, due 12/1/37 (b)(c)	1,000,000	1,000,000
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 7.00%, due 6/15/39	3,000,000	3,135,690
Private Colleges And Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	6,000,000	6,350,940

		11,432,860

Guam 2.7%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (c)	3,000,000	3,507,150

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Guam (continued)
Guam Government, Revenue Bonds Series A 6.50%, due 11/1/40	$3,990,000	$4,787,601
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	13,565,000	15,200,939
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,415,000	1,602,516
Series D 5.00%, due 11/15/39	9,500,000	10,394,330
Territory of Guam, Unlimited General Obligation
Series A 5.25%, due 11/15/37	7,610,000	8,308,217
Series A 7.00%, due 11/15/39	4,040,000	4,986,047

		48,786,800

Illinois 2.6%
Chicago Board of Education, Unlimited General Obligation
Series F 5.00%, due 12/1/31	5,400,000	4,899,258
Series B 5.00%, due 12/1/33	1,950,000	1,744,392
Series A 5.50%, due 12/1/39	5,395,000	4,982,444
City of Chicago IL, Chicago Sales Tax, Revenue Bonds Series A 5.25%, due 1/1/38	8,000,000	8,297,760
Illinois Finance Authority, Chicago Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,640,895
Illinois Finance Authority, Noble Network Charter School, Revenue Bonds Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	1,080,750
Illinois Finance Authority, Noble Network Charter, Revenue Bonds 5.00%, due 9/1/32	1,830,000	1,921,939
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds 6.50%, due 4/1/44	7,490,000	8,114,741
Illinois Finance Authority, Wesleyan University, Revenue Bonds Series B, Insured: CIFG 4.50%, due 9/1/35	550,000	552,228
Illinois, Unlimited General Obligation Series A, Insured: AMBAC 5.00%, due 3/1/34	12,880,000	12,887,986

	Principal Amount	Value
Illinois (continued)
Massac County Hospital District, Limited General Obligation Insured: AGC 4.50%, due 11/1/31	$110,000	$110,396
Metropolitan Pier & Exposition Authority, Revenue Bonds 5.00%, due 6/15/50	540,000	549,779
Village of Matteson, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	198,108

		46,980,676

Indiana 1.4%
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	2,285,000	2,186,790
Carmel Redevelopment District, Certificate of Participation Series C 6.50%, due 7/15/35 (d)	1,000,000	1,091,040
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (c)	5,500,000	6,708,460
Gary Chicago International Airport Authority, Revenue Bonds
5.00%, due 2/1/29 (c)	1,170,000	1,232,139
5.25%, due 2/1/34 (c)	750,000	791,010
Hammond Local Public Improvement Bond Bank, Revenue Bonds Series A 6.75%, due 8/15/35	1,500,000	1,504,170
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	735,084
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	5,221,365
5.50%, due 8/15/45	210,000	226,399
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,721,071

		25,417,528

Iowa 1.0%
Iowa City, Revenue Bonds 0.02%, due 4/1/32 (b)	1,000,000	1,000,000
Iowa Finance Authority, Drake University Project, Revenue Bonds 0.01%, due 4/1/31 (b)	220,000	220,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Iowa (continued)
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	$6,145,000	$5,803,399
Series C 5.625%, due 6/1/46	6,730,000	6,513,294
Xenia Rural Water District, Revenue Bonds
Insured: AGC 4.50%, due 12/1/31	1,570,000	1,595,120
Insured: AGC 4.50%, due 12/1/41	960,000	970,435
Insured: AGC 5.00%, due 12/1/41	1,945,000	1,977,443

		18,079,691

Kentucky 1.4%
Glasgow Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,140,420
Louisville and Jefferson County Visitors and Convention Commission, Revenue Bonds Series B, Insured: AGM 0.02%, due 12/1/22 (b)	7,125,000	7,125,000
Ohio County Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	16,880,000	17,114,632

		25,380,052

Louisiana 2.3%
City of New Orleans, Water Revenue Bonds 5.00%, due 12/1/44	5,500,000	6,042,850
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	8,657,724
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,750,000	4,135,688
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	1,275,000	1,112,348
Series A, Insured: CIFG 5.00%, due 7/1/22	100,000	100,820

	Principal Amount	Value
Louisiana (continued)
Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Revenue Bonds 0.01%, due 10/1/33 (b)	$10,700,000	$10,700,000
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bond 5.00%, due 5/15/47	5,000,000	5,351,550
Louisiana Public Facilities Authority, Susla Facilities, Inc. Project, Revenue Bonds Series A 5.75%, due 7/1/39	6,030,000	6,075,165

		42,176,145

Maryland 0.4%
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,109,740
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,293,040
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,099,790

		6,502,570

Massachusetts 0.4%
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (a)	2,000,000	2,167,680
Massachusetts Development Finance Agency, Revenue Bonds 5.00%, due 5/1/41	3,000,000	3,247,560
Massachusetts State Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,565,000	1,676,741

		7,091,981

Michigan 6.8%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	563,470
Allen Academy, Michigan Public School Academy, Revenue Bonds
5.50%, due 6/1/22	1,015,000	988,214
6.00%, due 6/1/33	1,000,000	938,040

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Central Plains Energy, Project No. 3, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	$305,000	$304,832
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,050,493
5.125%, due 11/1/35	605,000	605,194
Detroit, Michigan Sewage Disposal System, Revenue Bonds
Senior Lean—Series A, Insured: NATL-RE 5.00%, due 7/1/34	265,000	265,885
Second Lien—Series A, Insured: NATL-RE 5.00%, due 7/1/35	1,590,000	1,611,878
Second Lien—Series B, Insured: NATL-RE 5.00%, due 7/1/36	250,000	253,195
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/39	5,000,000	5,420,250
♦Detroit, Michigan Water Supply System, Revenue Bonds
Senior Lien—Series C 4.50%, due 7/1/27	165,000	174,021
Senior Lien—Series A, Insured: NATL-RE 4.50%, due 7/1/35	3,050,000	3,059,119
Senior Lien—Series D, Insured: NATL-RE 5.00%, due 7/1/33	645,000	653,243
Series B, Insured: NATL-RE 5.00%, due 7/1/34	3,840,000	3,852,826
Senior Lien—Series A 5.00%, due 7/1/36	655,000	688,575
Series C 5.00%, due 7/1/41	1,620,000	1,710,623
Series A 5.25%, due 7/1/41	10,840,000	11,582,974
Detroit, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	19,725
Insured: AGM 5.00%, due 4/1/24	23,250	23,407
Insured: AMBAC 5.25%, due 4/1/22	58,125	56,808
Insured: AMBAC 5.25%, due 4/1/24	45,725	45,721

	Principal Amount	Value
Michigan (continued)
Flint, Michigan Hospital Building Authority Rental, Hurley Medical Center, Revenue Bonds Series A 5.25%, due 7/1/39	$1,955,000	$1,936,545
Michigan Finance Authority, Detroit Water and Sewer, Revenue Bonds Series D-4 5.00%, due 7/1/34	1,000,000	1,075,630
Michigan Finance Authority, Educational Facility, St. Catherine Siena, Revenue Bonds
Series A 7.375%, due 10/1/20 (d)(e)	885,000	531,000
Series A 8.00%, due 10/1/30 (d)(e)	1,750,000	1,050,000
Michigan Finance Authority, Exchanged Detroit Bonds, Revenue Bonds
Series G-5A, Insured: AMBAC 4.60%, due 4/1/24	109,850	107,573
Series G-8A, Insured: AGM 5.00%, due 4/1/24	126,750	127,959
Series G-5A, Insured: AMBAC 5.25%, due 4/1/22	316,875	313,380
Series G-5A, Insured: AMBAC 5.25%, due 4/1/24	249,275	249,255
Michigan Finance Authority, Limited Obligation, Public School Academy, University Learning, Revenue Bonds 7.50%, due 11/1/40	855,000	925,461
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	3,000,000	3,074,340
Michigan Finance Authority, Public School Academy, Revenue Bonds
5.75%, due 2/1/33	4,560,000	4,461,504
7.00%, due 10/1/31	2,120,000	2,150,719
7.00%, due 10/1/36	1,740,000	1,756,774
7.75%, due 7/15/26	105,000	99,163
8.00%, due 7/15/41	2,000,000	1,818,900
Michigan Finance Authority, Revenue Bonds Second Lien—Series C-1 5.00%, due 7/1/44	1,000,000	1,056,780
Michigan Finance Authority, Thomas M. Cooley Law School, Revenue Bonds 6.75%, due 7/1/44 (a)	13,000,000	13,717,600
Michigan Higher Education Facilities Authority, Creative Studies, Revenue Bonds
5.875%, due 12/1/28	2,360,000	2,362,714

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Higher Education Facilities Authority, Creative Studies, Revenue Bonds (continued)
6.125%, due 12/1/33	$4,100,000	$4,105,207
6.125%, due 12/1/37	980,000	981,147
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	331,616
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	531,595
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	2,600,000	2,689,518
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	1,500,000	1,503,285
Michigan State Housing Development Authority, Revenue Bonds Series A 0.06%, due 10/1/37 (b)(c)	1,180,000	1,180,000
Michigan State Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,100,000	3,232,184
Michigan Strategic Fund, Tax Allocation Series A 4.125%, due 7/1/45 (b)	16,000,000	16,226,400
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	7,355,000	6,751,890
Series A 6.00%, due 6/1/48	9,035,000	8,070,152
Wayne County Michigan, Airport Hotel, Detroit Metropolitan Airport, Limited General Obligation Series A, Insured: NATL-RE 5.00%, due 12/1/30	3,800,000	3,815,960
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,400,000	4,475,592

		124,578,336

	Principal Amount	Value
Minnesota 0.7%
City Of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	$3,000,000	$3,128,610
St Paul Housing & Redevelopment Authority, Healtheast Care System, Revenue Bonds
5.00%, due 11/15/29	1,745,000	1,936,112
5.00%, due 11/15/40	1,775,000	1,938,229
St. Paul Housing & Redevelopment Authority, Charter School Lease, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,127,740
St. Paul Housing & Redevelopment Authority, Childrens Hospital Clinic, Revenue Bonds Series A, Insured: AGM 0.03%, due 8/15/37 (b)	2,700,000	2,700,000
St. Paul Housing & Redevelopment Authority, Health Care Facilities- Childrens, Revenue Bonds Series A, Insured: AGM 0.03%, due 8/15/34 (b)	1,525,000	1,525,000

		12,355,691

Mississippi 0.5%
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,465,100
Mississippi Development Bank, Municipal Energy Agency Power Supply Project, Revenue Bonds Series A, Insured: XLCA 5.00%, due 3/1/31	7,500,000	7,546,275

		9,011,375

Missouri 0.6%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	525,960
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	395,000	395,190
5.50%, due 6/1/29	3,510,000	3,509,859

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	$1,000,000	$1,070,740
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,645,000	1,691,488
6.00%, due 5/1/42	2,800,000	2,868,628
Lee’s Summit Tax Increment, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,550,055

		11,611,920

Nebraska 0.2%
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	2,755,000	2,986,613

Nevada 0.2%
Clark County Economic Development Revenue, University Southern Nevada Project, Revenue Bonds
Insured: GTY 4.625%, due 4/1/37	1,645,000	1,741,710
Insured: GTY 5.00%, due 4/1/27	775,000	824,670
Director of the State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,065,000	1,006,563
Reno, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 6/1/38	1,285,000	378,972

		3,951,915

New Hampshire 1.0%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: GTY, ACA (zero coupon), due 1/1/17	1,355,000	1,307,114
Series B, Insured: ACA (zero coupon), due 1/1/26	1,480,000	799,348
New Hampshire Business Finance Authority, Revenue Bonds 0.05%, due 10/1/40 (b)	13,160,000	13,160,000

	Principal Amount	Value
New Hampshire (continued)
New Hampshire Health & Education Facilities Authority, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	$2,825,000	$2,938,763

		18,205,225

New Jersey 5.2%
Essex County Improvement Authority, Revenue Bonds 5.25%, due 7/1/45 (a)(c)	3,000,000	3,066,240
♦New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (c)	4,920,000	5,363,538
5.50%, due 4/1/28 (c)	180,000	180,549
Series A 5.625%, due 11/15/30 (c)	8,085,000	9,006,286
Series B 5.625%, due 11/15/30 (c)	7,000,000	7,797,650
5.75%, due 9/15/27 (c)	3,485,000	3,772,059
New Jersey Economic Development Authority, Paterson Charter Science & Technology, Revenue Bonds
Series A 5.00%, due 7/1/22	630,000	626,781
Series A 6.00%, due 7/1/32	650,000	652,769
Series A 6.10%, due 7/1/44	1,900,000	1,879,499
New Jersey Economic Development Authority, Revenue Bonds
5.125%, due 1/1/34 (c)	3,000,000	3,265,770
Insured: AGM 5.125%, due 7/1/42 (c)	1,705,000	1,832,534
5.375%, due 1/1/43 (c)	2,000,000	2,139,560
6.00%, due 10/1/43	2,055,000	2,305,792
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	3,410,000	3,550,117
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	216,000
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (c)	2,000,000	2,057,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds 5.75%, due 7/1/37	$2,110,000	$2,184,356
New Jersey Health Care Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds
Insured: NATL-RE (zero coupon), due 7/1/17	120,000	117,266
Series B (zero coupon), due 7/1/31	205,000	94,685
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds 6.25%, due 7/1/35	2,725,000	2,938,477
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	1,000,000	1,054,090
♦Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.625%, due 6/1/26	2,460,000	2,408,709
Series 1A 4.75%, due 6/1/34	23,860,000	19,347,120
Series 1A 5.00%, due 6/1/29	6,125,000	5,403,414
Series 1A 5.00%, due 6/1/41	17,000,000	13,825,080

		95,085,541

New Mexico 0.1%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	2,500,000	2,569,975

New York 5.5%
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(c)	1,500,000	1,599,750
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds Series A-1 5.00%, due 8/1/46	14,765,000	13,840,563
Long Island Power Authority, Revenue Bonds Series 2 0.02%, due 5/1/33 (b)	1,600,000	1,600,000

	Principal Amount	Value
New York (continued)
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	$2,075,000	$1,867,956
Series A-3 5.125%, due 6/1/46	5,545,000	4,765,428
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,544,430
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,848,594
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series C 0.01%, due 5/1/28 (b)	4,300,000	4,300,000
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	4,100,000	1,025,656
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	1,000,000	1,128,640
New York Liberty Development Corp., Revenue Bonds 5.00%, due 11/15/44 (a)	14,500,000	14,699,810
New York Liberty Development Corp., World Trade Center, Revenue Bonds
5.15%, due 11/15/34 (a)	4,150,000	4,318,739
Class 2 5.375%, due 11/15/40 (a)	5,000,000	5,253,700
7.25%, due 11/15/44 (a)	8,500,000	10,088,310
New York State Dormitory Authority, Touro College & University System, Revenue Bonds Series A 5.50%, due 1/1/39	380,000	409,264
Newburgh, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	829,118
Series A 5.00%, due 6/15/26	960,000	1,026,000
Series A 5.50%, due 6/15/31	750,000	797,588
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	7,500,000	7,585,800

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	$1,430,000	$1,495,866
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	555,000	534,743
Suffolk County Economic Development Corp., Eastern Long Island Hospital, Revenue Bonds 5.50%, due 1/1/37 (a)	2,000,000	2,002,080
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,092,860
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds Series A 5.00%, due 7/1/44	1,000,000	1,066,180
TSASC, Inc., Revenue Bonds Series 1 5.125%, due 6/1/42	5,770,000	5,370,427
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	6,205,000	6,848,893

		100,940,395

Ohio 4.2%
Akron Bath Copley Joint Township Hospital District, Akron General Health System, Revenue Bonds 5.00%, due 1/1/31	6,050,000	6,502,419
♦Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	11,500,000	10,329,070
Series A-2 5.375%, due 6/1/24	2,025,000	1,840,725
Series A-2 5.75%, due 6/1/34	6,130,000	5,373,681
Series A-2 5.875%, due 6/1/30	25,080,000	22,426,034
Series A-2 6.00%, due 6/1/42	5,390,000	4,719,861

	Principal Amount	Value
Ohio (continued)
Butler County Port Authority Public Infrastructure, Revenue Bonds
Series C 5.00%, due 12/1/24	$1,000,000	$1,006,540
Series C 6.00%, due 12/1/43	3,500,000	3,523,835
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
7.00%, due 12/1/18 (d)(e)	710,000	157,833
7.35%, due 12/1/31 (d)(e)	6,000,000	1,333,800
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,772,375
Hamilton County Ohio Health Care, Life Enriching Communities Project, Revenue Bonds 5.00%, due 1/1/42	1,080,000	1,121,094
Summit County Development Finance Authority, Brimfield Project, Revenue Bonds Series G 4.875%, due 5/15/25	300,000	300,108
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,230,000	1,382,828
Toledo-Lucas County Port Authority Student Housing, CHF-Toledo LLC-The University of Toledo Project, Revenue Bonds Series A 5.00%, due 7/1/34	1,400,000	1,473,738
Toledo-Lucas County Port Authority, Revenue Bonds
Series A 5.00%, due 7/1/39	1,500,000	1,562,445
Series A 5.00%, due 7/1/46	9,790,000	10,154,677

		75,981,063

Oklahoma 0.4%
Norman Regional Hospital Authority, Revenue Bonds 5.125%, due 9/1/37	6,895,000	7,147,081

Oregon 0.3%
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	4,897,095

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania 3.6%
Aleppo Township, Sewer Revenue, Revenue Bonds
5.75%, due 12/1/36	$1,220,000	$1,291,602
5.75%, due 12/1/41	1,055,000	1,116,918
Allegheny County Higher Education Building, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,152,360
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	2,900,000	3,054,947
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	290,000	317,211
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	313,875
Erie County, Hospital Authority Health Facilities, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: GTY 4.50%, due 7/1/23	340,000	346,246
Harrisburg Authority, Capital Region Water, Revenue Bonds 5.25%, due 7/15/31	2,000,000	2,030,820
Harrisburg Authority, Harrisburg University of Science, Revenue Bonds Series B 6.00%, due 9/1/36 (d)(e)	2,550,000	1,930,732
Harrisburg Parking Authority Revenue, Revenue Bonds
Series T, Insured: XLCA 4.00%, due 5/15/19	100,000	107,827
Series R, Insured: XLCA 4.25%, due 5/15/16	60,000	61,278
Harrisburg, Unlimited General Obligation
Series D, Insured: AMBAC (zero coupon), due 3/15/16	430,000	424,483
Series F, Insured: AMBAC (zero coupon), due 3/15/16	310,000	306,023
Series D, Insured: AMBAC (zero coupon), due 9/15/16	235,000	228,042
Series F, Insured: AMBAC (zero coupon), due 9/15/16	415,000	402,712
Series F, Insured: AMBAC (zero coupon), due 3/15/17	35,000	33,300

	Principal Amount	Value
Pennsylvania (continued)
Harrisburg, Unlimited General Obligation (continued)
Series D, Insured: AMBAC (zero coupon), due 9/15/17	$200,000	$186,868
Series F, Insured: AMBAC (zero coupon), due 3/15/18	400,000	365,324
Series D, Insured: AMBAC (zero coupon), due 9/15/18	445,000	398,733
Series F, Insured: AMBAC (zero coupon), due 9/15/18	270,000	241,928
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	106,809
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	12,429
Series F, Insured: AMBAC (zero coupon), due 9/15/20	280,000	226,957
Series F, Insured: AMBAC (zero coupon), due 9/15/22	535,000	392,294
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds
5.25%, due 1/15/45	6,000,000	6,408,060
5.25%, due 1/15/46	1,000,000	1,068,010
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	7,990,905
Pennsylvania Economic Development Financing Authority, Bridges Finance Co., Revenue Bonds 5.00%, due 6/30/42 (c)	7,000,000	7,424,550
Pennsylvania Economic Development Financing Authority, PPL Energy Supply, Revenue Bonds Series A 6.40%, due 12/1/38	2,000,000	2,097,500
Pennsylvania Economic Development Financing Authority, US Airways Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	288,997
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds Series A 6.25%, due 9/1/33	1,475,000	1,582,985
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,105,440

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, University of the Arts, Revenue Bonds
Series A, Insured: GTY 5.00%, due 9/15/33	$150,000	$154,897
Insured: GTY 5.75%, due 3/15/30	1,040,000	1,041,830
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	2,500,000	2,746,475
5.50%, due 7/15/43	2,400,000	2,583,840
Pennsylvania State Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,028,170
Philadelphia Authority for Industrial Development, Discovery Charter School Project, Revenue Bonds 5.875%, due 4/1/32	100,000	101,326
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	5,080,860
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	2,200,000	2,198,394
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,099,000
Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds
4.25%, due 9/1/19 (d)(e)	255,000	38,252
5.25%, due 9/1/26 (d)(e)	1,500,000	225,015
5.25%, due 9/1/31 (d)(e)	2,425,000	363,774
5.25%, due 9/1/36 (d)(e)	1,125,000	168,761
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,721,910

	Principal Amount	Value
Pennsylvania (continued)
Scranton Parking Authority, Revenue Bonds Insured: GTY 5.25%, due 6/1/34	$135,000	$135,223
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,416,048
York General Authority, York City Recreation Corp., Revenue Bonds Insured: AMBAC 5.50%, due 5/1/18	1,475,000	1,497,317
York, Unlimited General Obligation 7.25%, due 11/15/41	295,000	332,409

		64,949,666

Puerto Rico 10.6%
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: GTY 4.00%, due 7/1/16	100,000	101,472
Insured: AMBAC 4.50%, due 7/1/23	1,000,000	898,810
Insured: XLCA 5.25%, due 7/1/17	1,000,000	979,890
Series A, Insured: AGM 5.25%, due 7/1/24	260,000	263,515
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,097,558
Series A, Insured: NATL-RE 5.50%, due 7/1/16	1,100,000	1,117,490
Series A, Insured: XLCA 5.50%, due 7/1/17	5,200,000	5,098,704
Series A, Insured: NATL-RE 5.50%, due 7/1/18	100,000	103,564
Series A, Insured: NATL-RE 5.50%, due 7/1/19	5,365,000	5,494,136
Series A, Insured: AMBAC 5.50%, due 7/1/19	485,000	481,392
Series A, Insured: NATL-RE 5.50%, due 7/1/20	5,505,000	5,565,445
Government Development Bank for Puerto Rico, Revenue Bonds Insured: NATL-RE 4.75%, due 12/1/15	6,000,000	6,008,820
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds Series A 5.00%, due 7/1/17	1,000,000	827,290

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation Series A-4, Insured: AGM 5.00%, due 7/1/31	$5,000,000	$4,913,350
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/36	4,205,000	3,137,519
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,405,000	1,388,519
Series A, Insured: AMBAC 5.00%, due 7/1/31	10,735,000	9,095,658
Puerto Rico Electric Power Authority, Revenue Bonds
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	100,000	98,463
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,122,478
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,472,874
Series UU, Insured: AGC 5.00%, due 7/1/26	2,000,000	1,972,560
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	146,735
Series VV, Insured: NATL 5.25%, due 7/1/30	3,830,000	3,643,441
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/18	1,510,000	1,301,152
Series A, Insured: NATL-RE 4.75%, due 7/1/38	725,000	612,814
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	584,506
Insured: NATL-RE 5.00%, due 7/1/22	210,000	206,310
Insured: NATL-RE 5.00%, due 7/1/28	460,000	431,940
Series M, Insured: AGC 5.00%, due 7/1/32	160,000	155,080
Series BB, Insured: AMBAC 5.25%, due 7/1/17	1,160,000	1,149,432
Series N, Insured: AMBAC 5.25%, due 7/1/30	2,315,000	2,050,789
Insured: AMBAC 5.25%, due 7/1/31	9,195,000	8,095,462
Series CC, Insured: AGM 5.25%, due 7/1/32	4,480,000	4,447,699

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series N, Insured: NATL-RE 5.25%, due 7/1/33	$7,350,000	$6,833,295
Series CC, Insured: AGM 5.25%, due 7/1/36	1,540,000	1,495,463
Insured: AGM 5.50%, due 7/1/25	2,215,000	2,277,707
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	7,431,087
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	4,950,000	4,826,646
Insured: AMBAC 5.50%, due 7/1/29	1,025,000	936,891
Series CC, Insured: GTY 5.50%, due 7/1/31	3,450,000	3,491,365
Series CC, Insured: AGM 5.50%, due 7/1/31	465,000	470,575
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC (zero coupon), due 7/1/28	120,000	43,062
Series A, Insured: AMBAC (zero coupon), due 7/1/35	200,000	41,400
Series A, Insured: AMBAC (zero coupon), due 7/1/36	500,000	96,910
Series A, Insured: AMBAC (zero coupon), due 7/1/37	240,000	43,536
Series A, Insured: AMBAC (zero coupon), due 7/1/43	1,385,000	166,671
Series A, Insured: AMBAC (zero coupon), due 7/1/44	2,630,000	284,882
Series C, Insured: AMBAC 5.50%, due 7/1/16	3,300,000	3,320,328
Series C, Insured: AMBAC 5.50%, due 7/1/17	5,200,000	5,222,152
Series C, Insured: AMBAC 5.50%, due 7/1/18	4,895,000	4,897,594
Series C, Insured: AMBAC 5.50%, due 7/1/23	2,010,000	1,927,912
Series C, Insured: AMBAC 5.50%, due 7/1/25	11,615,000	10,968,625
Series C, Insured: AMBAC 5.50%, due 7/1/26	6,910,000	6,471,837
Series C, Insured: AMBAC 5.50%, due 7/1/27	5,125,000	4,759,280
Series C, Insured: AMBAC 5.50%, due 7/1/28	12,400,000	11,414,696
Series A 8.25%, due 5/1/17 (a)(d)	17,900,000	15,661,963

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, General Obligation Series A, Insured: AGM 5.00%, due 8/1/27	$2,530,000	$2,513,378
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/30	635,000	608,406
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: CIFG 4.75%, due 7/1/32	270,000	221,238
Series I, Insured: AGC 5.00%, due 7/1/36	615,000	572,590
Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,031,500
Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	5,990,298
Insured: AGC 5.25%, due 7/1/33	680,000	659,763
Series D, Insured: AMBAC 5.45%, due 7/1/31	305,000	271,721
Series H, Insured: AMBAC 5.50%, due 7/1/16	3,250,000	3,270,020
Series H, Insured: AMBAC 5.50%, due 7/1/17	310,000	311,321
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 8/1/45	5,000,000	779,550
University of Puerto Rico, Revenue Bonds Series P, Insured: NATL-RE 5.00%, due 6/1/25	150,000	144,549

		193,523,078

Rhode Island 0.4%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: GTY (zero coupon), due 9/1/24	1,735,000	1,048,669
Series A, Insured: GTY (zero coupon), due 9/1/26	685,000	367,496
Series A, Insured: GTY (zero coupon), due 9/1/29	1,835,000	817,492
Series A, Insured: GTY (zero coupon), due 9/1/30	1,835,000	765,562
Series A, Insured: GTY (zero coupon), due 9/1/32	1,500,000	556,230

	Principal Amount	Value
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation (continued)
Series A, Insured: GTY (zero coupon), due 9/1/34	$1,000,000	$326,600
Series A, Insured: GTY (zero coupon), due 9/1/35	360,000	107,867
Series A, Insured: GTY (zero coupon), due 9/1/36	470,000	129,588
Rhode Island Health & Educational Building Corp., Educational Facilities-Meeting Street Center, Revenue Bonds 0.04%, due 6/1/35 (b)	2,220,000	2,220,000
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 5/15/21	1,000,000	1,010,240
Woonsocket, Unlimited General Obligation
Insured: NATL-RE 5.75%, due 10/1/16	90,000	90,077
Insured: NATL-RE 6.00%, due 10/1/17	205,000	205,172
Insured: NATL-RE 6.00%, due 10/1/18	115,000	115,077

		7,760,070

South Carolina 0.1%
South Carolina Jobs—Economic Development Authority, Revenue Bonds Insured: AMBAC 5.00%, due 11/1/18	1,330,000	1,328,537

South Dakota 0.2%
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,445,974

Tennessee 1.1%
Chattanooga Health Educational & Housing Facility Board, CDFI Phase Project, Revenue Bonds
Series A 5.125%, due 10/1/35	2,000,000	2,006,340
Series B 6.00%, due 10/1/35	500,000	501,860
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	5,250,000	5,573,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Shelby County Health Educational & Housing Facilities Board, Revenue Bonds Series B, Insured: AGM 0.02%, due 6/1/42 (b)	$12,000,000	$12,000,000

		20,081,863

Texas 7.0%
Arlington Higher Education Finance Corp., University Academy, Revenue Bonds
Series A 7.00%, due 3/1/34	375,000	397,132
Series A 7.125%, due 3/1/44	1,530,000	1,619,337
Austin Convention Enterprises, Inc., Revenue Bonds
Series A, Insured: XLCA 5.00%, due 1/1/34	3,465,000	3,500,655
Series B 5.75%, due 1/1/34 (a)	110,000	113,164
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	773,480
(zero coupon), due 1/1/33	315,000	148,327
(zero coupon), due 1/1/34	3,275,000	1,449,973
(zero coupon), due 1/1/35	3,700,000	1,556,923
(zero coupon), due 1/1/36	2,000,000	798,120
(zero coupon), due 1/1/39	3,500,000	1,199,240
5.00%, due 1/1/33	1,725,000	1,865,001
5.00%, due 1/1/42	2,340,000	2,490,790
6.75%, due 1/1/41	7,500,000	8,972,025
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,952,037
6.00%, due 8/15/43	3,500,000	4,143,510
Clifton Higher Education Finance Corp., International Leadership, Revenue Bonds 5.50%, due 8/15/35	3,000,000	3,072,750
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	1,500,000	1,546,770
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,425,890
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds Series A 5.50%, due 4/1/53	500,000	552,285

	Principal Amount	Value
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	$1,500,000	$1,779,615
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	964,440
Series A 5.00%, due 6/1/38	1,960,000	2,077,874
Harris County-Houston Sports Authority, Revenue Bonds
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	307,528
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	676,536
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	378,144
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	394,820
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	695,655
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	113,803
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	346,495
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	78,570
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/34	1,535,000	654,892
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	664,836
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	36,815,000	11,935,791
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	428,084
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	439,612
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/40	1,060,000	304,973
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	494,432
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	175,210
Houston, Texas Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (c)	6,400,000	6,850,112
Lufkin Health Facilities Development Corp., Memorial Health System, Revenue Bonds 5.50%, due 2/15/37	2,150,000	2,290,395

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	$3,000,000	$3,079,650
New Hope Cultural Education Facilities Corp., Stephenville Tarleton, Revenue Bonds Series A 6.00%, due 4/1/45	3,550,000	3,998,826
North Texas Education Finance Corp., Revenue Bonds Series A 5.25%, due 12/1/47	7,705,000	8,116,293
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,161,740
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,528,440
Tarrant County Cultural Education Facilities Finance Corp., Trinity Terrace Project, Revenue Bonds Series A-1 5.00%, due 10/1/44	1,750,000	1,849,855
Texas Municipal Gas Acquisition & Supply Corp., Revenue Bonds 5.50%, due 12/15/26	3,500,000	3,941,140
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,656,884
7.50%, due 6/30/33	750,000	910,117
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds
6.75%, due 6/30/43 (c)	11,500,000	13,987,795
6.875%, due 12/31/39	5,050,000	5,890,522
Texas State Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	1,300,000	1,333,384

	Principal Amount	Value
Texas (continued)
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	$1,000,000	$1,148,530
Tyler Health Facilities Development Corp., Revenue Bonds Series A 5.375%, due 11/1/37	4,905,000	4,911,180

		127,143,582

U.S. Virgin Islands 0.2%
Virgin Islands Water & Power Authority, Revenue Bonds 5.50%, due 7/1/17	2,835,000	2,845,036

Utah 0.1%
Utah State Charter School Finance Authority, Da Vinci Academy, Revenue Bonds Series A 7.75%, due 3/15/39	700,000	801,213
Utah State Charter School Finance Authority, North Star Academy, Revenue Bonds Series A 7.00%, due 7/15/45	600,000	660,552

		1,461,765

Vermont 0.0%‡
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: GTY 4.75%, due 8/15/36	500,000	505,900
Series A, Insured: GTY 5.75%, due 2/15/37	45,000	45,713

		551,613

Virginia 2.4%
Madison County Industrial Development Authority, Woodberry Forest School, Revenue Bonds 0.04%, due 10/1/37 (b)	3,440,000	3,440,000
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	17,925,000	13,603,999
Virginia College Building Authority, Marymount University Project, Revenue Bonds
Series A 5.00%, due 7/1/45 (a)	1,000,000	1,010,710

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia College Building Authority, Marymount University Project, Revenue Bonds (continued)
Series B 5.00%, due 7/1/45 (a)	$2,500,000	$2,526,775
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds
5.50%, due 1/1/42 (c)	10,000,000	10,912,700
6.00%, due 1/1/37 (c)	1,300,000	1,477,684
Virginia Small Business Financing Authority, Senior Lien-Express Lanes LLC, Revenue Bonds 5.00%, due 1/1/40 (c)	10,000,000	10,396,100
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.01%, due 7/1/30 (b)	65,000	65,000

		43,432,968

Washington 1.6%
Chelan County Public Hospital District No. 1, General Obligation Insured: AMBAC 4.45%, due 12/1/30	855,000	833,856
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,093,910
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (c)	1,825,000	1,907,709
Washington Economic Development Finance Authority, Pioneer Human Services Project, Revenue Bonds 0.05%, due 9/1/18 (b)	610,000	610,000
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	6,660,000	7,998,660
Washington State Housing Finance Commission, Revenue Bonds 0.03%, due 11/1/25 (b)	1,000,000	1,000,000
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,064,110

	Principal Amount	Value
Washington (continued)
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	$9,905,000	$10,477,806
5.50%, due 12/1/33	1,950,000	2,090,946

		29,076,997

West Virginia 0.1%
Brooke County, Bethany College, Revenue Bonds Series A 6.75%, due 10/1/37	1,325,000	1,458,467
Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	465,000	458,221

		1,916,688

Wisconsin 2.1%
Public Finance Authority Revenue, Continuing Care Retirement Community Revenue, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46	1,000,000	1,241,500
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,081,600
Public Finance Authority, National Gypsum Co., Revenue Bonds 5.25%, due 4/1/30 (c)	10,500,000	10,821,930
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,268,200
5.75%, due 4/1/42	3,375,000	3,429,202
5.875%, due 4/1/45	6,650,000	6,836,865
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (c)	1,670,000	1,684,596
Public Finance Authority, Wisconsin Educational Facility, Palm Beach Maritime Academy Project, Revenue Bonds Series A 7.00%, due 5/1/40	2,870,000	2,869,283
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44	1,400,000	1,485,526

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
Warrens, Unlimited General Obligation 4.70%, due 12/1/19	$120,000	$76,452
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds
5.25%, due 2/1/43	2,400,000	2,412,864
5.375%, due 2/1/48	4,400,000	4,569,444

		38,777,462

Wyoming 0.1%
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	579,340
Wyoming Community Development Authority, Student Housing, Revenue Bonds 6.50%, due 7/1/43	930,000	1,051,012

		1,630,352

Total Municipal Bonds (Cost $1,629,676,960)		1,732,634,562

	Shares
Closed-End Funds 1.9%
California 0.1%
BlackRock MuniHoldings California Quality Fund, Inc.	125,864	1,862,787

Multi-State 1.8%
BlackRock MuniHoldings Investment Quality Fund	284,083	4,130,567
BlackRock MuniHoldings Quality Fund, Inc.	178,802	2,361,974
BlackRock MuniHoldings Quality Fund II, Inc.	237,625	3,172,294
BlackRock MuniYield Investment Fund	154,113	2,422,656
BlackRock MuniYield Investment Quality Fund	201,790	2,800,845
BlackRock MuniYield Quality Fund II, Inc.	162,436	2,165,272
Dreyfus Strategic Municipal Bond Fund, Inc	200,000	1,604,000
Invesco Municipal Opportunity Trust	299,705	3,857,203
Invesco Trust For Investment Grade Municipals	271,304	3,570,361

	Shares	Value
Multi-State (continued)
MFS High Income Municipal Trust	333,864	$1,632,595
Nuveen Performance Plus Municipal Fund, Inc.	317,097	4,683,523

		32,401,290

Total Closed-End Funds (Cost $34,082,642)		34,264,077

Total Investments (Cost $1,663,759,602) (f)	97.1%	1,766,898,639
Other Assets, Less Liabilities	2.9	53,082,191
Net Assets	100.0%	$1,819,980,830

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2015.

(c)	Interest on these securities was subject to alternative minimum tax.

(d)	Illiquid security—As of October 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $22,552,170, which represented 1.2% of the Fund’s net assets.

(e)	Issue in default.

(f)	As of October 31, 2015, cost was $1,663,953,588 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$117,299,026
Gross unrealized depreciation	(14,353,975)

Net unrealized appreciation	$102,945,051

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2015 (continued)

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(800)	December 2015	$(102,150,000)	$323,240

			$(102,150,000)	$323,240

1.	As of October 31, 2015, cash in the amount of $1,080,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC/GTY—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

NATL-RE—National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$1,732,634,562	$—	$1,732,634,562
Closed-End Funds	34,264,077	—	—	34,264,077

Total Investments in Securities	34,264,077	1,732,634,562	—	1,766,898,639

Other Financial Instruments
Futures Contracts Short (b)	323,240	—	—	323,240

Total Investments in Securities and Other Financial Instruments	$34,587,317	$1,732,634,562	$—	$1,767,221,879

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $1,663,759,602)	$1,766,898,639
Cash	40,578,227
Cash collateral on deposit at broker	1,080,000
Receivables:
Dividends and interest	25,577,656
Fund shares sold	13,982,790
Investment securities sold	12,847,205
Other assets	48,902

Total assets	1,861,013,419

Liabilities
Payables:
Investment securities purchased	33,991,823
Fund shares redeemed	3,872,983
Manager (See Note 3)	817,943
NYLIFE Distributors (See Note 3)	373,865
Transfer agent (See Note 3)	147,500
Variation margin on futures contracts	62,500
Shareholder communication	38,723
Professional fees	34,117
Custodian	5,049
Trustees	4,474
Accrued expenses	12,675
Dividend payable	1,670,937

Total liabilities	41,032,589

Net assets	$1,819,980,830

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$151,223
Additional paid-in capital	1,712,076,078

1,712,227,301
Distributions in excess of net investment income	(96,757)
Accumulated net realized gain (loss) on investments and futures transactions	4,388,009
Net unrealized appreciation (depreciation) on investments and futures contracts	103,462,277

Net assets	$1,819,980,830

Class A
Net assets applicable to outstanding shares	$600,590,083

Shares of beneficial interest outstanding	49,889,703

Net asset value per share outstanding	$12.04
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.61

Investor Class
Net assets applicable to outstanding shares	$3,215,686

Shares of beneficial interest outstanding	267,494

Net asset value per share outstanding	$12.02
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.59

Class C
Net assets applicable to outstanding shares	$296,929,697

Shares of beneficial interest outstanding	24,725,892

Net asset value and offering price per share outstanding	$12.01

Class I
Net assets applicable to outstanding shares	$919,245,364

Shares of beneficial interest outstanding	76,339,970

Net asset value and offering price per share outstanding	$12.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$85,193,033
Dividends	2,027,773

Total income	87,220,806

Expenses
Manager (See Note 3)	9,345,988
Distribution/Service—Class A (See Note 3)	1,316,526
Distribution/Service—Investor Class (See Note 3)	6,887
Distribution/Service—Class C (See Note 3)	2,795,313
Transfer agent (See Note 3)	872,447
Registration	252,275
Professional fees	126,875
Shareholder communication	97,724
Custodian	52,596
Trustees	33,995
Miscellaneous	48,930

Total expenses before waiver/reimbursement	14,949,556
Expense waiver/reimbursement from Manager (See Note 3)	(44,951)

Net expenses	14,904,605

Net investment income (loss)	72,316,201

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	10,400,059
Futures transactions	(4,908,105)

Net realized gain (loss) on investments and futures transactions	5,491,954

Net change in unrealized appreciation (depreciation) on:
Investments	7,662,883
Futures contracts	686,600

Net change in unrealized appreciation (depreciation) on investments and futures contracts	8,349,483

Net realized and unrealized gain (loss) on investments and futures transactions	13,841,437

Net increase (decrease) in net assets resulting from operations	$86,157,638

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$72,316,201	$55,752,914
Net realized gain (loss) on investments and futures transactions	5,491,954	2,176,437
Net change in unrealized appreciation (depreciation) on investments and futures contracts	8,349,483	107,522,491

Net increase (decrease) in net assets resulting from operations	86,157,638	165,451,842

Dividends to shareholders:
From net investment income:
Class A	(22,187,034)	(19,623,402)
Investor Class	(115,689)	(104,293)
Class C	(9,625,337)	(8,091,707)
Class I	(40,382,764)	(27,938,919)

Total dividends to shareholders	(72,310,824)	(55,758,321)

Capital share transactions:
Net proceeds from sale of shares	799,940,978	1,166,397,545
Net asset value of shares issued to shareholders in reinvestment of dividends	52,301,762	41,116,140
Cost of shares redeemed	(605,698,701)	(726,620,764)

Increase (decrease) in net assets derived from capital share transactions	246,544,039	480,892,921

Net increase (decrease) in net assets	260,390,853	590,586,442

Net Assets
Beginning of year	1,559,589,977	969,003,535

End of year	$1,819,980,830	$1,559,589,977

Distributions in excess of net investment income at end of year	$(96,757)	$(102,134)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.93	$10.90	$11.92	$10.58	$10.77

Net investment income (loss)	0.51	0.52	0.53	0.50 (a)	0.58 (a)
Net realized and unrealized gain (loss) on investments	0.11	1.03	(0.99)	1.35	(0.19)

Total from investment operations	0.62	1.55	(0.46)	1.85	0.39

Less dividends and distributions:
From net investment income	(0.51)	(0.52)	(0.53)	(0.51)	(0.55)
From net realized gain on investments	—	—	(0.03)	—	(0.03)

Total dividends and distributions	(0.51)	(0.52)	(0.56)	(0.51)	(0.58)

Net asset value at end of year	$12.04	$11.93	$10.90	$11.92	$10.58

Total investment return (b)	5.27%	14.59%	(4.05%)	17.89%	4.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21%	4.57%	4.53%	4.41%	5.58%
Net expenses	0.87%	0.87%	0.87%	0.85%	0.85%
Expenses (before waiver/reimbursement)	0.88%	0.88%	0.90%	0.91%	1.04%
Portfolio turnover rate	31%	67%	95%	117%	154%
Net assets at end of year (in 000’s)	$600,590	$468,486	$379,277	$489,759	$150,071

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.91	$10.89	$11.90	$10.57	$10.75

Net investment income (loss)	0.50	0.52	0.53	0.51 (a)	0.57 (a)
Net realized and unrealized gain (loss) on investments	0.11	1.02	(0.98)	1.33	(0.17)

Total from investment operations	0.61	1.54	(0.45)	1.84	0.40

Less dividends and distributions:
From net investment income	(0.50)	(0.52)	(0.53)	(0.51)	(0.55)
From net realized gain on investments	—	—	(0.03)	—	(0.03)

Total dividends and distributions	(0.50)	(0.52)	(0.56)	(0.51)	(0.58)

Net asset value at end of year	$12.02	$11.91	$10.89	$11.90	$10.57

Total investment return (b)	5.24%	14.48%	(3.99%)	17.80%	4.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.20%	4.60%	4.55%	4.48%	5.58%
Net expenses	0.89%	0.89%	0.89%	0.87%	0.90%
Expenses (before waiver/reimbursement)	0.90%	0.90%	0.92%	0.93%	1.09%
Portfolio turnover rate	31%	67%	95%	117%	154%
Net assets at end of year (in 000’s)	$3,216	$2,305	$2,298	$1,902	$989

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

36	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.90	$10.87	$11.89	$10.56	$10.75

Net investment income (loss)	0.41	0.44	0.44	0.41 (a)	0.50 (a)
Net realized and unrealized gain (loss) on investments	0.11	1.03	(0.99)	1.34	(0.18)

Total from investment operations	0.52	1.47	(0.55)	1.75	0.32

Less dividends and distributions:
From net investment income	(0.41)	(0.44)	(0.44)	(0.42)	(0.48)
From net realized gain on investments	—	—	(0.03)	—	(0.03)

Total dividends and distributions	(0.41)	(0.44)	(0.47)	(0.42)	(0.51)

Net asset value at end of year	$12.01	$11.90	$10.87	$11.89	$10.56

Total investment return (b)	4.46%	13.74%	(4.81%)	16.90%	3.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.44%	3.79%	3.77%	3.58%	4.79%
Net expenses	1.64%	1.64%	1.64%	1.61%	1.65%
Expenses (before waiver/reimbursement)	1.65%	1.65%	1.67%	1.67%	1.84%
Portfolio turnover rate	31%	67%	95%	117%	154%
Net assets at end of year (in 000’s)	$296,930	$254,392	$185,486	$213,253	$45,632

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.93	$10.90	$11.92	$10.58	$10.77

Net investment income (loss)	0.54	0.55	0.56	0.53 (a)	0.60 (a)
Net realized and unrealized gain (loss) on investments	0.11	1.03	(0.99)	1.35	(0.18)

Total from investment operations	0.65	1.58	(0.43)	1.88	0.42

Less dividends and distributions:
From net investment income	(0.54)	(0.55)	(0.56)	(0.54)	(0.58)
From net realized gain on investments	—	—	(0.03)	—	(0.03)

Total dividends and distributions	(0.54)	(0.55)	(0.59)	(0.54)	(0.61)

Net asset value at end of year	$12.04	$11.93	$10.90	$11.92	$10.58

Total investment return (b)	5.53%	14.88%	(3.80%)	18.19%	4.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.47%	4.75%	4.79%	4.62%	5.88%
Net expenses	0.62%	0.62%	0.62%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.63%	0.63%	0.65%	0.66%	0.79%
Portfolio turnover rate	31%	67%	95%	117%	154%
Net assets at end of year (in 000’s)	$919,245	$834,406	$401,943	$321,835	$60,305

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

38	MainStay High Yield Municipal Bond Fund

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

39

Notes to Financial Statements (continued)

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of the portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s

40	MainStay High Yield Municipal Bond Fund

cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$323,240	$323,240

Total Fair Value		$323,240	$323,240

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(4,908,105)	$(4,908,105)

Total Realized Gain (Loss)		$(4,908,105)	$(4,908,105)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$686,600	$686,600

Total Change in Unrealized Appreciation (Depreciation)		$686,600	$686,600

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(89,168,815)	$(89,168,815)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

41

Notes to Financial Statements (continued)

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; and 0.53% in excess of $3 billion. During the year ended October 31, 2015, the effective management fee rate was 0.55%.

Prior to February 28, 2015, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion and 0.54% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $9,345,988 and waived its fees and/or reimbursed expenses in the amount of $44,951.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $135,698 and $2,263, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $66,357, $10 and $53,533, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$244,190
Investor Class	2,051
Class C	208,057
Class I	418,149

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

42	MainStay High Yield Municipal Bond Fund

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$2,442,369	$4,905,235	$(2,539,126)	$102,945,051	$107,753,529

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The Fund utilized $1,221,931 of capital loss carryforwards during the year ended October 31, 2015.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$2,330,219	$1,980,313
Exempt Interest Dividends	69,980,605	53,778,008
Total	$72,310,824	$55,758,321

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $704,060 and $519,941, respectively.

The Fund may purchase securities from or sell to other funds managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. During the year ended October 31, 2015, such purchases were $210.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	22,259,826	$267,676,760
Shares issued to shareholders in reinvestment of dividends and distributions	1,427,299	17,169,580
Shares redeemed	(13,092,011)	(157,550,500)

Net increase (decrease) in shares outstanding before conversion	10,595,114	127,295,840
Shares converted into Class A (See Note 1)	55,509	666,303
Shares converted from Class A (See Note 1)	(23,976)	(288,832)

Net increase (decrease)	10,626,647	$127,673,311

Year ended October 31, 2014:
Shares sold	25,178,507	$285,977,376
Shares issued to shareholders in reinvestment of dividends and distributions	1,347,595	15,396,096
Shares redeemed	(22,125,541)	(251,147,131)

Net increase (decrease) in shares outstanding before conversion	4,400,561	50,226,341
Shares converted into Class A (See Note 1)	86,001	974,485
Shares converted from Class A (See Note 1)	(17,872)	(206,920)

Net increase (decrease)	4,468,690	$50,993,906

43

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	150,587	$1,810,512
Shares issued to shareholders in reinvestment of dividends and distributions	9,188	110,339
Shares redeemed	(54,184)	(651,109)

Net increase (decrease) in shares outstanding before conversion	105,591	1,269,742
Shares converted into Investor Class (See Note 1)	24,007	288,832
Shares converted from Investor Class (See Note 1)	(55,588)	(666,303)

Net increase (decrease)	74,010	$892,271

Year ended October 31, 2014:
Shares sold	100,623	$1,139,152
Shares issued to shareholders in reinvestment of dividends and distributions	8,520	96,885
Shares redeemed	(58,536)	(659,807)

Net increase (decrease) in shares outstanding before conversion	50,607	576,230
Shares converted into Investor Class (See Note 1)	17,903	206,920
Shares converted from Investor Class (See Note 1)	(86,117)	(974,485)

Net increase (decrease)	(17,607)	$(191,335)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	7,303,965	$87,676,876
Shares issued to shareholders in reinvestment of dividends and distributions	539,010	6,469,327
Shares redeemed	(4,490,077)	(53,856,915)

Net increase (decrease)	3,352,898	$40,289,288

Year ended October 31, 2014:
Shares sold	9,133,420	$103,760,559
Shares issued to shareholders in reinvestment of dividends and distributions	470,884	5,367,012
Shares redeemed	(5,288,866)	(59,204,434)

Net increase (decrease)	4,315,438	$49,923,137

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	36,699,499	$442,776,830
Shares issued to shareholders in reinvestment of dividends and distributions	2,371,916	28,552,516
Shares redeemed	(32,645,570)	(393,640,177)

Net increase (decrease)	6,425,845	$77,689,169

Year ended October 31, 2014:
Shares sold	67,832,998	$775,520,458
Shares issued to shareholders in reinvestment of dividends and distributions	1,764,016	20,256,147
Shares redeemed	(36,547,550)	(415,609,392)

Net increase (decrease)	33,049,464	$380,167,213

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay High Yield Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Municipal Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Municipal Bond Fund of MainStay Funds Trust as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

45

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 96.8% of the ordinary income dividends paid during its fiscal year ended October 31, 2015 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay High Yield Municipal Bond Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

48	MainStay High Yield Municipal Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

49

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

50	MainStay High Yield Municipal Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673928 MS291-15	MSMHY11-12/15 (NYLIM) NL243

MainStay ICAP Funds

Message from the President and Annual Report

October 31, 2015

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP International Fund

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund(s) during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year		Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–	2.03 3.67%	10.64 11.90%	6.30 6.90%	1.14 1.14%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–	2.22 3.47	10.39 11.64	6.13 6.73	1.33 1.33
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges		1.76 2.69	10.80 10.80	5.93 5.93	2.08 2.08
Class I Shares	No Sales Charge			3.93	12.19	7.21	0.89
Class R1 Shares[3]	No Sales Charge			3.82	12.08	7.12	0.99
Class R2 Shares[3]	No Sales Charge			3.56	11.78	6.84	1.24
Class R3 Shares[3]	No Sales Charge			3.30	11.50	6.57	1.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.
4.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[5]	0.53%	13.26%	6.75%
S&P 500® Index[6]	5.20	14.33	7.85
Average Lipper Large-Cap Core Fund[7]	3.35	12.68	7.02

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$992.30	$5.67	$1,019.50	$5.75

Investor Class Shares	$1,000.00	$991.20	$6.68	$1,018.50	$6.77

Class C Shares	$1,000.00	$987.50	$10.42	$1,014.70	$10.56

Class I Shares	$1,000.00	$993.40	$4.42	$1,020.80	$4.48

Class R1 Shares	$1,000.00	$992.90	$4.92	$1,020.30	$4.99

Class R2 Shares	$1,000.00	$991.80	$6.18	$1,019.00	$6.26

Class R3 Shares	$1,000.00	$990.40	$7.43	$1,017.70	$7.53

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.13% for Class A, 1.33% for Investor Class, 2.08% for Class C, 0.88% for Class I, 0.98% for Class R1, 1.23% for Class R2 and 1.48% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

Media	11.1%
Pharmaceuticals	8.7
Capital Markets	8.0
Oil, Gas & Consumable Fuels	6.6
Aerospace & Defense	5.4
Consumer Finance	5.1
Health Care Providers & Services	4.9
Chemicals	4.7
Banks	4.6
Real Estate Investment Trusts	4.1
Health Care Equipment & Supplies	3.7
Technology Hardware, Storage & Peripherals	3.0
Household Durables	2.9
Semiconductors & Semiconductor Equipment	2.8

Auto Components	2.6%
Diversified Financial Services	2.6
Software	2.6
Hotels, Restaurants & Leisure	2.4
Industrial Conglomerates	2.3
Machinery	2.3
Internet Software & Services	2.2
Food Products	2.0
Wireless Telecommunication Services	1.9
Airlines	1.5
Short-Term Investment	1.6
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Allergan PLC

2.	Chevron Corp.

3.	Medtronic PLC

4.	Apple, Inc.

5.	Monsanto Co.
6.	Omnicom Group, Inc.

7.	Comcast Corp. Class A

8.	Ameriprise Financial, Inc.

9.	Northern Trust Corp.

10.	Whirlpool Corp.

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay ICAP Equity Fund returned 3.67% for Class A shares, 3.47% for Investor Class shares and 2.69% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 3.93%, Class R1 shares returned 3.82%, Class R2 shares returned 3.56% and Class R3 shares returned 3.30%. For the 12 months ended October 31, 2015, all share classes outperformed the 0.53% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes underperformed the 5.20% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2015, Class A, Investor Class, Class I, Class R1 and Class R2 shares outperformed—and Class C and Class R3 shares underperformed—the 3.35% return of the Average Lipper2 Large-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

During the reporting period, ICAP announced that effective September 30, 2016, Jerrold K. Senser will no longer serve as a portfolio manager of the Fund. Thomas M. Cole, Andrew P. Starr and Matthew T. Swanson will continue to manage the Fund.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Positive stock selection in the industrials and information technology sectors added to relative performance. Stock selection in the consumer discretionary and materials sectors, however, detracted from relative performance. The Fund benefited from an underweight position relative to the Russell 1000® Value Index in the energy sector (which underperformed the Index during the reporting period), but an overweight position in the materials sector (which also underperformed the Index during the reporting period) modestly detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were energy, industrials and information technology.

(Contributions take weightings and total returns into account.) Favorable stock selection helped relative performance in the industrials and information technology sectors, while an underweight position enhanced relative performance in the energy sector. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, materials and financials. Stock selection hurt relative performance in the consumer discretionary and materials sectors, while an underweight position detracted from relative performance in financials.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were health care company Valeant Pharmaceuticals International, Internet-search services provider Alphabet (formerly Google) and aerospace & defense company Boeing. We viewed Valeant Pharmaceuticals International as a company with a unique, shareholder-friendly approach. The stock benefited from the integration of recent acquisition Bausch & Lomb, along with the market perception that Valeant had additional targets for the coming year. We sold the position as it neared our price target. Alphabet showed accelerating growth in its core businesses and a new focus on maximizing shareholder value. This positioning was voiced by the company’s new chief financial officer. YouTube, a subsidiary of Alphabet, saw its revenue grow 40% year-over-year and operating margins improve. With higher growth rates than the market, greater expense discipline and doors open for capital return, we continued to view Alphabet’s shares as attractive. We trimmed the Fund’s position, however, following a period of strength. Boeing saw strong delivery growth and production-cost improvement on the 787 Dreamliner, which enabled the company to generate dramatically higher free cash flow. Boeing was planning to return 80% of free cash flow to shareholders. The company increased its dividend by 25% in December 2014 and initiated a $12 billion share buyback program. With a free cash flow yield estimated around 9%, we viewed the stock as attractively valued.

Primary detractors from the Fund’s absolute performance during the reporting period included cable network operator Viacom, seed technology company Monsanto and appliance manufacturer Whirlpool. Viacom suffered from declining advertising revenue and ratings, and risks to affiliate-fee growth increased. For these reasons, we sold the Fund’s position in Viacom. Weak conditions in Latin America and a decline in the Brazilian real weighed on Monsanto. We anticipated that growth in seeds and

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

traits (modifications for crop enhancement) could exceed expectations, led by new product launches, an improved product mix and trait upgrades. Whirlpool faced weaker-than-expected Brazilian demand and was hurt by the strength of the U.S. dollar. Regions outside Latin America, including North America, Europe and Asia continued to do well. We believed that the stock could benefit if synergies materialized and raw material costs declined.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame. We initiated a new position in Ally Financial. Formerly a part of General Motors, Ally Financial now operates as an independent entity focused exclusively on U.S. auto lending. During the reporting period, the company’s returns were hampered by very high-cost financing that Ally Financial took out during the financial crisis. As the company continued to scale its online banking franchise, we believed that the company was progressing toward finalizing the clean-up of its capital structure in the next 12 to 18 months. If so, the move could enhance Ally Financial’s return on equity. The Fund also added a position in global integrated energy company Chevron. The stock had lagged because of low energy prices and a related projected free cash flow deficit. The company also faced risks to production volume growth associated with several large projects. With valuation near all-time lows on a number of metrics, we believed that Chevron could rein in capital expenditures and operating costs to improve its position. The Fund also initiated a position in medical device company Medtronic when the company closed its acquisition of Covidien.

We believed that the deal would deliver increasing earnings and a stronger platform for future growth, including scale with hospitals and the cash flexibility of a company domiciled outside the United States.

During the reporting period, we also sold positions in banking company Bank of America, data storage provider NetApp and automaker Ford Motor in favor of stocks that we believed had greater potential upside and stronger catalysts.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the consumer staples and financials sectors. In both sectors, the Fund reduced the degree to which it was underweight relative to the Index. During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in utilities and energy. In both cases, the Fund increased the degree to which it was underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the energy and utilities sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 98.0%†
Aerospace & Defense 5.4%
Boeing Co. (The)	180,147	$26,674,366
Honeywell International, Inc.	260,889	26,944,616

		53,618,982

Airlines 1.5%
Delta Air Lines, Inc.	294,670	14,981,023

Auto Components 2.6%
Johnson Controls, Inc.	568,861	25,701,140

Banks 4.6%
Citigroup, Inc.	428,380	22,776,964
PNC Financial Services Group, Inc.	259,169	23,392,594

		46,169,558

Capital Markets 8.0%
♦Ameriprise Financial, Inc.	249,989	28,838,731
Goldman Sachs Group, Inc. (The)	120,598	22,612,125
♦Northern Trust Corp.	404,245	28,454,806

		79,905,662

Chemicals 4.7%
♦Monsanto Co.	322,978	30,108,009
Mosaic Co. (The)	497,972	16,826,474

		46,934,483

Consumer Finance 5.1%
Ally Financial, Inc. (a)	1,222,700	24,356,184
American Express Co.	364,750	26,721,585

		51,077,769

Diversified Financial Services 2.6%
Intercontinental Exchange, Inc.	103,021	26,002,500

Food Products 2.0%
Tyson Foods, Inc. Class A	443,360	19,667,450

Health Care Equipment & Supplies 3.7%
♦Medtronic PLC	492,896	36,434,872

Health Care Providers & Services 4.9%
Express Scripts Holding Co. (a)	269,057	23,241,144
McKesson Corp.	143,160	25,597,008

		48,838,152

Hotels, Restaurants & Leisure 2.4%
Las Vegas Sands Corp.	479,430	23,736,579

	Shares	Value

Household Durables 2.9%
♦Whirlpool Corp.	176,855	$28,321,560

Industrial Conglomerates 2.3%
General Electric Co.	788,077	22,791,187

Internet Software & Services 2.2%
Alphabet, Inc. (Google) Class C (a)	31,187	22,168,031

Machinery 2.3%
Pentair PLC	417,230	23,331,502

Media 11.1%
♦Comcast Corp. Class A	460,663	28,846,717
Discovery Communications, Inc. Class C (a)	636,530	17,517,306
Grupo Televisa S.A.B., Sponsored ADR	510,160	14,866,062
Liberty Media Corp. Class C (a)	327,233	12,811,172
♦Omnicom Group, Inc.	390,995	29,293,345
Time, Inc.	415,900	7,727,422

		111,062,024

Oil, Gas & Consumable Fuels 6.6%
♦Chevron Corp.	462,880	42,066,534
Occidental Petroleum Corp.	323,901	24,143,581

		66,210,115

Pharmaceuticals 8.7%
♦Allergan PLC (a)	156,775	48,360,384
Mallinckrodt PLC (a)	227,380	14,932,045
Novartis A.G., Sponsored ADR	256,030	23,152,793

		86,445,222

Real Estate Investment Trusts 4.1%
American Tower Corp.	214,556	21,934,060
Crown Castle International Corp.	226,070	19,319,942

		41,254,002

Semiconductors & Semiconductor Equipment 2.8%
Intel Corp.	444,990	15,067,362
Texas Instruments, Inc.	231,306	13,119,676

		28,187,038

Software 2.6%
Oracle Corp.	655,968	25,477,797

Technology Hardware, Storage & Peripherals 3.0%
♦Apple, Inc.	252,550	30,179,725

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
Wireless Telecommunication Services 1.9%
Vodafone Group PLC, Sponsored ADR	571,180	$18,831,805

Total Common Stocks (Cost $885,639,515)		977,328,178

	Principal Amount
Short-Term Investment 1.6%
Repurchase Agreement 1.6%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $16,528,555 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 1/8/20, with a Principal Amount of $16,695,000 and a Market Value of $16,861,950)	$16,528,555	16,528,555

Total Short-Term Investment (Cost $16,528,555)		16,528,555

Total Investments (Cost $902,168,070) (b)	99.6%	993,856,733
Other Assets, Less Liabilities	0.4	3,517,868
Net Assets	100.0%	$997,374,601
(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $908,578,385 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$121,691,280
Gross unrealized depreciation	(36,412,932)

Net unrealized appreciation	$85,278,348

The following abbreviation is used in the preceding pages:

ADR —American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$977,328,178	$—	$—	$977,328,178
Short-Term Investment
Repurchase Agreement	—	16,528,555	—	16,528,555

Total Investments in Securities	$977,328,178	$16,528,555	$—	$993,856,733

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $902,168,070)	$993,856,733
Receivables:
Investment securities sold	18,367,865
Dividends	972,952
Fund shares sold	376,119
Other assets	37,226

Total assets	1,013,610,895

Liabilities
Payables:
Investment securities purchased	13,494,463
Fund shares redeemed	1,882,403
Manager (See Note 3)	663,749
Transfer agent (See Note 3)	109,843
NYLIFE Distributors (See Note 3)	26,928
Professional fees	22,728
Shareholder communication	21,736
Trustees	2,324
Custodian	1,242
Accrued expenses	10,878

Total liabilities	16,236,294

Net assets	$997,374,601

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,480
Additional paid-in capital	744,608,954

744,628,434
Undistributed net investment income	2,424,994
Accumulated net realized gain (loss) on investments	158,632,510
Net unrealized appreciation (depreciation) on investments	91,688,663

Net assets	$997,374,601

Class A
Net assets applicable to outstanding shares	$45,319,990

Shares of beneficial interest outstanding	886,384

Net asset value per share outstanding	$51.13
Maximum sales charge (5.50% of offering price)	2.98

Maximum offering price per share outstanding	$54.11

Investor Class
Net assets applicable to outstanding shares	$14,092,187

Shares of beneficial interest outstanding	276,088

Net asset value per share outstanding	$51.04
Maximum sales charge (5.50% of offering price)	2.97

Maximum offering price per share outstanding	$54.01

Class C
Net assets applicable to outstanding shares	$12,951,920

Shares of beneficial interest outstanding	257,094

Net asset value and offering price per share outstanding	$50.38

Class I
Net assets applicable to outstanding shares	$900,795,093

Shares of beneficial interest outstanding	17,586,948

Net asset value and offering price per share outstanding	$51.22

Class R1
Net assets applicable to outstanding shares	$8,062,321

Shares of beneficial interest outstanding	157,314

Net asset value and offering price per share outstanding	$51.25

Class R2
Net assets applicable to outstanding shares	$13,213,587

Shares of beneficial interest outstanding	258,462

Net asset value and offering price per share outstanding	$51.12

Class R3
Net assets applicable to outstanding shares	$2,939,503

Shares of beneficial interest outstanding	57,627

Net asset value and offering price per share outstanding	$51.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$19,884,504

Expenses
Manager (See Note 3)	8,513,557
Transfer agent (See Note 3)	650,201
Distribution/Service—Class A (See Note 3)	117,038
Distribution/Service—Investor Class (See Note 3)	36,222
Distribution/Service—Class C (See Note 3)	141,893
Distribution/Service—Class R2 (See Note 3)	36,464
Distribution/Service—Class R3 (See Note 3)	16,126
Registration	95,172
Professional fees	86,985
Shareholder communication	52,191
Shareholder service (See Note 3)	26,977
Trustees	20,312
Custodian	16,779
Miscellaneous	29,665

Total expenses	9,839,582

Net investment income (loss)	10,044,922

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (b)	185,129,208
Net change in unrealized appreciation (depreciation) on investments	(149,364,847)

Net realized and unrealized gain (loss) on investments	35,764,361

Net increase (decrease) in net assets resulting from operations	$45,809,283

(a)	Dividends recorded net of foreign withholding taxes in the amount of $24,779.

(b)	Includes realized gain of $536,159 due to an in-kind redemption during the year ended October 31, 2015. (See Note 9)

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,044,922	$25,809,600
Net realized gain (loss) on investments and foreign currency transactions (a)	185,129,208	143,281,149
Net change in unrealized appreciation (depreciation) on investments	(149,364,847)	(38,749,437)

Net increase (decrease) in net assets resulting from operations	45,809,283	130,341,312

Dividends and distributions to shareholders:
From net investment income:
Class A	(815,320)	(408,123)
Investor Class	(220,141)	(98,374)
Class C	(135,048)	(3,825)
Class I	(19,443,375)	(11,892,843)
Class R1	(168,391)	(99,923)
Class R2	(244,596)	(156,219)
Class R3	(44,278)	(20,186)

	(21,071,149)	(12,679,493)

From net realized gain on investments:
Class A	(3,819,164)	—
Investor Class	(1,139,719)	—
Class C	(1,174,066)	—
Class I	(81,950,332)	—
Class R1	(723,104)	—
Class R2	(1,243,873)	—
Class R3	(257,106)	—

	(90,307,364)	—

Total dividends and distributions to shareholders	(111,378,513)	(12,679,493)

Capital share transactions:
Net proceeds from sale of shares	155,508,140	291,772,244
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	108,230,102	12,330,710
Cost of shares redeemed (b)	(396,276,929)	(295,367,472)

Increase (decrease) in net assets derived from capital share transactions	(132,538,687)	8,735,482

Net increase (decrease) in net assets	(198,107,917)	126,397,301

	2015	2014
Net Assets
Beginning of year	$1,195,482,518	$1,069,085,217

End of year	$997,374,601	$1,195,482,518

Undistributed net investment income at end of year	$2,424,994	$13,485,306

(a)	Includes realized gain of $536,159 due to an in-kind redemption during the year ended October 31, 2015. (See Note 9)

(b)	Includes an in-kind redemption in the amount of $19,718,366 during the year ended October 31, 2015. (See Note 9)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$54.61	$49.27	$39.41	$35.07	$33.84

Net investment income (loss) (a)	0.38	1.04	0.52	0.55	0.49
Net realized and unrealized gain (loss) on investments	1.39	4.76	9.87	4.34	1.19

Total from investment operations	1.77	5.80	10.39	4.89	1.68

Less dividends and distributions:
From net investment income	(0.92)	(0.46)	(0.53)	(0.55)	(0.45)
From net realized gain on investments	(4.33)	—	—	—	—

Total dividends and distributions	(5.25)	(0.46)	(0.53)	(0.55)	(0.45)

Net asset value at end of year	$51.13	$54.61	$49.27	$39.41	$35.07

Total investment return (b)	3.67%	11.82%	26.56%	13.93%	4.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%	1.99%	1.15%	1.46%	1.34%
Net expenses	1.13%	1.14%	1.16%	1.17%	1.18%
Portfolio turnover rate	76%	58%	50%	75%	74%
Net assets at end of year (in 000’s)	$45,320	$47,925	$44,770	$29,809	$28,388

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$54.53	$49.20	$39.34	$35.05	$33.81

Net investment income (loss) (a)	0.28	0.97	0.43	0.46	0.37
Net realized and unrealized gain (loss) on investments	1.38	4.73	9.86	4.30	1.22

Total from investment operations	1.66	5.70	10.29	4.76	1.59

Less dividends and distributions:
From net investment income	(0.82)	(0.37)	(0.43)	(0.47)	(0.35)
From net realized gain on investments	(4.33)	—	—	—	—

Total dividends and distributions	(5.15)	(0.37)	(0.43)	(0.47)	(0.35)

Net asset value at end of year	$51.04	$54.53	$49.20	$39.34	$35.05

Total investment return (b)	3.47%	11.61%	26.30%	13.61%	4.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%	1.85%	0.96%	1.22%	1.01%
Net expenses	1.33%	1.33%	1.38%	1.43%	1.46%
Portfolio turnover rate	76%	58%	50%	75%	74%
Net assets at end of year (in 000’s)	$14,092	$14,297	$13,829	$11,979	$11,633

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$53.94	$48.71	$38.97	$34.78	$33.59

Net investment income (loss) (a)	(0.11)	0.56	0.08	0.17	0.09
Net realized and unrealized gain (loss) on investments	1.38	4.69	9.77	4.28	1.21

Total from investment operations	1.27	5.25	9.85	4.45	1.30

Less dividends and distributions:
From net investment income	(0.50)	(0.02)	(0.11)	(0.26)	(0.11)
From net realized gain on investments	(4.33)	—	—	—	—

Total dividends and distributions	(4.83)	(0.02)	(0.11)	(0.26)	(0.11)

Net asset value at end of year	$50.38	$53.94	$48.71	$38.97	$34.78

Total investment return (b)	2.69%	10.77%	25.36%	12.77%	3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21%)	1.08%	0.19%	0.44%	0.26%
Net expenses	2.08%	2.08%	2.13%	2.18%	2.21%
Portfolio turnover rate	76%	58%	50%	75%	74%
Net assets at end of year (in 000’s)	$12,952	$13,942	$11,696	$8,620	$7,872

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$54.70	$49.35	$39.47	$35.12	$33.89

Net investment income (loss) (a)	0.51	1.18	0.64	0.65	0.57
Net realized and unrealized gain (loss) on investments	1.39	4.76	9.89	4.34	1.22

Total from investment operations	1.90	5.94	10.53	4.99	1.79

Less dividends and distributions:
From net investment income	(1.05)	(0.59)	(0.65)	(0.64)	(0.56)
From net realized gain on investments	(4.33)	—	—	—	—

Total dividends and distributions	(5.38)	(0.59)	(0.65)	(0.64)	(0.56)

Net asset value at end of year	$51.22	$54.70	$49.35	$39.47	$35.12

Total investment return (b)	3.93%	12.09%	26.90%	14.23%	5.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	2.25%	1.44%	1.72%	1.57%
Net expenses	0.88%	0.89%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.88%	0.89%	0.91%	0.92%	0.93%
Portfolio turnover rate	76%	58%	50%	75%	74%
Net assets at end of year (in 000’s)	$900,795	$1,089,935	$965,386	$809,605	$725,422

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R1	2015	2014	2013	2012	2011
Net asset value at beginning of year	$54.73	$49.37	$39.49	$35.14	$33.91

Net investment income (loss) (a)	0.46	1.09	0.59	0.63	0.53
Net realized and unrealized gain (loss) on investments	1.39	4.81	9.90	4.33	1.22

Total from investment operations	1.85	5.90	10.49	4.96	1.75

Less dividends and distributions:
From net investment income	(1.00)	(0.54)	(0.61)	(0.61)	(0.52)
From net realized gain on investments	(4.33)	—	—	—	—

Total dividends and distributions	(5.33)	(0.54)	(0.61)	(0.61)	(0.52)

Net asset value at end of year	$51.25	$54.73	$49.37	$39.49	$35.14

Total investment return (b)	3.82%	11.97%	26.80%	14.13%	5.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	2.08%	1.32%	1.65%	1.47%
Net expenses	0.98%	0.99%	0.99%	0.99%	0.99%
Expenses (before waiver/reimbursement)	0.98%	0.99%	1.01%	1.02%	1.03%
Portfolio turnover rate	76%	58%	50%	75%	74%
Net assets at end of year (in 000’s)	$8,062	$10,434	$8,744	$4,658	$3,869

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$54.60	$49.27	$39.40	$35.08	$33.85

Net investment income (loss) (a)	0.33	1.04	0.47	0.47	0.44
Net realized and unrealized gain (loss) on investments	1.39	4.70	9.89	4.37	1.21

Total from investment operations	1.72	5.74	10.36	4.84	1.65

Less dividends and distributions:
From net investment income	(0.87)	(0.41)	(0.49)	(0.52)	(0.42)
From net realized gain on investments	(4.33)	—	—	—	—

Total dividends and distributions	(5.20)	(0.41)	(0.49)	(0.52)	(0.42)

Net asset value at end of year	$51.12	$54.60	$49.27	$39.40	$35.08

Total investment return (b)	3.56%	11.70%	26.44%	13.82%	4.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%	1.99%	1.05%	1.24%	1.22%
Net expenses	1.23%	1.24%	1.26%	1.27%	1.28%
Portfolio turnover rate	76%	58%	50%	75%	74%
Net assets at end of year (in 000’s)	$13,214	$15,618	$21,208	$12,618	$6,096

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$54.49	$49.16	$39.32	$35.04	$33.81

Net investment income (loss) (a)	0.20	0.91	0.38	0.43	0.33
Net realized and unrealized gain (loss) on investments	1.38	4.70	9.84	4.30	1.23

Total from investment operations	1.58	5.61	10.22	4.73	1.56

Less dividends and distributions:
From net investment income	(0.73)	(0.28)	(0.38)	(0.45)	(0.33)
From net realized gain on investments	(4.33)	—	—	—	—

Total dividends and distributions	(5.06)	(0.28)	(0.38)	(0.45)	(0.33)

Net asset value at end of year	$51.01	$54.49	$49.16	$39.32	$35.04

Total investment return (b)	3.30%	11.43%	26.11%	13.52%	4.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	1.75%	0.85%	1.15%	0.92%
Net expenses	1.48%	1.49%	1.51%	1.52%	1.53%
Portfolio turnover rate	76%	58%	50%	75%	74%
Net assets at end of year (in 000’s)	$2,940	$3,330	$3,452	$2,972	$2,864

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay ICAP Select Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–3.67%	9.52%	6.23%	1.23%
		Excluding sales charges	1.94	10.77	6.83	1.23
Investor Class Shares[4]	Maximum 5.5% I nitial Sales Charge	With sales charges	–3.84	9.29	6.06	1.35
		Excluding sales charges	1.76	10.54	6.66	1.35
Class B Shares[5]	Maximum 5% CDSC	With sales charges	–3.37	9.44	5.87	2.10
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	1.01	9.71	5.87	2.10
Class C Shares[3]	Maximum 1% CDSC	With sales charges	0.13	9.71	5.87	2.10
	if Redeemed Within One Year of Purchase	Excluding sales charges	1.01	9.71	5.87	2.10
Class I Shares	No Sales Charge		2.22	11.08	7.13	0.98
Class R1 Shares[3]	No Sales Charge		2.13	10.95	7.01	1.08
Class R2 Shares[3]	No Sales Charge		1.86	10.67	6.74	1.33
Class R3 Shares[3]	No Sales Charge		1.54	10.33	6.45	1.58
Class R6 Shares[6]	No Sales Charge		2.30	11.12	7.15	0.82

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.
4.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
5.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay ICAP Select Equity Fund

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[7]	0.53%	13.26%	6.75%
S&P 500® Index[8]	5.20	14.33	7.85
Average Lipper Large-Cap Core Fund[9]	3.35	12.68	7.02

Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.
7.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$976.70	$5.88	$1,019.30	$6.01

Investor Class Shares	$1,000.00	$975.70	$6.67	$1,018.50	$6.82

Class B Shares	$1,000.00	$972.10	$10.39	$1,014.70	$10.61

Class C Shares	$1,000.00	$972.10	$10.39	$1,014.70	$10.61

Class I Shares	$1,000.00	$978.10	$4.49	$1,020.70	$4.58

Class R1 Shares	$1,000.00	$977.50	$4.98	$1,020.20	$5.09

Class R2 Shares	$1,000.00	$976.10	$6.23	$1,018.90	$6.36

Class R3 Shares	$1,000.00	$974.70	$7.76	$1,017.30	$7.93

Class R6 Shares	$1,000.00	$978.20	$4.09	$1,021.10	$4.18

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.18% for Class A, 1.34% for Investor Class, 2.09% for Class B and Class C, 0.90% for Class I, 1.00% for Class R1, 1.25% for Class R2, 1.56% for Class R3 and 0.82% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

22	MainStay ICAP Select Equity Fund

Industry Composition as of October 31, 2015 (Unaudited)

Media	11.1%
Pharmaceuticals	10.8
Capital Markets	10.6
Oil, Gas & Consumable Fuels	8.0
Chemicals	5.9
Health Care Providers & Services	5.9
Consumer Finance	5.7
Health Care Equipment & Supplies	4.6
Household Durables	3.7
Technology Hardware, Storage & Peripherals	3.7
Software	3.6
Industrial Conglomerates	3.5

Auto Components	3.3%
Aerospace & Defense	3.2
Banks	3.2
Diversified Financial Services	3.1
Machinery	3.1
Hotels, Restaurants & Leisure	3.0
Real Estate Investment Trusts	1.5
Short-Term Investment	1.8
Other Assets, Less Liabilities	0.7

100.0%

See Portfolio of Investments beginning on page 26 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Allergan PLC

2.	Chevron Corp.

3.	Medtronic PLC

4.	Comcast Corp. Class A

5.	Ameriprise Financial, Inc.

6.	Monsanto Co.

7.	Northern Trust Corp.

8.	Apple, Inc.

9.	Whirlpool Corp.

10.	Oracle Corp.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 1.94% for Class A shares, 1.76% for Investor Class shares and 1.01% for Class B and Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 2.22%, Class R1 shares returned 2.13%, Class R2 shares returned 1.86%, Class R3 shares returned 1.54% and Class R6 shares returned 2.30%. For the 12 months ended October 31, 2015, all share classes outperformed the 0.53% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes underperformed the 5.20% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2015, all share classes underperformed the 3.35% return of the Average Lipper2 Large-Cap Core Fund. See page 20 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

During the reporting period, ICAP announced that effective September 30, 2016, Jerrold K. Senser will no longer serve as a portfolio manager of the Fund. Thomas M. Cole, Andrew P. Starr and Matthew T. Swanson will continue to manage the Fund.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Positive stock selection in the information technology and industrials sectors added to relative performance. Stock selection in the consumer discretionary and materials sectors, however, detracted from relative performance. The Fund benefited from an underweight position relative to the Russell 1000® Value Index in the energy sector (which underperformed the Index during the reporting period), but an underweight position in the financials sector (which outperformed the Index during the reporting period) detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were health care, energy and industrials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the health care and industrials sectors, while an underweight position in the energy sector added to performance in relation to the Index. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, materials and financials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were health care company Valeant Pharmaceuticals International, aerospace manufacturer Boeing and pharmaceutical company Pfizer. We viewed Valeant Pharmaceuticals International as a company with a unique, shareholder-friendly approach. The stock benefited from the integration of recent acquisition Bausch & Lomb, along with the market perception that Valeant had additional targets for the coming year. We sold the position as it neared our price target. Boeing saw strong delivery growth and production-cost improvement on the 787 Dreamliner, which enabled the company to generate dramatically higher free cash flow. Boeing was planning to return 80% of free cash flow to shareholders. The company increased its dividend by 25% in December 2014 and initiated a $12 billion share buyback program. With a free cash flow yield estimated around 9%, we viewed the stock as attractively valued. For the last several years, Pfizer has been restructuring its businesses and cutting research and development expenses in an effort to deploy capital more effectively. The company announced the acquisition of Hospira in the first quarter of 2015, which we believed might add to earnings. Pfizer also received positive news on its breast cancer drug Ibrance and continued to return cash to shareholders through dividends and share repurchases during the reporting period. We sold the position following a period of strength.

Primary detractors from the Fund’s absolute performance during the reporting period included cable network operator Viacom, seed technology company Monsanto and appliance manufacturer Whirlpool. Viacom suffered from declining advertising revenue and ratings. In addition, risks to affiliate-fee growth increased. For these reasons, we sold the Fund’s position in the stock. Weak conditions in Latin America and a decline in the Brazilian real weighed on Monsanto. We anticipated that growth in seeds and traits (modifications for crop enhancement) could exceed expectations, led by new product launches, an improved product mix and trait upgrades. Whirlpool faced weaker-than-expected Brazilian demand and was hurt by the strength of the U.S. dollar. Regions outside Latin America, including North

1.	See footnote on page 21 for more information on Lipper Inc.
2.	See footnote on page 21 for more information on this index.

24	MainStay ICAP Select Equity Fund

America, Europe and Asia, continued to do well. We believed that the stock could benefit if synergies materialized and raw material costs declined.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame. We initiated a new position in Ally Financial. Formerly a part of General Motors, Ally Financial now operates as an independent entity focused exclusively on U.S. auto lending. During the reporting period, the company’s returns were hampered by very high-cost financing that Ally Financial took out during the financial crisis. As the company continued to scale its online banking franchise, we believed that the company was progressing toward finalizing the clean-up of its capital structure in the next 12 to 18 months. If so, the move could enhance Ally Financial’s return on equity. The Fund also added a position in global integrated energy company Chevron. The stock had lagged because of low energy prices and a related projected free cash flow deficit. The company also faced risks to production volume growth associated with several large projects. With valuation near all-time lows on a number of metrics, we believed that Chevron could rein in capital expenditures and operating costs to improve its position.

During the reporting period, the Fund also sold data storage provider NetApp and automaker Ford Motor in favor of stocks that we believed had greater potential upside and stronger catalysts. The Fund sold Alphabet (formerly Google) following a period of strength.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the consumer discretionary and energy sectors. In the consumer discretionary sector, the Fund increased its already overweight position relative to the Index. In the energy sector, the Fund decreased the degree to which it was underweight relative to the Russell 1000® Value Index. During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in information technology and utilities. In information technology, the Fund moved from an overweight position to an underweight position relative to the Index. In the utilities sector, the Fund increased the degree to which it was underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer staples and utilities sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

25

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 97.5%†
Aerospace & Defense 3.2%
Boeing Co. (The)	848,950	$125,704,027

Auto Components 3.3%
Johnson Controls, Inc.	2,872,855	129,795,589

Banks 3.2%
Citigroup, Inc.	2,348,517	124,870,649

Capital Markets 10.6%
♦Ameriprise Financial, Inc.	1,309,705	151,087,569
Goldman Sachs Group, Inc. (The)	615,930	115,486,875
♦Northern Trust Corp.	2,116,151	148,955,869

		415,530,313

Chemicals 5.9%
♦Monsanto Co.	1,597,953	148,961,179
Mosaic Co. (The)	2,372,460	80,165,423

		229,126,602

Consumer Finance 5.7%
Ally Financial, Inc. (a)	4,984,780	99,296,817
American Express Co.	1,699,480	124,503,905

		223,800,722

Diversified Financial Services 3.1%
Intercontinental Exchange, Inc.	487,920	123,151,008

Health Care Equipment & Supplies 4.6%
♦Medtronic PLC	2,450,693	181,155,227

Health Care Providers & Services 5.9%
Express Scripts Holding Co. (a)	1,418,140	122,498,933
McKesson Corp.	596,300	106,618,440

		229,117,373

Hotels, Restaurants & Leisure 3.0%
Las Vegas Sands Corp.	2,341,600	115,932,616

Household Durables 3.7%
♦Whirlpool Corp.	900,165	144,152,423

Industrial Conglomerates 3.5%
General Electric Co.	4,668,955	135,026,179

Machinery 3.1%
Pentair PLC	2,173,870	121,562,810

	Shares	Value

Media 11.1%
♦Comcast Corp. Class A	2,577,910	$161,428,724
Grupo Televisa S.A.B., Sponsored ADR	2,709,270	78,948,128
Liberty Media Corp. Class C (a)	1,958,450	76,673,317
Omnicom Group, Inc.	1,552,930	116,345,516

		433,395,685

Oil, Gas & Consumable Fuels 8.0%
♦Chevron Corp.	2,210,056	200,849,889
Occidental Petroleum Corp.	1,529,070	113,976,878

		314,826,767

Pharmaceuticals 10.8%
♦Allergan PLC (a)	776,395	239,494,566
Mallinckrodt PLC (a)	839,705	55,143,427
Novartis A.G., Sponsored ADR	1,434,920	129,759,816

		424,397,809

Real Estate Investment Trusts 1.5%
American Tower Corp.	569,530	58,223,052

Software 3.6%
♦Oracle Corp.	3,625,260	140,805,098

Technology Hardware, Storage & Peripherals 3.7%
♦Apple, Inc.	1,220,060	145,797,170

Total Common Stocks (Cost $3,566,219,555)		3,816,371,119

	Principal Amount
Short-Term Investment 1.8%
Repurchase Agreement 1.8%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $72,317,362 (Collateralized by United States Treasury and Government Agency securities with rates between 1.25% and 1.75%, and maturity dates between 1/31/20 and 2/12/20, with a Principal Amount of $73,990,000 and a Market Value of $73,768,488)	$72,317,362	72,317,362

Total Short-Term Investment (Cost $72,317,362)		72,317,362

Total Investments (Cost $3,638,536,917) (b)	99.3%	3,888,688,481
Other Assets, Less Liabilities	0.7	25,547,560
Net Assets	100.0%	$3,914,236,041

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

26	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $3,654,895,900 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$372,491,476
Gross unrealized depreciation	(138,698,895)

Net unrealized appreciation	$233,792,581

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$3,816,371,119	$—	$—	$3,816,371,119
Short-Term Investment
Repurchase Agreement	—	72,317,362	—	72,317,362

Total Investments in Securities	$3,816,371,119	$72,317,362	$—	$3,888,688,481

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $3,638,536,917)	$3,888,688,481
Receivables:
Investment securities sold	96,160,613
Fund shares sold	4,776,412
Dividends and interest	3,606,204
Other assets	69,547

Total assets	3,993,301,257

Liabilities
Payables:
Investment securities purchased	69,982,839
Fund shares redeemed	5,022,354
Manager (See Note 3)	2,468,594
Transfer agent (See Note 3)	1,081,260
NYLIFE Distributors (See Note 3)	256,202
Shareholder communication	169,795
Professional fees	46,802
Trustees	9,281
Custodian	2,563
Accrued expenses	25,526

Total liabilities	79,065,216

Net assets	$3,914,236,041

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$86,635
Additional paid-in capital	3,062,875,137

3,062,961,772
Undistributed net investment income	1,060,741
Accumulated net realized gain (loss) on investments	600,061,964
Net unrealized appreciation (depreciation) on investments	250,151,564

Net assets	$3,914,236,041

Class A
Net assets applicable to outstanding shares	$494,896,826

Shares of beneficial interest outstanding	10,965,158

Net asset value per share outstanding	$45.13
Maximum sales charge (5.50% of offering price)	2.63

Maximum offering price per share outstanding	$47.76

Investor Class
Net assets applicable to outstanding shares	$180,956,239

Shares of beneficial interest outstanding	4,009,574

Net asset value per share outstanding	$45.13
Maximum sales charge (5.50% of offering price)	2.63

Maximum offering price per share outstanding	$47.76

Class B
Net assets applicable to outstanding shares	$39,320,701

Shares of beneficial interest outstanding	881,228

Net asset value and offering price per share outstanding	$44.62

Class C
Net assets applicable to outstanding shares	$90,167,237

Shares of beneficial interest outstanding	2,021,426

Net asset value and offering price per share outstanding	$44.61

Class I
Net assets applicable to outstanding shares	$2,977,223,877

Shares of beneficial interest outstanding	65,844,192

Net asset value and offering price per share outstanding	$45.22

Class R1
Net assets applicable to outstanding shares	$49,180,251

Shares of beneficial interest outstanding	1,087,198

Net asset value and offering price per share outstanding	$45.24

Class R2
Net assets applicable to outstanding shares	$18,561,818

Shares of beneficial interest outstanding	411,242

Net asset value and offering price per share outstanding	$45.14

Class R3
Net assets applicable to outstanding shares	$12,940,772

Shares of beneficial interest outstanding	287,155

Net asset value and offering price per share outstanding	$45.07

Class R6
Net assets applicable to outstanding shares	$50,988,320

Shares of beneficial interest outstanding	1,127,832

Net asset value and offering price per share outstanding	$45.21

28	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$80,672,563
Interest	2,706

Total income	80,675,269

Expenses
Manager (See Note 3)	35,053,966
Transfer agent (See Note 3)	6,600,778
Distribution/Service—Class A (See Note 3)	1,668,967
Distribution/Service—Investor Class (See Note 3)	463,696
Distribution/Service—Class B (See Note 3)	440,351
Distribution/Service—Class C (See Note 3)	998,918
Distribution/Service—Class R2 (See Note 3)	62,567
Distribution/Service—Class R3 (See Note 3)	64,795
Shareholder communication	359,215
Professional fees	221,361
Registration	213,180
Shareholder service (See Note 3)	87,677
Trustees	84,401
Custodian	45,387
Miscellaneous	105,624

Total expenses before waiver/reimbursement	46,470,883
Expense waiver/reimbursement from Manager (See Note 3)	(2,485,580)

Net expenses	43,985,303

Net investment income (loss)	36,689,966

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	734,934,536
Net change in unrealized appreciation (depreciation) on investments	(661,519,239)

Net realized and unrealized gain (loss) on investments	73,415,297

Net increase (decrease) in net assets resulting from operations	$110,105,263

(a)	Dividends recorded net of foreign withholding taxes in the amount of $83,540.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$36,689,966	$133,049,659
Net realized gain (loss) on investments	734,934,536	772,993,609
Net change in unrealized appreciation (depreciation) on investments	(661,519,239)	(352,983,811)

Net increase (decrease) in net assets resulting from operations	110,105,263	553,059,457

Dividends and distributions to shareholders:
From net investment income:
Class A	(17,292,159)	(7,925,918)
Investor Class	(3,944,454)	(1,513,117)
Class B	(701,014)	(21,125)
Class C	(1,624,108)	(46,291)
Class I	(84,239,596)	(47,397,446)
Class R1	(1,237,306)	(621,602)
Class R2	(571,788)	(266,530)
Class R3	(232,810)	(72,270)
Class R6	(2,754,403)	(613,461)

	(112,597,638)	(58,477,760)

From net realized gain on investments:
Class A	(93,563,698)	—
Investor Class	(22,074,808)	—
Class B	(5,420,836)	—
Class C	(12,469,628)	—
Class I	(395,355,549)	—
Class R1	(5,997,721)	—
Class R2	(3,100,515)	—
Class R3	(1,454,977)	—
Class R6	(11,434,597)	—

	(550,872,329)	—

Total dividends and distributions to shareholders	(663,469,967)	(58,477,760)

Capital share transactions:
Net proceeds from sale of shares (a)	678,456,246	1,153,078,426
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	629,373,884	55,882,205
Cost of shares redeemed	(1,707,413,859)	(1,909,740,906)

Increase (decrease) in net assets derived from capital share transactions	(399,583,729)	(700,780,275)

Net increase (decrease) in net assets	(952,948,433)	(206,198,578)

	2015	2014
Net Assets
Beginning of year	$4,867,184,474	$5,073,383,052

End of year	$3,914,236,041	$4,867,184,474

Undistributed net investment income at end of year	$1,060,741	$76,968,399

(a)	Includes in-kind purchases in the amount of $21,133,956 during the year ended October 31, 2014. (See Note 9)

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$51.47	$46.84	$37.41	$33.42	$33.07

Net investment income (loss)	0.30 (a)	1.16 (a)	0.51 (a)	0.54 (a)	0.46
Net realized and unrealized gain (loss) on investments	0.48	3.93	9.43	4.01	0.33

Total from investment operations	0.78	5.09	9.94	4.55	0.79

Less dividends and distributions:
From net investment income	(1.13)	(0.46)	(0.51)	(0.56)	(0.44)
From net realized gain on investments	(5.99)	—	—	—	—

Total dividends and distributions	(7.12)	(0.46)	(0.51)	(0.56)	(0.44)

Net asset value at end of year	$45.13	$51.47	$46.84	$37.41	$33.42

Total investment return (b)	1.94%	10.91%	26.73%	13.71%	2.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%	2.35%	1.20%	1.50%	1.33%
Net expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Expenses (before waiver/reimbursement)	1.22%	1.23%	1.23%	1.25%	1.21%
Portfolio turnover rate	86%	65%	55%	64%	71%
Net assets at end of year (in 000’s)	$494,897	$810,780	$831,352	$606,575	$542,404

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$51.46	$46.84	$37.41	$33.41	$33.06

Net investment income (loss)	0.23 (a)	1.08 (a)	0.43 (a)	0.46 (a)	0.38
Net realized and unrealized gain (loss) on investments	0.48	3.93	9.42	4.01	0.32

Total from investment operations	0.71	5.01	9.85	4.47	0.70

Less dividends and distributions:
From net investment income	(1.05)	(0.39)	(0.42)	(0.47)	(0.35)
From net realized gain on investments	(5.99)	—	—	—	—

Total dividends and distributions	(7.04)	(0.39)	(0.42)	(0.47)	(0.35)

Net asset value at end of year	$45.13	$51.46	$46.84	$37.41	$33.41

Total investment return (b)	1.76%	10.72%	26.46%	13.46%	2.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%	2.18%	1.02%	1.28%	1.08%
Net expenses	1.34%	1.35%	1.38%	1.43%	1.43%
Portfolio turnover rate	86%	65%	55%	64%	71%
Net assets at end of year (in 000’s)	$180,956	$190,461	$195,120	$177,880	$181,060

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015		2014	2013	2012	2011
Net asset value at beginning of year	$51.02		$46.44	$37.10	$33.15	$32.84

Net investment income (loss)	(0.12	)(a)	0.73 (a)	0.12 (a)	0.21 (a)	0.10
Net realized and unrealized gain (loss) on investments	0.49		3.87	9.33	3.95	0.34

Total from investment operations	0.37		4.60	9.45	4.16	0.44

Less dividends and distributions:
From net investment income	(0.78)		(0.02)	(0.11)	(0.21)	(0.13)
From net realized gain on investments	(5.99)		—	—	—	—

Total dividends and distributions	(6.77)		(0.02)	(0.11)	(0.21)	(0.13)

Net asset value at end of year	$44.62		$51.02	$46.44	$37.10	$33.15

Total investment return (b)	1.01%		9.91%	25.51%	12.60%	1.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25%)		1.48%	0.29%	0.59%	0.35%
Net expenses	2.09%		2.10%	2.13%	2.18%	2.18%
Portfolio turnover rate	86%		65%	55%	64%	71%
Net assets at end of year (in 000’s)	$39,321		$47,317	$51,682	$52,558	$64,649

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015		2014	2013	2012	2011
Net asset value at beginning of year	$51.01		$46.43	$37.10	$33.15	$32.84

Net investment income (loss)	(0.12	)(a)	0.70 (a)	0.11 (a)	0.19 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.49		3.90	9.33	3.97	0.33

Total from investment operations	0.37		4.60	9.44	4.16	0.45

Less dividends and distributions:
From net investment income	(0.78)		(0.02)	(0.11)	(0.21)	(0.14)
From net realized gain on investments	(5.99)		—	—	—	—

Total dividends and distributions	(6.77)		(0.02)	(0.11)	(0.21)	(0.14)

Net asset value at end of year	$44.61		$51.01	$46.43	$37.10	$33.15

Total investment return (b)	1.01%		9.91%	25.49%	12.60%	1.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25%)		1.43%	0.26%	0.53%	0.34%
Net expenses	2.09%		2.10%	2.13%	2.18%	2.18%
Portfolio turnover rate	86%		65%	55%	64%	71%
Net assets at end of year (in 000’s)	$90,167		$107,146	$109,501	$95,321	$95,887

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$51.56	$46.92	$37.48	$33.47	$33.12

Net investment income (loss)	0.44 (a)	1.31 (a)	0.63 (a)	0.65 (a)	0.55
Net realized and unrealized gain (loss) on investments	0.48	3.93	9.44	4.02	0.34

Total from investment operations	0.92	5.24	10.07	4.67	0.89

Less dividends and distributions:
From net investment income	(1.27)	(0.60)	(0.63)	(0.66)	(0.54)
From net realized gain on investments	(5.99)	—	—	—	—

Total dividends and distributions	(7.26)	(0.60)	(0.63)	(0.66)	(0.54)

Net asset value at end of year	$45.22	$51.56	$46.92	$37.48	$33.47

Total investment return (b)	2.22%	11.23%	27.06%	14.07%	2.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%	2.64%	1.48%	1.81%	1.61%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.97%	0.98%	0.98%	1.00%	0.96%
Portfolio turnover rate	86%	65%	55%	64%	71%
Net assets at end of year (in 000’s)	$2,977,224	$3,522,230	$3,810,280	$2,892,113	$2,702,189

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,
Class R1	2015	2014	2013	2012	2011
Net asset value at beginning of year	$51.57	$46.93	$37.49	$33.48	$33.13

Net investment income (loss)	0.40 (a)	1.28 (a)	0.59 (a)	0.59 (a)	0.51
Net realized and unrealized gain (loss) on investments	0.48	3.91	9.43	4.03	0.33

Total from investment operations	0.88	5.19	10.02	4.62	0.84

Less dividends and distributions:
From net investment income	(1.22)	(0.55)	(0.58)	(0.61)	(0.49)
From net realized gain on investments	(5.99)	—	—	—	—

Total dividends and distributions	(7.21)	(0.55)	(0.58)	(0.61)	(0.49)

Net asset value at end of year	$45.24	$51.57	$46.93	$37.49	$33.48

Total investment return (b)	2.13%	11.12%	26.92%	13.91%	2.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	2.59%	1.38%	1.64%	1.45%
Net expenses	1.00%	1.00%	1.00%	1.03%	1.06%
Expenses (before waiver/reimbursement)	1.07%	1.08%	1.08%	1.10%	1.06%
Portfolio turnover rate	86%	65%	55%	64%	71%
Net assets at end of year (in 000’s)	$49,180	$52,838	$33,886	$26,903	$20,156

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$51.47	$46.84	$37.41	$33.42	$33.07

Net investment income (loss)	0.27 (a)	1.14 (a)	0.49 (a)	0.52 (a)	0.40
Net realized and unrealized gain (loss) on investments	0.49	3.92	9.42	3.99	0.35

Total from investment operations	0.76	5.06	9.91	4.51	0.75

Less dividends and distributions:
From net investment income	(1.10)	(0.43)	(0.48)	(0.52)	(0.40)
From net realized gain on investments	(5.99)	—	—	—	—

Total dividends and distributions	(7.09)	(0.43)	(0.48)	(0.52)	(0.40)

Net asset value at end of year	$45.14	$51.47	$46.84	$37.41	$33.42

Total investment return (b)	1.86%	10.84%	26.64%	13.59%	2.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58%	2.30%	1.14%	1.44%	1.21%
Net expenses	1.25%	1.25%	1.25%	1.28%	1.31%
Expenses (before waiver/reimbursement)	1.32%	1.33%	1.33%	1.35%	1.31%
Portfolio turnover rate	86%	65%	55%	64%	71%
Net assets at end of year (in 000’s)	$18,562	$27,847	$27,817	$22,433	$21,933

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$51.39	$46.77	$37.36	$33.38	$33.02

Net investment income (loss)	0.13 (a)	0.97 (a)	0.36 (a)	0.40 (a)	0.34
Net realized and unrealized gain (loss) on investments	0.48	3.92	9.39	3.99	0.33

Total from investment operations	0.61	4.89	9.75	4.39	0.67

Less dividends and distributions:
From net investment income	(0.94)	(0.27)	(0.34)	(0.41)	(0.31)
From net realized gain on investments	(5.99)	—	—	—	—

Total dividends and distributions	(6.93)	(0.27)	(0.34)	(0.41)	(0.31)

Net asset value at end of year	$45.07	$51.39	$46.77	$37.36	$33.38

Total investment return (b)	1.54%	10.47%	26.20%	13.24%	1.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27%	1.95%	0.85%	1.10%	0.98%
Net expenses	1.57%	1.58%	1.58%	1.60%	1.56%
Portfolio turnover rate	86%	65%	55%	64%	71%
Net assets at end of year (in 000’s)	$12,941	$12,980	$13,717	$14,578	$13,291

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		June 17, 2013** through October 31,
Class R6	2015	2014	2013
Net asset value at beginning of period	$51.55	$46.92	$44.12

Net investment income (loss) (a)	0.48	0.68	0.18
Net realized and unrealized gain (loss) on investments	0.47	4.60	2.96

Total from investment operations	0.95	5.28	3.14

Less dividends and distributions:
From net investment income	(1.30)	(0.65)	(0.34)
From net realized gain on investments	(5.99)	—	—

Total dividends and distributions	(7.29)	(0.65)	(0.34)

Net asset value at end of period	$45.21	$51.55	$46.92

Total investment return (b)	2.30%	11.30%	7.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	1.35%	1.05	%††
Net expenses	0.82%	0.82%	0.81	%††
Portfolio turnover rate	86%	65%	55%
Net assets at end of period (in 000’s)	$50,988	$95,587	$27

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

MainStay ICAP International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.55 –4.29%	2.28 3.44%	3.12 3.71%	1.21 1.21%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.70 –4.44	2.14 3.30	2.99 3.58	1.35 1.35
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–6.07 –5.14	2.54 2.54	2.80 2.80	2.10 2.10
Class I Shares	No Sales Charge		–4.03	3.77	4.02	0.96
Class R1 Shares[3]	No Sales Charge		–4.11	3.67	3.91	1.06
Class R2 Shares[3]	No Sales Charge		–4.36	3.35	3.62	1.31
Class R3 Shares[3]	No Sales Charge		–4.60	3.08	3.35	1.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes would likely have been different.
4.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay ICAP International Fund

Benchmark Performance	One Year	Five Years	Ten Years
MSCI EAFE® Index[5]	–0.07%	4.81%	4.05%
Average Lipper International Large-Cap Core Fund[6]	–3.21	3.38	3.90

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper International Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

37

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$899.00	$5.84	$1,019.10	$6.21

Investor Class Shares	$1,000.00	$898.40	$6.51	$1,018.30	$6.92

Class C Shares	$1,000.00	$895.20	$10.08	$1,014.60	$10.71

Class I Shares	$1,000.00	$900.20	$4.55	$1,020.40	$4.84

Class R1 Shares	$1,000.00	$900.00	$5.03	$1,019.90	$5.35

Class R2 Shares	$1,000.00	$898.90	$6.22	$1,018.70	$6.61

Class R3 Shares	$1,000.00	$897.40	$7.51	$1,017.30	$7.98

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.22% for Class A, 1.36% for Investor Class, 2.11% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.30% for Class R2 and 1.57% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

38	MainStay ICAP International Fund

Country Composition as of October 31, 2015 (Unaudited)

Switzerland	16.3%
Germany	14.2
Japan	13.7
Netherlands	13.4
United Kingdom	11.8
France	8.0
Spain	3.8
Republic of Korea	3.4
Mexico	3.2

United States	3.2%
Israel	2.8
Hong Kong	2.1
Australia	1.8
Denmark	1.8
Thailand	0.4
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Novartis A.G. Registered

2.	Vodafone Group PLC, Sponsored ADR

3.	Mitsubishi Estate Co., Ltd.

4.	Total S.A.

5.	Merck KGaA
6.	Julius Baer Group, Ltd.

7.	Daiwa Securities Group, Inc.

8.	Samsung Electronics Co., Ltd., GDR

9.	Royal Bank of Scotland Group PLC

10.	Grupo Televisa S.A.B., Sponsored ADR

39

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and J. Christian Kirtley, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay ICAP International Fund returned –4.29% for Class A shares, –4.44% for Investor Class shares and –5.14% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned –4.03%, Class R1 shares returned –4.11%, Class R2 shares returned –4.36% and Class R3 shares returned –4.60%. For the 12 months ended October 31, 2015, all share classes underperformed the –0.07% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –3.21% return of the Average Lipper2 International Large-Cap Core Fund. See page 36 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective September 29, 2015, J. Christian Kirtley became a portfolio manager of the Fund and Matthew T. Swanson no longer serves as a portfolio manager of the Fund. During the reporting period, ICAP also announced that effective September 30, 2016, Jerrold K. Senser will no longer serve as a portfolio manager of the Fund. Thomas M. Cole, Andrew P. Starr and J. Christian Kirtley will continue to manage the Fund.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI EAFE® Index. Favorable stock selection in the materials and health care sectors added to the Fund’s relative performance. Stock selection in the industrials and consumer discretionary sectors, however, detracted from the Fund’s relative performance. The Fund benefited from having an overweight position relative to the MSCI EAFE® Index in the consumer discretionary sector (which outperperformed the Index during the reporting period), but an underweight position in the consumer staples sector (which also outperformed the Index during the reporting period) moderately detracted from the Fund’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were health care, materials and financials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in all three sectors. The sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were industrials, consumer discretionary and utilities. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were health care company Valeant Pharmaceuticals International, Japanese tire maker Bridgestone and Japanese telecommunication services company Nippon Telegraph & Telephone. We viewed Valeant Pharmaceuticals International as a company with a unique, shareholder-friendly approach. The stock benefited from the integration of recent acquisition Bausch & Lomb, along with the market perception that Valeant had additional targets for the coming year. We sold the position as it neared our price target. Falling raw material costs and a weaker yen helped margins and profits at Bridgestone, and the company remained committed to increasing its dividend payout. Results at Nippon Telegraph & Telephone were ahead of expectations, largely because of strong performance in the company’s wireless segment. Share repurchases and dividend increases continued during the reporting period, demonstrating that the company was returning significant levels of cash to shareholders. The Fund reduced its position in Bridgestone as the stock neared our price target.

Primary detractors from the Fund’s absolute performance during the reporting period included German power provider E.ON, French manufacturer of steel tubing for the oil & gas industry Vallourec and resort casino operator Sands China. E.ON’s stock was pressured by low power prices. The company also decided to retain its nuclear business and take an impairment charge rather than transfer the charge to Uniper, a company spin-off. Importantly, the corporate split moved forward as planned, leading us to believe that the split could unlock substantial value. We anticipated that management’s initiatives to pursue more asset sales and debt reduction could ultimately generate higher returns for shareholders. Vallourec’s results and outlook were hindered primarily by the company’s exposure to the energy sector. We sold the position to pursue other stocks that we viewed as more attractive because they had stronger investment catalysts. Sands China lagged as the recent anticorruption crackdown in China caused collateral damage to the Macau gaming industry. Wealthier Chinese stayed away from gambling, which particularly hurt the company’s VIP segment. We believed that the situation for Macau could be transitory, even though we were unable to pinpoint the timing of a recovery. In our view, the stock could benefit should the situation stabilize.

1.	See footnote on page 37 for more information on the MSCI EAFE® Index.
2.	See footnote on page 37 for more information on Lipper Inc.

40	MainStay ICAP International Fund

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame. We initiated a position in Sodexo, a French food services and facilities management company. Sodexo is the second-largest global player in two underpenetrated, capital-expenditure-light industries: catering and support services, and benefits and rewards. Sodexo’s business is made up of many small, long-term contracts with an extremely high retention rate (about 95% per annum). We found the stock attractively valued and believed that its growth may drive operating margins higher. We also initiated a position in Danish biotechnology company Genmab. The company has a promising biologic treatment, Daratumumab, for multiple myeloma, a cancer affecting plasma cells. We believed that the stock could benefit should the drug show success in trials and be added to the standard of care. The Fund also added a position in Royal Bank of Scotland Group. The company has been streamlining itself to become a U.K.-focused retail and commercial bank. We believed that management’s cost reduction and restructuring initiatives could free up significant levels of excess capital which may ultimately be returned to shareholders.

During the reporting period, we sold Japanese property and casualty insurer Tokio Marine and German-based diversified health care and chemical company Bayer. Both were sold in favor of stocks that we believed had greater potential upside and stronger catalysts.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the MSCI EAFE® Index in the materials and information technology sectors. In the materials sector, the Fund moved from an underweight position to one that is moderately overweight relative to the Index. In the information technology sector, the Fund increased its already overweight position relative to the Index. During the reporting period, the Fund decreased its weightings relative to the MSCI EAFE® Index in the industrials and telecommunication services sectors. In the industrials sector, the Fund moved from an overweight position to one that was underweight relative to the Index. In the telecommunication services sector, the Fund reduced the degree to which it was overweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the information technology and health care sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer staples and industrials sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 96.7%†
Australia 1.8%
Oil Search, Ltd. (Oil, Gas & Consumable Fuels)	6,222,060	$34,830,062

Denmark 1.8%
Genmab A/S (Biotechnology) (a)	358,440	35,355,940

France 8.0%
Pernod Ricard S.A. (Beverages)	333,980	39,370,402
Sodexo S.A. (Hotels, Restaurants & Leisure)	392,840	34,977,957
♦Total S.A. (Oil, Gas & Consumable Fuels)	1,637,270	79,479,738

		153,828,097

Germany 14.2%
Deutsche Bank A.G. Registered (Capital Markets)	1,999,770	56,009,745
E.ON S.E. (Multi-Utilities)	4,492,030	47,405,938
♦Merck KGaA (Pharmaceuticals)	788,830	77,054,442
SAP S.E. (Software)	750,050	59,286,100
Siemens A.G. Registered (Industrial Conglomerates)	319,800	32,177,638

		271,933,863

Hong Kong 2.1%
Sands China, Ltd. (Hotels, Restaurants & Leisure)	11,194,650	40,658,710

Israel 2.8%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	911,700	53,963,523

Japan 13.7%
Bridgestone Corp. (Auto Components)	1,617,750	60,007,036
♦Daiwa Securities Group, Inc. (Capital Markets)	9,596,700	66,175,636
Mitsubishi Corp. (Trading Companies & Distributors)	3,061,550	56,133,914
♦Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	3,707,250	80,092,821

		262,409,407

Mexico 3.2%
♦Grupo Televisa S.A.B., Sponsored ADR (Media)	2,126,680	61,971,455

Netherlands 13.4%
Akzo Nobel N.V. (Chemicals)	853,988	60,524,232
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	574,550	53,456,944

	Shares	Value

Netherlands (continued)
ING Groep N.V., CVA (Banks)	2,573,660	$37,456,718
Koninklijke DSM N.V. (Chemicals)	1,131,277	60,409,082
NN Group N.V. (Insurance)	1,443,348	45,345,678

		257,192,654

Republic of Korea 3.4%
♦Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	107,841	64,542,839

Spain 3.8%
Banco Popular Espanol S.A. (Banks)	9,175,642	34,971,931
Endesa S.A. (Electric Utilities)	1,692,400	37,686,226

		72,658,157

Switzerland 16.3%
ABB, Ltd. Registered (Electrical Equipment) (a)	3,155,200	59,563,996
♦Julius Baer Group, Ltd. (Capital Markets) (a)	1,518,110	75,440,906
LafargeHolcim, Ltd. Registered (Construction Materials) (a)	868,795	49,001,286
♦Novartis A.G. Registered (Pharmaceuticals)	1,051,650	95,594,873
Syngenta A.G. Registered (Chemicals)	96,890	32,621,774

		312,222,835

Thailand 0.4%
Intouch Holdings PCL Class F (Wireless Telecommunication Services)	3,262,700	6,879,947

United Kingdom 11.8%
AstraZeneca PLC (Pharmaceuticals)	638,320	40,842,317
Pearson PLC (Media)	1,865,260	24,772,290
♦Royal Bank of Scotland Group PLC (Banks) (a)	13,176,890	64,515,626
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	2,893,854	95,410,366

		225,540,599

Total Common Stocks (Cost $1,899,317,046)		1,853,988,088

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

42	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 3.2%
Repurchase Agreement 3.2%
United States 3.2%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $60,354,419 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 1/8/20, with a Principal Amount of $60,955,000 and a Market Value of $61,564,550) (Capital Markets)	$60,354,419	$60,354,419

Total Short-Term Investment (Cost $60,354,419)		60,354,419

Total Investments (Cost $1,959,671,465) (b)	99.9%	1,914,342,507
Other Assets, Less Liabilities	0.1	2,854,977
Net Assets	100.0%	$1,917,197,484

(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $1,976,662,027 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$97,265,292
Gross unrealized depreciation	(159,584,812)

Net unrealized depreciation	$(62,319,520)

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CVA—Company Voluntary Agreement

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,853,988,088	$—	$—	$1,853,988,088
Short-Term Investment
Repurchase Agreement	—	60,354,419	—	60,354,419

Total Investments in Securities	$1,853,988,088	$60,354,419	$—	$1,914,342,507

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments October 31, 2015 (continued)

The table below sets forth the diversification of MainStay ICAP International Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Auto Components	$60,007,036	3.1%
Banks	136,944,275	7.1
Beverages	39,370,402	2.1
Biotechnology	35,355,940	1.8
Capital Markets	257,980,706	13.5
Chemicals	153,555,088	8.0
Construction Materials	49,001,286	2.6
Electric Utilities	37,686,226	2.0
Electrical Equipment	59,563,996	3.1
Hotels, Restaurants & Leisure	75,636,667	3.9
Industrial Conglomerates	32,177,638	1.7
Insurance	45,345,678	2.4
Media	86,743,745	4.5
Multi-Utilities	47,405,938	2.5
Oil, Gas & Consumable Fuels	114,309,800	6.0
Pharmaceuticals	267,455,155	13.9
Real Estate Management & Development	80,092,821	4.2
Semiconductors & Semiconductor Equipment	53,456,944	2.8
Software	59,286,100	3.1
Technology Hardware, Storage & Peripherals	64,542,839	3.4
Trading Companies & Distributors	56,133,914	2.9
Wireless Telecommunication Services	102,290,313	5.3

	1,914,342,507	99.9
Other Assets, Less Liabilities	2,854,977	0.1

Net Assets	$1,917,197,484	100.0%

†	Percentages indicated are based on Fund net assets.

44	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $1,959,671,465)	$1,914,342,507
Receivables:
Investment securities sold	15,050,637
Dividends	5,529,622
Fund shares sold	2,271,256
Other assets	32,476

Total assets	1,937,226,498

Liabilities
Foreign currency overdraft	489
Payables:
Investment securities purchased	16,284,522
Fund shares redeemed	1,847,438
Manager (See Note 3)	1,259,557
Transfer agent (See Note 3)	414,454
Shareholder communication	110,409
NYLIFE Distributors (See Note 3)	41,212
Professional fees	37,067
Custodian	24,319
Trustees	4,504
Accrued expenses	5,043

Total liabilities	20,029,014

Net assets	$1,917,197,484

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$59,378
Additional paid-in capital	1,992,674,749

1,992,734,127
Undistributed net investment income	28,577,088
Accumulated net realized gain (loss) on investments and foreign currency transactions	(58,586,729)
Net unrealized appreciation (depreciation) on investments	(45,328,958)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(198,044)

Net assets	$1,917,197,484

Class A
Net assets applicable to outstanding shares	$56,710,001

Shares of beneficial interest outstanding	1,759,988

Net asset value per share outstanding	$32.22
Maximum sales charge (5.50% of offering price)	1.88

Maximum offering price per share outstanding	$34.10

Investor Class
Net assets applicable to outstanding shares	$9,151,498

Shares of beneficial interest outstanding	284,252

Net asset value per share outstanding (a)	$32.19
Maximum sales charge (5.50% of offering price)	1.87

Maximum offering price per share outstanding	$34.06

Class C
Net assets applicable to outstanding shares	$15,995,018

Shares of beneficial interest outstanding	507,454

Net asset value and offering price per share outstanding	$31.52

Class I
Net assets applicable to outstanding shares	$1,777,369,095

Shares of beneficial interest outstanding	55,023,236

Net asset value and offering price per share outstanding	$32.30

Class R1
Net assets applicable to outstanding shares	$2,030,459

Shares of beneficial interest outstanding	63,005

Net asset value and offering price per share outstanding	$32.23

Class R2
Net assets applicable to outstanding shares	$45,496,329

Shares of beneficial interest outstanding	1,413,518

Net asset value and offering price per share outstanding	$32.19

Class R3
Net assets applicable to outstanding shares	$10,445,084

Shares of beneficial interest outstanding	327,036

Net asset value and offering price per share outstanding	$31.94

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$50,679,298

Expenses
Manager (See Note 3)	16,406,104
Transfer agent (See Note 3)	2,554,233
Distribution/Service—Class A (See Note 3)	194,204
Distribution/Service—Investor Class (See Note 3)	22,800
Distribution/Service—Class C (See Note 3)	167,557
Distribution/Service—Class R2 (See Note 3)	122,121
Distribution/Service—Class R3 (See Note 3)	55,086
Custodian	283,698
Shareholder communication	228,597
Registration	196,307
Professional fees	148,439
Shareholder service (See Note 3)	62,156
Trustees	40,129
Miscellaneous	69,552

Total expenses before waiver/reimbursement	20,550,983
Expense waiver/reimbursement from Manager (See Note 3)	(386,742)

Net expenses	20,164,241

Net investment income (loss)	30,515,057

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	70,605,578
Foreign currency transactions	(1,493,116)

Net realized gain (loss) on investments and foreign currency transactions	69,112,462

Net change in unrealized appreciation (depreciation) on:
Investments	(181,784,386)
Translation of other assets and liabilities in foreign currencies	77,538

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(181,706,848)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(112,594,386)

Net increase (decrease) in net assets resulting from operations	$(82,079,329)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,229,240.

46	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$30,515,057	$62,563,517
Net realized gain (loss) on investments and foreign currency transactions	69,112,462	102,195,049
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(181,706,848)	(184,508,221)

Net increase (decrease) in net assets resulting from operations	(82,079,329)	(19,749,655)

Dividends to shareholders:
From net investment income:
Class A	(2,464,790)	(2,984,866)
Investor Class	(229,112)	(64,557)
Class C	(284,352)	(1,044)
Class I	(58,429,136)	(14,891,820)
Class R1	(67,920)	(13,718)
Class R2	(1,222,770)	(357,737)
Class R3	(236,891)	(54,427)

Total dividends to shareholders	(62,934,971)	(18,368,169)

Capital share transactions:
Net proceeds from sale of shares	563,755,038	1,139,993,435
Net asset value of shares issued to shareholders in reinvestment of dividends	61,578,552	18,116,392
Cost of shares redeemed	(693,497,195)	(835,951,139)

Increase (decrease) in net assets derived from capital share transactions	(68,163,605)	322,158,688

Net increase (decrease) in net assets	(213,177,905)	284,040,864

Net Assets
Beginning of year	2,130,375,389	1,846,334,525

End of year	$1,917,197,484	$2,130,375,389

Undistributed net investment income at end of year	$28,577,088	$62,490,118

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$34.61	$35.20	$28.49	$27.48	$29.18

Net investment income (loss)	0.44 (a)	1.25 (a)	0.44 (a)	0.55 (a)	0.50
Net realized and unrealized gain (loss) on investments	(1.91)	(1.55)	6.81	0.49	(1.67)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.49)	(0.31)	7.23	1.02	(1.20)

Less dividends:
From net investment income	(0.90)	(0.28)	(0.52)	(0.01)	(0.50)

Net asset value at end of year	$32.22	$34.61	$35.20	$28.49	$27.48

Total investment return (b)	(4.29%)	(0.89%)	25.75%	3.76%	(4.31%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	3.49%	1.40%	2.00%	1.77%
Net expenses	1.22%	1.21%	1.27%	1.31%	1.29%
Portfolio turnover rate	78%	56%	47%	74%	62%
Net assets at end of year (in 000’s)	$56,710	$95,712	$379,556	$240,403	$159,275

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$34.58	$35.16	$28.45	$27.46	$29.15

Net investment income (loss)	0.37 (a)	0.95 (a)	0.41 (a)	0.49 (a)	0.47
Net realized and unrealized gain (loss) on investments	(1.89)	(1.29)	6.79	0.52	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.54)	(0.35)	7.18	0.99	(1.25)

Less dividends:
From net investment income	(0.85)	(0.23)	(0.47)	—	(0.44)

Net asset value at end of year	$32.19	$34.58	$35.16	$28.45	$27.46

Total investment return (b)	(4.44%)	(1.00%)	25.60%	3.61%	(4.44%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%	2.68%	1.30%	1.78%	1.58%
Net expenses	1.36%	1.35%	1.39%	1.45%	1.44%
Portfolio turnover rate	78%	56%	47%	74%	62%
Net assets at end of year (in 000’s)	$9,151	$9,326	$9,968	$8,849	$9,864

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

48	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2015	2014	2013	2012		2011
Net asset value at beginning of year	$33.84	$34.44	$27.87	$27.11		$28.87

Net investment income (loss)	0.12 (a)	0.68 (a)	0.17 (a)	0.28	(a)	0.27
Net realized and unrealized gain (loss) on investments	(1.84)	(1.27)	6.67	0.50		(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.02)	(0.02)		(0.03)

Total from investment operations	(1.74)	(0.60)	6.82	0.76		(1.45)

Less dividends:
From net investment income	(0.58)	(0.00)‡	(0.25)	—		(0.31)

Net asset value at end of year	$31.52	$33.84	$34.44	$27.87		$27.11

Total investment return (b)	(5.14%)	(1.74%)	24.67%	2.80	%(c)	(5.16%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	1.95%	0.54%	1.05%		0.89%
Net expenses	2.11%	2.10%	2.14%	2.20%		2.19%
Portfolio turnover rate	78%	56%	47%	74%		62%
Net assets at end of year (in 000’s)	$15,995	$16,522	$17,386	$13,832		$15,931

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$34.79	$35.37	$28.63	$27.56	$29.26

Net investment income (loss)	0.52 (a)	1.02 (a)	0.54 (a)	0.64 (a)	0.60
Net realized and unrealized gain (loss) on investments	(1.91)	(1.23)	6.84	0.51	(1.67)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.41)	(0.22)	7.36	1.13	(1.10)

Less dividends:
From net investment income	(1.08)	(0.36)	(0.62)	(0.06)	(0.60)

Net asset value at end of year	$32.30	$34.79	$35.37	$28.63	$27.56

Total investment return (b)	(4.03%)	(0.61%)	26.16%	4.12%	(3.95%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	2.85%	1.69%	2.30%	2.10%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	0.97%	0.96%	1.02%	1.06%	1.04%
Portfolio turnover rate	78%	56%	47%	74%	62%
Net assets at end of year (in 000’s)	$1,777,369	$1,946,807	$1,374,470	$704,106	$685,355

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R1	2015	2014	2013	2012	2011
Net asset value at beginning of year	$34.71	$35.29	$28.57	$27.52	$29.22

Net investment income (loss)	0.48 (a)	0.99 (a)	0.50 (a)	0.64 (a)	0.54
Net realized and unrealized gain (loss) on investments	(1.89)	(1.23)	6.83	0.48	(1.64)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.43)	(0.25)	7.31	1.10	(1.13)

Less dividends:
From net investment income	(1.05)	(0.33)	(0.59)	(0.05)	(0.57)

Net asset value at end of year	$32.23	$34.71	$35.29	$28.57	$27.52

Total investment return (b)	(4.11%)	(0.73%)	26.05%	4.05%	(4.09%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	2.77%	1.55%	2.30%	1.61%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses (before waiver/reimbursement)	1.07%	1.06%	1.12%	1.16%	1.14%
Portfolio turnover rate	78%	56%	47%	74%	62%
Net assets at end of year (in 000’s)	$2,030	$2,270	$1,480	$590	$480

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$34.57	$35.14	$28.45	$27.45	$29.14

Net investment income (loss)	0.40 (a)	0.97 (a)	0.42 (a)	0.51 (a)	0.47
Net realized and unrealized gain (loss) on investments	(1.89)	(1.29)	6.78	0.51	(1.67)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.51)	(0.33)	7.18	1.00	(1.23)

Less dividends:
From net investment income	(0.87)	(0.24)	(0.49)	—	(0.46)

Net asset value at end of year	$32.19	$34.57	$35.14	$28.45	$27.45

Total investment return (b)	(4.36%)	(0.96%)	25.62%	3.64%	(4.37%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	2.74%	1.32%	1.85%	1.63%
Net expenses	1.30%	1.30%	1.38%	1.41%	1.40%
Expenses (before waiver/reimbursement)	1.32%	1.31%	1.38%	1.41%	1.40%
Portfolio turnover rate	78%	56%	47%	74%	62%
Net assets at end of year (in 000’s)	$45,496	$49,209	$51,496	$42,435	$37,081

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

50	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$34.29	$34.87	$28.24	$27.31	$29.01

Net investment income (loss)	0.31 (a)	0.88 (a)	0.34 (a)	0.44 (a)	0.40
Net realized and unrealized gain (loss) on investments	(1.87)	(1.29)	6.73	0.51	(1.68)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.02)	(0.02)	(0.03)

Total from investment operations	(1.58)	(0.42)	7.05	0.93	(1.31)

Less dividends:
From net investment income	(0.77)	(0.16)	(0.42)	—	(0.39)

Net asset value at end of year	$31.94	$34.29	$34.87	$28.24	$27.31

Total investment return (b)	(4.60%)	(1.24%)	25.30%	3.41%	(4.65%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	2.49%	1.08%	1.60%	1.37%
Net expenses	1.57%	1.56%	1.62%	1.66%	1.65%
Portfolio turnover rate	78%	56%	47%	74%	62%
Net assets at end of year (in 000’s)	$10,445	$10,529	$11,978	$11,023	$10,577

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganization of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Funds.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
December 31, 1994	MainStay ICAP Equity Fund
December 31, 1997	MainStay ICAP Select Equity Fund MainStay ICAP International Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Select Equity Fund offers nine classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation). Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009. Class R6 shares commenced operations on June 17, 2013.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates, than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each ICAP Fund is to seek total return.

Note 2–Significant Accounting Policies

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each ICAP Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the ICAP Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to each ICAP Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the ICAP Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valu-

52	MainStay ICAP Funds

ation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an ICAP Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each ICAP Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of each ICAP Fund’s assets and liabilities is included at the end of each ICAP Fund’s Portfolio of Investments.

The ICAP Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the ICAP Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the ICAP Funds that were fair valued in such a manner.

Certain securities held by the ICAP Funds may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2015, no foreign equity securities held by the ICAP Funds were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the

53

Notes to Financial Statements (continued)

valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each ICAP Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The ICAP Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The ICAP Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest.

The MainStay ICAP International Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The MainStay ICAP International Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. The MainStay ICAP International Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ICAP Funds, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that

54	MainStay ICAP Funds

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the ICAP Fund to the seller secured by the securities transferred to the respective ICAP Fund.

When the ICAP Funds invest in repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I)  Foreign Currency Transactions.  The ICAP Funds’ books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the lending agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds bear the risk of any loss on investment of the collateral. The ICAP Funds will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The ICAP Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds. During the year ended October 31, 2015, the ICAP Funds did not have any portfolio securities on loan.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants if such warrants are not exercised by the date of its expiration. The ICAP Funds are exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the ICAP Funds did not hold any rights or warrants.

(L)  Concentration of Risk.  The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by an ICAP Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

55

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. The ICAP Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the ICAP Funds. Institutional Capital LLC (“ICAP” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, each ICAP Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion.

During the year ended October 31, 2015, the effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80
MainStay ICAP International Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets:

Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class R1, 1.00%; and Class R2, 1.25%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP International Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2015, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees Earned	Fees Waived/ Reimbursed
MainStay ICAP Equity Fund	$8,513,557	$—
MainStay ICAP Select Equity Fund	35,053,966	2,485,580
MainStay ICAP International Fund	16,406,104	386,742

State Street provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

56	MainStay ICAP Funds

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2015, shareholder service fees incurred by each ICAP Fund were as follows:

MainStay ICAP Equity Fund
Class R1	$9,166
Class R2	14,586
Class R3	3,225

MainStay ICAP Select Equity Fund
Class R1	$49,691
Class R2	25,027
Class R3	12,959

MainStay ICAP International Fund
Class R1	$2,291
Class R2	48,848
Class R3	11,017

(C)  Sales Charges.  During the year ended October 31, 2015, the ICAP Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay ICAP Equity Fund
Class A	$11,648
Investor Class	4,593

MainStay ICAP Select Equity Fund
Class A	$34,868
Investor Class	18,023

MainStay ICAP International Fund
Class A	$9,651
Investor Class	2,532

During the year ended October 31, 2015, the ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay ICAP Equity Fund
Class A	$78
Class C	1,706

MainStay ICAP Select Equity Fund
Class A	$15,014
Investor Class	1,792
Class B	46,435
Class C	3,765

MainStay ICAP International Fund
Class A	$391
Class C	735

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the ICAP Funds were as follows:

MainStay ICAP Equity Fund
Class A	$26,139
Investor Class	35,906
Class C	35,124
Class I	537,967
Class R1	5,117
Class R2	8,152
Class R3	1,796

57

Notes to Financial Statements (continued)

MainStay ICAP Select Equity Fund
Class A	$966,765
Investor Class	501,378
Class B	119,026
Class C	270,035
Class I	4,616,605
Class R1	71,960
Class R2	36,242
Class R3	18,767

MainStay ICAP International Fund
Class A	$95,105
Investor Class	24,013
Class C	44,095
Class I	2,314,666
Class R1	2,814
Class R2	60,002
Class R3	13,538

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the ICAP Funds with values and percentages of net assets as follows:

MainStay ICAP Equity Fund
Class I	$90,821,644	10.1%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay ICAP Equity Fund	$36,455,396	$131,012,423	$—	$85,278,348	$252,746,167
MainStay ICAP Select Equity Fund	159,119,610	458,362,078	—	233,792,581	851,274,269
MainStay ICAP International Fund	28,855,736	(41,596,167)	(278,648)	(62,517,564)	(75,536,643)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay ICAP Equity Fund	$(34,085)	$(19,666,478)	$19,700,563
MainStay ICAP Select Equity Fund	14	(84,044,813)	84,044,799
MainStay ICAP International Fund	(1,493,116)	1,493,116	—

The reclassifications for the ICAP Funds are primarily due to foreign currency gain (loss), in-kind redemptions and distributions in connection with redemption of fund shares.

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay ICAP Select Equity Fund

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $14,900,958 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$14,433 468	$	— —
Total	$14,901		$—

58	MainStay ICAP Funds

The MainStay ICAP Select Equity Fund utilized $15,331,800 of capital loss carryforwards during the year ended October 31, 2015.

MainStay ICAP International Fund

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $41,596,167 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$41,596	$—

The MainStay ICAP International Fund utilized $75,480,947 of capital loss carryforwards during the year ended October 31, 2015.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015			2014
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$21,071,149	$90,307,364	$111,378,513	$12,679,493	$—	$12,679,493
MainStay ICAP Select Equity Fund	112,597,638	550,872,329	663,469,967	58,477,760	—	58,477,760
MainStay ICAP International Fund	62,934,971	—	62,934,971	18,368,169	—	18,368,169

Note 5–Custodian

State Street is the custodian of cash and securities held by the ICAP Funds. Custodial fees are charged to each ICAP Fund based on the ICAP Fund’s net assets and/or the market value of securities held by each ICAP Fund and the number of certain cash transactions incurred by each ICAP Fund.

Note 6–Line of Credit

The ICAP Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the ICAP Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the ICAP Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the ICAP Funds under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were as follows:

	Other
	Purchases	Sales
MainStay ICAP Equity Fund	$794,876	$1,003,116
MainStay ICAP Select Equity Fund	3,685,982	4,708,964
MainStay ICAP International Fund	1,559,334	1,688,109

59

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

MainStay ICAP Equity Fund

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	154,864	$8,032,637
Shares issued to shareholders in reinvestment of dividends and distributions	92,624	4,562,543
Shares redeemed	(236,136)	(12,126,498)

Net increase (decrease) in shares outstanding before conversion	11,352	468,682
Shares converted into Class A (See Note 1)	16,605	883,666
Shares converted from Class A (See Note 1)	(19,112)	(918,541)

Net increase (decrease)	8,845	$433,807

Year ended October 31, 2014:
Shares sold	205,201	$10,685,331
Shares issued to shareholders in reinvestment of dividends and distributions	7,632	401,554
Shares redeemed	(260,384)	(13,615,845)

Net increase (decrease) in shares outstanding before conversion	(47,551)	(2,528,960)
Shares converted into Class A (See Note 1)	20,221	1,059,449
Shares converted from Class A (See Note 1)	(3,757)	(200,789)

Net increase (decrease)	(31,087)	$(1,670,300)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	36,748	$1,903,612
Shares issued to shareholders in reinvestment of dividends and distributions	27,608	1,357,850
Shares redeemed	(52,986)	(2,686,727)

Net increase (decrease) in shares outstanding before conversion	11,370	574,735
Shares converted into Investor Class (See Note 1)	19,152	918,541
Shares converted from Investor Class (See Note 1)	(16,638)	(883,666)

Net increase (decrease)	13,884	$609,610

Year ended October 31, 2014:
Shares sold	46,341	$2,448,020
Shares issued to shareholders in reinvestment of dividends and distributions	1,867	98,054
Shares redeemed	(50,603)	(2,676,857)

Net increase (decrease) in shares outstanding before conversion	(2,395)	(130,783)
Shares converted into Investor Class (See Note 1)	3,764	200,789
Shares converted from Investor Class (See Note 1)	(20,253)	(1,059,449)

Net increase (decrease)	(18,884)	$(989,443)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	73,779	$3,807,591
Shares issued to shareholders in reinvestment of dividends and distributions	20,249	983,489
Shares redeemed	(95,418)	(4,865,632)

Net increase (decrease)	(1,390)	$(74,552)

Year ended October 31, 2014:
Shares sold	56,520	$2,927,549
Shares issued to shareholders in reinvestment of dividends and distributions	57	2,922
Shares redeemed	(38,226)	(1,988,031)

Net increase (decrease)	18,351	$942,440

Class I	Shares	Amount
Year ended October 31, 2015 (a):
Shares sold	2,635,902	$135,414,573
Shares issued to shareholders in reinvestment of dividends and distributions	2,001,329	98,755,547
Shares redeemed	(6,974,546)	(364,116,594)

Net increase (decrease)	(2,337,315)	$(129,946,474)

Year ended October 31, 2014:
Shares sold	5,098,598	$267,945,973
Shares issued to shareholders in reinvestment of dividends and distributions	219,706	11,596,677
Shares redeemed	(4,955,356)	(261,698,708)

Net increase (decrease)	362,948	$17,843,942

(a)	Includes the redemption of 947,509 shares through an in-kind transfer of securities in the amount of $19,718,366. (See Note 9)

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	33,408	$1,725,589
Shares issued to shareholders in reinvestment of dividends and distributions	18,051	891,496
Shares redeemed	(84,800)	(4,464,258)

Net increase (decrease)	(33,341)	$(1,847,173)

Year ended October 31, 2014:
Shares sold	53,253	$2,814,437
Shares issued to shareholders in reinvestment of dividends and distributions	1,892	99,923
Shares redeemed	(41,593)	(2,202,640)

Net increase (decrease)	13,552	$711,720

60	MainStay ICAP Funds

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	71,650	$3,681,906
Shares issued to shareholders in reinvestment of dividends and distributions	27,974	1,377,793
Shares redeemed	(127,186)	(6,543,365)

Net increase (decrease)	(27,562)	$(1,483,666)

Year ended October 31, 2014:
Shares sold	80,005	$4,184,964
Shares issued to shareholders in reinvestment of dividends and distributions	2,118	111,394
Shares redeemed	(226,573)	(11,902,247)

Net increase (decrease)	(144,450)	$(7,605,889)

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	18,611	$942,232
Shares issued to shareholders in reinvestment of dividends and distributions	6,133	301,384
Shares redeemed	(28,239)	(1,473,855)

Net increase (decrease)	(3,495)	$(230,239)

Year ended October 31, 2014:
Shares sold	14,814	$765,970
Shares issued to shareholders in reinvestment of dividends and distributions	385	20,186
Shares redeemed	(24,287)	(1,283,144)

Net increase (decrease)	(9,088)	$(496,988)

MainStay ICAP Select Equity Fund

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,058,910	$96,109,479
Shares issued to shareholders in reinvestment of dividends and distributions	2,161,330	95,288,730
Shares redeemed	(9,066,550)	(424,424,788)

Net increase (decrease) in shares outstanding before conversion	(4,846,310)	(233,026,579)
Shares converted into Class A (See Note 1)	256,581	12,059,521
Shares converted from Class A (See Note 1)	(198,517)	(8,382,160)

Net increase (decrease)	(4,788,246)	$(229,349,218)

Year ended October 31, 2014:
Shares sold	2,992,636	$147,791,908
Shares issued to shareholders in reinvestment of dividends and distributions	139,875	6,947,440
Shares redeemed	(5,463,562)	(272,164,410)

Net increase (decrease) in shares outstanding before conversion	(2,331,051)	(117,425,062)
Shares converted into Class A (See Note 1)	372,824	18,527,847
Shares converted from Class A (See Note 1)	(38,207)	(1,908,328)

Net increase (decrease)	(1,996,434)	$(100,805,543)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	146,253	$6,766,653
Shares issued to shareholders in reinvestment of dividends and distributions	588,282	25,937,482
Shares redeemed	(497,394)	(23,047,422)

Net increase (decrease) in shares outstanding before conversion	237,141	9,656,713
Shares converted into Investor Class (See Note 1)	299,967	13,149,744
Shares converted from Investor Class (See Note 1)	(228,691)	(10,775,649)

Net increase (decrease)	308,417	$12,030,808

Year ended October 31, 2014:
Shares sold	168,695	$8,318,518
Shares issued to shareholders in reinvestment of dividends and distributions	30,326	1,506,195
Shares redeemed	(478,123)	(23,674,959)

Net increase (decrease) in shares outstanding before conversion	(279,102)	(13,850,246)
Shares converted into Investor Class (See Note 1)	154,201	7,688,976
Shares converted from Investor Class (See Note 1)	(339,864)	(16,896,382)

Net increase (decrease)	(464,765)	$(23,057,652)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	89,490	$4,098,631
Shares issued to shareholders in reinvestment of dividends and distributions	136,762	5,973,751
Shares redeemed	(141,797)	(6,493,092)

Net increase (decrease) in shares outstanding before conversion	84,455	3,579,290
Shares converted from Class B (See Note 1)	(130,680)	(6,051,456)

Net increase (decrease)	(46,225)	$(2,472,166)

Year ended October 31, 2014:
Shares sold	102,798	$5,025,119
Shares issued to shareholders in reinvestment of dividends and distributions	432	20,738
Shares redeemed	(138,239)	(6,791,703)

Net increase (decrease) in shares outstanding before conversion	(35,009)	(1,745,846)
Shares converted from Class B (See Note 1)	(150,396)	(7,412,113)

Net increase (decrease)	(185,405)	$(9,157,959)

61

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	211,231	$9,570,901
Shares issued to shareholders in reinvestment of dividends and distributions	231,124	10,093,192
Shares redeemed	(521,582)	(23,894,771)

Net increase (decrease)	(79,227)	$(4,230,678)

Year ended October 31, 2014:
Shares sold	166,636	$8,112,862
Shares issued to shareholders in reinvestment of dividends and distributions	667	32,010
Shares redeemed	(424,969)	(20,871,292)

Net increase (decrease)	(257,666)	$(12,726,420)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	10,715,728	$495,638,308
Shares issued to shareholders in reinvestment of dividends and distributions	10,545,380	465,695,479
Shares redeemed	(23,733,792)	(1,108,352,923)

Net increase (decrease)	(2,472,684)	$(147,019,136)

Year ended October 31, 2014 (a):
Shares sold	16,880,998	$836,145,722
Shares issued to shareholders in reinvestment of dividends and distributions	920,903	45,826,013
Shares redeemed	(30,693,898)	(1,540,839,520)

Net increase (decrease)	(12,891,997)	$(658,867,785)

(a)	Includes the purchase of 436,021 shares through an in-kind transfer of securities in the amount of $21,133,956. (See Note 9)

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	185,625	$8,631,495
Shares issued to shareholders in reinvestment of dividends and distributions	163,523	7,225,827
Shares redeemed	(286,567)	(13,679,374)

Net increase (decrease)	62,581	$2,177,948

Year ended October 31, 2014:
Shares sold	630,210	$30,632,179
Shares issued to shareholders in reinvestment of dividends and distributions	12,479	620,671
Shares redeemed	(340,084)	(16,825,403)

Net increase (decrease)	302,605	$14,427,447

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	37,334	$1,724,286
Shares issued to shareholders in reinvestment of dividends and distributions	76,562	3,376,198
Shares redeemed	(243,678)	(11,165,357)

Net increase (decrease)	(129,782)	$(6,064,873)

Year ended October 31, 2014:
Shares sold	225,724	$10,990,739
Shares issued to shareholders in reinvestment of dividends and distributions	5,027	249,111
Shares redeemed	(283,663)	(13,969,889)

Net increase (decrease)	(52,912)	$(2,730,039)

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	61,928	$2,871,461
Shares issued to shareholders in reinvestment of dividends and distributions	36,212	1,594,225
Shares redeemed	(63,581)	(2,997,153)

Net increase (decrease)	34,559	$1,468,533

Year ended October 31, 2014:
Shares sold	50,717	$2,516,497
Shares issued to shareholders in reinvestment of dividends and distributions	1,344	66,566
Shares redeemed	(92,752)	(4,585,594)

Net increase (decrease)	(40,691)	$(2,002,531)

Class R6	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,144,114	$53,045,032
Shares issued to shareholders in reinvestment of dividends and distributions	321,294	14,189,000
Shares redeemed	(2,191,841)	(93,358,979)

Net increase (decrease)	(726,433)	$(26,124,947)

Year ended October 31, 2014:
Shares sold	2,040,355	$103,544,882
Shares issued to shareholders in reinvestment of dividends and distributions	12,099	613,461
Shares redeemed	(198,760)	(10,018,136)

Net increase (decrease)	1,853,694	$94,140,207

62	MainStay ICAP Funds

MainStay ICAP International Fund

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	537,642	$18,341,233
Shares issued to shareholders in reinvestment of dividends and distributions	71,373	2,294,653
Shares redeemed	(1,596,651)	(55,859,150)

Net increase (decrease) in shares outstanding before conversion	(987,636)	(35,223,264)
Shares converted into Class A (See Note 1)	13,568	480,722
Shares converted from Class A (See Note 1)	(31,283)	(957,998)

Net increase (decrease)	(1,005,351)	$(35,700,540)

Year ended October 31, 2014:
Shares sold	2,702,708	$96,090,585
Shares issued to shareholders in reinvestment of dividends and distributions	83,984	2,912,552
Shares redeemed	(10,814,783)	(393,388,175)

Net increase (decrease) in shares outstanding before conversion	(8,028,091)	(294,385,038)
Shares converted into Class A (See Note 1)	21,642	779,124
Shares converted from Class A (See Note 1)	(12,279)	(435,653)

Net increase (decrease)	(8,018,728)	$(294,041,567)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	32,072	$1,093,611
Shares issued to shareholders in reinvestment of dividends and distributions	7,096	228,273
Shares redeemed	(42,377)	(1,434,626)

Net increase (decrease) in shares outstanding before conversion	(3,209)	(112,742)
Shares converted into Investor Class (See Note 1)	31,303	957,998
Shares converted from Investor Class (See Note 1)	(13,572)	(480,722)

Net increase (decrease)	14,522	$364,534

Year ended October 31, 2014:
Shares sold	33,764	$1,201,110
Shares issued to shareholders in reinvestment of dividends and distributions	1,848	64,125
Shares redeemed	(40,063)	(1,426,002)

Net increase (decrease) in shares outstanding before conversion	(4,451)	(160,767)
Shares converted into Investor Class (See Note 1)	12,287	435,653
Shares converted from Investor Class (See Note 1)	(21,650)	(779,124)

Net increase (decrease)	(13,814)	$(504,238)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	76,722	$2,603,149
Shares issued to shareholders in reinvestment of dividends and distributions	8,222	260,638
Shares redeemed	(65,772)	(2,170,123)

Net increase (decrease)	19,172	$693,664

Year ended October 31, 2014:
Shares sold	88,298	$3,057,048
Shares issued to shareholders in reinvestment of dividends and distributions	28	954
Shares redeemed	(104,890)	(3,674,514)

Net increase (decrease)	(16,564)	$(616,512)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	15,336,630	$521,366,559
Shares issued to shareholders in reinvestment of dividends and distributions	1,786,894	57,466,501
Shares redeemed	(18,054,554)	(612,572,189)

Net increase (decrease)	(931,030)	$(33,739,129)

Year ended October 31, 2014:
Shares sold	28,346,227	$1,022,521,715
Shares issued to shareholders in reinvestment of dividends and distributions	424,342	14,758,600
Shares redeemed	(11,679,418)	(417,951,037)

Net increase (decrease)	17,091,151	$619,329,278

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	10,955	$384,798
Shares issued to shareholders in reinvestment of dividends and distributions	1,884	60,494
Shares redeemed	(15,231)	(498,858)

Net increase (decrease)	(2,392)	$(53,566)

Year ended October 31, 2014:
Shares sold	39,320	$1,413,549
Shares issued to shareholders in reinvestment of dividends and distributions	327	11,353
Shares redeemed	(16,187)	(589,955)

Net increase (decrease)	23,460	$834,947

63

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	444,455	$15,117,660
Shares issued to shareholders in reinvestment of dividends and distributions	33,230	1,068,009
Shares redeemed	(487,752)	(16,539,804)

Net increase (decrease)	(10,067)	$(354,135)

Year ended October 31, 2014:
Shares sold	341,234	$12,102,163
Shares issued to shareholders in reinvestment of dividends and distributions	9,304	322,474
Shares redeemed	(392,251)	(13,994,829)

Net increase (decrease)	(41,713)	$(1,570,192)

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	143,746	$4,848,028
Shares issued to shareholders in reinvestment of dividends and distributions	6,255	199,984
Shares redeemed	(129,987)	(4,422,445)

Net increase (decrease)	20,014	$625,567

Year ended October 31, 2014:
Shares sold	101,800	$3,607,265
Shares issued to shareholders in reinvestment of dividends and distributions	1,345	46,334
Shares redeemed	(139,603)	(4,926,627)

Net increase (decrease)	(36,458)	$(1,273,028)

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2015, the MainStay ICAP Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
11/21/14	947,509	$19,718,366	$536,159

During the year ended October 31, 2014, the MainStay ICAP Select Equity Fund received shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Value
11/21/13	436,021	$21,133,956

Note 10–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

64	MainStay ICAP Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP International Fund (each a “Fund” and collectively, the “Funds”), three of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP International Fund of MainStay Funds Trust as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

65

Federal Income Tax Information

(Unaudited)

The ICAP Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the ICAP Funds during such fiscal years. Accordingly, the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund paid long term capital gain distributions of $105,684,838 and $613,875,549, respectively.

For the fiscal year ended October 31, 2015, the ICAP Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates:

MainStay ICAP Equity Fund	$16,484,930
MainStay ICAP Select Equity Fund	90,120,299
MainStay ICAP International Fund	67,324,244

The dividends paid by the following ICAP Funds during the fiscal year ended October 31, 2015 should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction:

DRD%
MainStay ICAP Equity Fund	56.0%
MainStay ICAP Select Equity Fund	61.5

In accordance with federal tax law, the MainStay ICAP International Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2015:

•	the total amount of taxes paid to foreign countries was $4,389,273.

•	the total amount of income sourced from foreign countries was $54,908,538.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with form 1099-DIV, which will be mailed during February 2016.

In February 2016, shareholders will receive IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the ICAP Funds’ fiscal year end October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

66	MainStay ICAP Funds

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

67

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

68	MainStay ICAP Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

69

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

70	MainStay ICAP Funds

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

71

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673403 MS291-15	MSIC11-12/15 (NYLIM) NL238

MainStay Epoch U.S. All Cap Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Table of Contents

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	13

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	25

Federal Income Tax Information	26

Proxy Voting Policies and Procedures and Proxy Voting Record	26

Shareholder Reports and Quarterly Portfolio Disclosure	26

Board of Trustees, Officers and Advisory Board Members	27

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.72 4.00%	11.31 12.58%	5.96 6.56%	1.13 1.13%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.08 3.62	10.85 12.12	5.63 6.23	1.49 1.49
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.79 2.85	11.03 11.29	5.43 5.43	2.24 2.24
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.96 2.88	11.29 11.29	5.43 5.43	2.24 2.24
Class I Shares	No Sales Charge		4.24	12.84	6.92	0.88

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[4]	4.49%	14.14%	7.94%
Average Lipper Multi-Cap Core Fund[5]	2.31	12.09	6.87

4.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$978.00	$5.68	$1,019.50	$5.80

Investor Class Shares	$1,000.00	$975.80	$7.27	$1,017.80	$7.43

Class B Shares	$1,000.00	$972.30	$10.99	$1,014.10	$11.22

Class C Shares	$1,000.00	$972.80	$10.99	$1,014.10	$11.22

Class I Shares	$1,000.00	$979.10	$4.44	$1,020.70	$4.53

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.14% for Class A, 1.46% for Investor Class, 2.21% for Class B and Class C and 0.89% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

Software	7.3%
Aerospace & Defense	7.1
Capital Markets	7.0
Banks	6.9
Technology Hardware, Storage & Peripherals	6.1
IT Services	6.0
Health Care Providers & Services	4.3
Oil, Gas & Consumable Fuels	4.3
Biotechnology	4.2
Insurance	4.0
Specialty Retail	4.0
Semiconductors & Semiconductor Equipment	2.8
Chemicals	2.7
Diversified Financial Services	2.7
Auto Components	2.6
Machinery	2.5
Industrial Conglomerates	2.2
Pharmaceuticals	2.2

Internet Software & Services	2.1%
Media	1.9
Beverages	1.7
Food & Staples Retailing	1.7
Health Care Equipment & Supplies	1.6
Commercial Services & Supplies	1.2
Containers & Packaging	1.2
Distributors	1.2
Multi-Utilities	1.2
Consumer Finance	1.0
Diversified Telecommunication Services	0.9
Multiline Retail	0.8
Construction & Engineering	0.7
Short-Term Investment	3.4
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Visa, Inc. Class A

4.	Boeing Co. (The)

5.	American International Group, Inc.
6.	UnitedHealth Group, Inc.

7.	Oracle Corp.

8.	General Electric Co.

9.	Allergan PLC

10.	Alphabet, Inc. (Google) Class C

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 4.00% for Class A shares, 3.62% for Investor Class shares, 2.85% for Class B shares and 2.88% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 4.24%. For the 12 months ended October 31, 2015, all share classes underperformed the 4.49% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 2.31% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The most significant positive contributions to the Fund’s performance relative to the Russell 3000® Index came from stock selection in the industrials and materials sectors, as well as an underweight position relative to the Index in the health care sector. (Contributions take weightings and total returns into account.) Stock selection made the consumer discretionary and telecommunication services sectors the most significant detractors from the Fund’s relative performance. In a rising market, the Fund’s cash position also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest positive contributions to the Fund’s absolute performance were IT services company Visa, aerospace & defense company Boeing, and health care providers & services company UnitedHealth Group. Shares of Visa rose after the company reported better-than-expected volumes and related sales growth during the reporting period. Management also raised its full-year guidance for revenue and earnings. Boeing’s shares continued to benefit from secular tailwinds, including an active and ongoing commercial aviation replacement cycle and increasing emerging-market demand for new aircraft. As of the end of the reporting period, the company had a $502 billion backlog in new plane orders, which we believed could provide strong revenue visibility for several years. UnitedHealth Group reported better-than-expected growth in revenue and earnings during the reporting period. The company also reaffirmed its guidance for 8% revenue growth in 2015 and announced a merger agreement with pharmacy benefit management company Catamaran. This news was received positively by investors because of the importance of economies of scale in the pharmacy benefit management industry.

Among the stocks that detracted the most from the Fund’s absolute performance during the reporting period were technology hardware, storage & peripherals company Seagate Technology; energy equipment & services company National Oilwell Varco; and telecommunication services company CenturyLink. Seagate Technology’s shares declined after the company reported revenue growth and earnings that were slightly below expectations. During the reporting period, the company also lowered its forward guidance for revenue. National Oilwell Varco shares declined in concert with the general decline in the energy sector during the reporting period. National Oilwell Varco has a significant backlog of orders that we believe should provide a cushion in the short run as its customers adjust to sharply lower oil prices. The company does, however, have challenging exposure to deep-water drilling and Brazilian energy markets. After thorough review, National Oilwell Varco was eliminated from the Fund in the first quarter of 2015. Shares of CenturyLink—a provider of fixed-line telephone, Internet, cable TV and IT services—declined as investors grappled with the timing on a return to revenue growth and a poorly received investor day. At the end of the reporting period, the company remained on track on its elongated timeline for a return to cash flow growth.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the year, including solid-waste services company Waste Connections, biotechnology company Gilead Sciences and pharmaceutical company Allergan. Among the significant sales during the reporting period were health care company AmerisourceBergen and software company Checkpoint Software, whose shares had appreciated significantly and had reached our price target.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s exposure to the health care, industrials and information technology sectors. The significant reductions were in the consumer discretionary, materials and energy sectors. These moves were the result of stock-specific decisions and did not reflect top-down predictions for individual sectors.

1.	See footnote on page 6 for more information on the Russell 3000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund’s most substantially overweight positions relative to the Russell 3000® Index were in the information technology, financials and industrials sectors. As of the same date, the Fund held significantly underweight positions relative to the Index in the consumer staples, consumer discretionary and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments October 31, 2015

	Shares	Value
Common Stocks 96.1%†
Aerospace & Defense 7.1%
♦Boeing Co. (The)	136,640	$20,232,285
Hexcel Corp.	167,185	7,744,009
Rockwell Collins, Inc.	139,330	12,082,697
United Technologies Corp.	91,680	9,022,229

		49,081,220

Auto Components 2.6%
Dana Holding Corp.	283,645	4,765,236
Visteon Corp. (a)	121,050	13,202,924

		17,968,160

Banks 6.9%
CIT Group, Inc.	218,543	9,397,349
Citigroup, Inc.	242,250	12,880,432
Citizens Financial Group, Inc.	402,940	9,791,442
Huntington Bancshares, Inc.	471,725	5,174,823
Investors Bancorp, Inc.	884,215	11,061,530

		48,305,576

Beverages 1.7%
PepsiCo., Inc.	112,305	11,476,448

Biotechnology 4.2%
AbbVie, Inc.	242,820	14,459,931
Gilead Sciences, Inc.	136,210	14,728,387

		29,188,318

Capital Markets 7.0%
Ameriprise Financial, Inc.	128,190	14,787,999
BlackRock, Inc.	33,525	11,799,794
Morgan Stanley	347,765	11,465,812
Northern Trust Corp.	148,520	10,454,323

		48,507,928

Chemicals 2.7%
E.I. du Pont de Nemours & Co.	145,095	9,199,023
Ecolab, Inc.	77,462	9,322,552

		18,521,575

Commercial Services & Supplies 1.2%
Waste Connections, Inc.	152,525	8,309,562

Construction & Engineering 0.7%
Jacobs Engineering Group, Inc. (a)	127,600	5,121,864

Consumer Finance 1.0%
Synchrony Financial (a)	236,190	7,265,204

Containers & Packaging 1.2%
WestRock Co.	155,165	8,341,670

	Shares	Value
Distributors 1.2%
Genuine Parts Co.	93,145	$8,453,840

Diversified Financial Services 2.7%
CME Group, Inc.	101,750	9,612,322
Voya Financial, Inc.	233,505	9,473,298

		19,085,620

Diversified Telecommunication Services 0.9%
CenturyLink, Inc.	210,535	5,939,192

Food & Staples Retailing 1.7%
CVS Health Corp.	118,795	11,734,570

Health Care Equipment & Supplies 1.6%
Abbott Laboratories	250,850	11,238,080

Health Care Providers & Services 4.3%
McKesson Corp.	63,340	11,325,192
♦UnitedHealth Group, Inc.	157,410	18,539,750

		29,864,942

Industrial Conglomerates 2.2%
♦General Electric Co.	538,400	15,570,528

Insurance 4.0%
♦American International Group, Inc.	307,835	19,412,075
Marsh & McLennan Cos., Inc.	153,260	8,542,713

		27,954,788

Internet Software & Services 2.1%
♦Alphabet, Inc. (Google) Class C (a)	20,907	14,860,905

IT Services 6.0%
Fidelity National Information Services, Inc.	193,750	14,128,250
First Data Corp. Class A (a)	451,010	7,143,998
♦Visa, Inc. Class A	264,682	20,534,030

		41,806,278

Machinery 2.5%
AGCO Corp.	106,830	5,169,504
Ingersoll-Rand PLC	208,140	12,334,376

		17,503,880

Media 1.9%
Time Warner, Inc.	170,605	12,853,381

Multi-Utilities 1.2%
Vectren Corp.	187,221	8,512,939

Multiline Retail 0.8%
Kohl’s Corp.	125,205	5,774,455

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 4.3%
Anadarko Petroleum Corp.	163,960	$10,965,645
Devon Energy Corp.	120,025	5,032,648
Occidental Petroleum Corp.	183,507	13,678,612

		29,676,905

Pharmaceuticals 2.2%
♦Allergan PLC (a)	50,195	15,483,652

Semiconductors & Semiconductor Equipment 2.8%
Applied Materials, Inc.	470,135	7,884,164
Texas Instruments, Inc.	205,613	11,662,369

		19,546,533

Software 7.3%
Citrix Systems, Inc. (a)	90,065	7,394,336
♦Microsoft Corp.	490,465	25,818,078
♦Oracle Corp.	452,210	17,563,836

		50,776,250

Specialty Retail 4.0%
Home Depot, Inc. (The)	108,755	13,446,468
TJX Cos., Inc. (The)	193,920	14,193,005

		27,639,473

Technology Hardware, Storage & Peripherals 6.1%
♦Apple, Inc.	267,646	31,983,697
Seagate Technology PLC	270,700	10,302,842

		42,286,539

Total Common Stocks (Cost $544,486,348)		668,650,275

	Principal Amount	Value
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $24,082,712 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 1/8/20, with a Principal Amount of $24,325,000 and a Market Value of $24,568,250)	$24,082,712	$24,082,712

Total Short-Term Investment (Cost $24,082,712)		24,082,712

Total Investments (Cost $568,569,060) (b)	99.5%	692,732,987
Other Assets, Less Liabilities	0.5	3,132,253
Net Assets	100.0%	$695,865,240

(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $569,005,879 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$145,111,817
Gross unrealized depreciation	(21,384,709)

Net unrealized appreciation	$123,727,108

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$668,650,275	$—	$—	$668,650,275
Short-Term Investment
Repurchase Agreement	—	24,082,712	—	24,082,712

Total Investments in Securities	$668,650,275	$24,082,712	$—	$692,732,987

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $568,569,060)	$692,732,987
Receivables:
Investment securities sold	2,741,954
Dividends	536,099
Fund shares sold	439,690
Other assets	18,901

Total assets	696,469,631

Liabilities
Payables:
Manager (See Note 3)	484,879
Fund shares redeemed	41,490
Transfer agent (See Note 3)	21,502
Professional fees	20,520
NYLIFE Distributors (See Note 3)	15,459
Shareholder communication	9,610
Trustees	1,632
Custodian	1,189
Accrued expenses	8,110

Total liabilities	604,391

Net assets	$695,865,240

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,176
Additional paid-in capital	497,713,029

497,737,205
Undistributed net investment income	5,482,331
Accumulated net realized gain (loss) on investments	68,481,777
Net unrealized appreciation (depreciation) on investments	124,163,927

Net assets	$695,865,240

Class A
Net assets applicable to outstanding shares	$23,644,213

Shares of beneficial interest outstanding	887,005

Net asset value per share outstanding	$26.66
Maximum sales charge (5.50% of offering price)	1.55

Maximum offering price per share outstanding	$28.21

Investor Class
Net assets applicable to outstanding shares	$12,884,047

Shares of beneficial interest outstanding	490,919

Net asset value per share outstanding	$26.24
Maximum sales charge (5.50% of offering price)	1.53

Maximum offering price per share outstanding	$27.77

Class B
Net assets applicable to outstanding shares	$4,777,146

Shares of beneficial interest outstanding	202,748

Net asset value and offering price per share outstanding	$23.56

Class C
Net assets applicable to outstanding shares	$5,001,008

Shares of beneficial interest outstanding	212,017

Net asset value and offering price per share outstanding	$23.59

Class I
Net assets applicable to outstanding shares	$649,558,826

Shares of beneficial interest outstanding	22,383,571

Net asset value and offering price per share outstanding	$29.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends	$13,705,648

Expenses
Manager (See Note 3)	6,051,589
Distribution/Service—Class A (See Note 3)	57,609
Distribution/Service—Investor Class (See Note 3)	31,350
Distribution/Service—Class B (See Note 3)	50,532
Distribution/Service—Class C (See Note 3)	49,545
Transfer agent (See Note 3)	125,930
Registration	86,635
Professional fees	70,464
Shareholder communication	22,937
Trustees	13,943
Custodian	13,709
Miscellaneous	27,436

Total expenses	6,601,679

Net investment income (loss)	7,103,969

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	75,765,480
Net change in unrealized appreciation (depreciation) on investments	(50,281,095)

Net realized and unrealized gain (loss) on investments	25,484,385

Net increase (decrease) in net assets resulting from operations	$32,588,354

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,103,969	$6,269,719
Net realized gain (loss) on investments	75,765,480	62,982,122
Net change in unrealized appreciation (depreciation) on investments	(50,281,095)	30,498,235

Net increase (decrease) in net assets resulting from operations	32,588,354	99,750,076

Dividends and distributions to shareholders:
From net investment income:
Class A	(154,778)	(108,975)
Investor Class	(51,396)	(29,637)
Class I	(6,341,256)	(4,634,348)

	(6,547,430)	(4,772,960)

From net realized gain on investments:
Class A	(1,883,416)	(1,164,927)
Investor Class	(1,092,819)	(726,107)
Class B	(514,546)	(402,567)
Class C	(456,297)	(248,256)
Class I	(58,693,668)	(36,866,028)

	(62,640,746)	(39,407,885)

Total dividends and distributions to shareholders	(69,188,176)	(44,180,845)

Capital share transactions:
Net proceeds from sale of shares	94,356,055	216,955,775
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	68,821,305	43,907,794
Cost of shares redeemed	(191,815,128)	(174,543,017)

Increase (decrease) in net assets derived from capital share transactions	(28,637,768)	86,320,552

Net increase (decrease) in net assets	(65,237,590)	141,889,783

Net Assets
Beginning of year	761,102,830	619,213,047

End of year	$695,865,240	$761,102,830

Undistributed net investment income at end of year	$5,482,331	$4,924,504

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012		2011
Net asset value at beginning of year	$28.35	$26.48	$23.20	$21.92		$20.93

Net investment income (loss) (a)	0.20	0.18	0.18	0.16		0.07
Net realized and unrealized gain (loss) on investments	0.87	3.64	5.90	2.10		0.97

Total from investment operations	1.07	3.82	6.08	2.26		1.04

Less dividends and distributions:
From net investment income	(0.21)	(0.17)	(0.21)	(0.09)		(0.05)
From net realized gain on investments	(2.55)	(1.78)	(2.59)	(0.89)		—

Total dividends and distributions	(2.76)	(1.95)	(2.80)	(0.98)		(0.05)

Net asset value at end of year	$26.66	$28.35	$26.48	$23.20		$21.92

Total investment return (b)	4.00%	15.28%	29.79%	10.71%		4.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%	0.69%	0.76%	0.70%		0.30%
Net expenses	1.13%	1.13%	1.15%	1.14	%(c)	1.15%
Portfolio turnover rate	30%	31%	37%	31%		42%
Net assets at end of year (in 000’s)	$23,644	$20,942	$16,608	$12,451		$10,466

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

	Year ended October 31,
Investor Class	2015	2014	2013	2012		2011
Net asset value at beginning of year	$27.95	$26.12	$22.92	$21.68		$20.74

Net investment income (loss) (a)	0.12	0.09	0.08	0.06		(0.03)
Net realized and unrealized gain (loss) on investments	0.84	3.59	5.82	2.07		0.97

Total from investment operations	0.96	3.68	5.90	2.13		0.94

Less dividends and distributions:
From net investment income	(0.12)	(0.07)	(0.11)	—		—
From net realized gain on investments	(2.55)	(1.78)	(2.59)	(0.89)		—

Total dividends and distributions	(2.67)	(1.85)	(2.70)	(0.89)		—

Net asset value at end of year	$26.24	$27.95	$26.12	$22.92		$21.68

Total investment return (b)	3.62%	14.90%	29.23%	10.14%		4.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44%	0.34%	0.34%	0.27%		(0.12%)
Net expenses	1.45%	1.49%	1.57%	1.58	%(c)	1.58%
Portfolio turnover rate	30%	31%	37%	31%		42%
Net assets at end of year (in 000’s)	$12,884	$12,040	$10,603	$8,064		$7,659

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012		2011
Net asset value at beginning of year	$25.42	$24.02	$21.31	$20.37		$19.63

Net investment income (loss) (a)	(0.07)	(0.09)	(0.08)	(0.10)		(0.18)
Net realized and unrealized gain (loss) on investments	0.76	3.27	5.38	1.93		0.92

Total from investment operations	0.69	3.18	5.30	1.83		0.74

Less distributions:
From net realized gain on investments	(2.55)	(1.78)	(2.59)	(0.89)		—

Net asset value at end of year	$23.56	$25.42	$24.02	$21.31		$20.37

Total investment return (b)	2.85%	14.07%	28.25%	9.34%		3.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30%)	(0.38%)	(0.37%)	(0.46%)		(0.86%)
Net expenses	2.20%	2.24%	2.32%	2.33	% (c)	2.33%
Portfolio turnover rate	30%	31%	37%	31%		42%
Net assets at end of year (in 000’s)	$4,777	$5,140	$5,415	$5,137		$5,978

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

	Year ended October 31,
Class C	2015	2014	2013	2012		2011
Net asset value at beginning of year	$25.44	$24.04	$21.33	$20.39		$19.65

Net investment income (loss) (a)	(0.08)	(0.10)	(0.09)	(0.09)		(0.18)
Net realized and unrealized gain (loss) on investments	0.78	3.28	5.39	1.92		0.92

Total from investment operations	0.70	3.18	5.30	1.83		0.74

Less distributions:
From net realized gain on investments	(2.55)	(1.78)	(2.59)	(0.89)		—

Net asset value at end of year	$23.59	$25.44	$24.04	$21.33		$20.39

Total investment return (b)	2.88%	14.01%	28.27%	9.33%		3.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32%)	(0.41%)	(0.41%)	(0.45%)		(0.86%)
Net expenses	2.20%	2.24%	2.32%	2.33	% (c)	2.33%
Portfolio turnover rate	30%	31%	37%	31%		42%
Net assets at end of year (in 000’s)	$5,001	$4,347	$3,314	$2,409		$3,498

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012		2011
Net asset value at beginning of year	$30.62	$28.43	$24.71	$23.29		$22.24

Net investment income (loss) (a)	0.30	0.27	0.25	0.23		0.13
Net realized and unrealized gain (loss) on investments	0.93	3.92	6.33	2.22		1.03

Total from investment operations	1.23	4.19	6.58	2.45		1.16

Less dividends and distributions:
From net investment income	(0.28)	(0.22)	(0.27)	(0.14)		(0.11)
From net realized gain on investments	(2.55)	(1.78)	(2.59)	(0.89)		—

Total dividends and distributions	(2.83)	(2.00)	(2.86)	(1.03)		(0.11)

Net asset value at end of year	$29.02	$30.62	$28.43	$24.71		$23.29

Total investment return (b)	4.24%	15.60%	30.09%	10.96%		5.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	0.95%	1.00%	0.98%		0.55%
Net expenses	0.88%	0.88%	0.90%	0.89	%(c)	0.90%
Portfolio turnover rate	30%	31%	37%	31%		42%
Net assets at end of year (in 000’s)	$649,559	$718,634	$583,273	$424,714		$584,686

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids / offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of

20	MainStay Epoch U.S. All Cap Fund

any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the year ended October 31, 2015, the effective management fee rate was 0.84%.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $6,051,589.

21

Notes to Financial Statements (continued)

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $12,292 and $3,604, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares of $3,640 and $1,809, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,722
Investor Class	41,342
Class B	16,648
Class C	16,323
Class I	49,895

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$167,340,988	25.8%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$14,734,957	$59,665,970	$—	$123,727,108	$198,128,035

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,288	$(6,603,538)	$6,602,250

The reclassifications for the Fund are primarily due to distributions in connection with the redemption of fund shares.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$10,262,736	$8,662,084
Long-Term Capital Gain	58,925,440	35,518,761
Total	$69,188,176	$44,180,845

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

22	MainStay Epoch U.S. All Cap Fund

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $204,732 and $292,480, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	213,034	$5,737,879
Shares issued to shareholders in reinvestment of dividends and distributions	77,315	2,017,920
Shares redeemed	(146,442)	(3,963,796)

Net increase (decrease) in shares outstanding before conversion	143,907	3,792,003
Shares converted into Class A (See Note 1)	32,095	877,407
Shares converted from Class A (See Note 1)	(27,638)	(697,403)

Net increase (decrease)	148,364	$3,972,007

Year ended October 31, 2014:
Shares sold	193,753	$5,100,995
Shares issued to shareholders in reinvestment of dividends and distributions	49,484	1,257,386
Shares redeemed	(175,531)	(4,645,605)

Net increase (decrease) in shares outstanding before conversion	67,706	1,712,776
Shares converted into Class A (See Note 1)	46,946	1,236,878
Shares converted from Class A (See Note 1)	(3,282)	(90,155)

Net increase (decrease)	111,370	$2,859,499

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	75,355	$2,014,730
Shares issued to shareholders in reinvestment of dividends and distributions	44,348	1,142,852
Shares redeemed	(75,484)	(2,006,803)

Net increase (decrease) in shares outstanding before conversion	44,219	1,150,779
Shares converted into Investor Class (See Note 1)	46,282	1,175,058
Shares converted from Investor Class (See Note 1)	(30,355)	(819,629)

Net increase (decrease)	60,146	$1,506,208

Year ended October 31, 2014:
Shares sold	65,985	$1,721,140
Shares issued to shareholders in reinvestment of dividends and distributions	30,061	755,441
Shares redeemed	(65,896)	(1,739,853)

Net increase (decrease) in shares outstanding before conversion	30,150	736,728
Shares converted into Investor Class (See Note 1)	35,482	932,260
Shares converted from Investor Class (See Note 1)	(40,760)	(1,064,499)

Net increase (decrease)	24,872	$604,489

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	41,474	$997,397
Shares issued to shareholders in reinvestment of dividends and distributions	21,548	502,092
Shares redeemed	(39,865)	(956,595)

Net increase (decrease) in shares outstanding before conversion	23,157	542,894
Shares converted from Class B (See Note 1)	(22,641)	(535,433)

Net increase (decrease)	516	$7,461

Year ended October 31, 2014:
Shares sold	36,092	$853,973
Shares issued to shareholders in reinvestment of dividends and distributions	17,236	396,905
Shares redeemed	(33,957)	(814,861)

Net increase (decrease) in shares outstanding before conversion	19,371	436,017
Shares converted from Class B (See Note 1)	(42,617)	(1,014,484)

Net increase (decrease)	(23,246)	$(578,467)

23

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	102,197	$2,435,662
Shares issued to shareholders in reinvestment of dividends and distributions	17,597	410,362
Shares redeemed	(78,666)	(1,862,418)

Net increase (decrease)	41,128	$983,606

Year ended October 31, 2014:
Shares sold	62,591	$1,499,303
Shares issued to shareholders in reinvestment of dividends and distributions	9,677	222,869
Shares redeemed	(39,251)	(929,813)

Net increase (decrease)	33,017	$792,359

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,860,705	$83,170,387
Shares issued to shareholders in reinvestment of dividends and distributions	2,283,883	64,748,079
Shares redeemed	(6,232,559)	(183,025,516)

Net increase (decrease)	(1,087,971)	$(35,107,050)

Year ended October 31, 2014:
Shares sold	7,254,741	$207,780,364
Shares issued to shareholders in reinvestment of dividends and distributions	1,507,494	41,275,193
Shares redeemed	(5,806,900)	(166,412,885)

Net increase (decrease)	2,955,335	$82,642,672

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. All Cap Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. All Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. All Cap Fund of MainStay Funds Trust, as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

25

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $64,641,291 as long term capital gain distributions.

For the fiscal year ended October 31, 2015, the Fund designated approximately $9,925,273 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 94.6% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Epoch U.S. All Cap Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

28	MainStay Epoch U.S. All Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

30	MainStay Epoch U.S. All Cap Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673270 MS291-15	MSEUAC11-12/15 (NYLIM) NL259

MainStay S&P 500 Index Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	1.46%	12.98%	6.92%	0.62%
		Excluding sales charges	4.60	13.67	7.24	0.62
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	1.36	12.86	6.85	0.80
		Excluding sales charges	4.49	13.55	7.18	0.80
Class I Shares	No Sales Charge		4.88	13.96	7.54	0.37

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	5.20%	14.33%	7.85%
Average Lipper S&P 500 Index Fund[5]	4.65	13.69	7.32

4.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper S&P 500 Index Fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,004.60	$2.98	$1,022.20	$3.01

Investor Class Shares	$1,000.00	$1,004.00	$3.54	$1,021.70	$3.57

Class I Shares	$1,000.00	$1,006.00	$1.72	$1,023.50	$1.73

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.59% for Class A, 0.70% for Investor Class and 0.34% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

Oil, Gas & Consumable Fuels	5.9%
Banks	5.8
Pharmaceuticals	5.6
Technology Hardware, Storage & Peripherals	4.5
Software	4.2
Internet Software & Services	4.0
IT Services	3.7
Biotechnology	3.6
Media	3.3
Aerospace & Defense	2.7
Insurance	2.7
Health Care Providers & Services	2.6
Real Estate Investment Trusts	2.6
Specialty Retail	2.6
Industrial Conglomerates	2.5
Semiconductors & Semiconductor Equipment	2.4
Diversified Telecommunication Services	2.3
Beverages	2.2
Chemicals	2.2
Food & Staples Retailing	2.2
Capital Markets	2.1
Internet & Catalog Retail	2.1
Diversified Financial Services	2.0
Health Care Equipment & Supplies	2.0
Hotels, Restaurants & Leisure	1.9
Household Products	1.8
Electric Utilities	1.7
Food Products	1.7
Tobacco	1.6
Communications Equipment	1.5
Machinery	1.2
Multi-Utilities	1.2
Energy Equipment & Services	1.1

Textiles, Apparel & Luxury Goods	0.9%
Road & Rail	0.8
Air Freight & Logistics	0.7
Airlines	0.7
Consumer Finance	0.7
Automobiles	0.6
Multiline Retail	0.6
Electrical Equipment	0.5
Auto Components	0.4
Commercial Services & Supplies	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Life Sciences Tools & Services	0.4
Metals & Mining	0.3
Professional Services	0.3
Containers & Packaging	0.2
Trading Companies & Distributors	0.2
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Diversified Consumer Services	0.0	‡
Gas Utilities	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Short-Term Investments	1.0
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of October 31, 2015 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc. (Google)

3.	Microsoft Corp.

4.	Exxon Mobil Corp.

5.	General Electric Co.
6.	Johnson & Johnson

7.	Berkshire Hathaway, Inc. Class B

8.	Wells Fargo & Co.

9.	Amazon.com, Inc.

10.	JPMorgan Chase & Co.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 4.60% for Class A shares and 4.49% for Investor Class shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned 4.88%. For the 12 months ended October 31, 2015, all share classes underperformed the 5.20% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Although the Fund seeks investment results that correspond to the total return performance of common stocks as represented by the S&P 500® Index, the Fund’s net performance will typically lag that of the Index because the Fund incurs operating expenses that the Index does not. Class I shares outperformed—and Class A and Investor Class shares underperformed—the 4.65% return of the Average Lipper2 S&P 500 Index Fund for the 12 months ended October 31, 2015. See page 5 for Fund returns with applicable sales charges.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were Internet & catalog retail, construction materials, and building products. The S&P 500® industries with the lowest total returns were independent power and renewable electricity producers, metals & mining, and construction & engineering.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the greatest positive contributions to the Fund’s absolute performance during the reporting period were Internet & catalog retail, Internet software & services, and software. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s absolute performance were oil, gas & consumable fuels; road & rail; and metals & mining.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® Index stocks with the highest total returns were Internet & catalog retail companies Amazon.com and Netflix and media company Cablevision Systems. Over the same period, the S&P 500® Index stocks with the lowest total returns were oil, gas & consumable fuels companies CONSOL Energy and Chesapeake Energy and insurance company Genworth Financial.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were Internet & catalog retail company Amazon.com; technology hardware, storage & peripherals company Apple; and social networking company Facebook. Over the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were oil, gas & consumable fuels companies Exxon Mobil and Chevron and semiconductor company Qualcomm.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 25 additions to and 21 deletions from the S&P 500® Index. The additions outnumbered deletions because of a methodology change by Standard & Poor’s to include multiple share classes of existing S&P 500® Index members. In terms of Index weight, significant additions to the Index included online payments company PayPal Holdings and air carrier American Airlines Group. Significant deletions included pharmaceuticals company Allergan and health care equipment & supplies company Covidien.

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2015

	Shares	Value
Common Stocks 99.0%†
Aerospace & Defense 2.7%
Boeing Co. (The)	69,308	$10,262,436
General Dynamics Corp.	32,918	4,890,956
Honeywell International, Inc.	84,829	8,761,139
L-3 Communications Holdings, Inc.	8,717	1,101,829
Lockheed Martin Corp.	28,979	6,370,454
Northrop Grumman Corp.	20,334	3,817,708
Precision Castparts Corp.	14,920	3,443,685
Raytheon Co.	32,938	3,866,921
Rockwell Collins, Inc.	14,298	1,239,923
Textron, Inc.	29,995	1,264,889
United Technologies Corp.	89,875	8,844,599

		53,864,539

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	15,387	1,067,550
Expeditors International of Washington, Inc.	20,526	1,021,989
FedEx Corp.	28,501	4,447,581
United Parcel Service, Inc. Class B	75,789	7,807,783

		14,344,903

Airlines 0.7%
American Airlines Group, Inc.	72,900	3,369,438
Delta Air Lines, Inc.	86,309	4,387,949
Southwest Airlines Co.	71,547	3,311,911
United Continental Holdings, Inc. (a)	40,991	2,472,167

		13,541,465

Auto Components 0.4%
BorgWarner, Inc.	24,558	1,051,574
Delphi Automotive PLC	30,855	2,566,827
Goodyear Tire & Rubber Co. (The)	29,233	960,012
Johnson Controls, Inc.	70,973	3,206,560

		7,784,973

Automobiles 0.6%
Ford Motor Co.	422,864	6,262,616
General Motors Co.	156,411	5,460,308
Harley-Davidson, Inc.	22,350	1,105,207

		12,828,131

Banks 5.8%
Bank of America Corp.	1,135,947	19,061,191
BB&T Corp.	84,596	3,142,741
Citigroup, Inc.	326,600	17,365,322
Comerica, Inc.	19,307	837,924
Fifth Third Bancorp	87,161	1,660,417
Huntington Bancshares, Inc.	87,141	955,937
♦JPMorgan Chase & Co.	401,279	25,782,176
KeyCorp	91,242	1,133,225
M&T Bank Corp.	14,458	1,732,791

	Shares	Value
Banks (continued)
People’s United Financial, Inc.	33,638	$536,526
PNC Financial Services Group, Inc.	55,731	5,030,280
Regions Financial Corp.	143,766	1,344,212
SunTrust Banks, Inc.	56,213	2,333,964
U.S. Bancorp	179,622	7,576,456
♦Wells Fargo & Co.	506,891	27,443,079
Zions Bancorp.	22,155	637,399

		116,573,640

Beverages 2.2%
Brown-Forman Corp. Class B	11,500	1,221,070
Coca-Cola Co. (The)	424,819	17,991,085
Coca-Cola Enterprises, Inc.	22,870	1,174,146
Constellation Brands, Inc. Class A	18,662	2,515,637
Dr. Pepper Snapple Group, Inc.	20,713	1,851,121
Molson Coors Brewing Co. Class B	17,149	1,510,827
Monster Beverage Corp. (a)	16,501	2,249,416
PepsiCo., Inc.	159,401	16,289,188

		44,802,490

Biotechnology 3.6%
AbbVie, Inc.	179,615	10,696,073
Alexion Pharmaceuticals, Inc. (a)	24,540	4,319,040
Amgen, Inc.	82,278	13,014,734
Baxalta, Inc.	58,767	2,025,111
Biogen, Inc. (a)	24,645	7,159,619
Celgene Corp. (a)	85,782	10,526,309
Gilead Sciences, Inc.	159,251	17,219,811
Regeneron Pharmaceuticals, Inc. (a)	8,390	4,676,502
Vertex Pharmaceuticals, Inc. (a)	26,548	3,311,598

		72,948,797

Building Products 0.1%
Allegion PLC	10,397	677,572
Masco Corp.	37,322	1,082,338

		1,759,910

Capital Markets 2.1%
Affiliated Managers Group, Inc. (a)	5,890	1,061,731
Ameriprise Financial, Inc.	19,339	2,230,947
Bank of New York Mellon Corp. (The)	120,069	5,000,874
BlackRock, Inc.	13,901	4,892,735
Charles Schwab Corp. (The)	129,911	3,964,884
E*TRADE Financial Corp. (a)	31,487	897,694
Franklin Resources, Inc.	41,962	1,710,371
Goldman Sachs Group, Inc. (The)	43,683	8,190,563
Invesco, Ltd.	46,521	1,543,102
Legg Mason, Inc.	11,904	532,704
Morgan Stanley	165,331	5,450,963
Northern Trust Corp.	23,751	1,671,833
State Street Corp.	44,285	3,055,665

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of October 31, 2015, excluding short-term investments. May be subject to change daily.

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
T. Rowe Price Group, Inc.	27,802	$2,102,387

		42,306,453

Chemicals 2.2%
Air Products & Chemicals, Inc.	20,995	2,917,885
Airgas, Inc.	7,291	701,103
CF Industries Holdings, Inc.	25,288	1,283,872
Dow Chemical Co. (The)	125,666	6,493,162
E.I. du Pont de Nemours & Co.	98,184	6,224,866
Eastman Chemical Co.	16,132	1,164,246
Ecolab, Inc.	28,819	3,468,367
FMC Corp.	14,499	590,254
International Flavors & Fragrances, Inc.	8,744	1,014,829
LyondellBasell Industries N.V. Class A	40,442	3,757,466
Monsanto Co.	50,765	4,732,313
Mosaic Co. (The)	36,585	1,236,207
PPG Industries, Inc.	29,376	3,062,742
Praxair, Inc.	31,085	3,453,233
Sherwin-Williams Co. (The)	8,597	2,293,937
Sigma-Aldrich Corp.	12,959	1,810,631

		44,205,113

Commercial Services & Supplies 0.4%
ADT Corp. (The)	18,440	609,257
Cintas Corp.	9,687	901,763
Pitney Bowes, Inc.	21,910	452,441
Republic Services, Inc.	26,124	1,142,664
Stericycle, Inc. (a)	9,205	1,117,211
Tyco International PLC	45,739	1,666,729
Waste Management, Inc.	45,639	2,453,553

		8,343,618

Communications Equipment 1.5%
Cisco Systems, Inc.	551,873	15,921,536
F5 Networks, Inc. (a)	7,705	849,091
Harris Corp.	13,463	1,065,327
Juniper Networks, Inc.	38,377	1,204,654
Motorola Solutions, Inc.	17,446	1,220,697
QUALCOMM, Inc.	170,492	10,130,635

		30,391,940

Construction & Engineering 0.1%
Fluor Corp.	15,728	751,956
Jacobs Engineering Group, Inc. (a)	13,433	539,200
Quanta Services, Inc. (a)	22,153	445,497

		1,736,653

Construction Materials 0.1%
Martin Marietta Materials, Inc.	7,270	1,127,941
Vulcan Materials Co.	14,452	1,395,774

		2,523,715

	Shares	Value
Consumer Finance 0.7%
American Express Co.	92,352	$6,765,707
Capital One Financial Corp.	58,859	4,643,975
Discover Financial Services	47,235	2,655,552
Navient Corp.	40,587	535,343

		14,600,577

Containers & Packaging 0.2%
Avery Dennison Corp.	9,922	644,632
Ball Corp.	14,993	1,027,021
Owens-Illinois, Inc. (a)	17,445	375,940
Sealed Air Corp.	22,336	1,097,144
WestRock Co.	28,413	1,527,483

		4,672,220

Distributors 0.1%
Genuine Parts Co.	16,450	1,493,002

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	25,574	952,887

Diversified Financial Services 2.0%
♦Berkshire Hathaway, Inc. Class B (a)	203,284	27,650,690
CME Group, Inc.	36,650	3,462,325
Intercontinental Exchange, Inc.	11,989	3,026,024
Leucadia National Corp.	36,598	732,326
McGraw Hill Financial, Inc.	29,569	2,739,272
Moody’s Corp.	18,909	1,818,289
Nasdaq, Inc.	12,831	742,787

		40,171,713

Diversified Telecommunication Services 2.3%
AT&T, Inc.	667,448	22,366,182
CenturyLink, Inc.	61,090	1,723,349
Frontier Communications Corp.	126,763	651,562
Level 3 Communications, Inc. (a)	31,275	1,593,461
Verizon Communications, Inc.	441,170	20,682,050

		47,016,604

Electric Utilities 1.7%
American Electric Power Co., Inc.	53,231	3,015,536
Duke Energy Corp.	74,691	5,338,166
Edison International	35,354	2,139,624
Entergy Corp.	19,481	1,327,825
Eversource Energy	34,417	1,753,202
Exelon Corp.	93,495	2,610,380
FirstEnergy Corp.	45,841	1,430,239
NextEra Energy, Inc.	49,944	5,127,251
Pepco Holdings, Inc.	27,504	732,432
Pinnacle West Capital Corp.	12,024	763,644
PPL Corp.	72,699	2,500,846
Southern Co. (The)	98,574	4,445,687
Xcel Energy, Inc.	55,038	1,961,004

		33,145,836

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.5%
AMETEK, Inc.	26,277	$1,440,505
Eaton Corp. PLC	50,729	2,836,258
Emerson Electric Co.	71,307	3,367,830
Rockwell Automation, Inc.	14,552	1,588,496

		9,233,089

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. Class A	33,546	1,818,864
Corning, Inc.	133,027	2,474,302
FLIR Systems, Inc.	15,218	405,864
TE Connectivity, Ltd. Registered	43,663	2,813,644

		7,512,674

Energy Equipment & Services 1.1%
Baker Hughes, Inc.	47,298	2,491,659
Cameron International Corp. (a)	20,781	1,413,316
Diamond Offshore Drilling, Inc.	6,995	139,060
Ensco PLC Class A	25,581	425,412
FMC Technologies, Inc. (a)	24,900	842,367
Halliburton Co.	92,749	3,559,707
Helmerich & Payne, Inc.	11,692	657,909
National Oilwell Varco, Inc.	41,647	1,567,593
Schlumberger, Ltd.	137,315	10,732,540
Transocean, Ltd.	37,082	587,008

		22,416,571

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	47,689	7,540,584
CVS Health Corp.	120,933	11,945,762
Kroger Co. (The)	105,410	3,984,498
Sysco Corp.	60,036	2,476,485
Wal-Mart Stores, Inc.	171,237	9,801,606
Walgreens Boots Alliance, Inc.	94,819	8,029,273
Whole Foods Market, Inc.	38,831	1,163,377

		44,941,585

Food Products 1.7%
Archer-Daniels-Midland Co.	66,076	3,017,030
Campbell Soup Co.	19,543	992,589
ConAgra Foods, Inc.	46,848	1,899,686
General Mills, Inc.	64,969	3,775,349
Hershey Co. (The)	15,849	1,405,648
Hormel Foods Corp.	14,625	987,919
J.M. Smucker Co. (The)	12,979	1,523,605
Kellogg Co.	27,624	1,948,045
Keurig Green Mountain, Inc.	13,039	661,729
Kraft Heinz Co. (The)	64,487	5,028,051
McCormick & Co., Inc.	12,583	1,056,720
Mead Johnson Nutrition Co.	21,999	1,803,918
Mondelez International, Inc. Class A	174,844	8,070,799
Tyson Foods, Inc. Class A	33,026	1,465,033

		33,636,121

	Shares	Value
Gas Utilities 0.0%‡
AGL Resources, Inc.	13,031	$814,438

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	161,729	7,245,459
Baxter International, Inc.	59,197	2,213,376
Becton Dickinson & Co.	22,815	3,251,594
Boston Scientific Corp. (a)	145,833	2,665,827
C.R. Bard, Inc.	8,051	1,500,304
DENTSPLY International, Inc.	15,171	923,155
Edwards Lifesciences Corp. (a)	11,667	1,833,469
Intuitive Surgical, Inc. (a)	4,017	1,994,842
Medtronic PLC	153,454	11,343,320
St. Jude Medical, Inc.	30,572	1,950,799
Stryker Corp.	34,323	3,281,965
Varian Medical Systems, Inc. (a)	10,712	841,214
Zimmer Biomet Holdings, Inc.	18,536	1,938,310

		40,983,634

Health Care Providers & Services 2.6%
Aetna, Inc.	37,827	4,341,783
AmerisourceBergen Corp.	22,287	2,150,918
Anthem, Inc.	28,385	3,949,773
Cardinal Health, Inc.	35,522	2,919,908
Cigna Corp.	27,941	3,745,212
DaVita HealthCare Partners, Inc. (a)	18,473	1,431,842
Express Scripts Holding Co. (a)	73,324	6,333,727
HCA Holdings, Inc. (a)	34,691	2,386,394
Henry Schein, Inc. (a)	9,049	1,372,824
Humana, Inc.	16,075	2,871,477
Laboratory Corporation of America Holdings (a)	10,916	1,339,830
McKesson Corp.	25,218	4,508,979
Patterson Cos., Inc.	9,423	446,650
Quest Diagnostics, Inc.	15,577	1,058,457
Tenet Healthcare Corp. (a)	10,804	338,922
UnitedHealth Group, Inc.	103,472	12,186,932
Universal Health Services, Inc. Class B	9,954	1,215,284

		52,598,912

Health Care Technology 0.1%
Cerner Corp. (a)	33,325	2,209,114

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	50,229	2,716,384
Chipotle Mexican Grill, Inc. (a)	3,379	2,163,337
Darden Restaurants, Inc.	12,370	765,579
Marriott International, Inc. Class A	21,639	1,661,442
McDonald’s Corp.	102,196	11,471,501
Royal Caribbean Cruises, Ltd.	18,616	1,830,884
Starbucks Corp.	161,051	10,076,961
Starwood Hotels & Resorts Worldwide, Inc.	18,488	1,476,637
Wyndham Worldwide Corp.	12,816	1,042,582

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Wynn Resorts, Ltd.	8,814	$616,539
Yum! Brands, Inc.	46,790	3,317,879

		37,139,725

Household Durables 0.4%
D.R. Horton, Inc.	35,421	1,042,794
Garmin, Ltd.	12,846	455,648
Harman International Industries, Inc.	7,723	849,221
Leggett & Platt, Inc.	14,847	668,561
Lennar Corp. Class A	18,874	945,021
Mohawk Industries, Inc. (a)	6,897	1,348,364
Newell Rubbermaid, Inc.	29,059	1,232,973
PulteGroup, Inc.	34,836	638,544
Whirlpool Corp.	8,509	1,362,631

		8,543,757

Household Products 1.8%
Clorox Co. (The)	13,959	1,702,160
Colgate-Palmolive Co.	97,674	6,480,670
Kimberly-Clark Corp.	39,528	4,731,897
Procter & Gamble Co. (The)	294,342	22,481,842

		35,396,569

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	74,094	811,330
NRG Energy, Inc.	35,880	462,493

		1,273,823

Industrial Conglomerates 2.5%
3M Co.	67,791	10,657,423
Danaher Corp.	64,524	6,020,734
♦General Electric Co.	1,095,569	31,683,856
Roper Technologies, Inc.	10,923	2,035,501

		50,397,514

Insurance 2.7%
ACE, Ltd.	35,136	3,989,342
Aflac, Inc.	46,735	2,979,356
Allstate Corp. (The)	43,447	2,688,500
American International Group, Inc.	140,400	8,853,624
Aon PLC	30,388	2,835,504
Assurant, Inc.	7,250	591,093
Chubb Corp. (The)	24,629	3,185,761
Cincinnati Financial Corp.	16,025	965,186
Genworth Financial, Inc. Class A (a)	53,975	252,603
Hartford Financial Services Group, Inc. (The)	45,015	2,082,394
Lincoln National Corp.	27,231	1,457,131
Loews Corp.	31,125	1,134,818
Marsh & McLennan Cos., Inc.	57,510	3,205,607
MetLife, Inc.	121,193	6,105,703
Principal Financial Group, Inc.	29,744	1,491,959
Progressive Corp. (The)	63,580	2,106,405

	Shares	Value
Insurance (continued)
Prudential Financial, Inc.	48,938	$4,037,385
Torchmark Corp.	12,626	732,434
Travelers Cos., Inc. (The)	33,769	3,812,183
Unum Group	26,767	927,477
XL Group PLC	32,804	1,249,176

		54,683,641

Internet & Catalog Retail 2.1%
♦Amazon.com, Inc. (a)	41,616	26,047,454
Expedia, Inc.	10,856	1,479,673
Netflix, Inc. (a)	46,226	5,009,974
Priceline Group, Inc. (The) (a)	5,502	8,001,228
TripAdvisor, Inc. (a)	12,252	1,026,473

		41,564,802

Internet Software & Services 4.0%
Akamai Technologies, Inc. (a)	19,379	1,178,631
♦Alphabet, Inc. (Google)
Class A (a)	31,456	23,195,340
Class C (a)	32,095	22,813,447
eBay, Inc. (a)	121,615	3,393,058
Facebook, Inc. Class A (a)	245,205	25,003,554
VeriSign, Inc. (a)	10,837	873,462
Yahoo!, Inc. (a)	93,979	3,347,532

		79,805,024

IT Services 3.7%
Accenture PLC Class A	67,725	7,260,120
Alliance Data Systems Corp. (a)	6,666	1,981,868
Automatic Data Processing, Inc.	50,545	4,396,910
Cognizant Technology Solutions Corp. Class A (a)	66,140	4,504,795
Computer Sciences Corp.	15,010	999,516
Fidelity National Information Services, Inc.	30,555	2,228,071
Fiserv, Inc. (a)	25,454	2,456,565
International Business Machines Corp.	97,786	13,697,863
MasterCard, Inc. Class A	108,293	10,719,924
Paychex, Inc.	34,883	1,799,265
PayPal Holdings, Inc. (a)	120,344	4,333,587
Teradata Corp. (a)	15,365	431,910
Total System Services, Inc.	18,364	963,192
Visa, Inc. Class A	211,746	16,427,255
Western Union Co. (The)	55,496	1,068,298
Xerox Corp.	109,017	1,023,670

		74,292,809

Leisure Products 0.1%
Hasbro, Inc.	12,198	937,172
Mattel, Inc.	36,743	903,143

		1,840,315

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	35,961	1,357,887
PerkinElmer, Inc.	12,303	635,327

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	43,240	$5,654,927
Waters Corp. (a)	8,927	1,140,871

		8,789,012

Machinery 1.2%
Caterpillar, Inc.	65,392	4,772,962
Cummins, Inc.	18,028	1,866,078
Deere & Co.	33,829	2,638,662
Dover Corp.	16,978	1,093,893
Flowserve Corp.	14,472	670,922
Illinois Tool Works, Inc.	35,752	3,287,039
Ingersoll-Rand PLC	28,794	1,706,332
PACCAR, Inc.	38,518	2,027,973
Parker Hannifin Corp.	15,020	1,572,594
Pentair PLC	19,538	1,092,565
Snap-on, Inc.	6,312	1,047,098
Stanley Black & Decker, Inc.	16,628	1,762,235
Xylem, Inc.	19,695	717,095

		24,255,448

Media 3.3%
Cablevision Systems Corp. Class A	24,126	786,266
CBS Corp. Class B	48,223	2,243,334
Comcast Corp. Class A	269,378	16,872,041
Discovery Communications, Inc. Class A (a)	16,201	476,957
Discovery Communications, Inc. Class C (a)	27,977	769,927
Interpublic Group of Cos., Inc. (The)	44,533	1,021,142
News Corp. Class A	41,313	636,220
News Corp. Class B	11,697	181,070
Omnicom Group, Inc.	26,362	1,975,041
Scripps Networks Interactive, Inc. Class A	10,222	614,138
TEGNA, Inc.	24,575	664,508
Time Warner Cable, Inc.	30,706	5,815,716
Time Warner, Inc.	88,499	6,667,515
Twenty-First Century Fox, Inc. Class A	132,485	4,065,965
Twenty-First Century Fox, Inc. Class B	46,782	1,444,628
Viacom, Inc. Class B	37,703	1,859,135
Walt Disney Co. (The)	168,498	19,164,963

		65,258,566

Metals & Mining 0.3%
Alcoa, Inc.	142,127	1,269,194
Freeport-McMoRan, Inc.	123,174	1,449,758
Newmont Mining Corp.	57,408	1,117,160
Nucor Corp.	34,680	1,466,964

		5,303,076

Multi-Utilities 1.2%
Ameren Corp.	26,328	1,150,007
CenterPoint Energy, Inc.	46,688	866,062
CMS Energy Corp.	30,021	1,082,857
Consolidated Edison, Inc.	31,780	2,089,535

	Shares	Value
Multi-Utilities (continued)
Dominion Resources, Inc.	64,490	$4,606,521
DTE Energy Co.	19,475	1,588,965
NiSource, Inc.	34,491	660,848
PG&E Corp.	53,080	2,834,472
Public Service Enterprise Group, Inc.	54,891	2,266,449
SCANA Corp.	15,508	918,384
Sempra Energy	25,556	2,617,190
TECO Energy, Inc.	25,523	689,121
WEC Energy Group, Inc.	34,255	1,766,188

		23,136,599

Multiline Retail 0.6%
Dollar General Corp.	31,974	2,166,878
Dollar Tree, Inc. (a)	25,469	1,667,965
Kohl’s Corp.	21,472	990,289
Macy’s, Inc.	35,915	1,830,947
Nordstrom, Inc.	15,115	985,649
Target Corp.	68,191	5,262,981

		12,904,709

Oil, Gas & Consumable Fuels 5.9%
Anadarko Petroleum Corp.	55,125	3,686,760
Apache Corp.	41,016	1,933,084
Cabot Oil & Gas Corp.	44,903	974,844
Chesapeake Energy Corp.	56,114	400,093
Chevron Corp.	204,188	18,556,605
Cimarex Energy Co.	10,249	1,209,997
Columbia Pipeline Group, Inc.	34,465	715,838
ConocoPhillips	133,843	7,140,524
CONSOL Energy, Inc.	24,849	165,494
Devon Energy Corp.	41,922	1,757,789
EOG Resources, Inc.	59,591	5,115,887
EQT Corp.	16,537	1,092,600
♦Exxon Mobil Corp.	452,429	37,433,976
Hess Corp.	26,165	1,470,735
Kinder Morgan, Inc.	195,036	5,334,235
Marathon Oil Corp.	73,482	1,350,599
Marathon Petroleum Corp.	58,179	3,013,672
Murphy Oil Corp.	17,621	500,965
Newfield Exploration Co. (a)	17,684	710,720
Noble Energy, Inc.	46,124	1,653,084
Occidental Petroleum Corp.	82,897	6,179,142
ONEOK, Inc.	22,697	769,882
Phillips 66	51,957	4,626,771
Pioneer Natural Resources Co.	16,201	2,221,805
Range Resources Corp.	18,378	559,426
Southwestern Energy Co. (a)	41,716	460,545
Spectra Energy Corp.	72,850	2,081,325
Tesoro Corp.	13,357	1,428,264
Valero Energy Corp.	53,942	3,555,857
Williams Cos., Inc. (The)	74,030	2,919,743

		119,020,261

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Paper & Forest Products 0.1%
International Paper Co.	45,329	$1,935,095

Personal Products 0.1%
Estee Lauder Cos., Inc. (The) Class A	24,508	1,971,914

Pharmaceuticals 5.6%
Allergan PLC (a)	42,714	13,175,988
Bristol-Myers Squibb Co.	180,942	11,933,125
Eli Lilly & Co.	105,854	8,634,511
Endo International PLC (a)	22,597	1,355,594
♦Johnson & Johnson	300,477	30,357,191
Mallinckrodt PLC (a)	12,733	836,176
Merck & Co., Inc.	305,635	16,706,009
Mylan N.V. (a)	44,805	1,975,452
Perrigo Co. PLC	15,873	2,503,807
Pfizer, Inc.	669,222	22,633,088
Zoetis, Inc.	49,809	2,142,285

		112,253,226

Professional Services 0.3%
Dun & Bradstreet Corp.	3,918	446,142
Equifax, Inc.	12,831	1,367,400
Nielsen Holdings PLC	39,808	1,891,278
Robert Half International, Inc.	14,595	768,573
Verisk Analytics, Inc. (a)	16,813	1,203,979

		5,677,372

Real Estate Investment Trusts 2.6%
American Tower Corp.	45,930	4,695,424
Apartment Investment & Management Co. Class A	16,958	664,584
AvalonBay Communities, Inc.	14,421	2,521,224
Boston Properties, Inc.	16,664	2,097,164
Crown Castle International Corp.	36,217	3,095,105
Equinix, Inc.	6,181	1,833,779
Equity Residential	39,507	3,054,681
Essex Property Trust, Inc.	7,134	1,572,619
General Growth Properties, Inc.	63,428	1,836,241
HCP, Inc.	50,196	1,867,291
Host Hotels & Resorts, Inc.	81,505	1,412,482
Iron Mountain, Inc.	20,818	637,864
Kimco Realty Corp.	44,829	1,200,072
Macerich Co. (The)	14,603	1,237,458
Plum Creek Timber Co., Inc.	18,960	772,430
ProLogis, Inc.	56,873	2,430,183
Public Storage	15,953	3,660,575
Realty Income Corp.	27,086	1,339,674
Simon Property Group, Inc.	33,574	6,763,818
SL Green Realty Corp.	10,809	1,282,164
Ventas, Inc.	36,080	1,938,218

	Shares	Value
Real Estate Investment Trusts (continued)
Vornado Realty Trust	19,227	$1,933,275
Welltower, Inc.	38,183	2,476,931
Weyerhaeuser Co.	55,795	1,636,467

		51,959,723

Real Estate Management & Development 0.1%
CBRE Group, Inc. Class A (a)	31,454	1,172,605

Road & Rail 0.8%
CSX Corp.	106,746	2,881,074
J.B. Hunt Transport Services, Inc.	9,965	761,027
Kansas City Southern	11,975	991,051
Norfolk Southern Corp.	32,704	2,617,301
Ryder System, Inc.	5,792	415,750
Union Pacific Corp.	94,154	8,412,660

		16,078,863

Semiconductors & Semiconductor Equipment 2.4%
Altera Corp.	32,821	1,724,744
Analog Devices, Inc.	34,037	2,046,304
Applied Materials, Inc.	130,280	2,184,796
Avago Technologies, Ltd.	28,193	3,471,404
Broadcom Corp. Class A	60,657	3,117,770
First Solar, Inc. (a)	8,212	468,659
Intel Corp.	515,859	17,466,986
KLA-Tencor Corp.	17,094	1,147,349
Lam Research Corp.	17,165	1,314,667
Linear Technology Corp.	26,016	1,155,631
Microchip Technology, Inc.	22,906	1,106,131
Micron Technology, Inc. (a)	116,805	1,934,291
NVIDIA Corp.	55,563	1,576,322
Qorvo, Inc. (a)	16,226	712,808
Skyworks Solutions, Inc.	20,697	1,598,636
Texas Instruments, Inc.	111,374	6,317,133
Xilinx, Inc.	28,067	1,336,551

		48,680,182

Software 4.2%
Activision Blizzard, Inc.	54,583	1,897,305
Adobe Systems, Inc. (a)	54,000	4,787,640
Autodesk, Inc. (a)	24,545	1,354,638
CA, Inc.	33,999	942,112
Citrix Systems, Inc. (a)	17,438	1,431,660
Electronic Arts, Inc. (a)	33,828	2,437,984
Intuit, Inc.	30,091	2,931,766
♦Microsoft Corp.	867,865	45,684,414
Oracle Corp.	352,883	13,705,976
Red Hat, Inc. (a)	19,910	1,575,080
Salesforce.com, Inc. (a)	67,320	5,231,437
Symantec Corp.	74,240	1,529,344

		83,509,356

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail 2.6%
Advance Auto Parts, Inc.	7,945	$1,576,526
AutoNation, Inc. (a)	8,494	536,736
AutoZone, Inc. (a)	3,350	2,627,774
Bed Bath & Beyond, Inc. (a)	18,403	1,097,371
Best Buy Co., Inc.	33,303	1,166,604
CarMax, Inc. (a)	22,575	1,332,151
GameStop Corp. Class A	11,580	533,491
Gap, Inc. (The)	25,814	702,657
Home Depot, Inc. (The)	139,339	17,227,874
L Brands, Inc.	27,879	2,675,826
Lowe’s Cos., Inc.	100,398	7,412,384
O’Reilly Automotive, Inc. (a)	10,786	2,979,740
Ross Stores, Inc.	44,901	2,271,093
Signet Jewelers, Ltd.	8,637	1,303,669
Staples, Inc.	69,834	907,144
Tiffany & Co.	12,173	1,003,542
TJX Cos., Inc. (The)	73,176	5,355,751
Tractor Supply Co.	14,738	1,361,644
Urban Outfitters, Inc. (a)	10,289	294,265

		52,366,242

Technology Hardware, Storage & Peripherals 4.5%
♦Apple, Inc. (b)	618,805	73,947,198
EMC Corp.	208,853	5,476,126
Hewlett-Packard Co.	196,015	5,284,564
NetApp, Inc.	32,562	1,107,108
SanDisk Corp.	22,184	1,708,168
Seagate Technology PLC	32,774	1,247,378
Western Digital Corp.	25,001	1,670,567

		90,441,109

Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.	30,017	936,530
Fossil Group, Inc. (a)	4,493	244,464
Hanesbrands, Inc.	43,673	1,394,916
Michael Kors Holdings, Ltd. (a)	20,988	810,976
NIKE, Inc. Class B	73,559	9,638,436
PVH Corp.	8,957	814,639
Ralph Lauren Corp.	6,485	718,344
Under Armour, Inc. Class A (a)	19,528	1,856,722
VF Corp.	36,949	2,494,797

		18,909,824

Thrifts & Mortgage Finance 0.0%‡
Hudson City Bancorp, Inc.	52,288	529,155

Tobacco 1.6%
Altria Group, Inc.	212,756	12,865,355
Philip Morris International, Inc.	168,103	14,860,305
Reynolds American, Inc.	89,942	4,345,998

		32,071,658

	Shares	Value
Trading Companies & Distributors 0.2%
Fastenal Co.	31,486	$1,232,992
United Rentals, Inc. (a)	10,349	774,726
W.W. Grainger, Inc.	6,586	1,383,060

		3,390,778

Total Common Stocks (Cost $820,313,965)		1,988,908,069	(c)

	Principal Amount
Short-Term Investments 1.0%
U.S. Government 1.0%
United States Treasury Bills 1.0%
0.00%—0.008%, due 3/3/16 (d)	$17,000,000	16,994,050
0.009—0.034%, due 1/14/16 (d)	1,700,000	1,699,728
0.055%, due 1/28/16 (b)(d)	1,000,000	999,800

Total Short-Term Investments (Cost $19,699,521)		19,693,578

Total Investments (Cost $840,013,486) (e)	100.0%	2,008,601,647
Other Assets, Less Liabilities	0.0 ‡	745,555
Net Assets	100.0%	$2,009,347,202

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.0% of net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	As of October 31, 2015, cost was $873,762,841 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$1,157,750,395
Gross unrealized depreciation	(22,911,589)

Net unrealized appreciation	$1,134,838,806

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount[2]	Unrealized Appreciation (Depreciation)[3]
Standard & Poor’s 500 Index Mini	189	December 2015	$19,596,465	$1,407,296

			$19,596,465	$1,407,296

1.	As of October 31, 2015, cash in the amount of $550,000 was on deposit with a broker for futures transactions.

2.	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.0% of net assets.

3.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,988,908,069	$—	$—	$1,988,908,069
Short-Term Investments
U.S. Government	—	19,693,578	—	19,693,578

Total Investments in Securities	1,988,908,069	19,693,578	—	2,008,601,647

Other Financial Instruments
Futures Contracts Long (b)	1,407,296	—	—	1,407,296

Total Investments in Securities and Other Financial Instruments	$1,990,315,365	$19,693,578	$—	$2,010,008,943

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $840,013,486)	$2,008,601,647
Cash collateral on deposit at broker	550,000
Cash	81,798
Receivables:
Dividends	2,285,954
Fund shares sold	1,740,535
Other assets	18,277

Total assets	2,013,278,211

Liabilities
Payables:
Fund shares redeemed	2,912,262
Manager (See Note 3)	398,639
Transfer agent (See Note 3)	320,061
NYLIFE Distributors (See Note 3)	126,204
Variation margin on futures contracts	82,312
Professional fees	32,684
Shareholder communication	30,416
Custodian	5,541
Trustees	4,857
Accrued expenses	18,033

Total liabilities	3,931,009

Net assets	$2,009,347,202

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,308
Additional paid-in capital	775,875,673

775,916,981
Undistributed net investment income	26,542,365
Accumulated net realized gain (loss) on investments and futures transactions	36,892,399
Net unrealized appreciation (depreciation) on investments and futures contracts	1,169,995,457

Net assets	$2,009,347,202

Class A
Net assets applicable to outstanding shares	$566,621,317

Shares of beneficial interest outstanding	11,737,541

Net asset value per share outstanding	$48.27
Maximum sales charge (3.00% of offering price)	1.49

Maximum offering price per share outstanding	$49.76

Investor Class
Net assets applicable to outstanding shares	$39,218,644

Shares of beneficial interest outstanding	813,265

Net asset value per share outstanding	$48.22
Maximum sales charge (3.00% of offering price)	1.49

Maximum offering price per share outstanding	$49.71

Class I
Net assets applicable to outstanding shares	$1,403,507,241

Shares of beneficial interest outstanding	28,756,843

Net asset value and offering price per share outstanding	$48.81

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$42,599,620

Expenses
Manager (See Note 3)	4,851,746
Transfer agent (See Note 3)	1,917,575
Distribution/Service—Class A (See Note 3)	1,432,211
Distribution/Service—Investor Class (See Note 3)	89,517
Professional fees	111,019
Shareholder communication	67,173
Registration	62,571
Custodian	60,856
Trustees	39,992
Miscellaneous	49,310

Total expenses before waiver/reimbursement	8,681,970
Expense waiver/reimbursement from Manager (See Note 3)	(39,104)

Net expenses	8,642,866

Net investment income (loss)	33,956,754

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	78,733,988
Futures transactions	6,619,573

Net realized gain (loss) on investments and futures transactions	85,353,561

Net change in unrealized appreciation (depreciation) on:
Investments	(16,806,127)
Futures contracts	(1,455,070)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(18,261,197)

Net realized and unrealized gain (loss) on investments and futures transactions	67,092,364

Net increase (decrease) in net assets resulting from operations	$101,049,118

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,962.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$33,956,754	$30,726,659
Net realized gain (loss) on investments and futures transactions	85,353,561	74,840,368
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(18,261,197)	206,225,712

Net increase (decrease) in net assets resulting from operations	101,049,118	311,792,739

Dividends and distributions to shareholders:
From net investment income:
Class A	(7,384,398)	(7,029,942)
Investor Class	(413,665)	(382,542)
Class I	(22,635,049)	(21,886,017)

	(30,433,112)	(29,298,501)

From net realized gain on investments:
Class A	(1,088,385)	—
Investor Class	(65,162)	—
Class I	(2,829,480)	—

	(3,983,027)	—

Total dividends and distributions to shareholders	(34,416,139)	(29,298,501)

Capital share transactions:
Net proceeds from sale of shares	438,722,370	440,177,007
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	34,158,477	29,091,533
Cost of shares redeemed	(610,315,406)	(514,811,851)

Increase (decrease) in net assets derived from capital share transactions	(137,434,559)	(45,543,311)

Net increase (decrease) in net assets	(70,801,580)	236,950,927

Net Assets
Beginning of year	2,080,148,782	1,843,197,855

End of year	$2,009,347,202	$2,080,148,782

Undistributed net investment income at end of year	$26,542,365	$23,880,530

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$46.85	$40.75	$32.74	$28.99	$27.34

Net investment income (loss)	0.70 (a)	0.60 (a)	0.57 (a)	0.47 (a)	0.42
Net realized and unrealized gain (loss) on investments	1.44	6.09	7.94	3.70	1.61
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	(0.00)‡	—

Total from investment operations	2.14	6.69	8.51	4.17	2.03

Less dividends and distributions:
From net investment income	(0.63)	(0.59)	(0.50)	(0.42)	(0.38)
From net realized gain on investments	(0.09)	—	—	—	—

Total dividends and distributions	(0.72)	(0.59)	(0.50)	(0.42)	(0.38)

Net asset value at end of year	$48.27	$46.85	$40.75	$32.74	$28.99

Total investment return (b)	4.60%	16.59%	26.38%	14.59%	7.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	1.37%	1.58%	1.47%	1.39%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.60%	0.62%	0.65%	0.68%	0.69%
Portfolio turnover rate	4%	4%	3%	9%	4%
Net assets at end of year (in 000’s)	$566,621	$549,803	$470,293	$408,258	$195,006

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$46.81	$40.73	$32.73	$28.98	$27.33

Net investment income (loss)	0.65 (a)	0.55 (a)	0.53 (a)	0.44 (a)	0.38
Net realized and unrealized gain (loss) on investments	1.44	6.08	7.94	3.70	1.62
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	(0.00)‡	—

Total from investment operations	2.09	6.63	8.47	4.14	2.00

Less dividends and distributions:
From net investment income	(0.59)	(0.55)	(0.47)	(0.39)	(0.35)
From net realized gain on investments	(0.09)	—	—	—	—

Total dividends and distributions	(0.68)	(0.55)	(0.47)	(0.39)	(0.35)

Net asset value at end of year	$48.22	$46.81	$40.73	$32.73	$28.98

Total investment return (b)	4.49%	16.45%	26.24%	14.48%	7.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	1.27%	1.47%	1.42%	1.29%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.81%	0.80%	0.83%	0.87%	0.91%
Portfolio turnover rate	4%	4%	3%	9%	4%
Net assets at end of year (in 000’s)	$39,219	$32,469	$27,916	$21,475	$20,134

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$47.35	$41.17	$33.06	$29.28	$27.60

Net investment income (loss)	0.83 (a)	0.71 (a)	0.67 (a)	0.55 (a)	0.50
Net realized and unrealized gain (loss) on investments	1.46	6.15	8.01	3.73	1.63
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	(0.00)‡	—

Total from investment operations	2.29	6.86	8.68	4.28	2.13

Less dividends and distributions:
From net investment income	(0.74)	(0.68)	(0.57)	(0.50)	(0.45)
From net realized gain on investments	(0.09)	—	—	—	—

Total dividends and distributions	(0.83)	(0.68)	(0.57)	(0.50)	(0.45)

Net asset value at end of year	$48.81	$47.35	$41.17	$33.06	$29.28

Total investment return (b)	4.88%	16.88%	26.70%	14.84%	7.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74%	1.62%	1.83%	1.77%	1.64%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.35%	0.37%	0.40%	0.43%	0.44%
Portfolio turnover rate	4%	4%	3%	9%	4%
Net assets at end of year (in 000’s)	$1,403,507	$1,497,877	$1,344,989	$1,206,641	$1,109,073

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The

Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

23

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued

24	MainStay S&P 500 Index Fund

as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

25

Notes to Financial Statements (continued)

(J)  Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instrument as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$1,407,296	$1,407,296

Total Fair Value		$1,407,296	$1,407,296

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$6,619,573	$6,619,573

Total Realized Gain (Loss)		$6,619,573	$6,619,573

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,455,070)	$(1,455,070)

Total Change in Unrealized Appreciation (Depreciation)		$(1,455,070)	$(1,455,070)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$37,353,531	$37,353,531

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. During the year ended October 31, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life

26	MainStay S&P 500 Index Fund

Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $4,851,746 and waived its fees and/or reimbursed expenses in the amount of $39,104.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $42,339 and $10,384, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $942.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$513,953
Investor Class	108,457
Class I	1,295,165

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$324,409,468	23.1%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$28,925,256	$69,666,159	$—	$1,134,838,806	$1,233,430,221

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Real Estate Investment Trusts (REITs), return of capital distributions received and mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(861,807)	$(10,927,918)	$11,789,725

The reclassifications for the Fund are primarily due to return of capital distributions, capital gain distributions from REITs and distributions in connection with redemption of fund shares.

27

Notes to Financial Statements (continued)

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$30,433,112	$29,298,501
Long-Term Capital Gain	3,983,027	—
Total	$34,416,139	$29,298,501

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $72,295 and $138,989, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,610,853	$76,066,723
Shares issued to shareholders in reinvestment of dividends and distributions	174,339	8,232,273
Shares redeemed	(1,804,710)	(85,542,410)

Net increase (decrease) in shares outstanding before conversion	(19,518)	(1,243,414)
Shares converted into Class A (See Note 1)	50,354	2,432,458
Shares converted from Class A (See Note 1)	(29,051)	(1,327,037)

Net increase (decrease)	1,785	$(137,993)

Year ended October 31, 2014:
Shares sold	1,759,097	$75,658,165
Shares issued to shareholders in reinvestment of dividends and distributions	164,021	6,842,973
Shares redeemed	(1,781,515)	(77,330,297)

Net increase (decrease) in shares outstanding before conversion	141,603	5,170,841
Shares converted into Class A (See Note 1)	65,091	2,854,312
Shares converted from Class A (See Note 1)	(11,440)	(505,322)

Net increase (decrease)	195,254	$7,519,831

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	242,522	$11,525,322
Shares issued to shareholders in reinvestment of dividends and distributions	10,120	477,845
Shares redeemed	(111,731)	(5,272,681)

Net increase (decrease) in shares outstanding before conversion	140,911	6,730,486
Shares converted into Investor Class (See Note 1)	29,073	1,327,037
Shares converted from Investor Class (See Note 1)	(50,372)	(2,432,458)

Net increase (decrease)	119,612	$5,625,065

Year ended October 31, 2014:
Shares sold	177,966	$7,748,708
Shares issued to shareholders in reinvestment of dividends and distributions	8,903	371,420
Shares redeemed	(124,994)	(5,461,269)

Net increase (decrease) in shares outstanding before conversion	61,875	2,658,859
Shares converted into Investor Class (See Note 1)	11,445	505,322
Shares converted from Investor Class (See Note 1)	(65,118)	(2,854,312)

Net increase (decrease)	8,202	$309,869

28	MainStay S&P 500 Index Fund

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	7,443,308	$351,130,325
Shares issued to shareholders in reinvestment of dividends and distributions	534,293	25,448,359
Shares redeemed	(10,855,425)	(519,500,315)

Net increase (decrease)	(2,877,824)	$(142,921,631)

Year ended October 31, 2014:
Shares sold	8,115,689	$356,770,134
Shares issued to shareholders in reinvestment of dividends and distributions	519,894	21,877,140
Shares redeemed	(9,668,869)	(432,020,285)

Net increase (decrease)	(1,033,286)	$(53,373,011)

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. A decision has not been issued.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 10–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay S&P 500 Index Fund (the “Fund”), one of the funds constituting Mainstay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay S&P 500 Index Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

30	MainStay S&P 500 Index Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $15,382,830 as long term capital gain distributions.

For the fiscal year ended October 31, 2015 the Fund designated approximately $30,433,112 under the Internal Revenue Code as Qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay S&P 500 Index Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

34	MainStay S&P 500 Index Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay S&P 500 Index Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673149 MS291-15	MSSP11-12/15 (NYLIM) NL226

MainStay Retirement Funds

Message from the President and Annual Report

October 31, 2015

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

This page intentionally left blank

Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund(s) during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.36 1.21%	5.30 6.49%	3.86 4.57%	1.28 1.28%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.52 1.04	5.20 6.40	3.79 4.50	1.37 1.37
Class I Shares	No Sales Charge		1.46	6.78	4.84	1.03
Class R1 Shares[4]	No Sales Charge		1.35	6.67	4.74	1.15
Class R2 Shares[5]	No Sales Charge		1.11	6.42	4.49	1.38
Class R3 Shares[6]	No Sales Charge		0.83	6.14	4.21	1.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	5.20%	14.33%	6.24%
MSCI EAFE® Index[8]	–0.07	4.81	–0.10
Barclays U.S. Aggregate Bond Index[9]	1.96	3.03	4.86
Retirement 2010 Composite Index[10]	2.98	7.27	4.70
Average Lipper Mixed-Asset Target 2010 Fund[11]	0.13	5.16	3.04

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2010 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$985.70	$1.85	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$984.90	$2.35	$1,022.80	$2.40

Class I Shares	$1,000.00	$986.80	$0.60	$1,024.60	$0.61

Class R1 Shares	$1,000.00	$986.80	$1.10	$1,024.10	$1.12

Class R2 Shares	$1,000.00	$985.80	$2.35	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$984.10	$3.60	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

7

Investment Objectives of Underlying Funds as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 1.21% for Class A shares and 1.04% for Investor Class shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 1.46%, Class R1 shares returned 1.35%, Class R2 shares returned 1.11% and Class R3 shares returned 0.83%. For the 12 months ended October 31, 2015, all share classes underperformed the 5.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –0.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2015, all share classes underperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index2 and the 2.98% return of the Retirement 2010 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2010 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 0.13% return of the Average Lipper3 Mixed-Asset Target 2010 Fund for the 12 months ended October 31, 2015. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities and to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. During the reporting period, U.S. large-cap stocks generally outperformed fixed-income securities and strongly outperformed international and emerging-market stocks.

The Retirement 2010 Composite Index reflects a broader mix of asset classes. During the reporting period, the most significant factor influencing the Fund’s performance relative to this Index was the performance of the Underlying Funds. During the reporting period, contributions from individual Underlying Funds were mixed. (Contributions take weightings and total returns into account.) A few Underlying Funds, including MainStay Total Return Bond Fund, detracted from the Fund’s relative performance, while others, including MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund, helped the Fund’s relative performance.

Returns associated with the management of the Fund’s asset-allocation policy were negative during the reporting period. We believed that the Fund’s overall blend of stocks and bonds was appropriate, but a bias toward small-cap stocks and significant allocations to Underlying Funds that invest in emerging-market equities detracted from the Fund’s relative performance. Positioning in the fixed-income portion of the Fund had little impact on performance because of counterbalancing forces. Our cautious stance on interest-rate risk during the reporting period steered us toward short-duration assets, which provided lower returns than longer-maturity bonds as yields dropped modestly during the reporting period. Fortunately, this drag on performance was somewhat offset by largely avoiding foreign bonds, which showed poor performance during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Active positioning in the Fund was restrained through much of the reporting period. Equity valuations have risen significantly in recent years and, in our opinion, no longer appear to offer much of a bargain. Further, we believe that a strong dollar and a likely rise in wage pressures may diminish profit margins in the quarters ahead, eroding earnings growth. We believe that the U.S. economy, driven by robust gains in personal consumption, appears relatively healthy and that equities appear attractively positioned in relation to fixed-income alternatives. Since these influences balance one another out, we maintained a position close to that of the Retirement 2010 Composite Index for much of the reporting period. The global equity sell-off in August and

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index
3.	See footnote on page 6 for more information about Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

September did provide an opportunity to add to the Fund’s equity positions, but because prices later recovered significantly, we began to reduce that exposure.

Weak returns within the equity portion of the Fund came from leaning toward small-cap stocks and emerging-market equities. We moved toward small-cap stocks because we believed that large-cap multinational companies would be vulnerable to weak consumption abroad and that they would be hurt by a strong U.S. dollar. Unfortunately, the performance of these companies during the reporting period implied otherwise. In our opinion, valuations among emerging-market equities looked very attractive during the reporting period vis-à-vis historical standards, and we believed that emerging-market companies would be primary beneficiaries should global growth stabilize and then reaccelerate.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary intervention inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s allocations were fairly stable during the reporting period. One of the more consequential changes was an increase in the Fund’s allocation to iShares Russell 2000 Index ETF, driven by our desire to own stock in companies with significant exposure to domestic spending. The increase in exposure was sourced from a variety of large-cap equity Underlying Funds, including MainStay ICAP Equity Fund and MainStay MAP Fund. We also increased the Fund’s positions in MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund as credit spreads5 widened. In our opinion, wider spreads made the return potential in this part of the market more appealing. We enlarged the Fund’s position in iShares TIPS Bond ETF in anticipation of rising inflationary pressures. Exposure among Underlying Funds that invest in emerging-market equities was reconstituted, with the Fund exiting its position in Guggenheim China Small Cap ETF and establishing positions in iShares MSCI India ETF and Market Vectors India Small-Cap Index ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

During the reporting period, the Underlying Equity Funds that provided the highest total returns were MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. At the other end of the spectrum, the lowest total returns came from Underlying Equity Funds that invested in emerging markets. Market Vectors Africa Index ETF and iShares MSCI Poland Capped ETF were particularly weak performers.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Because of position size and strong performance, the most significant contribution to return came from MainStay Large Cap Growth Fund. MainStay S&P 500 Index Fund was next in line. Also as a result of position size and performance, MainStay ICAP International Fund was the largest detractor from the Fund’s performance. SPDR S&P Emerging Markets Small Cap ETF was also a weak performer during the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to push U.S. Treasury yields a touch lower across much of the yield curve.6 Indications of growing wage pressure and an impending “lift-off” from a near-zero interest-rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Outside of emerging-market debt, which was particularly weak during the reporting period, there has been relatively little dispersion of returns across fixed-income sectors. Investment-grade bonds provided better returns than speculative-grade issues, and nominal bonds were better than inflation-indexed instruments, but the degree of difference in both cases was relatively small.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Retirement 2010 Fund

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Indexed Bond Fund provided the strongest positive contribution to the Fund’s performance, with a much smaller position in the MainStay Short Duration High Yield Fund providing a much smaller positive impact. Vanguard Short-Term Inflation-Protected Securities ETF was a weak performer for the Fund, as was iShares TIPS Bond ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2015

	Shares	Value
Affiliated Investment Companies 85.2%†
Equity Funds 31.7%
MainStay Common Stock Fund Class I	142,393	$2,889,159
MainStay Epoch International Small Cap Fund Class I	35,209	775,654
MainStay Epoch U.S. All Cap Fund Class I	128,086	3,717,049
MainStay ICAP Equity Fund Class I	33,345	1,707,936
MainStay ICAP International Fund Class I	62,632	2,023,026
MainStay International Equity Fund Class I	69,320	942,062
MainStay Large Cap Growth Fund Class I	288,905	3,221,293
MainStay MAP Fund Class I	61,544	2,729,456
MainStay S&P 500 Index Fund Class I	61,493	3,001,458

Total Equity Funds (Cost $15,771,145)		21,007,093

Fixed Income Funds 53.5%
MainStay Floating Rate Fund Class I	13,021	119,270
MainStay High Yield Corporate Bond Fund Class I	370,720	2,068,616
MainStay Indexed Bond Fund Class I (a)	1,290,036	14,190,395
MainStay Short Duration High Yield Fund Class I	303,015	2,960,461
MainStay Total Return Bond Fund Class I	1,550,271	16,215,833

Total Fixed Income Funds (Cost $36,005,609)		35,554,575

Total Affiliated Investment Companies (Cost $51,776,754)		56,561,668

Unaffiliated Investment Companies 12.0%
Equity Funds 6.2%
iShares MSCI All Country Asia ex-Japan ETF	9,424	532,362
iShares MSCI Frontier 100 ETF	2,953	78,963
iShares MSCI India ETF	2,207	62,855
iShares MSCI Philippines ETF	1,737	61,160
iShares MSCI Poland Capped ETF	1,205	24,618
iShares Russell 2000 Index ETF	24,406	2,814,989
Market Vectors Africa Index ETF	3,656	74,802
Market Vectors India Small-Cap Index ETF	880	37,620
SPDR S&P Emerging Markets Small Cap ETF	11,080	434,890

Total Equity Funds (Cost $4,239,987)		4,122,259

Fixed Income Funds 5.8%
iShares TIPS Bond ETF	11,818	1,311,325
Vanguard Short-Term Inflation-Protected Securities ETF	51,982	2,516,968

Total Fixed Income Funds (Cost $3,908,088)		3,828,293

Total Unaffiliated Investment Companies (Cost $8,148,075)		7,950,552

	Principal Amount	Value
Short-Term Investment 3.3%
Repurchase Agreement 3.3%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $2,220,135 (Collateralized by a United States Treasury Note with a rate of 1.25% and a maturity date of 1/31/20, with a Principal Amount of $2,275,000 and a Market Value of $2,266,469)	$2,220,135	$2,220,135

Total Short-Term Investment (Cost $2,220,135)		2,220,135

Total Investments (Cost $62,144,964) (b)	100.5%	66,732,355
Other Assets, Less Liabilities	(0.5)	(302,178)
Net Assets	100.0%	$66,430,177

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2015, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2015, cost was $62,857,366 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,564,605
Gross unrealized depreciation	(689,616)

Net unrealized appreciation	$3,874,989

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$21,007,093	$—	$—	$21,007,093
Fixed Income Funds	35,554,575	—	—	35,554,575

Total Affiliated Investment Companies	56,561,668	—	—	56,561,668

Unaffiliated Investment Companies
Equity Funds	4,122,259	—	—	4,122,259
Fixed Income Funds	3,828,293	—	—	3,828,293

Total Unaffiliated Investment Companies	7,950,552	—	—	7,950,552

Short-Term Investment
Repurchase Agreement	—	2,220,135	—	2,220,135

Total Investments in Securities	$64,512,220	$2,220,135	$—	$66,732,355

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $51,776,754)	$56,561,668
Investment in unaffiliated investment companies, at value (identified cost $8,148,075)	7,950,552
Repurchase agreement, at value (identified cost $2,220,135)	2,220,135
Receivables:
Fund shares sold	74,644
Manager (See Note 3)	9,424
Other assets	23,498

Total assets	66,839,921

Liabilities
Due to custodian	34,721
Payables:
Fund shares redeemed	336,811
Transfer agent (See Note 3)	16,792
Professional fees	12,217
NYLIFE Distributors (See Note 3)	2,408
Shareholder communication	1,983
Custodian	1,138
Trustees	164
Accrued expenses	3,510

Total liabilities	409,744

Net assets	$66,430,177

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,358
Additional paid-in capital	60,271,255

60,277,613
Undistributed net investment income	908,837
Accumulated net realized gain (loss) on investments	656,336
Net unrealized appreciation (depreciation) on investments	4,587,391

Net assets	$66,430,177

Class A
Net assets applicable to outstanding shares	$7,498,138

Shares of beneficial interest outstanding	722,928

Net asset value per share outstanding	$10.37
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.97

Investor Class
Net assets applicable to outstanding shares	$1,389,104

Shares of beneficial interest outstanding	133,379

Net asset value per share outstanding	$10.41
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.02

Class I
Net assets applicable to outstanding shares	$39,519,466

Shares of beneficial interest outstanding	3,777,301

Net asset value and offering price per share outstanding	$10.46

Class R1
Net assets applicable to outstanding shares	$15,644,854

Shares of beneficial interest outstanding	1,495,713

Net asset value and offering price per share outstanding	$10.46

Class R2
Net assets applicable to outstanding shares	$2,367,992

Shares of beneficial interest outstanding	228,003

Net asset value and offering price per share outstanding	$10.39

Class R3
Net assets applicable to outstanding shares	$10,623

Shares of beneficial interest outstanding	1,007

Net asset value and offering price per share outstanding	$10.55

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,507,014
Dividend distributions from unaffiliated investment companies	113,990

Total income	1,621,004

Expenses
Transfer agent (See Note 3)	107,902
Registration	76,366
Manager (See Note 3)	70,522
Professional fees	33,048
Distribution/Service—Class A (See Note 3)	17,688
Distribution/Service—Investor Class (See Note 3)	3,463
Distribution/Service—Class R2 (See Note 3)	6,486
Distribution/Service—Class R3 (See Note 3)	54
Shareholder service (See Note 3)	19,557
Custodian	9,268
Shareholder communication	3,671
Trustees	1,373
Miscellaneous	7,965

Total expenses before waiver/reimbursement	357,363
Expense waiver/reimbursement from Manager (See Note 3)	(220,578)

Net expenses	136,785

Net investment income (loss)	1,484,219

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	388,384
Unaffiliated investment company transactions	(158,776)
Realized capital gain distributions from affiliated investment companies	1,324,525
Realized capital gain distributions from unaffiliated investment companies	7,947

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,562,080

Net change in unrealized appreciation (depreciation) on investments	(2,094,632)

Net realized and unrealized gain (loss) on investments	(532,552)

Net increase (decrease) in net assets resulting from operations	$951,667

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,484,219	$1,196,122
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,562,080	2,053,963
Net change in unrealized appreciation (depreciation) on investments	(2,094,632)	803,232

Net increase (decrease) in net assets resulting from operations	951,667	4,053,317

Dividends and distributions to shareholders:
From net investment income:
Class A	(184,184)	(453,843)
Investor Class	(20,835)	(22,991)
Class I	(910,631)	(626,013)
Class R1	(334,395)	—
Class R2	(43,460)	(46,081)
Class R3	(142)	—

	(1,493,647)	(1,148,928)

From net realized gain on investments:
Class A	(249,564)	(1,162,405)
Investor Class	(32,806)	(60,735)
Class I	(1,078,796)	(1,395,466)
Class R1	(417,833)	—
Class R2	(65,500)	(115,231)
Class R3	(254)	(656)

	(1,844,753)	(2,734,493)

Total dividends and distributions to shareholders	(3,338,400)	(3,883,421)

Capital share transactions:
Net proceeds from sale of shares	13,106,880	43,211,272
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,336,802	3,880,941
Cost of shares redeemed	(23,487,907)	(31,732,941)

Increase (decrease) in net assets derived from capital share transactions	(7,044,225)	15,359,272

Net increase (decrease) in net assets	(9,430,958)	15,529,168

Net Assets
Beginning of year	75,861,135	60,331,967

End of year	$66,430,177	$75,861,135

Undistributed net investment income at end of year	$908,837	$834,279

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.70	$10.74	$10.10	$10.01	$10.04

Net investment income (loss) (a)	0.21	0.18	0.18	0.19	0.22
Net realized and unrealized gain (loss) on investments	(0.09)	0.49	0.99	0.68	0.14

Total from investment operations	0.12	0.67	1.17	0.87	0.36

Less dividends and distributions:
From net investment income	(0.19)	(0.20)	(0.28)	(0.22)	(0.25)
From net realized gain on investments	(0.26)	(0.51)	(0.25)	(0.56)	(0.14)

Total dividends and distributions	(0.45)	(0.71)	(0.53)	(0.78)	(0.39)

Net asset value at end of year	$10.37	$10.70	$10.74	$10.10	$10.01

Total investment return (b)	1.21%	6.54%	12.16%	9.40%	3.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03%	1.75%	1.78%	1.93%	2.18%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.68%	0.67%	0.75%	0.69%	0.78%
Portfolio turnover rate	48%	69%	82%	95%	107%
Net assets at end of year (in 000’s)	$7,498	$9,099	$24,907	$6,064	$6,358

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.73	$10.77	$10.13	$10.03	$10.07

Net investment income (loss) (a)	0.19	0.18	0.19	0.18	0.21
Net realized and unrealized gain (loss) on investments	(0.08)	0.48	0.97	0.69	0.13

Total from investment operations	0.11	0.66	1.16	0.87	0.34

Less dividends and distributions:
From net investment income	(0.17)	(0.19)	(0.27)	(0.21)	(0.24)
From net realized gain on investments	(0.26)	(0.51)	(0.25)	(0.56)	(0.14)

Total dividends and distributions	(0.43)	(0.70)	(0.52)	(0.77)	(0.38)

Net asset value at end of year	$10.41	$10.73	$10.77	$10.13	$10.03

Total investment return (b)	1.04%	6.46%	12.06%	9.35%	3.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%	1.67%	1.81%	1.79%	2.03%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.90%	0.76%	1.01%	1.11%	1.42%
Portfolio turnover rate	48%	69%	82%	95%	107%
Net assets at end of year (in 000’s)	$1,389	$1,343	$1,245	$977	$601

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.79	$10.83	$10.19	$10.08	$10.11

Net investment income (loss) (a)	0.23	0.21	0.22	0.22	0.24
Net realized and unrealized gain (loss) on investments	(0.08)	0.49	0.98	0.69	0.14

Total from investment operations	0.15	0.70	1.20	0.91	0.38

Less dividends and distributions:
From net investment income	(0.22)	(0.23)	(0.31)	(0.24)	(0.27)
From net realized gain on investments	(0.26)	(0.51)	(0.25)	(0.56)	(0.14)

Total dividends and distributions	(0.48)	(0.74)	(0.56)	(0.80)	(0.41)

Net asset value at end of year	$10.46	$10.79	$10.83	$10.19	$10.08

Total investment return (b)	1.46%	6.79%	12.41%	9.72%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17%	2.02%	2.18%	2.25%	2.36%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.43%	0.42%	0.50%	0.44%	0.53%
Portfolio turnover rate	48%	69%	82%	95%	107%
Net assets at end of year (in 000’s)	$39,519	$45,279	$31,739	$29,583	$43,984

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Year ended October 31, 2015	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$10.79	$10.78

Net investment income (loss) (a)	0.22	0.04
Net realized and unrealized gain (loss) on investments	(0.08)	(0.03)

Total from investment operations	0.14	0.01

Less dividends and distributions:
From net investment income	(0.21)	—
From net realized gain on investments	(0.26)	—

Total dividends and distributions	(0.47)	—

Net asset value at end of period	$10.46	$10.79

Total investment return (b)	1.35%	0.09	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06%	2.07	%††
Net expenses (e)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.53%	0.54	%††
Portfolio turnover rate	48%	69%
Net assets at end of period (in 000’s)	$15,645	$17,477

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.71	$10.75	$10.12	$10.01	$10.05

Net investment income (loss) (a)	0.19	0.17	0.21	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.08)	0.50	0.94	0.70	0.14

Total from investment operations	0.11	0.67	1.15	0.88	0.34

Less dividends and distributions:
From net investment income	(0.17)	(0.20)	(0.27)	(0.21)	(0.24)
From net realized gain on investments	(0.26)	(0.51)	(0.25)	(0.56)	(0.14)

Total dividends and distributions	(0.43)	(0.71)	(0.52)	(0.77)	(0.38)

Net asset value at end of year	$10.39	$10.71	$10.75	$10.12	$10.01

Total investment return (b)	1.11%	6.58%	11.91%	9.33%	3.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%	1.65%	2.02%	1.82%	2.04%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.78%	0.77%	0.85%	0.79%	0.88%
Portfolio turnover rate	48%	69%	82%	95%	107%
Net assets at end of year (in 000’s)	$2,368	$2,652	$2,428	$16,234	$14,890

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.87	$10.73	$10.09	$10.00	$10.04

Net investment income (loss) (a)	0.17	0.15	0.19	0.15	0.18
Net realized and unrealized gain (loss) on investments	(0.08)	0.50	0.94	0.69	0.13

Total from investment operations	0.09	0.65	1.13	0.84	0.31

Less dividends and distributions:
From net investment income	(0.15)	—	(0.24)	(0.19)	(0.21)
From net realized gain on investments	(0.26)	(0.51)	(0.25)	(0.56)	(0.14)

Total dividends and distributions	(0.41)	(0.51)	(0.49)	(0.75)	(0.35)

Net asset value at end of year	$10.55	$10.87	$10.73	$10.09	$10.00

Total investment return (b)	0.83%	6.27%	11.76%	9.05%	3.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.44%	1.84%	1.55%	1.82%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	1.03%	1.02%	1.10%	1.04%	1.13%
Portfolio turnover rate	48%	69%	82%	95%	107%
Net assets at end of year (in 000’s)	$11	$11	$13	$867	$735

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.09 1.50%	6.34 7.55%	3.77 4.48%	1.20 1.20%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.12 1.46	6.25 7.46	3.68 4.39	1.37 1.37
Class I Shares	No Sales Charge		1.82	7.84	4.73	0.94
Class R1 Shares[4]	No Sales Charge		1.67	7.74	4.63	1.03
Class R2 Shares[5]	No Sales Charge		1.43	7.46	4.38	1.29
Class R3 Shares[6]	No Sales Charge		1.13	7.17	4.10	1.54

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	5.20%	14.33%	6.24%
MSCI EAFE® Index[8]	–0.07	4.81	–0.10
Barclays U.S. Aggregate Bond Index[9]	1.96	3.03	4.86
Retirement 2020 Composite Index[10]	3.36	8.57	4.63
Average Lipper Mixed-Asset Target 2020 Fund[11]	0.19	5.96	3.06

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2020 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$980.90	$1.85	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$980.90	$2.35	$1,022.80	$2.40

Class I Shares	$1,000.00	$982.80	$0.60	$1,024.60	$0.61

Class R1 Shares	$1,000.00	$981.90	$1.10	$1,024.10	$1.12

Class R2 Shares	$1,000.00	$980.90	$2.35	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$979.20	$3.59	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 1.50% for Class A shares and 1.46% for Investor Class shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 1.82%, Class R1 shares returned 1.67%, Class R2 shares returned 1.43% and Class R3 shares returned 1.13%. For the 12 months ended October 31, 2015, all share classes underperformed the 5.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –0.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2015, all share classes underperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index2 and the 3.36% return of the Retirement 2020 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2020 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 0.19% return of the Average Lipper3 Mixed-Asset Target 2020 Fund for the 12 months ended October 31, 2015. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities and to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. During the reporting period, U.S. large-cap stocks generally outperformed fixed-income securities and strongly outperformed international and emerging-market stocks.

The Retirement 2020 Composite Index reflects a broader mix of asset classes. During the reporting period, the most significant factor influencing the Fund’s performance relative to this Index was the performance of the Underlying Funds. During the reporting period, contributions from individual Underlying Funds were mixed. (Contributions take weightings and total returns into account.) A few Underlying Funds, including MainStay Total Return Bond Fund, detracted from the Fund’s relative performance, while others, including MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund, helped the Fund’s relative performance.

Returns associated with the management of the Fund’s asset-allocation policy were negative during the reporting period. We believed that the Fund’s overall blend of stocks and bonds was appropriate, but a bias toward small-cap stocks and significant allocations to Underlying Funds that invest in emerging-market equities detracted from the Fund’s relative performance. Positioning in the fixed-income portion of the Fund had little impact on performance because of counterbalancing forces. Our cautious stance on interest-rate risk during the reporting period steered us toward short-duration assets, which provided lower returns than longer-maturity bonds as yields dropped modestly during the reporting period. Fortunately, this drag on performance was somewhat offset by largely avoiding foreign bonds, which showed poor performance during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Active positioning in the Fund was restrained through much of the reporting period. Equity valuations have risen significantly in recent years and, in our opinion, no longer appear to offer much of a bargain. Further, we believe that a strong dollar and a likely rise in wage pressures may diminish profit margins in the quarters ahead, eroding earnings growth. We believe that the U.S. economy, driven by robust gains in personal consumption, appears relatively healthy and that equities appear attractively positioned in relation to fixed-income alternatives. Since these influences balance one another out, we maintained a position

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index
3.	See footnote on page 21 for more information about Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Retirement 2020 Fund

close to that of the Retirement 2020 Composite Index for much of the reporting period. The global equity sell-off in August and September did provide an opportunity to add to the Fund’s equity positions, but because prices later recovered significantly, we began to reduce that exposure.

Weak returns within the equity portion of the Fund came from leaning toward small-cap stocks and emerging-market equities. We moved toward small-cap stocks because we believed that large-cap multinational companies would be vulnerable to weak consumption abroad and that they would be hurt by a strong U.S. dollar. Unfortunately, the performance of these companies during the reporting period implied otherwise. In our opinion, valuations among emerging-market equities looked very attractive during the reporting period vis-à-vis historical standards, and we believed that emerging-market companies would be primary beneficiaries should global growth stabilize and then reaccelerate.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary intervention inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s allocations were fairly stable during the reporting period. One of the more consequential changes was an increase in the Fund’s allocation to iShares Russell 2000 Index ETF, driven by our desire to own stock in companies with significant exposure to domestic spending. The increase in exposure was sourced from a variety of large-cap equity Underlying Funds, including MainStay ICAP Equity Fund and MainStay MAP Fund. We also increased the Fund’s positions in MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund as credit spreads5 widened. In our opinion, wider spreads made the return potential in this part of the market more appealing. We enlarged the Fund’s position in iShares TIPS Bond ETF in anticipation of rising inflationary pressures. Exposure among Underlying Funds that invest in emerging-market equities was reconstituted, with the Fund exiting its position in Guggenheim China Small Cap ETF and establishing positions in iShares MSCI India ETF and Market Vectors India Small-Cap Index ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

During the reporting period, the Underlying Equity Funds that provided the highest total returns were MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. At the other end of the spectrum, the lowest total returns came from Underlying Equity Funds that invested in emerging markets. Market Vectors Africa Index ETF and iShares MSCI Poland Capped ETF were particularly weak performers.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Because of position size and strong performance, the most significant contribution to return came from MainStay Large Cap Growth Fund. MainStay S&P 500 Index Fund was next in line. Also as a result of position size and performance, MainStay ICAP International Fund was the largest detractor from the Fund’s performance. SPDR S&P Emerging Markets Small Cap ETF was also a weak performer during the reporting period.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to push U.S. Treasury yields a touch lower across much of the yield curve.6 Indications of growing wage pressure and an impending “lift-off” from a near-zero interest-rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Outside of emerging-market debt, which was particularly weak during the reporting period, there has been relatively little dispersion of returns across fixed-income sectors. Investment-grade bonds provided better returns than speculative-grade issues, and nominal bonds were better than inflation-indexed instruments, but the degree of difference in both cases was relatively small.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

25

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

A comparatively large position in MainStay Indexed Bond Fund provided the strongest positive contribution to the Fund’s performance, with a much smaller position in the MainStay Short Duration High Yield Fund providing a much smaller positive impact. Vanguard Short-Term Inflation-Protected Securities ETF was a weak performer for the Fund, as was iShares TIPS Bond ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Retirement 2020 Fund

Portfolio of Investments October 31, 2015

	Shares	Value
Affiliated Investment Companies 84.0%†
Equity Funds 49.2%
MainStay Common Stock Fund Class I (a)	605,685	$12,289,352
MainStay Epoch International Small Cap Fund Class I (a)	158,003	3,480,795
MainStay Epoch U.S. All Cap Fund Class I	425,447	12,346,479
MainStay ICAP Equity Fund Class I	156,989	8,040,988
MainStay ICAP International Fund Class I	308,056	9,950,194
MainStay International Equity Fund Class I	340,178	4,623,016
MainStay Large Cap Growth Fund Class I	976,313	10,885,890
MainStay MAP Fund Class I	267,592	11,867,717
MainStay S&P 500 Index Fund Class I	234,390	11,440,585

Total Equity Funds (Cost $67,030,092)		84,925,016

Fixed Income Funds 34.8%
MainStay Floating Rate Fund Class I	3,871	35,454
MainStay High Yield Corporate Bond Fund Class I	344,048	1,919,790
MainStay Indexed Bond Fund Class I (a)	1,164,968	12,814,652
MainStay Short Duration High Yield Fund Class I	779,165	7,612,447
MainStay Total Return Bond Fund Class I	3,601,246	37,669,029

Total Fixed Income Funds (Cost $61,038,431)		60,051,372

Total Affiliated Investment Companies (Cost $128,068,523)		144,976,388

Unaffiliated Investment Companies 12.7%
Equity Funds 8.4%
iShares MSCI All Country Asia ex-Japan ETF	34,494	1,948,566
iShares MSCI Frontier 100 ETF	10,454	279,540
iShares MSCI India ETF	7,905	225,134
iShares MSCI Philippines ETF	6,437	226,647
iShares MSCI Poland Capped ETF	4,275	87,338
iShares Russell 2000 Index ETF	84,373	9,731,582
Market Vectors Africa Index ETF	13,543	277,090
Market Vectors India Small-Cap Index ETF	3,179	135,902
SPDR S&P Emerging Markets Small Cap ETF	41,554	1,630,995

Total Equity Funds (Cost $14,342,716)		14,542,794

Fixed Income Funds 4.3%
iShares TIPS Bond ETF	22,006	2,441,786
Vanguard Short-Term Inflation-Protected Securities ETF	101,344	4,907,076

Total Fixed Income Funds (Cost $7,424,991)		7,348,862

Total Unaffiliated Investment Companies (Cost $21,767,707)		21,891,656

	Principal Amount	Value
Short-Term Investment 3.3%
Repurchase Agreement 3.3%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $5,748,301 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 1/8/20, with a Principal Amount of $5,810,000 and a Market Value of $5,868,100)	$5,748,301	$5,748,301

Total Short-Term Investment (Cost $5,748,301)		5,748,301

Total Investments (Cost $155,584,531) (b)	100.0%	172,616,345
Other Assets, Less Liabilities	0.0 ‡	2,427
Net Assets	100.0%	$172,618,772

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of October 31, 2015, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2015, cost was $157,510,077 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$16,710,210
Gross unrealized depreciation	(1,603,942)

Net unrealized appreciation	$15,106,268

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$84,925,016	$—	$—	$84,925,016
Fixed Income Funds	60,051,372	—	—	60,051,372

Total Affiliated Investment Companies	144,976,388	—	—	144,976,388

Unaffiliated Investment Companies
Equity Funds	14,542,794	—	—	14,542,794
Fixed Income Funds	7,348,862	—	—	7,348,862

Total Unaffiliated Investment Companies	21,891,656	—	—	21,891,656

Short-Term Investment
Repurchase Agreement	—	5,748,301	—	5,748,301

Total Investments in Securities	$166,868,044	$5,748,301	$—	$172,616,345

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $128,068,523)	$144,976,388
Investment in unaffiliated investment companies, at value (identified cost $21,767,707)	21,891,656
Repurchase agreement, at value (identified cost $5,748,301)	5,748,301
Receivables:
Fund shares sold	169,603
Manager (See Note 3)	2,530
Other assets	25,206

Total assets	172,813,684

Liabilities
Due to custodian	111,565
Payables:
Fund shares redeemed	33,548
Transfer agent (See Note 3)	20,159
Professional fees	13,265
NYLIFE Distributors (See Note 3)	5,733
Shareholder communication	4,912
Custodian	1,307
Trustees	420
Accrued expenses	4,003

Total liabilities	194,912

Net assets	$172,618,772

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,952
Additional paid-in capital	152,010,806

152,026,758
Undistributed net investment income	1,548,489
Accumulated net realized gain (loss) on investments	2,011,711
Net unrealized appreciation (depreciation) on investments	17,031,814

Net assets	$172,618,772

Class A
Net assets applicable to outstanding shares	$17,154,962

Shares of beneficial interest outstanding	1,593,780

Net asset value per share outstanding	$10.76
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.39

Investor Class
Net assets applicable to outstanding shares	$7,394,827

Shares of beneficial interest outstanding	686,119

Net asset value per share outstanding	$10.78
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.41

Class I
Net assets applicable to outstanding shares	$114,763,055

Shares of beneficial interest outstanding	10,594,797

Net asset value and offering price per share outstanding	$10.83

Class R1
Net assets applicable to outstanding shares	$30,609,734

Shares of beneficial interest outstanding	2,826,379

Net asset value and offering price per share outstanding	$10.83

Class R2
Net assets applicable to outstanding shares	$2,661,039

Shares of beneficial interest outstanding	247,334

Net asset value and offering price per share outstanding	$10.76

Class R3
Net assets applicable to outstanding shares	$35,155

Shares of beneficial interest outstanding	3,239

Net asset value and offering price per share outstanding	$10.85

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,155,506
Dividend distributions from unaffiliated investment companies	291,100

Total income	3,446,606

Expenses
Manager (See Note 3)	174,484
Transfer agent (See Note 3)	122,469
Registration	80,653
Distribution/Service—Class A (See Note 3)	40,351
Distribution/Service—Investor Class (See Note 3)	18,244
Distribution/Service—Class R2 (See Note 3)	10,311
Distribution/Service—Class R3 (See Note 3)	260
Professional fees	38,752
Shareholder service (See Note 3)	34,865
Shareholder communication	11,662
Custodian	10,080
Trustees	3,421
Miscellaneous	9,759

Total expenses before waiver/reimbursement	555,311
Expense waiver/reimbursement from Manager (See Note 3)	(225,880)

Net expenses	329,431

Net investment income (loss)	3,117,175

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(157,033)
Unaffiliated investment company transactions	(248,548)
Realized capital gain distributions from affiliated investment companies	4,307,804
Realized capital gain distributions from unaffiliated investment companies	25,753

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	3,927,976

Net change in unrealized appreciation (depreciation) on investments	(4,068,026)

Net realized and unrealized gain (loss) on investments	(140,050)

Net increase (decrease) in net assets resulting from operations	$2,977,125

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,117,175	$2,130,924
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	3,927,976	4,015,078
Net change in unrealized appreciation (depreciation) on investments	(4,068,026)	4,202,288

Net increase (decrease) in net assets resulting from operations	2,977,125	10,348,290

Dividends and distributions to shareholders:
From net investment income:
Class A	(360,408)	(704,934)
Investor Class	(97,736)	(86,790)
Class I	(2,101,206)	(1,241,493)
Class R1	(534,673)	—
Class R2	(72,620)	(61,999)
Class R3	(933)	(48)

	(3,167,576)	(2,095,264)

From net realized gain on investments:
Class A	(480,136)	(1,390,336)
Investor Class	(141,819)	(179,758)
Class I	(2,302,336)	(2,122,567)
Class R1	(604,926)	—
Class R2	(101,105)	(128,362)
Class R3	(1,606)	(3,844)

	(3,631,928)	(3,824,867)

Total dividends and distributions to shareholders	(6,799,504)	(5,920,131)

Capital share transactions:
Net proceeds from sale of shares	31,088,360	92,342,011
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,799,377	5,919,817
Cost of shares redeemed	(39,689,097)	(47,153,317)

Increase (decrease) in net assets derived from capital share transactions	(1,801,360)	51,108,511

Net increase (decrease) in net assets	(5,623,739)	55,536,670

Net Assets
Beginning of year	178,242,511	122,705,841

End of year	$172,618,772	$178,242,511

Undistributed net investment income at end of year	$1,548,489	$1,310,222

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.99	$10.70	$9.65	$9.47	$9.53

Net investment income (loss) (a)	0.20	0.15	0.16	0.17	0.18
Net realized and unrealized gain (loss) on investments	(0.04)	0.64	1.34	0.71	0.11

Total from investment operations	0.16	0.79	1.50	0.88	0.29

Less dividends and distributions:
From net investment income	(0.17)	(0.17)	(0.23)	(0.17)	(0.20)
From net realized gain on investments	(0.22)	(0.33)	(0.22)	(0.53)	(0.15)

Total dividends and distributions	(0.39)	(0.50)	(0.45)	(0.70)	(0.35)

Net asset value at end of year	$10.76	$10.99	$10.70	$9.65	$9.47

Total investment return (b)	1.50%	7.59%	16.17%	10.11%	3.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%	1.40%	1.56%	1.82%	1.87%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement)(c)	0.50%	0.52%	0.60%	0.60%	0.67%
Portfolio turnover rate	49%	64%	71%	95%	97%
Net assets at end of year (in 000’s)	$17,155	$21,397	$45,057	$12,441	$14,032

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.00	$10.71	$9.67	$9.48	$9.54

Net investment income (loss) (a)	0.16	0.14	0.16	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.01)	0.64	1.33	0.73	0.12

Total from investment operations	0.15	0.78	1.49	0.88	0.28

Less dividends and distributions:
From net investment income	(0.15)	(0.16)	(0.23)	(0.16)	(0.19)
From net realized gain on investments	(0.22)	(0.33)	(0.22)	(0.53)	(0.15)

Total dividends and distributions	(0.37)	(0.49)	(0.45)	(0.69)	(0.34)

Net asset value at end of year	$10.78	$11.00	$10.71	$9.67	$9.48

Total investment return (b)	1.46%	7.51%	15.96%	10.08%	2.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	1.27%	1.63%	1.62%	1.71%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.66%	0.69%	0.80%	0.81%	0.88%
Portfolio turnover rate	49%	64%	71%	95%	97%
Net assets at end of year (in 000’s)	$7,395	$6,840	$5,637	$3,803	$2,960

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.06	$10.76	$9.72	$9.52	$9.57

Net investment income (loss) (a)	0.20	0.17	0.20	0.19	0.20
Net realized and unrealized gain (loss) on investments	(0.01)	0.65	1.32	0.73	0.12

Total from investment operations	0.19	0.82	1.52	0.92	0.32

Less dividends and distributions:
From net investment income	(0.20)	(0.19)	(0.26)	(0.19)	(0.22)
From net realized gain on investments	(0.22)	(0.33)	(0.22)	(0.53)	(0.15)

Total dividends and distributions	(0.42)	(0.52)	(0.48)	(0.72)	(0.37)

Net asset value at end of year	$10.83	$11.06	$10.76	$9.72	$9.52

Total investment return (b)	1.82%	7.90%	16.28%	10.47%	3.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%	1.58%	1.96%	2.05%	2.03%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.25%	0.26%	0.35%	0.35%	0.42%
Portfolio turnover rate	49%	64%	71%	95%	97%
Net assets at end of year (in 000’s)	$114,763	$114,587	$67,981	$52,164	$63,848

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Year ended October 31, 2015	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.07	$11.06

Net investment income (loss) (a)	0.19	0.03
Net realized and unrealized gain (loss) on investments	(0.01)	(0.02)

Total from investment operations	0.18	0.01

Less dividends and distributions:
From net investment income	(0.20)	—
From net realized gain on investments	(0.22)	—

Total dividends and distributions	(0.42)	—

Net asset value at end of period	$10.83	$11.07

Total investment return (b)	1.67%	0.09	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74%	1.38	%††
Net expenses (e)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.35%	0.35	%††
Portfolio turnover rate	49%	64%
Net assets at end of period (in 000’s)	$30,610	$30,258

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.99	$10.70	$9.66	$9.47	$9.52

Net investment income (loss) (a)	0.17	0.14	0.20	0.15	0.15
Net realized and unrealized gain (loss) on investments	(0.02)	0.64	1.28	0.73	0.13

Total from investment operations	0.15	0.78	1.48	0.88	0.28

Less dividends and distributions:
From net investment income	(0.16)	(0.16)	(0.22)	(0.16)	(0.18)
From net realized gain on investments	(0.22)	(0.33)	(0.22)	(0.53)	(0.15)

Total dividends and distributions	(0.38)	(0.49)	(0.44)	(0.69)	(0.33)

Net asset value at end of year	$10.76	$10.99	$10.70	$9.66	$9.47

Total investment return (b)	1.43%	7.51%	15.93%	9.98%	3.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59%	1.26%	2.01%	1.62%	1.61%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.60%	0.61%	0.70%	0.70%	0.77%
Portfolio turnover rate	49%	64%	71%	95%	97%
Net assets at end of year (in 000’s)	$2,661	$5,082	$3,908	$25,259	$21,392

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.08	$10.66	$9.62	$9.45	$9.51

Net investment income (loss) (a)	0.17	0.12	0.18	0.13	0.15
Net realized and unrealized gain (loss) on investments	(0.05)	0.63	1.28	0.72	0.11

Total from investment operations	0.12	0.75	1.46	0.85	0.26

Less dividends and distributions:
From net investment income	(0.13)	(0.00)‡	(0.20)	(0.15)	(0.17)
From net realized gain on investments	(0.22)	(0.33)	(0.22)	(0.53)	(0.15)

Total dividends and distributions	(0.35)	(0.33)	(0.42)	(0.68)	(0.32)

Net asset value at end of year	$10.85	$11.08	$10.66	$9.62	$9.45

Total investment return (b)	1.13%	7.22%	15.71%	9.71%	2.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	1.13%	1.82%	1.41%	1.52%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	0.85%	0.86%	0.96%	0.95%	1.02%
Portfolio turnover rate	49%	64%	71%	95%	97%
Net assets at end of year (in 000’s)	$35	$78	$122	$2,085	$2,060

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.74 1.87%	7.43 8.65%	3.63 4.34%	1.25 1.25%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.85 1.74	7.29 8.51	3.52 4.23	1.46 1.46
Class I Shares	No Sales Charge		2.05	8.89	4.58	0.99
Class R1 Shares[4]	No Sales Charge		1.98	8.78	4.47	1.08
Class R2 Shares[5]	No Sales Charge		1.70	8.51	4.21	1.34
Class R3 Shares[6]	No Sales Charge		1.47	8.25	3.97	1.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	5.20%	14.33%	6.24%
MSCI EAFE® Index[8]	–0.07	4.81	–0.10
Barclays U.S. Aggregate Bond Index[9]	1.96	3.03	4.86
Retirement 2030 Composite Index[10]	3.64	9.97	4.70
Average Lipper Mixed-Asset Target 2030 Fund[11]	0.24	7.26	3.14

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2030 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$977.50	$1.84	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$976.60	$2.34	$1,022.80	$2.40

Class I Shares	$1,000.00	$978.60	$0.60	$1,024.60	$0.61

Class R1 Shares	$1,000.00	$977.70	$1.10	$1,024.10	$1.12

Class R2 Shares	$1,000.00	$976.60	$2.34	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$976.00	$3.59	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

37

Investment Objectives of Underlying Funds as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 1.87% for Class A shares and 1.74% for Investor Class shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 2.05%, Class R1 shares returned 1.98%, Class R2 shares returned 1.70% and Class R3 shares returned 1.47%. For the 12 months ended October 31, 2015, all share classes underperformed the 5.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –0.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2015, Class I and Class R1 shares outperformed—and all other share classes underperformed—the 1.96% return of the Barclays U.S. Aggregate Bond Index2 but all share classes underperformed the 3.64% return of the Retirement 2030 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2030 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 0.24% return of the Average Lipper3 Mixed-Asset Target 2030 Fund for the 12 months ended October 31, 2015. See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities and to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. During the reporting period, U.S. large-cap stocks generally outperformed fixed-income securities and strongly outperformed international and emerging-market stocks.

The Retirement 2030 Composite Index reflects a broader mix of asset classes. During the reporting period, the most significant factor influencing the Fund’s performance relative to this Index was the performance of the Underlying Funds. During the reporting period, contributions from individual Underlying Funds were mixed. (Contributions take weightings and total returns into account.) A few Underlying Funds, including MainStay Total Return Bond Fund, detracted from the Fund’s relative performance, while others, including MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund, helped the Fund’s relative performance.

Returns associated with the management of the Fund’s asset-allocation policy were negative during the reporting period. We believed that the Fund’s overall blend of stocks and bonds was appropriate, but a bias toward small-cap stocks and significant allocations to Underlying Funds that invest in emerging-market equities detracted from the Fund’s relative performance. Positioning in the fixed-income portion of the Fund had little impact on performance because of counterbalancing forces. Our cautious stance on interest-rate risk during the reporting period steered us toward short-duration assets, which provided lower returns than longer-maturity bonds as yields dropped modestly during the reporting period. Fortunately, this drag on performance was somewhat offset by largely avoiding foreign bonds, which showed poor performance during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Active positioning in the Fund was restrained through much of the reporting period. Equity valuations have risen significantly in recent years and, in our opinion, no longer appear to offer much of a bargain. Further, we believe that a strong dollar and a likely rise in wage pressures may diminish profit margins in the quarters ahead, eroding earnings growth. We believe that the U.S. economy, driven by robust gains in personal consumption, appears relatively healthy and that equities appear attractively positioned in relation to fixed-income alternatives. Since these influences balance one another out, we maintained a position

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index
3.	See footnote on page 36 for more information about Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

close to that of the Retirement 2030 Composite Index for much of the reporting period. The global equity sell-off in August and September did provide an opportunity to add to the Fund’s equity positions, but because prices later recovered significantly, we began to reduce that exposure.

Weak returns within the equity portion of the Fund came from leaning toward small-cap stocks and emerging-market equities. We moved toward small-cap stocks because we believed that large-cap multinational companies would be vulnerable to weak consumption abroad and that they would be hurt by a strong U.S. dollar. Unfortunately, the performance of these companies during the reporting period implied otherwise. In our opinion, valuations among emerging-market equities looked very attractive during the reporting period vis-à-vis historical standards, and we believed that emerging-market companies would be primary beneficiaries should global growth stabilize and then reaccelerate.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary intervention inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s allocations were fairly stable during the reporting period. One of the more consequential changes was an increase in the Fund’s allocation to iShares Russell 2000 Index ETF, driven by our desire to own stock in companies with significant exposure to domestic spending. The increase in exposure was sourced from a variety of large-cap equity Underlying Funds, including MainStay ICAP Equity Fund and MainStay MAP Fund. We also increased the Fund’s position in MainStay Short Duration High Yield Fund and added a position in MainStay High Yield Corporate Bond Fund as credit spreads5 widened. In our opinion, wider spreads made the return potential in this part of the market more appealing. We established a Fund position in iShares TIPS Bond ETF in anticipation of rising inflationary pressures. Exposure among Underlying Funds that invest in emerging-market equities was reconstituted, with the Fund exiting its position in Guggenheim China Small Cap ETF and establishing positions in iShares MSCI India ETF and Market Vectors India Small-Cap Index ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

During the reporting period, the Underlying Equity Funds that provided the highest total returns were MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. At the other end of the spectrum, the lowest total returns came from Underlying Equity Funds that invested in emerging markets. Market Vectors Africa Index ETF and iShares MSCI Poland Capped ETF were particularly weak performers.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Because of position size and strong performance, the most significant contribution to return came from MainStay Large Cap Growth Fund. MainStay Common Stock Fund was next in line. Also as a result of position size and performance, MainStay ICAP International Fund was the largest detractor from the Fund’s performance. SPDR S&P Emerging Markets Small Cap ETF was also a weak performer during the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to push U.S. Treasury yields a touch lower across much of the yield curve.6 Indications of growing wage pressure and an impending “lift-off” from a near-zero interest-rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Outside of emerging-market debt, which was particularly weak during the reporting period, there has been relatively little dispersion of returns across fixed-income sectors. Investment-grade bonds provided better returns than speculative-grade issues, and nominal bonds were better than inflation-indexed instruments, but the degree of difference in both cases was relatively small.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

40	MainStay Retirement 2030 Fund

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Short Duration High Yield Fund made a modest positive contribution to the Fund’s performance, with MainStay Floating Rate Fund providing a much smaller positive impact. MainStay Total Return Bond Fund was a weak performer for the Fund, as was iShares TIPS Bond ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2015

	Shares	Value

Affiliated Investment Companies 84.4%†
Equity Funds 64.8%
MainStay Common Stock Fund Class I (a)	1,107,612	$22,473,440
MainStay Epoch International Small Cap Fund Class I (a)	287,333	6,329,940
MainStay Epoch U.S. All Cap Fund Class I	776,244	22,526,605
MainStay ICAP Equity Fund Class I	288,916	14,798,275
MainStay ICAP International Fund Class I	588,866	19,020,387
MainStay International Equity Fund Class I	640,118	8,699,207
MainStay Large Cap Growth Fund Class I	1,766,993	19,701,974
MainStay MAP Fund Class I	489,730	21,719,515
MainStay S&P 500 Index Fund Class I	413,105	20,163,678

Total Equity Funds (Cost $126,899,866)		155,433,021

Fixed Income Funds 19.6%
MainStay Floating Rate Fund Class I	52,952	485,037
MainStay High Yield Corporate Bond Fund Class I	335,811	1,873,828
MainStay Short Duration High Yield Fund Class I	1,071,675	10,470,260
MainStay Total Return Bond Fund Class I	3,264,148	34,142,992

Total Fixed Income Funds (Cost $47,904,010)		46,972,117

Total Affiliated Investment Companies (Cost $174,803,876)		202,405,138

Unaffiliated Investment Companies 12.1%
Equity Funds 10.8%
iShares MSCI All Country Asia ex-Japan ETF	59,845	3,380,644
iShares MSCI Frontier 100 ETF	18,577	496,749
iShares MSCI India ETF	14,038	399,802
iShares MSCI Philippines ETF	11,146	392,451
iShares MSCI Poland Capped ETF	7,399	151,162
iShares Russell 2000 Index ETF	152,531	17,592,925
Market Vectors Africa Index ETF	23,270	476,104
Market Vectors India Small-Cap Index ETF	5,793	247,651
SPDR S&P Emerging Markets Small Cap ETF	69,566	2,730,465

Total Equity Funds (Cost $24,613,630)		25,867,953

Fixed Income Funds 1.3%
iShares TIPS Bond ETF	9,626	1,068,101
Vanguard Short-Term Inflation-Protected Securities ETF	44,116	2,136,097

Total Fixed Income Funds (Cost $3,225,371)		3,204,198

Total Unaffiliated Investment Companies (Cost $27,839,001)		29,072,151

	Principal Amount	Value

Short-Term Investment 3.4%
Repurchase Agreement 3.4%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $8,051,140 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 1/8/20, with a Principal Amount of $8,135,000 and a Market Value of $8,216,350)	$8,051,140	$8,051,140

Total Short-Term Investment (Cost $8,051,140)		8,051,140

Total Investments (Cost $210,694,017) (b)	99.9%	239,528,429
Other Assets, Less Liabilities	0.1	261,876
Net Assets	100.0%	$239,790,305

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2015, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2015, cost was $213,601,951 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$27,786,420
Gross unrealized depreciation	(1,859,942)

Net unrealized appreciation	$25,926,478

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$155,433,021	$—	$—	$155,433,021
Fixed Income Funds	46,972,117	—	—	46,972,117

Total Affiliated Investment Companies	202,405,138	—	—	202,405,138

Unaffiliated Investment Companies
Equity Funds	25,867,953	—	—	25,867,953
Fixed Income Funds	3,204,198	—	—	3,204,198

Total Unaffiliated Investment Companies	29,072,151	—	—	29,072,151

Short-Term Investment
Repurchase Agreement	—	8,051,140	—	8,051,140

Total Investments in Securities	$231,477,289	$8,051,140	$—	$239,528,429

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $174,803,876)	$202,405,138
Investment in unaffiliated investment companies, at value (identified cost $27,839,001)	29,072,151
Repurchase agreement, at value (identified cost $8,051,140)	8,051,140
Cash	62,729
Receivables:
Fund shares sold	247,940
Manager (See Note 3)	3,941
Other assets	25,430

Total assets	239,868,469

Liabilities
Payables:
Transfer agent (See Note 3)	32,720
Professional fees	13,933
Fund shares redeemed	12,137
NYLIFE Distributors (See Note 3)	6,658
Shareholder communication	6,585
Custodian	1,284
Trustees	568
Accrued expenses	4,279

Total liabilities	78,164

Net assets	$239,790,305

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,902
Additional paid-in capital	206,664,751

206,686,653
Undistributed net investment income	1,421,872
Accumulated net realized gain (loss) on investments	2,847,369
Net unrealized appreciation (depreciation) on investments	28,834,411

Net assets	$239,790,305

Class A
Net assets applicable to outstanding shares	$15,684,619

Shares of beneficial interest outstanding	1,443,145

Net asset value per share outstanding	$10.87
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.50

Investor Class
Net assets applicable to outstanding shares	$11,606,141

Shares of beneficial interest outstanding	1,067,502

Net asset value per share outstanding	$10.87
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.50

Class I
Net assets applicable to outstanding shares	$184,690,825

Shares of beneficial interest outstanding	16,848,176

Net asset value and offering price per share outstanding	$10.96

Class R1
Net assets applicable to outstanding shares	$22,981,686

Shares of beneficial interest outstanding	2,098,141

Net asset value and offering price per share outstanding	$10.95

Class R2
Net assets applicable to outstanding shares	$4,524,254

Shares of beneficial interest outstanding	417,182

Net asset value and offering price per share outstanding	$10.84

Class R3
Net assets applicable to outstanding shares	$302,780

Shares of beneficial interest outstanding	27,623

Net asset value and offering price per share outstanding	$10.96

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,730,023
Dividend distributions from unaffiliated investment companies	447,790

Total income	4,177,813

Expenses
Manager (See Note 3)	234,986
Transfer agent (See Note 3)	198,556
Registration	83,318
Distribution/Service—Class A (See Note 3)	36,744
Distribution/Service—Investor Class (See Note 3)	26,467
Distribution/Service—Class R2 (See Note 3)	16,486
Distribution/Service—Class R3 (See Note 3)	1,510
Professional fees	41,250
Shareholder service (See Note 3)	29,642
Shareholder communication	16,162
Custodian	11,114
Trustees	4,632
Miscellaneous	10,801

Total expenses before waiver/reimbursement	711,668
Expense waiver/reimbursement from Manager (See Note 3)	(296,500)

Net expenses	415,168

Net investment income (loss)	3,762,645

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,113,902)
Unaffiliated investment company transactions	(290,939)
Realized capital gain distributions from affiliated investment companies	6,914,873
Realized capital gain distributions from unaffiliated investment companies	43,651

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	5,553,683

Net change in unrealized appreciation (depreciation) on investments	(4,792,883)

Net realized and unrealized gain (loss) on investments	760,800

Net increase (decrease) in net assets resulting from operations	$4,523,445

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,762,645	$2,085,582
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	5,553,683	5,344,331
Net change in unrealized appreciation (depreciation) on investments	(4,792,883)	6,511,113

Net increase (decrease) in net assets resulting from operations	4,523,445	13,941,026

Dividends and distributions to shareholders:
From net investment income:
Class A	(321,882)	(511,716)
Investor Class	(125,268)	(95,701)
Class I	(2,864,338)	(1,614,174)
Class R1	(353,384)	—
Class R2	(104,700)	(77,713)
Class R3	(3,375)	—

	(3,772,947)	(2,299,304)

From net realized gain on investments:
Class A	(428,173)	(1,136,623)
Investor Class	(183,073)	(223,029)
Class I	(3,186,132)	(3,035,025)
Class R1	(409,125)	—
Class R2	(146,783)	(186,786)
Class R3	(5,584)	(3,992)

	(4,358,870)	(4,585,455)

Total dividends and distributions to shareholders	(8,131,817)	(6,884,759)

Capital share transactions:
Net proceeds from sale of shares	39,206,051	106,604,016
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	8,130,813	6,884,739
Cost of shares redeemed	(33,727,378)	(37,998,140)

Increase (decrease) in net assets derived from capital share transactions	13,609,486	75,490,615

Net increase (decrease) in net assets	10,001,114	82,546,882

Net Assets
Beginning of year	229,789,191	147,242,309

End of year	$239,790,305	$229,789,191

Undistributed net investment income at end of year	$1,421,872	$995,361

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.03	$10.63	$9.11	$9.01	$8.97

Net investment income (loss) (a)	0.20	0.12	0.12	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.01	0.76	1.73	0.73	0.09

Total from investment operations	0.21	0.88	1.85	0.86	0.23

Less dividends and distributions:
From net investment income	(0.16)	(0.15)	(0.19)	(0.13)	(0.14)
From net realized gain on investments	(0.21)	(0.33)	(0.14)	(0.63)	(0.05)

Total dividends and distributions	(0.37)	(0.48)	(0.33)	(0.76)	(0.19)

Net asset value at end of year	$10.87	$11.03	$10.63	$9.11	$9.01

Total investment return (b)	1.87%	8.47%	20.96%	10.50%	2.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%	1.12%	1.26%	1.49%	1.52%
Net expenses (c)	0.37%	0.37%	0.37%	0.36%	0.37%
Expenses (before waiver/reimbursement) (c)	0.49%	0.52%	0.61%	0.60%	0.65%
Portfolio turnover rate	42%	68%	72%	101%	104%
Net assets at end of year (in 000’s)	$15,685	$21,484	$36,051	$11,725	$13,573

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.03	$10.64	$9.13	$9.03	$8.99

Net investment income (loss) (a)	0.14	0.10	0.13	0.11	0.12
Net realized and unrealized gain (loss) on investments	0.05	0.76	1.70	0.74	0.10

Total from investment operations	0.19	0.86	1.83	0.85	0.22

Less dividends and distributions:
From net investment income	(0.14)	(0.14)	(0.18)	(0.12)	(0.13)
From net realized gain on investments	(0.21)	(0.33)	(0.14)	(0.63)	(0.05)

Total dividends and distributions	(0.35)	(0.47)	(0.32)	(0.75)	(0.18)

Net asset value at end of year	$10.87	$11.03	$10.64	$9.13	$9.03

Total investment return (b)	1.74%	8.29%	20.74%	10.37%	2.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	0.93%	1.35%	1.20%	1.33%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.71%	0.73%	0.83%	0.90%	0.98%
Portfolio turnover rate	42%	68%	72%	101%	104%
Net assets at end of year (in 000’s)	$11,606	$9,428	$7,020	$4,447	$2,768

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.13	$10.73	$9.19	$9.08	$9.04

Net investment income (loss) (a)	0.18	0.14	0.17	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.05	0.77	1.73	0.73	0.10

Total from investment operations	0.23	0.91	1.90	0.88	0.25

Less dividends and distributions:
From net investment income	(0.19)	(0.18)	(0.22)	(0.14)	(0.16)
From net realized gain on investments	(0.21)	(0.33)	(0.14)	(0.63)	(0.05)

Total dividends and distributions	(0.40)	(0.51)	(0.36)	(0.77)	(0.21)

Net asset value at end of year	$10.96	$11.13	$10.73	$9.19	$9.08

Total investment return (b)	2.05%	8.66%	21.34%	10.64%	2.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.26%	1.73%	1.73%	1.58%
Net expenses (c)	0.12%	0.12%	0.12%	0.11%	0.12%
Expenses (before waiver/reimbursement) (c)	0.24%	0.26%	0.36%	0.35%	0.40%
Portfolio turnover rate	42%	68%	72%	101%	104%
Net assets at end of year (in 000’s)	$184,691	$169,153	$98,357	$80,756	$104,015

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Year ended October 31, 2015	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.12	$11.13

Net investment income (loss) (a)	0.17	0.02
Net realized and unrealized gain (loss) on investments	0.05	(0.03)

Total from investment operations	0.22	(0.01)

Less dividends and distributions:
From net investment income	(0.18)	—
From net realized gain on investments	(0.21)	—

Total dividends and distributions	(0.39)	—

Net asset value at end of period	$10.95	$11.12

Total investment return (b)	1.98%	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	0.85	% ††
Net expenses (e)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.34%	0.35	% ††
Portfolio turnover rate	42%	68%
Net assets at end of period (in 000’s)	$22,982	$21,771

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.01	$10.62	$9.10	$9.00	$8.96

Net investment income (loss) (a)	0.16	0.10	0.17	0.11	0.11
Net realized and unrealized gain (loss) on investments	0.03	0.76	1.67	0.74	0.11

Total from investment operations	0.19	0.86	1.84	0.85	0.22

Less dividends and distributions:
From net investment income	(0.15)	(0.14)	(0.18)	(0.12)	(0.13)
From net realized gain on investments	(0.21)	(0.33)	(0.14)	(0.63)	(0.05)

Total dividends and distributions	(0.36)	(0.47)	(0.32)	(0.75)	(0.18)

Net asset value at end of year	$10.84	$11.01	$10.62	$9.10	$9.00

Total investment return (b)	1.70%	8.27%	20.86%	10.36%	2.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	0.94%	1.80%	1.27%	1.22%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.59%	0.61%	0.71%	0.71%	0.75%
Portfolio turnover rate	42%	68%	72%	101%	104%
Net assets at end of year (in 000’s)	$4,524	$7,634	$5,691	$18,161	$15,517

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.13	$10.62	$9.10	$9.01	$8.97

Net investment income (loss) (a)	0.12	0.06	0.16	0.09	0.11
Net realized and unrealized gain (loss) on investments	0.05	0.78	1.66	0.73	0.09

Total from investment operations	0.17	0.84	1.82	0.82	0.20

Less dividends and distributions:
From net investment income	(0.13)	—	(0.16)	(0.10)	(0.11)
From net realized gain on investments	(0.21)	(0.33)	(0.14)	(0.63)	(0.05)

Total dividends and distributions	(0.34)	(0.33)	(0.30)	(0.73)	(0.16)

Net asset value at end of year	$10.96	$11.13	$10.62	$9.10	$9.01

Total investment return (b)	1.47%	8.04%	20.43%	10.15%	2.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	0.57%	1.67%	1.05%	1.18%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	0.84%	0.86%	0.96%	0.96%	1.00%
Portfolio turnover rate	42%	68%	72%	101%	104%
Net assets at end of year (in 000’s)	$303	$317	$123	$6,579	$6,115

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.58 2.03%	8.01 9.24%	3.58 4.29%	1.34 1.34%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.66 1.95	7.92 9.15	3.51 4.22	1.55 1.55
Class I Shares	No Sales Charge		2.31	9.53	4.55	1.08
Class R1 Shares[4]	No Sales Charge		2.21	9.43	4.45	1.15
Class R2 Shares[5]	No Sales Charge		1.92	9.14	4.21	1.44
Class R3 Shares[6]	No Sales Charge		1.72	8.88	3.93	1.69

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Retirement 2040 Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	5.20%	14.33%	6.24%
MSCI EAFE® Index[8]	–0.07	4.81	–0.10
Barclays U.S. Aggregate Bond Index[9]	1.96	3.03	4.86
Retirement 2040 Composite Index[10]	3.78	10.83	4.81
Average Lipper Mixed-Asset Target 2040 Fund[11]	0.25	7.95	3.24

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2040 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$974.40	$1.84	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$974.50	$2.34	$1,022.80	$2.40

Class I Shares	$1,000.00	$975.50	$0.60	$1,024.60	$0.61

Class R1 Shares	$1,000.00	$975.50	$1.10	$1,024.10	$1.12

Class R2 Shares	$1,000.00	$974.40	$2.34	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$972.90	$3.58	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

52	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 57 for specific holdings within these categories.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 2.03% for Class A shares and 1.95% for Investor Class shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 2.31%, Class R1 shares returned 2.21%, Class R2 shares returned 1.92% and Class R3 shares returned 1.72%. For the 12 months ended October 31, 2015, all share classes underperformed the 5.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –0.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2015, Class A, Class I and Class R1 outperformed—and all other share classes underperformed—the 1.96% return of the Barclays U.S. Aggregate Bond Index2 but all share classes underperformed the 3.78% return of the Retirement 2040 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2040 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 0.25% return of the Average Lipper3 Mixed-Asset Target 2040 Fund for the 12 months ended October 31, 2015. See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities and to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. During the reporting period, U.S. large-cap stocks generally outperformed fixed-income securities and strongly outperformed international and emerging-market stocks.

The Retirement 2040 Composite Index reflects a broader mix of asset classes. During the reporting period, the most significant factor influencing the Fund’s performance relative to the Index was the performance of the Underlying Funds. During the reporting period, contributions from individual Underlying Funds were mixed. (Contributions take weightings and total returns into account.) A few Underlying Funds, including MainStay Total Return Bond Fund, detracted from the Fund’s relative performance, while others, including MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund, helped the Fund’s relative performance.

Returns associated with the management of the Fund’s asset-allocation policy were negative during the reporting period. We believed that the Fund’s overall blend of stocks and bonds was appropriate, but a bias toward small-cap stocks and significant allocations to Underlying Funds that invest in emerging-market equities detracted from the Fund’s relative performance. Positioning in the fixed-income portion of the Fund had little impact on performance because of counterbalancing forces. Our cautious stance on interest-rate risk during the reporting period steered us toward short-duration assets, which provided lower returns than longer-maturity bonds as yields dropped modestly during the reporting period. Fortunately, this drag on performance was somewhat offset by largely avoiding foreign bonds, which showed poor performance during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Active positioning in the Fund was restrained through much of the reporting period. Equity valuations have risen significantly in recent years and, in our opinion, no longer appear to offer much of a bargain. Further, we believed that a strong dollar and a likely rise in wage pressures may diminish profit margins in the quarters ahead, eroding earnings growth. We believe that the U.S. economy, driven by robust gains in personal consumption, appears relatively healthy and that equities appear attractively positioned in relation to fixed-income alternatives. Since these influences balance one another out, we maintained a position close to that of the Retirement 2040 Composite Index for

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 51 for more information on this index
3.	See footnote on page 51 for more information about Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

54	MainStay Retirement 2040 Fund

much of the reporting period. The global equity sell-off in August and September did provide an opportunity to add to the Fund’s equity positions, but because prices later recovered significantly, we began to reduce that exposure.

Weak returns within the equity portion of the Fund came from leaning toward small-cap stocks and emerging-market equities. We moved toward small-cap stocks because we believed that large-cap multinational companies would be vulnerable to weak consumption abroad and that they would be hurt by a strong U.S. dollar. Unfortunately, the performance of these companies during the reporting period implied otherwise. In our opinion, valuations among emerging-market equities looked very attractive during the reporting period vis-à-vis historical standards, and we believed that emerging-market companies would be primary beneficiaries should global growth stabilize and then reaccelerate.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary intervention inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s allocations were fairly stable during the reporting period. Two of the more consequential changes were increases in the Fund’s allocation to iShares Russell 2000 Index ETF and MainStay Epoch U.S. All Cap Fund, driven by our desire to own stock in companies with significant exposure to domestic spending. The increases in exposure were sourced from a variety of large-cap equity Underlying Funds, including MainStay ICAP Equity Fund and MainStay MAP Fund. We also increased the Fund’s position in MainStay Short Duration High Yield Fund as credit spreads5 widened. In our opinion, wider spreads made the return potential in this part of the market more appealing. We established a Fund position in iShares TIPS Bond ETF in anticipation of rising inflationary pressures. Exposure among Underlying Funds that invest in emerging-market equities was reconstituted, with the Fund reducing its position in Guggenheim China Small Cap Index ETF and establishing positions in iShares MSCI India ETF and Market Vectors India Small-Cap Index ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

During the reporting period, the Underlying Equity Funds that provided the highest total returns were MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. At the other end of the spectrum, the lowest total returns came from Underlying Equity Funds that invested in emerging markets. Market Vectors Africa Index ETF and iShares MSCI Poland Capped ETF were particularly weak performers.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Because of position size and strong performance, the most significant contribution to return came from MainStay Large Cap Growth Fund. MainStay Common Stock Fund was next in line. Also as a result of position size and performance, MainStay ICAP International Fund was the largest detractor from the Fund’s performance. SPDR S&P Emerging Markets Small Cap ETF was also a weak performer during the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to push U.S. Treasury yields a touch lower across much of the yield curve.6 Indications of growing wage pressure and an impending “lift-off” from a near-zero interest-rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Outside of emerging-market debt, which was particularly weak during the reporting period, there has been relatively little dispersion of returns across fixed-income sectors. Investment-grade bonds provided better returns than speculative-grade issues, and nominal bonds were better than inflation-indexed instruments, but the degree of difference in both cases was relatively small.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

55

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Short Duration High Yield Fund made a very modest positive contribution to the Fund’s performance, with no other Underlying Fixed-Income Funds making a material positive impact on the Fund’s performance. MainStay Total Return Bond Fund was a weak performer for the Fund, as was iShares TIPS Bond ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay Retirement 2040 Fund

Portfolio of Investments October 31, 2015

	Shares	Value
Affiliated Investment Companies 81.8%†
Equity Funds 73.9%
MainStay Common Stock Fund Class I (a)	860,357	$17,456,636
MainStay Epoch International Small Cap Fund Class I (a)	265,478	5,848,484
MainStay Epoch U.S. All Cap Fund Class I	795,491	23,085,135
MainStay ICAP Equity Fund Class I	201,604	10,326,153
MainStay ICAP International Fund Class I	540,364	17,453,743
MainStay International Equity Fund Class I	594,118	8,074,066
MainStay Large Cap Growth Fund Class I	1,862,235	20,763,918
MainStay MAP Fund Class I	375,524	16,654,510
MainStay S&P 500 Index Fund Class I	305,932	14,932,529

Total Equity Funds (Cost $114,903,392)		134,595,174

Fixed Income Funds 7.9%
MainStay Floating Rate Fund Class I	12,012	110,029
MainStay Short Duration High Yield Fund Class I	601,737	5,878,968
MainStay Total Return Bond Fund Class I	794,174	8,307,064

Total Fixed Income Funds (Cost $14,496,254)		14,296,061

Total Affiliated Investment Companies (Cost $129,399,646)		148,891,235

Unaffiliated Investment Companies 14.7%
Equity Funds 13.3%
Guggenheim China Small Cap ETF	270	6,896
iShares MSCI All Country Asia ex-Japan ETF	51,984	2,936,576
iShares MSCI Frontier 100 ETF	16,190	432,920
iShares MSCI India ETF	11,406	324,843
iShares MSCI Philippines ETF	9,628	339,002
iShares MSCI Poland Capped ETF	6,591	134,654
iShares Russell 2000 Index ETF	147,485	17,010,920
Market Vectors Africa Index ETF	20,060	410,428
Market Vectors India Small-Cap Index ETF	4,654	198,958
SPDR S&P Emerging Markets Small Cap ETF	60,572	2,377,451

Total Equity Funds (Cost $21,979,320)		24,172,648

Fixed Income Funds 1.4%
iShares TIPS Bond ETF	8,223	912,424
Vanguard Short-Term Inflation-Protected Securities ETF	35,892	1,737,891

Total Fixed Income Funds (Cost $2,666,761)		2,650,315

Total Unaffiliated Investment Companies (Cost $24,646,081)		26,822,963

	Principal Amount	Value
Short-Term Investment 3.6%
Repurchase Agreement 3.6%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $6,619,637 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 1/8/20, with a Principal Amount of $6,690,000 and a Market Value of $6,756,900)	$6,619,637	$6,619,637

Total Short-Term Investment (Cost $6,619,637)		6,619,637

Total Investments (Cost $160,665,364) (b)	100.1%	182,333,835
Other Assets, Less Liabilities	(0.1)	(260,994)
Net Assets	100.0%	$182,072,841

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2015, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2015, cost was $162,846,441 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$21,822,407
Gross unrealized depreciation	(2,335,013)

Net unrealized appreciation	$19,487,394

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments October 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$134,595,174	$—	$—	$134,595,174
Fixed Income Funds	14,296,061	—	—	14,296,061

Total Affiliated Investment Companies	148,891,235	—	—	148,891,235

Unaffiliated Investment Companies
Equity Funds	24,172,648	—	—	24,172,648
Fixed Income Funds	2,650,315	—	—	2,650,315

Total Unaffiliated Investment Companies	26,822,963	—	—	26,822,963

Short-Term Investment
Repurchase Agreement	—	6,619,637	—	6,619,637

Total Investments in Securities	$175,714,198	$6,619,637	$—	$182,333,835

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $129,399,646)	$148,891,235
Investment in unaffiliated investment companies, at value (identified cost $24,646,081)	26,822,963
Repurchase agreement, at value (identified cost $6,619,637)	6,619,637
Receivables:
Fund shares sold	405,732
Manager (See Note 3)	10,715
Other assets	24,287

Total assets	182,774,569

Liabilities
Due to custodian	604,111
Payables:
Transfer agent (See Note 3)	35,912
Investment securities purchased	16,807
Fund shares redeemed	15,598
Professional fees	13,369
NYLIFE Distributors (See Note 3)	5,184
Shareholder communication	5,040
Custodian	1,271
Trustees	426
Accrued expenses	4,010

Total liabilities	701,728

Net assets	$182,072,841

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,341
Additional paid-in capital	157,366,050

157,382,391
Undistributed net investment income	545,974
Accumulated net realized gain (loss) on investments	2,476,005
Net unrealized appreciation (depreciation) on investments	21,668,471

Net assets	$182,072,841

Class A
Net assets applicable to outstanding shares	$8,831,205

Shares of beneficial interest outstanding	800,750

Net asset value per share outstanding	$11.03
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.67

Investor Class
Net assets applicable to outstanding shares	$11,231,439

Shares of beneficial interest outstanding	1,014,002

Net asset value per share outstanding	$11.08
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.72

Class I
Net assets applicable to outstanding shares	$144,000,226

Shares of beneficial interest outstanding	12,907,334

Net asset value and offering price per share outstanding	$11.16

Class R1
Net assets applicable to outstanding shares	$12,902,122

Shares of beneficial interest outstanding	1,156,588

Net asset value and offering price per share outstanding	$11.16

Class R2
Net assets applicable to outstanding shares	$5,093,427

Shares of beneficial interest outstanding	460,596

Net asset value and offering price per share outstanding	$11.06

Class R3
Net assets applicable to outstanding shares	$14,422

Shares of beneficial interest outstanding	1,295

Net asset value and offering price per share outstanding	$11.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,296,529
Dividend distributions from unaffiliated investment companies	407,849

Total income	2,704,378

Expenses
Transfer agent (See Note 3)	218,024
Manager (See Note 3)	178,666
Registration	81,396
Distribution/Service—Class A (See Note 3)	22,575
Distribution/Service—Investor Class (See Note 3)	25,024
Distribution/Service—Class R2 (See Note 3)	17,202
Distribution/Service—Class R3 (See Note 3)	62
Professional fees	38,932
Shareholder service (See Note 3)	19,891
Shareholder communication	13,868
Custodian	10,315
Trustees	3,515
Miscellaneous	9,797

Total expenses before waiver/reimbursement	639,267
Expense waiver/reimbursement from Manager (See Note 3)	(321,169)

Net expenses	318,098

Net investment income (loss)	2,386,280

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(925,412)
Unaffiliated investment company transactions	(135,116)
Realized capital gain distributions from affiliated investment companies	5,585,295
Realized capital gain distributions from unaffiliated investment companies	37,760

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,562,527

Net change in unrealized appreciation (depreciation) on investments	(3,189,468)

Net realized and unrealized gain (loss) on investments	1,373,059

Net increase (decrease) in net assets resulting from operations	$3,759,339

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,386,280	$1,127,814
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,562,527	5,069,264
Net change in unrealized appreciation (depreciation) on investments	(3,189,468)	4,137,457

Net increase (decrease) in net assets resulting from operations	3,759,339	10,334,535

Dividends and distributions to shareholders:
From net investment income:
Class A	(185,429)	(265,754)
Investor Class	(100,177)	(81,483)
Class I	(1,975,903)	(1,072,092)
Class R1	(173,901)	—
Class R2	(94,755)	(80,357)
Class R3	(93)	—

	(2,530,258)	(1,499,686)

From net realized gain on investments:
Class A	(353,425)	(536,650)
Investor Class	(218,382)	(171,094)
Class I	(3,254,641)	(1,797,685)
Class R1	(307,576)	—
Class R2	(197,064)	(170,442)
Class R3	(276)	(907)

	(4,331,364)	(2,676,778)

Total dividends and distributions to shareholders	(6,861,622)	(4,176,464)

Capital share transactions:
Net proceeds from sale of shares	31,572,470	84,747,084
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,861,622	4,176,464
Cost of shares redeemed	(26,264,460)	(23,278,012)

Increase (decrease) in net assets derived from capital share transactions	12,169,632	65,645,536

Net increase (decrease) in net assets	9,067,349	71,803,607

Net Assets
Beginning of year	173,005,492	101,201,885

End of year	$182,072,841	$173,005,492

Undistributed net investment income at end of year	$545,974	$321,458

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.23	$10.73	$8.92	$8.76	$8.77

Net investment income (loss) (a)	0.17	0.09	0.10	0.10	0.11
Net realized and unrealized gain (loss) on investments	0.06	0.83	1.98	0.75	0.10 (b)

Total from investment operations	0.23	0.92	2.08	0.85	0.21

Less dividends and distributions:
From net investment income	(0.15)	(0.14)	(0.16)	(0.10)	(0.12)
From net realized gain on investments	(0.28)	(0.28)	(0.11)	(0.59)	(0.10)

Total dividends and distributions	(0.43)	(0.42)	(0.27)	(0.69)	(0.22)

Net asset value at end of year	$11.03	$11.23	$10.73	$8.92	$8.76

Total investment return (c)	2.03%	8.78%	23.90%	10.58%	2.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56%	0.86%	0.98%	1.19%	1.23%
Net expenses (d)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.54%	0.60%	0.71%	0.75%	0.79%
Portfolio turnover rate	41%	83%	66%	96%	111%
Net assets at end of year (in 000’s)	$8,831	$12,924	$20,158	$6,517	$7,151

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.27	$10.76	$8.95	$8.79	$8.80

Net investment income (loss) (a)	0.10	0.07	0.11	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.12	0.85	1.96	0.76	0.11 (b)

Total from investment operations	0.22	0.92	2.07	0.84	0.20

Less dividends and distributions:
From net investment income	(0.13)	(0.13)	(0.15)	(0.09)	(0.11)
From net realized gain on investments	(0.28)	(0.28)	(0.11)	(0.59)	(0.10)

Total dividends and distributions	(0.41)	(0.41)	(0.26)	(0.68)	(0.21)

Net asset value at end of year	$11.08	$11.27	$10.76	$8.95	$8.79

Total investment return (c)	1.95%	8.80%	23.75%	10.44%	2.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%	0.68%	1.08%	0.93%	1.00%
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.79%	0.81%	0.93%	1.01%	1.13%
Portfolio turnover rate	41%	83%	66%	96%	111%
Net assets at end of year (in 000’s)	$11,231	$8,424	$6,148	$3,518	$2,306

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.35	$10.83	$9.01	$8.83	$8.84

Net investment income (loss) (a)	0.15	0.11	0.15	0.12	0.11
Net realized and unrealized gain (loss) on investments	0.11	0.86	1.96	0.77	0.12 (b)

Total from investment operations	0.26	0.97	2.11	0.89	0.23

Less dividends and distributions:
From net investment income	(0.17)	(0.17)	(0.18)	(0.12)	(0.14)
From net realized gain on investments	(0.28)	(0.28)	(0.11)	(0.59)	(0.10)

Total dividends and distributions	(0.45)	(0.45)	(0.29)	(0.71)	(0.24)

Net asset value at end of year	$11.16	$11.35	$10.83	$9.01	$8.83

Total investment return (c)	2.31%	9.17%	24.12%	10.98%	2.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36%	0.97%	1.53%	1.43%	1.22%
Net expenses (d)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.29%	0.34%	0.46%	0.50%	0.54%
Portfolio turnover rate	41%	83%	66%	96%	111%
Net assets at end of year (in 000’s)	$144,000	$131,608	$68,475	$49,750	$59,619

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Year ended October 31, 2015	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.35	$11.36

Net investment income (loss) (a)	0.14	0.01
Net realized and unrealized gain (loss) on investments	0.11	(0.02)

Total from investment operations	0.25	(0.01)

Less dividends and distributions:
From net investment income	(0.16)	—
From net realized gain on investments	(0.28)	—

Total dividends and distributions	(0.44)	—

Net asset value at end of period	$11.16	$11.35

Total investment return (b)	2.21%	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	0.37	% ††
Net expenses (e)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.39%	0.41	% ††
Portfolio turnover rate	41%	83%
Net assets at end of period (in 000’s)	$12,902	$12,248

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.26	$10.75	$8.94	$8.77	$8.78

Net investment income (loss) (a)	0.13	0.08	0.14	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.08	0.84	1.93	0.76	0.11 (b)

Total from investment operations	0.21	0.92	2.07	0.84	0.20

Less dividends and distributions:
From net investment income	(0.13)	(0.13)	(0.15)	(0.08)	(0.11)
From net realized gain on investments	(0.28)	(0.28)	(0.11)	(0.59)	(0.10)

Total dividends and distributions	(0.41)	(0.41)	(0.26)	(0.67)	(0.21)

Net asset value at end of year	$11.06	$11.26	$10.75	$8.94	$8.77

Total investment return (c)	1.92%	8.79%	23.71%	10.51%	2.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18%	0.71%	1.49%	0.98%	0.97%
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.64%	0.70%	0.81%	0.85%	0.89%
Portfolio turnover rate	41%	83%	66%	96%	111%
Net assets at end of year (in 000’s)	$5,093	$7,791	$6,386	$11,513	$9,559

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.32	$10.71	$8.91	$8.75	$8.76

Net investment income (loss) (a)	0.08	0.08	0.15	0.07	0.08
Net realized and unrealized gain (loss) on investments	0.11	0.81	1.88	0.75	0.10 (b)

Total from investment operations	0.19	0.89	2.03	0.82	0.18

Less dividends and distributions:
From net investment income	(0.09)	—	(0.12)	(0.07)	(0.09)
From net realized gain on investments	(0.28)	(0.28)	(0.11)	(0.59)	(0.10)

Total dividends and distributions	(0.37)	(0.28)	(0.23)	(0.66)	(0.19)

Net asset value at end of year	$11.14	$11.32	$10.71	$8.91	$8.75

Total investment return (c)	1.72%	8.45%	23.39%	10.23%	1.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%	0.78%	1.54%	0.76%	0.86%
Net expenses (d)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.89%	0.95%	1.07%	1.10%	1.14%
Portfolio turnover rate	41%	83%	66%	96%	111%
Net assets at end of year (in 000’s)	$14	$11	$35	$5,597	$5,056

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.34 2.29%	8.30 9.53%	3.49 4.19%	1.50 1.50%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.47 2.15	8.18 9.41	3.39 4.09	1.75 1.75
Class I Shares	No Sales Charge		2.47	9.79	4.45	1.26
Class R1 Shares[4]	No Sales Charge		2.44	9.68	4.35	1.42
Class R2 Shares[5]	No Sales Charge		2.16	9.42	4.09	1.61
Class R3 Shares[6]	No Sales Charge		2.00	9.16	3.83	1.86

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

65

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	5.20%	14.33%	6.24%
MSCI EAFE® Index[8]	–0.07	4.81	–0.10
Barclays U.S. Aggregate Bond Index[9]	1.96	3.03	4.86
Retirement 2050 Composite Index[10]	3.80	11.14	4.65
Average Lipper Mixed-Asset Target 2050 Fund[11]	0.33	8.21	3.29

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2050 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046, to December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

66	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$975.20	$1.84	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$974.30	$2.34	$1,022.80	$2.40

Class I Shares	$1,000.00	$976.20	$0.60	$1,024.60	$0.61

Class R1 Shares	$1,000.00	$976.20	$1.10	$1,024.10	$1.12

Class R2 Shares	$1,000.00	$974.30	$2.34	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$973.60	$3.58	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

67

Investment Objectives of Underlying Funds as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 72 for specific holdings within these categories.

68	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments1, the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 2.29% for Class A shares and 2.15% for Investor Class shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 2.47%, Class R1 shares returned 2.44%, Class R2 shares returned 2.16% and Class R3 shares returned 2.00%. For the 12 months ended October 31, 2015, all share classes underperformed the 5.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –0.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2015, all share classes outperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 3.80% return of the Retirement 2050 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2050 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 0.33% return of the Average Lipper3 Mixed-Asset Target 2050 Fund for the 12 months ended October 31, 2015. See page 65 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities and to international and emerging-market stocks— accounted for many of the challenges the Fund experienced in terms of relative performance. During the reporting period, U.S. large-cap stocks generally outperformed fixed-income securities and strongly outperformed international and emerging-market stocks.

The Retirement 2050 Composite Index reflects a broader mix of asset classes. During the reporting period, the most significant factor influencing the Fund’s performance relative to this Index was the performance of the Underlying Funds. During the reporting period, contributions from individual Underlying Funds were mixed. (Contributions take weightings and total returns into account.) A few Underlying Funds, including MainStay Total Return Bond Fund, detracted from the Fund’s relative performance, while others, including MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund, helped the Fund’s relative performance.

Returns associated with the management of the Fund’s asset-allocation policy were negative during the reporting period. We believed that the Fund’s overall blend of stocks and bonds was appropriate, but a bias toward small-cap stocks and significant allocations to Underlying Funds that invest in emerging-market equities detracted from the Fund’s relative performance. Positioning in the fixed-income portion of the Fund had little impact on performance because of counterbalancing forces. Our cautious stance on interest-rate risk during the reporting period steered us toward short-duration assets, which provided lower returns than longer-maturity bonds as yields dropped modestly during the reporting period. Fortunately, this drag on performance was somewhat offset by largely avoiding foreign bonds, which showed poor performance during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration4. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Active positioning in the Fund was restrained through much of the reporting period. Equity valuations have risen significantly in recent years and, in our opinion, no longer appear to offer much of a bargain. Further, we believe that a strong dollar and a likely rise in wage pressures may diminish profit margins in the quarters ahead, eroding earnings growth. We believe that the U.S. economy, driven by robust gains in personal consumption, appears relatively healthy and that equities appear attractively positioned in relation to fixed-income alternatives. Since these influences balance one another out, we maintained a position close to that of the Retirement 2050 Composite Index for

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 66 for more information on this index
3.	See footnote on page 66 for more information about Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

69

much of the reporting period. The global equity sell-off in August and September did provide an opportunity to add to the Fund’s equity positions, but because prices later recovered significantly, we began to reduce that exposure.

Weak returns within the equity portion of the Fund came from leaning toward small-cap stocks and emerging-market equities. We moved toward small-cap stocks because we believed that large-cap multinational companies would be vulnerable to weak consumption abroad and that they would be hurt by a strong U.S. dollar. Unfortunately, the performance of these companies during the reporting period implied otherwise. In our opinion, valuations among emerging-market equities looked very attractive during the reporting period vis-à-vis historical standards, and we believed that emerging-market companies would be primary beneficiaries should global growth stabilize and then reaccelerate.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary intervention inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s allocations were fairly stable during the reporting period. One of the more noticeable changes was an increase in the Fund’s allocation to MainStay Epoch U.S. All Cap Fund, driven by our desire to own stock in companies with significant exposure to domestic spending. The increase in exposure was sourced from a variety of large-cap equity Underlying Funds, including MainStay ICAP Equity Fund and MainStay MAP Fund. We also increased the Fund’s position in MainStay Short Duration High Yield Fund as credit spreads5 widened. In our opinion, wider spreads made the return potential in this part of the market more appealing. We established a Fund position in iShares TIPS Bond ETF in anticipation of rising inflationary pressures. Exposure among Underlying Funds that invest in emerging-market equities was reconstituted, with the Fund eliminating its position in Guggenheim China Small Cap ETF and establishing positions in iShares MSCI India ETF and Market Vectors India Small-Cap Index ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

During the reporting period, the Underlying Equity Funds that provided the highest total returns were MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. At the other end of the spectrum, the lowest total returns came from Underlying Equity Funds that invested in emerging markets. Market Vectors Africa Index ETF and iShares MSCI Poland Capped ETF were particularly weak performers.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Because of position size and strong performance, the most significant contribution to return came from MainStay Large Cap Growth Fund. MainStay Common Stock Fund was next in line. Also as a result of position size and performance, MainStay ICAP International Fund was the largest detractor from the Fund’s performance. SPDR S&P Emerging Markets Small Cap ETF was also a weak performer during the reporting period.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to push U.S. Treasury yields a touch lower across much of the yield curve.6 Indications of growing wage pressure and an impending “lift-off” from a near-zero interest-rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Outside of emerging-market debt, which was particularly weak during the reporting period, there has been relatively little dispersion of returns across fixed-income sectors. Investment-grade bonds provided better returns than speculative-grade issues, and nominal bonds were better than inflation-indexed instruments, but the degree of difference in both cases was relatively small.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

70	MainStay Retirement 2050 Fund

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Short Duration High Yield Fund made a very modest positive contribution to the Fund’s performance, with no other Underlying Fixed-Income Funds making a material positive impact on the Fund’s performance. MainStay Total Return Bond Fund was a weak performer for the Fund, as was iShares TIPS Bond ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

71

Portfolio of Investments October 31, 2015

	Shares	Value
Affiliated Investment Companies 81.1%†
Equity Funds 77.2%
MainStay Common Stock Fund Class I (a)	401,026	$8,136,818
MainStay Epoch International Small Cap Fund Class I (a)	135,545	2,986,061
MainStay Epoch U.S. All Cap Fund Class I	424,179	12,309,664
MainStay ICAP Equity Fund Class I	87,880	4,501,231
MainStay ICAP International Fund Class I	283,665	9,162,377
MainStay International Equity Fund Class I	304,539	4,138,681
MainStay Large Cap Growth Fund Class I	1,200,242	13,382,700
MainStay MAP Fund Class I	172,155	7,635,059
MainStay S&P 500 Index Fund Class I	102,060	4,981,537

Total Equity Funds (Cost $55,982,136)		67,234,128

Fixed Income Funds 3.9%
MainStay Short Duration High Yield Fund Class I	236,349	2,309,128
MainStay Total Return Bond Fund Class I	105,049	1,098,817

Total Fixed Income Funds (Cost $3,445,042)		3,407,945

Total Affiliated Investment Companies (Cost $59,427,178)		70,642,073

Unaffiliated Investment Companies 15.4%
Equity Funds 14.0%
iShares MSCI All Country Asia ex-Japan ETF	25,349	1,431,965
iShares MSCI Frontier 100 ETF	7,856	210,069
iShares MSCI India ETF	5,864	167,007
iShares MSCI Philippines ETF	4,732	166,614
iShares MSCI Poland Capped ETF	3,201	65,396
iShares Russell 2000 Index ETF	75,046	8,655,806
Market Vectors Africa Index ETF	9,852	201,572
Market Vectors India Small-Cap Index ETF	2,362	100,975
SPDR S&P Emerging Markets Small Cap ETF	29,647	1,163,645

Total Equity Funds (Cost $10,365,268)		12,163,049

Fixed Income Funds 1.4%
iShares TIPS Bond ETF	3,732	414,103
Vanguard Short-Term Inflation-Protected Securities ETF	17,331	839,167

Total Fixed Income Funds (Cost $1,260,449)		1,253,270

Total Unaffiliated Investment Companies (Cost $11,625,717)		13,416,319

	Principal Amount	Value
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $2,987,999 (Collateralized by a United States Treasury Note with a rate of 1.25% and a maturity date of 1/31/20, with a Principal Amount of $3,060,000 and a Market Value of $3,048,525)	$2,987,999	$2,987,999

Total Short-Term Investment (Cost $2,987,999)		2,987,999

Total Investments (Cost $74,040,894) (b)	99.9%	87,046,391
Other Assets, Less Liabilities	0.1	123,033
Net Assets	100.0%	$87,169,424

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2015, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2015, cost was $75,387,276 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$12,083,840
Gross unrealized depreciation	(424,725)

Net unrealized appreciation	$11,659,115

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$67,234,128	$—	$—	$67,234,128
Fixed Income Funds	3,407,945	—	—	3,407,945

Total Affiliated Investment Companies	70,642,073	—	—	70,642,073

Unaffiliated Investment Companies
Equity Funds	12,163,049	—	—	12,163,049
Fixed Income Funds	1,253,270	—	—	1,253,270

Total Unaffiliated Investment Companies	13,416,319	—	—	13,416,319

Short-Term Investment
Repurchase Agreement	—	2,987,999	—	2,987,999

Total Investments in Securities	$84,058,392	$2,987,999	$—	$87,046,391

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	73

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $59,427,178)	$70,642,073
Investment in unaffiliated investment companies, at value (identified cost $11,625,717)	13,416,319
Repurchase agreement, at value (identified cost $2,987,999)	2,987,999
Receivables:
Fund shares sold	253,209
Manager (See Note 3)	21,826
Other assets	23,953

Total assets	87,345,379

Liabilities
Due to custodian	89,283
Payables:
Transfer agent (See Note 3)	39,407
Investment securities purchased	23,394
Professional fees	12,488
NYLIFE Distributors (See Note 3)	2,871
Shareholder communication	2,400
Custodian	1,219
Fund shares redeemed	1,111
Trustees	204
Accrued expenses	3,578

Total liabilities	175,955

Net assets	$87,169,424

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,875
Additional paid-in capital	72,806,774

72,814,649
Undistributed net investment income	155,466
Accumulated net realized gain (loss) on investments	1,193,812
Net unrealized appreciation (depreciation) on investments	13,005,497

Net assets	$87,169,424

Class A
Net assets applicable to outstanding shares	$3,502,971

Shares of beneficial interest outstanding	318,377

Net asset value per share outstanding	$11.00
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.64

Investor Class
Net assets applicable to outstanding shares	$6,494,080

Shares of beneficial interest outstanding	591,397

Net asset value per share outstanding	$10.98
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.62

Class I
Net assets applicable to outstanding shares	$69,179,321

Shares of beneficial interest outstanding	6,241,846

Net asset value and offering price per share outstanding	$11.08

Class R1
Net assets applicable to outstanding shares	$4,128,675

Shares of beneficial interest outstanding	372,382

Net asset value and offering price per share outstanding	$11.09

Class R2
Net assets applicable to outstanding shares	$3,754,274

Shares of beneficial interest outstanding	340,898

Net asset value and offering price per share outstanding	$11.01

Class R3
Net assets applicable to outstanding shares	$110,103

Shares of beneficial interest outstanding	9,967

Net asset value and offering price per share outstanding	$11.05

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$950,495
Dividend distributions from unaffiliated investment companies	195,922

Total income	1,146,417

Expenses
Transfer agent (See Note 3)	240,312
Manager (See Note 3)	83,325
Registration	76,832
Distribution/Service—Class A (See Note 3)	8,862
Distribution/Service—Investor Class (See Note 3)	14,162
Distribution/Service—Class R2 (See Note 3)	13,489
Distribution/Service—Class R3 (See Note 3)	534
Professional fees	35,238
Custodian	9,943
Shareholder service (See Note 3)	9,167
Shareholder communication	7,370
Trustees	1,645
Miscellaneous	8,206

Total expenses before waiver/reimbursement	509,085
Expense waiver/reimbursement from Manager (See Note 3)	(353,050)

Net expenses	156,035

Net investment income (loss)	990,382

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(72,583)
Unaffiliated investment company transactions	13,484
Realized capital gain distributions from affiliated investment companies	2,609,226
Realized capital gain distributions from unaffiliated investment companies	16,179

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,566,306

Net change in unrealized appreciation (depreciation) on investments	(1,695,023)

Net realized and unrealized gain (loss) on investments	871,283

Net increase (decrease) in net assets resulting from operations	$1,861,665

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	75

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$990,382	$551,025
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,566,306	2,465,723
Net change in unrealized appreciation (depreciation) on investments	(1,695,023)	2,814,875

Net increase (decrease) in net assets resulting from operations	1,861,665	5,831,623

Dividends and distributions to shareholders:
From net investment income:
Class A	(73,288)	(76,509)
Investor Class	(57,460)	(40,434)
Class I	(873,984)	(698,736)
Class R1	(40,171)	—
Class R2	(73,921)	(56,367)
Class R3	(1,019)	—

	(1,119,843)	(872,046)

From net realized gain on investments:
Class A	(136,915)	(203,139)
Investor Class	(120,005)	(110,818)
Class I	(1,420,134)	(1,517,956)
Class R1	(76,266)	—
Class R2	(152,925)	(161,762)
Class R3	(2,622)	(107)

	(1,908,867)	(1,993,782)

Total dividends and distributions to shareholders	(3,028,710)	(2,865,828)

Capital share transactions:
Net proceeds from sale of shares	22,621,780	23,003,650
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,028,710	2,865,801
Cost of shares redeemed	(15,485,859)	(10,260,023)

Increase (decrease) in net assets derived from capital share transactions	10,164,631	15,609,428

Net increase (decrease) in net assets	8,997,586	18,575,223

Net Assets
Beginning of year	78,171,838	59,596,615

End of year	$87,169,424	$78,171,838

Undistributed net investment income at end of year	$155,466	$105,071

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.16	$10.72	$8.77	$8.59	$8.55

Net investment income (loss) (a)	0.16	0.07	0.09	0.08	0.10
Net realized and unrealized gain (loss) on investments	0.09	0.85	2.07	0.76	0.10 (b)

Total from investment operations	0.25	0.92	2.16	0.84	0.20

Less dividends and distributions:
From net investment income	(0.14)	(0.13)	(0.14)	(0.08)	(0.10)
From net realized gain on investments	(0.27)	(0.35)	(0.07)	(0.58)	(0.06)

Total dividends and distributions	(0.41)	(0.48)	(0.21)	(0.66)	(0.16)

Net asset value at end of year	$11.00	$11.16	$10.72	$8.77	$8.59

Total investment return (c)	2.29%	8.82%	25.15%	10.64%	2.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	0.62%	0.96%	0.97%	1.11%
Net expenses (d)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.79%	0.76%	0.83%	0.85%	0.91%
Portfolio turnover rate	42%	51%	63%	102%	139%
Net assets at end of year (in 000’s)	$3,503	$5,083	$5,940	$2,432	$2,423

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.14	$10.71	$8.76	$8.58	$8.55

Net investment income (loss) (a)	0.09	0.05	0.09	0.06	0.08
Net realized and unrealized gain (loss) on investments	0.15	0.86	2.06	0.77	0.10 (b)

Total from investment operations	0.24	0.91	2.15	0.83	0.18

Less dividends and distributions:
From net investment income	(0.13)	(0.13)	(0.13)	(0.07)	(0.09)
From net realized gain on investments	(0.27)	(0.35)	(0.07)	(0.58)	(0.06)

Total dividends and distributions	(0.40)	(0.48)	(0.20)	(0.65)	(0.15)

Net asset value at end of year	$10.98	$11.14	$10.71	$8.76	$8.58

Total investment return (c)	2.15%	8.69%	24.95%	10.69%	2.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.49%	0.98%	0.74%	0.87%
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	1.00%	1.01%	1.13%	1.27%	1.51%
Portfolio turnover rate	42%	51%	63%	102%	139%
Net assets at end of year (in 000’s)	$6,494	$4,746	$3,158	$1,793	$1,010

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	77

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.24	$10.79	$8.83	$8.64	$8.60

Net investment income (loss) (a)	0.14	0.10	0.14	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.13	0.86	2.05	0.76	0.14 (b)

Total from investment operations	0.27	0.96	2.19	0.87	0.22

Less dividends and distributions:
From net investment income	(0.16)	(0.16)	(0.16)	(0.10)	(0.12)
From net realized gain on investments	(0.27)	(0.35)	(0.07)	(0.58)	(0.06)

Total dividends and distributions	(0.43)	(0.51)	(0.23)	(0.68)	(0.18)

Net asset value at end of year	$11.08	$11.24	$10.79	$8.83	$8.64

Total investment return (c)	2.47%	9.16%	25.40%	10.97%	2.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	0.88%	1.44%	1.26%	0.94%
Net expenses (d)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.54%	0.52%	0.58%	0.60%	0.66%
Portfolio turnover rate	42%	51%	63%	102%	139%
Net assets at end of year (in 000’s)	$69,179	$58,948	$45,630	$33,346	$37,721

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Year ended October 31, 2015	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.23	$11.24

Net investment income (loss) (a)	0.12	0.00	‡
Net realized and unrealized gain (loss) on investments	0.15	(0.01)

Total from investment operations	0.27	(0.01)

Less dividends and distributions:
From net investment income	(0.14)	—
From net realized gain on investments	(0.27)	—

Total dividends and distributions	(0.41)	—

Net asset value at end of period	$11.09	$11.23

Total investment return (b)	2.44%	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	0.20	% ††
Net expenses (e)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.64%	0.68	% ††
Portfolio turnover rate	42%	51%
Net assets at end of period (in 000’s)	$4,129	$3,130

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.17	$10.73	$8.78	$8.59	$8.55

Net investment income (loss) (a)	0.12	0.06	0.12	0.07	0.07
Net realized and unrealized gain (loss) on investments	0.12	0.85	2.03	0.77	0.12 (b)

Total from investment operations	0.24	0.91	2.15	0.84	0.19

Less dividends and distributions:
From net investment income	(0.13)	(0.12)	(0.13)	(0.07)	(0.09)
From net realized gain on investments	(0.27)	(0.35)	(0.07)	(0.58)	(0.06)

Total dividends and distributions	(0.40)	(0.47)	(0.20)	(0.65)	(0.15)

Net asset value at end of year	$11.01	$11.17	$10.73	$8.78	$8.59

Total investment return (c)	2.16%	8.71%	24.98%	10.62%	2.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%	0.53%	1.22%	0.79%	0.84%
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.89%	0.87%	0.93%	0.95%	1.01%
Portfolio turnover rate	42%	51%	63%	102%	139%
Net assets at end of year (in 000’s)	$3,754	$6,157	$4,865	$4,128	$3,065

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.20	$10.68	$8.73	$8.55	$8.52

Net investment income (loss) (a)	0.08	(0.02)	0.13	0.05	0.06
Net realized and unrealized gain (loss) on investments	0.14	0.89	2.00	0.76	0.10 (b)

Total from investment operations	0.22	0.87	2.13	0.81	0.16

Less dividends and distributions:
From net investment income	(0.10)	—	(0.11)	(0.05)	(0.07)
From net realized gain on investments	(0.27)	(0.35)	(0.07)	(0.58)	(0.06)

Total dividends and distributions	(0.37)	(0.35)	(0.18)	(0.63)	(0.13)

Net asset value at end of year	$11.05	$11.20	$10.68	$8.73	$8.55

Total investment return (c)	2.00%	8.30%	24.85%	10.19%	2.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%	(0.21%)	1.42%	0.56%	0.68%
Net expenses (d)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	1.14%	1.12%	1.17%	1.20%	1.26%
Portfolio turnover rate	42%	51%	63%	102%	139%
Net assets at end of year (in 000’s)	$110	$108	$3	$3,767	$3,020

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	79

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered on June 29, 2007, but did not commence operations until August 21, 2014. Class R2 and Class R3 shares were first offered on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (“Affiliated Underlying Funds”), mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”) (“Unaffiliated Underlying Funds”) if a New York Life Investments managed mutual fund in a particular asset class is not available (Affiliated Underlying Funds collectively with Unaffiliated Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Retirement Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Retirement Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Retirement Funds’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Retirement Fund.

80	MainStay Retirement Funds

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a Retirement Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of each Retirement Fund’s assets and liabilities is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Affiliated Underlying Funds are valued at their NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Affiliated Underlying Fund’s manager in consultation with the Affiliated Underlying Fund’s subadvisor(s), if any.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Retirement Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can

81

Notes to Financial Statements (continued)

be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Retirement Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements to earn income. The Retirement Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Retirement Fund to the seller secured by the securities transferred to the respective Retirement Fund.

When the Retirement Funds invest in repurchase agreements, the Retirement Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Retirement Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Retirement Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Retirement Funds.

Under the Management Agreement, each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses of each Retirement Fund does not exceed the following percentages of average daily net assets: Class A, 0.375%; Investor Class, 0.475%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These agreements will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$70,522
MainStay Retirement 2020 Fund	174,484
MainStay Retirement 2030 Fund	234,986
MainStay Retirement 2040 Fund	178,666
MainStay Retirement 2050 Fund	83,325

82	MainStay Retirement Funds

During the year ended October 31, 2015, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$220,578
MainStay Retirement 2020 Fund	225,880
MainStay Retirement 2030 Fund	296,500
MainStay Retirement 2040 Fund	321,169
MainStay Retirement 2050 Fund	353,050

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2015, shareholder service fees incurred by each Retirement Fund were as follows:

MainStay Retirement 2010 Fund
Class R1	$16,952
Class R2	2,594
Class R3	11

MainStay Retirement 2020 Fund
Class R1	$30,689
Class R2	4,124
Class R3	52

MainStay Retirement 2030 Fund
Class R1	$22,746
Class R2	6,594
Class R3	302

MainStay Retirement 2040 Fund
Class R1	$12,998
Class R2	6,881
Class R3	12

MainStay Retirement 2050 Fund
Class R1	$3,665
Class R2	5,395
Class R3	107

(C)  Sales Charges.  During the year ended October 31, 2015, the Retirement Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Retirement 2010 Fund
Class A	$1,544
Investor Class	1,330

MainStay Retirement 2020 Fund
Class A	$10,031
Investor Class	6,994

MainStay Retirement 2030 Fund
Class A	$9,152
Investor Class	16,341

MainStay Retirement 2040 Fund
Class A	$6,678
Investor Class	15,346

83

Notes to Financial Statements (continued)

MainStay Retirement 2050 Fund
Class A	$1,112
Investor Class	9,910

During the year ended October 31, 2015, the Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Class A shares were as follows:

MainStay Retirement 2040 Fund
Class A	$2

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. During the year ended October 31, 2015, transfer agent expenses incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class A	$10,516
Investor Class	5,147
Class I	63,172
Class R1	25,195
Class R2	3,856
Class R3	16

MainStay Retirement 2020 Fund
Class A	$10,206
Investor Class	16,752
Class I	73,465
Class R1	19,405
Class R2	2,608
Class R3	33

MainStay Retirement 2030 Fund
Class A	$10,968
Investor Class	31,094
Class I	134,373
Class R1	16,975
Class R2	4,921
Class R3	225

MainStay Retirement 2040 Fund
Class A	$9,761
Investor Class	35,717
Class I	151,044
Class R1	14,050
Class R2	7,438
Class R3	14

MainStay Retirement 2050 Fund
Class A	$9,711
Investor Class	27,604
Class I	177,871
Class R1	10,033
Class R2	14,800
Class R3	293

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

84	MainStay Retirement Funds

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2015, purchases and sales transactions, income earned from investments and percentage of outstanding shares of Affiliated Investment Companies were as follows:

MainStay Retirement 2010 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Common Stock Fund Class I	$4,334	$780	$(2,368)	$36	$—	$2,889	3.2
MainStay Epoch International Small Cap Fund Class I	1,075	351	(688)	9	—	776	1.7
MainStay Epoch U.S. All Cap Fund Class I	4,032	1,654	(1,785)	33	305	3,717	0.6
MainStay Floating Rate Fund Class I	—	120	—	1	—	119	0.0
MainStay High Yield Corporate Bond Fund Class I	908	2,237	(1,008)	95	—	2,069	0.0
MainStay ICAP Equity Fund Class I	3,340	880	(2,355)	48	229	1,708	0.2
MainStay ICAP International Fund Class I	2,868	1,779	(2,446)	72	—	2,023	0.1
MainStay Indexed Bond Fund Class I	15,463	5,401	(6,468)	406	45	14,191	5.8
MainStay International Equity Fund Class I	1,488	527	(1,092)	10	—	942	0.4
MainStay Large Cap Growth Fund Class I	4,294	1,710	(2,662)	—	359	3,221	0.0
MainStay MAP Fund Class I	4,505	1,079	(2,583)	66	307	2,729	0.2
MainStay S&P 500 Index Fund Class I	4,139	5,463	(6,829)	50	6	3,002	0.2
MainStay Short Duration High Yield Fund Class I	3,027	888	(875)	158	3	2,960	0.8
MainStay Total Return Bond Fund Class I	18,214	3,011	(4,398)	523	71	16,216	1.6

Total	$67,687	$25,880	$(35,557)	$1,507	$1,325	$56,562

MainStay Retirement 2020 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income		Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Common Stock Fund Class I	$14,235	$2,725	$(5,220)	$121		$—	$12,289	13.4
MainStay Epoch International Small Cap Fund Class I	3,944	755	(1,388)	32		—	3,481	7.5
MainStay Epoch U.S. All Cap Fund Class I	13,356	3,350	(3,766)	112		1,041	12,346	1.9
MainStay Floating Rate Fund Class I	—	36	—	—	(a)	—	35	0.0
MainStay High Yield Corporate Bond Fund Class I	—	2,967	(1,049)	26		—	1,920	0.0
MainStay ICAP Equity Fund Class I	11,196	2,882	(5,462)	187		805	8,041	0.9
MainStay ICAP International Fund Class I	11,060	4,118	(4,469)	302		—	9,950	0.6
MainStay Indexed Bond Fund Class I	13,179	9,454	(9,609)	400		39	12,815	5.2
MainStay International Equity Fund Class I	5,739	1,238	(2,466)	44		—	4,623	2.1
MainStay Large Cap Growth Fund Class I	14,081	4,250	(7,123)	—		1,192	10,886	0.1
MainStay MAP Fund Class I	14,745	3,638	(5,564)	224		1,052	11,868	1.1
MainStay S&P 500 Index Fund Class I	12,829	13,645	(15,706)	166		21	11,441	0.8
MainStay Short Duration High Yield Fund Class I	6,168	3,484	(1,852)	373		6	7,612	2.0
MainStay Total Return Bond Fund Class I	38,135	9,440	(8,548)	1,169		152	37,669	3.7

Total	$158,667	$61,982	$(72,222)	$3,156		$4,308	$144,976

MainStay Retirement 2030 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Common Stock Fund Class I	$22,777	$3,750	$(4,983)	$198	$—	$22,473	24.6
MainStay Epoch International Small Cap Fund Class I	6,553	1,147	(1,681)	56	—	6,330	13.6
MainStay Epoch U.S. All Cap Fund Class I	21,266	5,559	(3,299)	186	1,720	22,527	3.5
MainStay Floating Rate Fund Class I	14	591	(117)	2	—	485	0.1
MainStay High Yield Corporate Bond Fund Class I	—	3,072	(1,209)	23	—	1,874	0.0
MainStay ICAP Equity Fund Class I	18,014	4,495	(6,767)	316	1,332	14,798	1.6
MainStay ICAP International Fund Class I	18,989	6,873	(5,475)	552	—	19,020	1.1
MainStay International Equity Fund Class I	9,757	2,046	(3,316)	79	—	8,699	3.9
MainStay Large Cap Growth Fund Class I	22,380	6,656	(8,837)	—	1,974	19,702	0.2
MainStay MAP Fund Class I	23,414	5,810	(5,940)	366	1,715	21,720	1.9
MainStay S&P 500 Index Fund Class I	20,103	20,223	(21,178)	274	34	20,164	1.4
MainStay Short Duration High Yield Fund Class I	6,845	6,934	(3,067)	496	8	10,470	2.7
MainStay Total Return Bond Fund Class I	33,363	20,027	(17,796)	1,182	132	34,143	3.3

Total	$203,475	$87,183	$(83,665)	$3,730	$6,915	$202,405

85

Notes to Financial Statements (continued)

MainStay Retirement 2040 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income		Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Common Stock Fund Class I	$18,182	$2,140	$(3,619)	$159		$—	$17,457	19.1
MainStay Epoch International Small Cap Fund Class I	5,718	1,298	(1,453)	49		—	5,848	12.6
MainStay Epoch U.S. All Cap Fund Class I	17,283	9,270	(2,592)	153		1,419	23,085	3.6
MainStay Floating Rate Fund Class I	—	111	—	—	(a)	—	110	0.0
MainStay ICAP Equity Fund Class I	14,098	2,637	(5,749)	233		1,009	10,326	1.2
MainStay ICAP International Fund Class I	17,004	6,502	(4,821)	503		—	17,454	1.0
MainStay International Equity Fund Class I	8,541	1,950	(2,624)	72		—	8,074	3.6
MainStay Large Cap Growth Fund Class I	18,706	8,449	(5,991)	—		1,718	20,764	0.1
MainStay MAP Fund Class I	18,540	4,045	(4,681)	292		1,369	16,654	1.5
MainStay S&P 500 Index Fund Class I	16,630	15,222	(17,680)	229		29	14,933	1.1
MainStay Short Duration High Yield Fund Class I	2,420	5,476	(1,911)	261		4	5,879	1.5
MainStay Total Return Bond Fund Class I	9,635	10,250	(11,145)	346		37	8,307	0.8

Total	$146,757	$67,350	$(62,266)	$2,297		$5,585	$148,891

MainStay Retirement 2050 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Common Stock Fund Class I	$8,042	$1,550	$(1,793)	$73	$—	$8,137	8.9
MainStay Epoch International Small Cap Fund Class I	2,784	750	(691)	24	—	2,986	6.4
MainStay Epoch U.S. All Cap Fund Class I	7,929	5,845	(989)	77	713	12,309	1.9
MainStay ICAP Equity Fund Class I	6,049	1,941	(3,199)	92	409	4,501	0.5
MainStay ICAP International Fund Class I	8,265	3,669	(2,144)	246	—	9,162	0.5
MainStay International Equity Fund Class I	4,144	1,150	(1,258)	36	—	4,139	1.8
MainStay Large Cap Growth Fund Class I	8,721	6,033	(1,375)	—	871	13,383	0.1
MainStay MAP Fund Class I	8,015	2,551	(2,401)	127	595	7,635	0.7
MainStay S&P 500 Index Fund Class I	7,537	7,088	(9,965)	102	13	4,982	0.4
MainStay Short Duration High Yield Fund Class I	445	2,767	(868)	91	1	2,309	0.6
MainStay Total Return Bond Fund Class I	1,901	4,040	(4,735)	82	7	1,099	0.1

Total	$63,832	$37,384	$(29,418)	$950	$2,609	$70,642

(a)	Less than one thousand dollars.

As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Retirement Funds with values and percentages of net assets as follows:

MainStay Retirement 2010 Fund
Class I	$768,476	1.9%
Class R3	10,623	100.0

MainStay Retirement 2020 Fund
Class I	$6,162,633	5.4%
Class R3	9,759	27.8

MainStay Retirement 2030 Fund
Class I	$13,199,828	7.1%

MainStay Retirement 2040 Fund
Class I	$10,377,260	7.2%
Class R3	10,662	73.9

MainStay Retirement 2050 Fund
Class I	$7,432,073	10.7%

86	MainStay Retirement Funds

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Retirement 2010 Fund	$911,150	$1,366,425	$—	$3,874,989	$6,152,564
MainStay Retirement 2020 Fund	1,752,074	3,733,672	—	15,106,268	20,592,014
MainStay Retirement 2030 Fund	1,601,712	5,575,462	—	25,926,478	33,103,652
MainStay Retirement 2040 Fund	776,588	4,426,468	—	19,487,394	24,690,450
MainStay Retirement 2050 Fund	422,367	2,273,293	—	11,659,115	14,354,775

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Retirement 2010 Fund	$83,986	$(381,503)	$297,517
MainStay Retirement 2020 Fund	288,668	(855,621)	566,953
MainStay Retirement 2030 Fund	436,813	(1,010,087)	573,274
MainStay Retirement 2040 Fund	368,494	(819,307)	450,813
MainStay Retirement 2050 Fund	179,856	(465,352)	285,496

The reclassifications for the Funds are primarily due to short term distributions received from underlying Regulated Investment Companies and distributions in connection with redemption of fund shares.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2015			2014
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$2,104,115	$1,234,285	$3,338,400	$1,698,887	$2,184,534	$3,883,421
MainStay Retirement 2020 Fund	4,316,552	2,482,952	6,799,504	3,107,021	2,813,110	5,920,131
MainStay Retirement 2030 Fund	4,930,631	3,201,186	8,131,817	3,528,481	3,356,278	6,884,759
MainStay Retirement 2040 Fund	3,580,445	3,281,177	6,861,622	2,433,212	1,743,252	4,176,464
MainStay Retirement 2050 Fund	1,423,678	1,605,032	3,028,710	1,431,459	1,434,369	2,865,828

87

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund’s net assets and/or the market value of securities held by each Retirement Fund and the number of certain cash transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Retirement Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$32,724	$39,722
MainStay Retirement 2020 Fund	81,181	82,154
MainStay Retirement 2030 Fund	110,107	94,523
MainStay Retirement 2040 Fund	83,324	70,764
MainStay Retirement 2050 Fund	43,830	33,556

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	391,579	$4,061,657
Shares issued to shareholders in reinvestment of dividends and distributions	41,916	432,150
Shares redeemed	(565,454)	(5,817,672)

Net increase (decrease) in shares outstanding before conversion	(131,959)	(1,323,865)
Shares converted into Class A (See Note 1)	4,706	50,089

Net increase (decrease)	(127,253)	$(1,273,776)

Year ended October 31, 2014:
Shares sold	277,965	$2,906,212
Shares issued to shareholders in reinvestment of dividends and distributions	158,058	1,613,768
Shares redeemed	(1,905,155)	(20,389,131)

Net increase (decrease) in shares outstanding before conversion	(1,469,132)	(15,869,151)
Shares converted into Class A (See Note 1)	1,968	20,658
Shares converted from Class A (See Note 1)	(1,968)	(20,553)

Net increase (decrease)	(1,469,132)	$(15,869,046)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	43,897	$462,144
Shares issued to shareholders in reinvestment of dividends and distributions	5,177	53,641
Shares redeemed	(36,164)	(378,566)

Net increase (decrease) in shares outstanding before conversion	12,910	137,219
Shares converted from Investor Class (See Note 1)	(4,693)	(50,089)

Net increase (decrease)	8,217	$87,130

Year ended October 31, 2014:
Shares sold	32,130	$337,886
Shares issued to shareholders in reinvestment of dividends and distributions	8,176	83,726
Shares redeemed	(30,827)	(323,291)

Net increase (decrease) in shares outstanding before conversion	9,479	98,321
Shares converted into Investor Class (See Note 1)	1,963	20,553
Shares converted from Investor Class (See Note 1)	(1,963)	(20,658)

Net increase (decrease)	9,479	$98,216

88	MainStay Retirement Funds

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	595,178	$6,276,100
Shares issued to shareholders in reinvestment of dividends and distributions	191,660	1,989,426
Shares redeemed	(1,204,127)	(12,619,721)

Net increase (decrease)	(417,289)	$(4,354,195)

Year ended October 31, 2014:
Shares sold	1,990,346	$21,196,573
Shares issued to shareholders in reinvestment of dividends and distributions	196,833	2,021,480
Shares redeemed	(924,492)	(9,826,231)

Net increase (decrease)	1,262,687	$13,391,822

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	138,148	$1,466,166
Shares issued to shareholders in reinvestment of dividends and distributions	72,399	752,228
Shares redeemed	(334,472)	(3,514,165)

Net increase (decrease)	(123,925)	$(1,295,771)

Period ended October 31, 2014 (a):
Shares sold	1,647,912	$17,812,689
Shares redeemed	(28,274)	(300,909)

Net increase (decrease)	1,619,638	$17,511,780

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	79,859	$840,813
Shares issued to shareholders in reinvestment of dividends and distributions	10,548	108,960
Shares redeemed	(110,128)	(1,157,783)

Net increase (decrease)	(19,721)	$(208,010)

Year ended October 31, 2014:
Shares sold	90,898	$946,614
Shares issued to shareholders in reinvestment of dividends and distributions	15,784	161,312
Shares redeemed	(84,701)	(879,232)

Net increase (decrease)	21,981	$228,694

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares issued to shareholders in reinvestment of dividends and distributions	38	$397

Net increase (decrease)	38	$397

Year ended October 31, 2014:
Shares sold	1,090	$11,298
Shares issued to shareholders in reinvestment of dividends and distributions	63	655
Shares redeemed	(1,371)	(14,147)

Net increase (decrease)	(218)	$(2,194)

(a) Class R1 shares commenced operations on August 21, 2014.

MainStay Retirement 2020 Fund

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	942,285	$10,078,940
Shares issued to shareholders in reinvestment of dividends and distributions	78,629	840,543
Shares redeemed	(1,376,926)	(14,625,455)

Net increase (decrease) in shares outstanding before conversion	(356,012)	(3,705,972)
Shares converted into Class A (See Note 1)	14,644	160,464
Shares converted from Class A (See Note 1)	(11,976)	(124,530)

Net increase (decrease)	(353,344)	$(3,670,038)

Year ended October 31, 2014:
Shares sold	638,096	$6,793,076
Shares issued to shareholders in reinvestment of dividends and distributions	199,930	2,095,270
Shares redeemed	(3,124,607)	(34,329,593)

Net increase (decrease) in shares outstanding before conversion	(2,286,581)	(25,441,247)
Shares converted into Class A (See Note 1)	26,401	284,977
Shares converted from Class A (See Note 1)	(5,170)	(54,900)

Net increase (decrease)	(2,265,350)	$(25,211,170)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	193,227	$2,096,867
Shares issued to shareholders in reinvestment of dividends and distributions	22,335	239,431
Shares redeemed	(148,482)	(1,600,332)

Net increase (decrease) in shares outstanding before conversion	67,080	735,966
Shares converted into Investor Class (See Note 1)	11,963	124,530
Shares converted from Investor Class (See Note 1)	(14,617)	(160,464)

Net increase (decrease)	64,426	$700,032

Year ended October 31, 2014:
Shares sold	184,793	$1,985,148
Shares issued to shareholders in reinvestment of dividends and distributions	25,356	266,234
Shares redeemed	(93,498)	(1,002,382)

Net increase (decrease) in shares outstanding before conversion	116,651	1,249,000
Shares converted into Investor Class (See Note 1)	5,161	54,900
Shares converted from Investor Class (See Note 1)	(26,358)	(284,977)

Net increase (decrease)	95,454	$1,018,923

89

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,387,867	$15,116,175
Shares issued to shareholders in reinvestment of dividends and distributions	410,013	4,403,542
Shares redeemed	(1,559,369)	(16,943,883)

Net increase (decrease)	238,511	$2,575,834

Year ended October 31, 2014:
Shares sold	4,653,389	$50,615,787
Shares issued to shareholders in reinvestment of dividends and distributions	319,474	3,364,060
Shares redeemed	(931,925)	(10,022,768)

Net increase (decrease)	4,040,938	$43,957,079

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	280,840	$3,076,329
Shares issued to shareholders in reinvestment of dividends and distributions	106,107	1,139,598
Shares redeemed	(294,666)	(3,202,105)

Net increase (decrease)	92,281	$1,013,822

Period ended October 31, 2014 (a):
Shares sold	2,797,097	$31,044,295
Shares redeemed	(62,999)	(688,041)

Net increase (decrease)	2,734,098	$30,356,254

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	65,281	$702,706
Shares issued to shareholders in reinvestment of dividends and distributions	16,236	173,724
Shares redeemed	(296,586)	(3,255,117)

Net increase (decrease)	(215,069)	$(2,378,687)

Year ended October 31, 2014:
Shares sold	171,582	$1,829,501
Shares issued to shareholders in reinvestment of dividends and distributions	18,147	190,361
Shares redeemed	(92,533)	(985,020)

Net increase (decrease)	97,196	$1,034,842

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,585	$17,343
Shares issued to shareholders in reinvestment of dividends and distributions	234	2,539
Shares redeemed	(5,621)	(62,205)

Net increase (decrease)	(3,802)	$(42,323)

Year ended October 31, 2014:
Shares sold	6,935	$74,204
Shares issued to shareholders in reinvestment of dividends and distributions	367	3,892
Shares redeemed	(11,730)	(125,513)

Net increase (decrease)	(4,428)	$(47,417)

(a) Class R1 shares commenced operations on August 21, 2014.

MainStay Retirement 2030 Fund

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	660,705	$7,129,260
Shares issued to shareholders in reinvestment of dividends and distributions	69,513	749,348
Shares redeemed	(1,271,011)	(13,574,691)

Net increase (decrease) in shares outstanding before conversion	(540,793)	(5,696,083)
Shares converted into Class A (See Note 1)	43,913	489,206
Shares converted from Class A (See Note 1)	(8,263)	(87,014)

Net increase (decrease)	(505,143)	$(5,293,891)

Year ended October 31, 2014:
Shares sold	659,883	$7,083,625
Shares issued to shareholders in reinvestment of dividends and distributions	156,537	1,648,340
Shares redeemed	(2,281,217)	(25,147,947)

Net increase (decrease) in shares outstanding before conversion	(1,464,797)	(16,415,982)
Shares converted into Class A (See Note 1)	21,770	238,517
Shares converted from Class A (See Note 1)	(23)	(241)

Net increase (decrease)	(1,443,050)	$(16,177,706)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	389,590	$4,280,741
Shares issued to shareholders in reinvestment of dividends and distributions	28,522	308,045
Shares redeemed	(169,658)	(1,853,721)

Net increase (decrease) in shares outstanding before conversion	248,454	2,735,065
Shares converted into Investor Class (See Note 1)	8,261	87,014
Shares converted from Investor Class (See Note 1)	(43,877)	(489,206)

Net increase (decrease)	212,838	$2,332,873

Year ended October 31, 2014:
Shares sold	309,121	$3,319,038
Shares issued to shareholders in reinvestment of dividends and distributions	30,238	318,710
Shares redeemed	(122,522)	(1,315,615)

Net increase (decrease) in shares outstanding before conversion	216,837	2,322,133
Shares converted into Investor Class (See Note 1)	23	241
Shares converted from Investor Class (See Note 1)	(21,757)	(238,517)

Net increase (decrease)	195,103	$2,083,857

90	MainStay Retirement Funds

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,174,117	$23,997,415
Shares issued to shareholders in reinvestment of dividends and distributions	557,647	6,050,470
Shares redeemed	(1,086,495)	(11,954,034)

Net increase (decrease)	1,645,269	$18,093,851

Year ended October 31, 2014:
Shares sold	6,525,556	$71,282,082
Shares issued to shareholders in reinvestment of dividends and distributions	438,604	4,649,198
Shares redeemed	(929,965)	(10,066,604)

Net increase (decrease)	6,034,195	$65,864,676

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	252,539	$2,821,404
Shares issued to shareholders in reinvestment of dividends and distributions	70,277	762,508
Shares redeemed	(182,273)	(1,992,923)

Net increase (decrease)	140,543	$1,590,989

Period ended October 31, 2014 (a):
Shares sold	2,002,556	$22,361,282
Shares redeemed	(44,958)	(496,846)

Net increase (decrease)	1,957,598	$21,864,436

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	86,078	$946,228
Shares issued to shareholders in reinvestment of dividends and distributions	23,351	251,482
Shares redeemed	(385,686)	(4,302,134)

Net increase (decrease)	(276,257)	$(3,104,424)

Year ended October 31, 2014:
Shares sold	217,335	$2,320,704
Shares issued to shareholders in reinvestment of dividends and distributions	25,142	264,498
Shares redeemed	(85,067)	(915,277)

Net increase (decrease)	157,410	$1,669,925

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,778	$31,003
Shares issued to shareholders in reinvestment of dividends and distributions	821	8,960
Shares redeemed	(4,492)	(49,875)

Net increase (decrease)	(893)	$(9,912)

Year ended October 31, 2014:
Shares sold	21,567	$237,285
Shares issued to shareholders in reinvestment of dividends and distributions	375	3,993
Shares redeemed	(5,036)	(55,851)

Net increase (decrease)	16,906	$185,427

(a) Class R1 shares commenced operations on August 21, 2014.

MainStay Retirement 2040 Fund

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	386,792	$4,271,149
Shares issued to shareholders in reinvestment of dividends and distributions	49,210	538,854
Shares redeemed	(809,756)	(8,762,630)

Net increase (decrease) in shares outstanding before conversion	(373,754)	(3,952,627)
Shares converted into Class A (See Note 1)	33,135	380,012
Shares converted from Class A (See Note 1)	(9,289)	(100,715)

Net increase (decrease)	(349,908)	$(3,673,330)

Year ended October 31, 2014:
Shares sold	427,362	$4,637,554
Shares issued to shareholders in reinvestment of dividends and distributions	74,781	802,404
Shares redeemed	(1,255,113)	(14,091,512)

Net increase (decrease) in shares outstanding before conversion	(752,970)	(8,651,554)
Shares converted into Class A (See Note 1)	28,042	309,690
Shares converted from Class A (See Note 1)	(3,593)	(39,187)

Net increase (decrease)	(728,521)	$(8,381,051)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	356,307	$3,985,463
Shares issued to shareholders in reinvestment of dividends and distributions	28,960	318,559
Shares redeemed	(95,121)	(1,064,293)

Net increase (decrease) in shares outstanding before conversion	290,146	3,239,729
Shares converted into Investor Class (See Note 1)	9,246	100,715
Shares converted from Investor Class (See Note 1)	(32,995)	(380,012)

Net increase (decrease)	266,397	$2,960,432

Year ended October 31, 2014:
Shares sold	266,768	$2,913,287
Shares issued to shareholders in reinvestment of dividends and distributions	23,452	252,576
Shares redeemed	(89,383)	(979,173)

Net increase (decrease) in shares outstanding before conversion	200,837	2,186,690
Shares converted into Investor Class (See Note 1)	3,581	39,187
Shares converted from Investor Class (See Note 1)	(27,940)	(309,690)

Net increase (decrease)	176,478	$1,916,187

91

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,791,366	$20,135,947
Shares issued to shareholders in reinvestment of dividends and distributions	473,352	5,230,543
Shares redeemed	(952,147)	(10,705,456)

Net increase (decrease)	1,312,571	$14,661,034

Year ended October 31, 2014:
Shares sold	5,678,571	$63,275,881
Shares issued to shareholders in reinvestment of dividends and distributions	265,229	2,869,777
Shares redeemed	(668,864)	(7,366,012)

Net increase (decrease)	5,274,936	$58,779,646

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	182,400	$2,069,080
Shares issued to shareholders in reinvestment of dividends and distributions	43,533	481,477
Shares redeemed	(148,537)	(1,657,187)

Net increase (decrease)	77,396	$893,370

Period ended October 31, 2014 (a):
Shares sold	1,093,433	$12,456,653
Shares redeemed	(14,241)	(157,266)

Net increase (decrease)	1,079,192	$12,299,387

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	98,630	$1,106,468
Shares issued to shareholders in reinvestment of dividends and distributions	26,578	291,820
Shares redeemed	(356,732)	(4,073,944)

Net increase (decrease)	(231,524)	$(2,675,656)

Year ended October 31, 2014:
Shares sold	133,000	$1,450,280
Shares issued to shareholders in reinvestment of dividends and distributions	23,309	250,800
Shares redeemed	(58,130)	(644,586)

Net increase (decrease)	98,179	$1,056,494

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	386	$4,363
Shares issued to shareholders in reinvestment of dividends and distributions	34	369
Shares redeemed	(83)	(950)

Net increase (decrease)	337	$3,782

Year ended October 31, 2014:
Shares sold	1,240	$13,429
Shares issued to shareholders in reinvestment of dividends and distributions	84	907
Shares redeemed	(3,611)	(39,463)

Net increase (decrease)	(2,287)	$(25,127)

(a) Class R1 shares commenced operations on August 21, 2014.

MainStay Retirement 2050 Fund

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	182,757	$2,020,454
Shares issued to shareholders in reinvestment of dividends and distributions	19,302	210,202
Shares redeemed	(350,896)	(3,779,881)

Net increase (decrease) in shares outstanding before conversion	(148,837)	(1,549,225)
Shares converted into Class A (See Note 1)	14,093	158,091
Shares converted from Class A (See Note 1)	(2,385)	(26,466)

Net increase (decrease)	(137,129)	$(1,417,600)

Year ended October 31, 2014:
Shares sold	233,644	$2,543,194
Shares issued to shareholders in reinvestment of dividends and distributions	26,182	279,621
Shares redeemed	(374,321)	(4,163,438)

Net increase (decrease) in shares outstanding before conversion	(114,495)	(1,340,623)
Shares converted into Class A (See Note 1)	15,932	177,480

Net increase (decrease)	(98,563)	$(1,163,143)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	235,313	$2,608,739
Shares issued to shareholders in reinvestment of dividends and distributions	16,311	177,465
Shares redeemed	(74,598)	(821,050)

Net increase (decrease) in shares outstanding before conversion	177,026	1,965,154
Shares converted into Investor Class (See Note 1)	2,387	26,466
Shares converted from Investor Class (See Note 1)	(14,110)	(158,091)

Net increase (decrease)	165,303	$1,833,529

Year ended October 31, 2014:
Shares sold	178,190	$1,930,677
Shares issued to shareholders in reinvestment of dividends and distributions	14,175	151,252
Shares redeemed	(45,259)	(491,998)

Net increase (decrease) in shares outstanding before conversion	147,106	1,589,931
Shares converted from Investor Class (See Note 1)	(15,958)	(177,480)

Net increase (decrease)	131,148	$1,412,451

92	MainStay Retirement Funds

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,366,446	$15,282,607
Shares issued to shareholders in reinvestment of dividends and distributions	209,509	2,294,119
Shares redeemed	(580,801)	(6,460,256)

Net increase (decrease)	995,154	$11,116,470

Year ended October 31, 2014:
Shares sold	1,276,124	$13,904,340
Shares issued to shareholders in reinvestment of dividends and distributions	206,588	2,216,692
Shares redeemed	(464,109)	(5,071,058)

Net increase (decrease)	1,018,603	$11,049,974

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	123,589	$1,390,531
Shares issued to shareholders in reinvestment of dividends and distributions	10,624	116,437
Shares redeemed	(40,647)	(453,977)

Net increase (decrease)	93,566	$1,052,991

Period ended October 31, 2014 (a):
Shares sold	288,391	$3,250,221
Shares redeemed	(9,575)	(105,936)

Net increase (decrease)	278,816	$3,144,285

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	117,068	$1,306,349
Shares issued to shareholders in reinvestment of dividends and distributions	20,792	226,846
Shares redeemed	(348,184)	(3,957,650)

Net increase (decrease)	(210,324)	$(2,424,455)

Year ended October 31, 2014:
Shares sold	117,230	$1,268,242
Shares issued to shareholders in reinvestment of dividends and distributions	20,386	218,129
Shares redeemed	(39,804)	(424,081)

Net increase (decrease)	97,812	$1,062,290

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,182	$13,100
Shares issued to shareholders in reinvestment of dividends and distributions	332	3,641
Shares redeemed	(1,183)	(13,045)

Net increase (decrease)	331	$3,696

Year ended October 31, 2014:
Shares sold	9,647	$106,976
Shares issued to shareholders in reinvestment of dividends and distributions	10	107
Shares redeemed	(317)	(3,512)

Net increase (decrease)	9,340	$103,571

(a) Class R1 shares commenced operations on August 21, 2014.

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Retirement Funds’ financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

93

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (each a “Fund” and collectively, “the Funds”), five of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the transfer agent of the underlying funds and the brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund of MainStay Funds Trust as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

94	MainStay Retirement Funds

Federal Income Tax Information

(Unaudited)

The Retirement Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Retirement Funds during such fiscal years. Accordingly, the Retirement Funds paid the following as long term capital gain distributions.

MainStay Retirement 2010 Fund	$1,531,387
MainStay Retirement 2020 Fund	3,020,586
MainStay Retirement 2030 Fund	3,756,547
MainStay Retirement 2040 Fund	3,709,654
MainStay Retirement 2050 Fund	1,860,525

For the fiscal year ended October 31, 2015, the Retirement Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Retirement 2010 Fund	$552,275
MainStay Retirement 2020 Fund	1,730,065
MainStay Retirement 2030 Fund	2,893,421
MainStay Retirement 2040 Fund	3,215,916
MainStay Retirement 2050 Fund	1,461,702

The dividends paid by the following Retirement Funds during the fiscal year ended October 31, 2015, which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend-received deduction.

DRD%
MainStay Retirement 2010 Fund	21.2%
MainStay Retirement 2020 Fund	24.8
MainStay Retirement 2030 Fund	41.4
MainStay Retirement 2040 Fund	86.0
MainStay Retirement 2050 Fund	98.0

The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2015 is listed below.

FTC$
MainStay Retirement 2010 Fund	$11,928
MainStay Retirement 2020 Fund	47,814
MainStay Retirement 2030 Fund	86,738
MainStay Retirement 2040 Fund	77,732
MainStay Retirement 2050 Fund	38,023

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Retirement Funds’ fiscal year end October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

95

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

96	MainStay Retirement Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

97

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

98	MainStay Retirement Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

99

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

100	MainStay Retirement Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673516 MS291-15	MSRF11-12/15 (NYLIM) NL233

MainStay Floating Rate Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.56 0.45%	2.54 3.17%	3.21 3.53%	1.08 1.08%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.56 0.46	2.51 3.13	3.16 3.48	1.05 1.05
Class B Shares	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	–3.20 –0.29	2.37 2.37	2.72 2.72	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.15 –0.18	2.37 2.37	2.72 2.72	1.80 1.80
Class I Shares	No Sales Charge		0.81	3.42	3.81	0.83

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse Leveraged Loan Index[4]	0.81%	4.52%	4.37%
S&P/LSTA Leveraged Loan Index[5]	0.48	4.14	4.61
Average Lipper Loan Participation Fund[6]	–0.01	3.61	3.19

4.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Fund has selected the S&P/LSTA Leveraged Loan Index as a secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$986.70	$5.26	$1,019.90	$5.35

Investor Class Shares	$1,000.00	$986.70	$5.26	$1,019.90	$5.35

Class B Shares	$1,000.00	$983.00	$9.00	$1,016.10	$9.15

Class C Shares	$1,000.00	$984.10	$9.00	$1,016.10	$9.15

Class I Shares	$1,000.00	$989.00	$4.01	$1,021.20	$4.08

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.05% for Class A and Investor Class, 1.80% for Class B and Class C and 0.80% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

Healthcare, Education & Childcare	10.4%
Diversified/Conglomerate Service	8.6
Electronics	6.3
Broadcasting & Entertainment	5.9
Retail Store	5.2
Hotels, Motels, Inns & Gaming	4.9
Chemicals, Plastics & Rubber	4.7
Containers, Packaging & Glass	4.4
Leisure, Amusement, Motion Pictures & Entertainment	4.2
Automobile	3.7
Aerospace & Defense	3.4
Telecommunications	3.4
Diversified/Conglomerate Manufacturing	3.0
Utilities	3.0
Oil & Gas	2.9
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.6
Insurance	2.5
Buildings & Real Estate	2.4
Finance	2.3

Mining, Steel, Iron & Non-Precious Metals	2.2%
Personal & Nondurable Consumer Products (Manufacturing Only)	1.6
Beverage, Food & Tobacco	1.5
Affiliated Investment Company	1.1
Printing & Publishing	1.0
Personal, Food & Miscellaneous Services	0.9
Home and Office Furnishings, Housewares & Durable Consumer Products	0.8
Banking	0.7
Ecological	0.6
Real Estate	0.3
Cargo Transport	0.2
Personal Transportation	0.2
Software	0.2
Short-Term Investments	5.1
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2015 (excluding short-term investments) (Unaudited)

1.	First Data Corp., 3.697%–6.75%, due 3/24/18–3/24/21

2.	Univision Communications, Inc., 4.00%, due 3/1/20

3.	MainStay High Yield Corporate Bond Fund Class I

4.	Community Health Systems, Inc., 3.575%–4.00%, due 12/31/18–1/27/21

5.	Reynolds Group Holdings, Inc., 4.50%–9.875%, due 12/1/18–8/15/19
6.	Rexnord LLC, 4.00%, due 8/21/20

7.	Univar, Inc., 4.25%, due 7/1/22

8.	Scientific Games International, Inc., 6.00%, due 10/18/20

9.	Asurion LLC, 5.00%–8.50%, due 5/24/19–8/4/22

10.	Level 3 Financing, Inc., 3.50%–4.00%, due 8/1/19–5/31/22

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Floating Rate Fund returned 0.45% for Class A shares, 0.46% for Investor Class shares, –0.29% for Class B shares and –0.18% for Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned 0.81%. Class I shares matched, and all other share classes underperformed, the 0.81% return of the Credit Suisse Leveraged Loan Index,1 which is the Fund’s primary benchmark. Class I shares outperformed, and all other share classes underperformed, the 0.48% return of the S&P/LSTA Leveraged Loan Index,1 which is the Fund’s secondary benchmark. Class A shares, Investor Class and Class I shares outperformed, and Class B and Class C shares underperformed, the –0.01% return of the Average Lipper2 Loan Participation Fund for the 12 months ended October 31, 2015. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s Class I shares outperformed the Credit Suisse Leveraged Loan Index, while all other share classes underperformed because of expenses and fees that are not incurred by the Index. The most substantial contributions to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index came from an overweight position in credits rated BB3 and underweight positions in unrated credit and defaulted credit. (Contributions take weightings and total returns into account.) Security selection in the BB-rated credit category contributed approximately three-quarters of the Fund’s positive performance in the category, with the remaining quarter derived from a sector underweight. Aggregate performance against this benchmark was offset modestly by underperformance in the BBB- and CCC-rated4 credit segments, primarily because of an underweight sector allocation in BBB-rated credit and security selection in CCC-rated credit.

In terms of industry segments, an underweight position and favorable security selection in utilities was the most substantial positive contributor to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index. Security selection in the oil & gas segment was the largest detractor, even though the Fund held an underweight position in the segment compared with the Index. This was because the Fund’s oil & gas loans provided lower total returns than the oil & gas segment as a whole.

What was the Fund’s duration5 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Fund’s loans, which are typically pegged to LIBOR,6 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-LIBOR-reset figure at October 31, 2015, was 52 days, which we consider to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

Which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The strongest contributions to the Fund’s overall performance came from BB credits, where the Fund held an overweight position, and from unrated and defaulted credits, where the Fund held substantially underweight positions. Credits rated BBB detracted slightly because of an underweight position relative to the S&P/LSTA Leveraged Loan Index, and CCC credits detracted primarily because of security selection.

The Fund benefited from an underweight position and security selection in utilities. Even with an underweight position in oil & gas, the segment detracted from the Fund’s performance.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information about Lipper Inc.
3.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

9

How did the Fund’s sector weightings change during the reporting period?

For the 12 months ended October 31, 2015, exposure to credits rated BBB and BB increased as a percentage of the Fund’s net assets by nearly eight percentage points. Single-B rated credit declined by nearly six percentage points and CCC and lower-rated and unrated credit declined by nearly two percentage points.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held overweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and B.

As of the same date the Fund held underweight positions in credits rated BBB and CCC and lower, unrated credits and defaulted credits.

As of October 31, 2015, the Fund’s most substantial exposures were an overweight position relative to the Index in business equipment and services, underweight positions in health care, electronics and hotels & casinos, and an overweight position relative to the S&P/LSTA Leveraged Loan Index in industrial equipment.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value

Long-Term Bonds 94.0%† Corporate Bonds 1.0%
Containers, Packaging & Glass 0.1%
Greif, Inc. 7.75%, due 8/1/19	$1,350,000	$1,513,687
♦Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	328,000	345,220

		1,858,907

Finance 0.2%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	3,000,000	2,745,000

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	330,000	328,350

Oil & Gas 0.1%
FTS International, Inc. 7.837%, due 6/15/20 (a)(b)	1,670,000	1,160,707

Real Estate 0.3%
iStar, Inc.
4.00%, due 11/1/17	1,800,000	1,759,500
5.00%, due 7/1/19	1,800,000	1,761,750

		3,521,250

Software 0.2%
♦First Data Corp. 6.75%, due 11/1/20 (a)	2,753,000	2,900,974

Telecommunications 0.1%
CommScope, Inc. 4.375%, due 6/15/20 (a)	890,000	907,800

Total Corporate Bonds (Cost $13,949,830)		13,422,988

Floating Rate Loans 84.1% (c)
Aerospace & Defense 3.4%
American Airlines, Inc. New Term Loan 3.25%, due 6/26/20	7,204,578	7,150,544
BE Aerospace, Inc. 2014 Term Loan B 4.00%, due 12/16/21	6,102,884	6,133,399
Booz Allen Hamilton, Inc. New Term Loan 3.75%, due 7/31/19	10,294,494	10,302,214

	Principal Amount	Value

Aerospace & Defense (continued)
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.25%, due 7/7/22	$5,550,000	$5,525,719
Science Applications International Corp. Term Loan B 3.75%, due 5/4/22	4,975,000	4,977,075
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	7,217,403	7,122,674
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	6,009,677	5,978,378

		47,190,003

Automobile 3.7%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.942%, due 4/27/20	4,093,260	4,093,260
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	5,333,952	5,335,285
Chrysler Group LLC 2018 Term Loan B 3.25%, due 12/31/18	2,955,000	2,942,441
New Term Loan B 3.50%, due 5/24/17	6,692,889	6,675,461
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	9,381,250	8,531,074
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 3.75%, due 4/30/19	7,500,000	7,509,248
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	1,941,352	1,938,926
MPG Holdco I, Inc. USD Term Loan B 3.75%, due 10/20/21	4,727,086	4,695,854
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	5,835,955	5,772,734
U.S. Farathane LLC Term Loan B 6.75%, due 12/23/21	3,007,813	3,020,972

		50,515,255

Banking 0.7%
Capital Automotive L.P. New Term Loan B 4.00%, due 4/10/19	7,845,487	7,834,276

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Banking (continued)
Capital Automotive L.P. (continued)
New 2nd Lien Term Loan 6.00%, due 4/30/20	$1,666,667	$1,662,500

		9,496,776

Beverage, Food & Tobacco 1.3%
Albertsons LLC Term Loan B4 5.50%, due 8/25/21	8,735,557	8,731,190
B&G Foods, Inc. Term Loan B 3.75%, due 10/21/22 (d)	1,625,000	1,625,000
Hostess Brands LLC Term Loan B 4.50%, due 8/3/22	1,000,000	1,000,925
New Albertsons, Inc. Term Loan 4.75%, due 6/27/21	3,300,000	3,276,900
Pinnacle Foods Finance LLC Term Loan G 3.00%, due 4/29/20	3,155,052	3,150,123

		17,784,138

Broadcasting & Entertainment 5.3%
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	5,862,202	5,793,322
Charter Communications Operating LLC Term Loan I 3.50%, due 1/24/23	4,571,429	4,562,144
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	6,097,270	5,167,436
iHeartCommunications, Inc. Term Loan D 6.938%, due 1/30/19	3,250,000	2,718,394
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	1,280,848	1,273,376
Neptune Finco Corp. 2015 Term Loan B 5.00%, due 10/9/22 (d)	11,500,000	11,528,750
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	1,452,501	1,444,029
Numericable U.S. LLC USD Term Loan B1 4.50%, due 5/21/20	3,726,983	3,676,318
USD Term Loan B2 4.50%, due 5/21/20	3,224,348	3,180,516

	Principal Amount	Value

Broadcasting & Entertainment (continued)
TWCC Holding Corp. Term Loan B1 5.75%, due 2/11/20	$4,439,174	$4,436,954
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/1/20	3,508,652	3,482,337
Term Loan C4 4.00%, due 3/1/20	11,916,458	11,820,459
UPC Financing Partnership USD Term Loan AH 3.25%, due 6/30/21	3,504,077	3,447,136
WideOpenWest Finance LLC Replacement Term Loan B-1 3.75%, due 7/17/17	2,261,327	2,229,829
Replacement Term Loan B 4.50%, due 4/1/19	8,640,474	8,501,864

		73,262,864

Buildings & Real Estate 2.4%
Continental Building Products LLC 1st Lien Term Loan 4.00%, due 8/28/20	4,284,263	4,266,411
DTZ U.S. Borrower LLC 2015 1st Lien Term Loan 4.25%, due 11/4/21 (d)	1,070,625	1,059,919
Headwaters, Inc. Term Loan B 4.50%, due 3/24/22	1,995,000	1,999,987
Priso Acquisition Corp. 1st Lien Term Loan 4.50%, due 5/8/22 (d)	2,394,507	2,361,583
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	12,140,384	12,121,421
USIC Holdings, Inc. 1st Lien Term Loan 4.00%, due 7/10/20 (d)	2,855,154	2,790,913
Wilsonart LLC Term Loan B 4.00%, due 10/31/19	8,318,374	8,231,721

		32,831,955

Cargo Transport 0.2%
XPO Logistics, Inc. Term Loan 5.50%, due 11/1/21 (d)	2,700,000	2,673,000

Chemicals, Plastics & Rubber 4.1%
Allnex USA, Inc. USD Term Loan B2 4.50%, due 10/3/19	1,557,902	1,556,929

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	$7,528,383	$7,501,499
AZ Chem U.S., Inc. Term Loan 4.50%, due 6/12/21	2,102,505	2,098,563
Chemours Co. (The) Term Loan B 3.75%, due 5/12/22	1,995,000	1,812,124
Colouroz Investment 2 LLC USD 2nd Lien Term Loan B2 8.25%, due 9/6/22	1,285,714	1,262,143
ECO Services Operations LLC Initial Term Loan 4.75%, due 12/4/21	1,290,250	1,275,735
Emerald Performance Materials LLC
New 1st Lien Term Loan 4.50%, due 8/1/21	1,485,000	1,474,171
New 2nd Lien Term Loan 7.75%, due 8/1/22	1,300,000	1,275,083
Flint Group U.S. LLC USD 1st Lien Term Loan B2 4.50%, due 9/7/21	3,293,496	3,263,305
Ineos U.S. Finance LLC 2015 USD Term Loan 4.25%, due 3/31/22	2,766,093	2,725,985
MacDermid, Inc.
USD 1st Lien Term Loan 4.50%, due 6/7/20	5,865,000	5,659,725
Term Loan B2 4.75%, due 6/7/20	1,488,750	1,430,596
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	5,649,005	5,629,589
Solenis International, L.P.
USD 1st Lien Term Loan 4.25%, due 7/31/21	1,485,000	1,457,156
USD 2nd Lien Term Loan 7.75%, due 7/31/22	1,250,000	1,168,750
♦Univar, Inc. 2015 Term Loan 4.25%, due 7/1/22	14,000,000	13,752,494
Zep, Inc. Term Loan 5.75%, due 6/27/22	2,593,500	2,574,049

		55,917,896

	Principal Amount	Value

Containers, Packaging & Glass 4.0%
Anchor Glass Container Corp. Closing Date Term Loan B 4.50%, due 7/1/22	$3,083,011	$3,079,928
Ardagh Holdings USA, Inc. Incremental Term Loan 4.00%, due 12/17/19	6,929,798	6,931,967
Berry Plastics Holding Corp.
Term Loan E 3.75%, due 1/6/21	7,347,853	7,337,522
Term Loan F 4.00%, due 10/1/22	4,500,000	4,505,000
Caraustar Industries, Inc. Initial Term Loan 8.00%, due 5/1/19	2,516,790	2,509,448
Klockner-Pentaplast of America, Inc. USD Term Loan 5.00%, due 4/28/20	1,467,579	1,467,579
Multi Packaging Solutions, Inc. USD Term Loan A 4.25%, due 9/30/20	800,833	793,826
Onex Wizard U.S. Acquisition, Inc. USD Term Loan 4.25%, due 3/13/22	2,985,000	2,980,439
Owens-Illinois, Inc. Term Loan B 3.50%, due 8/6/22	2,553,600	2,561,261
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.25%, due 10/3/22	1,000,000	992,500
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.50%, due 12/1/18	14,478,508	14,496,606
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	4,283,985	4,212,584
Tekni-Plex, Inc. 2015 USD Term Loan B 4.50%, due 6/1/22	3,192,000	3,169,200

		55,037,860

Diversified/Conglomerate Manufacturing 3.0%
Allied Security Holdings LLC
New 1st Lien Term Loan 4.25%, due 2/12/21	1,940,159	1,893,271
New 2nd Lien Term Loan 8.00%, due 8/13/21	871,233	829,849
Atkore International, Inc.
1st Lien Term Loan 4.50%, due 4/9/21	3,160,099	2,954,692
2nd Lien Term Loan 7.75%, due 10/9/21	1,950,000	1,701,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	$5,281,346	$5,285,746
Filtration Group Corp. 1st Lien Term Loan 4.25%, due 11/21/20	2,700,000	2,695,275
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	5,711,934	5,347,798
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/26/18	3,662,500	3,621,297
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	2,927,875	2,937,941
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20 (d)	2,482,216	2,209,172
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	8,789,492	8,760,196
2nd Lien Term Loan 7.00%, due 3/26/21	1,149,474	1,149,474
Sensus USA, Inc. 1st Lien Term Loan 4.50%, due 5/9/17	2,002,861	1,990,343

		41,376,429

Diversified/Conglomerate Service 8.6%
Acosta Holdco, Inc. 2015 Term Loan 4.25%, due 9/26/21	4,242,964	4,120,979
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 4.25%, due 7/23/21	9,900,000	9,638,353
2014 2nd Lien Term Loan 7.50%, due 7/25/22	1,458,333	1,348,047
Applied Systems, Inc.
New 1st Lien Term Loan 4.25%, due 1/25/21	2,947,241	2,924,085
New 2nd Lien Term Loan 7.50%, due 1/24/22	1,372,396	1,344,948
AVSC Holding Corp. 1st Lien Term Loan 4.50%, due 1/24/21	1,123,324	1,100,858
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.00%, due 12/18/20	4,534,119	4,424,542
Brock Holdings III, Inc. New Term Loan B 6.00%, due 3/16/17	1,408,048	1,362,286

	Principal Amount	Value

Diversified/Conglomerate Service (continued)
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	$5,378,145	$5,322,686
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20 (d)	5,999,692	4,654,759
Connolly Corp. 1st Lien Term Loan 4.50%, due 5/14/21	3,569,819	3,557,324
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (d)	1,657,501	1,425,451
2nd Lien Term Loan 8.75%, due 12/21/20 (d)	200,000	152,000
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	2,587,454	2,568,048
♦First Data Corp.
2018 New Dollar Term Loan 3.697%, due 3/24/18	5,250,000	5,211,717
New 2018 B Term Loan 3.697%, due 9/24/18	5,100,000	5,064,937
Extended 2021 Term Loan 4.197%, due 3/24/21	4,670,416	4,672,919
Genesys Telecom Holdings, U.S., Inc.
Term Loan B 4.00%, due 2/8/20	3,574,974	3,543,693
Delayed Draw Term Loan 4.50%, due 11/13/20	1,965,000	1,962,544
Information Resources, Inc. Term Loan B 4.75%, due 9/30/20	2,952,405	2,955,800
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	4,351,120	4,341,147
Mitchell International, Inc. New 1st Lien Term Loan 4.50%, due 10/12/20	5,055,182	5,030,957
MX Holdings U.S., Inc. Term Loan B1A 4.00%, due 8/14/20	4,387,972	4,393,457
Prime Security Services Borrower LLC Term Loan B 5.00%, due 7/1/21	4,666,667	4,632,833
Sabre, Inc.
Term Loan C 3.50%, due 2/19/18	361,650	360,294
Term Loan B 4.00%, due 2/19/19	2,982,117	2,979,135
ServiceMaster Co. 2014 Term Loan B 4.25%, due 7/1/21	8,590,557	8,584,114

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Sophia, L.P. 2015 Term Loan B 4.75%, due 9/30/22	$4,000,000	$3,990,832
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	1,447,723	1,245,042
SunGard Data Systems, Inc.
Term Loan C 3.945%, due 2/28/17	2,364,888	2,361,932
Term Loan E 4.00%, due 3/8/20	6,799,188	6,792,389
Vantiv LLC 2014 Term Loan B 3.75%, due 6/13/21	2,533,929	2,536,174
Verint Systems, Inc. USD Term Loan 3.50%, due 9/6/19	4,598,719	4,586,073

		119,190,355

Ecological 0.6%
ADS Waste Holdings, Inc. New Term Loan 3.75%, due 10/9/19	4,068,975	4,013,873
Multi Packaging Solutions, Inc.
2014 Term Loan B 4.25%, due 9/30/20	865,373	857,801
Incremental Term Loan 4.25%, due 9/30/20	587,080	582,677
Waste Industries USA, Inc. New Term Loan B 4.25%, due 2/27/20	2,653,333	2,657,757

		8,112,108

Electronics 5.7%
Blue Coat Holdings, Inc. 2015 Term Loan 4.50%, due 5/20/22	4,772,380	4,722,666
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	3,606,490	3,239,400
CDW LLC New Term Loan 3.25%, due 4/29/20	1,424,028	1,419,084
CommScope, Inc. Incremental Term Loan 3.75%, due 12/29/22	3,000,000	2,993,439
CPI International, Inc. New Term Loan B 4.25%, due 11/17/17	994,950	989,975

	Principal Amount	Value

Electronics (continued)
Dell International LLC USD Term Loan B2 4.00%, due 4/29/20	$8,309,569	$8,305,373
EIG Investors Corp. 2013 Term Loan 5.00%, due 11/9/19	5,931,987	5,924,572
Epicor Software Corp. 1st Lien Term Loan 4.75%, due 6/1/22	10,842,391	10,743,650
Evertec Group LLC New Term Loan B 3.25%, due 4/17/20	2,449,942	2,368,023
Go Daddy Operating Co. LLC New Term Loan B 4.25%, due 5/13/21	3,954,962	3,959,882
Hyland Software, Inc. 2nd Lien Term Loan 8.25%, due 7/1/23 (d)	1,300,000	1,288,083
Infor (U.S.), Inc.
USD Term Loan B3 3.75%, due 6/3/20	1,931,619	1,875,482
USD Term Loan B5 3.75%, due 6/3/20	8,706,533	8,462,263
Informatica Corp. USD Term Loan 4.50%, due 8/5/22	1,400,000	1,381,916
Riverbed Technology, Inc. Term Loan B 6.00%, due 4/24/22	3,980,000	3,980,713
SS&C Technologies, Inc.
2015 Term Loan B1 4.00%, due 7/8/22	9,181,465	9,202,711
2015 Term Loan B2 4.00%, due 7/8/22	1,420,628	1,423,915
TTM Technologies, Inc. 1st Lien Term Loan 6.00%, due 5/31/21	1,496,250	1,391,513
Zebra Technologies Corp. Term Loan B 4.75%, due 10/27/21	5,645,455	5,677,176

		79,349,836

Finance 2.1%
Alliant Holdings I, Inc. 2015 Term Loan B 4.50%, due 8/12/22	3,258,500	3,215,732
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	2,351,265	2,343,184

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Finance (continued)
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	$2,944,531	$2,719,092
Duff & Phelps Investment Management Co. Initial Term Loan 4.75%, due 4/23/20	5,511,224	5,446,908
Hertz Corp. (The)
Term Loan B2 3.00%, due 3/11/18	342,659	339,125
New Synthetic LC 3.75%, due 3/11/18 (d)	5,250,000	5,131,875
Interactive Data Corp. 2014 Term Loan 4.75%, due 5/2/21	6,427,425	6,420,727
ON Assignment, Inc. 2015 Term Loan 3.75%, due 6/5/22	3,296,364	3,297,682

		28,914,325

Healthcare, Education & Childcare 8.7%
Akorn, Inc. Term Loan B 5.50%, due 4/16/21	4,455,000	4,399,313
Alvogen Pharma U.S., Inc. Term Loan 6.00%, due 4/2/22	2,730,027	2,677,700
Amsurg Corp. 1st Lien Term Loan B 3.50%, due 7/16/21	5,544,924	5,508,289
♦Community Health Systems, Inc.
Term Loan F 3.575%, due 12/31/18	2,088,917	2,079,127
Term Loan G 3.75%, due 12/31/19	4,561,763	4,536,815
Term Loan H 4.00%, due 1/27/21	8,393,522	8,365,546
Concentra, Inc. 1st Lien Term Loan 4.001%, due 6/1/22	3,806,222	3,787,190
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 6.50%, due 2/7/22	1,937,008	1,930,552
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	8,079,528	8,073,759
Envision Healthcare Corp. Term Loan 4.00%, due 5/25/18	8,094,382	8,069,087
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.188%, due 2/27/21	2,977,330	2,967,716

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
HCA, Inc.
Term Loan B5 2.938%, due 3/31/17	$641,587	$641,320
Extended Term Loan B4 3.077%, due 5/1/18	2,245,627	2,245,627
Iasis Healthcare LLC Term Loan B2 4.50%, due 5/3/18	3,321,684	3,325,836
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	1,555,946	1,546,708
Jaguar Holding Co. II Initial Term Loan 4.25%, due 8/18/22	7,950,702	7,838,065
Kindred Healthcare, Inc. New Term Loan 4.25%, due 4/9/21	5,632,462	5,606,649
Kinetic Concepts, Inc. USD Term Loan E1 4.50%, due 5/4/18	7,590,186	7,586,391
Millennium Health LLC Term Loan B 5.25%, due 4/16/21	2,952,525	996,477
Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	7,704,145	7,323,067
2nd Lien Term Loan 9.50%, due 12/7/19	4,539,000	4,164,533
Opal Acquisition, Inc. 1st Lien Term Loan 5.00%, due 11/27/20	6,958,799	6,715,241
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	5,281,591	5,201,047
Quintiles Transnational Corp. 2015 Term Loan B 3.25%, due 5/12/22	2,394,000	2,386,021
RPI Finance Trust Term Loan B4 3.50%, due 11/9/20	4,091,744	4,074,694
Select Medical Corp. Series E Term Loan B 3.751%, due 6/1/18	2,547,682	2,538,128
Sterigenics-Nordion Holdings LLC 2015 Term Loan B 4.25%, due 5/15/22	3,750,000	3,712,500
Surgical Care Affiliates, Inc. Term Loan B 4.25%, due 3/17/22	1,990,000	1,983,781

		120,281,179

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Home and Office Furnishings, Housewares & Durable Consumer Products 0.8%
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	$8,010,518	$8,006,873
Staples, Inc. Term Loan B TBD, due 4/7/21 (d)	3,360,000	3,341,520
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	311,562	311,692

		11,660,085

Hotels, Motels, Inns & Gaming 4.7%
Caesars Entertainment Operating Co.
Extended Term Loan B5 10.00%, due 3/1/17 (e)	3,622,550	3,247,616
Term Loan B7 11.00%, due 3/1/17 (e)	2,897,096	2,576,605
Extended Term Loan B6 13.00%, due 3/1/17 (e)	3,249,010	2,960,660
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	4,383,940	4,158,167
CityCenter Holdings LLC Term Loan B 4.25%, due 10/16/20	7,092,265	7,087,832
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	5,963,613	5,972,725
La Quinta Intermediate Holdings LLC Term Loan B 3.75%, due 4/14/21	6,169,392	6,107,698
MGM Resorts International Term Loan B 3.50%, due 12/20/19	7,363,187	7,344,778
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, due 8/13/20	2,212,984	2,207,797
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	13,755,000	13,432,624
Station Casinos LLC Term Loan B 4.25%, due 3/2/20	9,805,755	9,800,499

		64,897,001

Insurance 2.5%
♦Asurion LLC
New Term Loan B1 5.00%, due 5/24/19	5,213,759	4,972,623

	Principal Amount	Value

Insurance (continued)
Asurion LLC (continued)
Term Loan B4 5.00%, due 8/4/22	$5,187,000	$4,896,528
New 2nd Lien Term Loan 8.50%, due 3/3/21	3,300,000	2,962,575
Hub International, Ltd. Term Loan B 4.00%, due 10/2/20	6,897,700	6,723,823
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	4,474,152	4,409,836
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	6,388,922	6,269,130
2nd Lien Term Loan 6.75%, due 2/28/22	4,800,000	4,467,998

		34,702,513

Leisure, Amusement, Motion Pictures & Entertainment 2.2%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	2,511,615	2,510,437
Creative Artists Agency LLC Term Loan B 5.50%, due 12/17/21	1,372,582	1,373,012
Fitness International LLC Term Loan B 5.50%, due 7/1/20	4,939,975	4,680,626
LTF Merger Sub, Inc. Term Loan B 4.25%, due 6/10/22	1,862,000	1,849,781
Regal Cinemas Corp. 2015 Term Loan 3.75%, due 4/1/22	3,051,330	3,056,212
SeaWorld Parks & Entertainment, Inc. Incremental Term Loan B3 4.00%, due 5/14/20	2,663,571	2,590,323
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 5.25%, due 5/6/21	3,987,031	3,973,077
2nd Lien Term Loan 8.25%, due 5/1/22	2,800,000	2,684,500
WMG Acquisition Corp. Tranche B Refinancing Term Loan 3.75%, due 7/1/20	8,171,573	7,941,748

		30,659,716

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.3%
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	6,722,489	6,551,624

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
CPM Holdings, Inc. Term Loan B 6.00%, due 4/11/22	$1,995,000	$1,992,506
Generac Power Systems, Inc. Term Loan B 3.50%, due 5/31/20	3,723,010	3,667,165
♦Rexnord LLC Tranche B Refinancing Term Loan 4.00%, due 8/21/20	14,960,021	14,770,343
Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	5,750,807	5,271,575

		32,253,213

Mining, Steel, Iron & Non-Precious Metals 2.0%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19 (d)	3,933,835	2,694,677
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	3,920,000	2,319,335
Gates Global, Inc. Initial Dollar Term Loan 4.25%, due 7/5/21	4,440,075	4,166,269
JMC Steel Group, Inc. Term Loan 4.75%, due 4/1/17	3,056,261	2,964,573
McJunkin Red Man Corp. New Term Loan 4.75%, due 11/8/19 (d)	3,062,083	2,979,407
Minerals Technologies, Inc. 2015 Term Loan B 3.75%, due 5/9/21	3,462,624	3,445,310
Novelis, Inc. 2015 Term Loan B 4.00%, due 6/2/22	8,628,375	8,432,890

		27,002,461

Oil & Gas 2.4%
American Energy—Marcellus LLC
1st Lien Term Loan 5.25%, due 8/4/20 (d)	2,000,000	923,334
2nd Lien Term Loan 8.50%, due 8/4/21 (d)	500,000	38,333
CITGO Holding, Inc. 2015 Term Loan B 9.50%, due 5/12/18	4,434,627	4,345,934
Energy Transfer Equity, L.P. 2015 Term Loan 4.00%, due 12/2/19	6,691,765	6,477,073

	Principal Amount	Value

Oil & Gas (continued)
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	$626,303	$566,805
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20 (d)	6,500,000	2,362,750
HGIM Corp. Term Loan B 5.50%, due 6/18/20 (d)	2,088,407	1,362,686
Penn Products Terminals LLC Term Loan B 4.75%, due 4/13/22	4,643,267	4,649,071
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18	3,432,398	3,355,169
Samson Investment Co. New 2nd Lien Term Loan 6.25%, due 9/25/18 (d)(e)(f)	6,700,000	318,250
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21 (d)	4,343,983	2,528,198
Sheridan Investment Partners II, L.P.
Term Loan A 4.25%, due 12/16/20 (d)	398,196	247,877
Term Loan B 4.25%, due 12/16/20 (d)	2,862,511	1,781,913
Term Loan M 4.25%, due 12/16/20 (d)	148,505	92,445
Templar Energy LLC New 2nd Lien Term Loan 8.50%, due 11/25/20 (d)	2,500,000	1,066,667
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	3,438,750	3,367,111

		33,483,616

Personal & Nondurable Consumer Products (Manufacturing Only) 1.6%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	5,880,000	5,840,310
Hillman Group, Inc. (The) Term Loan B 4.50%, due 6/30/21	1,492,443	1,484,359
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	156,482	156,384
Spectrum Brands, Inc. USD Term Loan 3.75%, due 6/23/22	4,670,777	4,686,101
SRAM LLC New Term Loan B 4.017%, due 4/10/20	6,826,278	6,433,767

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Varsity Brands, Inc. 1st Lien Term Loan 5.00%, due 12/11/21	$3,970,000	$3,978,270

		22,579,191

Personal Transportation 0.2%
United Airlines, Inc. New Term Loan B 3.25%, due 4/1/19	2,895,305	2,879,018

Personal, Food & Miscellaneous Services 0.2%
Weight Watchers International, Inc. Term Loan B2 4.00%, due 4/2/20	2,713,108	2,100,399

Printing & Publishing 1.0%
Checkout Holding Corp. 1st Lien Term Loan 4.50%, due 4/9/21	3,282,250	2,814,529
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	3,953,193	2,628,873
McGraw-Hill Global Education Holdings LLC Refinanced Term B Loan 4.75%, due 3/22/19	1,375,588	1,374,728
Tribune Media Co. Term Loan 3.75%, due 12/27/20	7,121,636	7,103,832

		13,921,962

Retail Store 5.2%
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.25%, due 9/1/21	4,939,063	4,941,122
BJ’s Wholesale Club, Inc.
New 1st Lien Term Loan 4.50%, due 9/26/19	6,399,184	6,322,752
New 2nd Lien Term Loan 8.50%, due 3/26/20	975,000	945,750
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	4,021,248	4,030,465
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	6,930,766	6,811,647
Michaels Stores, Inc.
Term Loan B 3.75%, due 1/28/20	10,891,043	10,879,694

	Principal Amount	Value

Retail Store (continued)
Michaels Stores, Inc. (continued)
Incremental 2014 Term Loan B2 4.00%, due 1/28/20	$1,777,500	$1,780,662
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	9,988,806	9,735,680
Party City Holdings, Inc. 2015 Term Loan B 4.25%, due 8/19/22	6,600,000	6,583,500
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	6,362,190	6,340,985
PetSmart, Inc. Term Loan B 4.25%, due 3/11/22	8,457,500	8,448,848
Pilot Travel Centers LLC 2015 Term Loan B 3.75%, due 10/3/21 (d)	4,314,425	4,330,604

		71,151,709

Telecommunications 2.2%
Avaya, Inc. Term Loan B6 6.50%, due 3/30/18	3,170,941	2,592,244
♦Level 3 Financing, Inc.
2015 Term Loan B2 3.50%, due 5/31/22	2,880,000	2,875,049
New 2019 Term Loan 4.00%, due 8/1/19	5,800,000	5,812,691
2013 Term Loan B 4.00%, due 1/15/20	4,000,000	4,008,752
LTS Buyer LLC
1st Lien Term Loan 4.00%, due 4/13/20	5,865,000	5,773,359
2nd Lien Term Loan 8.00%, due 4/12/21	316,250	308,344
Mitel U.S. Holdings, Inc. 2015 Term Loan 5.50%, due 4/29/22	4,987,500	4,909,570
Syniverse Holdings, Inc. Term Loan 4.00%, due 4/23/19	4,195,002	3,806,964

		30,086,973

Utilities 3.0%
Astoria Energy LLC Term Loan B 5.00%, due 12/24/21	2,591,104	2,574,910
Calpine Corp. Term Loan B5 3.50%, due 5/27/22	8,678,250	8,569,772
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	7,026,058	6,982,145

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Utilities (continued)
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	$1,174,557	$1,062,240
Energy Future Intermediate Holding Co. LLC DIP Term Loan 4.25%, due 6/19/16	5,000,000	4,990,625
Essential Power LLC Term Loan B 4.75%, due 8/8/19	3,443,907	3,419,514
Granite Acquisition, Inc.
Term Loan B 5.00%, due 12/19/21	4,192,100	4,087,297
Term Loan C 5.00%, due 12/19/21	185,846	181,200
2nd Lien Term Loan B 8.25%, due 12/19/22	1,200,000	1,077,000
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	8,432,134	6,808,948
Southeast PowerGen LLC Term Loan B 4.50%, due 12/2/21	1,848,035	1,844,570

		41,598,221

Total Floating Rate Loans (Cost $1,203,695,454)		1,160,910,057

Foreign Floating Rate Loans 8.9% (c)
Automobile 0.0%‡
Schaeffler A.G. USD Term Loan B 4.25%, due 5/15/20	680,769	682,046

Beverage, Food & Tobacco 0.2%
Charger OpCo B.V. USD Term Loan B1 4.25%, due 7/2/22	2,917,505	2,901,094

Broadcasting & Entertainment 0.6%
Numericable Group S.A. USD Term Loan B5 4.00%, due 7/31/22	2,000,000	1,968,750
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23	6,059,891	6,011,600

		7,980,350

	Principal Amount	Value

Chemicals, Plastics & Rubber 0.6%
Allnex (Luxembourg) & Cy S.C.A. USD Term Loan B1 4.50%, due 10/3/19	$3,002,601	$3,000,725
Flint Group GmbH USD Term Loan C 4.50%, due 9/7/21	544,453	538,328
Trinseo Materials Operating S.C.A. Term Loan B 4.25%, due 11/5/21	4,970,050	4,929,668

		8,468,721

Containers, Packaging & Glass 0.3%
CD&R Millennium Holdco 6 S.A.R.L. Initial Dollar Term Loan/Tranche B Term Loan 4.50%, due 7/31/21	3,724,380	3,691,792
KP Germany Erste GmbH 1st Lien Term Loan 5.00%, due 4/28/20	627,170	627,170

		4,318,962

Electronics 0.6%
Avago Technologies Cayman, Ltd. USD Term Loan B 3.75%, due 5/6/21	7,726,651	7,721,289

Healthcare, Education & Childcare 1.7%
Concordia Healthcare Corp. 2015 Term Loan 5.25%, due 10/20/21	750,000	719,531
DPx Holdings B.V. 2014 USD Incremental Term Loan 4.25%, due 3/11/21	3,950,000	3,863,100
Endo Luxembourg Finance Co. I S.A R.L. 2015 Term Loan B 3.75%, due 9/26/22	6,000,000	5,895,000
Mallinckrodt International Finance S.A.
Term Loan B 3.25%, due 3/19/21	985,000	933,424
Incremental Term Loan B1 3.50%, due 3/19/21	1,488,722	1,422,143
Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 3.50%, due 2/13/19	1,683,711	1,567,535
Series E Term Loan B 3.75%, due 8/5/20	4,549,695	4,217,567
Term Loan B F1 4.00%, due 4/1/22	4,832,857	4,480,750

		23,099,050

Hotels, Motels, Inns & Gaming 0.2%
Amaya Holdings B.V.
USD 1st Lien Term Loan 5.00%, due 8/1/21	2,574,049	2,510,771

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Amaya Holdings B.V. (continued)
USD 2nd Lien Term Loan 8.00%, due 8/1/22	$506,250	$507,832

		3,018,603

Leisure, Amusement, Motion Pictures & Entertainment 2.0%
Aufinco Pty, Ltd.
1st Lien Term Loan 4.00%, due 5/29/20	3,597,200	3,579,214
2nd Lien Term Loan 8.25%, due 11/30/20	1,200,000	1,182,000
Bauer Performance Sports, Ltd. Term Loan B 4.50%, due 4/15/21	1,703,050	1,681,762
Bombardier Recreational Products, Inc. New Term Loan B 3.75%, due 1/30/19	4,525,714	4,517,631
Delta 2 (Luxembourg) S.A.R.L.
USD Term Loan B3 4.75%, due 7/30/21	6,566,667	6,448,467
USD 2nd Lien Term Loan 7.75%, due 7/31/22	2,800,000	2,650,668
Travelport Finance (Luxembourg) S.A.R.L. 2014 Term Loan B 5.75%, due 9/2/21	6,951,231	6,896,198

		26,955,940

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Husky Injection Molding Systems, Ltd.
1st Lien Term Loan 4.25%, due 6/30/21	3,442,576	3,372,003
2nd Lien Term Loan 7.25%, due 6/30/22	763,956	744,857

		4,116,860

Mining, Steel, Iron & Non-Precious Metals 0.2%
FMG Resources (August 2006) Pty, Ltd. New Term Loan 4.25%, due 6/30/19	3,573,019	3,015,628

Oil & Gas 0.4%
Drillships Financing Holding, Inc. Term Loan B1 6.00%, due 3/31/21 (d)	3,403,534	1,957,032
Expro FinServices S.A.R.L. Term Loan 5.75%, due 9/2/21	2,640,000	2,164,800
Pacific Drilling S.A. Term Loan B 4.50%, due 6/3/18 (d)	3,041,111	1,646,002

		5,767,834

	Principal Amount	Value

Personal, Food & Miscellaneous Services 0.7%
1011778 B.C. Unlimited Liability Co. Term Loan B2 3.75%, due 12/12/21	$10,108,876	$10,103,458

Telecommunications 1.1%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	4,702,081	4,550,735
Telesat USD Term Loan B2 3.50%, due 3/28/19	10,257,488	10,176,279

		14,727,014

Total Foreign Floating Rate Loans (Cost $128,506,164)		122,876,849

Total Long-Term Bonds (Cost $1,346,151,448)		1,297,209,894

	Shares
Affiliated Investment Company 1.1%
Fixed Income Fund 1.1%
♦ MainStay High Yield Corporate Bond Fund Class I	2,709,542	15,119,244

Total Affiliated Investment Company (Cost $15,848,586)		15,119,244

Common Stock 0.0%‡
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (d)(g)	379	9,011

Total Common Stock (Cost $531,732)		9,011

	Principal Amount
Short-Term Investments 5.1%
Other Commercial Paper 3.4%
Danaher Corp. 0.183%, due 11/12/15 (a)(h)	$1,500,000	1,499,918
Electricite de France S.A. 0.172%, due 11/23/15 (a)(h)	7,797,000	7,796,190
Honeywell International, Inc. 0.122%, due 11/4/15 (a)(h)	13,051,000	13,050,869
National Rural Utilities Cooperative Finance Corp. 0.122%, due 11/2/15 (h)	8,235,000	8,234,973
Nationwide Life Insurance Co. 0.193%, due 11/20/15 (a)(h)	5,000,000	4,999,499

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Short-Term Investments (continued)
Other Commercial Paper (continued)
Praxair, Inc. 0.112%, due 11/10/15 (h)	$10,795,000	$10,794,703
Questar Corp. 0.152%, due 11/16/15 (a)(h)	1,085,000	1,084,932

Total Other Commercial Paper (Cost $47,461,084)		47,461,084

Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $1,813,131 (Collateralized by a Federal Home Loan Bank security with a rate of 0.50% and a maturity date of 9/28/16, with a Principal Amount of $1,850,000 and a Market Value of $1,850,000)	1,813,131	1,813,131

Total Repurchase Agreement (Cost $1,813,131)		1,813,131

U.S. Government 1.6%
United States Treasury Bills
0.012%, due 12/10/15 (h)	7,985,000	7,984,909
0.071%, due 11/19/15 (h)	3,720,000	3,719,870
0.089%, due 11/12/15 (h)	11,051,000	11,050,748

Total U.S. Government (Cost $22,755,527)		22,755,527

Total Short-Term Investments (Cost $72,029,742)		72,029,742

Total Investments (Cost $1,434,561,508) (i)	100.2%	1,384,367,891
Other Assets, Less Liabilities	(0.2)	(3,175,623)
Net Assets	100.0%	$1,381,192,268

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2015.
(d)	Illiquid security—As of October 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $64,581,211, which represented 4.7% of the Fund’s net assets.

(e)	Issue in default.

(f)	Restricted security.

(g)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of this security was $9,011, which represented less than one-tenth of a percent of the Fund’s net assets.

(h)	Interest rate shown represents yield to maturity.

(i)	As of October 31, 2015, cost was $1,434,362,731 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$2,107,200
Gross unrealized depreciation	(52,102,040)

Net unrealized depreciation	$(49,994,840)

The	following abbreviation is used in the preceding pages:

TBD—To	be determined

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$13,422,988	$—	$13,422,988
Floating Rate Loans (b)	—	1,111,765,032	49,145,025	1,160,910,057
Foreign Floating Rate Loans (c)	—	121,694,849	1,182,000	122,876,849

Total Long-Term Bonds	—	1,246,882,869	50,327,025	1,297,209,894

Affiliated Investment Company
Fixed Income Fund	15,119,244	—	—	15,119,244
Common Stock (d)	—	—	9,011	9,011
Short-Term Investments
Other Commercial Paper	—	47,461,084	—	47,461,084
Repurchase Agreement	—	1,813,131	—	1,813,131
U.S. Government	—	22,755,527	—	22,755,527

Total Short-Term Investments	—	72,029,742	—	72,029,742

Total Investments in Securities	$15,119,244	$1,318,912,611	$50,336,036	$1,384,367,891

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $49,145,025 of Level 3 securities which represent Floating Rate Loans whose values were obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(c)	Includes $1,182,000 of a Level 3 security which represents a Foreign Floating Rate Loan whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(d)	The Level 3 security valued at $9,011 is held in Beverage, Food & Tobacco within the Common Stock section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2015, securities with a market value of $38,434,142 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2014, the fair value was based on information obtained, from an independent pricing service, that utilized significant observable inputs.

As of October 31, 2015, securities with a market value of $36,356,418 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2014, the fair value was based on information obtained, from an independent pricing service, that utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2015 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Bal- ance as of Oct- ober 31, 2014	Acc- rued Dis- counts (Premi- ums)	Realized Gain (Loss)	Change in Unre- alized Appre- ciation (Depre- ciation)	Pur- chases	Sales (a)	Tran- sfers in to Level 3	Tran- sfers out of Level 3	Bal- ance as of Oct- ober 31, 2015	Change in Unre- alized Appre- ciation (Depre- ciation) from Inves- tments Still Held as of Oct- ober 31, 2015 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$6,661,660	$—	$—	$—	$—	$—	$—	$(6,661,660)	$—	$—
Beverage, Food & Tobacco	2,224,430	2,227	7,245	132,512	—	(2,366,414)	—	—	—	—
Broadcasting & Entertainment	2,707,084	—	—	—	—	—	—	(2,707,084)	—	—
Buildings & Real Estate	—	3,862	(9,296)	54,380	—	(3,049,721)	5,791,688	—	2,790,913	54,380
Chemicals, Plastics & Rubber	1,295,125	—	—	—	—	—	—	(1,295,125)	—	—
Diversified/ Conglomerate Manufacturing	3,272,260	4,917	(90,618)	(724,055)	—	(3,824,081)	11,499,076	(3,272,260)	6,865,239	(724,055)
Diversified/ Conglomerate Service	4,851,187	4,902	(23,612)	40,206	4,371,959	(1,327,635)	1,125,745	(3,548,437)	5,494,315	40,206
Ecological	—	(129)	(330)	(5,781)	729,417	(140,500)	—	—	582,677	(5,781)
Electronics	7,972,536	4,077	14,765	(86,110)	2,460,031	(2,006,275)	—	(5,977,536)	2,381,488	(86,110)
Finance	5,210,625	18,782	—	(97,532)	—	—	—	—	5,131,875	(97,532)
Healthcare, Education & Childcare	6,797,728	37	2,391	(15,463)	3,760,662	(4,285,695)	4,464,374	(2,612,221)	8,111,813	(15,463)
Machinery (Non-Agriculture, Non-Construct & Non- Electronic)	7,522,546	4,425	40,449	47,106	—	(3,819,413)	6,289,961	(6,417,909)	3,667,165	47,106
Oil & Gas	—	12,599	259	83,539	970,019	(30,102)	2,318,855	—	3,355,169	83,539
Personal & Nondurable Consumer Products (Manufacturing Only)	—	4,510	911	(256,209)	—	(259,888)	6,944,443	—	6,433,767	(256,209)
Personal, Food & Miscellaneous Services	2,373,868	376	10,973	(5,413)	—	(2,379,804)	—	—	—	—
Printing & Publishing	1,386,000	(213)	(1,364)	15,558		(1,399,981)		—	—	—
Retail Store	4,970,105	504	4,272	36,477	4,419,364	(5,100,118)	—	—	4,330,604	36,477
Utilities	5,314,602	530	(3,870)	16,914	—	(1,722,176)	—	(3,606,000)	—	—
Foreign Floating Rate Loans
Leisure, Amusement, Motion Pictures & Entertainment	2,376,000	756	(39,043)	21,768	—	(1,177,481)	—	—	1,182,000	(29,275)
Printing & Publishing	258,186	—	—	—	—	—	—	(258,186)	—	—
Common Stock
Beverage, Food & Tobacco	38,517	—	—	(29,506)	—	—	—	—	9,011	(29,506)

Total	$65,232,459	$62,162	$(86,868)	$(771,609)	$16,711,452	$(32,889,284)	$38,434,142	$(36,356,418)	$50,336,036	$(982,223)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $1,418,712,922)	$1,369,248,647
Investment in affiliated investment company, at value (identified cost $15,848,586)	15,119,244
Receivables:
Investment securities sold	6,786,486
Dividends and interest	6,059,906
Fund shares sold	1,868,503
Other assets	46,171

Total assets	1,399,128,957

Liabilities
Payables:
Investment securities purchased	13,088,035
Fund shares redeemed	2,948,481
Manager (See Note 3)	694,287
Transfer agent (See Note 3)	417,830
NYLIFE Distributors (See Note 3)	236,639
Shareholder communication	67,231
Professional fees	40,527
Custodian	6,074
Trustees	3,470
Accrued expenses	12,554
Dividend payable	421,561

Total liabilities	17,936,689

Net assets	$1,381,192,268

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$150,871
Additional paid-in capital	1,490,803,464

1,490,954,335
Distributions in excess of net investment income	(457,654)
Accumulated net realized gain (loss) on investments, unfunded commitments and foreign currency transactions	(59,110,796)
Net unrealized appreciation (depreciation) on investments	(50,193,617)

Net assets	$1,381,192,268

Class A
Net assets applicable to outstanding shares	$342,213,788

Shares of beneficial interest outstanding	37,388,732

Net asset value per share outstanding	$9.15
Maximum sales charge (3.00% of offering price)	0.28

Maximum offering price per share outstanding	$9.43

Investor Class
Net assets applicable to outstanding shares	$29,691,772

Shares of beneficial interest outstanding	3,244,028

Net asset value per share outstanding	$9.15
Maximum sales charge (3.00% of offering price)	0.28

Maximum offering price per share outstanding	$9.43

Class B
Net assets applicable to outstanding shares	$8,988,013

Shares of beneficial interest outstanding	981,247

Net asset value and offering price per share outstanding	$9.16

Class C
Net assets applicable to outstanding shares	$176,330,163

Shares of beneficial interest outstanding	19,257,659

Net asset value and offering price per share outstanding	$9.16

Class I
Net assets applicable to outstanding shares	$823,968,532

Shares of beneficial interest outstanding	89,999,665

Net asset value and offering price per share outstanding	$9.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$65,472,072
Dividend distributions from an affiliated investment company	783,655
Dividends	30,120

Total income	66,285,847

Expenses
Manager (See Note 3)	8,470,351
Distribution/Service—Class A (See Note 3)	922,614
Distribution/Service—Investor Class (See Note 3)	74,103
Distribution/Service—Class B (See Note 3)	101,511
Distribution/Service—Class C (See Note 3)	1,871,200
Transfer agent (See Note 3)	2,465,137
Shareholder communication	168,228
Registration	150,347
Professional fees	139,316
Custodian	56,871
Trustees	27,936
Miscellaneous	72,988

Total expenses	14,520,602

Net investment income (loss)	51,765,245

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on investments	(13,058,462)

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(30,221,064)
Translation of other assets and liabilities in foreign currencies	(212,660)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(30,433,724)

Net realized and unrealized gain (loss) on investments, unfunded commitments and foreign currency transactions	(43,492,186)

Net increase (decrease) in net assets resulting from operations	$8,273,059

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$51,765,245	$60,040,972
Net realized gain (loss) on investments	(13,058,462)	(149,260)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, and foreign currency transactions	(30,433,724)	(23,827,036)

Net increase (decrease) in net assets resulting from operations	8,273,059	36,064,676

Dividends to shareholders:
From net investment income:
Class A	(13,194,818)	(18,646,034)
Investor Class	(1,060,233)	(1,073,211)
Class B	(286,626)	(378,407)
Class C	(5,298,784)	(6,442,147)
Class I	(31,809,424)	(33,616,564)

Total dividends to shareholders	(51,649,885)	(60,156,363)

Capital share transactions:
Net proceeds from sale of shares	441,128,208	551,825,999
Net asset value of shares issued to shareholders in reinvestment of dividends	45,791,304	53,605,592
Cost of shares redeemed	(556,595,796)	(776,613,516)

Increase (decrease) in net assets derived from capital share transactions	(69,676,284)	(171,181,925)

Net increase (decrease) in net assets	(113,053,110)	(195,273,612)

Net Assets
Beginning of year	1,494,245,378	1,689,518,990

End of year	$1,381,192,268	$1,494,245,378

Distributions in excess of net investment income at end of year	$(457,654)	$(585,539)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.44	$9.58	$9.53	$9.31	$9.42

Net investment income (loss)	0.33	0.33	0.38	0.37	0.35
Net realized and unrealized gain (loss) on investments	(0.29)	(0.13)	0.04	0.22	(0.11)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	—	—	—

Total from investment operations	0.04	0.20	0.42	0.59	0.24

Less dividends:
From net investment income	(0.33)	(0.34)	(0.37)	(0.37)	(0.35)

Net asset value at end of year	$9.15	$9.44	$9.58	$9.53	$9.31

Total investment return (a)	0.45%	2.09%	4.43%	6.42%	2.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58%	3.53%	3.79%	3.90%	3.69%
Net expenses	1.06%	1.07%	1.00%	0.99%	0.98%
Portfolio turnover rate	31%	45%	47%	47%	38%
Net assets at end of year (in 000’s)	$342,214	$419,451	$567,728	$384,837	$453,282

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.44	$9.58	$9.53	$9.31	$9.42

Net investment income (loss)	0.33	0.34	0.36	0.36	0.34
Net realized and unrealized gain (loss) on investments	(0.29)	(0.14)	0.05	0.22	(0.11)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	—	—	—

Total from investment operations	0.04	0.20	0.41	0.58	0.23

Less dividends:
From net investment income	(0.33)	(0.34)	(0.36)	(0.36)	(0.34)

Net asset value at end of year	$9.15	$9.44	$9.58	$9.53	$9.31

Total investment return (a)	0.46%	2.13%	4.38%	6.35%	2.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59%	3.57%	3.76%	3.83%	3.61%
Net expenses	1.06%	1.04%	1.05%	1.06%	1.06%
Portfolio turnover rate	31%	45%	47%	47%	38%
Net assets at end of year (in 000’s)	$29,692	$30,440	$29,739	$26,406	$26,068

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.45	$9.59	$9.54	$9.32	$9.43

Net investment income (loss)	0.25	0.26	0.30	0.29	0.27
Net realized and unrealized gain (loss) on investments	(0.28)	(0.13)	0.04	0.22	(0.11)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	—	—	—

Total from investment operations	(0.03)	0.13	0.34	0.51	0.16

Less dividends:
From net investment income	(0.26)	(0.27)	(0.29)	(0.29)	(0.27)

Net asset value at end of year	$9.16	$9.45	$9.59	$9.54	$9.32

Total investment return (a)	(0.29%)	1.37%	3.60%	5.68%	1.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.83%	2.82%	3.00%	3.08%	2.86%
Net expenses	1.81%	1.79%	1.80%	1.81%	1.82%
Portfolio turnover rate	31%	45%	47%	47%	38%
Net assets at end of year (in 000’s)	$8,988	$11,486	$14,134	$12,153	$14,508

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.44	$9.58	$9.54	$9.31	$9.43

Net investment income (loss)	0.26	0.27	0.29	0.29	0.27
Net realized and unrealized gain (loss) on investments	(0.28)	(0.14)	0.04	0.23	(0.12)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	—	—	—

Total from investment operations	(0.02)	0.13	0.33	0.52	0.15

Less dividends:
From net investment income	(0.26)	(0.27)	(0.29)	(0.29)	(0.27)

Net asset value at end of year	$9.16	$9.44	$9.58	$9.54	$9.31

Total investment return (a)	(0.18%)	1.37%	3.49%	5.67%	1.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.84%	2.82%	3.00%	3.09%	2.87%
Net expenses	1.81%	1.79%	1.80%	1.81%	1.81%
Portfolio turnover rate	31%	45%	47%	47%	38%
Net assets at end of year (in 000’s)	$176,330	$207,985	$231,475	$187,580	$197,230

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.44	$9.58	$9.53	$9.31	$9.43

Net investment income (loss)	0.36	0.36	0.39	0.39	0.37
Net realized and unrealized gain (loss) on investments	(0.28)	(0.14)	0.05	0.22	(0.12)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	—	—	—

Total from investment operations	0.08	0.22	0.44	0.61	0.25

Less dividends:
From net investment income	(0.36)	(0.36)	(0.39)	(0.39)	(0.37)

Net asset value at end of year	$9.16	$9.44	$9.58	$9.53	$9.31

Total investment return (a)	0.81%	2.35%	4.69%	6.69%	2.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.82%	3.78%	4.03%	4.14%	3.94%
Net expenses	0.81%	0.82%	0.75%	0.74%	0.73%
Portfolio turnover rate	31%	45%	47%	47%	38%
Net assets at end of year (in 000’s)	$823,969	$824,883	$846,444	$485,591	$374,973

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within four years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The

Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

31

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held a security with a value of $9,011 that was fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held Level 3 securities with a value of $50,327,025 that were valued by utilizing significant unobservable inputs.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of

32	MainStay Floating Rate Fund

trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-

in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans

33

Notes to Financial Statements (continued)

pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2015, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.59% for the year ended October 31, 2015.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $8,470,351.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in

34	MainStay Floating Rate Fund

conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $42,322 and $4,035, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $37,156, $39, $12,732 and $19,655, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$641,945
Investor Class	49,764
Class B	17,042
Class C	314,466
Class I	1,441,920

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2015, purchases and sales transactions, income earned from investments and percentage of outstanding shares of an Affiliated Investment Company was as follows:

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay High Yield Corporate Bond Fund Class I	$1,806	$14,000	$—	$784	$—	$15,119	0.3%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$41,143	$(59,309,573)	$(498,797)	$(49,994,840)	$(109,762,067)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships and modified debt instruments. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$12,525	$14,029,764	$(14,042,289)

The reclassifications for the Fund are primarily due to expiring capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as

35

Notes to Financial Statements (continued)

either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $59,309,573 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017 2018 2019 Unlimited	$30,853 7,484 2,022 3,796 2,926	$	— — — — 12,229
Total	$47,081		$12,229

The Fund had $14,042,289 of capital loss carryforwards that expired during the year ended October 31, 2015.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$51,649,885	$60,156,363

Note 5–Restricted Securities

As of October 31, 2015, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	10/31/15 Value	Percent of Net Assets
Samson Investment Co. New 2nd Lien Term Loan 6.25%, due 9/25/18	12/20/13	$6,700,000	$6,750,805	$318,250	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $440,721 and $546,096, respectively.

36	MainStay Floating Rate Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	10,368,043	$96,823,673
Shares issued to shareholders in reinvestment of dividends and distributions	1,277,298	11,912,517
Shares redeemed	(18,759,881)	(175,295,915)

Net increase (decrease) in shares outstanding before conversion	(7,114,540)	(66,559,725)
Shares converted into Class A (See Note 1)	238,273	2,222,931
Shares converted from Class A (See Note 1)	(179,710)	(1,670,702)

Net increase (decrease)	(7,055,977)	$(66,007,496)

Year ended October 31, 2014:
Shares sold	18,377,715	$175,838,494
Shares issued to shareholders in reinvestment of dividends and distributions	1,745,436	16,676,741
Shares redeemed	(35,143,156)	(335,751,865)

Net increase (decrease) in shares outstanding before conversion	(15,020,005)	(143,236,630)
Shares converted into Class A (See Note 1)	339,956	3,254,887
Shares converted from Class A (See Note 1)	(128,855)	(1,227,134)

Net increase (decrease)	(14,808,904)	$(141,208,877)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	526,691	$4,923,790
Shares issued to shareholders in reinvestment of dividends and distributions	109,777	1,023,707
Shares redeemed	(661,897)	(6,186,976)

Net increase (decrease) in shares outstanding before conversion	(25,429)	(239,479)
Shares converted into Investor Class (See Note 1)	253,494	2,360,360
Shares converted from Investor Class (See Note 1)	(209,395)	(1,953,772)

Net increase (decrease)	18,670	$167,109

Year ended October 31, 2014:
Shares sold	804,819	$7,695,909
Shares issued to shareholders in reinvestment of dividends and distributions	108,085	1,032,080
Shares redeemed	(726,837)	(6,950,147)

Net increase (decrease) in shares outstanding before conversion	186,067	1,777,842
Shares converted into Investor Class (See Note 1)	220,796	2,106,591
Shares converted from Investor Class (See Note 1)	(285,201)	(2,730,666)

Net increase (decrease)	121,662	$1,153,767

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	387,234	$3,619,102
Shares issued to shareholders in reinvestment of dividends and distributions	25,605	239,114
Shares redeemed	(545,088)	(5,099,776)

Net increase (decrease) in shares outstanding before conversion	(132,249)	(1,241,560)
Shares converted from Class B (See Note 1)	(102,571)	(958,817)

Net increase (decrease)	(234,820)	$(2,200,377)

Year ended October 31, 2014:
Shares sold	319,006	$3,056,828
Shares issued to shareholders in reinvestment of dividends and distributions	30,542	292,007
Shares redeemed	(460,810)	(4,403,397)

Net increase (decrease) in shares outstanding before conversion	(111,262)	(1,054,562)
Shares converted from Class B (See Note 1)	(146,584)	(1,403,678)

Net increase (decrease)	(257,846)	$(2,458,240)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,709,754	$25,269,950
Shares issued to shareholders in reinvestment of dividends and distributions	464,272	4,333,440
Shares redeemed	(5,945,805)	(55,542,618)

Net increase (decrease)	(2,771,779)	$(25,939,228)

Year ended October 31, 2014:
Shares sold	4,135,588	$39,598,238
Shares issued to shareholders in reinvestment of dividends and distributions	549,744	5,252,988
Shares redeemed	(6,805,627)	(65,019,119)

Net increase (decrease)	(2,120,295)	$(20,167,893)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	33,211,184	$310,491,693
Shares issued to shareholders in reinvestment of dividends and distributions	3,031,354	28,282,526
Shares redeemed	(33,625,600)	(314,470,511)

Net increase (decrease)	2,616,938	$24,303,708

Year ended October 31, 2014:
Shares sold	34,038,253	$325,636,530
Shares issued to shareholders in reinvestment of dividends and distributions	3,177,228	30,351,776
Shares redeemed	(38,151,825)	(364,488,988)

Net increase (decrease)	(936,344)	$(8,500,682)

37

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay Floating Rate Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Floating Rate Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Floating Rate Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

39

Federal Income Tax Information

(Unaudited)

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

40	MainStay Floating Rate Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

41

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

42	MainStay Floating Rate Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

44	MainStay Floating Rate Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1674516 MS291-15	MSFR11-12/15 (NYLIM) NL225

MainStay Asset Allocation Funds

Message from the President and Annual Report

October 31, 2015

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund(s) during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.39 0.11%	5.25 6.45%	5.19 5.79%	1.21 1.21%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.52 –0.03	5.08 6.27	5.10 5.70	1.36 1.36
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–5.49 –0.78	5.16 5.49	4.93 4.93	2.11 2.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.72 –0.78	5.51 5.51	4.93 4.93	2.11 2.11
Class I Shares	No Sales Charge		0.36	6.70	6.10	0.96

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	5.20%	14.33%	7.85%
MSCI EAFE® Index[5]	–0.07	4.81	4.05
Barclays U.S. Aggregate Bond Index[6]	1.96	3.03	4.72
Conservative Allocation Composite Index[7]	2.97	6.98	6.00
Average Lipper Mixed-Asset Target Allocation Conservative Fund[8]	–0.31	4.71	4.37

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The Average Lipper Mixed-Asset Target Allocation Conservative Fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$977.70	$1.84	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$976.20	$2.54	$1,022.60	$2.60

Class B Shares	$1,000.00	$973.10	$6.27	$1,018.90	$6.41

Class C Shares	$1,000.00	$973.10	$6.27	$1,018.90	$6.41

Class I Shares	$1,000.00	$978.30	$0.60	$1,024.60	$0.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.51% for Investor Class, 1.26% for Class B and Class C and 0.12% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

7

Investment Objectives of Underlying Funds as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 0.11% for Class A shares, –0.03% for Investor Class shares and –0.78% for Class B and Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 0.36%. For the 12 months ended October 31, 2015, all share classes underperformed the 5.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the –0.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2015, all share classes underperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index2 and the 2.97% return of the Conservative Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Conservative Allocation Composite Index are additional benchmarks of the Fund. Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the –0.31% return of the Average Lipper3 Mixed-Asset Target Allocation Conservative Fund for the 12 months ended October 31, 2015. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities and to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. During the reporting period, U.S. large cap stocks generally outperformed fixed-income securities and strongly outperformed international and emerging-market stocks.

The Conservative Allocation Composite Index reflects a broader mix of asset classes. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds. During the reporting period, contributions from individual Underlying Funds were mixed. (Contributions take weightings and total returns into account.) A few Underlying Funds, including MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund, detracted from the Fund’s relative performance, while others, including MainStay U.S. Equity Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund, helped the Fund’s relative performance.

Returns associated with the management of the Fund’s asset allocation policy were negative during the reporting period. We believed that the Fund’s overall blend of stocks and bonds was appropriate, but a bias toward small-cap stocks and significant allocations to Underlying Funds that invest in emerging-market equities detracted from the Fund’s relative performance. Positioning in the fixed-income portion of the Fund also hurt relative performance. In particular, our cautious stance on interest-rate risk during the reporting period steered us toward short-duration assets, which tended to provide lower returns than longer-maturity bonds as yields dropped modestly during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Active positioning in the Fund was restrained through much of the reporting period. Equity valuations have risen significantly in recent years and, in our opinion, no longer appear to offer much of a bargain. Further, we believe that a strong dollar and a likely rise in wage pressures may diminish profit margins in the quarters ahead, eroding earnings growth. In our opinion, the U.S. economy, driven by robust gains in personal consumption, appears relatively healthy and equities appear attractively positioned in relation to fixed-income alternatives. Since these influences balance one another out, we maintained a position close to that of the Conservative Allocation Composite Index for much of the reporting period. The global equity sell-off in August and September did provide an opportunity to add to the Fund’s

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

equity positions, but because prices later recovered significantly, we began to reduce that exposure.

Weak returns within the equity portion of the Fund came from leaning toward small-cap stocks and emerging-market equities. We moved toward small-cap stocks because we believed that large-cap multinational companies would be vulnerable to weak consumption abroad and that they would be hurt by a strong U.S. dollar. Unfortunately, the performance of these companies during the reporting period implied otherwise. In our opinion, valuations among emerging-market equities looked very attractive during the reporting period vis-à-vis historical standards, and we believed that emerging-market companies would be primary beneficiaries should global growth stabilize and then reaccelerate.

In the fixed-income portion of the Fund, we maintained a shorter duration than that of the Barclays U.S. Aggregate Bond Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary intervention inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s allocations were fairly stable during the reporting period. The most consequential change was an increase in the allocation to MainStay U.S. Small Cap Fund, driven by our desire to own stock in companies with significant exposure to domestic spending. That increase in exposure was sourced from a variety of large-cap equity Underlying Funds, including MainStay Epoch U.S. All Cap Fund, MainStay Large Cap Growth Fund and MainStay ICAP Equity Fund. We also increased the Fund’s positions in MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund as credit spreads5 widened. In our opinion, wider spreads made the return potential in this part of the market more attractive. The Fund’s position in MainStay Cushing Renaissance Advantage Fund, first established during the summer of 2014, was increased to a more meaningful size. In the wake of turbulence in crude oil pricing, however, we shifted exposure from the upstream to the midstream sector of the MLP market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund. We eliminated the Fund’s position in MainStay Marketfield Fund because of weak performance and substantial capital outflows.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

During the reporting period, the Underlying Equity Funds that provided the highest total returns were MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. At the other end of the spectrum, energy assets—specifically, MainStay Cushing Royalty Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay Cushing Renaissance Advantage Fund—had by far the worst performance, followed at some distance by MainStay Emerging Markets Opportunities Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

Because of position size and strong performance, the most significant contributions to return came from MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. Also as a result of position size and performance, MainStay Cushing Renaissance Advantage Fund and MainStay Emerging Market Opportunities Fund were the most substantial detractors from the Fund’s performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to push U.S. Treasury yields a touch lower across much of the yield curve.6 Indications of growing wage pressure and an impending “lift-off” from a near-zero interest-rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Outside of emerging-market debt, which was particularly weak during the reporting period, there has been relatively little dispersion of returns across fixed-income sectors. Investment-grade bonds provided better returns than speculative-grade issues, and nominal bonds were better than inflation-indexed instruments, but the degree of difference in both cases was relatively small.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Conservative Allocation Fund

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Indexed Bond Fund was the most significant fixed-income contributor to the Fund’s performance, followed by a much smaller position in MainStay Short Duration High Yield Fund. MainStay Unconstrained Bond Fund provided particularly weak performance, while MainStay Total Return Bond Fund and a cash vehicle added basically nothing without actually lowering performance perceptibly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2015

	Shares	Value
Affiliated Investment Companies 96.8%†
Equity Funds 42.8%
MainStay Cushing MLP Premier Fund Class I	174,581	$2,859,633
MainStay Cushing Renaissance Advantage Fund Class I (a)	762,647	14,543,673
MainStay Emerging Markets Opportunities Fund Class I (a)	1,133,516	9,668,889
MainStay Epoch Global Choice Fund Class I (a)	730,471	14,105,399
MainStay Epoch U.S. All Cap Fund Class I	233,653	6,780,615
MainStay ICAP Equity Fund Class I	245,805	12,590,143
MainStay ICAP International Fund Class I	451,987	14,599,194
MainStay International Equity Fund Class I	388,136	5,274,771
MainStay International Opportunities Fund Class I	1,618,455	13,627,395
MainStay Large Cap Growth Fund Class I	1,191,483	13,285,038
MainStay MAP Fund Class I	532,005	23,594,429
MainStay S&P 500 Index Fund Class I	288,671	14,090,015
MainStay U.S. Equity Opportunities Fund Class I	2,801,268	25,211,410
MainStay U.S. Small Cap Fund Class I (a)	935,360	25,273,423

Total Equity Funds (Cost $173,463,491)		195,504,027

Fixed Income Funds 54.0%
MainStay Floating Rate Fund Class I	2,877,234	26,355,462
MainStay High Yield Corporate Bond Fund Class I	3,065,647	17,106,308
MainStay Indexed Bond Fund Class I (a)	5,863,064	64,493,700
MainStay Short Duration High Yield Fund Class I (a)	2,049,798	20,026,527
MainStay Total Return Bond Fund Class I (a)	10,027,511	104,887,763
MainStay Unconstrained Bond Fund Class I	1,543,226	13,456,932

Total Fixed Income Funds (Cost $249,343,877)		246,326,692

Total Affiliated Investment Companies (Cost $422,807,368)		441,830,719

	Principal Amount	Value
Short-Term Investment 3.2%
Repurchase Agreement 3.2%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $14,788,492 (Collateralized by a Federal National Mortgage Association security with a rate of 1.875% and a maturity date of 12/11/19, with a Principal Amount of $14,955,000 and a Market Value of $15,085,856)	$14,788,492	$14,788,492

Total Short-Term Investment (Cost $14,788,492)		14,788,492

Total Investments (Cost $437,595,860) (b)	100.0%	456,619,211
Other Assets, Less Liabilities	0.0 ‡	39,857
Net Assets	100.0%	$456,659,068

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2015, cost was $441,302,422 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$22,848,542
Gross unrealized depreciation	(7,531,753)

Net unrealized appreciation	$15,316,789

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$195,504,027	$—	$—	$195,504,027
Fixed Income Funds	246,326,692	—	—	246,326,692
Short-Term Investment
Repurchase Agreement	—	14,788,492	—	14,788,492

Total Investments in Securities	$441,830,719	$14,788,492	$—	$456,619,211

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $422,807,368)	$441,830,719
Repurchase agreement, at value (identified cost $14,788,492)	14,788,492
Cash	216,559
Receivables:
Fund shares sold	388,394
Other assets	32,962

Total assets	457,257,126

Liabilities
Payables:
Fund shares redeemed	296,049
NYLIFE Distributors (See Note 3)	165,813
Transfer agent (See Note 3)	83,272
Shareholder communication	29,450
Professional fees	15,928
Trustees	1,105
Custodian	1,064
Accrued expenses	5,377

Total liabilities	598,058

Net assets	$456,659,068

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,705
Additional paid-in capital	432,989,410

433,028,115
Undistributed net investment income	622,738
Accumulated net realized gain (loss) on investments	3,984,864
Net unrealized appreciation (depreciation) on investments	19,023,351

Net assets	$456,659,068

Class A
Net assets applicable to outstanding shares	$253,307,597

Shares of beneficial interest outstanding	21,451,483

Net asset value per share outstanding	$11.81
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.50

Investor Class
Net assets applicable to outstanding shares	$71,083,389

Shares of beneficial interest outstanding	6,019,525

Net asset value per share outstanding	$11.81
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.50

Class B
Net assets applicable to outstanding shares	$37,097,882

Shares of beneficial interest outstanding	3,154,981

Net asset value and offering price per share outstanding	$11.76

Class C
Net assets applicable to outstanding shares	$79,242,171

Shares of beneficial interest outstanding	6,740,856

Net asset value and offering price per share outstanding	$11.76

Class I
Net assets applicable to outstanding shares	$15,928,029

Shares of beneficial interest outstanding	1,338,574

Net asset value and offering price per share outstanding	$11.90

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,936,936

Expenses
Distribution/Service—Class A (See Note 3)	632,682
Distribution/Service—Investor Class (See Note 3)	170,896
Distribution/Service—Class B (See Note 3)	386,412
Distribution/Service—Class C (See Note 3)	770,045
Transfer agent (See Note 3)	476,541
Registration	105,300
Shareholder communication	84,520
Professional fees	48,976
Custodian	14,335
Trustees	8,934
Miscellaneous	14,775

Total expenses	2,713,416

Net investment income (loss)	8,223,520

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(2,412,157)
Realized capital gain distributions from affiliated investment companies	10,651,484

Net realized gain (loss) on investments and investments from affiliated investment companies	8,239,327

Net change in unrealized appreciation (depreciation) on investments	(17,224,116)

Net realized and unrealized gain (loss) on investments	(8,984,789)

Net increase (decrease) in net assets resulting from operations	$(761,269)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,223,520	$6,393,098
Net realized gain (loss) on investments and investments from affiliated investment companies	8,239,327	17,558,400
Net change in unrealized appreciation (depreciation) on investments	(17,224,116)	(1,652,904)

Net increase (decrease) in net assets resulting from operations	(761,269)	22,298,594

Dividends and distributions to shareholders:
From net investment income:
Class A	(6,135,002)	(5,142,602)
Investor Class	(1,557,581)	(1,341,824)
Class B	(600,162)	(584,334)
Class C	(1,178,913)	(827,578)
Class I	(443,562)	(383,390)

	(9,915,220)	(8,279,728)

From net realized gain on investments:
Class A	(8,463,816)	(7,762,778)
Investor Class	(2,275,634)	(2,206,085)
Class B	(1,332,961)	(1,501,299)
Class C	(2,531,996)	(2,014,671)
Class I	(591,179)	(484,778)

	(15,195,586)	(13,969,611)

Total dividends and distributions to shareholders	(25,110,806)	(22,249,339)

Capital share transactions:
Net proceeds from sale of shares	106,990,282	122,411,955
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	24,285,359	21,290,895
Cost of shares redeemed	(85,833,479)	(71,920,761)

Increase (decrease) in net assets derived from capital share transactions	45,442,162	71,782,089

Net increase (decrease) in net assets	19,570,087	71,831,344

Net Assets
Beginning of year	437,088,981	365,257,637

End of year	$456,659,068	$437,088,981

Undistributed net investment income at end of year	$622,738	$976,167

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.52	$12.56	$11.57	$10.95	$10.80

Net investment income (loss) (a)	0.25	0.22	0.24	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.23)	0.50	1.21	0.77	0.20

Total from investment operations	0.02	0.72	1.45	1.01	0.45

Less dividends and distributions:
From net investment income	(0.30)	(0.29)	(0.29)	(0.28)	(0.30)
From net realized gain on investments	(0.43)	(0.47)	(0.17)	(0.11)	—

Total dividends and distributions	(0.73)	(0.76)	(0.46)	(0.39)	(0.30)

Net asset value at end of year	$11.81	$12.52	$12.56	$11.57	$10.95

Total investment return (b)	0.11%	5.95%	12.93%	9.41%	4.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	1.81%	2.00%	2.16%	2.27%
Net expenses (c)	0.36%	0.35%	0.37%	0.37%	0.39%
Portfolio turnover rate	40%	45%	52%	62%	55%
Net assets at end of year (in 000’s)	$253,308	$244,098	$201,908	$164,116	$143,520

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.52	$12.56	$11.57	$10.96	$10.81

Net investment income (loss) (a)	0.23	0.21	0.22	0.23	0.24
Net realized and unrealized gain (loss) on investments	(0.23)	0.49	1.21	0.76	0.20

Total from investment operations	0.00	0.70	1.43	0.99	0.44

Less dividends and distributions:
From net investment income	(0.28)	(0.27)	(0.27)	(0.27)	(0.29)
From net realized gain on investments	(0.43)	(0.47)	(0.17)	(0.11)	—

Total dividends and distributions	(0.71)	(0.74)	(0.44)	(0.38)	(0.29)

Net asset value at end of year	$11.81	$12.52	$12.56	$11.57	$10.96

Total investment return (b)	(0.03%)	5.79%	12.74%	9.24%	4.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	1.67%	1.82%	2.00%	2.17%
Net expenses (c)	0.50%	0.50%	0.53%	0.53%	0.50%
Expenses (before waiver/reimbursement) (c)	0.50%	0.50%	0.53%	0.55%	0.57%
Portfolio turnover rate	40%	45%	52%	62%	55%
Net assets at end of year (in 000’s)	$71,083	$65,991	$59,301	$49,050	$41,525

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.47	$12.51	$11.53	$10.92	$10.76

Net investment income (loss) (a)	0.14	0.11	0.13	0.14	0.15
Net realized and unrealized gain (loss) on investments	(0.23)	0.50	1.21	0.76	0.21

Total from investment operations	(0.09)	0.61	1.34	0.90	0.36

Less dividends and distributions:
From net investment income	(0.19)	(0.18)	(0.19)	(0.18)	(0.20)
From net realized gain on investments	(0.43)	(0.47)	(0.17)	(0.11)	—

Total dividends and distributions	(0.62)	(0.65)	(0.36)	(0.29)	(0.20)

Net asset value at end of year	$11.76	$12.47	$12.51	$11.53	$10.92

Total investment return (b)	(0.78%)	5.03%	11.87%	8.46%	3.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%	0.93%	1.09%	1.27%	1.41%
Net expenses (c)	1.25%	1.25%	1.28%	1.28%	1.25%
Expenses (before waiver/reimbursement) (c)	1.25%	1.25%	1.28%	1.30%	1.32%
Portfolio turnover rate	40%	45%	52%	62%	55%
Net assets at end of year (in 000’s)	$37,098	$39,583	$40,953	$35,808	$33,580

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.47	$12.51	$11.53	$10.92	$10.76

Net investment income (loss) (a)	0.14	0.11	0.13	0.14	0.15
Net realized and unrealized gain (loss) on investments	(0.23)	0.50	1.21	0.76	0.21

Total from investment operations	(0.09)	0.61	1.34	0.90	0.36

Less dividends and distributions:
From net investment income	(0.19)	(0.18)	(0.19)	(0.18)	(0.20)
From net realized gain on investments	(0.43)	(0.47)	(0.17)	(0.11)	—

Total dividends and distributions	(0.62)	(0.65)	(0.36)	(0.29)	(0.20)

Net asset value at end of year	$11.76	$12.47	$12.51	$11.53	$10.92

Total investment return (b)	(0.78%)	5.03%	11.87%	8.46%	3.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.90%	1.07%	1.25%	1.41%
Net expenses (c)	1.25%	1.25%	1.28%	1.28%	1.25%
Expenses (before waiver/reimbursement) (c)	1.25%	1.25%	1.28%	1.30%	1.32%
Portfolio turnover rate	40%	45%	52%	62%	55%
Net assets at end of year (in 000’s)	$79,242	$71,051	$51,112	$37,977	$30,224

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.61	$12.64	$11.64	$11.02	$10.87

Net investment income (loss) (a)	0.28	0.25	0.27	0.27	0.28
Net realized and unrealized gain (loss) on investments	(0.23)	0.51	1.22	0.77	0.20

Total from investment operations	0.05	0.76	1.49	1.04	0.48

Less dividends and distributions:
From net investment income	(0.33)	(0.32)	(0.32)	(0.31)	(0.33)
From net realized gain on investments	(0.43)	(0.47)	(0.17)	(0.11)	—

Total dividends and distributions	(0.76)	(0.79)	(0.49)	(0.42)	(0.33)

Net asset value at end of year	$11.90	$12.61	$12.64	$11.64	$11.02

Total investment return (b)	0.36%	6.25%	13.11%	9.81%	4.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	2.01%	2.26%	2.41%	2.49%
Net expenses (c)	0.11%	0.10%	0.12%	0.12%	0.14%
Portfolio turnover rate	40%	45%	52%	62%	55%
Net assets at end of year (in 000’s)	$15,928	$16,367	$11,984	$15,916	$8,593

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.94 0.59%	6.85 8.07%	5.65 6.25%	1.33 1.33%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.03 0.50	6.67 7.89	5.55 6.15	1.50 1.50
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.96 –0.27	6.78 7.09	5.36 5.36	2.25 2.25
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.20 –0.27	7.09 7.09	5.35 5.35	2.25 2.25
Class I Shares	No Sales Charge		0.84	8.35	6.54	1.08

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	5.20%	14.33%	7.85%
MSCI EAFE® Index[5]	–0.07	4.81	4.05
Barclays U.S. Aggregate Bond Index[6]	1.96	3.03	4.72
Moderate Allocation Composite Index[7]	3.36	8.77	6.45
Average Lipper Mixed-Asset Target Allocation Moderate Fund[8]	–0.15	6.54	5.15

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The Average Lipper Mixed-Asset Target Allocation Moderate Fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$974.40	$1.79	$1,023.40	$1.84

Investor Class Shares	$1,000.00	$973.70	$2.64	$1,022.50	$2.70

Class B Shares	$1,000.00	$970.40	$6.36	$1,018.80	$6.51

Class C Shares	$1,000.00	$970.40	$6.36	$1,018.80	$6.51

Class I Shares	$1,000.00	$976.00	$0.55	$1,024.70	$0.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.36% for Class A, 0.53% for Investor Class, 1.28% for Class B and Class C and 0.11% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 26 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager

How did MainStay Moderate Allocation Fund perform relative to its and its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 0.59% for Class A shares, 0.50% for Investor Class shares and –0.27% for Class B and Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 0.84%. For the 12 months ended October 31, 2015, all share classes underperformed the 5.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the –0.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2015, all share classes underperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index2 and the 3.36% return of the Moderate Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Allocation Composite Index are additional benchmarks of the Fund. Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the –0.15% return of the average Lipper3 Mixed-Asset Target Allocation Moderate Fund for the 12 months ended October 31, 2015. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities and to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. During the reporting period, U.S. large cap stocks generally outperformed fixed-income securities and strongly outperformed international and emerging-market stocks.

The Moderate Allocation Composite Index reflects a broader mix of asset classes. The most significant factor influencing performance relative to this Index during the reporting period was the performance of the Underlying Funds. During the reporting period, contributions from individual Underlying Funds were mixed. (Contributions take weightings and total returns into account.) A few Underlying Funds, including MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund, detracted from the Fund’s relative results, while others—such as MainStay U.S. Equity Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund—helped the Fund’s relative performance.

Returns associated with the management of the Fund’s asset allocation policy were negative during the reporting period. We believed that the Fund’s overall blend of stocks and bonds was appropriate, but a bias toward small-cap stocks and significant allocations to Underlying Funds that invest in emerging-market equities detracted from the Fund’s relative performance. Positioning in the fixed-income portion of the Fund also hurt relative performance. In particular, our cautious stance on interest-rate risk during the reporting period steered us toward short-duration assets, which tended to provide lower returns than longer-maturity bonds as yields dropped modestly during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Active positioning in the Fund was restrained through much of the reporting period. Equity valuations have risen significantly in recent years and, in our opinion, no longer appear to offer much of a bargain. Further, we believe that a strong dollar and a likely rise in wage pressures may diminish profit margins in the quarters ahead, eroding earnings growth. In our opinion, the U.S. economy, driven by robust gains in personal consumption, appears relatively healthy and equities appear attractively positioned in relation to fixed-income alternatives. Since these influences balance one another out, we maintained a position close to that of the Moderate Allocation Composite Index for much of the reporting period. The global equity sell-off in August and September did provide an opportunity to add to the Fund’s equity positions, but because prices later recovered significantly, we began to reduce that exposure.

Weak returns within the equity portion of the Fund came from leaning toward small-cap stocks and emerging-market equities. We moved toward small-cap stocks because we believed that large-cap multinational companies would be vulnerable to weak consumption abroad and that they would be hurt by a strong U.S. dollar. Unfortunately, the performance of these companies during

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Moderate Allocation Fund

the reporting period implied otherwise. In our opinion, valuations among emerging-market equities looked very attractive during the reporting period vis-à-vis historical standards, and we believed that emerging-market companies would be primary beneficiaries should global growth stabilize and then reaccelerate.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Moderate Allocation Composite Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary intervention inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s allocations were fairly stable during the reporting period. The most consequential change was an increase in the allocation to MainStay U.S. Small Cap Fund, driven by our desire to own stock in companies with significant exposure to domestic spending. That increase in exposure was sourced from a variety of large-cap equity Underlying Funds, including MainStay Epoch U.S. All Cap Fund, MainStay Large Cap Growth Fund and MainStay ICAP Equity Fund. We also increased the Fund’s positions in MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund as credit spreads5 widened. In our opinion, wider spreads made the return potential in this part of the market more attractive. The Fund’s position in MainStay Cushing Renaissance Advantage Fund, first established during the summer of 2014, was increased to a more meaningful size. In the wake of turbulence in crude oil pricing, however, we shifted exposure from the upstream to the midstream sector of the MLP market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund. We eliminated the Fund’s position in MainStay Marketfield Fund because of weak performance and substantial capital outflows.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

During the reporting period, the Underlying Equity Funds that provided the highest total returns were MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. At the other end of the spectrum, energy assets—specifically, MainStay Cushing Royalty Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay Cushing Renaissance Advantage Fund—had by far the worst performance, followed at some distance by MainStay Emerging Markets Opportunities Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

Because of position size and strong performance, the most significant contributions to return came from MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. Also as a result of position size and performance, MainStay Cushing Renaissance Advantage Fund and MainStay Emerging Market Opportunities Fund were the most substantial detractors from the Fund’s performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to push U.S. Treasury yields a touch lower across much of the yield curve.6 Indications of growing wage pressure and an impending “lift-off” from a near-zero interest rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Outside of emerging-market debt, which was particularly weak during the reporting period, there has been relatively little dispersion of returns across fixed-income sectors. Investment-grade bonds provided better returns than speculative-grade issues, and nominal bonds were better than inflation-indexed instruments, but the degree of difference in both cases was relatively small.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Short Duration High Yield Fund made a modest contribution to performance, as did MainStay Floating Rate Fund. MainStay Unconstrained Bond Fund provided particularly weak performance, while MainStay Total Return Bond Fund and a cash vehicle added basically nothing without actually lowering performance perceptibly.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

25

Portfolio of Investments October 31, 2015

	Shares	Value
Affiliated Investment Companies 96.8%†
Equity Funds 62.8%
MainStay Cushing MLP Premier Fund Class I	249,356	$4,084,465
MainStay Cushing Renaissance Advantage Fund Class I (a)	886,780	16,910,886
MainStay Emerging Markets Opportunities Fund Class I (a)	2,529,767	21,578,916
MainStay Epoch Global Choice Fund Class I (a)	1,073,177	20,723,041
MainStay Epoch U.S. All Cap Fund Class I	849,563	24,654,315
MainStay ICAP Equity Fund Class I	719,608	36,858,318
MainStay ICAP International Fund Class I	1,021,273	32,987,119
MainStay International Equity Fund Class I (a)	885,276	12,030,906
MainStay International Opportunities Fund Class I (a)	3,671,722	30,915,896
MainStay Large Cap Growth Fund Class I	3,477,590	38,775,133
MainStay MAP Fund Class I (a)	1,327,612	58,879,587
MainStay S&P 500 Index Fund Class I	511,009	24,942,358
MainStay U.S. Equity Opportunities Fund Class I (a)	6,975,722	62,781,501
MainStay U.S. Small Cap Fund Class I (a)	1,463,465	39,542,837

Total Equity Funds (Cost $353,888,241)		425,665,278

Fixed Income Funds 34.0%
MainStay Floating Rate Fund Class I	2,417,931	22,148,252
MainStay High Yield Corporate Bond Fund Class I	3,017,204	16,835,996
MainStay Indexed Bond Fund Class I	880,600	9,686,600
MainStay Short Duration High Yield Fund Class I (a)	2,180,783	21,306,250
MainStay Total Return Bond Fund Class I (a)	13,405,135	140,217,714
MainStay Unconstrained Bond Fund Class I	2,274,321	19,832,076

Total Fixed Income Funds (Cost $232,961,273)		230,026,888

Total Affiliated Investment Companies (Cost $586,849,514)		655,692,166

	Principal Amount	Value
Short-Term Investment 3.3%
Repurchase Agreement 3.3%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $22,430,038 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.70% and a maturity date of 2/26/20, with a Principal Amount of $22,815,000 and a Market Value of $22,878,882)	$22,430,038	$22,430,038

Total Short-Term Investment (Cost $22,430,038)		22,430,038

Total Investments (Cost $609,279,552) (b)	100.1%	678,122,204
Other Assets, Less Liabilities	(0.1)	(433,205)
Net Assets	100.0%	$677,688,999

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2015, cost was $616,812,236 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$71,822,906
Gross unrealized depreciation	(10,512,938)

Net unrealized appreciation	$61,309,968

26	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$425,665,278	$—	$—	$425,665,278
Fixed Income Funds	230,026,888	—	—	230,026,888
Short-Term Investment
Repurchase Agreement	—	22,430,038	—	22,430,038

Total Investments in Securities	$655,692,166	$22,430,038	$—	$678,122,204

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $586,849,514)	$655,692,166
Repurchase agreement, at value (identified cost $22,430,038)	22,430,038
Receivables:
Fund shares sold	446,093
Other assets	32,944

Total assets	678,601,241

Liabilities
Due to custodian	244,117
Payables:
NYLIFE Distributors (See Note 3)	233,706
Fund shares redeemed	216,047
Transfer agent (See Note 3)	148,410
Shareholder communication	42,770
Professional fees	17,939
Trustees	1,629
Custodian	1,142
Accrued expenses	6,482

Total liabilities	912,242

Net assets	$677,688,999

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,056
Additional paid-in capital	592,051,609

592,102,665
Undistributed net investment income	4,470,508
Accumulated net realized gain (loss) on investments	12,273,174
Net unrealized appreciation (depreciation) on investments	68,842,652

Net assets	$677,688,999

Class A
Net assets applicable to outstanding shares	$353,841,098

Shares of beneficial interest outstanding	26,559,234

Net asset value per share outstanding	$13.32
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share outstanding	$14.10

Investor Class
Net assets applicable to outstanding shares	$158,390,456

Shares of beneficial interest outstanding	11,900,543

Net asset value per share outstanding	$13.31
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$14.08

Class B
Net assets applicable to outstanding shares	$80,474,409

Shares of beneficial interest outstanding	6,137,432

Net asset value and offering price per share outstanding	$13.11

Class C
Net assets applicable to outstanding shares	$71,281,278

Shares of beneficial interest outstanding	5,437,818

Net asset value and offering price per share outstanding	$13.11

Class I
Net assets applicable to outstanding shares	$13,701,758

Shares of beneficial interest outstanding	1,021,423

Net asset value and offering price per share outstanding	$13.41

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$13,743,360

Expenses
Distribution/Service—Class A (See Note 3)	885,661
Distribution/Service—Investor Class (See Note 3)	384,224
Distribution/Service—Class B (See Note 3)	852,749
Distribution/Service—Class C (See Note 3)	707,993
Transfer agent (See Note 3)	843,941
Shareholder communication	124,719
Registration	108,363
Professional fees	58,115
Custodian	16,026
Trustees	13,321
Miscellaneous	19,131

Total expenses	4,014,243

Net investment income (loss)	9,729,117

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,564,016)
Realized capital gain distributions from affiliated investment companies	25,147,927

Net realized gain (loss) on investments and investments from affiliated investment companies	23,583,911

Net change in unrealized appreciation (depreciation) on investments	(31,477,894)

Net realized and unrealized gain (loss) on investments	(7,893,983)

Net increase (decrease) in net assets resulting from operations	$1,835,134

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,729,117	$6,881,059
Net realized gain (loss) on investments and investments from affiliated investment companies	23,583,911	35,567,066
Net change in unrealized appreciation (depreciation) on investments	(31,477,894)	(215,293)

Net increase (decrease) in net assets resulting from operations	1,835,134	42,232,832

Dividends and distributions to shareholders:
From net investment income:
Class A	(7,379,934)	(6,674,929)
Investor Class	(2,953,065)	(2,675,979)
Class B	(1,104,091)	(1,209,039)
Class C	(888,863)	(793,200)
Class I	(313,624)	(297,284)

	(12,639,577)	(11,650,431)

From net realized gain on investments:
Class A	(15,672,095)	(8,665,732)
Investor Class	(6,770,515)	(3,762,486)
Class B	(4,007,061)	(2,581,361)
Class C	(3,208,861)	(1,674,065)
Class I	(599,775)	(351,537)

	(30,258,307)	(17,035,181)

Total dividends and distributions to shareholders	(42,897,884)	(28,685,612)

Capital share transactions:
Net proceeds from sale of shares	130,821,433	134,381,611
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	42,261,785	28,363,116
Cost of shares redeemed	(107,927,674)	(92,185,372)

Increase (decrease) in net assets derived from capital share transactions	65,155,544	70,559,355

Net increase (decrease) in net assets	24,092,794	84,106,575

Net Assets
Beginning of year	653,596,205	569,489,630

End of year	$677,688,999	$653,596,205

Undistributed net investment income at end of year	$4,470,508	$3,996,723

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$14.19	$13.90	$11.97	$11.06	$10.87

Net investment income (loss) (a)	0.23	0.19	0.21	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.15)	0.82	2.00	0.93	0.22

Total from investment operations	0.08	1.01	2.21	1.13	0.42

Less dividends and distributions:
From net investment income	(0.30)	(0.31)	(0.28)	(0.22)	(0.23)
From net realized gain on investments	(0.65)	(0.41)	—	—	—

Total dividends and distributions	(0.95)	(0.72)	(0.28)	(0.22)	(0.23)

Net asset value at end of year	$13.32	$14.19	$13.90	$11.97	$11.06

Total investment return (b)	0.59%	7.47%	18.88%	10.43%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	1.36%	1.62%	1.75%	1.79%
Net expenses (c)	0.35%	0.34%	0.35%	0.35%	0.36%
Portfolio turnover rate	39%	47%	49%	64%	60%
Net assets at end of year (in 000’s)	$353,841	$339,189	$288,920	$229,051	$207,282

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$14.17	$13.89	$11.96	$11.06	$10.86

Net investment income (loss) (a)	0.21	0.17	0.18	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.14)	0.81	2.01	0.93	0.23

Total from investment operations	0.07	0.98	2.19	1.11	0.41

Less dividends and distributions:
From net investment income	(0.28)	(0.29)	(0.26)	(0.21)	(0.21)
From net realized gain on investments	(0.65)	(0.41)	—	—	—

Total dividends and distributions	(0.93)	(0.70)	(0.26)	(0.21)	(0.21)

Net asset value at end of year	$13.31	$14.17	$13.89	$11.96	$11.06

Total investment return (b)	0.50%	7.22%	18.68%	10.19%	3.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	1.22%	1.42%	1.57%	1.65%
Net expenses (c)	0.52%	0.51%	0.53%	0.53%	0.50%
Expenses (before waiver/reimbursement) (c)	0.52%	0.51%	0.53%	0.54%	0.56%
Portfolio turnover rate	39%	47%	49%	64%	60%
Net assets at end of year (in 000’s)	$158,390	$146,793	$128,403	$102,910	$90,248

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.97	$13.70	$11.81	$10.91	$10.72

Net investment income (loss) (a)	0.11	0.07	0.09	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.14)	0.80	1.97	0.92	0.22

Total from investment operations	(0.03)	0.87	2.06	1.02	0.32

Less dividends and distributions:
From net investment income	(0.18)	(0.19)	(0.17)	(0.12)	(0.13)
From net realized gain on investments	(0.65)	(0.41)	—	—	—

Total dividends and distributions	(0.83)	(0.60)	(0.17)	(0.12)	(0.13)

Net asset value at end of year	$13.11	$13.97	$13.70	$11.81	$10.91

Total investment return (b)	(0.27%)	6.48%	17.70%	9.47%	2.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.49%	0.71%	0.84%	0.90%
Net expenses (c)	1.27%	1.26%	1.28%	1.28%	1.25%
Expenses (before waiver/reimbursement) (c)	1.27%	1.26%	1.28%	1.29%	1.31%
Portfolio turnover rate	39%	47%	49%	64%	60%
Net assets at end of year (in 000’s)	$80,474	$88,007	$88,451	$77,807	$73,686

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$13.97	$13.70	$11.81	$10.91	$10.73

Net investment income (loss) (a)	0.10	0.06	0.09	0.09	0.10
Net realized and unrealized gain (loss) on investments	(0.13)	0.81	1.97	0.93	0.22

Total from investment operations	(0.03)	0.87	2.06	1.02	0.32

Less dividends and distributions:
From net investment income	(0.18)	(0.19)	(0.17)	(0.12)	(0.14)
From net realized gain on investments	(0.65)	(0.41)	—	—	—

Total dividends and distributions	(0.83)	(0.60)	(0.17)	(0.12)	(0.14)

Net asset value at end of year	$13.11	$13.97	$13.70	$11.81	$10.91

Total investment return (b)	(0.27%)	6.48%	17.70%	9.47%	2.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77%	0.45%	0.68%	0.83%	0.91%
Net expenses (c)	1.27%	1.26%	1.28%	1.28%	1.25%
Expenses (before waiver/reimbursement) (c)	1.27%	1.26%	1.28%	1.29%	1.31%
Portfolio turnover rate	39%	47%	49%	64%	60%
Net assets at end of year (in 000’s)	$71,281	$67,851	$55,464	$42,203	$39,531

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$14.28	$13.98	$12.04	$11.12	$10.92

Net investment income (loss) (a)	0.26	0.20	0.25	0.23	0.23
Net realized and unrealized gain (loss) on investments	(0.14)	0.85	2.00	0.94	0.22

Total from investment operations	0.12	1.05	2.25	1.17	0.45

Less dividends and distributions:
From net investment income	(0.34)	(0.34)	(0.31)	(0.25)	(0.25)
From net realized gain on investments	(0.65)	(0.41)	—	—	—

Total dividends and distributions	(0.99)	(0.75)	(0.31)	(0.25)	(0.25)

Net asset value at end of year	$13.41	$14.28	$13.98	$12.04	$11.12

Total investment return (b)	0.84%	7.74%	19.14%	10.75%	4.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	1.42%	1.93%	1.99%	2.05%
Net expenses (c)	0.10%	0.09%	0.10%	0.10%	0.11%
Portfolio turnover rate	39%	47%	49%	64%	60%
Net assets at end of year (in 000’s)	$13,702	$11,757	$8,251	$12,631	$9,972

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.73 0.81%	8.22 9.45%	5.80 6.40%	1.47 1.47%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.90 0.64	8.04 9.27	5.71 6.31	1.64 1.64
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.81 –0.08	8.18 8.47	5.51 5.51	2.39 2.39
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.02 –0.08	8.47 8.47	5.51 5.51	2.39 2.39
Class I Shares	No Sales Charge		1.05	9.73	6.72	1.22

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

34	MainStay Moderate Growth Allocation Fund

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	5.20%	14.33%	7.85%
MSCI EAFE® Index[5]	–0.07	4.81	4.05
Barclays U.S. Aggregate Bond Index[6]	1.96	3.03	4.72
Moderate Growth Allocation Composite Index[7]	3.67	10.52	6.80
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	0.95	8.11	5.68

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The Average Lipper Mixed-Asset Target Allocation Growth Fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$968.90	$1.84	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$968.20	$2.73	$1,022.40	$2.80

Class B Shares	$1,000.00	$964.50	$6.44	$1,018.70	$6.61

Class C Shares	$1,000.00	$964.50	$6.44	$1,018.70	$6.61

Class I Shares	$1,000.00	$969.90	$0.60	$1,024.60	$0.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.55% for Investor Class, 1.30% for Class B and Class C and 0.12% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

36	MainStay Moderate Growth Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 41 for specific holdings within these categories.

37

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 0.81% for Class A shares, 0.64% for Investor Class shares and –0.08% for Class B and Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 1.05%. For the 12 months ended October 31, 2015, all share classes underperformed the 5.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the –0.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2015, all share classes underperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index2 and the 3.67% return of the Moderate Growth Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Growth Allocation Composite Index are additional benchmarks of the Fund. Class I shares outperformed—and all other share classes underperformed—the 0.95% return of the average Lipper3 Mixed-Asset Target Allocation Growth Fund for the 12 months ended October 31, 2015. See page 34 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities and to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. During the reporting period, U.S. large cap stocks generally outperformed fixed-income securities and strongly outperformed international and emerging-market stocks.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes. The most significant factor influencing performance relative to this Index during the reporting period was the performance of the Underlying Funds. During the reporting period, contributions from individual Underlying Funds were mixed. (Contributions take weightings and total returns into account.) A few Underlying Funds, including MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund, detracted from the Fund’s relative performance, while others, including MainStay U.S. Equity Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay ICAP Equity Fund, helped the Fund’s relative performance.

Returns associated with the management of the Fund’s asset allocation policy were negative during the reporting period. We believed that the Fund’s overall blend of stocks and bonds was appropriate, but a bias toward small-cap stocks and significant allocations to Underlying Funds that invest in emerging-market equities detracted from the Fund’s relative performance. Positioning in the fixed-income portion of the Fund also hurt relative performance. In particular, our cautious stance on interest-rate risk during the reporting period steered us toward short-duration assets, which tended to provide lower returns than longer-maturity bonds as yields dropped modestly during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Active positioning in the Fund was restrained through much of the reporting period. Equity valuations have risen significantly in recent years and, in our opinion, no longer appear to offer much of a bargain. Further, we believe that a strong dollar and a likely rise in wage pressures may diminish profit margins in the quarters ahead, eroding earnings growth. In our opinion, the U.S. economy, driven by robust gains in personal consumption, appears relatively healthy and equities appear attractively positioned in relation to fixed-income alternatives. Since these influences balance one another out, we have maintained a position close to that of the Moderate Growth Allocation Composite Index for much of the reporting period. The global equity sell-off in August and September did provide an opportunity to add to the

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 35 for more information on this index.
3.	See footnote on page 35 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

38	MainStay Moderate Growth Allocation Fund

Fund’s equity positions, but because prices later recovered significantly, we began to reduce that exposure.

Weak returns within the equity portion of the Fund came from leaning toward small-cap stocks and emerging-market equities. We moved toward small-cap stocks because we believed that large-cap multinational companies would be vulnerable to weak consumption abroad and that they would be hurt by a strong U.S. dollar. Unfortunately, the performance of these companies during the reporting period implied otherwise. In our opinion, valuations among emerging-market equities looked very attractive during the reporting period vis-à-vis historical standards, and we believed that emerging-market companies would be primary beneficiaries should global growth stabilize and then reaccelerate.

In the fixed-income portion of the Fund, we maintained a shorter duration than that of the Barclays U.S. Aggregate Bond Index, as we have for several years. This positioning reflected our expectation that healthy levels of economic growth would render further monetary intervention inappropriate and would ultimately lead to upward pressure on wages and prices generally. During the reporting period, that view was not realized.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s allocations were fairly stable during the reporting period. One of the most consequential changes was an increase in the allocation to MainStay U.S. Small Cap Fund, driven by our desire to own stock in companies with significant exposure to domestic spending. That increase in exposure was sourced from a variety of large-cap equity Underlying Funds, including MainStay Epoch U.S. All Cap Fund and MainStay Large Cap Growth Fund. We also increased the Fund’s positions in MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund as credit spreads5 widened. In our opinion, wider spreads made the return potential in this part of the market more attractive. The Fund’s position in MainStay Cushing Renaissance Advantage Fund, first established during the summer of 2014, was increased to a more meaningful size. In the wake of turbulence in crude oil pricing, however, we shifted exposure from the upstream to the midstream sector of the MLP market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund. We eliminated the Fund’s position in MainStay Marketfield Fund because of weak performance and substantial capital outflows.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

During the reporting period, the Underlying Equity Funds that provided the highest total returns were MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. At the other end of the spectrum, energy assets—specifically, MainStay Cushing Royalty Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay Cushing Renaissance Advantage Fund—had by far the worst performance, followed at some distance by MainStay Emerging Markets Opportunities Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Equity Funds were particularly weak?

Because of position size and strong performance, the most significant contributions to return came from MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. Also as a result of position size and performance, MainStay Cushing Renaissance Advantage Fund and MainStay Emerging Market Opportunities Fund were the most substantial detractors from the Fund’s performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and weakening conditions in a few key developing nations combined to push U.S. Treasury yields a touch lower across much of the yield curve.6 Indications of growing wage pressure and an impending “lift-off” from a near-zero interest-rate policy in the United States may have the opposite effect at some point. Within credit, falling crude oil prices led to a significant widening of spreads in the energy sector, but contagion to other sectors was modest during the reporting period.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Outside of emerging-market debt, which was particularly weak during the reporting period, there has been relatively little dispersion of returns across fixed-income sectors. Investment-grade bonds provided better returns than speculative-grade issues, and nominal bonds were better than inflation-indexed instruments, but the degree of difference in both cases was relatively small.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

39

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Short Duration High Yield Fund made a modest contribution to performance, as did MainStay Floating Rate Fund. MainStay Unconstrained Bond Fund provided particularly weak performance, while MainStay Total Return Bond Fund and a cash vehicle added basically nothing without actually lowering performance perceptibly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

40	MainStay Moderate Growth Allocation Fund

Portfolio of Investments October 31, 2015

	Shares	Value
Affiliated Investment Companies 96.8%†
Equity Funds 82.6%
MainStay Cushing MLP Premier Fund Class I	239,444	$3,922,096
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,688,800	32,205,408
MainStay Emerging Markets Opportunities Fund Class I (a)	3,211,923	27,397,701
MainStay Epoch Global Choice Fund Class I (a)	1,034,471	19,975,641
MainStay Epoch U.S. All Cap Fund Class I	766,308	22,238,267
MainStay ICAP Equity Fund Class I	841,387	43,095,823
MainStay ICAP International Fund Class I	1,345,713	43,466,524
MainStay International Equity Fund Class I (a)	1,162,683	15,800,857
MainStay International Opportunities Fund Class I (a)	4,790,840	40,338,873
MainStay Large Cap Growth Fund Class I	4,290,007	47,833,575
MainStay MAP Fund Class I (a)	1,652,343	73,281,400
MainStay S&P 500 Index Fund Class I	539,163	26,316,524
MainStay U.S. Equity Opportunities Fund Class I (a)	8,954,176	80,587,587
MainStay U.S. Small Cap Fund Class I (a)	2,625,119	70,930,709

Total Equity Funds (Cost $447,046,227)		547,390,985

Fixed Income Funds 14.2%
MainStay Floating Rate Fund Class I	2,212,796	20,269,210
MainStay High Yield Corporate Bond Fund Class I	2,698,486	15,057,550
MainStay Short Duration High Yield Fund Class I (a)	2,105,693	20,572,621
MainStay Total Return Bond Fund Class I	1,765,189	18,463,877
MainStay Unconstrained Bond Fund Class I	2,228,135	19,429,337

Total Fixed Income Funds (Cost $94,394,048)		93,792,595

Total Affiliated Investment Companies (Cost $541,440,275)		641,183,580

	Principal Amount	Value
Short-Term Investment 3.3%
Repurchase Agreement 3.3%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $21,650,830 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.70% and a maturity date of 2/26/20, with a Principal Amount of $22,025,000 and a Market Value of $22,086,670)	$21,650,830	$21,650,830

Total Short-Term Investment (Cost $21,650,830)		21,650,830

Total Investments (Cost $563,091,105) (b)	100.1%	662,834,410
Other Assets, Less Liabilities	(0.1)	(340,120)
Net Assets	100.0%	$662,494,290

†	Percentages indicated are based on Fund net assets.
(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(b)	As of October 31, 2015, cost was $571,452,883 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$102,866,048
Gross unrealized depreciation	(11,484,521)

Net unrealized appreciation	$91,381,527

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Portfolio of Investments October 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$547,390,985	$—	$—	$547,390,985
Fixed Income Funds	93,792,595	—	—	93,792,595
Short-Term Investment
Repurchase Agreement	—	21,650,830	—	21,650,830

Total Investments in Securities	$641,183,580	$21,650,830	$—	$662,834,410

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $541,440,275)	$641,183,580
Repurchase agreement, at value (identified cost $21,650,830)	21,650,830
Receivables:
Fund shares sold	556,477
Other assets	30,016

Total assets	663,420,903

Liabilities
Due to custodian	69,507
Payables:
Fund shares redeemed	381,163
NYLIFE Distributors (See Note 3)	227,213
Transfer agent (See Note 3)	179,837
Shareholder communication	42,109
Professional fees	17,751
Trustees	1,569
Custodian	1,087
Accrued expenses	6,377

Total liabilities	926,613

Net assets	$662,494,290

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,415
Additional paid-in capital	544,801,343

544,846,758
Undistributed net investment income	1,384,100
Accumulated net realized gain (loss) on investments	16,520,127
Net unrealized appreciation (depreciation) on investments	99,743,305

Net assets	$662,494,290

Class A
Net assets applicable to outstanding shares	$301,459,205

Shares of beneficial interest outstanding	20,574,402

Net asset value per share outstanding	$14.65
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price per share outstanding	$15.50

Investor Class
Net assets applicable to outstanding shares	$207,598,089

Shares of beneficial interest outstanding	14,190,091

Net asset value per share outstanding	$14.63
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price per share outstanding	$15.48

Class B
Net assets applicable to outstanding shares	$92,999,631

Shares of beneficial interest outstanding	6,464,286

Net asset value and offering price per share outstanding	$14.39

Class C
Net assets applicable to outstanding shares	$52,869,680

Shares of beneficial interest outstanding	3,675,447

Net asset value and offering price per share outstanding	$14.38

Class I
Net assets applicable to outstanding shares	$7,567,685

Shares of beneficial interest outstanding	511,212

Net asset value and offering price per share outstanding	$14.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$11,073,878

Expenses
Distribution/Service—Class A (See Note 3)	748,031
Distribution/Service—Investor Class (See Note 3)	505,358
Distribution/Service—Class B (See Note 3)	1,007,483
Distribution/Service—Class C (See Note 3)	517,996
Transfer agent (See Note 3)	1,021,210
Shareholder communication	129,160
Registration	102,759
Professional fees	57,545
Custodian	14,824
Trustees	13,009
Miscellaneous	18,870

Total expenses	4,136,245

Net investment income (loss)	6,937,633

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	612,644
Realized capital gain distributions from affiliated investment companies	29,950,428

Net realized gain (loss) on investments and investments from affiliated investment companies	30,563,072

Net change in unrealized appreciation (depreciation) on investments	(34,414,664)

Net realized and unrealized gain (loss) on investments	(3,851,592)

Net increase (decrease) in net assets resulting from operations	$3,086,041

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,937,633	$2,883,640
Net realized gain (loss) on investments and investments from affiliated investment companies	30,563,072	37,997,048
Net change in unrealized appreciation (depreciation) on investments	(34,414,664)	5,898,605

Net increase (decrease) in net assets resulting from operations	3,086,041	46,779,293

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,212,552)	(4,808,848)
Investor Class	(3,209,079)	(3,093,008)
Class B	(938,450)	(1,237,635)
Class C	(457,341)	(477,960)
Class I	(182,559)	(53,892)

	(9,999,981)	(9,671,343)

From net realized gain on investments:
Class A	(12,359,123)	—
Investor Class	(8,376,946)	—
Class B	(4,501,731)	—
Class C	(2,188,114)	—
Class I	(382,429)	—

	(27,808,343)	—

Total dividends and distributions to shareholders	(37,808,324)	(9,671,343)

Capital share transactions:
Net proceeds from sale of shares	123,225,642	128,323,112
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	37,549,406	9,601,463
Cost of shares redeemed	(101,795,984)	(87,810,013)

Increase (decrease) in net assets derived from capital share transactions	58,979,064	50,114,562

Net increase (decrease) in net assets	24,256,781	87,222,512

Net Assets
Beginning of year	638,237,509	551,014,997

End of year	$662,494,290	$638,237,509

Undistributed net investment income at end of year	$1,384,100	$227,211

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.47	$14.54	$11.80	$10.82	$10.58

Net investment income (loss) (a)	0.19	0.11	0.14	0.13	0.13
Net realized and unrealized gain (loss) on investments	(0.07)	1.11	2.82	0.98	0.26

Total from investment operations	0.12	1.22	2.96	1.11	0.39

Less dividends and distributions:
From net investment income	(0.28)	(0.29)	(0.22)	(0.13)	(0.15)
From net realized gain on investments	(0.66)	—	—	—	—

Total dividends and distributions	(0.94)	(0.29)	(0.22)	(0.13)	(0.15)

Net asset value at end of year	$14.65	$15.47	$14.54	$11.80	$10.82

Total investment return (b)	0.81%	8.48%	25.50%	10.42%	3.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	0.74%	1.09%	1.16%	1.21%
Net expenses (c)	0.36%	0.35%	0.37%	0.37%	0.38%
Portfolio turnover rate	36%	45%	47%	62%	55%
Net assets at end of year (in 000’s)	$301,459	$283,404	$233,003	$174,089	$160,679

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.45	$14.52	$11.79	$10.81	$10.58

Net investment income (loss) (a)	0.17	0.09	0.12	0.11	0.12
Net realized and unrealized gain (loss) on investments	(0.08)	1.11	2.81	0.99	0.25

Total from investment operations	0.09	1.20	2.93	1.10	0.37

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.20)	(0.12)	(0.14)
From net realized gain on investments	(0.66)	—	—	—	—

Total dividends and distributions	(0.91)	(0.27)	(0.20)	(0.12)	(0.14)

Net asset value at end of year	$14.63	$15.45	$14.52	$11.79	$10.81

Total investment return (b)	0.64%	8.31%	25.22%	10.29%	3.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	0.61%	0.91%	1.00%	1.11%
Net expenses (c)	0.54%	0.52%	0.55%	0.53%	0.50%
Expenses (before waiver/reimbursement) (c)	0.54%	0.52%	0.55%	0.57%	0.58%
Portfolio turnover rate	36%	45%	47%	62%	55%
Net assets at end of year (in 000’s)	$207,598	$192,129	$168,045	$133,413	$121,733

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.20	$14.30	$11.61	$10.64	$10.42

Net investment income (loss) (a)	0.06	(0.02)	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.07)	1.09	2.78	0.98	0.24

Total from investment operations	(0.01)	1.07	2.80	1.01	0.28

Less dividends and distributions:
From net investment income	(0.14)	(0.17)	(0.11)	(0.04)	(0.06)
From net realized gain on investments	(0.66)	—	—	—	—

Total dividends and distributions	(0.80)	(0.17)	(0.11)	(0.04)	(0.06)

Net asset value at end of year	$14.39	$15.20	$14.30	$11.61	$10.64

Total investment return (b)	(0.08%)	7.49%	24.33%	9.38%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%	(0.12%)	0.19%	0.27%	0.36%
Net expenses (c)	1.29%	1.27%	1.30%	1.28%	1.25%
Expenses (before waiver/reimbursement) (c)	1.29%	1.27%	1.30%	1.32%	1.33%
Portfolio turnover rate	36%	45%	47%	62%	55%
Net assets at end of year (in 000’s)	$93,000	$105,839	$108,524	$92,620	$90,887

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.20	$14.30	$11.61	$10.64	$10.42

Net investment income (loss) (a)	0.05	(0.03)	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.07)	1.10	2.78	0.98	0.24

Total from investment operations	(0.02)	1.07	2.80	1.01	0.28

Less dividends and distributions:
From net investment income	(0.14)	(0.17)	(0.11)	(0.04)	(0.06)
From net realized gain on investments	(0.66)	—	—	—	—

Total dividends and distributions	(0.80)	(0.17)	(0.11)	(0.04)	(0.06)

Net asset value at end of year	$14.38	$15.20	$14.30	$11.61	$10.64

Total investment return (b)	(0.08%)	7.50%	24.33%	9.37%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%	(0.17%)	0.15%	0.25%	0.36%
Net expenses (c)	1.29%	1.27%	1.30%	1.28%	1.25%
Expenses (before waiver/reimbursement) (c)	1.29%	1.27%	1.30%	1.32%	1.33%
Portfolio turnover rate	36%	45%	47%	62%	55%
Net assets at end of year (in 000’s)	$52,870	$49,817	$39,329	$28,725	$26,065

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.62	$14.67	$11.91	$10.91	$10.67

Net investment income (loss) (a)	0.22	0.12	0.16	0.16	0.18
Net realized and unrealized gain (loss) on investments	(0.06)	1.15	2.85	1.00	0.23

Total from investment operations	0.16	1.27	3.01	1.16	0.41

Less dividends and distributions:
From net investment income	(0.32)	(0.32)	(0.25)	(0.16)	(0.17)
From net realized gain on investments	(0.66)	—	—	—	—

Total dividends and distributions	(0.98)	(0.32)	(0.25)	(0.16)	(0.17)

Net asset value at end of year	$14.80	$15.62	$14.67	$11.91	$10.91

Total investment return (b)	1.05%	8.78%	25.74%	10.70%	3.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%	0.82%	1.24%	1.42%	1.64%
Net expenses (c)	0.11%	0.10%	0.12%	0.12%	0.13%
Portfolio turnover rate	36%	45%	47%	62%	55%
Net assets at end of year (in 000’s)	$7,568	$7,048	$2,114	$1,321	$1,096

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.16 0.36%	9.05 10.29%	5.58 6.18%	1.61 1.61%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.32 0.19	8.90 10.14	5.51 6.10	1.78 1.78
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–5.37 –0.57	9.06 9.34	5.31 5.31	2.53 2.53
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.47 –0.51	9.36 9.36	5.34 5.34	2.53 2.53
Class I Shares	No Sales Charge		0.60	10.61	6.51	1.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

49

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	5.20%	14.33%	7.85%
MSCI EAFE® Index[5]	–0.07	4.81	4.05
Growth Allocation Composite Index[6]	3.90	12.21	7.04
Average Lipper Mixed-Asset Target Allocation Aggressive Growth Fund[7]	0.73	8.89	5.36

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation

Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Mixed-Asset Target Allocation Aggressive Growth Fund is representative of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$959.40	$2.02	$1,023.10	$2.09

Investor Class Shares	$1,000.00	$958.70	$2.72	$1,022.40	$2.80

Class B Shares	$1,000.00	$955.20	$6.41	$1,018.70	$6.61

Class C Shares	$1,000.00	$955.90	$6.41	$1,018.70	$6.61

Class I Shares	$1,000.00	$961.10	$0.79	$1,024.40	$0.82

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.41% for Class A, 0.55% for Investor Class, 1.30% for Class B and Class C and 0.16% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

51

Investment Objectives of Underlying Funds as of October 31, 2015 (Unaudited)

See Portfolio of Investments on page 55 for specific holdings within these categories.

52	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Growth Allocation Fund returned 0.36% for Class A shares, 0.19% for Investor Class shares, –0.57% for Class B shares and –0.51% Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 0.60%. For the 12 months ended October 31, 2015, all share classes underperformed the 5.20% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the –0.07% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2015, all share classes underperformed the 3.90% return of the Growth Allocation Composite Index,2 which is an additional benchmark of the Fund. Over the same period, all share classes underperformed the 0.73% return of the Average Lipper3 Mixed-Asset Target Allocation Aggressive Growth Fund. See page 49 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. During the reporting period, U.S. large-cap stocks strongly outperformed international and emerging-market stocks.

The Growth Allocation Composite Index reflects a broader mix of asset classes. The most significant factor influencing performance relative to this Index during the reporting period was the performance of the Underlying Funds. During the reporting period, contributions from individual Underlying Funds were generally positive. (Contributions take weightings and total returns into account.) Some noteworthy contributors included MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund and MainStay Large Cap Growth Fund.

Returns associated with the management of the Fund’s asset allocation policy were negative during the reporting period. A bias toward small-cap stocks and significant allocations to

Underlying Funds that invest in emerging-market equities detracted from the Fund’s relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Weak returns within the Fund came from leaning toward small-cap stocks and emerging-market equities. We moved toward small-cap stocks because we believed that large-cap multinational companies would be vulnerable to weak consumption abroad and that they would be hurt by a strong U.S. dollar. Unfortunately, the performance of these companies during the reporting period implied otherwise. In our opinion, valuations among emerging-market equities looked very attractive during the reporting period vis-à-vis historical standards, and we believed that emerging-market companies would be primary beneficiaries should global growth stabilize and then reaccelerate.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s allocations were fairly stable during the reporting period. One of the more consequential changes was an increase in the allocation to MainStay U.S. Small Cap Fund, driven by our desire to own stock in companies with significant exposure to domestic spending. That increase in exposure was sourced from a variety of large-cap equity Underlying Funds, The Fund’s position in MainStay Cushing Renaissance Advantage Fund, first established during the summer of 2014, was increased to a more meaningful size. In the wake of turbulence in crude oil pricing, however, we shifted exposure from the upstream to the midstream sector of the MLP market by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund. We eliminated the Fund’s position in MainStay Marketfield Fund because of weak performance and substantial capital outflows.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 50 for more information on this index.
3.	See footnote on page 50 for more information on Lipper Inc.

53

During the reporting period, which Underlying Funds had the highest total returns and which Underlying Funds had the lowest total returns?

During the reporting period, the Underlying Funds that provided the highest total returns were MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. At the other end of the spectrum, energy assets—specifically, MainStay Cushing Royalty Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay Cushing Renaissance Advantage Fund—had by far the worst performance, followed at some distance by MainStay Emerging Markets Opportunities Fund.

Which Underlying Funds were the strongest contributors to the Fund’s absolute performance, and which Underlying Funds were particularly weak?

Because of position size and strong performance, the most significant contributions to return came from MainStay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. Also as a result of position size and performance, MainStay Cushing Renaissance Advantage Fund and MainStay Emerging Market Opportunities Fund were the most substantial detractors from the Fund’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

54	MainStay Growth Allocation Fund

Portfolio of Investments October 31, 2015

	Shares	Value
Affiliated Investment Companies 100.1% †
Equity Funds 100.1%
MainStay Cushing MLP Premier Fund Class I	122,434	$2,005,470
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,340,606	25,565,357
MainStay Emerging Markets Opportunities Fund Class I (a)	1,906,293	16,260,678
MainStay Epoch Global Choice Fund Class I	518,653	10,015,193
MainStay Epoch U.S. All Cap Fund Class I	544,752	15,808,705
MainStay ICAP Equity Fund Class I	549,002	28,119,887
MainStay ICAP International Fund Class I	786,690	25,410,079
MainStay International Equity Fund Class I	669,105	9,093,142
MainStay International Opportunities Fund Class I	2,837,818	23,894,428
MainStay Large Cap Growth Fund Class I	2,697,204	30,073,820
MainStay MAP Fund Class I	1,038,524	46,058,540
MainStay S&P 500 Index Fund Class I	205,741	10,042,242
MainStay U.S. Equity Opportunities Fund Class I (a)	5,507,494	49,567,444
MainStay U.S. Small Cap Fund Class I (a)	1,625,382	43,917,815

Total Equity Funds (Cost $274,304,263)		335,832,800

Total Affiliated Investment Companies (Cost $274,304,263)		335,832,800

Total Investments (Cost $274,304,263) (b)	100.1%	335,832,800
Other Assets, Less Liabilities	(0.1)	(304,705)
Net Assets	100.0%	$335,528,095
†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2015, cost was $280,267,577 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$61,538,268
Gross unrealized depreciation	(5,973,045)

Net unrealized appreciation	$55,565,223

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$335,832,800	$—	$—	$335,832,800

Total Investments in Securities	$335,832,800	$—	$—	$335,832,800

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	55

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in affiliated investment companies, at value (identified cost $274,304,263)	$335,832,800
Receivables:
Fund shares sold	341,394
Manager (See Note 3)	6,224
Other assets	24,901

Total assets	336,205,319

Liabilities
Due to custodian	170,755
Payables:
Fund shares redeemed	237,749
NYLIFE Distributors (See Note 3)	117,681
Transfer agent (See Note 3)	107,958
Shareholder communication	21,872
Professional fees	14,643
Custodian	914
Trustees	785
Accrued expenses	4,867

Total liabilities	677,224

Net assets	$335,528,095

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,005
Additional paid-in capital	265,695,855

265,717,860
Distributions in excess of net investment income	(286,447)
Accumulated net realized gain (loss) on investments	8,568,145
Net unrealized appreciation (depreciation) on investments	61,528,537

Net assets	$335,528,095

Class A
Net assets applicable to outstanding shares	$133,089,348

Shares of beneficial interest outstanding	8,665,426

Net asset value per share outstanding	$15.36
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price per share outstanding	$16.25

Investor Class
Net assets applicable to outstanding shares	$119,362,478

Shares of beneficial interest outstanding	7,785,982

Net asset value per share outstanding	$15.33
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price per share outstanding	$16.22

Class B
Net assets applicable to outstanding shares	$53,265,128

Shares of beneficial interest outstanding	3,569,501

Net asset value and offering price per share outstanding	$14.92

Class C
Net assets applicable to outstanding shares	$25,840,740

Shares of beneficial interest outstanding	1,729,132

Net asset value and offering price per share outstanding	$14.94

Class I
Net assets applicable to outstanding shares	$3,970,401

Shares of beneficial interest outstanding	254,903

Net asset value and offering price per share outstanding	$15.58

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,369,423

Expenses
Distribution/Service—Class A (See Note 3)	334,329
Distribution/Service—Investor Class (See Note 3)	291,072
Distribution/Service—Class B (See Note 3)	574,323
Distribution/Service—Class C (See Note 3)	246,877
Transfer agent (See Note 3)	609,711
Registration	86,626
Shareholder communication	71,147
Professional fees	44,176
Custodian	7,895
Trustees	6,595
Miscellaneous	12,736

Total expenses before waiver/reimbursement	2,285,487
Expense waiver/reimbursement from Manager (See Note 3)	(41,696)

Net expenses	2,243,791

Net investment income (loss)	2,125,632

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(52,871)
Realized capital gain distributions from affiliated investment companies	18,420,587

Net realized gain (loss) on investments and investments from affiliated investment companies	18,367,716

Net change in unrealized appreciation (depreciation) on investments	(20,364,119)

Net realized and unrealized gain (loss) on investments	(1,996,403)

Net increase (decrease) in net assets resulting from operations	$129,229

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,125,632	$(84,129)
Net realized gain (loss) on investments and investments from affiliated investment companies	18,367,716	22,234,172
Net change in unrealized appreciation (depreciation) on investments	(20,364,119)	4,793,416

Net increase (decrease) in net assets resulting from operations	129,229	26,943,459

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,090,152)	(1,862,841)
Investor Class	(1,644,320)	(1,558,779)
Class B	(430,912)	(548,412)
Class C	(172,392)	(177,882)
Class I	(61,391)	(50,823)

	(4,399,167)	(4,198,737)

From net realized gain on investments:
Class A	(3,665,157)	—
Investor Class	(3,204,729)	—
Class B	(1,697,749)	—
Class C	(678,971)	—
Class I	(93,804)	—

	(9,340,410)	—

Total dividends and distributions to shareholders	(13,739,577)	(4,198,737)

Capital share transactions:
Net proceeds from sale of shares	62,054,952	59,853,120
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,597,289	4,155,349
Cost of shares redeemed	(52,592,293)	(47,298,480)

Increase (decrease) in net assets derived from capital share transactions	23,059,948	16,709,989

Net increase (decrease) in net assets	9,449,600	39,454,711

Net Assets
Beginning of year	326,078,495	286,623,784

End of year	$335,528,095	$326,078,495

Distributions in excess of net investment income at end of year	$(286,447)	$(641,393)

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$16.01	$14.86	$11.55	$10.50	$10.22

Net investment income (loss) (a)	0.14	0.04	0.07	0.05	0.06
Net realized and unrealized gain (loss) on investments	(0.08)	1.36	3.38	1.04	0.27

Total from investment operations	0.06	1.40	3.45	1.09	0.33

Less dividends and distributions:
From net investment income	(0.26)	(0.25)	(0.14)	(0.04)	(0.05)
From net realized gain on investments	(0.45)	—	—	—	—

Total dividends and distributions	(0.71)	(0.25)	(0.14)	(0.04)	(0.05)

Net asset value at end of year	$15.36	$16.01	$14.86	$11.55	$10.50

Total investment return (b)	0.36%	9.53%	30.22%	10.43%	3.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%	0.24%	0.54%	0.44%	0.55%
Net expenses (c)	0.40%	0.39%	0.41%	0.42%	0.44%
Portfolio turnover rate	32%	37%	33%	47%	53%
Net assets at end of year (in 000’s)	$133,089	$127,986	$105,462	$77,775	$70,127

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.98	$14.84	$11.54	$10.49	$10.22

Net investment income (loss) (a)	0.12	0.02	0.05	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.09)	1.35	3.38	1.04	0.27

Total from investment operations	0.03	1.37	3.43	1.08	0.32

Less dividends and distributions:
From net investment income	(0.23)	(0.23)	(0.13)	(0.03)	(0.05)
From net realized gain on investments	(0.45)	—	—	—	—

Total dividends and distributions	(0.68)	(0.23)	(0.13)	(0.03)	(0.05)

Net asset value at end of year	$15.33	$15.98	$14.84	$11.54	$10.49

Total investment return (b)	0.19%	9.33%	30.01%	10.37%	3.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%	0.12%	0.40%	0.35%	0.50%
Net expenses (c)	0.55%	0.55%	0.55%	0.53%	0.50%
Expenses (before waiver/reimbursement) (c)	0.57%	0.56%	0.60%	0.63%	0.65%
Portfolio turnover rate	32%	37%	33%	47%	53%
Net assets at end of year (in 000’s)	$119,362	$112,122	$98,827	$76,323	$71,730

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012		2011
Net asset value at beginning of year	$15.57	$14.47	$11.25	$10.27		$10.03

Net investment income (loss) (a)	0.01	(0.09)	(0.04)	(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.10)	1.32	3.30	1.02		0.26

Total from investment operations	(0.09)	1.23	3.26	0.98		0.24

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	(0.04)	—		—
From net realized gain on investments	(0.45)	—	—	—		—

Total dividends and distributions	(0.56)	(0.13)	(0.04)	—		—

Net asset value at end of year	$14.92	$15.57	$14.47	$11.25		$10.27

Total investment return (b)	(0.57%)	8.55%	29.10%	9.54	% (c)	2.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	(0.61%)	(0.32%)	(0.38%)		(0.23%)
Net expenses (d)	1.30%	1.30%	1.30%	1.28%		1.25%
Expenses (before waiver/reimbursement) (d)	1.32%	1.31%	1.35%	1.38%		1.40%
Portfolio turnover rate	32%	37%	33%	47%		53%
Net assets at end of year (in 000’s)	$53,265	$59,583	$60,627	$49,650		$49,874

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.59	$14.49	$11.27	$10.29	$10.04

Net investment income (loss) (a)	(0.01)	(0.10)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.08)	1.33	3.31	1.03	0.28

Total from investment operations	(0.09)	1.23	3.26	0.98	0.25

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	(0.04)	—	—
From net realized gain on investments	(0.45)	—	—	—	—

Total dividends and distributions	(0.56)	(0.13)	(0.04)	—	—

Net asset value at end of year	$14.94	$15.59	$14.49	$11.27	$10.29

Total investment return (b)	(0.51%)	8.54%	29.04%	9.52%	2.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04%)	(0.66%)	(0.37%)	(0.42%)	(0.27%)
Net expenses (c)	1.30%	1.30%	1.30%	1.28%	1.25%
Expenses (before waiver/reimbursement) (c)	1.32%	1.31%	1.35%	1.38%	1.40%
Portfolio turnover rate	32%	37%	33%	47%	53%
Net assets at end of year (in 000’s)	$25,841	$22,767	$19,043	$13,557	$12,484

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$16.23	$15.05	$11.69	$10.62	$10.33

Net investment income (loss) (a)	0.18	0.08	0.10	0.07	0.09
Net realized and unrealized gain (loss) on investments	(0.08)	1.39	3.43	1.07	0.28

Total from investment operations	0.10	1.47	3.53	1.14	0.37

Less dividends and distributions:
From net investment income	(0.30)	(0.29)	(0.17)	(0.07)	(0.08)
From net realized gain on investments	(0.45)	—	—	—	—

Total dividends and distributions	(0.75)	(0.29)	(0.17)	(0.07)	(0.08)

Net asset value at end of year	$15.58	$16.23	$15.05	$11.69	$10.62

Total investment return (b)	0.60%	9.84%	30.49%	10.89%	3.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	0.52%	0.75%	0.63%	0.84%
Net expenses (c)	0.15%	0.14%	0.16%	0.17%	0.19%
Portfolio turnover rate	32%	37%	33%	47%	53%
Net assets at end of year (in 000’s)	$3,970	$3,621	$2,665	$1,820	$1,539

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund.

The Allocation Funds each currently offer five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Allocation Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Allocation Fund.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

62	MainStay Asset Allocation Funds

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of each Allocation Fund’s assets and liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements to earn income. The Allocation Funds may enter

63

Notes to Financial Statements (continued)

into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the seller secured by the securities transferred to the respective Allocation Fund.

When the Allocation Funds invest in repurchase agreements, the Allocation Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Allocation Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Class A	Investor Class	Class B	Class C	Class I
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25

These agreements will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments waived fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$—
MainStay Moderate Allocation Fund	—
MainStay Moderate Growth Allocation Fund	—
MainStay Growth Allocation Fund	41,696

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual

64	MainStay Asset Allocation Funds

rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Conservative Allocation Fund
Class A	$121,484
Investor Class	46,094

MainStay Moderate Allocation Fund
Class A	$174,840
Investor Class	104,553

MainStay Moderate Growth Allocation Fund
Class A	$143,340
Investor Class	147,365

MainStay Growth Allocation Fund
Class A	$59,345
Investor Class	79,384

During the year ended October 31, 2015, the Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay Conservative Allocation Fund
Class A	$49,646
Investor Class	111
Class B	63,061
Class C	16,274

MainStay Moderate Allocation Fund
Class A	$140
Class B	124,004
Class C	14,623

MainStay Moderate Growth Allocation Fund
Class A	$1,164
Class B	159,497
Class C	10,069

MainStay Growth Allocation Fund
Class A	$728
Investor Class	41
Class B	84,933
Class C	6,603

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund
Class A	$123,746
Investor Class	128,102
Class B	72,385
Class C	144,342
Class I	7,966

MainStay Moderate Allocation Fund
Class A	$170,390
Investor Class	331,142
Class B	183,482
Class C	152,533
Class I	6,394

MainStay Moderate Growth Allocation Fund
Class A	$181,733
Investor Class	475,739
Class B	236,592
Class C	121,925
Class I	5,221

MainStay Growth Allocation Fund
Class A	$104,732
Investor Class	294,508
Class B	145,027
Class C	62,510
Class I	2,934

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

65

Notes to Financial Statements (continued)

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2015, purchases and sales transactions, income earned from investments and percentage of outstanding shares of Affiliated Investment Companies were as follows:

MainStay Conservative Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Cushing MLP Premier Fund Class I	$—	$3,912	$(384)	$150	$—	$2,860	0.6
MainStay Cushing Renaissance Advantage Fund Class I	6,325	13,507	(2,797)	310	—	14,544	10.2
MainStay Cushing Royalty Energy Income Fund Class I	3,374	1,258	(3,072)	64	—	—	—
MainStay Emerging Markets Opportunities Fund Class I	10,959	6,794	(5,885)	316	51	9,669	7.9
MainStay Epoch Global Choice Fund Class I	13,306	3,065	(1,702)	92	830	14,105	6.0
MainStay Epoch U.S. All Cap Fund Class I	19,225	4,983	(16,616)	162	1,500	6,781	1.0
MainStay Floating Rate Fund Class I	22,700	6,362	(1,968)	965	—	26,355	3.2
MainStay High Yield Corporate Bond Fund Class I	11,767	7,991	(1,803)	969	—	17,106	0.4
MainStay ICAP Equity Fund Class I	18,525	4,482	(9,826)	255	1,088	12,590	1.4
MainStay ICAP International Fund Class I	16,776	6,694	(7,869)	400	—	14,599	0.8
MainStay Indexed Bond Fund Class I	61,189	28,636	(24,444)	1,787	180	64,494	26.4
MainStay International Equity Fund Class I	5,673	1,774	(2,309)	42	—	5,275	2.4
MainStay International Opportunities Fund Class I	13,320	5,833	(4,927)	224	327	13,627	2.5
MainStay Large Cap Growth Fund Class I	19,564	5,769	(11,587)	—	1,692	13,285	0.1
MainStay MAP Fund Class I	23,040	7,314	(5,398)	339	1,591	23,595	2.1
MainStay Marketfield Fund Class I	8,663	535	(8,638)	—	—	—	—
MainStay S&P 500 Index Fund Class I	7,813	40,611	(35,595)	53	7	14,090	1.0
MainStay Short Duration High Yield Fund Class I	16,080	6,429	(2,022)	950	14	20,027	5.1
MainStay Total Return Bond Fund Class I	100,760	18,405	(10,540)	3,212	397	104,888	10.3
MainStay Unconstrained Bond Fund Class I	17,379	2,062	(4,947)	611	—	13,457	1.1
MainStay U.S. Equity Opportunities Fund Class I	21,032	10,834	(6,352)	—	2,974	25,211	3.8
MainStay U.S. Small Cap Fund Class I	8,998	21,707	(5,277)	36	—	25,273	7.9

Total	$426,468	$208,957	$(173,958)	$10,937	$10,651	$441,831

MainStay Moderate Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Cushing MLP Premier Fund Class I	$—	$5,273	$(196)	$221	$—	$4,084	0.8
MainStay Cushing Renaissance Advantage Fund Class I	10,172	14,404	(4,202)	406	—	16,911	11.9
MainStay Cushing Royalty Energy Income Fund Class I	4,011	2,205	(4,161)	86	—	—	—
MainStay Emerging Markets Opportunities Fund Class I	22,999	10,885	(7,745)	681	109	21,579	17.7
MainStay Epoch Global Choice Fund Class I	19,597	3,462	(1,425)	139	1,250	20,723	8.8
MainStay Epoch U.S. All Cap Fund Class I	46,415	5,629	(25,332)	405	3,748	24,654	3.8
MainStay Floating Rate Fund Class I	18,290	6,690	(2,228)	801	—	22,148	2.7
MainStay High Yield Corporate Bond Fund Class I	9,780	11,926	(4,148)	875	—	16,836	0.4
MainStay ICAP Equity Fund Class I	43,353	8,569	(12,887)	757	3,156	36,858	4.1
MainStay ICAP International Fund Class I	36,758	10,005	(11,414)	973	—	32,987	1.9
MainStay Indexed Bond Fund Class I	6,211	31,150	(27,395)	452	18	9,687	4.00
MainStay International Equity Fund Class I	12,464	2,303	(3,043)	99	—	12,031	5.40
MainStay International Opportunities Fund Class I	29,366	8,842	(5,851)	543	792	30,916	5.6
MainStay Large Cap Growth Fund Class I	49,587	13,198	(23,347)	—	4,034	38,775	0.3
MainStay MAP Fund Class I	56,336	15,772	(9,487)	863	4,048	58,880	5.3
MainStay Marketfield Fund Class I	12,661	798	(12,613)	—	—	—	—
MainStay S&P 500 Index Fund Class I	15,291	59,426	(51,833)	127	16	24,942	1.8
MainStay Short Duration High Yield Fund Class I	15,393	8,349	(1,940)	1,023	15	21,306	5.5
MainStay Total Return Bond Fund Class I	132,432	33,236	(20,383)	4,325	533	140,218	13.7
MainStay Unconstrained Bond Fund Class I	25,797	3,450	(7,859)	916	—	19,832	1.6
MainStay U.S. Equity Opportunities Fund Class I	49,701	21,583	(7,470)	—	7,429	62,782	9.4
MainStay U.S. Small Cap Fund Class I	14,983	31,715	(6,772)	51	—	39,543	12.4

Total	$631,597	$308,870	$(251,731)	$13,743	$25,148	$655,692

66	MainStay Asset Allocation Funds

MainStay Moderate Growth Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Cushing MLP Premier Fund Class I	$—	$4,956	$(57)	$216	$—	$3,922	0.8
MainStay Cushing Renaissance Advantage Fund Class I	13,565	28,097	(3,555)	663	—	32,205	22.7
MainStay Cushing Royalty Energy Income Fund Class I	2,154	2,188	(3,032)	63	—	—	—
MainStay Emerging Markets Opportunities Fund Class I	29,155	11,348	(7,268)	896	144	27,398	22.4
MainStay Epoch Global Choice Fund Class I	19,034	3,002	(1,157)	135	1,219	19,976	8.5
MainStay Epoch U.S. All Cap Fund Class I	46,780	6,357	(28,563)	433	4,009	22,238	3.4
MainStay Floating Rate Fund Class I	15,253	9,630	(4,035)	748	—	20,269	2.5
MainStay High Yield Corporate Bond Fund Class I	7,602	11,673	(3,567)	834	—	15,058	0.3
MainStay ICAP Equity Fund Class I	43,015	7,547	(4,993)	859	3,445	43,096	4.8
MainStay ICAP International Fund Class I	47,478	11,452	(12,402)	1,315	—	43,466	2.5
MainStay International Equity Fund Class I	16,059	2,369	(3,046)	135	—	15,801	7.0
MainStay International Opportunities Fund Class I	37,844	11,087	(6,712)	738	1,077	40,339	7.4
MainStay Large Cap Growth Fund Class I	67,786	10,673	(29,366)	—	5,691	47,834	0.4
MainStay MAP Fund Class I	68,743	16,436	(7,107)	1,073	5,030	73,281	6.5
MainStay Marketfield Fund Class I	11,864	826	(11,887)	—	—	—	—
MainStay S&P 500 Index Fund Class I	16,374	56,915	(48,966)	149	19	26,316	1.9
MainStay Short Duration High Yield Fund Class I	13,424	10,672	(3,031)	997	15	20,573	5.3
MainStay Total Return Bond Fund Class I	16,849	33,146	(30,546)	790	67	18,464	1.8
MainStay Unconstrained Bond Fund Class I	24,124	5,035	(8,206)	896	—	19,429	1.5
MainStay U.S. Equity Opportunities Fund Class I	60,950	26,277	(5,384)	—	9,234	80,588	12.1
MainStay U.S. Small Cap Fund Class I	58,025	19,649	(7,549)	134	—	70,931	22.2

Total	$616,078	$289,335	$(230,429)	$11,074	$29,950	$641,184

MainStay Growth Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay Cushing MLP Premier Fund Class I	$—	$2,743	$(254)	$108	$—	$2,005	0.4
MainStay Cushing Renaissance Advantage Fund Class I	10,776	24,296	(4,851)	521	—	25,565	18.0
MainStay Cushing Royalty Energy Income Fund Class I	1,258	1,830	(2,196)	45	—	—	—
MainStay Emerging Markets Opportunities Fund Class I	18,183	9,499	(7,473)	595	96	16,261	13.3
MainStay Epoch Global Choice Fund Class I	9,720	1,386	(630)	69	620	10,015	4.3
MainStay Epoch U.S. All Cap Fund Class I	30,172	7,757	(20,622)	285	2,640	15,809	2.4
MainStay ICAP Equity Fund Class I	28,053	6,467	(4,945)	532	2,081	28,120	3.1
MainStay ICAP International Fund Class I	26,578	7,841	(7,155)	808	—	25,410	1.4
MainStay International Equity Fund Class I	8,997	1,653	(1,794)	82	—	9,093	4.1
MainStay International Opportunities Fund Class I	20,978	7,519	(3,442)	451	659	23,894	4.4
MainStay Large Cap Growth Fund Class I	40,473	9,888	(19,511)	—	3,531	30,074	0.3
MainStay MAP Fund Class I	40,458	14,919	(6,322)	636	2,980	46,059	4.1
MainStay Marketfield Fund Class I	6,063	706	(6,350)	—	—	—	—
MainStay S&P 500 Index Fund Class I	11,293	9,213	(10,707)	160	20	10,042	0.7
MainStay U.S. Equity Opportunities Fund Class I	38,969	18,471	(7,089)	—	5,794	49,568	7.4
MainStay U.S. Small Cap Fund Class I	34,167	13,897	(4,633)	77	—	43,918	13.7

Total	$326,138	$138,085	$(107,974)	$4,369	$18,421	$335,833

67

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative Allocation Fund	$622,738	$7,691,426	$—	$15,316,789	$23,630,953
MainStay Moderate Allocation Fund	4,470,508	19,805,858	—	61,309,968	85,586,334
MainStay Moderate Growth Allocation Fund	1,526,640	24,739,365	—	91,381,527	117,647,532
MainStay Growth Allocation Fund	—	14,531,459	(286,447)	55,565,223	69,810,235

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received from underlying Regulated Investment Companies. Other temporary differences are due to late year loss deferrals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Conservative Allocation Fund	$1,338,271	$(2,106,022)	$767,751
MainStay Moderate Allocation Fund	3,384,245	(6,120,099)	2,735,854
MainStay Moderate Growth Allocation Fund	4,219,237	(7,763,414)	3,544,177
MainStay Growth Allocation Fund	2,628,481	(4,818,092)	2,189,611

The reclassifications for the Allocation Funds are primarily due to short term distributions received from underlying Regulated Investment Companies and distributions in connection with redemption of fund shares.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2015			2014
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$14,707,786	$10,403,020	$25,110,806	$13,412,747	$8,836,592	$22,249,339
MainStay Moderate Allocation Fund	18,731,877	24,166,007	42,897,884	13,875,916	14,809,696	28,685,612
MainStay Moderate Growth Allocation Fund	14,452,269	23,356,055	37,808,324	9,671,343	—	9,671,343
MainStay Growth Allocation Fund	4,399,167	9,340,410	13,739,577	4,198,737	—	4,198,737

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Fund’s net assets and/or the market value of securities held by each Allocation Fund and the number of certain cash transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Allocation Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement

68	MainStay Asset Allocation Funds

for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$208,957	$173,958
MainStay Moderate Allocation Fund	308,870	251,733
MainStay Moderate Growth Allocation Fund	289,336	230,428
MainStay Growth Allocation Fund	138,086	107,975

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	4,258,548	$51,381,049
Shares issued to shareholders in reinvestment of dividends and distributions	1,211,337	14,424,290
Shares redeemed	(3,805,865)	(45,757,554)

Net increase (decrease) in shares outstanding before conversion	1,664,020	20,047,785
Shares converted into Class A (See Note 1)	495,923	6,035,487
Shares converted from Class A (See Note 1)	(204,770)	(2,385,049)

Net increase (decrease)	1,955,173	$23,698,223

Year ended October 31, 2014:
Shares sold	5,035,192	$62,439,595
Shares issued to shareholders in reinvestment of dividends and distributions	1,040,777	12,725,698
Shares redeemed	(3,222,075)	(39,958,508)

Net increase (decrease) in shares outstanding before conversion	2,853,894	35,206,785
Shares converted into Class A (See Note 1)	694,509	8,714,086
Shares converted from Class A (See Note 1)	(133,374)	(1,651,293)

Net increase (decrease)	3,415,029	$42,269,578

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,475,261	$17,814,441
Shares issued to shareholders in reinvestment of dividends and distributions	320,876	3,820,717
Shares redeemed	(1,040,621)	(12,562,651)

Net increase (decrease) in shares outstanding before conversion	755,516	9,072,507
Shares converted into Investor Class (See Note 1)	413,491	4,909,306
Shares converted from Investor Class (See Note 1)	(419,685)	(5,113,792)

Net increase (decrease)	749,322	$8,868,021

Year ended October 31, 2014:
Shares sold	1,413,247	$17,541,709
Shares issued to shareholders in reinvestment of dividends and distributions	289,414	3,537,230
Shares redeemed	(927,576)	(11,504,862)

Net increase (decrease) in shares outstanding before conversion	775,085	9,574,077
Shares converted into Investor Class (See Note 1)	352,930	4,398,309
Shares converted from Investor Class (See Note 1)	(580,425)	(7,287,419)

Net increase (decrease)	547,590	$6,684,967

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	607,879	$7,304,323
Shares issued to shareholders in reinvestment of dividends and distributions	156,455	1,858,448
Shares redeemed	(497,193)	(5,974,681)

Net increase (decrease) in shares outstanding before conversion	267,141	3,188,090
Shares converted from Class B (See Note 1)	(286,545)	(3,445,952)

Net increase (decrease)	(19,404)	$(257,862)

Year ended October 31, 2014:
Shares sold	614,771	$7,592,164
Shares issued to shareholders in reinvestment of dividends and distributions	165,997	2,018,446
Shares redeemed	(545,182)	(6,742,950)

Net increase (decrease) in shares outstanding before conversion	235,586	2,867,660
Shares converted from Class B (See Note 1)	(335,275)	(4,173,683)

Net increase (decrease)	(99,689)	$(1,306,023)

69

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,171,669	$26,196,070
Shares issued to shareholders in reinvestment of dividends and distributions	273,901	3,252,523
Shares redeemed	(1,403,846)	(16,822,692)

Net increase (decrease)	1,041,724	$12,625,901

Year ended October 31, 2014:
Shares sold	2,197,736	$27,119,377
Shares issued to shareholders in reinvestment of dividends and distributions	199,288	2,423,946
Shares redeemed	(784,940)	(9,695,694)

Net increase (decrease)	1,612,084	$19,847,629

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	350,438	$4,294,399
Shares issued to shareholders in reinvestment of dividends and distributions	77,487	929,381
Shares redeemed	(387,140)	(4,715,901)

Net increase (decrease)	40,785	$507,879

Year ended October 31, 2014:
Shares sold	623,290	$7,719,110
Shares issued to shareholders in reinvestment of dividends and distributions	47,489	585,575
Shares redeemed	(321,008)	(4,018,747)

Net increase (decrease)	349,771	$4,285,938

MainStay Moderate Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	4,581,332	$62,214,267
Shares issued to shareholders in reinvestment of dividends and distributions	1,719,683	22,820,204
Shares redeemed	(4,195,406)	(56,326,139)

Net increase (decrease) in shares outstanding before conversion	2,105,609	28,708,332
Shares converted into Class A (See Note 1)	746,250	10,205,691
Shares converted from Class A (See Note 1)	(202,684)	(2,620,041)

Net increase (decrease)	2,649,175	$36,293,982

Year ended October 31, 2014:
Shares sold	4,546,236	$63,210,345
Shares issued to shareholders in reinvestment of dividends and distributions	1,122,216	15,271,200
Shares redeemed	(3,436,787)	(47,846,188)

Net increase (decrease) in shares outstanding before conversion	2,231,665	30,635,357
Shares converted into Class A (See Note 1)	1,021,475	14,323,468
Shares converted from Class A (See Note 1)	(128,818)	(1,791,411)

Net increase (decrease)	3,124,322	$43,167,414

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,357,516	$31,961,245
Shares issued to shareholders in reinvestment of dividends and distributions	731,794	9,710,895
Shares redeemed	(1,657,003)	(22,409,033)

Net increase (decrease) in shares outstanding before conversion	1,432,307	19,263,107
Shares converted into Investor Class (See Note 1)	669,872	8,939,799
Shares converted from Investor Class (See Note 1)	(558,373)	(7,657,493)

Net increase (decrease)	1,543,806	$20,545,413

Year ended October 31, 2014:
Shares sold	2,287,501	$31,740,274
Shares issued to shareholders in reinvestment of dividends and distributions	471,936	6,427,767
Shares redeemed	(1,432,473)	(19,872,330)

Net increase (decrease) in shares outstanding before conversion	1,326,964	18,295,711
Shares converted into Investor Class (See Note 1)	586,862	8,213,333
Shares converted from Investor Class (See Note 1)	(802,817)	(11,270,580)

Net increase (decrease)	1,111,009	$15,238,464

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	986,530	$13,207,908
Shares issued to shareholders in reinvestment of dividends and distributions	379,584	4,995,334
Shares redeemed	(863,318)	(11,530,383)

Net increase (decrease) in shares outstanding before conversion	502,796	6,672,859
Shares converted from Class B (See Note 1)	(663,608)	(8,867,956)

Net increase (decrease)	(160,812)	$(2,195,097)

Year ended October 31, 2014:
Shares sold	1,055,603	$14,431,033
Shares issued to shareholders in reinvestment of dividends and distributions	275,591	3,724,560
Shares redeemed	(802,553)	(10,968,564)

Net increase (decrease) in shares outstanding before conversion	528,641	7,187,029
Shares converted from Class B (See Note 1)	(685,228)	(9,474,810)

Net increase (decrease)	(156,587)	$(2,287,781)

70	MainStay Asset Allocation Funds

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,431,986	$19,195,975
Shares issued to shareholders in reinvestment of dividends and distributions	295,379	3,884,227
Shares redeemed	(1,146,425)	(15,251,487)

Net increase (decrease)	580,940	$7,828,715

Year ended October 31, 2014:
Shares sold	1,334,915	$18,314,377
Shares issued to shareholders in reinvestment of dividends and distributions	174,144	2,352,683
Shares redeemed	(699,848)	(9,602,367)

Net increase (decrease)	809,211	$11,064,693

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	308,858	$4,242,038
Shares issued to shareholders in reinvestment of dividends and distributions	63,851	851,125
Shares redeemed	(174,775)	(2,410,632)

Net increase (decrease)	197,934	$2,682,531

Year ended October 31, 2014:
Shares sold	472,479	$6,685,582
Shares issued to shareholders in reinvestment of dividends and distributions	42,934	586,906
Shares redeemed	(282,147)	(3,895,923)

Net increase (decrease)	233,266	$3,376,565

MainStay Moderate Growth Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	3,107,484	$46,536,222
Shares issued to shareholders in reinvestment of dividends and distributions	1,195,061	17,459,843
Shares redeemed	(2,711,948)	(40,414,723)

Net increase (decrease) in shares outstanding before conversion	1,590,597	23,581,342
Shares converted into Class A (See Note 1)	868,432	13,174,813
Shares converted from Class A (See Note 1)	(200,231)	(2,838,277)

Net increase (decrease)	2,258,798	$33,917,878

Year ended October 31, 2014:
Shares sold	3,383,792	$50,655,759
Shares issued to shareholders in reinvestment of dividends and distributions	321,599	4,772,578
Shares redeemed	(2,560,259)	(38,523,281)

Net increase (decrease) in shares outstanding before conversion	1,145,132	16,905,056
Shares converted into Class A (See Note 1)	1,257,962	19,052,899
Shares converted from Class A (See Note 1)	(109,834)	(1,658,681)

Net increase (decrease)	2,293,260	$34,299,274

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,894,978	$43,192,625
Shares issued to shareholders in reinvestment of dividends and distributions	792,231	11,574,488
Shares redeemed	(2,085,597)	(31,063,029)

Net increase (decrease) in shares outstanding before conversion	1,601,612	23,704,084
Shares converted into Investor Class (See Note 1)	821,335	12,084,864
Shares converted from Investor Class (See Note 1)	(667,059)	(10,150,716)

Net increase (decrease)	1,755,888	$25,638,232

Year ended October 31, 2014:
Shares sold	2,735,149	$40,975,150
Shares issued to shareholders in reinvestment of dividends and distributions	207,826	3,084,172
Shares redeemed	(1,756,516)	(26,315,224)

Net increase (decrease) in shares outstanding before conversion	1,186,459	17,744,098
Shares converted into Investor Class (See Note 1)	674,121	10,228,388
Shares converted from Investor Class (See Note 1)	(998,277)	(15,117,029)

Net increase (decrease)	862,303	$12,855,457

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,007,706	$14,844,994
Shares issued to shareholders in reinvestment of dividends and distributions	374,905	5,417,373
Shares redeemed	(1,044,605)	(15,352,207)

Net increase (decrease) in shares outstanding before conversion	338,006	4,910,160
Shares converted from Class B (See Note 1)	(835,081)	(12,270,684)

Net increase (decrease)	(497,075)	$(7,360,524)

Year ended October 31, 2014:
Shares sold	1,084,343	$16,032,463
Shares issued to shareholders in reinvestment of dividends and distributions	83,917	1,233,491
Shares redeemed	(957,816)	(14,195,315)

Net increase (decrease) in shares outstanding before conversion	210,444	3,070,639
Shares converted from Class B (See Note 1)	(836,633)	(12,505,577)

Net increase (decrease)	(626,189)	$(9,434,938)

71

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	984,619	$14,493,342
Shares issued to shareholders in reinvestment of dividends and distributions	178,659	2,581,617
Shares redeemed	(764,639)	(11,228,741)

Net increase (decrease)	398,639	$5,846,218

Year ended October 31, 2014:
Shares sold	1,001,440	$14,766,363
Shares issued to shareholders in reinvestment of dividends and distributions	31,294	459,710
Shares redeemed	(506,246)	(7,472,883)

Net increase (decrease)	526,488	$7,753,190

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	273,599	$4,158,459
Shares issued to shareholders in reinvestment of dividends and distributions	35,035	516,085
Shares redeemed	(248,570)	(3,737,284)

Net increase (decrease)	60,064	$937,260

Year ended October 31, 2014:
Shares sold	389,605	$5,893,377
Shares issued to shareholders in reinvestment of dividends and distributions	3,446	51,512
Shares redeemed	(86,003)	(1,303,310)

Net increase (decrease)	307,048	$4,641,579

MainStay Growth Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,402,308	$21,942,047
Shares issued to shareholders in reinvestment of dividends and distributions	370,570	5,710,478
Shares redeemed	(1,314,888)	(20,517,157)

Net increase (decrease) in shares outstanding before conversion	457,990	7,135,368
Shares converted into Class A (See Note 1)	403,185	6,457,592
Shares converted from Class A (See Note 1)	(190,367)	(2,781,961)

Net increase (decrease)	670,808	$10,810,999

Year ended October 31, 2014:
Shares sold	1,465,594	$22,670,679
Shares issued to shareholders in reinvestment of dividends and distributions	120,416	1,845,953
Shares redeemed	(1,205,998)	(18,692,542)

Net increase (decrease) in shares outstanding before conversion	380,012	5,824,090
Shares converted into Class A (See Note 1)	574,072	8,968,261
Shares converted from Class A (See Note 1)	(57,882)	(903,111)

Net increase (decrease)	896,202	$13,889,240

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,423,427	$22,281,632
Shares issued to shareholders in reinvestment of dividends and distributions	314,522	4,843,633
Shares redeemed	(1,177,122)	(18,464,333)

Net increase (decrease) in shares outstanding before conversion	560,827	8,660,932
Shares converted into Investor Class (See Note 1)	536,314	8,188,212
Shares converted from Investor Class (See Note 1)	(327,490)	(5,262,501)

Net increase (decrease)	769,651	$11,586,643

Year ended October 31, 2014:
Shares sold	1,332,455	$20,578,177
Shares issued to shareholders in reinvestment of dividends and distributions	101,581	1,557,233
Shares redeemed	(951,387)	(14,688,515)

Net increase (decrease) in shares outstanding before conversion	482,649	7,446,895
Shares converted into Investor Class (See Note 1)	354,004	5,537,433
Shares converted from Investor Class (See Note 1)	(481,688)	(7,521,964)

Net increase (decrease)	354,965	$5,462,364

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	563,367	$8,616,767
Shares issued to shareholders in reinvestment of dividends and distributions	138,327	2,085,977
Shares redeemed	(526,612)	(8,051,756)

Net increase (decrease) in shares outstanding before conversion	175,082	2,650,988
Shares converted from Class B (See Note 1)	(432,356)	(6,601,342)

Net increase (decrease)	(257,274)	$(3,950,354)

Year ended October 31, 2014:
Shares sold	583,066	$8,776,880
Shares issued to shareholders in reinvestment of dividends and distributions	35,702	536,635
Shares redeemed	(583,130)	(8,798,921)

Net increase (decrease) in shares outstanding before conversion	35,638	514,594
Shares converted from Class B (See Note 1)	(398,431)	(6,080,619)

Net increase (decrease)	(362,793)	$(5,566,025)

72	MainStay Asset Allocation Funds

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	524,850	$8,034,228
Shares issued to shareholders in reinvestment of dividends and distributions	53,832	812,868
Shares redeemed	(309,995)	(4,738,847)

Net increase (decrease)	268,687	$4,108,249

Year ended October 31, 2014:
Shares sold	430,134	$6,482,698
Shares issued to shareholders in reinvestment of dividends and distributions	11,251	169,331
Shares redeemed	(295,304)	(4,458,392)

Net increase (decrease)	146,081	$2,193,637

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	73,761	$1,180,278
Shares issued to shareholders in reinvestment of dividends and distributions	9,258	144,333
Shares redeemed	(51,283)	(820,200)

Net increase (decrease)	31,736	$504,411

Year ended October 31, 2014:
Shares sold	85,066	$1,344,686
Shares issued to shareholders in reinvestment of dividends and distributions	2,979	46,197
Shares redeemed	(41,965)	(660,110)

Net increase (decrease)	46,080	$730,773

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Allocation Funds’ financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

73

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund (each a “Fund” and collectively, the “Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the transfer agent of the underlying funds and the brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund of MainStay Funds Trust as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

74	MainStay Asset Allocation Funds

Federal Income Tax Information

(Unaudited)

The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years. Accordingly, the Allocation Funds paid the following as long term capital gain distributions.

MainStay Conservative Allocation Fund	$11,170,771
MainStay Moderate Allocation Fund	26,901,861
MainStay Moderate Growth Allocation Fund	26,879,875
MainStay Growth Allocation Fund	11,530,021

For the fiscal year ended October 31, 2015, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Conservative Allocation Fund	$3,765,948
MainStay Moderate Allocation Fund	9,071,776
MainStay Moderate Growth Allocation Fund	9,729,981
MainStay Growth Allocation Fund	4,618,015

The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2015 which are not designated as capital gain distributions should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay Conservative Allocation Fund	15.9%
MainStay Moderate Allocation Fund	34.9%
MainStay Moderate Growth Allocation Fund	43.4%
MainStay Growth Allocation Fund	100.0%

The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2015 is listed below.

FTC$
MainStay Conservative Allocation Fund	$110,722
MainStay Moderate Allocation Fund	259,955
MainStay Moderate Growth Allocation Fund	350,232
MainStay Growth Allocation Fund	218,848

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds’ fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

75

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

76	MainStay Asset Allocation Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

77

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

78	MainStay Asset Allocation Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

79

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

80	MainStay Asset Allocation Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673515 MS291-15	MSAA11-12/15 (NYLIM) NL224

MainStay Indexed Bond Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.70 1.34%	1.66 2.28%	3.84 4.16%	0.74 0.74%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.88 1.16	1.50 2.12	3.73 4.05	0.97 0.97
Class I Shares	No Sales Charge		1.69	2.64	4.54	0.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[4]	1.96%	3.03%	4.72%
Average Lipper Core Bond Fund[5]	1.15	2.98	4.25

4.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The Average Lipper Core Bond Fund is representative of funds that invest at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors as high-yield, global and emerging-market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$995.50	$3.67	$1,021.50	$3.72

Investor Class Shares	$1,000.00	$997.30	$4.63	$1,020.60	$4.69

Class I Shares	$1,000.00	$994.60	$2.01	$1,023.20	$2.04

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.73% for Class A, 0.92% for Investor Class and 0.40% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.75%–2.25%, due 12/31/17–8/15/25

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.191%–8.00%, due 6/1/16–9/1/45

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–8.50%, due 11/15/24–7/20/45

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.391%–8.00%, due 1/1/16–9/1/45

5.	United States Treasury Bonds, 3.00%–3.625%, due 2/15/43–5/15/45

6.	Federal Home Loan Mortgage Corporation, 0.875%–5.125%, due 1/19/16–1/13/22

7.	Federal National Mortgage Association, 1.00%–6.21%, due 6/12/17–8/6/38

8.	Goldman Sachs Group, Inc. (The), 3.625%–6.00%, due 1/18/18–7/8/44

9.	Bank of America Corp., 5.00%–5.70%, due 3/15/17–1/21/44

10.	Morgan Stanley, 3.875%–5.50%, due 7/24/20–7/23/25

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Indexed Bond Fund returned 1.34% for Class A shares and 1.16% for Investor Class shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 1.69%. For the 12 months ended October 31, 2015, all share classes underperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index. Because the Fund incurs operating expenses and fees that the Index does not, the Fund’s net performance will typically lag that of the Index. Over the same period, all share classes outperformed the 1.15% return of the Average Lipper2 Core Bond Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is an index fund and seeks to replicate the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index. The Fund does not utilize top-down assessments of economic trends or market forces in making its investment decisions.

What was the Fund’s duration3 strategy during the reporting period?

The Fund maintained a passive duration strategy during the reporting period. From time to time, there may be slight variations in the Fund’s duration when compared to the Index. These differences tend to have minimal impact on the Fund’s relative performance. As of October 31, 2015, the Fund had a duration of 5.28 years.

During the reporting period, which credit-rating categories were strong performers and which credit-rating categories were weak?

The Barclays U.S. Aggregate Bond Index had a positive total return for the reporting period but negative excess returns4 across all rating categories. Overall, higher-credit-quality bonds outperformed, with higher total returns and excess returns among higher-rated securities. Bonds rated AAA5 were the best performers in terms of total return and excess return. Bonds rated BBB6 were the weakest performers in terms of total return and excess return. This was true not only of the Index but also of the Fund.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

All of the broad asset classes in the Barclays U.S. Aggregate Bond Index and the Fund—U.S. Treasury securities, mortgage-backed securities, corporate bonds, commercial mortgage-backed securities and asset-backed securities—had positive total returns during the reporting period, as intermediate- and longer-term rates rallied. Of these sectors, commercial mortgage-backed securities and mortgage-backed securities had the highest total returns, while corporate bonds had the lowest total returns and excess returns because during the reporting period, corporate bond spreads7 widened more than spreads in other asset classes.

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s absolute performance, and which sectors detracted the most?

Although commercial mortgage-backed securities and asset-backed securities were among the smallest components of the Barclays U.S. Aggregate Bond Index and of the Fund, they provided the strongest excess returns over U.S. Treasury securities during the reporting period. In contrast, corporate bonds and mortgage-backed securities had negative excess returns during the reporting period.

1.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Excess return, as used here, is the difference in return—positive or negative—between a security or asset class and comparable U.S. Treasury securities over a specified period.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2015

	Principal Amount	Value

Long-Term Bonds 99.3%† Asset-Backed Securities 0.7%
Auto Floor Plan 0.2%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A 0.746%, due 6/15/20 (a)	$600,000	$598,952

Automobile 0.4%
Ally Auto Receivables Trust Series 2014-3, Class A3 1.28%, due 6/17/19	800,000	800,234
Chesapeake Funding LLC Series 2013-1A, Class A 0.644%, due 1/7/25 (a)(b)	487,950	487,456

		1,287,690

Home Equity 0.1%
Equity One Mortgage Pass-Through Trust Series 2003-4, Class AF6 5.089%, due 10/25/34 (c)	60,630	61,284
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	18,892	19,442
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.291%, due 6/25/33 (c)	96,707	99,067

		179,793

Total Asset-Backed Securities (Cost $2,061,879)		2,066,435

Corporate Bonds 26.1%
Aerospace & Defense 0.5%
Boeing Co. (The) 2.35%, due 10/30/21	500,000	498,683
General Dynamics Corp. 3.60%, due 11/15/42	250,000	232,283
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	105,286
Lockheed Martin Corp. 4.85%, due 9/15/41	100,000	104,381
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	109,162
United Technologies Corp.
3.10%, due 6/1/22	300,000	307,894
4.50%, due 6/1/42	100,000	102,185

		1,459,874

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	230,033

	Principal Amount	Value

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	$35,460	$39,184

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	65,962

Auto Manufacturers 0.6%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	150,000	216,797
Ford Motor Credit Co. LLC
4.25%, due 2/3/17	950,000	978,058
4.375%, due 8/6/23	200,000	211,164
Toyota Motor Credit Corp. 3.40%, due 9/15/21	200,000	209,792

		1,615,811

Auto Parts & Equipment 0.0%‡
Johnson Controls, Inc.
5.50%, due 1/15/16	50,000	50,425
6.00%, due 1/15/36	50,000	54,044

		104,469

Banks 5.1%
♦Bank of America Corp.
5.00%, due 1/21/44	400,000	424,327
5.42%, due 3/15/17	900,000	944,304
5.70%, due 5/2/17	100,000	105,489
5.70%, due 1/24/22	325,000	371,679
Bank of Nova Scotia (The) 2.05%, due 6/5/19	250,000	249,849
Barclays Bank PLC 2.50%, due 2/20/19	500,000	507,736
BNP Paribas S.A. 3.25%, due 3/3/23	250,000	252,032
Capital One Financial Corp.
3.75%, due 4/24/24	250,000	252,746
5.25%, due 2/21/17	100,000	104,625
Citigroup, Inc.
4.50%, due 1/14/22	500,000	540,711
5.875%, due 2/22/33	450,000	503,564
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 5.75%, due 12/1/43	250,000	281,381
Credit Suisse A.G. 3.625%, due 9/9/24	550,000	554,067
Deutsche Bank A.G. 6.00%, due 9/1/17	325,000	349,179

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	$150,000	$153,163
4.80%, due 7/8/44	250,000	252,573
5.95%, due 1/18/18	500,000	545,586
6.00%, due 6/15/20	900,000	1,030,992
JPMorgan Chase & Co.
4.40%, due 7/22/20	750,000	807,783
4.85%, due 2/1/44	350,000	372,890
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	400,000	432,902
KFW 4.50%, due 7/16/18	850,000	923,942
Landwirtschaftliche Rentenbank 5.125%, due 2/1/17	475,000	500,432
♦Morgan Stanley
3.875%, due 4/29/24	500,000	514,271
4.00%, due 7/23/25	200,000	205,670
5.50%, due 7/24/20	1,000,000	1,123,361
Northern Trust Corp. 3.45%, due 11/4/20	100,000	104,293
PNC Funding Corp. 5.125%, due 2/8/20	500,000	558,245
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	110,172
SunTrust Bank 5.40%, due 4/1/20	15,000	16,268
UBS A.G.
5.875%, due 7/15/16	125,000	129,005
5.875%, due 12/20/17	200,000	216,787
7.75%, due 9/1/26	100,000	129,143
Wachovia Corp. 5.50%, due 8/1/35	125,000	140,032
Wells Fargo & Co.
4.48%, due 1/16/24	353,000	372,576
4.60%, due 4/1/21	250,000	274,673
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	181,418
Westpac Banking Corp. 4.625%, due 6/1/18	50,000	53,101

		14,590,967

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	200,000	169,639
Beam Suntory, Inc. 5.375%, due 1/15/16	18,000	18,152
Brown-Forman Corp. 3.75%, due 1/15/43	50,000	46,075
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	288,182

	Principal Amount	Value

Beverages (continued)
Diageo Capital PLC 2.625%, due 4/29/23	$350,000	$339,174
Pepsi Bottling Group, Inc. (The) 7.00%, due 3/1/29	60,000	81,107
PepsiCo., Inc. 5.00%, due 6/1/18	500,000	545,741

		1,488,070

Biotechnology 0.5%
Amgen, Inc.
3.125%, due 5/1/25	450,000	432,107
3.45%, due 10/1/20	150,000	156,610
6.40%, due 2/1/39	100,000	120,499
Celgene Corp. 3.625%, due 5/15/24	250,000	249,571
Gilead Sciences, Inc. 3.70%, due 4/1/24	325,000	335,802

		1,294,589

Building Materials 0.0%‡
Lafarge S.A. 6.50%, due 7/15/16	50,000	51,710

Chemicals 0.4%
Dow Chemical Co. (The) 4.125%, due 11/15/21	350,000	369,910
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	104,113
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	53,438
LYB International Finance B.V. 4.00%, due 7/15/23	200,000	202,888
Monsanto Co. 4.40%, due 7/15/44	250,000	222,709
Potash Corporation of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	163,056
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	130,341

		1,246,455

Commercial Services 0.0%‡
Western Union Co. (The) 5.93%, due 10/1/16	130,000	135,270

Computers 0.4%
Apple, Inc. 4.45%, due 5/6/44	250,000	252,136
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20 (b)	400,000	402,859
Hewlett-Packard Co. 4.375%, due 9/15/21	150,000	153,544
International Business Machines Corp. 5.70%, due 9/14/17	250,000	271,050

		1,079,589

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Diversified Financial Services 0.6%
GE Capital International Funding Co. 4.418%, due 11/15/35 (b)	$1,215,000	$1,260,912
General Electric Capital Corp.
5.875%, due 1/14/38	179,000	220,920
Series A 6.75%, due 3/15/32	187,000	245,239

		1,727,071

Electric 2.2%
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	112,383
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	133,359
Commonwealth Edison Co. 6.15%, due 9/15/17	150,000	162,957
Consolidated Edison Company of New York, Inc. 6.30%, due 8/15/37	275,000	341,938
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	129,135
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	234,410
Duke Energy Florida LLC 6.35%, due 9/15/37	200,000	258,439
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	266,277
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	150,000	153,364
Florida Power & Light Co.
3.80%, due 12/15/42	300,000	286,794
5.55%, due 11/1/17	100,000	108,077
Georgia Power Co. 4.75%, due 9/1/40	250,000	247,203
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	39,565
Nevada Power Co. 6.50%, due 8/1/18	150,000	168,772
NiSource Finance Corp. 4.80%, due 2/15/44	175,000	181,129
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	186,719
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	121,517
Pacific Gas & Electric Co.
3.25%, due 9/15/21	175,000	177,918
5.625%, due 11/30/17	500,000	539,653
PacifiCorp 6.25%, due 10/15/37	350,000	443,278
PECO Energy Co. 5.95%, due 10/1/36	150,000	183,907

	Principal Amount	Value

Electric (continued)
PPL Electric Utilities Corp. 3.00%, due 9/15/21	$200,000	$205,544
PSEG Power LLC
5.125%, due 4/15/20	80,000	87,476
8.625%, due 4/15/31	50,000	67,395
Public Service Electric & Gas Co. Series D 5.25%, due 7/1/35	100,000	114,172
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	127,897
San Diego Gas & Electric Co. 5.35%, due 5/15/35	175,000	203,946
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	119,093
Southern California Edison Co. 4.50%, due 9/1/40	175,000	184,003
Union Electric Co. 5.40%, due 2/1/16	100,000	101,195
Virginia Electric & Power Co.
6.00%, due 1/15/36	100,000	124,028
6.00%, due 5/15/37	175,000	218,736
Wisconsin Electric Power Co. 3.65%, due 12/15/42	250,000	230,149
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	186,350

		6,446,778

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	150,000	162,740

Electronics 0.3%
Honeywell International, Inc. 5.70%, due 3/15/37	100,000	121,680
Koninklijke Philips N.V. 6.875%, due 3/11/38	100,000	116,653
Thermo Fisher Scientific, Inc. 1.85%, due 1/15/18	500,000	499,768

		738,101

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	175,000	193,091
Waste Management, Inc.
2.60%, due 9/1/16	100,000	101,268
7.75%, due 5/15/32	75,000	101,739

		396,098

Finance—Consumer Loans 0.5%
HSBC Finance Corp. 6.676%, due 1/15/21	1,000,000	1,162,950
Springleaf Finance Corp. Series I 5.40%, due 12/1/15	350,000	350,656

		1,513,606

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Credit Card 0.2%
American Express Co. 6.15%, due 8/28/17	$625,000	$675,577

Finance—Other Services 0.0%‡
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	75,000	104,151

Food 0.7%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	119,766
Hershey Co. (The) 5.45%, due 9/1/16	100,000	103,833
Ingredion, Inc. 4.625%, due 11/1/20	50,000	53,067
Kellogg Co. Series B 7.45%, due 4/1/31	75,000	96,419
Kraft Heinz Foods Co.
2.80%, due 7/2/20 (b)	350,000	351,361
5.20%, due 7/15/45 (b)	250,000	265,044
Kroger Co. (The) 6.40%, due 8/15/17	225,000	244,024
Mondelez International, Inc. 4.00%, due 2/1/24	300,000	313,174
Tyson Foods, Inc. 4.50%, due 6/15/22	375,000	398,779

		1,945,467

Forest Products & Paper 0.1%
International Paper Co.
4.75%, due 2/15/22	83,000	89,107
5.25%, due 4/1/16	150,000	152,548

		241,655

Health Care—Products 0.6%
Becton Dickinson & Co. 4.685%, due 12/15/44	500,000	507,596
Covidien International Finance S.A. 6.00%, due 10/15/17	150,000	163,320
Danaher Corp.
3.90%, due 6/23/21	50,000	53,481
5.625%, due 1/15/18	100,000	108,935
Medtronic, Inc.
2.75%, due 4/1/23	250,000	246,781
4.625%, due 3/15/45	250,000	262,817
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	250,000	245,999

		1,588,929

	Principal Amount	Value

Health Care—Services 0.5%
Aetna, Inc. 4.125%, due 6/1/21	$175,000	$184,976
Anthem, Inc. 5.95%, due 12/15/34	250,000	285,589
Cigna Corp. 5.125%, due 6/15/20	150,000	166,029
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	106,546
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	107,391
UnitedHealth Group, Inc.
2.875%, due 3/15/22	200,000	202,743
6.00%, due 6/15/17	330,000	354,963

		1,408,237

Household Products & Wares 0.0%‡
Kimberly-Clark Corp. 6.375%, due 1/1/28	100,000	125,322

Insurance 0.8%
ACE INA Holdings, Inc. 5.70%, due 2/15/17	60,000	63,479
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	113,138
Allstate Corp. (The) 4.50%, due 6/15/43	250,000	255,254
American International Group, Inc. 6.25%, due 5/1/36	200,000	239,940
AXA S.A. 8.60%, due 12/15/30	105,000	143,785
Berkshire Hathaway, Inc. 3.00%, due 2/11/23	250,000	253,711
Chubb Corp. (The) 5.75%, due 5/15/18	100,000	110,329
Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	150,000	167,629
Lincoln National Corp. 4.85%, due 6/24/21	25,000	27,248
Loews Corp. 4.125%, due 5/15/43	125,000	114,572
MetLife, Inc.
4.75%, due 2/8/21	200,000	220,880
5.70%, due 6/15/35	100,000	118,026
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	116,071
Progressive Corp. (The) 6.25%, due 12/1/32	50,000	62,276
Prudential Financial, Inc. 5.70%, due 12/14/36	200,000	227,750
Travelers Cos., Inc. (The) 6.75%, due 6/20/36	75,000	99,080

		2,333,168

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Iron & Steel 0.3%
Nucor Corp. 4.125%, due 9/15/22	$50,000	$52,238
Vale Overseas, Ltd.
4.375%, due 1/11/22	100,000	91,200
6.25%, due 1/23/17	600,000	612,924

		756,362

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	342,000	309,585

Machinery—Diversified 0.1%
Deere & Co.
4.375%, due 10/16/19	100,000	108,009
7.125%, due 3/3/31	125,000	164,005

		272,014

Media 1.2%
21st Century Fox America, Inc.
4.50%, due 2/15/21	100,000	108,314
6.40%, due 12/15/35	175,000	205,040
7.25%, due 5/18/18	100,000	112,969
CBS Corp. 4.85%, due 7/1/42	100,000	92,740
Comcast Corp.
5.65%, due 6/15/35	325,000	379,411
6.45%, due 3/15/37	250,000	313,557
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.20%, due 3/15/20	250,000	274,414
Discovery Communications LLC 6.35%, due 6/1/40	105,000	111,154
Historic TW, Inc. 6.625%, due 5/15/29	250,000	305,536
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	111,789
Time Warner Cable, Inc.
5.00%, due 2/1/20	250,000	267,478
6.55%, due 5/1/37	275,000	275,561
Time Warner, Inc. 7.625%, due 4/15/31	375,000	479,092
Viacom, Inc. 4.375%, due 3/15/43	354,000	267,863

		3,304,918

Metal Fabricate & Hardware 0.0%‡
Precision Castparts Corp. 3.90%, due 1/15/43	125,000	118,168

	Principal Amount	Value

Mining 0.7%
Alcoa, Inc.
5.72%, due 2/23/19	$287,000	$307,090
5.95%, due 2/1/37	100,000	94,000
Barrick PD Australia Finance Pty., Ltd. 5.95%, due 10/15/39	150,000	129,190
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	200,000	209,270
Freeport-McMoRan, Inc.
3.875%, due 3/15/23	150,000	117,300
5.45%, due 3/15/43	150,000	107,063
Glencore Canada Corp. 5.50%, due 6/15/17	50,000	49,500
Goldcorp, Inc. 2.125%, due 3/15/18	100,000	98,416
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	159,214
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	52,782
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	400,000	402,832
Teck Resources, Ltd. 3.75%, due 2/1/23	250,000	158,750

		1,885,407

Miscellaneous—Manufacturing 0.0%‡
Dover Corp. 5.45%, due 3/15/18	100,000	109,020

Multi-National 0.4%
European Investment Bank 2.875%, due 9/15/20	300,000	316,069
Inter-American Development Bank 6.80%, due 10/15/25	300,000	409,334
International Bank for Reconstruction & Development (zero coupon), due 3/11/31	504,000	297,358

		1,022,761

Office Equipment/Supplies 0.0%‡
Xerox Corp. 6.35%, due 5/15/18	100,000	108,653

Oil & Gas 2.0%
Anadarko Petroleum Corp.
5.95%, due 9/15/16	475,000	492,474
6.45%, due 9/15/36	150,000	168,751
Apache Corp.
3.625%, due 2/1/21	250,000	256,270
4.75%, due 4/15/43	100,000	92,472
BP Capital Markets PLC 4.50%, due 10/1/20	750,000	822,880
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	126,434

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Cenovus Energy, Inc. 6.75%, due 11/15/39	$100,000	$105,329
Chevron Corp. 4.95%, due 3/3/19	125,000	139,215
ConocoPhillips Co. 2.40%, due 12/15/22	500,000	477,872
Devon Energy Corp.
4.00%, due 7/15/21	200,000	204,299
7.95%, due 4/15/32	50,000	61,438
Encana Corp.
6.50%, due 8/15/34	85,000	77,132
6.50%, due 2/1/38	125,000	110,821
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	214,042
Hess Corp. 7.30%, due 8/15/31	100,000	114,388
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	104,752
Marathon Petroleum Corp.
3.50%, due 3/1/16	50,000	50,420
5.125%, due 3/1/21	100,000	109,095
Noble Energy, Inc. 4.15%, due 12/15/21	250,000	252,854
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	176,861
Petroleos Mexicanos 6.625%, due 6/15/35	500,000	491,875
Phillips 66 5.875%, due 5/1/42	200,000	223,228
Shell International Finance B.V. 5.50%, due 3/25/40	275,000	315,929
Statoil ASA 7.75%, due 6/15/23	125,000	159,738
Suncor Energy, Inc.
6.10%, due 6/1/18	100,000	109,872
6.50%, due 6/15/38	100,000	120,459
Talisman Energy, Inc. 6.25%, due 2/1/38	55,000	43,448
Valero Energy Corp.
6.625%, due 6/15/37	100,000	110,616
7.50%, due 4/15/32	100,000	119,595

		5,852,559

Oil & Gas Services 0.3%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	202,141
Halliburton Co. 6.15%, due 9/15/19	250,000	283,209
Weatherford International LLC 6.35%, due 6/15/17	225,000	226,969

		712,319

	Principal Amount	Value

Pharmaceuticals 1.3%
Abbott Laboratories 2.55%, due 3/15/22	$500,000	$500,524
AbbVie, Inc.
3.60%, due 5/14/25	350,000	344,060
4.40%, due 11/6/42	200,000	182,052
Actavis Funding SCS
3.85%, due 6/15/24	250,000	248,773
4.75%, due 3/15/45	225,000	215,170
Allergan, Inc. 5.75%, due 4/1/16	50,000	50,956
AstraZeneca PLC 6.45%, due 9/15/37	100,000	130,598
Bristol-Myers Squibb Co.
5.875%, due 11/15/36	75,000	92,462
7.15%, due 6/15/23	50,000	64,057
Express Scripts Holding Co. 6.125%, due 11/15/41	150,000	172,027
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	159,877
Johnson & Johnson 6.95%, due 9/1/29	100,000	144,685
McKesson Corp.
4.883%, due 3/15/44	250,000	253,547
5.70%, due 3/1/17	50,000	52,794
Merck & Co., Inc. 4.15%, due 5/18/43	200,000	197,989
Merck Sharp & Dohme Corp. 5.00%, due 6/30/19	250,000	277,204
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	225,000	249,879
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	100,000	100,466
Wyeth LLC
6.00%, due 2/15/36	200,000	236,801
6.45%, due 2/1/24	100,000	121,344

		3,795,265

Pipelines 0.8%
Energy Transfer Partners, L.P.
4.05%, due 3/15/25	250,000	219,974
5.20%, due 2/1/22	200,000	198,992
6.70%, due 7/1/18	100,000	108,685
Enterprise Products Operating LLC
4.85%, due 3/15/44	100,000	91,004
Series B 6.875%, due 3/1/33	200,000	233,663
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	300,000	266,763
Kinder Morgan, Inc. 5.30%, due 12/1/34	250,000	210,512
Plains All American Pipeline, L.P. / PAA Finance Corp. 6.65%, due 1/15/37	65,000	69,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
Spectra Energy Capital LLC
6.20%, due 4/15/18	$50,000	$53,644
6.75%, due 2/15/32	125,000	135,027
Tennessee Gas Pipeline Co. LLC 7.50%, due 4/1/17	300,000	320,273
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	150,000	161,953
Williams Cos., Inc. (The) 8.75%, due 3/15/32	114,000	111,844
Williams Partners, L.P. 4.00%, due 9/15/25	250,000	212,755

		2,394,122

Real Estate Investment Trusts 0.3%
Boston Properties, L.P. 4.125%, due 5/15/21	50,000	53,202
ERP Operating, L.P.
5.125%, due 3/15/16	50,000	50,786
5.375%, due 8/1/16	50,000	51,552
Kimco Realty Corp. 5.783%, due 3/15/16	50,000	50,794
Simon Property Group, L.P. 3.375%, due 3/15/22	400,000	412,030
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	124,878

		743,242

Retail 0.9%
Costco Wholesale Corp. 5.50%, due 3/15/17	100,000	106,242
CVS Health Corp.
4.75%, due 5/18/20	250,000	275,782
6.25%, due 6/1/27	175,000	207,997
Home Depot, Inc. (The) 5.875%, due 12/16/36	250,000	309,329
Lowe’s Cos., Inc.
6.65%, due 9/15/37	100,000	130,080
6.875%, due 2/15/28	150,000	194,037
Macy’s Retail Holdings, Inc. 2.875%, due 2/15/23	250,000	233,839
McDonald’s Corp. 5.80%, due 10/15/17	300,000	324,749
Target Corp. 6.50%, due 10/15/37	150,000	196,074
Wal-Mart Stores, Inc.
5.00%, due 10/25/40	400,000	447,310
6.50%, due 8/15/37	175,000	228,408
Yum! Brands, Inc. 6.25%, due 3/15/18	29,000	31,126

		2,684,973

	Principal Amount	Value

Software 0.5%
Fiserv, Inc. 3.50%, due 10/1/22	$100,000	$101,026
Microsoft Corp. 3.00%, due 10/1/20	300,000	317,757
Oracle Corp.
2.95%, due 5/15/25	350,000	342,367
3.90%, due 5/15/35	150,000	142,814
5.00%, due 7/8/19	400,000	442,919

		1,346,883

Telecommunications 1.7%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	200,000	197,910
AT&T, Inc.
4.35%, due 6/15/45	425,000	367,996
6.30%, due 1/15/38	300,000	333,538
BellSouth Corp.
6.00%, due 11/15/34	6,000	6,201
6.875%, due 10/15/31	14,000	15,586
British Telecommunications PLC 9.625%, due 12/15/30	100,000	150,776
Cisco Systems, Inc.
3.50%, due 6/15/25	350,000	363,303
4.45%, due 1/15/20	250,000	274,600
Deutsche Telekom International Finance B.V. 6.00%, due 7/8/19	250,000	282,629
Embarq Corp. 7.995%, due 6/1/36	200,000	210,375
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	113,319
New Cingular Wireless Services, Inc. 8.75%, due 3/1/31	100,000	140,104
Orange S.A. 9.00%, due 3/1/31	250,000	363,269
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	254,162
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	119,763
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	263,053
Verizon Communications, Inc.
2.45%, due 11/1/22	100,000	96,314
4.672%, due 3/15/55	313,000	275,050
4.862%, due 8/21/46	215,000	205,820
5.85%, due 9/15/35	300,000	331,198
6.55%, due 9/15/43	33,000	39,502
7.75%, due 12/1/30	100,000	135,626
Vodafone Group PLC
6.15%, due 2/27/37	125,000	135,120
7.875%, due 2/15/30	100,000	125,222

		4,800,436

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Transportation 0.6%
Burlington Northern Santa Fe LLC
5.75%, due 5/1/40	$300,000	$343,156
6.15%, due 5/1/37	175,000	208,383
6.20%, due 8/15/36	50,000	59,590
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	145,403
CSX Corp. 5.60%, due 5/1/17	100,000	106,268
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	138,752
FedEx Corp.
3.20%, due 2/1/25	400,000	391,763
8.00%, due 1/15/19	50,000	59,218
Norfolk Southern Corp.
2.903%, due 2/15/23	106,000	103,429
4.837%, due 10/1/41	128,000	131,300
Union Pacific Corp. 4.163%, due 7/15/22	150,000	163,490

		1,850,752

Water 0.1%
American Water Capital Corp. 4.30%, due 12/1/42	200,000	203,283
United Utilities PLC 5.375%, due 2/1/19	100,000	107,215

		310,498

Total Corporate Bonds (Cost $71,697,832)		75,186,820

Foreign Government Bonds 2.3%
Foreign Governments 2.3%
Brazilian Government International Bond 2.625%, due 1/5/23	750,000	619,500
Colombia Government International Bond
4.00%, due 2/26/24	300,000	294,450
5.00%, due 6/15/45	200,000	177,500
Italy Government International Bond 6.875%, due 9/27/23	375,000	471,319
Korea Development Bank (The) 3.50%, due 8/22/17	500,000	516,036
Mexico Government International Bond
4.00%, due 10/2/23	1,000,000	1,032,000
4.75%, due 3/8/44	500,000	475,000
Panama Government International Bond 5.20%, due 1/30/20	375,000	410,625
Peruvian Government International Bond 7.35%, due 7/21/25	275,000	354,750
Philippine Government International Bond 4.20%, due 1/21/24	625,000	694,134

	Principal Amount	Value

Foreign Governments (continued)
Poland Government International Bond
3.00%, due 3/17/23	$150,000	$151,554
5.125%, due 4/21/21	200,000	226,386
Province of Manitoba 1.30%, due 4/3/17	100,000	100,628
Province of Ontario 4.00%, due 10/7/19	225,000	243,215
Province of Quebec Series NJ 7.50%, due 7/15/23	302,000	400,145
Svensk Exportkredit AB 5.125%, due 3/1/17	200,000	211,330
Turkey Government International Bond 4.875%, due 4/16/43	425,000	382,627

Total Foreign Government Bonds (Cost $6,672,720)		6,761,199

Mortgage-Backed Securities 3.2%
Agency Collateral (Collateralized Mortgage Obligations) 0.6%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (a)	800,000	845,575
Series K039, Class A2 3.303%, due 7/25/24	800,000	839,526

		1,685,101

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.6%
CD Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322%, due 12/11/49	999,407	1,023,879
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	500,000	528,185
COMM Mortgage Trust Series 2014-CR17, Class A5 3.977%, due 5/10/47	700,000	745,247
GS Mortgage Securities Trust Series 2006-GG6, Class AM 5.622%, due 4/10/38 (a)	1,200,000	1,202,723
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A4 5.44%, due 6/12/47	1,169,011	1,195,500
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46	1,200,000	1,307,018

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Capital I Trust
Series 2006-HQ8, Class AM 5.658%, due 3/12/44 (d)	$1,200,000	$1,204,487
Series 2006-IQ11, Class A4 5.757%, due 10/15/42 (d)	354,793	354,991

		7,562,030

Total Mortgage-Backed Securities (Cost $8,776,176)		9,247,131

Municipal Bonds 1.4%
Arizona 0.4%
Salt River Project Agricultural Improvement & Power District, Electric System Revenue 4.839%, due 1/1/41	1,000,000	1,169,340

Connecticut 0.2%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	576,875

Kansas 0.4%
State of Kansas Department of Transportation, Highway Revenue 4.596%, due 9/1/35	1,000,000	1,099,290

Texas 0.4%
Texas Transportation Commission, State Highway Fund 5.178%, due 4/1/30	900,000	1,065,582

Total Municipal Bonds (Cost $3,600,994)		3,911,087

U.S. Government & Federal Agencies 65.6%
♦Federal Home Loan Mortgage Corporation 2.1%
0.875%, due 3/7/18	1,000,000	998,729
1.125%, due 5/25/18	500,000	500,225
2.375%, due 1/13/22	1,000,000	1,023,607
3.75%, due 3/27/19	1,100,000	1,190,955
4.75%, due 1/19/16	500,000	504,680
5.125%, due 10/18/16	1,930,000	2,015,893

		6,234,089

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.1%
2.391%, due 12/1/41 (a)	266,846	277,328
2.50%, due 9/1/27 TBA (e)	600,000	610,512
2.50%, due 6/1/28	1,132,196	1,163,281

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 9/1/30	$1,294,091	$1,346,395
3.00%, due 7/1/43	266,224	268,978
3.00%, due 8/1/43	1,921,508	1,940,982
3.00%, due 4/1/45	689,420	695,293
3.00%, due 5/1/45	196,813	198,489
3.00%, due 6/1/45	197,269	198,949
3.50%, due 4/1/26	321,273	339,489
3.50%, due 5/1/26	131,995	139,467
3.50%, due 4/1/32	603,979	635,231
3.50%, due 4/1/41	199,661	207,940
3.50%, due 3/1/42	356,135	371,288
3.50%, due 4/1/42	480,874	501,292
3.50%, due 4/1/43 TBA (e)	300,000	311,461
3.50%, due 9/1/45	3,689,985	3,834,553
4.00%, due 8/1/18	85,379	89,031
4.00%, due 6/1/24	135,914	144,911
4.00%, due 2/1/31	184,683	198,425
4.00%, due 7/1/39	505,055	537,453
4.00%, due 12/1/40	1,147,832	1,223,128
4.00%, due 2/1/41	229,638	244,692
4.00%, due 5/1/44	1,647,439	1,750,973
4.50%, due 5/1/25	114,472	122,447
4.50%, due 7/1/30	141,362	153,951
4.50%, due 6/1/34	111,570	121,091
4.50%, due 6/1/35	77,077	83,672
4.50%, due 8/1/35	106,180	115,269
4.50%, due 7/1/39	9,684	10,482
4.50%, due 8/1/39	181,670	196,738
4.50%, due 1/1/40	493,782	535,284
4.50%, due 8/1/40	530,228	574,632
4.50%, due 2/1/41	8,786	9,528
4.50%, due 1/1/44	143,914	155,810
4.50%, due 11/1/44	156,773	169,722
5.00%, due 1/1/25	92,473	99,249
5.00%, due 8/1/30	145,095	159,891
5.00%, due 8/1/35	599,025	660,484
5.00%, due 6/1/37	140,969	154,507
5.00%, due 2/1/41	293,931	323,938
5.50%, due 2/1/18	25,339	25,986
5.50%, due 3/1/23	22,084	24,393
5.50%, due 6/1/23	64,349	71,376
5.50%, due 11/1/27	76,737	84,968
5.50%, due 9/1/35	98,705	109,931
5.50%, due 4/1/37	373,747	417,292
5.50%, due 4/1/38	86,202	96,139
5.50%, due 8/1/38	82,183	91,553
6.00%, due 8/1/17	18,056	18,443
6.00%, due 6/1/21	18,835	20,539
6.00%, due 9/1/21	18,776	19,602
6.00%, due 11/1/22	26,152	28,401

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.00%, due 2/1/37	$169,592	$192,888
6.00%, due 12/1/39	126,335	143,042
6.00%, due 5/1/40	301,692	344,037
6.108%, due 10/1/36 (a)	57,289	60,798
6.50%, due 4/1/17	968	992
6.50%, due 5/1/17	3,995	4,032
6.50%, due 11/1/25	8,003	9,146
6.50%, due 5/1/26	865	989
6.50%, due 3/1/27	3,602	4,117
6.50%, due 5/1/31	3,712	4,242
6.50%, due 8/1/31	2,389	2,765
6.50%, due 1/1/32	25,948	29,655
6.50%, due 3/1/32	17,306	19,778
6.50%, due 4/1/32	10,547	12,103
6.50%, due 7/1/32	16,139	18,444
6.50%, due 1/1/34	36,089	41,244
6.50%, due 1/1/37	61,382	70,222
6.50%, due 9/1/37	26,542	30,334
7.00%, due 4/1/26	2,829	3,283
7.00%, due 7/1/26	302	340
7.00%, due 12/1/27	3,563	4,052
7.00%, due 1/1/30	1,514	1,589
7.00%, due 3/1/31	22,337	25,207
7.00%, due 10/1/31	5,501	6,442
7.00%, due 3/1/32	21,870	26,129
7.00%, due 9/1/33	117,786	135,843
7.00%, due 11/1/36	22,080	24,906
7.00%, due 12/1/37	82,132	101,101
7.50%, due 1/1/16	27	27
7.50%, due 1/1/26	737	873
7.50%, due 2/1/32	14,381	17,413
8.00%, due 7/1/26	138	163

		23,221,055

♦Federal National Mortgage Association 1.2%
1.00%, due 12/28/17	650,000	650,241
1.00%, due 2/15/18	1,000,000	1,000,239
1.625%, due 1/21/20	500,000	502,807
5.375%, due 6/12/17	600,000	644,418
6.21%, due 8/6/38	475,000	677,281

		3,474,986

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.6%
2.191%, due 12/1/41 (a)	529,731	558,553
2.50%, due 2/1/28	700,145	718,396
2.50%, due 5/1/28	869,535	892,166
2.50%, due 9/1/28	874,888	897,675
2.50%, due 5/1/43	265,088	259,005
3.00%, due 8/1/21	350,372	364,921

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 2/1/29	$1,661,837	$1,731,736
3.00%, due 4/1/35	579,241	594,005
3.00%, due 7/1/43	2,271,483	2,301,900
3.00%, due 8/1/43	1,843,246	1,867,763
3.00%, due 9/1/43	1,223,389	1,239,639
3.00%, due 9/1/45	299,252	302,662
3.50%, due 11/1/25	644,895	681,956
3.50%, due 11/1/27	114,864	121,957
3.50%, due 7/1/29	167,768	177,227
3.50%, due 5/1/31	309,155	325,846
3.50%, due 12/1/40	496,451	517,824
3.50%, due 1/1/41	290,381	302,890
3.50%, due 2/1/41	335,780	350,270
3.50%, due 12/1/41	730,577	762,086
3.50%, due 3/1/42	583,061	608,075
3.50%, due 6/1/43 TBA (e)	200,000	208,137
3.50%, due 10/1/43	2,933,405	3,058,052
3.50%, due 8/1/45	2,390,415	2,489,904
4.00%, due 3/1/22	116,051	122,383
4.00%, due 3/1/25	421,125	446,479
4.00%, due 6/1/30	78,654	85,256
4.00%, due 1/1/31	169,596	182,399
4.00%, due 6/1/39	465,528	495,826
4.00%, due 12/1/39	511,009	544,266
4.00%, due 7/1/40	335,402	357,238
4.00%, due 9/1/40	1,666,077	1,776,193
4.00%, due 3/1/41	692,620	738,626
4.00%, due 8/1/42 TBA (e)	200,000	212,891
4.00%, due 6/1/44	330,912	352,448
4.00%, due 11/1/44	1,856,877	1,977,726
4.00%, due 1/1/45	422,240	449,720
4.50%, due 5/1/19	4,035	4,194
4.50%, due 11/1/22	5,080	5,346
4.50%, due 2/1/23	24,522	25,798
4.50%, due 3/1/23	18,322	19,484
4.50%, due 6/1/23	174,011	183,862
4.50%, due 4/1/24	48,877	50,666
4.50%, due 3/1/30	176,139	191,932
4.50%, due 3/1/40	1,270,241	1,396,690
4.50%, due 4/1/41	215,302	230,947
4.50%, due 5/1/41	578,770	628,883
4.50%, due 9/1/41	268,919	292,241
4.50%, due 8/1/44	776,025	841,432
5.00%, due 3/1/21	4,485	4,679
5.00%, due 4/1/23	46,799	50,501
5.00%, due 7/1/23	41,961	45,004
5.00%, due 8/1/23	41,067	43,744
5.00%, due 1/1/24	73,189	78,662
5.00%, due 6/1/25	364,642	401,402
5.00%, due 11/1/29	122,119	134,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/30	$94,339	$103,850
5.00%, due 7/1/35	190,804	211,070
5.00%, due 8/1/35	183,187	201,927
5.00%, due 11/1/35	123,045	135,540
5.00%, due 7/1/36	181,883	201,347
5.00%, due 7/1/37	557,286	617,049
5.00%, due 8/1/38	230,463	253,902
5.00%, due 7/1/39	208,425	229,437
5.50%, due 8/1/17	2,574	2,638
5.50%, due 7/1/22	99,953	108,598
5.50%, due 11/1/23	27,127	29,541
5.50%, due 4/1/30	105,754	118,097
5.50%, due 12/1/34	211,105	238,210
5.50%, due 5/1/35	100,136	112,320
5.50%, due 6/1/35	36,023	40,560
5.50%, due 8/1/35	33,848	37,790
5.50%, due 11/1/36	50,095	56,130
5.50%, due 8/1/37	432,765	487,033
5.50%, due 3/1/38	426,793	478,805
5.50%, due 2/1/39	69,153	77,884
5.50%, due 7/1/40	135,468	152,634
6.00%, due 6/1/16	601	604
6.00%, due 7/1/16	859	866
6.00%, due 9/1/16	706	710
6.00%, due 9/1/17	1,423	1,427
6.00%, due 7/1/36	59,687	67,830
6.00%, due 12/1/36	29,965	34,021
6.00%, due 4/1/37	87,877	99,640
6.00%, due 7/1/37	207,647	235,122
6.00%, due 8/1/37	43,506	49,315
6.00%, due 12/1/37	112,011	127,051
6.00%, due 2/1/38	174,275	197,729
6.50%, due 8/1/32	48,301	55,705
6.50%, due 8/1/35	27,652	31,605
6.50%, due 7/1/36	93,357	107,774
6.50%, due 8/1/36	16,757	19,153
6.50%, due 9/1/36	16,093	18,393
6.50%, due 10/1/36	28,656	32,753
6.50%, due 11/1/36	27,958	32,180
6.50%, due 8/1/37	3,371	3,853
6.50%, due 10/1/37	1,261	1,441
6.50%, due 11/1/37	15,075	17,231
6.50%, due 12/1/37	27,096	30,995
6.50%, due 2/1/38	124,180	149,387
7.00%, due 10/1/37	1,725	1,948
7.00%, due 11/1/37	126,786	156,276
7.50%, due 7/1/30	4,423	4,616
7.50%, due 7/1/31	24,631	27,581
8.00%, due 1/1/25	115	117

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
8.00%, due 6/1/25	$109	$125
8.00%, due 9/1/25	612	696
8.00%, due 9/1/26	3,319	4,033
8.00%, due 10/1/26	318	322
8.00%, due 11/1/26	589	663
8.00%, due 4/1/27	972	1,132
8.00%, due 6/1/27	633	636
8.00%, due 12/1/27	3,468	3,481
8.00%, due 1/1/28	22,085	25,050

		39,139,875

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.2%
3.00%, due 1/20/43	401,465	412,237
3.00%, due 8/15/43	342,769	350,978
3.00%, due 8/20/43	2,410,023	2,474,690
3.00%, due 9/15/43	335,724	343,761
3.00%, due 7/20/45	895,551	915,990
3.50%, due 4/15/43	539,777	565,615
3.50%, due 8/20/43	1,796,041	1,886,289
3.50%, due 11/19/45 TBA (e)	3,450,000	3,614,751
3.50%, due 11/20/43	1,364,073	1,432,304
4.00%, due 9/15/25	281,081	297,163
4.00%, due 9/15/40	289,527	308,736
4.00%, due 12/15/41	480,962	512,521
4.00%, due 1/20/42	1,230,268	1,318,180
4.00%, due 5/1/43 TBA (e)	200,000	212,844
4.00%, due 10/20/43	233,489	249,200
4.00%, due 8/20/44	1,065,513	1,136,171
4.00%, due 9/15/44	195,782	208,629
4.00%, due 9/20/44	622,454	663,655
4.50%, due 11/15/24	166,220	178,674
4.50%, due 4/15/39	508,154	551,580
4.50%, due 5/20/39	477,433	516,989
4.50%, due 6/20/40	175,672	191,302
4.50%, due 9/15/40	464,783	509,108
4.50%, due 10/20/40	178,474	194,739
4.50%, due 7/20/41	288,749	315,066
4.50%, due 8/20/43	152,388	164,270
4.50%, due 9/20/43	188,834	203,557
4.50%, due 12/20/44	167,330	180,376
5.00%, due 4/20/33	56,114	62,414
5.00%, due 8/15/33	42,483	47,230
5.00%, due 3/15/36	182,628	204,082
5.00%, due 6/20/36	4,500	4,988
5.00%, due 8/15/39	371,942	415,671
5.00%, due 9/20/40	831,036	923,696
5.50%, due 3/15/33	367,724	419,044
5.50%, due 7/20/34	55,699	62,805
5.50%, due 12/20/35	106,167	119,446

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 1/20/39	$183,925	$206,943
6.00%, due 3/20/29	16,678	18,885
6.00%, due 1/15/32	32,147	36,619
6.00%, due 12/15/32	10,283	11,939
6.00%, due 3/20/33	85,072	97,832
6.00%, due 2/15/34	109,201	126,796
6.00%, due 1/20/35	45,690	52,385
6.00%, due 6/15/35	32,649	36,828
6.00%, due 9/15/35	118,978	137,923
6.50%, due 3/20/31	11,211	12,994
6.50%, due 1/15/32	12,935	14,845
6.50%, due 6/15/35	958	1,146
6.50%, due 1/15/36	54,384	62,411
6.50%, due 9/15/36	42,997	49,396
6.50%, due 9/15/37	40,102	46,021
6.50%, due 10/15/37	21,067	24,177
6.50%, due 11/15/38	275,743	321,695
7.00%, due 2/15/26	486	488
7.00%, due 6/15/29	495	505
7.00%, due 12/15/29	2,173	2,593
7.00%, due 5/15/31	1,999	2,230
7.00%, due 8/15/31	5,232	5,460
7.00%, due 8/20/31	18,600	22,827
7.00%, due 8/15/32	23,488	28,484
7.50%, due 10/15/26	561	563
7.50%, due 11/15/26	1,061	1,105
7.50%, due 1/15/30	13,370	14,262
7.50%, due 10/15/30	4,499	4,712
7.50%, due 3/15/32	14,633	18,137
8.00%, due 6/15/26	106	122
8.00%, due 10/15/26	193	215
8.00%, due 11/15/26	961	965
8.00%, due 5/15/27	94	95
8.00%, due 7/15/27	541	611
8.00%, due 9/15/27	245	275
8.00%, due 11/15/30	13,881	16,038
8.50%, due 7/15/26	880	1,018
8.50%, due 11/15/26	5,107	5,214

		23,553,505

♦United States Treasury Bonds 2.5%
3.00%, due 11/15/44	2,085,000	2,108,727
3.00%, due 5/15/45	2,600,000	2,630,706
3.125%, due 2/15/43	800,000	831,813
3.375%, due 5/15/44	900,000	979,629
3.625%, due 2/15/44	585,000	667,791

		7,218,666

	Principal Amount	Value

♦United States Treasury Notes 29.9%
0.75%, due 12/31/17	$10,675,000	$10,658,037
0.75%, due 4/15/18	600,000	597,508
0.875%, due 1/15/18	2,600,000	2,601,287
0.875%, due 10/15/18	2,750,000	2,737,163
1.00%, due 2/15/18	5,000,000	5,014,060
1.00%, due 3/15/18	4,900,000	4,911,931
1.00%, due 5/15/18	2,850,000	2,853,600
1.00%, due 9/15/18	9,800,000	9,792,091
1.25%, due 1/31/20	5,350,000	5,312,106
1.375%, due 3/31/20	2,750,000	2,740,259
1.375%, due 10/31/20	4,200,000	4,169,239
1.50%, due 12/31/18	600,000	607,141
1.50%, due 1/31/22	3,000,000	2,944,062
1.625%, due 6/30/19	5,800,000	5,871,897
1.625%, due 10/31/22	2,300,000	2,297,484
1.75%, due 3/31/22	1,150,000	1,143,711
1.875%, due 11/30/21	800,000	804,292
1.875%, due 5/31/22	1,000,000	1,001,068
1.875%, due 8/31/22	2,300,000	2,299,282
2.00%, due 10/31/21	500,000	506,653
2.00%, due 2/15/25	1,990,000	1,966,964
2.00%, due 8/15/25	3,950,000	3,897,461
2.125%, due 6/30/21	7,550,000	7,726,957
2.125%, due 12/31/21	600,000	611,469
2.125%, due 5/15/25	1,610,000	1,606,605
2.25%, due 7/31/21	1,400,000	1,442,109

		86,114,436

Total U.S. Government & Federal Agencies (Cost $185,924,584)		188,956,612

Total Long-Term Bonds (Cost $278,734,185)		286,129,284

Short-Term Investment 1.4%
Repurchase Agreement 1.4%
TD Securities (U.S.A.) LLC 0.07%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $3,922,023 (Collateralized by a United States Treasury Bond with a rate of 3.75% and a maturity date of 11/15/43, with a Principal Amount of $3,394,500 and a Market Value of $4,000,505)	3,922,000	3,922,000

Total Short-Term Investment (Cost $3,922,000)		3,922,000

Total Investments (Cost $282,656,185) (f)	100.7%	290,051,284
Other Assets, Less Liabilities	(0.7)	(2,154,654)
Net Assets	100.0%	$287,896,630

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2015.

(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2015.

(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2015, the total market value of these securities was $5,170,596, which represented 1.8% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(f)	As of October 31, 2015, cost was $282,757,950 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$9,170,225
Gross unrealized depreciation	(1,876,891)

Net unrealized appreciation	$7,293,334

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,066,435	$—	$2,066,435
Corporate Bonds	—	75,186,820	—	75,186,820
Foreign Government Bonds	—	6,761,199	—	6,761,199
Mortgage-Backed Securities	—	9,247,131	—	9,247,131
Municipal Bonds	—	3,911,087	—	3,911,087
U.S. Government & Federal Agencies	—	188,956,612	—	188,956,612

Total Long-Term Bonds	—	286,129,284	—	286,129,284

Short-Term Investment
Repurchase Agreement	—	3,922,000	—	3,922,000

Total Investments in Securities	$—	$290,051,284	$—	$290,051,284

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $282,656,185)	$290,051,284
Cash	14,278
Receivables:
Investment securities sold	10,939,007
Interest	1,671,249
Fund shares sold	145,031
Other assets	12,415

Total assets	302,833,264

Liabilities
Payables:
Investment securities purchased	14,110,165
Fund shares redeemed	635,711
Transfer agent (See Note 3)	79,105
Manager (See Note 3)	38,511
Professional fees	23,842
Custodian	15,639
Shareholder communication	14,096
NYLIFE Distributors (See Note 3)	9,297
Trustees	784
Accrued expenses	5,019
Dividend payable	4,465

Total liabilities	14,936,634

Net assets	$287,896,630

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,181
Additional paid-in capital	277,121,197

277,147,378
Undistributed net investment income	501,721
Accumulated net realized gain (loss) on investments	2,852,432
Net unrealized appreciation (depreciation) on investments	7,395,099

Net assets	$287,896,630

Class A
Net assets applicable to outstanding shares	$38,661,776

Shares of beneficial interest outstanding	3,519,022

Net asset value per share outstanding	$10.99
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.33

Investor Class
Net assets applicable to outstanding shares	$4,616,611

Shares of beneficial interest outstanding	418,160

Net asset value per share outstanding	$11.04
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.38

Class I
Net assets applicable to outstanding shares	$244,618,243

Shares of beneficial interest outstanding	22,244,256

Net asset value and offering price per share outstanding	$11.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$8,998,938
Dividends	83,050

Total income	9,081,988

Expenses
Manager (See Note 3)	829,966
Transfer agent (See Note 3)	494,719
Custodian	128,746
Distribution/Service—Class A (See Note 3)	102,161
Distribution/Service—Investor Class (See Note 3)	12,010
Professional fees	74,095
Registration	51,521
Shareholder communication	33,139
Trustees	6,671
Miscellaneous	14,251

Total expenses before waiver/reimbursement	1,747,279
Expense waiver/reimbursement from Manager (See Note 3)	(255,765)

Net expenses	1,491,514

Net investment income (loss)	7,590,474

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,254,176
Net change in unrealized appreciation (depreciation) on investments	(5,586,030)

Net realized and unrealized gain (loss) on investments	(2,331,854)

Net increase (decrease) in net assets resulting from operations	$5,258,620

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,590,474	$8,299,305
Net realized gain (loss) on investments	3,254,176	2,622,347
Net change in unrealized appreciation (depreciation) on investments	(5,586,030)	1,419,097

Net increase (decrease) in net assets resulting from operations	5,258,620	12,340,749

Dividends and distributions to shareholders:
From net investment income:
Class A	(905,042)	(1,028,759)
Investor Class	(97,279)	(99,357)
Class I	(7,318,934)	(7,424,321)

	(8,321,255)	(8,552,437)

From net realized gain on investments:
Class A	(122,948)	—
Investor Class	(14,071)	—
Class I	(853,621)	—

	(990,640)	—

Total dividends and distributions to shareholders	(9,311,895)	(8,552,437)

Capital share transactions:
Net proceeds from sale of shares	108,660,807	113,948,806
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,086,914	7,985,880
Cost of shares redeemed	(163,594,373)	(187,035,134)

Increase (decrease) in net assets derived from capital share transactions	(45,846,652)	(65,100,448)

Net increase (decrease) in net assets	(49,899,927)	(61,312,136)

Net Assets
Beginning of year	337,796,557	399,108,693

End of year	$287,896,630	$337,796,557

Undistributed net investment income at end of year	$501,721	$884,538

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.12	$10.98	$11.60	$11.66	$11.76

Net investment income (loss)	0.23	0.23	0.18	0.22	0.29
Net realized and unrealized gain (loss) on investments	(0.08)	0.15	(0.39)	0.28	0.16

Total from investment operations	0.15	0.38	(0.21)	0.50	0.45

Less dividends and distributions:
From net investment income	(0.25)	(0.24)	(0.18)	(0.22)	(0.30)
From net realized gain on investments	(0.03)	—	(0.23)	(0.34)	(0.25)

Total dividends and distributions	(0.28)	(0.24)	(0.41)	(0.56)	(0.55)

Net asset value at end of year	$10.99	$11.12	$10.98	$11.60	$11.66

Total investment return (a)	1.34%	3.51%	(1.82%)	4.46%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	2.10%	1.58%	1.86%	2.53%
Net expenses	0.74%	0.74%	0.79%	0.82%	0.78%
Portfolio turnover rate (b)	155%	131%	154%	174%	106%
Net assets at end of year (in 000’s)	$38,662	$42,368	$52,658	$77,156	$82,180

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 90%, 56%, 63%, 142% and 95% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.17	$11.03	$11.65	$11.71	$11.81

Net investment income (loss)	0.21	0.21	0.17	0.21	0.28
Net realized and unrealized gain (loss) on investments	(0.08)	0.15	(0.39)	0.28	0.15

Total from investment operations	0.13	0.36	(0.22)	0.49	0.43

Less dividends and distributions:
From net investment income	(0.23)	(0.22)	(0.17)	(0.21)	(0.28)
From net realized gain on investments	(0.03)	—	(0.23)	(0.34)	(0.25)

Total dividends and distributions	(0.26)	(0.22)	(0.40)	(0.55)	(0.53)

Net asset value at end of year	$11.04	$11.17	$11.03	$11.65	$11.71

Total investment return (a)	1.16%	3.30%	(1.95%)	4.33%	3.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%	1.92%	1.46%	1.76%	2.39%
Net expenses	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	0.98%	0.97%	1.00%	1.04%	1.10%
Portfolio turnover rate (b)	155%	131%	154%	174%	106%
Net assets at end of year (in 000’s)	$4,617	$4,811	$5,563	$6,852	$6,326

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 90%, 56%, 63%, 142% and 95% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$11.13	$10.99	$11.61	$11.67	$11.77

Net investment income (loss)	0.26	0.27	0.23	0.26	0.33
Net realized and unrealized gain (loss) on investments	(0.08)	0.15	(0.39)	0.28	0.16

Total from investment operations	0.18	0.42	(0.16)	0.54	0.49

Less dividends and distributions:
From net investment income	(0.28)	(0.28)	(0.23)	(0.26)	(0.34)
From net realized gain on investments	(0.03)	—	(0.23)	(0.34)	(0.25)

Total dividends and distributions	(0.31)	(0.28)	(0.46)	(0.60)	(0.59)

Net asset value at end of year	$11.00	$11.13	$10.99	$11.61	$11.67

Total investment return (a)	1.69%	3.85%	(1.47%)	4.86%	4.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	2.43%	1.96%	2.25%	2.88%
Net expenses	0.40%	0.41%	0.43%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.49%	0.49%	0.54%	0.57%	0.53%
Portfolio turnover rate (b)	155%	131%	154%	174%	106%
Net assets at end of year (in 000’s)	$244,618	$290,617	$340,887	$370,596	$377,749

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 90%, 56%, 63%, 142% and 95% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

28	MainStay Indexed Bond Fund

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income.   The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective

29

Notes to Financial Statements (continued)

interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(J)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their

30	MainStay Indexed Bond Fund

obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended October 31, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $829,966 and waived its fees and/or reimbursed expenses in the amount of $255,765.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $3,575 and $631, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $189.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$59,614
Investor Class	18,856
Class I	416,249

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

31

Notes to Financial Statements (continued)

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$1,867,635	0.8%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,187,699	$2,272,684	$(4,465)	$7,293,334	$10,749,252

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and premium amortization accruals. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$347,964	$(347,964)	$—

The reclassifications for the Fund are primarily due to mortgage dollar roll adjustments.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$8,321,255	$8,552,437
Long-Term Capital Gain	990,640	—
Total	$9,311,895	$8,552,437

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of U.S. government securities were $482,654 and $519,112, respectively.

Purchases and sales of securities, other than U.S. government securities and short-term securities, were $25,319 and $35,397, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	840,625	$9,350,115
Shares issued to shareholders in reinvestment of dividends and distributions	89,831	997,474
Shares redeemed	(1,220,818)	(13,531,828)

Net increase (decrease) in shares outstanding before conversion	(290,362)	(3,184,239)
Shares converted into Class A (See Note 1)	12,873	142,484
Shares converted from Class A (See Note 1)	(14,973)	(166,323)

Net increase (decrease)	(292,462)	$(3,208,078)

Year ended October 31, 2014:
Shares sold	837,622	$9,190,457
Shares issued to shareholders in reinvestment of dividends and distributions	89,914	990,023
Shares redeemed	(1,916,454)	(21,067,493)

Net increase (decrease) in shares outstanding before conversion	(988,918)	(10,887,013)
Shares converted into Class A (See Note 1)	19,594	214,496
Shares converted from Class A (See Note 1)	(15,980)	(175,837)

Net increase (decrease)	(985,304)	$(10,848,354)

32	MainStay Indexed Bond Fund

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	60,184	$672,866
Shares issued to shareholders in reinvestment of dividends and distributions	9,817	109,513
Shares redeemed	(84,675)	(942,210)

Net increase (decrease) in shares outstanding before conversion	(14,674)	(159,831)
Shares converted into Investor Class (See Note 1)	14,906	166,323
Shares converted from Investor Class (See Note 1)	(12,812)	(142,484)

Net increase (decrease)	(12,580)	$(135,992)

Year ended October 31, 2014:
Shares sold	43,898	$485,501
Shares issued to shareholders in reinvestment of dividends and distributions	8,811	97,488
Shares redeemed	(122,795)	(1,354,506)

Net increase (decrease) in shares outstanding before conversion	(70,086)	(771,517)
Shares converted into Investor Class (See Note 1)	15,901	175,837
Shares converted from Investor Class (See Note 1)	(19,505)	(214,496)

Net increase (decrease)	(73,690)	$(810,176)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	8,875,571	$98,637,826
Shares issued to shareholders in reinvestment of dividends and distributions	718,311	7,979,927
Shares redeemed	(13,467,893)	(149,120,335)

Net increase (decrease)	(3,874,011)	$(42,502,582)

Year ended October 31, 2014:
Shares sold	9,474,889	$104,272,848
Shares issued to shareholders in reinvestment of dividends and distributions	625,711	6,898,369
Shares redeemed	(15,005,258)	(164,613,135)

Net increase (decrease)	(4,904,658)	$(53,441,918)

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Indexed Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Indexed Bond Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

34	MainStay Indexed Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $990,640 as long term capital gain distributions.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

36	MainStay Indexed Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

37

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

38	MainStay Indexed Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

39

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay Indexed Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673152 MS291-15	MSIN11-12/15 (NYLIM) NL228

MainStay Total Return Bond Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.91 –0.43%	2.26 3.20%	4.28 4.76%	0.86 0.86%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.94 –0.46	2.16 3.10	4.19 4.67	1.01 1.01
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–6.03 –1.21	1.99 2.34	3.89 3.89	1.76 1.76
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.17 –1.20	2.34 2.34	3.90 3.90	1.76 1.76
Class I Shares	No Sales Charge		–0.05	3.54	5.12	0.62
Class R1 Shares[4]	No Sales Charge		–0.14	3.43	5.01	0.72
Class R2 Shares[4]	No Sales Charge		–0.35	3.19	4.76	0.97
Class R6 Shares[5]	No Sales Charge		0.01	3.55	5.12	0.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through
February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on June 29, 2012, include the historical performance of Class I shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 and Class R2 shares would likely have been different.
5.	Performance figures for Class R6 shares, first offered on December 29, 2014, include the historical performance of Class I shares through December 28, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R6 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[6]	1.96%	3.03%	4.72%
Average Lipper Core Bond Fund[7]	1.15	2.98	4.25

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Core Bond Fund is representative of funds that invest in at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$984.90	$5.95	$1,019.20	$6.06

Investor Class Shares	$1,000.00	$985.80	$5.16	$1,020.00	$5.24

Class B Shares	$1,000.00	$982.00	$8.89	$1,016.20	$9.05

Class C Shares	$1,000.00	$982.00	$8.84	$1,016.30	$9.00

Class I Shares	$1,000.00	$987.90	$3.01	$1,022.20	$3.06

Class R1 Shares	$1,000.00	$987.40	$3.51	$1,021.70	$3.57

Class R2 Shares	$1,000.00	$986.60	$4.76	$1,020.40	$4.84

Class R6 Shares	$1,000.00	$988.20	$2.66	$1,022.50	$2.70

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.19% for Class A, 1.03% for Investor Class, 1.78% for Class B and Class C, 0.60% for Class I, 0.70% for Class R1, 0.95% for Class R2 and 0.53% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–6.50%, due 2/1/17–9/1/44

2.	United States Treasury Notes, 1.00%–2.50%, due 9/30/18–5/15/25

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–6.50%, due 1/1/21–8/1/44

4.	United States Treasury Bonds, 2.75%–6.25%, due 5/15/30–11/15/44

5.	JPMorgan Chase & Co., 3.375%–7.90%, due 5/1/23–4/29/49
6.	Bank of America Corp., 3.30%–5.70%, due 1/24/22–12/29/49

7.	Goldman Sachs Group, Inc. (The), 3.625%–6.75%, due 1/18/18–10/1/37

8.	General Motors Financial Co., Inc., 3.15%–3.20%, due 1/15/20–7/13/20

9.	Morgan Stanley, 4.875%–5.75%, due 1/25/21–11/24/25

10.	Protective Life Corp., 6.40%–8.45%, due 1/15/18–10/15/39

8	MainStay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Total Return Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Total Return Bond Fund returned –0.43% for Class A shares, –0.46% for Investor Class shares, –1.21% for Class B shares and –1.20% for Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned –0.05%, Class R1 shares returned –0.14%, Class R2 shares returned –0.35% and Class R6 shares1 returned 0.01%. For the 12 months ended October 31, 2015, all share classes underperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also underperformed the 1.15% return of the Average Lipper3 Core Bond Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

As part of the Fund’s duration4 management, the Fund held a position in U.S. Treasury futures. This position made a negative contribution to the Fund’s performance. (Contributions take weightings and total returns into account.)

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s allocation to spread product5 affects relative performance depending on how much compensation investors insist on receiving before they will take on credit risk or interest-rate risk. When investors seek relative safety, they typically demand more compensation for taking on risk. This may help defensively postured portfolios outperform because as demand for riskier assets declines, their prices may fall. When investors have an appetite for risk, they demand less compensation for spread product, leading to tighter spreads and higher prices for risk assets. When this happens, aggressively postured portfolios tend to do better than conservatively postured portfolios.

During the reporting period, the Fund’s position in spread product continued to be robust. Peer funds that were more defensively postured than the Fund (either through reduced commitments to credit risk or longer durations) would have benefited during the reporting period. Peer funds with postures that were more aggressive (through larger commitments to credit-sensitive sectors such as high-yield corporate bonds) would likely have had poorer performance than the Fund.

The Fund underperformed the Barclays U.S. Aggregate Bond Index for several reasons:

•

On average, U.S. Treasury yields fell during the reporting period. Because the Fund had a shorter duration than the benchmark, the Fund was less sensitive to this change, which had a negative impact on the Fund’s performance relative to the Barclays U.S. Aggregate Bond Index.

•

Corporate bonds trailed comparable-duration U.S. Treasury securities, and the performance gap was more pronounced among below-investment-grade securities. The underperformance of the Fund’s corporate bonds can mostly be explained by dampened investor confidence in a sluggish economic recovery. The Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in investment-grade and high-yield corporate bonds.

•

The Fund held overweight positions relative to the Barclay’s U.S. Aggregate Bond Index in commodity-sensitive sectors such as pipelines, energy and metals/mining, which detracted from the Fund’s relative performance. This was because prices for oil, gas, metals and other commodities remained low during the reporting period.

These effects were partially offset by several postures that benefited the Fund’s performance relative to the benchmark:

•	The Fund’s overweight positions in investment-grade corporate bonds and high-yield corporate bonds offered a yield advantage relative to the Barclays U.S. Aggregate Bond Index.

•

The Fund’s concentration of assets near the 10-year maturity point of the U.S. Treasury yield curve[6] contrasted with the more uniform distribution of the Barclays U.S. Aggregate Bond Index. During the reporting period, the Fund benefited from the narrowing of yields between shorter-maturity and 10-year maturity U.S. Treasury securities.

1.	See footnote on page 5 for more information on Class R6 shares.
2.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

•

Within its residential mortgage-backed securities position, the Fund emphasized agency mortgage pass-through securities[7] with stable cash flow profiles. These securities are collateralized by pools of loans with restrained incentives to refinance (e.g., smaller-balance loans). In a period of falling mortgage rates, this defense against refinancing enabled the Fund’s securities to preserve yield by moderating prepayments.

•

The Fund’s underweight position relative to the Barclays U.S. Aggregate Bond Index in Ginnie Mae mortgage-backed securities contributed positively to relative performance. Prices for Ginnie Mae mortgage-backed securities fell in light of the potential for faster prepayments as refinancing activity gained momentum among borrowers eligible for Federal Housing Administration mortgages.

What was the Fund’s duration strategy during the reporting period?

The Fund maintained an intermediate duration during the reporting period. At the end of the reporting period, the Fund had a duration of 4.9 years, which was approximately 0.7 years shorter than the duration of the Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a relatively short duration posture, we executed the duration tilt with U.S. Treasury futures. The Fund’s duration began the reporting period 1.1 years shorter than the duration of the Index. The narrowing of the duration gap between the Fund and the Barclays U.S. Aggregate Bond Index from 1.1 years shorter than the Index to 0.7 years shorter than the Index was mostly accomplished by reducing the size of the Fund’s U.S. Treasury futures position.

Duration affected Fund returns in two ways: through price-sensitivity and yield. Because the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, the Fund was less sensitive than its benchmark to changes in U.S. Treasury yields. Accordingly, the short-duration posture detracted from the Fund’s performance relative to the benchmark and longer-duration peers as U.S. Treasury yields fell during the reporting period. The yield effect was also a performance headwind for the Fund as the presence of U.S. Treasury futures lowered the Fund’s yield.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment-grade and high-yield) to have returns superior to those of government-related debt for three reasons. First, we believed that the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a near-zero range. Second, we felt that low interest-rates would be likely to spark healthy demand for higher-yielding products. Third, improving profitability led us to believe that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, these improving credit fundamentals supported a narrowing of spreads alongside a favorable balance of supply and demand for corporate bonds. In addition, we believed that the strong performance of the stock market would buoy the returns of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, an overweight position relative to the Barclays U.S. Aggregate Bond Index in moderate-quality corporate bonds was the most significant detractor from performance because of wider spreads relative to comparable-duration U.S. Treasury securities. While the corporate bonds benefited from their respective yields in relation to comparable-duration U.S. Treasury securities, the yield advantage was not enough to offset the negative impact of spread widening.

In the corporate bond sector, the Fund’s strongest positive contributors included Goldman Sachs, JPMorgan Chase, Bank of America, Morgan Stanley and Royal Bank of Scotland Group. Lower interest rates enabled these banks to preserve margins and profitability. The Fund’s positions in homebuilders and related entities, such as KB Homes and Building Materials Corp., were also among the strongest contributors as the companies benefited from the upturn in housing. The Fund’s technology-related bonds, from such issuers as Freescale Semiconductors and Zebra Technologies, performed well given the merger potential and the healthy momentum among technology stocks. The Fund’s bond holdings among companies with improving balance sheets, such as Telefonica, helped the Fund’s performance.

On the downside, the Fund’s corporate bond holdings with exposure to Russia and Ukraine, such as Gazprom and TNK-BP, detracted from performance. Prices of commodities such as iron ore fell because of concerns about the growth potential of emerging economies, including China. Against this backdrop, the Fund’s holdings in metals/mining enterprises, including ArcelorMittal, Vale and AK Steel underperformed. In the insurance sector, Fund holdings in Genworth and XL Group were negatively affected by the mispricing of risk and of acquisitions.

7.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

10	MainStay Total Return Bond Fund

The outlook for companies involved in oil & gas exploration & production was clouded by an unfavorable imbalance of supply and demand that led to price declines. In this environment, the Fund’s positions in Basic Energy Services, Chesapeake Energy and Samson Investment detracted from performance.

The Fund maintained an underweight position relative to the Barclays U.S. Aggregate Bond Index in residential mortgages to provide space for an overweight position in corporate bonds. The Fund may also have had a smaller mortgage commitment than some of its peers. The Fund’s underweight position in agency mortgages benefited performance, as agency mortgage pass-throughs trailed comparable-duration U.S. Treasury securities, given expectations of lower mortgage rates and faster prepayments. Within the Fund’s mortgage position, we favored securities whose underlying loans were less apt to refinance. The stability of these securities’ cash flow profiles led to better performance relative to the Barclays U.S. Aggregate Bond Index against the backdrop of declining U.S. Treasury yields and mortgage rates.

Did the Fund make any significant purchases or sales during the reporting period?

The majority of the Fund’s trading activity took the form of relative-value trades in corporate bonds, rolling U.S. Treasury futures forward, reinvesting mortgage paydowns and investing periodic cash contributions. As mentioned earlier, elimination of some U.S. Treasury futures narrowed the duration gap between the Fund and the Barclays U.S. Aggregate Bond Index by 0.4 years.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings were relatively stable during the reporting period. We reduced the size of the Fund’s U.S. Treasury futures position, and toward the end of the reporting period, we bought nominal U.S. Treasury securities with principal runoff from our mortgage-backed securities (both residential and commercial), opting not to recycle the prepayments into the mortgage sector as had been our practice earlier in the reporting period. This was a relative-value decision and the Fund’s exposure to mortgage-backed securities was decreased during the reporting period.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in investment-grade corporate bonds and high-yield corporate bonds. As of the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures, agency mortgage-backed securities and asset-backed securities. The Fund’s sector allocation committed capital to credit-sensitive sectors and deemphasized lower-yielding sectors such as U.S. Treasury securities, agency debentures and cash.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2015

	Principal Amount	Value
Long-Term Bonds 97.1%† Asset-Backed Security 0.1%
Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$603,824	$662,461

Total Asset-Backed Security (Cost $603,667)		662,461

Corporate Bonds 58.8%
Aerospace & Defense 0.4%
KLX, Inc. 5.875%, due 12/1/22 (a)	5,805,000	5,924,728
TransDigm, Inc. 6.50%, due 7/15/24	475,000	483,313

		6,408,041

Agriculture 1.1%
Altria Group, Inc.
9.25%, due 8/6/19	2,838,000	3,502,004
9.95%, due 11/10/38	620,000	1,009,826
Cargill, Inc.
4.307%, due 5/14/21 (a)	3,000,000	3,229,119
6.00%, due 11/27/17 (a)	1,050,000	1,140,492
7.35%, due 3/6/19 (a)	1,340,000	1,565,900
Philip Morris International, Inc.
4.25%, due 11/10/44	3,300,000	3,230,251
4.375%, due 11/15/41	3,175,000	3,145,088
Reynolds American, Inc. 8.125%, due 6/23/19 (a)	720,000	851,353

		17,674,033

Auto Manufacturers 1.7%
Ford Motor Co.
7.45%, due 7/16/31	2,095,000	2,688,997
9.215%, due 9/15/21	2,355,000	2,979,066
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	2,580,000	3,090,169
♦General Motors Financial Co., Inc.
3.15%, due 1/15/20	8,750,000	8,722,350
3.20%, due 7/13/20	6,620,000	6,567,583
Navistar International Corp. 8.25%, due 11/1/21	3,890,000	3,034,200

		27,082,365

Auto Parts & Equipment 0.4%
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22	450,000	489,375

	Principal Amount	Value
Auto Parts & Equipment (continued)
MPG Holdco I, Inc. 7.375%, due 10/15/22	$5,700,000	$6,056,250

		6,545,625

Banks 8.0%
♦Bank of America Corp.
3.30%, due 1/11/23	680,000	678,031
4.25%, due 10/22/26	11,900,000	11,936,009
5.125%, due 12/29/49 (b)	3,490,000	3,420,200
5.70%, due 1/24/22	415,000	474,605
Barclays Bank PLC 6.05%, due 12/4/17 (a)	4,028,000	4,343,469
CIT Group, Inc. 6.625%, due 4/1/18 (a)	3,835,000	4,132,213
Citigroup, Inc.
4.05%, due 7/30/22	580,000	595,653
5.30%, due 5/6/44	3,000,000	3,183,135
5.50%, due 2/15/17	6,055,000	6,360,717
5.875%, due 1/30/42	3,489,000	4,079,123
Discover Bank
7.00%, due 4/15/20	2,100,000	2,418,110
8.70%, due 11/18/19	474,000	562,843
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	2,850,000	2,910,092
5.95%, due 1/18/18	1,000,000	1,091,173
6.15%, due 4/1/18	5,000,000	5,504,060
6.75%, due 10/1/37	5,000,000	6,025,605
♦JPMorgan Chase & Co.
3.375%, due 5/1/23	11,500,000	11,282,305
4.85%, due 2/1/44	5,000,000	5,327,000
7.90%, due 4/29/49 (b)	3,750,000	3,896,250
Lloyds Bank PLC 6.50%, due 9/14/20 (a)	7,000,000	8,077,692
Mellon Capital III 6.369%, due 9/5/66 (b)	GBP 2,500,000	3,896,392
♦Morgan Stanley
4.875%, due 11/1/22	$3,945,000	4,254,071
5.00%, due 11/24/25	4,535,000	4,852,518
5.75%, due 1/25/21	5,000,000	5,698,545
PNC Bank N.A. 1.60%, due 6/1/18	10,440,000	10,420,958
Regions Bank 7.50%, due 5/15/18	392,000	441,302
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	3,700,000	3,793,632
Santander Bank N.A. 2.00%, due 1/12/18	6,675,000	6,646,498

		126,302,201

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

12	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	$2,000,000	$2,335,848
Constellation Brands, Inc.
3.875%, due 11/15/19	5,000,000	5,200,000
7.25%, due 9/1/16	1,723,000	1,798,381

		9,334,229

Biotechnology 0.4%
Biogen, Inc. 2.90%, due 9/15/20	2,010,000	2,027,678
Gilead Sciences, Inc. 2.55%, due 9/1/20	4,010,000	4,048,151

		6,075,829

Building Materials 0.5%
Building Materials Corporation of America 5.375%, due 11/15/24 (a)	4,940,000	5,082,025
USG Corp. 5.50%, due 3/1/25 (a)	1,960,000	2,016,350

		7,098,375

Chemicals 1.5%
Dow Chemical Co. (The) 9.40%, due 5/15/39	5,000,000	7,305,395
Eastman Chemical Co. 2.70%, due 1/15/20	5,320,000	5,325,586
Huntsman International LLC 5.125%, due 11/15/22 (a)	5,000,000	4,650,000
WR Grace & Co. 5.125%, due 10/1/21 (a)	5,595,000	5,818,800

		23,099,781

Commercial Services 0.8%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	500,000	518,125
Hertz Corp. (The)
6.75%, due 4/15/19	2,165,000	2,221,831
7.375%, due 1/15/21	1,655,000	1,722,226
United Rentals North America, Inc.
4.625%, due 7/15/23	3,885,000	3,901,977
7.625%, due 4/15/22	3,750,000	4,069,163

		12,433,322

Computers 1.1%
Hewlett-Packard Co. 4.65%, due 12/9/21	2,200,000	2,286,154
Hewlett-Packard Enterprise Co. 2.85%, due 10/5/18 (a)	7,895,000	7,911,603

	Principal Amount	Value
Computers (continued)
NCR Corp.
5.00%, due 7/15/22	$4,150,000	$4,077,375
6.375%, due 12/15/23	2,975,000	3,064,250

		17,339,382

Diversified Financial Services 0.5%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,309,689
GE Capital International Funding Co. 0.964%, due 4/15/16 (a)	3,183,000	3,182,373
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,791,442

		8,283,504

Electric 1.8%
Calpine Corp. 5.75%, due 1/15/25	5,095,000	4,827,512
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	3,000,000	3,386,055
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (a)	6,000,000	6,166,428
IPALCO Enterprises, Inc.
3.45%, due 7/15/20 (a)	1,375,000	1,357,813
5.00%, due 5/1/18	1,000,000	1,055,000
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,781,075
PPL Capital Funding, Inc. 5.00%, due 3/15/44	1,000,000	1,059,978
PPL WEM, Ltd. / Western Power Distribution, Ltd. 3.90%, due 5/1/16 (a)	950,000	961,042
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	683,602
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,661,680

		28,940,185

Electronics 0.0%‡
Corning, Inc. 6.625%, due 5/15/19	500,000	565,911

Engineering & Construction 0.4%
MasTec, Inc. 4.875%, due 3/15/23	3,605,000	3,019,187
SBA Tower Trust 2.933%, due 12/15/42 (a)	3,225,000	3,263,061

		6,282,248

Entertainment 0.4%
Isle of Capri Casinos, Inc. 8.875%, due 6/15/20	450,000	483,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	$450,000	$498,375
8.75%, due 5/15/20	1,000,000	1,041,250
Scientific Games International, Inc. 7.00%, due 1/1/22 (a)	4,000,000	4,020,000

		6,043,375

Finance—Auto Loans 0.3%
Ally Financial, Inc.
5.50%, due 2/15/17	722,000	749,075
6.25%, due 12/1/17	53,000	56,577
7.50%, due 9/15/20	166,000	193,805
8.00%, due 11/1/31	3,580,000	4,340,750

		5,340,207

Finance—Consumer Loans 0.6%
Navient Corp.
5.00%, due 10/26/20	500,000	468,125
6.00%, due 1/25/17	3,935,000	4,038,097
Springleaf Finance Corp. 6.00%, due 6/1/20	5,000,000	5,062,500

		9,568,722

Finance—Credit Card 0.3%
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,046,000	2,980,593
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,513,606

		4,494,199

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	275,000	307,636
Jefferies Group LLC
5.125%, due 1/20/23	1,190,000	1,190,954
6.45%, due 6/8/27	1,960,000	2,043,964
8.50%, due 7/15/19	2,800,000	3,297,829

		6,840,383

Finance—Leasing Companies 0.1%
International Lease Finance Corp. 5.75%, due 5/15/16	2,070,000	2,107,529

Finance—Mortgage Loan/Banker 0.6%
Countrywide Financial Corp. 6.25%, due 5/15/16	8,615,000	8,844,788

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	2,255,000	2,322,650
6.00%, due 8/1/20	4,090,000	4,268,937

		6,591,587

	Principal Amount	Value
Food 0.7%
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	$4,375,000	$4,247,438
Tyson Foods, Inc. 5.15%, due 8/15/44	6,000,000	6,286,872

		10,534,310

Food Services 0.3%
Aramark Services, Inc. 5.75%, due 3/15/20	4,215,000	4,399,406

Forest Products & Paper 0.0%‡
Georgia-Pacific LLC 8.875%, due 5/15/31	50,000	71,573

Health Care—Products 0.9%
Alere, Inc. 6.50%, due 6/15/20	4,963,000	5,124,297
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (a)	475,000	451,545
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	8,900,000	8,757,547

		14,333,389

Health Care—Services 2.7%
Anthem, Inc.
2.30%, due 7/15/18	7,949,000	7,988,387
4.65%, due 1/15/43	3,895,000	3,830,639
CHS / Community Health Systems, Inc.
6.875%, due 2/1/22	450,000	453,375
7.125%, due 7/15/20	3,750,000	3,843,750
Cigna Corp. 3.25%, due 4/15/25	3,730,000	3,628,932
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	3,950,000	4,147,500
Fresenius Medical Care U.S. Finance, Inc. 5.75%, due 2/15/21 (a)	825,000	895,125
6.875%, due 7/15/17	1,250,000	1,343,750
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (a)	2,690,000	2,925,375
6.50%, due 9/15/18 (a)	65,000	71,338
HCA, Inc. 5.00%, due 3/15/24	6,000,000	6,180,000
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (a)	5,475,000	5,584,500
Roche Holdings, Inc. 6.00%, due 3/1/19 (a)	788,000	891,559
Tenet Healthcare Corp. 8.125%, due 4/1/22	450,000	475,875

		42,260,105

14	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders 1.5%
CalAtlantic Group, Inc. 5.875%, due 11/15/24	$5,820,000	$6,111,000
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (a)	475,000	446,500
KB Home 7.25%, due 6/15/18	6,450,000	6,901,500
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,539,996
TRI Pointe Holdings, Inc.
4.375%, due 6/15/19	500,000	496,875
5.875%, due 6/15/24	3,180,000	3,180,000

		23,675,871

Home Furnishing 0.6%
Whirlpool Corp. (MTN) 4.85%, due 6/15/21	8,850,000	9,637,517

Housewares 0.3%
Tupperware Brands Corp. 4.75%, due 6/1/21	4,785,000	4,951,714

Insurance 4.2%
Genworth Holdings, Inc.
4.90%, due 8/15/23	3,487,000	2,641,403
8.625%, due 12/15/16	4,300,000	4,472,000
Hartford Financial Services Group, Inc. (The)
6.00%, due 1/15/19	600,000	667,811
6.10%, due 10/1/41	4,495,000	5,386,561
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (a)	2,020,000	2,070,336
6.50%, due 3/15/35 (a)	335,000	398,102
6.50%, due 5/1/42 (a)	3,675,000	4,391,677
Markel Corp.
3.625%, due 3/30/23	2,515,000	2,507,138
5.00%, due 3/30/43	2,500,000	2,540,543
♦Protective Life Corp.
6.40%, due 1/15/18	3,050,000	3,323,542
7.375%, due 10/15/19	4,180,000	4,914,919
8.45%, due 10/15/39	4,670,000	6,192,812
Prudential Financial, Inc. 7.375%, due 6/15/19	6,550,000	7,695,451
Travelers Cos., Inc. (The) 6.25%, due 6/20/16	1,200,000	1,242,212
Unum Group 7.125%, due 9/30/16	750,000	788,042
Validus Holdings, Ltd. 8.875%, due 1/26/40	2,570,000	3,305,498
Voya Financial, Inc.
2.90%, due 2/15/18	6,380,000	6,511,192
5.50%, due 7/15/22	3,520,000	3,985,488

	Principal Amount	Value
Insurance (continued)
XLIT, Ltd. 6.50%, due 10/29/49 (b)	$4,475,000	$3,569,708

		66,604,435

Iron & Steel 0.6%
AK Steel Corp. 7.625%, due 10/1/21	2,525,000	1,205,687
ArcelorMittal 7.75%, due 10/15/39	5,290,000	4,509,725
Cliffs Natural Resources, Inc. 4.875%, due 4/1/21	4,380,000	1,270,200
United States Steel Corp. 7.50%, due 3/15/22	3,600,000	2,781,000

		9,766,612

Leisure Time 0.2%
NCL Corp., Ltd. 5.25%, due 11/15/19 (a)	2,925,000	3,034,688

Lodging 1.4%
MGM Resorts International 6.00%, due 3/15/23	5,000,000	5,075,000
Wyndham Worldwide Corp.
2.50%, due 3/1/18	1,735,000	1,737,448
4.25%, due 3/1/22	6,370,000	6,446,064
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (a)	8,510,000	7,987,061

		21,245,573

Machinery—Construction & Mining 0.1%
Terex Corp. 6.00%, due 5/15/21	1,000,000	990,200

Machinery—Diversified 0.5%
Zebra Technologies Corp. 7.25%, due 10/15/22	7,100,000	7,747,875

Media 3.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	500,000	507,500
6.50%, due 4/30/21	5,000,000	5,246,875
CCO Safari II LLC 4.464%, due 7/23/22 (a)	4,000,000	4,057,992
Clear Channel Worldwide Holdings, Inc.
Series B 6.50%, due 11/15/22	1,145,000	1,193,663
Series B 7.625%, due 3/15/20	3,450,000	3,579,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.00%, due 3/1/21	$6,300,000	$6,887,097
DISH DBS Corp.
4.625%, due 7/15/17	600,000	616,500
5.875%, due 7/15/22	475,000	465,500
7.125%, due 2/1/16	955,000	966,603
iHeartCommunications, Inc. 9.00%, due 9/15/22	4,925,000	4,026,188
NBC Universal Media LLC
5.15%, due 4/30/20	7,900,000	8,922,489
5.95%, due 4/1/41	4,474,000	5,412,484
Time Warner Cable, Inc. 8.75%, due 2/14/19	7,000,000	8,205,540
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,542,382
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,546,234

		57,176,422

Mining 0.6%
Anglo American Capital PLC 9.375%, due 4/8/19 (a)	4,880,000	5,251,119
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	4,500,000	4,605,174

		9,856,293

Miscellaneous—Manufacturing 1.1%
Amsted Industries, Inc. 5.375%, due 9/15/24 (a)	5,850,000	5,776,875
Bombardier, Inc. 6.125%, due 1/15/23 (a)	1,855,000	1,437,625
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (a)	3,000,000	2,407,500
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (a)	265,000	328,657
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	5,685,000	4,206,900
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,221,792

		17,379,349

Oil & Gas 2.8%
BP Capital Markets PLC 3.20%, due 3/11/16	3,050,000	3,079,841
CHC Helicopter S.A. 9.25%, due 10/15/20	234,000	133,380
Chesapeake Energy Corp. 4.875%, due 4/15/22	2,760,000	1,711,200
6.625%, due 8/15/20	2,075,000	1,405,812

	Principal Amount	Value
Oil & Gas (continued)
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (c)(d)(e)	$225,000	$58,500
Chevron Corp. 1.961%, due 3/3/20	1,855,000	1,855,236
CITGO Petroleum Corp. 6.25%, due 8/15/22 (a)	4,025,000	3,944,500
Concho Resources, Inc. 5.50%, due 4/1/23	3,370,000	3,386,850
Continental Resources, Inc. 5.00%, due 9/15/22	5,250,000	4,718,437
Eni S.p.A. 4.15%, due 10/1/20 (a)	2,900,000	3,048,724
LINN Energy LLC / LINN Energy Finance Corp. 6.50%, due 9/15/21	575,000	126,500
Marathon Petroleum Corp. 6.50%, due 3/1/41	3,480,000	3,807,632
Sanchez Energy Corp. 6.125%, due 1/15/23	2,235,000	1,620,375
SM Energy Co. 5.00%, due 1/15/24	2,000,000	1,795,000
Valero Energy Corp. 6.125%, due 6/15/17	9,600,000	10,259,232
Whiting Petroleum Corp. 5.00%, due 3/15/19	4,100,000	3,895,000

		44,846,219

Oil & Gas Services 0.0%‡
Basic Energy Services, Inc. 7.75%, due 10/15/22	575,000	212,750

Packaging & Containers 0.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (a)	475,000	486,875
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (a)	3,000,000	3,058,140
Reynolds Group Issuer, Inc. 8.25%, due 2/15/21	475,000	493,406

		4,038,421

Pharmaceuticals 1.6%
Abbott Laboratories 2.00%, due 3/15/20	1,390,000	1,389,088
Actavis Funding SCS 4.75%, due 3/15/45	2,435,000	2,328,620
Cardinal Health, Inc. 1.95%, due 6/15/18	565,000	567,659
Eli Lilly & Co. 1.25%, due 3/1/18	8,500,000	8,502,031

16	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (a)	$4,015,000	$3,984,888
Zoetis, Inc. 3.25%, due 2/1/23	6,885,000	6,584,167
4.70%, due 2/1/43	2,745,000	2,423,876

		25,780,329

Pipelines 4.5%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20 (a)	6,190,000	6,174,463
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	408,000	424,807
Energy Transfer Equity, L.P. 5.875%, due 1/15/24	3,010,000	2,916,013
Energy Transfer Partners, L.P.
5.20%, due 2/1/22	3,500,000	3,482,360
6.05%, due 6/1/41	1,310,000	1,167,208
9.70%, due 3/15/19	2,000,000	2,367,752
EnLink Midstream Partners, L.P.
4.40%, due 4/1/24	4,130,000	3,887,974
5.60%, due 4/1/44	3,975,000	3,458,616
Hiland Partners, L.P. / Hiland Partners Finance Corp.
5.50%, due 5/15/22 (a)	7,350,000	7,156,879
7.25%, due 10/1/20 (a)	4,000,000	4,180,000
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	2,385,000	2,159,553
Kinder Morgan Finance Co. LLC 6.00%, due 1/15/18 (a)	3,720,000	3,917,149
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 4.875%, due 6/1/25	7,505,000	7,017,175
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	600,000	692,682
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,283,800
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	5,500,000	5,115,000
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19 (a)	3,070,000	3,177,450
6.25%, due 10/15/22 (a)	4,000,000	4,160,000
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	4,900,000	4,422,735

		71,161,616

	Principal Amount	Value
Real Estate 0.4%
ProLogis, L.P. 4.25%, due 8/15/23	$5,400,000	$5,630,548

Real Estate Investment Trusts 1.3%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	3,325,000	3,473,671
American Tower Corp. 4.50%, due 1/15/18	2,750,000	2,887,038
Crown Castle International Corp. 5.25%, due 1/15/23	126,000	135,607
Iron Mountain, Inc. 5.75%, due 8/15/24	6,175,000	6,205,875
Ventas Realty, L.P. / Ventas Capital Corp.
4.00%, due 4/30/19	2,920,000	3,058,338
4.25%, due 3/1/22	1,370,000	1,419,130
Welltower, Inc. 5.25%, due 1/15/22	3,000,000	3,264,057
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	153,342

		20,597,058

Retail 2.8%
CVS Health Corp. 2.80%, due 7/20/20	6,880,000	6,996,589
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(d)	70,188	77,403
Dollar Tree, Inc. 5.75%, due 3/1/23 (a)	3,470,000	3,656,513
L Brands, Inc. 8.50%, due 6/15/19	127,000	149,860
Macy’s Retail Holdings, Inc.
3.875%, due 1/15/22	5,500,000	5,597,697
6.90%, due 4/1/29	1,988,000	2,369,127
7.45%, due 7/15/17	5,500,000	6,016,230
Nordstrom, Inc. 5.00%, due 1/15/44	2,643,000	2,836,848
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,383,689
QVC, Inc.
4.45%, due 2/15/25	1,535,000	1,458,093
4.85%, due 4/1/24	1,550,000	1,515,323
Walgreens Boots Alliance, Inc. 3.30%, due 11/18/21	6,440,000	6,435,923

		43,493,295

Semiconductors 0.4%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (a)	5,860,000	6,050,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 2.3%
Crown Castle Towers LLC 5.495%, due 1/15/37 (a)	$3,578,000	$3,670,715
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	946,000	1,041,309
Intelsat Luxembourg S.A. 6.75%, due 6/1/18	475,000	421,563
Sprint Capital Corp.
6.875%, due 11/15/28	755,000	626,650
6.90%, due 5/1/19	475,000	456,000
8.75%, due 3/15/32	325,000	292,500
T-Mobile USA, Inc.
6.375%, due 3/1/25	500,000	501,250
6.731%, due 4/28/22	5,500,000	5,678,750
Telecom Italia Capital S.A. 7.721%, due 6/4/38	480,000	511,200
Telefonica Emisiones SAU
4.57%, due 4/27/23	7,610,000	8,001,557
5.462%, due 2/16/21	785,000	876,044
Verizon Communications, Inc.
3.45%, due 3/15/21	785,000	809,511
5.15%, due 9/15/23	9,680,000	10,789,386
6.55%, due 9/15/43	845,000	1,011,489
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,229,600

		35,917,524

Textiles 0.4%
Cintas Corp. No. 2 2.85%, due 6/1/16	5,480,000	5,530,356

Toys, Games & Hobbies 0.4%
Hasbro, Inc.
5.10%, due 5/15/44	4,045,000	3,914,104
6.35%, due 3/15/40	1,500,000	1,667,847

		5,581,951

Total Corporate Bonds (Cost $941,120,062)		925,801,670

Mortgage-Backed Securities 1.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.5%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.787%, due 4/10/49 (f)	2,560,000	2,649,899
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.427%, due 12/25/36 (a)(b)	104,926	94,880

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	$450,244	$452,945
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.35%, due 12/10/49 (f)	1,184,818	1,256,384
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B 6.228%, due 12/10/49 (f)	4,107,985	4,256,237
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,470,000	2,763,294
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2007-LDPX, Class A3 5.42%, due 1/15/49	3,317,042	3,427,872
Series 2007-CB18, Class A4 5.44%, due 6/12/47	2,122,059	2,170,144
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (b)	1,318,405	1,365,894
Morgan Stanley Capital I Trust Series 2007-IQ15, Class A4 5.917%, due 6/11/49 (f)	2,176,981	2,283,209
TimberStar Trust 1 Series 2006-1A, Class A 5.668%, due 10/15/36 (a)	160,000	165,384
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 5.952%, due 2/15/51 (f)	2,919,922	3,040,844

		23,926,986

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.80%, due 2/25/42 (a)(b)(c)(d)	316,657	259,712

Total Mortgage-Backed Securities (Cost $22,896,244)		24,186,698

U.S. Government & Federal Agencies 36.7%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	210	232

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.4%
2.50%, due 6/1/35 (b)	102,156	109,140
3.00%, due 6/1/43	8,477,865	8,568,778

18	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 12/1/41	$8,463,565	$8,823,431
3.50%, due 5/1/42	7,891,542	8,227,332
3.50%, due 2/1/43	7,650,451	7,973,744
3.50%, due 5/1/43	3,216,869	3,350,173
3.50%, due 5/1/44	10,940,982	11,450,950
4.00%, due 8/1/31	2,297,112	2,469,053
4.00%, due 1/1/41	2,765,145	2,991,140
4.00%, due 2/1/41	5,022,580	5,406,819
4.00%, due 4/1/41	1,342,723	1,443,611
4.00%, due 1/1/42	15,558,509	16,784,081
4.00%, due 6/1/42	5,869,319	6,330,922
4.00%, due 8/1/44	9,579,910	10,361,874
4.50%, due 9/1/39	387,178	429,099
4.50%, due 1/1/40	2,760,069	3,042,377
4.50%, due 12/1/40	1,942,321	2,157,691
4.50%, due 5/1/41	1,914,880	2,090,978
4.50%, due 6/1/41	8,595,600	9,442,675
4.50%, due 8/1/41	3,882,616	4,235,080
5.00%, due 8/1/33	232,846	258,411
5.50%, due 1/1/21	80,892	87,404
5.50%, due 2/1/33	81,375	90,635
5.50%, due 7/1/34	234,420	261,570
5.50%, due 4/1/37	12,385	13,727
5.50%, due 5/1/37	8,484	9,468
5.50%, due 7/1/37	41,572	46,366
5.50%, due 1/1/38	77,103	87,129
6.00%, due 2/1/27	53,173	59,993
6.00%, due 3/1/36	78,079	88,968
6.50%, due 4/1/37	126,371	144,423

		116,837,042

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.3%
3.00%, due 4/1/43	13,383,620	13,565,265
3.50%, due 2/1/41	7,733,569	8,066,514
3.50%, due 3/1/41	700,142	730,263
3.50%, due 11/1/41	12,685,850	13,246,383
3.50%, due 1/1/42	2,124,736	2,233,518
3.50%, due 3/1/42	7,244,017	7,557,351
3.50%, due 10/1/42	3,747,648	3,920,001
3.50%, due 2/1/43	3,597,350	3,775,815
3.50%, due 3/1/43	6,302,787	6,593,037
3.50%, due 5/1/43	3,215,818	3,353,889
3.50%, due 6/1/43	991,950	1,037,629
4.00%, due 9/1/31	1,778,866	1,913,182
4.00%, due 11/1/40	1,300,034	1,408,835
4.00%, due 1/1/41	3,589,613	3,882,460
4.00%, due 2/1/41	18,767,391	20,026,524
4.00%, due 3/1/41	3,559,503	3,858,139

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 10/1/41	$4,438,714	$4,811,111
4.00%, due 1/1/42	8,289,402	8,918,991
4.00%, due 2/1/42	2,266,140	2,418,986
4.00%, due 3/1/42	11,381,401	12,257,233
4.00%, due 7/1/42	2,487,528	2,682,025
4.00%, due 9/1/42	4,700,109	5,067,615
4.00%, due 9/1/44	7,183,273	7,650,775
4.50%, due 4/1/18	20,904	21,645
4.50%, due 7/1/18	123,595	127,983
4.50%, due 11/1/18	160,101	165,822
4.50%, due 6/1/23	202,523	213,988
4.50%, due 6/1/39	11,995,563	13,105,946
4.50%, due 8/1/39	4,405,527	4,868,103
4.50%, due 9/1/39	4,563,579	4,970,065
4.50%, due 1/1/40	672,044	729,664
4.50%, due 8/1/40	1,354,834	1,471,352
4.50%, due 9/1/40	8,772,821	9,593,766
4.50%, due 12/1/40	8,812,510	9,688,391
4.50%, due 7/1/41	4,208,095	4,628,155
4.50%, due 8/1/41	2,294,282	2,522,891
4.50%, due 8/1/42	2,416,219	2,657,664
5.00%, due 9/1/17	38,281	39,759
5.00%, due 9/1/20	27,989	29,069
5.00%, due 10/1/20	71,044	75,407
5.00%, due 12/1/20	110,726	117,393
5.00%, due 7/1/33	455,104	502,422
5.00%, due 10/1/33	195,313	216,222
5.00%, due 5/1/35	1,092,012	1,205,097
5.00%, due 6/1/35	1,959,371	2,167,918
5.00%, due 7/1/35	187,600	206,512
5.00%, due 1/1/36	227,958	251,334
5.00%, due 2/1/36	1,705,267	1,879,455
5.00%, due 5/1/36	622,333	685,780
5.00%, due 9/1/36	166,124	183,062
5.50%, due 2/1/17	16,562	16,834
5.50%, due 6/1/21	144,711	156,691
5.50%, due 6/1/33	1,072,862	1,207,985
5.50%, due 11/1/33	170,325	191,750
5.50%, due 12/1/33	126,138	142,184
5.50%, due 4/1/34	451,505	508,789
5.50%, due 5/1/34	619,614	698,272
5.50%, due 6/1/34	162,914	183,736
5.50%, due 3/1/35	226,103	255,221
5.50%, due 4/1/36	423,290	475,905
5.50%, due 12/1/36	111,878	125,371
5.50%, due 1/1/37	527,112	602,532
5.50%, due 4/1/37	352,526	395,065
5.50%, due 7/1/37	503,594	576,812
5.50%, due 8/1/37	146,697	165,090
5.50%, due 9/1/37	3,527	3,953

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 8/1/17	$5,184	$5,320
6.00%, due 1/1/33	63,886	73,073
6.00%, due 3/1/33	67,702	77,498
6.00%, due 8/1/34	2,814	3,206
6.00%, due 9/1/35	182,347	209,861
6.00%, due 6/1/36	72,077	81,614
6.00%, due 12/1/36	134,685	153,323
6.00%, due 4/1/37	53,871	59,010
6.00%, due 9/1/37	19,330	21,888
6.00%, due 10/1/37	238,706	261,876
6.00%, due 11/1/37	16,845	19,096
6.00%, due 1/1/38	2,553	2,898
6.00%, due 11/1/38	132,936	150,525
6.50%, due 6/1/31	22,464	25,675
6.50%, due 8/1/31	14,212	16,855
6.50%, due 10/1/31	11,087	12,673
6.50%, due 6/1/32	32,758	37,441
6.50%, due 6/1/36	8,011	9,510
6.50%, due 7/1/36	15,951	18,321
6.50%, due 8/1/36	1,872	2,139
6.50%, due 11/1/36	81,980	94,359
6.50%, due 2/1/37	32,224	37,845
6.50%, due 7/1/37	7,129	8,273
6.50%, due 8/1/37	25,789	29,476
6.50%, due 9/1/37	69,146	79,032
6.50%, due 3/1/38	110,360	126,138

		208,623,521

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.7%
4.00%, due 11/20/40	556,718	597,524
4.00%, due 12/20/44	9,396,258	10,003,922
6.00%, due 2/15/29	11,457	12,988
6.00%, due 4/15/29	69,628	80,763
6.00%, due 8/15/32	143,212	166,313
6.50%, due 7/15/28	19,250	22,516
6.50%, due 5/15/29	9,856	11,405

		10,895,431

♦United States Treasury Bonds 4.8%
2.75%, due 11/15/42	9,610,000	9,289,420
2.875%, due 5/15/43	12,406,000	12,267,077
3.00%, due 11/15/44	32,555,000	32,925,476
3.125%, due 8/15/44	7,075,000	7,338,381
5.375%, due 2/15/31	8,650,000	11,882,263
6.25%, due 5/15/30	1,240,000	1,820,830

		75,523,447

♦United States Treasury Notes 10.5%
1.00%, due 11/30/19	6,260,000	6,164,961
1.25%, due 10/31/18	2,395,000	2,408,659

	Principal Amount	Value
United States Treasury Notes (continued)
1.25%, due 1/31/20	$36,850,000	$36,588,991
1.375%, due 9/30/18	1,700,000	1,717,000
2.00%, due 7/31/20	13,500,000	13,798,471
2.00%, due 8/31/21	6,000,000	6,088,908
2.125%, due 8/31/20	32,465,000	33,358,632
2.125%, due 5/15/25	11,025,000	11,001,748
2.25%, due 11/15/24	28,500,000	28,805,776
2.50%, due 5/15/24	23,795,000	24,591,895

		164,525,041

United States Treasury Strip Principal 0.0%‡
(zero coupon), due 8/15/23	820,000	701,469

Total U.S. Government & Federal Agencies (Cost $572,458,453)		577,106,183

Total Long-Term Bonds (Cost $1,537,078,426)		1,527,757,012

	Shares
Common Stock 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. (c)(d)(e)	2	869

Total Common Stock (Cost $4)		869

	Principal Amount
Short-Term Investment 3.7%
Repurchase Agreement 3.7%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/02/15 Proceeds at Maturity $58,696,352 (Collateralized by a Federal National Mortgage Association security with a rate of 1.75% and a maturity date of 2/12/20, with a Principal Amount of $59,500,000 and a Market Value of $59,871,875)	$58,696,352	58,696,352

Total Short-Term Investment (Cost $58,696,352)		58,696,352

Total Investments (Cost $1,595,774,782) (g)	100.8%	1,586,454,233
Other Assets, Less Liabilities	(0.8)	(13,084,231)
Net Assets	100.0%	$1,573,370,002

20	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(c)	Illiquid security—As of October 31, 2015, the total market value of securities deemed illiquid under procedures approved by the Board of Trustees was $319,081, which represented less than one-tenth of a percent of the Fund’s net assets.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of these securities was $396,484, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Restricted security.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2015.

(g)	As of October 31, 2015, cost was $1,595,816,504 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$25,035,245
Gross unrealized depreciation	(34,397,516)

Net unrealized depreciation	$(9,362,271)

As of October 31, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	GBP	3,123,000	$4,743,653	$70,144

Foreign Currency Sales Contracts				Contract Amount Sold	Contract Amount Purchased
Pound Sterling vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	GBP	5,731,000	8,841,500	7,729
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$77,873

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(2,012)	December 2015	$(439,936,375)	$359,758
5-Year United States Treasury Note	(371)	December 2015	(44,435,946)	91,933
10-Year United States Treasury Note	(687)	December 2015	(87,721,312)	288,317
United States Treasury Long Bond	202	December 2015	31,600,375	(417,069)

			$(540,493,258)	$322,939

1.	As of October 31, 2015, cash in the amount of $2,105,725 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

The following abbreviations are used in the preceding pages:

GBP —British Pound Sterling

MTN —Medium Term Note

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$662,461	$—	$662,461
Corporate Bonds (b)	—	925,743,170	58,500	925,801,670
Mortgage-Backed Securities (c)	—	23,926,986	259,712	24,186,698
U.S. Government & Federal Agencies	—	577,106,183	—	577,106,183

Total Long-Term Bonds	—	1,527,438,800	318,212	1,527,757,012

Common Stock (d)	—	—	869	869
Short-Term Investment
Repurchase Agreement	—	58,696,352	—	58,696,352

Total Investments in Securities	—	1,586,135,152	$319,081	1,586,454,233

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	77,873	—	77,873
Futures Contracts Short (e)	740,008	—	—	740,008

Total Other Financial Instruments	740,008	77,873	—	817,881

Total Investments in Securities and Other Financial Instruments	$740,008	$1,586,213,025	$319,081	$1,587,272,114

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (e)	$(417,069)	$—	$—	$(417,069)

Total Other Financial Instruments	$(417,069)	$—	$—	$(417,069)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $58,500 is held in Oil & Gas within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $259,712 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $869 is held in Media within the Common Stock section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended October 31, 2015, a corporate bond with a total value of $84,641 was transferred from Level 3 to Level 2. The transfer occurred as a result of the corporate bond using a observable inputs for valuation measurement at October 31, 2015.

22	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2015 (a)
Long-Term Bonds
Corporate Bonds
Oil & Gas	$—	$—	$—	$58,500	(b)	$—	$—		$—	$—	$58,500	$58,500
Retail	84,641	—	—	—		—	—		—	(84,641)	—	—
Mortgage- Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	269,328	—	—	10,386		—	(20,002	)(c)	—	—	259,712	6,385
Common Stock
Media	757	—	—	112		—	—		—	—	869	112

Total	$354,726	$—	$—	$68,998		$—	$(20,002)		$—	$(84,641)	$319,081	$64,997

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Fund received the security as part of a class action brought against the issuer.

(c)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $1,595,774,782)	$1,586,454,233
Cash collateral on deposit at broker	2,105,725
Cash denominated in foreign currencies (identified cost $118,039)	118,321
Cash	449,696
Receivables:
Dividends and interest	14,595,052
Investment securities sold	8,161,996
Fund shares sold	1,786,943
Variation margin on futures contracts	194,914
Other assets	64,368
Unrealized appreciation on foreign currency forward contracts	77,873

Total assets	1,614,009,121

Liabilities
Due to broker	449,254
Payables:
Investment securities purchased	33,486,067
Fund shares redeemed	4,815,628
Transfer agent (See Note 3)	826,000
Manager (See Note 3)	338,328
NYLIFE Distributors (See Note 3)	138,354
Shareholder communication	49,226
Professional fees	33,641
Custodian	4,635
Trustees	4,095
Accrued expenses	11,698
Dividend payable	482,193

Total liabilities	40,639,119

Net assets	$1,573,370,002

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$150,412
Additional paid-in capital	1,596,499,834

1,596,650,246
Undistributed net investment income	91,539
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(14,452,508)
Net unrealized appreciation (depreciation) on investments and futures contracts	(8,997,610)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	78,335

Net assets	$1,573,370,002

Class A
Net assets applicable to outstanding shares	$507,633,244

Shares of beneficial interest outstanding	48,550,623

Net asset value per share outstanding	$10.46
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.95

Investor Class
Net assets applicable to outstanding shares	$8,350,325

Shares of beneficial interest outstanding	794,214

Net asset value per share outstanding	$10.51
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.01

Class B
Net assets applicable to outstanding shares	$6,205,442

Shares of beneficial interest outstanding	592,701

Net asset value and offering price per share outstanding	$10.47

Class C
Net assets applicable to outstanding shares	$24,258,625

Shares of beneficial interest outstanding	2,314,347

Net asset value and offering price per share outstanding	$10.48

Class I
Net assets applicable to outstanding shares	$1,021,723,773

Shares of beneficial interest outstanding	97,662,695

Net asset value and offering price per share outstanding	$10.46

Class R1
Net assets applicable to outstanding shares	$3,906,622

Shares of beneficial interest outstanding	373,519

Net asset value and offering price per share outstanding	$10.46

Class R2
Net assets applicable to outstanding shares	$1,265,936

Shares of beneficial interest outstanding	121,074

Net asset value and offering price per share outstanding	$10.46

Class R6
Net assets applicable to outstanding shares	$26,035

Shares of beneficial interest outstanding	2,489

Net asset value and offering price per share outstanding	$10.46

24	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$59,241,119
Dividends	283

Total income	59,241,402

Expenses
Manager (See Note 3)	8,368,363
Transfer agent (See Note 3)	4,865,124
Distribution/Service—Class A (See Note 3)	1,277,521
Distribution/Service—Investor Class (See Note 3)	19,823
Distribution/Service—Class B (See Note 3)	67,025
Distribution/Service—Class C (See Note 3)	262,215
Distribution/Service—Class R2 (See Note 3)	1,634
Registration	221,792
Professional fees	138,285
Shareholder communication	135,305
Custodian	55,965
Trustees	33,137
Shareholder service (See Note 3)	4,594
Miscellaneous	49,180

Total expenses before waiver/reimbursement	15,499,963
Expense waiver/reimbursement from Manager (See Note 3)	(2,870,161)

Net expenses	12,629,802

Net investment income (loss)	46,611,600

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,247,268)
Futures transactions	(9,062,480)
Foreign currency transactions	236,239

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(12,073,509)

Net change in unrealized appreciation (depreciation) on:
Investments	(41,135,326)
Futures contracts	1,739,651
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(15,226)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(39,410,901)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(51,484,410)

Net increase (decrease) in net assets resulting from operations	$(4,872,810)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$46,611,600	$28,701,572
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(12,073,509)	(2,289,602)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(39,410,901)	11,445,744

Net increase (decrease) in net assets resulting from operations	(4,872,810)	37,857,714

Dividends and distributions to shareholders:
From net investment income:
Class A	(13,092,038)	(2,261,973)
Investor Class	(208,027)	(225,484)
Class B	(125,040)	(161,780)
Class C	(484,885)	(563,667)
Class I	(32,478,277)	(25,557,883)
Class R1	(117,706)	(959)
Class R2	(16,727)	(809)
Class R6	(669)	—

	(46,523,369)	(28,772,555)

From net realized gain on investments:
Class A	(1,274,521)	(37,168)
Investor Class	(29,982)	(5,320)
Class B	(26,068)	(4,959)
Class C	(104,212)	(17,927)
Class I	(3,755,344)	(477,982)
Class R1	(15,833)	(17)
Class R2	(104)	(17)

	(5,206,064)	(543,390)

Total dividends and distributions to shareholders	(51,729,433)	(29,315,945)

Capital share transactions:
Net proceeds from sale of shares	849,937,751	543,467,001
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	45,884,906	28,808,224
Cost of shares redeemed	(484,149,898)	(228,458,339)

Increase (decrease) in net assets derived from capital share transactions	411,672,759	343,816,886

Net increase (decrease) in net assets	355,070,516	352,358,655

	2015	2014
Net Assets
Beginning of year	$1,218,299,486	$865,940,831

End of year	$1,573,370,002	$1,218,299,486

Undistributed (distributions in excess of) net investment income at end of year	$91,539	$(24,941)

26	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014		2013		2012		2011
Net asset value at beginning of year	$10.82	$10.71		$11.14		$10.85		$10.89

Net investment income (loss)	0.27	0.34		0.34		0.35		0.39
Net realized and unrealized gain (loss) on investments	(0.32)	0.12		(0.39)		0.50		0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00	‡	(0.00	)‡	—		—

Total from investment operations	(0.05)	0.46		(0.05)		0.85		0.48

Less dividends and distributions:
From net investment income	(0.27)	(0.34)		(0.35)		(0.36)		(0.44)
From net realized gain on investments	(0.04)	(0.01)		(0.03)		(0.20)		(0.08)

Total dividends and distributions	(0.31)	(0.35)		(0.38)		(0.56)		(0.52)

Net asset value at end of year	$10.46	$10.82		$10.71		$11.14		$10.85

Total investment return (a)	(0.43%)	4.33%		(0.45%)		8.20%		4.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56%	3.11%		3.11%		3.27%		3.62%
Net expenses	1.08%	0.86%		0.89%		0.89%		0.93%
Expenses (before waiver/reimbursement)	1.11%	0.96%		0.97%		0.98%		1.03%
Portfolio turnover rate	28%	26	%(b)	65	% (b)	65	%(b)	104	%(b)
Net assets at end of year (in 000’s)	$507,633	$324,814		$58,425		$66,161		$47,432

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38% and 65% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Investor Class	2015	2014		2013		2012		2011
Net asset value at beginning of year	$10.88	$10.77		$11.20		$10.90		$10.94

Net investment income (loss)	0.28	0.34		0.33		0.34		0.38
Net realized and unrealized gain (loss) on investments	(0.33)	0.11		(0.40)		0.51		0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00	‡	(0.00	)‡	—		—

Total from investment operations	(0.05)	0.45		(0.07)		0.85		0.47

Less dividends and distributions:
From net investment income	(0.28)	(0.33)		(0.33)		(0.35)		(0.43)
From net realized gain on investments	(0.04)	(0.01)		(0.03)		(0.20)		(0.08)

Total dividends and distributions	(0.32)	(0.34)		(0.36)		(0.55)		(0.51)

Net asset value at end of year	$10.51	$10.88		$10.77		$11.20		$10.90

Total investment return (a)	(0.46%)	4.16%		(0.57%)		8.14%		4.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.64%	3.03%		3.00%		3.16%		3.55%
Net expenses	1.01%	1.01%		1.00%		1.00%		1.03%
Expenses (before waiver/reimbursement)	1.03%	1.10%		1.09%		1.09%		1.13%
Portfolio turnover rate	28%	26	%(b)	65	% (b)	65	%(b)	104	%(b)
Net assets at end of year (in 000’s)	$8,350	$7,590		$8,352		$8,670		$6,013

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38% and 65% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014		2013		2012		2011
Net asset value at beginning of year	$10.84	$10.72		$11.15		$10.86		$10.90

Net investment income (loss)	0.20	0.25		0.25		0.26		0.30
Net realized and unrealized gain (loss) on investments	(0.33)	0.12		(0.40)		0.50		0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00	‡	(0.00	)‡	—		—

Total from investment operations	(0.13)	0.37		(0.15)		0.76		0.39

Less dividends and distributions:
From net investment income	(0.20)	(0.24)		(0.25)		(0.27)		(0.35)
From net realized gain on investments	(0.04)	(0.01)		(0.03)		(0.20)		(0.08)

Total dividends and distributions	(0.24)	(0.25)		(0.28)		(0.47)		(0.43)

Net asset value at end of year	$10.47	$10.84		$10.72		$11.15		$10.86

Total investment return (a)	(1.21%)	3.50%		(1.33%)		7.27%		3.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	2.28%		2.24%		2.41%		2.81%
Net expenses	1.76%	1.76%		1.75%		1.75%		1.78%
Expenses (before waiver/reimbursement)	1.78%	1.85%		1.84%		1.84%		1.88%
Portfolio turnover rate	28%	26	%(b)	65	% (b)	65	%(b)	104	%(b)
Net assets at end of year (in 000’s)	$6,205	$6,794		$7,896		$10,129		$7,815

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38% and 65% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class C	2015	2014		2013		2012		2011
Net asset value at beginning of year	$10.85	$10.73		$11.17		$10.87		$10.91

Net investment income (loss)	0.20	0.25		0.25		0.26		0.30
Net realized and unrealized gain (loss) on investments	(0.33)	0.12		(0.41)		0.51		0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00	‡	(0.00	)‡	—		—

Total from investment operations	(0.13)	0.37		(0.16)		0.77		0.39

Less dividends and distributions:
From net investment income	(0.20)	(0.24)		(0.25)		(0.27)		(0.35)
From net realized gain on investments	(0.04)	(0.01)		(0.03)		(0.20)		(0.08)

Total dividends and distributions	(0.24)	(0.25)		(0.28)		(0.47)		(0.43)

Net asset value at end of year	$10.48	$10.85		$10.73		$11.17		$10.87

Total investment return (a)	(1.20%)	3.49%		(1.42%)		7.36%		3.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	2.28%		2.24%		2.41%		2.80%
Net expenses	1.75%	1.76%		1.75%		1.75%		1.78%
Expenses (before waiver/reimbursement)	1.78%	1.85%		1.84%		1.84%		1.88%
Portfolio turnover rate	28%	26	%(b)	65	% (b)	65	%(b)	104	%(b)
Net assets at end of year (in 000’s)	$24,259	$26,485		$28,683		$39,141		$27,052

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38% and 65% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

28	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014		2013		2012		2011
Net asset value at beginning of year	$10.83	$10.72		$11.15		$10.85		$10.89

Net investment income (loss)	0.32	0.37		0.38		0.38		0.43
Net realized and unrealized gain (loss) on investments	(0.33)	0.12		(0.40)		0.51		0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00	‡	(0.00	)‡	—		—

Total from investment operations	(0.01)	0.49		(0.02)		0.89		0.52

Less dividends and distributions:
From net investment income	(0.32)	(0.37)		(0.38)		(0.39)		(0.48)
From net realized gain on investments	(0.04)	(0.01)		(0.03)		(0.20)		(0.08)

Total dividends and distributions	(0.36)	(0.38)		(0.41)		(0.59)		(0.56)

Net asset value at end of year	$10.46	$10.83		$10.72		$11.15		$10.85

Total investment return (a)	(0.05%)	4.60%		(0.17%)		8.61%		4.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%	3.43%		3.41%		3.55%		3.98%
Net expenses	0.60%	0.60%		0.60%		0.60%		0.60%
Expenses (before waiver/reimbursement)	0.86%	0.71%		0.72%		0.73%		0.78%
Portfolio turnover rate	28%	26	%(b)	65	% (b)	65	%(b)	104	%(b)
Net assets at end of year (in 000’s)	$1,021,724	$852,556		$762,533		$756,608		$533,433

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38% and 65% for the years ended October 31, 2014, 2013, 2012 and 2011, respectively.

	Year ended October 31,					June 29, 2012** through October 31,
Class R1	2015	2014		2013		2012
Net asset value at beginning of period	$10.83	$10.72		$11.15		$10.87

Net investment income (loss)	0.31	0.36		0.36		0.12
Net realized and unrealized gain (loss) on investments	(0.33)	0.12		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00	‡	(0.00	) ‡	—

Total from investment operations	(0.02)	0.48		(0.03)		0.40

Less dividends and distributions:
From net investment income	(0.31)	(0.36)		(0.37)		(0.12)
From net realized gain on investments	(0.04)	(0.01)		(0.03)		—

Total dividends and distributions	(0.35)	(0.37)		(0.40)		(0.12)

Net asset value at end of period	$10.46	$10.83		$10.72		$11.15

Total investment return (a)	(0.14%)	4.49%		(0.27%)		3.70	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.95%	3.31%		3.30%		3.36	%††
Net expenses	0.70%	0.70%		0.70%		0.73	%††
Expenses (before waiver/reimbursement)	0.96%	0.81%		0.82%		0.82	%††
Portfolio turnover rate	28%	26	%(c)	65	% (c)	65	%(c)
Net assets at end of period (in 000’s)	$3,907	$34		$26		$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and the period ended October 31, 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,					June 29, 2012** through October 31,
Class R2	2015	2014		2013		2012
Net asset value at beginning of period	$10.82	$10.71		$11.14		$10.86

Net investment income (loss)	0.29	0.34		0.33		0.11
Net realized and unrealized gain (loss) on investments	(0.33)	0.11		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	(0.04)	0.45		(0.06)		0.39

Less dividends and distributions:
From net investment income	(0.28)	(0.33)		(0.34)		(0.11)
From net realized gain on investments	(0.04)	(0.01)		(0.03)		—

Total dividends and distributions	(0.32)	(0.34)		(0.37)		(0.11)

Net asset value at end of period	$10.46	$10.82		$10.71		$11.14

Total investment return (a)	(0.35%)	4.24%		(0.52%)		3.62	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%	3.09%		3.04%		3.10	%††
Net expenses	0.95%	0.95%		0.95%		0.98	%††
Expenses (before waiver/reimbursement)	1.20%	1.06%		1.07%		1.07	%††
Portfolio turnover rate	28%	26	%(c)	65	% (c)	65	%(c)
Net assets at end of period (in 000’s)	$1,266	$27		$26		$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and the period ended October 31, 2012, respectively.

Class R6	December 29, 2014** through October 31, 2015
Net asset value at beginning of period	$10.71

Net investment income (loss)	0.27
Net realized and unrealized gain (loss) on investments	(0.25)

Total from investment operations	0.02

Less dividends:
From net investment income	(0.27)

Net asset value at end of period	$10.46

Total investment return (a)(b)	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.07%††
Net expenses	0.53%††
Expenses (before waiver/reimbursement)	0.55%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$26

**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

30	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Total Return Bond Fund (formerly known as MainStay Intermediate Term Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

31

Notes to Financial Statements (continued)

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held securities with a value of $319,081 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be

32	MainStay Total Return Bond Fund

somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or

33

Notes to Financial Statements (continued)

retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost

of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the Fund did not hold any rights or warrants.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price

34	MainStay Total Return Bond Fund

for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(M)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(N)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$740,008	$740,008
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	77,873	—	77,873

Total Fair Value		$77,873	$740,008	$817,881

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(417,069)	$(417,069)

Total Fair Value		$—	$(417,069)	$(417,069)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

35

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(9,062,480)	$(9,062,480)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	363,390	—	363,390

Total Realized Gain (Loss)		$363,390	$(9,062,480)	$(8,699,090)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$1,739,651	$1,739,651
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(110,897)	—	(110,897)

Total Change in Unrealized Appreciation (Depreciation)		$(110,897)	$1,739,651	$1,628,754

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$29,242,680	$29,242,680
Futures Contracts Short	$—	$(606,868,698)	$(606,868,698)
Forward Contracts Long	$6,250,538	$—	$6,250,538
Forward Contracts Short	$(11,226,206)	$—	$(11,226,206)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion and 0.475% in excess of $1 billion. Prior to February 28, 2015, the Fund paid the Manager a monthly fee at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion. During the year ended October 31, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.52%.

Prior to February 28, 2015, New York Life Investments contractually agreed to waive a portion of its management fee so that the management fee did not exceed 0.50% up to $1 billion; and 0.475% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.60% of its average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1 and Class R2 shares of the Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $8,368,363 and waived its fees and/or reimbursed expenses in the amount of $2,870,161.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the

36	MainStay Total Return Bond Fund

calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R1 and R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$3,941
Class R2	653

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $22,584 and $4,080, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,646, $23,144 and $3,750, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,539,163
Investor Class	18,106
Class B	15,265
Class C	59,612
Class I	3,219,139
Class R1	11,870
Class R2	1,969

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$26,768	2.1%
Class R6	25,049	96.2

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$573,732	$(14,009,974)	$(482,193)	$(9,361,809)	$(23,280,244)

The difference between book-basis and-tax basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, wash sale adjustments and straddle loss deferrals. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$28,249	$(28,249)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and defaulted bonds.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $9,189,668 were available as shown in the table below, to the extent provided by the regulations to offset future realized

37

Notes to Financial Statements (continued)

gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$5,335	$3,855

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$47,407,628	$28,772,555
Long-Term Capital Gain	4,321,805	543,390
Total	$51,729,433	$29,315,945

Note 5–Restricted Securities

As of October 31, 2015, the Fund held the following restricted securities:

Security	Date of Acquisition	Principal Amount/ Shares	Cost	10/31/15 Value	Percent of Net Assets
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$225,000	$—	$58,500	0.0	%‡
ION Media Networks, Inc. Common Stock	3/12/10	2	4	869	0.0	‡
Total			$4	$59,369	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended

October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of U.S. government securities were $449,253 and $196,287, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $473,609 and $229,381, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	31,969,846	$343,668,822
Shares issued to shareholders in reinvestment of dividends and distributions	834,851	8,888,883
Shares redeemed	(14,277,361)	(151,409,711)

Net increase (decrease) in shares outstanding before conversion	18,527,336	201,147,994
Shares converted into Class A (See Note 1)	46,544	495,145
Shares converted from Class A (See Note 1)	(29,571)	(312,673)

Net increase (decrease)	18,544,309	$201,330,466

Year ended October 31, 2014:
Shares sold	26,298,565	$284,927,436
Shares issued to shareholders in reinvestment of dividends and distributions	188,500	2,033,964
Shares redeemed	(1,957,410)	(21,119,626)

Net increase (decrease) in shares outstanding before conversion	24,529,655	265,841,774
Shares converted into Class A (See Note 1)	45,614	492,411
Shares converted from Class A (See Note 1)	(24,207)	(261,793)

Net increase (decrease)	24,551,062	$266,072,392

38	MainStay Total Return Bond Fund

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	220,706	$2,365,266
Shares issued to shareholders in reinvestment of dividends and distributions	22,002	235,341
Shares redeemed	(159,111)	(1,704,351)

Net increase (decrease) in shares outstanding before conversion	83,597	896,256
Shares converted into Investor Class (See Note 1)	48,710	519,645
Shares converted from Investor Class (See Note 1)	(35,457)	(379,336)

Net increase (decrease)	96,850	$1,036,565

Year ended October 31, 2014:
Shares sold	111,485	$1,210,815
Shares issued to shareholders in reinvestment of dividends and distributions	21,007	227,624
Shares redeemed	(223,109)	(2,414,298)

Net increase (decrease) in shares outstanding before conversion	(90,617)	(975,859)
Shares converted into Investor Class (See Note 1)	46,925	508,700
Shares converted from Investor Class (See Note 1)	(34,806)	(377,500)

Net increase (decrease)	(78,498)	$(844,659)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	149,904	$1,606,189
Shares issued to shareholders in reinvestment of dividends and distributions	12,226	130,344
Shares redeemed	(165,933)	(1,767,203)

Net increase (decrease) in shares outstanding before conversion	(3,803)	(30,670)
Shares converted from Class B (See Note 1)	(30,271)	(322,781)

Net increase (decrease)	(34,074)	$(353,451)

Year ended October 31, 2014:
Shares sold	80,752	$874,861
Shares issued to shareholders in reinvestment of dividends and distributions	13,623	146,995
Shares redeemed	(170,474)	(1,838,325)

Net increase (decrease) in shares outstanding before conversion	(76,099)	(816,469)
Shares converted from Class B (See Note 1)	(33,542)	(361,818)

Net increase (decrease)	(109,641)	$(1,178,287)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	874,517	$9,362,841
Shares issued to shareholders in reinvestment of dividends and distributions	43,942	469,006
Shares redeemed	(1,044,665)	(11,179,852)

Net increase (decrease)	(126,206)	$(1,348,005)

Year ended October 31, 2014:
Shares sold	858,862	$9,341,590
Shares issued to shareholders in reinvestment of dividends and distributions	42,904	463,357
Shares redeemed	(1,133,378)	(12,251,902)

Net increase (decrease)	(231,612)	$(2,446,955)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	45,480,484	$486,738,742
Shares issued to shareholders in reinvestment of dividends and distributions	3,383,315	36,010,291
Shares redeemed	(29,902,162)	(317,045,250)

Net increase (decrease)	18,961,637	$205,703,783

Year ended October 31, 2014:
Shares sold	22,851,443	$247,105,681
Shares issued to shareholders in reinvestment of dividends and distributions	2,403,234	25,934,482
Shares redeemed	(17,714,355)	(190,834,175)

Net increase (decrease)	7,540,322	$82,205,988

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	446,749	$4,818,422
Shares issued to shareholders in reinvestment of dividends and distributions	12,540	133,541
Shares redeemed	(88,877)	(949,253)

Net increase (decrease)	370,412	$4,002,710

Year ended October 31, 2014:
Shares sold	606	$6,618
Shares issued to shareholders in reinvestment of dividends and distributions	90	976
Shares redeemed	(1)	(13)

Net increase (decrease)	695	$7,581

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	125,946	$1,351,527
Shares issued to shareholders in reinvestment of dividends and distributions	1,601	16,831
Shares redeemed	(8,956)	(94,278)

Net increase (decrease)	118,591	$1,274,080

Year ended October 31, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	77	826

Net increase (decrease)	77	$826

39

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended October 31, 2015 (a):
Shares sold	2,426	$25,942
Shares issued to shareholders in reinvestment of dividends and distributions	63	669

Net increase (decrease)	2,489	$26,611

(a)	Inception date was December 29, 2014.

Note 10–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay Total Return Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Total Return Bond Fund (formerly, MainStay Intermediate Term Bond Fund) (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Total Return Bond Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

41

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $4,321,805 as a long term capital gain distribution.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute From 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ form the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay Total Return Bond Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

44	MainStay Total Return Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

46	MainStay Total Return Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673261 MS291-15	MSTRB11-12/15 (NYLIM) NL229

MainStay U.S. Equity Opportunities Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.09 12.27%	15.58 16.89%	5.10 5.82%	2.48 2.48%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.88 12.04	15.35 16.66	4.90 5.61	2.73 2.73
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	10.39 11.32	15.78 15.78	4.82 4.82	3.45 3.45
Class I Shares	No Sales Charge		12.44	17.16	6.06	2.27

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Index[4]	4.86%	14.32%	6.39%
Average Lipper Alternative Active Extension Fund[5]	3.74	13.54	5.09

4.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Alternative Active Extension Fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,050.60	$12.25	$1,013.30	$12.03

Investor Class Shares	$1,000.00	$1,048.80	$12.96	$1,012.60	$12.73

Class C Shares	$1,000.00	$1,045.50	$16.81	$1,008.80	$16.51

Class I Shares	$1,000.00	$1,051.40	$10.96	$1,014.50	$10.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.37% for Class A, 2.51% for Investor Class, 3.26% for Class C and 2.12% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

Biotechnology	6.8%
Banks	6.7
Oil, Gas & Consumable Fuels	5.9
Internet Software & Services	5.4
Exchange Traded Fund	4.9
Pharmaceuticals	4.9
Specialty Retail	4.3
Insurance	3.9
Capital Markets	3.8
IT Services	3.8
Software	3.8
Food Products	3.7
Hotels, Restaurants & Leisure	3.7
Health Care Providers & Services	3.6
Technology Hardware, Storage & Peripherals	3.6
Aerospace & Defense	3.0
Communications Equipment	2.9
Electronic Equipment, Instruments & Components	2.9
Health Care Equipment & Supplies	2.7
Internet & Catalog Retail	2.6
Media	2.6
Diversified Telecommunication Services	2.3
Chemicals	2.2
Textiles, Apparel & Luxury Goods	2.2
Machinery	2.1
Real Estate Investment Trusts	2.1
Semiconductors & Semiconductor Equipment	2.1
Building Products	2.0
Auto Components	1.7
Diversified Financial Services	1.7
Professional Services	1.6
Automobiles	1.5
Beverages	1.4
Household Durables	1.4

Metals & Mining	1.2%
Wireless Telecommunication Services	1.2
Food & Staples Retailing	1.1
Energy Equipment & Services	1.0
Household Products	1.0
Industrial Conglomerates	1.0
Life Sciences Tools & Services	1.0
Multiline Retail	1.0
Health Care Technology	0.9
Trading Companies & Distributors	0.9
Commercial Services & Supplies	0.8
Electric Utilities	0.7
Real Estate Management & Development	0.7
Road & Rail	0.7
Thrifts & Mortgage Finance	0.7
Construction & Engineering	0.6
Airlines	0.5
Multi-Utilities	0.5
Electrical Equipment	0.4
Independent Power & Renewable Electricity Producers	0.4
Marine	0.4
Construction Materials	0.3
Paper & Forest Products	0.3
Tobacco	0.3
Air Freight & Logistics	0.2
Consumer Finance	0.2
Diversified Consumer Services	0.2
Personal Products	0.2
Containers & Packaging	0.1
Leisure Products	0.0 ‡
Short-Term Investment	1.6
Other Assets, Less Liabilities	–1.0
Investments Sold Short	–28.9

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay U.S. Equity Opportunities Fund

Top Ten Holdings or Issuers Held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	SPDR S&P 500 ETF Trust

2.	Apple, Inc.

3.	Alphabet, Inc. (Google)

4.	Microsoft Corp.

5.	Exxon Mobil Corp.
6.	JPMorgan Chase & Co.

7.	Gilead Sciences, Inc.

8.	Amazon.com, Inc.

9.	Johnson & Johnson

10.	AT&T, Inc.

Top Five Short Positions as of October 31, 2015 (Unaudited)

1.	TerraForm Power, Inc. Class A
2.	Boulder Brands, Inc.
3.	MBIA, Inc.
4.	Navient Corp.
5.	XPO Logistics, Inc.

9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni, Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay U.S. Equity Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay U.S. Equity Opportunities Fund returned 12.27% for Class A shares, 12.04% for Investor Class shares and 11.32% for Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned 12.44%. For the 12 months ended October 31, 2015, all share classes outperformed the 4.86% return of the Russell 1000® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also outperformed the 3.74% return of the Average Lipper2 Alternative Active Extension Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Russell 1000® Index resulted primarily from strong stock selection. More specifically, the Fund has the ability to establish both long and short positions and to invest in smaller, less-efficient securities. By “smaller and less efficient” we mean that when compared to larger companies, less information may be available to investors; less coverage may be provided by analysts; and in some cases, the companies may have a shorter operating history. These inefficiencies may result in certain securities being significantly over- or undervalued, a fact that the Fund was able to use to its advantage during the reporting period.

During the reporting period, the prospect of the Federal Reserve raising the federal funds target rate weighed on the performance of high-yielding stocks that are generally regarded as bond proxies. Utilities and real estate investment trusts (REITs), in particular, significantly underperformed the market during the reporting period. The Fund’s underweight exposure to these stocks made a positive contribution to the Fund’s performance relative to the Russell 1000® Index. (Contributions take weightings and total returns into account.) In addition, depressed oil and commodity prices presented severe headwinds to the energy and materials sectors, which added to Fund’s performance. In particular, the value added by the Fund in the energy sector was primarily attributable to short positions in the coal industry. Coal companies suffered because of declining demand, regulatory pressures and mounting pressure for clean energy.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Industrials, health care and information technology made the strongest sector contributions to the Fund’s performance relative to the Russell 1000® Index. Favorable stock selection helped the Fund’s relative performance in each of these sectors. Our decision to hold an underweight position in the industrials sector and overweight positions in the information technology and health care sectors also added to the Fund’s relative performance.

Utilities, consumer staples and telecommunication services were the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Index. Utilities was the only sector that had a negative total return during the reporting period, as a result of weak stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributions to absolute performance came from hardware, computers & peripherals company Apple; Internet & catalog retail company Amazon.com, and infrastructure software company Microsoft. Shares of Apple rose after the company announced strong earnings results and successfully released new products such as the Apple Watch, iPhone, iPad and Apple TV with touch remote. Apple also boosted its dividend and engaged in share buybacks. Shares of Amazon.com rallied after the company reported strong quarterly results. Investors were impressed with higher-than-expected profitability for Amazon.com’s cloud computing business. Shares of Microsoft appreciated under the leadership of Satya Nadella, as the company has transformed itself into a cloud-based software company with a subscription model for most of its offerings. Microsoft has also advanced its operating system to support all form factors with Windows 10 and has expanded its hardware offerings to include tablets and smartphones with the launches of Surface Pro 4, Surface Book and the Lumia 950 and 950 XL devices.

The most substantial detractors from the Fund’s absolute performance were oil & gas services & equipment company Nabors Industries, integrated oil company Chevron, and semiconductor devices company Micron Technology. Given the oil industry downturn, Nabors Industries has been subject to declining revenue and earnings. Falling oil prices since the summer of 2014 also took a toll on Chevron. Pricing pressure on dynamic random access memory, or DRAM, has long been a concern for

1.	See footnote on page 6 for more information on the Russell 1000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

10	MainStay U.S. Equity Opportunities Fund

key supplier Micron Technology. That, along with slowing semiconductor sales in a challenging personal computer market, hit Micron Technology’s stock hard during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Among the Fund’s purchases during the reporting period were shares of pharmaceuticals company AbbVie and automobile company Ford Motor. AbbVie was spun off from Abbott Labs two years ago. It is best known for its blockbuster Crohn’s disease and rheumatoid arthritis drug, Humira, which has provided excellent cash flow growth over the last two years. We believed that AbbVie’s shares were reasonably priced given its solid business prospects. Ford Motor continued its winning ways during the reporting period, delivering strong earnings as auto sales soared and low gas prices helped sales of sport utility vehicles and trucks. In our opinion, Ford Motor’s shares were attractively valued compared to shares of its peers using cash flow and sales measures.

The Fund trimmed its position in infrastructure software company Oracle during the reporting period. The company suffered as software revenues declined. We believe that Oracle is trying to catch up with the competition in the cloud space but still has a long way to go. Another position that the Fund trimmed was technology hardware, storage & peripherals company Apple. Our model deemed the stock expensive compared to its peers using sales measures.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund sectors that saw the most substantial weighting increases relative to the Russell 1000® Index were financials and utilities. The Fund reduced the degree to which it was underweight relative to the Index in the financials sector, most notably through investments in banks and insurance companies. Additions to the Fund’s utilities holdings reduced the degree to which the Fund was underweight relative to the Russell 1000® Index in that sector.

During the reporting period, the Fund’s most substantial reductions in sector weightings were in health care and information technology. In the health care sector, the Fund moved from an overweight position relative to the Russell 1000® Index to a slightly underweight position. The Fund’s overweight position relative to the Index in the information technology sector was decreased to a more modestly overweight position, as the Fund sold shares of technology hardware & equipment and software & services companies.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund’s most substantially overweight sector positions relative to the Russell 1000® Index were in consumer discretionary, information technology and telecommunication services. As of the same date, the Fund’s most substantially underweight sector positions relative to the Index were in consumer staples, utilities and materials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2015

	Shares	Value
Common Stocks 123.4%†
Aerospace & Defense 3.0%
Aerojet Rocketdyne Holdings, Inc. (a)	27,000	$457,380
Boeing Co. (The) (b)	36,800	5,448,976
Cubic Corp.	500	22,425
General Dynamics Corp.	14,513	2,156,342
Huntington Ingalls Industries, Inc.	42,943	5,150,583
Spirit AeroSystems Holdings, Inc. Class A (a)	96,400	5,084,136
Textron, Inc.	115,300	4,862,201
United Technologies Corp.	23,200	2,283,112

		25,465,155

Air Freight & Logistics 0.2%
FedEx Corp.	11,200	1,747,760

Airlines 0.5%
Hawaiian Holdings, Inc. (a)	4,464	154,901
SkyWest, Inc.	175,900	3,349,136
United Continental Holdings, Inc. (a)	15,501	934,865

		4,438,902

Auto Components 1.7%
Cooper Tire & Rubber Co.	74,200	3,100,818
Goodyear Tire & Rubber Co. (The)	160,300	5,264,252
Lear Corp.	38,913	4,866,460
Tower International, Inc. (a)	52,800	1,450,416

		14,681,946

Automobiles 1.5%
Ford Motor Co. (b)	472,100	6,991,801
General Motors Co.	85,328	2,978,800
Tesla Motors, Inc. (a)	3,700	765,641
Thor Industries, Inc.	43,700	2,363,296

		13,099,538

Banks 6.7%
Banco Latinoamericano de Comercio Exterior S.A. Class E	88,500	2,392,155
Bank of America Corp. (b)	609,483	10,227,125
BB&T Corp.	24,200	899,030
Citigroup, Inc.	97,168	5,166,422
Comerica, Inc.	87,000	3,775,800
Fifth Third Bancorp	189,099	3,602,336
First Republic Bank	57,902	3,781,580
Hancock Holding Co.	38,800	1,070,880
♦JPMorgan Chase & Co. (b)	194,619	12,504,271
KeyCorp	226,781	2,816,620
SunTrust Banks, Inc.	105,863	4,395,432
Wells Fargo & Co. (b)	119,267	6,457,115

		57,088,766

	Shares	Value
Beverages 1.4%
Coca-Cola Bottling Co. Consolidated	3,100	$654,751
Coca-Cola Co. (The)	39,389	1,668,124
PepsiCo., Inc. (b)	96,084	9,818,824

		12,141,699

Biotechnology 6.8%
AbbVie, Inc.	143,600	8,551,380
Acorda Therapeutics, Inc. (a)	93,808	3,380,840
Alder Biopharmaceuticals, Inc. (a)	1,300	41,574
AMAG Pharmaceuticals, Inc. (a)	72,600	2,904,000
Amgen, Inc. (b)	60,627	9,589,979
Biogen, Inc. (a)(b)	23,200	6,739,832
Celgene Corp. (a)	16,000	1,963,360
Emergent BioSolutions, Inc. (a)	35,900	1,154,185
♦Gilead Sciences, Inc. (b)	100,500	10,867,065
ImmunoGen, Inc. (a)	50,100	586,170
Infinity Pharmaceuticals, Inc. (a)	22,100	228,735
Insys Therapeutics, Inc. (a)	42,300	1,089,648
MacroGenics, Inc. (a)	34,614	1,075,457
Momenta Pharmaceuticals, Inc. (a)	53,200	873,012
NewLink Genetics Corp. (a)	48,600	1,859,922
Orexigen Therapeutics, Inc. (a)	368,200	1,119,328
Progenics Pharmaceuticals, Inc. (a)	111,700	819,878
Raptor Pharmaceutical Corp. (a)	171,300	933,585
Repligen Corp. (a)	18,800	624,912
Retrophin, Inc. (a)	44,500	851,285
Spectrum Pharmaceuticals, Inc. (a)	103,000	536,630
United Therapeutics Corp. (a)	12,700	1,862,201

		57,652,978

Building Products 2.0%
American Woodmark Corp. (a)	45,200	3,286,040
Apogee Enterprises, Inc.	18,200	901,446
Armstrong World Industries, Inc. (a)	54,500	2,704,290
Builders FirstSource, Inc. (a)	117,600	1,390,032
Owens Corning, Inc	109,500	4,985,535
Patrick Industries, Inc. (a)	15,000	608,700
Universal Forest Products, Inc.	40,600	2,948,778

		16,824,821

Capital Markets 3.8%
Ameriprise Financial, Inc.	19,200	2,214,912
Bank of New York Mellon Corp. (The) (b)	154,834	6,448,836
E*TRADE Financial Corp. (a)	14,100	401,991
Lazard, Ltd. Class A	106,440	4,930,301
Legg Mason, Inc.	109,500	4,900,125
LPL Financial Holdings, Inc.	86,492	3,684,559
Raymond James Financial, Inc.	63,900	3,521,529
State Street Corp. (b)	72,821	5,024,649
Waddell & Reed Financial, Inc. Class A	24,900	919,806

		32,046,708

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.
■	Among the Fund’s 5 largest short positions, as of October 31, 2015. May be subject to change daily.

12	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Chemicals 2.2%
A. Schulman, Inc.	18,800	$674,732
Dow Chemical Co. (The) (b)	141,000	7,285,470
Eastman Chemical Co.	14,200	1,024,814
Kraton Performance Polymers, Inc. (a)	34,000	693,260
LyondellBasell Industries N.V. Class A (b)	61,593	5,722,606
Mosaic Co. (The)	60,300	2,037,537
Stepan Co.	20,100	1,063,893
Trinseo S.A. (a)	18,900	613,305

		19,115,617

Commercial Services & Supplies 0.8%
Clean Harbors, Inc. (a)	37,100	1,724,779
R.R. Donnelley & Sons Co.	108,600	1,832,082
Waste Management, Inc.	55,100	2,962,176

		6,519,037

Communications Equipment 2.9%
Arris Group, Inc. (a)	54,600	1,542,996
Brocade Communications Systems, Inc.	439,800	4,582,716
Cisco Systems, Inc.	163,525	4,717,696
EchoStar Corp. Class A (a)	72,719	3,259,993
Harris Corp.	53,600	4,241,368
Ixia (a)	20,200	291,082
Juniper Networks, Inc.	113,200	3,553,348
NETGEAR, Inc. (a)	43,000	1,780,200
Palo Alto Networks, Inc. (a)	2,444	393,484
Polycom, Inc. (a)	21,400	294,892

		24,657,775

Construction & Engineering 0.6%
Comfort Systems USA, Inc.	68,100	2,174,433
Dycom Industries, Inc. (a)	40,500	3,081,645

		5,256,078

Construction Materials 0.3%
U.S. Concrete, Inc. (a)	45,600	2,528,976

Consumer Finance 0.2%
SLM Corp. (a)	203,700	1,438,122

Containers & Packaging 0.1%
Graphic Packaging Holding Co.	82,600	1,169,616

Diversified Consumer Services 0.2%
Regis Corp. (a)	80,400	1,328,208

Diversified Financial Services 1.7%
Berkshire Hathaway, Inc. Class B (a)(b)	75,689	10,295,218
Voya Financial, Inc.	108,900	4,418,073

		14,713,291

	Shares	Value
Diversified Telecommunication Services 2.3%
♦AT&T, Inc. (b)	309,669	$10,377,008
Verizon Communications, Inc. (b)	140,438	6,583,734
Vonage Holdings Corp. (a)	498,900	3,028,323

		19,989,065

Electric Utilities 0.7%
Entergy Corp.	7,897	538,260
Exelon Corp.	180,800	5,047,936

		5,586,196

Electrical Equipment 0.4%
Eaton Corp. PLC	18,600	1,039,926
Emerson Electric Co.	4,000	188,920
Encore Wire Corp.	45,400	1,941,758
SolarCity Corp. (a)	1,335	39,583

		3,210,187

Electronic Equipment, Instruments & Components 2.9%
Arrow Electronics, Inc. (a)	61,900	3,403,881
Avnet, Inc.	108,200	4,915,526
ePlus, Inc. (a)	18,700	1,578,654
Ingram Micro, Inc. Class A	137,400	4,091,772
Insight Enterprises, Inc. (a)	4,800	121,920
Jabil Circuit, Inc.	204,041	4,688,862
Sanmina Corp. (a)	137,300	2,837,991
Tech Data Corp. (a)	33,900	2,467,581
TTM Technologies, Inc. (a)	37,400	273,020

		24,379,207

Energy Equipment & Services 1.0%
Baker Hughes, Inc.	15,300	806,004
FMC Technologies, Inc. (a)	6,700	226,661
Halliburton Co.	49,700	1,907,486
Helmerich & Payne, Inc.	3,400	191,318
Nabors Industries, Ltd.	12,558	126,082
National Oilwell Varco, Inc.	4,900	184,436
Patterson-UTI Energy, Inc.	5,137	76,490
Rowan Cos. PLC Class A	4,350	85,608
RPC, Inc.	85,000	937,550
Schlumberger, Ltd.	42,743	3,340,793
Superior Energy Services, Inc.	63,800	903,408

		8,785,836

Food & Staples Retailing 1.1%
CVS Health Corp.	17,300	1,708,894
Ingles Markets, Inc. Class A	24,300	1,213,542
Kroger Co. (The) (b)	131,454	4,968,961
Rite Aid Corp. (a)	143,800	1,133,144
Wal-Mart Stores, Inc.	3,292	188,434

		9,212,975

Food Products 3.7%
Archer-Daniels-Midland Co. (b)	129,700	5,922,102
Bunge, Ltd.	65,500	4,778,880

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Food Products (continued)
ConAgra Foods, Inc.	55,101	$2,234,346
Dean Foods Co.	177,600	3,216,336
Flowers Foods, Inc.	26,900	726,300
Fresh Del Monte Produce, Inc.	68,700	3,134,781
Ingredion, Inc.	50,000	4,753,000
Pilgrim’s Pride Corp.	90,700	1,722,393
Pinnacle Foods, Inc.	7,500	330,600
Sanderson Farms, Inc.	21,000	1,459,710
Tyson Foods, Inc. Class A	79,200	3,513,312

		31,791,760

Health Care Equipment & Supplies 2.7%
Abbott Laboratories (b)	145,100	6,500,480
Cynosure, Inc. Class A (a)	70,800	2,664,912
DENTSPLY International, Inc.	3,500	212,975
Hill-Rom Holdings, Inc.	59,600	3,140,324
Inogen, Inc. (a)	29,100	1,243,734
Masimo Corp. (a)	37,300	1,480,064
Merit Medical Systems, Inc. (a)	105,700	1,959,678
NuVasive, Inc. (a)	53,407	2,518,674
Orthofix International N.V. (a)	52,700	1,794,435
Varian Medical Systems, Inc. (a)	23,200	1,821,896

		23,337,172

Health Care Providers & Services 3.6%
AmerisourceBergen Corp.	54,600	5,269,446
Anthem, Inc. (b)	38,062	5,296,327
Cardinal Health, Inc.	5,610	461,142
Centene Corp. (a)	85,600	5,091,488
LHC Group, Inc. (a)	12,000	540,780
Magellan Health, Inc. (a)	14,900	795,660
McKesson Corp.	6,500	1,162,200
Molina Healthcare, Inc. (a)	42,600	2,641,200
PharMerica Corp. (a)	14,500	414,265
Providence Service Corp. (The) (a)	60,900	3,145,485
RadNet, Inc. (a)	156,700	1,035,787
UnitedHealth Group, Inc.	16,900	1,990,482
WellCare Health Plans, Inc. (a)	31,500	2,790,900

		30,635,162

Health Care Technology 0.9%
Allscripts Healthcare Solutions, Inc. (a)	361,700	5,085,502
HMS Holdings Corp. (a)	69,300	729,729
IMS Health Holdings, Inc. (a)	55,000	1,497,100

		7,312,331

Hotels, Restaurants & Leisure 3.7%
Aramark	24,700	749,645
BJ’s Restaurants, Inc. (a)	23,700	1,017,441
Bloomin’ Brands, Inc.	123,300	2,092,401
Boyd Gaming Corp. (a)	29,900	597,701
Carnival Corp. (b)	104,600	5,656,768

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	69,000	$4,270,410
Isle of Capri Casinos, Inc. (a)	65,600	1,254,928
Las Vegas Sands Corp.	3,000	148,530
MGM Resorts International (a)	96,100	2,228,559
Panera Bread Co. Class A (a)	23,700	4,203,669
Penn National Gaming, Inc. (a)	174,800	3,121,928
Pinnacle Entertainment, Inc. (a)	65,800	2,303,658
Red Robin Gourmet Burgers, Inc. (a)	38,700	2,898,243
Starwood Hotels & Resorts Worldwide, Inc.	7,000	559,090

		31,102,971

Household Durables 1.4%
Ethan Allen Interiors, Inc.	42,700	1,161,867
Harman International Industries, Inc.	48,500	5,333,060
La-Z-Boy, Inc.	40,478	1,155,647
Leggett & Platt, Inc.	39,700	1,787,691
Whirlpool Corp.	12,968	2,076,695

		11,514,960

Household Products 1.0%
Procter & Gamble Co. (The) (b)	114,959	8,780,568

Independent Power & Renewable Electricity Producers 0.4%
NRG Energy, Inc.	214,800	2,768,772
Ormat Technologies, Inc.	12,500	471,500

		3,240,272

Industrial Conglomerates 1.0%
General Electric Co. (b)	301,985	8,733,406

Insurance 3.9%
Allstate Corp. (The)	85,800	5,309,304
American International Group, Inc. (b)	126,526	7,978,730
AmTrust Financial Services, Inc.	12,600	859,572
Assurant, Inc.	6,400	521,792
Assured Guaranty, Ltd.	28,900	793,016
Axis Capital Holdings, Ltd.	7,800	421,200
Lincoln National Corp. (b)	102,300	5,474,073
Maiden Holdings, Ltd.	14,200	220,810
MetLife, Inc. (b)	128,800	6,488,944
Prudential Financial, Inc.	60,200	4,966,500

		33,033,941

Internet & Catalog Retail 2.6%
1-800-Flowers.com, Inc. Class A (a)	84,500	839,085
♦Amazon.com, Inc. (a)(b)	17,323	10,842,466
Expedia, Inc.	40,892	5,573,579
Groupon, Inc. (a)	27,000	100,170
Netflix, Inc. (a)	16,100	1,744,918
Overstock.com, Inc. (a)	77,500	1,213,650
Priceline Group, Inc. (The) (a)	1,100	1,599,664

		21,913,532

14	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet Software & Services 5.4%
♦Alphabet, Inc. (Google)
Class A (a)(b)	15,337	$11,309,350
Class C (a)(b)	15,023	10,678,499
Blucora, Inc. (a)	94,000	921,200
DHI Group, Inc. (a)	26,700	241,635
EarthLink Holdings Corp.	171,800	1,468,890
eBay, Inc. (a)(b)	45,957	1,282,200
Facebook, Inc. Class A (a)(b)	81,900	8,351,343
HomeAway, Inc. (a)	129,800	4,096,488
IAC/InterActiveCorp	70,200	4,704,102
Monster Worldwide, Inc. (a)	417,200	2,615,844
Rackspace Hosting, Inc. (a)	4,300	111,155

		45,780,706

IT Services 3.8%
Accenture PLC Class A (b)	3,500	375,200
Automatic Data Processing, Inc.	17,800	1,548,422
Computer Sciences Corp. (b)	41,144	2,739,779
CoreLogic, Inc. (a)	62,500	2,436,250
International Business Machines Corp. (b)	35,407	4,959,812
Leidos Holdings, Inc. (b)	109,000	5,730,130
MasterCard, Inc. Class A	37,900	3,751,721
PayPal Holdings, Inc. (a)	42,757	1,539,680
Teradata Corp. (a)	2,700	75,897
Visa, Inc. Class A (b)	74,100	5,748,678
Western Union Co. (The)	132,000	2,541,000
Xerox Corp.	117,200	1,100,508

		32,547,077

Leisure Products 0.0%‡
Callaway Golf Co.	18,500	184,075

Life Sciences Tools & Services 1.0%
Bio-Rad Laboratories, Inc. Class A (a)	27,300	3,807,804
Quintiles Transnational Holdings, Inc. (a)	66,300	4,219,995
Thermo Fisher Scientific, Inc.	2,900	379,262

		8,407,061

Machinery 2.1%
AGCO Corp.	21,200	1,025,868
Chart Industries, Inc. (a)	1,000	17,190
Cummins, Inc.	2,606	269,747
Dover Corp.	17,700	1,140,411
Meritor, Inc. (a)	271,600	2,952,292
PACCAR, Inc.	63,200	3,327,480
Terex Corp.	235,000	4,714,100
Titan International, Inc.	96,600	685,860
Trinity Industries, Inc.	6,800	184,076
Wabash National Corp. (a)	277,000	3,315,690

		17,632,714

	Shares	Value
Marine 0.4%
Matson, Inc.	76,200	$3,492,246

Media 2.6%
AMC Entertainment Holdings, Inc. Class A	13,300	364,021
Carmike Cinemas, Inc. (a)	29,300	750,373
Cinemark Holdings, Inc.	24,700	875,368
Comcast Corp. Class A (b)	157,760	9,878,931
DISH Network Corp. Class A (a)	17,400	1,095,678
John Wiley & Sons, Inc. Class A	2,300	120,359
MDC Partners, Inc. Class A	25,700	534,046
Scholastic Corp.	19,700	805,139
Walt Disney Co. (The)	64,275	7,310,639

		21,734,554

Metals & Mining 1.2%
Materion Corp.	9,800	295,470
Newmont Mining Corp.	186,900	3,637,074
Nucor Corp.	11,200	473,760
Reliance Steel & Aluminum Co.	71,300	4,275,148
Steel Dynamics, Inc.	97,316	1,797,427

		10,478,879

Multi-Utilities 0.5%
MDU Resources Group, Inc.	116,300	2,193,418
PG&E Corp.	45,200	2,413,680

		4,607,098

Multiline Retail 1.0%
Kohl’s Corp.	68,500	3,159,220
Macy’s, Inc.	70,600	3,599,188
Target Corp.	21,099	1,628,421

		8,386,829

Oil, Gas & Consumable Fuels 5.9%
Alon USA Energy, Inc.	113,300	1,897,775
Anadarko Petroleum Corp.	13,200	882,816
Apache Corp.	7,400	348,762
Cabot Oil & Gas Corp.	14,500	314,795
Cheniere Energy, Inc. (a)	1,400	69,328
Chevron Corp. (b)	99,059	9,002,482
Concho Resources, Inc. (a)	800	92,728
ConocoPhillips	46,654	2,488,991
Devon Energy Corp.	15,600	654,108
DHT Holdings, Inc.	171,800	1,350,348
EOG Resources, Inc.	15,708	1,348,532
EQT Corp.	100	6,607
♦Exxon Mobil Corp. (b)	158,345	13,101,465
Frontline, Ltd. (a)	87,700	277,132
Gulfport Energy Corp. (a)	3,200	97,504
Hess Corp.	2,232	125,461
HollyFrontier Corp.	35,827	1,754,448
Kinder Morgan, Inc.	54,351	1,486,500
Marathon Oil Corp.	11,300	207,694
Marathon Petroleum Corp.	68,032	3,524,058

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	37,000	$1,051,910
Noble Energy, Inc.	4,100	146,944
PBF Energy, Inc. Class A	2,800	95,200
Pioneer Natural Resources Co.	2,600	356,564
QEP Resources, Inc.	65,200	1,007,992
SemGroup Corp. Class A	21,000	956,550
SM Energy Co.	21,200	707,020
Spectra Energy Corp.	11,500	328,555
Tesoro Corp.	11,354	1,214,083
Valero Energy Corp.	55,859	3,682,225
Williams Cos., Inc. (The)	18,400	725,696
WPX Energy, Inc. (a)	119,700	821,142

		50,125,415

Paper & Forest Products 0.3%
Domtar Corp.	43,400	1,789,816
International Paper Co.	10,000	426,900

		2,216,716

Personal Products 0.2%
Estee Lauder Cos., Inc. (The) Class A	17,700	1,424,142
Herbalife, Ltd. (a)	9,600	537,984

		1,962,126

Pharmaceuticals 4.9%
Allergan PLC (a)	9,500	2,930,465
Bristol-Myers Squibb Co.	38,400	2,532,480
Eli Lilly & Co.	41,461	3,381,974
♦Johnson & Johnson (b)	106,192	10,728,578
Lannett Co., Inc. (a)	70,700	3,165,239
Mallinckrodt PLC (a)	14,300	939,081
Merck & Co., Inc.	77,296	4,224,999
Pernix Therapeutics Holdings, Inc. (a)	19,675	55,287
Pfizer, Inc. (b)	272,811	9,226,468
Phibro Animal Health Corp. Class A	14,400	480,384
Sagent Pharmaceuticals, Inc. (a)	55,400	931,274
Sucampo Pharmaceuticals, Inc. Class A (a)	38,300	741,488
Supernus Pharmaceuticals, Inc. (a)	110,400	1,821,600
Zogenix, Inc. (a)	27,400	323,046

		41,482,363

Professional Services 1.6%
Barrett Business Services, Inc.	25,700	1,258,786
Insperity, Inc.	51,900	2,411,274
ManpowerGroup, Inc.	56,660	5,200,255
Robert Half International, Inc.	37,400	1,969,484
TrueBlue, Inc. (a)	86,300	2,500,111

		13,339,910

Real Estate Investment Trusts 2.1%
CBL & Associates Properties, Inc.	113,000	1,647,540
Crown Castle International Corp.	23,800	2,033,948

	Shares	Value
Real Estate Investment Trusts (continued)
Equinix, Inc.	7,300	$2,165,764
Gaming and Leisure Properties, Inc.	42,800	1,248,476
Hospitality Properties Trust	58,100	1,559,404
Host Hotels & Resorts, Inc.	121,500	2,105,595
Iron Mountain, Inc.	10,600	324,784
Lamar Advertising Co. Class A	31,200	1,760,616
Outfront Media, Inc.	11,000	259,710
Public Storage	5,500	1,262,030
Simon Property Group, Inc.	3,800	765,548
Taubman Centers, Inc.	7,300	561,954
Weyerhaeuser Co.	73,300	2,149,889

		17,845,258

Real Estate Management & Development 0.7%
Altisource Portfolio Solutions S.A. (a)	92,700	2,485,287
CBRE Group, Inc. Class A (a)	20,700	771,696
Marcus & Millichap, Inc. (a)	29,000	1,263,530
Realogy Holdings Corp. (a)	34,200	1,337,220

		5,857,733

Road & Rail 0.7%
AMERCO	4,600	1,869,026
Avis Budget Group, Inc. (a)	88,800	4,434,672

		6,303,698

Semiconductors & Semiconductor Equipment 2.1%
First Solar, Inc. (a)	8,500	485,095
Intel Corp.	240,532	8,144,413
Marvell Technology Group, Ltd.	15,100	123,971
Micron Technology, Inc. (a)	163,400	2,705,904
ON Semiconductor Corp. (a)	275,800	3,033,800
Teradyne, Inc.	186,800	3,646,336

		18,139,519

Software 3.8%
BroadSoft, Inc. (a)	15,300	489,141
Citrix Systems, Inc. (a)	43,900	3,604,190
Gigamon, Inc. (a)	38,100	999,363
King Digital Entertainment PLC	162,700	2,433,992
♦Microsoft Corp. (b)	304,808	16,045,093
Nuance Communications, Inc. (a)	178,100	3,022,357
Oracle Corp.	8,462	328,664
Rubicon Project, Inc. (The) (a)	67,100	1,017,236
Symantec Corp.	231,300	4,764,780

		32,704,816

Specialty Retail 4.3%
Aaron’s, Inc.	40,800	1,006,536
Ascena Retail Group, Inc. (a)	31,700	422,244
Best Buy Co., Inc. (b)	130,000	4,553,900
Build-A-Bear Workshop, Inc. (a)	22,900	356,324
CST Brands, Inc.	3,060	109,946
Dick’s Sporting Goods, Inc.	89,300	3,978,315
Express, Inc. (a)	164,200	3,169,060
GameStop Corp. Class A	110,804	5,104,740

16	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Gap, Inc. (The)	93,000	$2,531,460
Home Depot, Inc. (The)	11,129	1,375,990
Lowe’s Cos., Inc.	55,816	4,120,895
Murphy USA, Inc. (a)	28,400	1,742,908
O’Reilly Automotive, Inc. (a)	3,300	911,658
Office Depot, Inc. (a)	47,700	363,474
Pep Boys-Manny Moe & Jack (The) (a)	27,200	409,088
Staples, Inc.	399,400	5,188,206
Urban Outfitters, Inc. (a)	59,500	1,701,700

		37,046,444

Technology Hardware, Storage & Peripherals 3.6%
♦Apple, Inc. (b)	184,870	22,091,965
EMC Corp.	77,200	2,024,184
Hewlett-Packard Co.	160,401	4,324,411
Lexmark International, Inc. Class A	12,100	393,129
NCR Corp. (a)	71,900	1,912,540

		30,746,229

Textiles, Apparel & Luxury Goods 2.2%
Carter’s, Inc.	50,500	4,589,440
Coach, Inc.	60,800	1,896,960
Movado Group, Inc.	18,700	481,338
NIKE, Inc. Class B (b)	29,700	3,891,591
Oxford Industries, Inc.	11,800	859,276
PVH Corp.	46,311	4,211,985
Skechers U.S.A., Inc. Class A (a)	103,200	3,219,840

		19,150,430

Thrifts & Mortgage Finance 0.7%
LendingTree, Inc. (a)	35,500	4,308,280
Walker & Dunlop, Inc. (a)	62,800	1,821,828

		6,130,108

Tobacco 0.3%
Philip Morris International, Inc.	2,800	247,520
Universal Corp.	37,100	2,003,771

		2,251,291

Trading Companies & Distributors 0.9%
HD Supply Holdings, Inc. (a)	160,200	4,772,358
NOW, Inc. (a)	33,400	551,434
United Rentals, Inc. (a)	28,100	2,103,566
WESCO International, Inc. (a)	1,500	73,395

		7,500,753

Wireless Telecommunication Services 1.2%
T-Mobile U.S., Inc. (a)(b)	120,900	4,580,901
Telephone & Data Systems, Inc.	179,825	5,150,188
United States Cellular Corp. (a)	15,500	631,470

		10,362,559

Total Common Stocks (Cost $954,321,418)		1,050,891,141

	Shares	Value
Exchange-Traded Fund 4.9% (c)
♦SPDR S&P 500 ETF Trust	202,044	$42,011,009

Total Exchange-Traded Funds (Cost $41,068,452)		42,011,009

	Principal Amount
Short-Term Investment 1.6%
Repurchase Agreement 1.6%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $13,371,632 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 1/8/20, with a Principal Amount of $13,505,000 and a Market Value of $13,640,050)	$13,371,632	13,371,632

Total Short-Term Investment (Cost $13,371,632)		13,371,632

Total Investments, Before Investments Sold Short (Cost $1,008,761,502) (f)	129.9%	1,106,273,782

	Shares
Investments Sold Short (28.9%) Common Stocks Sold Short (28.9%)
Aerospace & Defense (0.1%)
KEYW Holding Corp. (The) (a)	(69,259)	(493,817)

Air Freight & Logistics (0.4%)
■ XPO Logistics, Inc. (a)	(107,700)	(2,989,752)

Auto Components (0.6%)
Dorman Products, Inc. (a)	(50,400)	(2,352,672)
Gentherm, Inc. (a)	(618)	(30,381)
Motorcar Parts of America, Inc. (a)	(80,000)	(2,692,800)

		(5,075,853)

Automobiles (0.3%)
Harley-Davidson, Inc.	(46,800)	(2,314,260)

Banks (0.4%)
Bank of the Ozarks, Inc.	(36,300)	(1,815,726)
PacWest Bancorp	(42,300)	(1,905,192)

		(3,720,918)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Beverages (0.1%)
Monster Beverage Corp. (a)	(5,700)	$(777,024)

Biotechnology (2.5%)
ACADIA Pharmaceuticals, Inc. (a)	(11,100)	(386,502)
Advaxis, Inc. (a)	(25,800)	(286,122)
Agios Pharmaceuticals, Inc. (a)	(19,800)	(1,442,628)
Alkermes PLC (a)	(6,400)	(460,288)
Alnylam Pharmaceuticals, Inc. (a)	(15,400)	(1,323,630)
Arrowhead Research Corp. (a)	(67,400)	(347,110)
Celldex Therapeutics, Inc. (a)	(34,800)	(419,688)
Clovis Oncology, Inc. (a)	(4,000)	(399,640)
CytRx Corp. (a)	(84,600)	(235,188)
Esperion Therapeutics, Inc. (a)	(6,500)	(156,000)
Exact Sciences Corp. (a)	(20,400)	(169,932)
Geron Corp. (a)	(112,400)	(390,028)
Heron Therapeutics, Inc. (a)	(15,000)	(411,300)
Idera Pharmaceuticals, Inc. (a)	(109,500)	(302,220)
Inovio Pharmaceuticals, Inc. (a)	(63,400)	(401,322)
Insmed, Inc. (a)	(19,785)	(392,534)
Intercept Pharmaceuticals, Inc. (a)	(8,200)	(1,289,040)
Intrexon Corp. (a)	(44,400)	(1,491,840)
Isis Pharmaceuticals, Inc. (a)	(31,800)	(1,531,170)
Karyopharm Therapeutics, Inc. (a)	(34,800)	(464,580)
Keryx Biopharmaceuticals, Inc. (a)	(60,400)	(270,592)
Kite Pharma, Inc. (a)	(5,600)	(381,080)
La Jolla Pharmaceutical Co. (a)	(13,200)	(329,868)
Lexicon Pharmaceuticals, Inc. (a)	(34,100)	(324,291)
Mirati Therapeutics, Inc. (a)	(10,700)	(378,566)
Northwest Biotherapeutics, Inc. (a)	(34,800)	(169,824)
OPKO Health, Inc. (a)	(162,900)	(1,539,405)
OvaScience, Inc. (a)	(17,800)	(230,866)
Puma Biotechnology, Inc. (a)	(18,500)	(1,524,770)
Radius Health, Inc. (a)	(5,900)	(378,957)
Regulus Therapeutics, Inc. (a)	(43,400)	(288,610)
Sage Therapeutics, Inc. (a)	(8,700)	(437,001)
Sarepta Therapeutics, Inc. (a)	(11,400)	(274,284)
Sorrento Therapeutics, Inc. (a)	(31,600)	(273,024)
Synergy Pharmaceuticals, Inc. (a)	(69,200)	(443,572)
Synta Pharmaceuticals Corp. (a)	(210,700)	(141,169)
TESARO, Inc. (a)	(9,100)	(413,777)
TG Therapeutics, Inc. (a)	(36,400)	(450,268)
Ultragenyx Pharmaceutical, Inc. (a)	(3,800)	(377,530)
Vertex Pharmaceuticals, Inc. (a)	(4,900)	(611,226)
Zafgen, Inc. (a)	(9,700)	(93,411)

		(21,632,853)

Building Products (0.2%)
Trex Co., Inc. (a)	(32,400)	(1,265,868)

	Shares	Value
Capital Markets (0.2%)
Interactive Brokers Group, Inc. Class A	(37,900)	$(1,559,206)

Chemicals (1.0%)
Balchem Corp.	(15,600)	(1,065,480)
Flotek Industries, Inc. (a)	(153,700)	(2,781,970)
Platform Specialty Products Corp. (a)	(202,900)	(2,118,276)
Rentech, Inc. (a)	(54,790)	(320,521)
Senomyx, Inc. (a)	(210,400)	(1,041,480)
Tronox, Ltd. Class A	(127,700)	(793,017)
WR Grace & Co. (a)	(5,500)	(551,650)

		(8,672,394)

Commercial Services & Supplies (0.5%)
Mobile Mini, Inc.	(83,370)	(2,854,589)
US Ecology, Inc.	(25,600)	(1,003,776)
West Corp.	(15,000)	(357,150)

		(4,215,515)

Communications Equipment (0.4%)
Applied Optoelectronics, Inc. (a)	(23,300)	(480,446)
Arista Networks, Inc. (a)	(41,900)	(2,702,969)
Sonus Networks, Inc. (a)	(31,200)	(206,232)
Ubiquiti Networks, Inc.	(2,100)	(61,278)

		(3,450,925)

Construction & Engineering (0.4%)
Chicago Bridge & Iron Co. N.V.	(32,000)	(1,435,840)
Primoris Services Corp.	(59,600)	(1,187,232)
Tutor Perini Corp. (a)	(33,500)	(562,130)

		(3,185,202)

Consumer Finance (0.5%)
Credit Acceptance Corp. (a)	(5,500)	(1,039,995)
■ Navient Corp.	(228,400)	(3,012,596)

		(4,052,591)

Diversified Consumer Services (0.4%)
Chegg, Inc. (a)	(78,200)	(539,580)
Sotheby’s	(80,300)	(2,782,395)

		(3,321,975)

Diversified Telecommunication Services (0.5%)
8x8, Inc. (a)	(205,900)	(2,194,894)
Globalstar, Inc. (a)	(977,524)	(1,759,543)
inContact, Inc. (a)	(24,000)	(213,600)

		(4,168,037)

Electrical Equipment (0.7%)
Capstone Turbine Corp. (a)	(1,186,300)	(243,192)
Enphase Energy, Inc. (a)	(145,800)	(524,880)
Fuelcell Energy, Inc. (a)	(1,771,600)	(1,566,980)
Generac Holdings, Inc. (a)	(42,800)	(1,350,768)
Plug Power, Inc. (a)	(341,715)	(823,533)
Power Solutions International, Inc. (a)	(56,400)	(1,017,456)

		(5,526,809)

18	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Electronic Equipment, Instruments & Components (1.7%)
Cognex Corp.	(71,700)	$(2,695,920)
Control4 Corp. (a)	(153,100)	(1,001,274)
FARO Technologies, Inc. (a)	(62,800)	(2,122,012)
IPG Photonics Corp. (a)	(33,779)	(2,790,821)
Knowles Corp. (a)	(139,300)	(2,320,738)
Maxwell Technologies, Inc. (a)	(103,600)	(621,600)
Zebra Technologies Corp. Class A (a)	(33,500)	(2,576,150)

		(14,128,515)

Energy Equipment & Services (0.1%)
Atwood Oceanics, Inc.	(24,800)	(410,440)
Dril-Quip, Inc. (a)	(4,800)	(295,488)
Hercules Offshore, Inc. (a)	(22,054)	(1,478)
North Atlantic Drilling, Ltd. (a)	(166,716)	(137,624)
Seadrill, Ltd. (a)	(48,000)	(310,560)

		(1,155,590)

Food & Staples Retailing (0.3%)
Sprouts Farmers Market, Inc. (a)	(121,700)	(2,480,246)

Food Products (0.4%)
■ Boulder Brands, Inc. (a)	(358,200)	(3,173,652)

Health Care Equipment & Supplies (1.3%)
Antares Pharma, Inc. (a)	(721,900)	(996,222)
Cardiovascular Systems, Inc. (a)	(37,500)	(513,750)
Cerus Corp. (a)	(559,700)	(2,669,769)
Endologix, Inc. (a)	(153,000)	(1,306,620)
GenMark Diagnostics, Inc. (a)	(84,000)	(534,240)
HeartWare International, Inc. (a)	(10,400)	(449,176)
Insulet Corp. (a)	(52,100)	(1,557,790)
Rockwell Medical, Inc. (a)	(80,900)	(936,822)
Spectranetics Corp. (The) (a)	(173,100)	(2,115,282)
Unilife Corp. (a)	(248,000)	(186,893)

		(11,266,564)

Health Care Providers & Services (1.0%)
Adeptus Health, Inc. Class A (a)	(13,600)	(882,504)
BioScrip, Inc. (a)	(452,800)	(892,016)
Brookdale Senior Living, Inc. (a)	(111,800)	(2,337,738)
ExamWorks Group, Inc. (a)	(37,900)	(1,070,296)
HealthEquity, Inc. (a)	(34,200)	(1,118,682)
Premier, Inc. Class A (a)	(74,700)	(2,525,607)

		(8,826,843)

Health Care Technology (0.4%)
athenahealth, Inc. (a)	(15,900)	(2,423,955)
Castlight Health, Inc. Class B (a)	(191,500)	(968,990)
Vocera Communications, Inc. (a)	(21,300)	(250,701)

		(3,643,646)

	Shares	Value
Hotels, Restaurants & Leisure (1.0%)
Dunkin’ Brands Group, Inc.	(52,400)	$(2,169,884)
El Pollo Loco Holdings, Inc. (a)	(71,600)	(821,968)
Noodles & Co. (a)	(14,100)	(208,257)
Popeyes Louisiana Kitchen, Inc. (a)	(10,100)	(570,044)
Scientific Games Corp. Class A (a)	(245,600)	(2,723,704)
Zoe’s Kitchen, Inc. (a)	(65,000)	(2,237,950)

		(8,731,807)

Household Durables (0.5%)
Hovnanian Enterprises, Inc. Class A (a)	(1,168,400)	(2,406,904)
LGI Homes, Inc. (a)	(46,000)	(1,289,380)
Taylor Morrison Home Corp. Class A (a)	(12,100)	(223,003)
William Lyon Homes Class A (a)	(28,084)	(599,312)

		(4,518,599)

Independent Power & Renewable Electricity Producers (0.6%)
Abengoa Yield PLC	(88,500)	(1,639,905)
■ TerraForm Power, Inc. Class A (a)	(180,500)	(3,294,125)

		(4,934,030)

Insurance (1.1%)
Ambac Financial Group, Inc. (a)	(156,800)	(2,532,320)
eHealth, Inc. (a)	(110,400)	(1,319,280)
Genworth Financial, Inc. Class A (a)	(555,600)	(2,600,208)
■ MBIA, Inc. (a)	(422,172)	(3,170,512)

		(9,622,320)

Internet Software & Services (0.1%)
Bazaarvoice, Inc. (a)	(244,500)	(1,083,135)

IT Services (0.1%)
Everi Holdings, Inc. (a)	(100,400)	(469,872)
Unisys Corp. (a)	(40,900)	(548,060)

		(1,017,932)

Life Sciences Tools & Services (0.2%)
Accelerate Diagnostics, Inc. (a)	(22,700)	(380,679)
Albany Molecular Research, Inc. (a)	(17,100)	(308,484)
Fluidigm Corp. (a)	(45,200)	(488,612)
Pacific Biosciences of California, Inc. (a)	(100,200)	(711,420)

		(1,889,195)

Machinery (0.8%)
Navistar International Corp. (a)	(201,800)	(2,482,140)
NN, Inc.	(73,400)	(1,012,920)
Proto Labs, Inc. (a)	(27,400)	(1,776,616)
RBC Bearings, Inc. (a)	(16,000)	(1,094,240)

		(6,365,916)

Marine (0.1%)
Golden Ocean Group, Ltd.	(39,100)	(77,027)
Navios Maritime Holdings, Inc.	(365,500)	(771,205)

		(848,232)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Media (1.2%)
Cumulus Media, Inc. Class A (a)	(125,100)	$(57,433)
DreamWorks Animation SKG, Inc. Class A (a)	(147,075)	(2,976,798)
EW Scripps Co. (The) Class A	(16,600)	(366,196)
Global Eagle Entertainment, Inc. (a)	(128,600)	(1,712,952)
IMAX Corp. (a)	(53,400)	(2,050,026)
Tribune Media Co. Class A	(72,100)	(2,907,793)

		(10,071,198)

Metals & Mining (1.5%)
AK Steel Holding Corp. (a)	(750,200)	(2,168,078)
Allegheny Technologies, Inc.	(74,236)	(1,091,269)
Carpenter Technology Corp.	(30,500)	(1,015,955)
Cliffs Natural Resources, Inc.	(370,500)	(1,022,580)
Hecla Mining Co.	(764,800)	(1,583,136)
Horsehead Holding Corp. (a)	(248,600)	(706,024)
Royal Gold, Inc.	(54,665)	(2,615,174)
Tahoe Resources, Inc.	(331,615)	(2,768,985)

		(12,971,201)

Multiline Retail (0.3%)
Sears Holdings Corp. (a)	(81,300)	(1,899,981)
Tuesday Morning Corp. (a)	(184,100)	(995,981)

		(2,895,962)

Oil, Gas & Consumable Fuels (0.5%)
Clean Energy Fuels Corp. (a)	(284,200)	(1,605,730)
Cobalt International Energy, Inc. (a)	(37,942)	(291,015)
GasLog, Ltd.	(38,100)	(440,817)
Golar LNG, Ltd.	(9,700)	(281,397)
Kosmos Energy, Ltd. (a)	(35,400)	(241,428)
Peabody Energy Corp.	(86,012)	(1,100,100)
Rice Energy, Inc. (a)	(19,900)	(303,674)
Teekay Corp.	(10,600)	(340,578)

		(4,604,739)

Personal Products (0.1%)
Elizabeth Arden, Inc. (a)	(70,056)	(878,502)

Pharmaceuticals (0.5%)
Aerie Pharmaceuticals, Inc. (a)	(19,300)	(440,233)
Ampio Pharmaceuticals, Inc. (a)	(32,900)	(114,821)
Aratana Therapeutics, Inc. (a)	(19,900)	(139,101)
BioDelivery Sciences International, Inc. (a)	(54,400)	(292,672)
Cempra, Inc. (a)	(13,200)	(293,040)
Intra-Cellular Therapies, Inc. (a)	(9,200)	(440,220)
Omeros Corp. (a)	(33,500)	(419,755)
Relypsa, Inc. (a)	(19,800)	(316,602)
Repros Therapeutics, Inc. (a)	(42,900)	(73,359)
Revance Therapeutics, Inc. (a)	(10,800)	(423,036)
Tetraphase Pharmaceuticals, Inc. (a)	(49,200)	(444,276)

	Shares	Value
Pharmaceuticals (continued)
TherapeuticsMD, Inc. (a)	(62,600)	$(367,462)
Theravance, Inc.	(51,100)	(448,658)
ZS Pharma, Inc. (a)	(6,400)	(416,064)

		(4,629,299)

Professional Services (0.6%)
Acacia Research Corp.	(282,700)	(1,882,782)
Advisory Board Co. (The) (a)	(39,700)	(1,740,051)
Exponent, Inc.	(10,100)	(519,241)
WageWorks, Inc. (a)	(21,200)	(1,018,024)

		(5,160,098)

Real Estate Investment Trusts (0.2%)
Altisource Residential Corp.	(45,200)	(650,428)
PennyMac Mortgage Investment Trust	(52,500)	(767,550)

		(1,417,978)

Real Estate Management & Development (0.6%)
Howard Hughes Corp. (The) (a)	(22,400)	(2,768,192)
St. Joe Co. (The) (a)	(125,200)	(2,481,464)

		(5,249,656)

Semiconductors & Semiconductor Equipment (0.4%)
Cypress Semiconductor Corp. (a)	(94,400)	(994,976)
SunPower Corp. (a)	(86,500)	(2,321,660)

		(3,316,636)

Software (0.0%)‡
Paylocity Holding Corp. (a)	(2,800)	(93,996)

Specialty Retail (1.6%)
Aeropostale, Inc. (a)	(470,500)	(291,710)
bebe stores, inc.	(208,600)	(231,546)
Cabela’s, Inc. (a)	(56,300)	(2,205,271)
Conn’s, Inc. (a)	(73,100)	(1,386,707)
Container Store Group, Inc. (The) (a)	(72,400)	(826,084)
Five Below, Inc. (a)	(76,406)	(2,623,782)
Francesca’s Holdings Corp. (a)	(62,100)	(882,441)
Lumber Liquidators Holdings, Inc. (a)	(39,515)	(546,097)
MarineMax, Inc. (a)	(79,300)	(1,252,940)
Mattress Firm Holding Corp. (a)	(39,000)	(1,660,230)
Restoration Hardware Holdings, Inc. (a)	(12,800)	(1,319,552)
Tiffany & Co.	(1,318)	(108,656)
Tile Shop Holdings, Inc. (a)	(4,100)	(59,491)
Vitamin Shoppe, Inc. (a)	(6,800)	(195,092)

		(13,589,599)

Technology Hardware, Storage & Peripherals (0.9%)
3D Systems Corp. (a)	(222,200)	(2,235,332)
Nimble Storage, Inc. (a)	(106,400)	(2,404,640)
Stratasys, Ltd. (a)	(96,900)	(2,470,950)
Violin Memory, Inc. (a)	(422,300)	(679,903)

		(7,790,825)

20	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Textiles, Apparel & Luxury Goods (0.6%)
Iconix Brand Group, Inc. (a)	(189,900)	$(2,909,268)
Lululemon Athletica, Inc. (a)	(50,700)	(2,492,919)

		(5,402,187)

Thrifts & Mortgage Finance (0.2%)
BofI Holding, Inc. (a)	(17,600)	(1,408,176)

Trading Companies & Distributors (0.4%)
Aircastle, Ltd.	(22,800)	(516,648)
TAL International Group, Inc. (a)	(68,800)	(1,166,848)
Textainer Group Holdings, Ltd.	(75,100)	(1,468,956)

		(3,152,452)

Transportation Infrastructure (0.4%)
Macquarie Infrastructure Corp.	(34,400)	(2,736,520)
Wesco Aircraft Holdings, Inc. (a)	(61,600)	(767,536)

		(3,504,056)

Total Common Stocks Sold Short (Proceeds $297,604,488)		(246,245,781)

	Number of Warrants
Warrants Sold Short (0.0%)‡
Oil, Gas & Consumable Fuels (0.0%)‡
Magnum Hunter Resources Corp. Expires 4/15/16 (a)(d)(e)	(31,660)	(298)

Total Warrants Sold Short (Proceeds $0)		(298)

Total Investments Sold Short (Proceeds $297,604,488)	(28.9)%	(246,246,079)

Total Investments, Net of Investments Sold Short (Cost $711,157,014)	101.0	860,027,703
Other Assets, Less Liabilities	(1.0)	(8,336,825)
Net Assets	100.0%	$851,690,878
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short. (See Note 2(I))

(c)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of this security was $(298), which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Illiquid security—As of October 31, 2015, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $(298), which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	As of October 31, 2015, cost was $1,015,028,085 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$110,174,320
Gross unrealized depreciation	(18,928,623)

Net unrealized appreciation	$91,245,697

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,050,891,141	$—	$—	$1,050,891,141
Exchange-Traded Fund	42,011,009	—	—	42,011,009
Short-Term Investment
Repurchase Agreement	—	13,371,632	—	13,371,632

Total Investments in Securities	$1,092,902,150	$13,371,632	$—	$1,106,273,782

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(246,245,781)	$—	$—	$(246,245,781)
Warrants Sold Short	—	(298)	—	(298)

Total Investments in Securities Sold Short	$(246,245,781)	$(298)	$—	$(246,246,079)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

22	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities before investments sold short, at value (identified cost $1,008,761,502)	$1,106,273,782
Cash	4,246
Receivables:
Fund shares sold	6,268,715
Dividends	1,124,190
Investment securities sold	49,887
Other assets	43,705

Total assets	1,113,764,525

Liabilities
Investments sold short (proceeds $297,604,488)	246,246,079
Payables:
Investment securities purchased	12,977,998
Fund shares redeemed	1,191,145
Broker fees and charges on short sales	810,262
Manager (See Note 3)	671,847
NYLIFE Distributors (See Note 3)	65,821
Transfer agent (See Note 3)	45,683
Professional fees	26,423
Shareholder communication	12,260
Dividends on investments sold short	11,320
Custodian	5,854
Trustees	1,853
Accrued expenses	7,102

Total liabilities	262,073,647

Net assets	$851,690,878

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$95,463
Additional paid-in capital	690,641,397

690,736,860
Undistributed net investment income	113,552
Accumulated net realized gain (loss) on investments and investments sold short	11,969,777
Net unrealized appreciation (depreciation) on investments	97,512,280
Net unrealized appreciation (depreciation) on investments sold short	51,358,409

Net assets	$851,690,878

Class A
Net assets applicable to outstanding shares	$123,721,173

Shares of beneficial interest outstanding	13,855,791

Net asset value per share outstanding	$8.93
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.45

Investor Class
Net assets applicable to outstanding shares	$3,938,408

Shares of beneficial interest outstanding	446,602

Net asset value per share outstanding	$8.82
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.33

Class C
Net assets applicable to outstanding shares	$54,872,767

Shares of beneficial interest outstanding	6,826,795

Net asset value and offering price per share outstanding	$8.04

Class I
Net assets applicable to outstanding shares	$669,158,530

Shares of beneficial interest outstanding	74,334,146

Net asset value and offering price per share outstanding	$9.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends	$14,476,712

Expenses
Manager (See Note 3)	6,407,890
Broker fees and charges on short sales	5,859,880
Dividends on investments sold short	887,301
Distribution/Service—Class A (See Note 3)	145,588
Distribution/Service—Investor Class (See Note 3)	5,236
Distribution/Service—Class C (See Note 3)	271,076
Transfer agent (See Note 3)	176,264
Registration	87,136
Professional fees	80,434
Custodian	77,904
Shareholder communication	24,958
Trustees	12,957
Miscellaneous	21,942

Total expenses	14,058,566

Net investment income (loss)	418,146

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment transactions	7,315,606
Investments sold short	8,050,726

Net realized gain (loss) on investments and investments sold short	15,366,332

Net change in unrealized appreciation (depreciation) on:
Investments	23,611,640
Investments sold short	37,114,814

Net change in unrealized appreciation (depreciation) on investments and investments sold short	60,726,454

Net realized and unrealized gain (loss) on investments and investments sold short	76,092,786

Net increase (decrease) in net assets resulting from operations	$76,510,932

24	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$418,146	$(484,800)
Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	15,366,332	81,069,468
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	60,726,454	(3,675,810)

Net increase (decrease) in net assets resulting from operations	76,510,932	76,908,858

Dividends and distributions to shareholders:
From net investment income:
Investor Class	—	(5)
Class I	—	(464,513)

	—	(464,518)

From net realized gain on investments:
Class A	(3,118,181)	(712,901)
Investor Class	(243,109)	(150,335)
Class C	(1,379,349)	(321,367)
Class I	(76,207,635)	(101,783,042)

	(80,948,274)	(102,967,645)

Total dividends and distributions to shareholders	(80,948,274)	(103,432,163)

Capital share transactions:
Net proceeds from sale of shares	417,593,556	149,995,544
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	80,264,458	103,150,115
Cost of shares redeemed	(177,306,496)	(172,400,685)

Increase (decrease) in net assets derived from capital share transactions	320,551,518	80,744,974

Net increase (decrease) in net assets	316,114,176	54,221,669

Net Assets
Beginning of year	535,576,702	481,355,033

End of year	$851,690,878	$535,576,702

Undistributed net investment income at end of year	$113,552	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Cash Flows

for the year ended October 31, 2015

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$76,510,932
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(1,621,302,380)
Investments sold	1,251,138,535
Purchases to cover securities sold short	(348,229,811)
Securities sold short	483,326,752
Purchase of short term investments, net	(12,219,411)
Decrease in investment securities sold receivable	48,547,222
Increase in dividends receivable	(661,817)
Increase in other assets	(15,653)
Decrease in investment securities purchased payable	(36,590,375)
Increase in broker fees and charges payable on short sales	432,300
Decrease in dividends payable for securities sold short	(6,763)
Increase in professional fees payable	16,677
Increase in custodian fees payable	1,162
Increase in shareholder communication fees payable	1,338
Increase in due to Trustees	800
Increase in due to manager	242,011
Increase in due to transfer agent	39,505
Increase in due to NYLIFE Distributors	57,876
Increase in accrued expenses	1,031
Net change in unrealized (appreciation) depreciation on investments	(23,611,640)
Net realized (gain) loss from investments	(7,315,606)
Net change in unrealized (appreciation) depreciation on securities sold short	(37,114,814)
Net realized (gain) loss from securities sold short	(8,050,726)

Net cash used in operating activities	(234,802,855)

Cash flows from financing activities:
Proceeds from shares sold	411,686,081
Payment on shares redeemed	(176,195,164)
Cash distributions paid	(683,816)

Net cash from financing activities	234,807,101

Net increase in cash:	4,246

Cash at beginning of year	—

Cash at end of year	$4,246

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $80,264,458.

26	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.36	$10.31	$8.29	$7.89	$7.31

Net investment income (loss) (a)	(0.01)	(0.04)	(0.01)	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.05	1.53	2.59	1.03	0.56

Total from investment operations	1.04	1.49	2.58	1.05	0.59

Less dividends and distributions:
From net investment income	—	—	(0.03)	(0.02)	(0.01)
From net realized gain on investments	(1.47)	(2.44)	(0.53)	(0.63)	—

Total dividends and distributions	(1.47)	(2.44)	(0.56)	(0.65)	(0.01)

Net asset value at end of year	$8.93	$9.36	$10.31	$8.29	$7.89

Total investment return (b)	12.27%	17.79%	33.36%	14.54%	8.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17%)	(0.47%)	(0.12%)	0.31%	0.33%
Net expenses (excluding short sale expenses)	1.32%	1.30%	1.30%	1.30%	1.34%
Expenses (including short sales expenses, before waiver/reimbursement)	2.37%	2.45%	2.55%	2.35%	2.03%
Short sale expenses	1.05%	1.15%	1.25%	1.05%	0.69%
Portfolio turnover rate	152%	163%	128%	140%	145%
Net assets at end of year (in 000’s)	$123,721	$18,611	$2,700	$500	$417

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.28	$10.25	$8.25	$7.85	$7.28

Net investment income (loss) (a)	(0.02)	(0.06)	(0.03)	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.03	1.53	2.57	1.01	0.56

Total from investment operations	1.01	1.47	2.54	1.03	0.57

Less dividends and distributions:
From net investment income	—	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡
From net realized gain on investments	(1.47)	(2.44)	(0.53)	(0.63)	—

Total dividends and distributions	(1.47)	(2.44)	(0.54)	(0.63)	(0.00)‡

Net asset value at end of year	$8.82	$9.28	$10.25	$8.25	$7.85

Total investment return (b)	12.04%	17.66%	32.94%	14.31%	7.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26%)	(0.63%)	(0.28%)	0.19%	0.10%
Net expenses (excluding short sale expenses)	1.45%	1.53%	1.56%	1.54%	1.58%
Expenses (including short sales expenses, before waiver/reimbursement)	2.50%	2.70%	2.81%	2.61%	2.27%
Short sale expenses	1.05%	1.17%	1.25%	1.07%	0.69%
Portfolio turnover rate	152%	163%	128%	140%	145%
Net assets at end of year (in 000’s)	$3,938	$1,357	$594	$151	$121

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$8.63	$9.76	$7.93	$7.62	$7.12

Net investment income (loss) (a)	(0.08)	(0.12)	(0.09)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.96	1.43	2.45	0.98	0.55

Total from investment operations	0.88	1.31	2.36	0.94	0.50

Less dividends and distributions:
From net investment income	—	—	(0.00)‡	—	(0.00)‡
From net realized gain on investments	(1.47)	(2.44)	(0.53)	(0.63)	—

Total dividends and distributions	(1.47)	(2.44)	(0.53)	(0.63)	(0.00)‡

Net asset value at end of year	$8.04	$8.63	$9.76	$7.93	$7.62

Total investment return (b)	11.32%	16.68%	31.91%	13.42%	7.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.04%)	(1.43%)	(1.03%)	(0.56%)	(0.63%)
Net expenses (excluding short sale expenses)	2.20%	2.28%	2.31%	2.30%	2.32%
Expenses (including short sales expenses, before waiver/reimbursement)	3.25%	3.42%	3.58%	3.36%	3.02%
Short sale expenses	1.05%	1.14%	1.27%	1.06%	0.70%
Portfolio turnover rate	152%	163%	128%	140%	145%
Net assets at end of year (in 000’s)	$54,873	$6,229	$1,190	$451	$379

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$9.41	$10.34	$8.32	$7.92	$7.33

Net investment income (loss) (a)	0.01	(0.01)	0.04	0.05	0.05
Net realized and unrealized gain (loss) on investments	1.05	1.53	2.56	1.02	0.57

Total from investment operations	1.06	1.52	2.60	1.07	0.62

Less dividends and distributions:
From net investment income	—	(0.01)	(0.05)	(0.04)	(0.03)
From net realized gain on investments	(1.47)	(2.44)	(0.53)	(0.63)	—

Total dividends and distributions	(1.47)	(2.45)	(0.58)	(0.67)	(0.03)

Net asset value at end of year	$9.00	$9.41	$10.34	$8.32	$7.92

Total investment return (b)	12.44%	18.13%	33.60%	14.76%	8.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15%	(0.09%)	0.44%	0.69%	0.61%
Net expenses (excluding short sale expenses)	1.07%	1.05%	1.05%	1.06%	1.09%
Expenses (including short sales expenses, before waiver/reimbursement)	2.12%	2.24%	2.32%	2.12%	1.79%
Short sale expenses	1.05%	1.19%	1.27%	1.06%	0.70%
Portfolio turnover rate	152%	163%	128%	140%	145%
Net assets at end of year (in 000’s)	$669,159	$509,379	$476,871	$461,366	$380,953

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

28	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“the Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the MainStay 130/30 Core Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the MainStay 130/30 Core Fund’s name changed to MainStay U.S. Equity Opportunities Fund (the “Fund”). These financial statements and notes relate to the Fund, a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board

authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

29

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax

30	MainStay U.S. Equity Opportunities Fund

liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on

31

Notes to Financial Statements (continued)

the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the Fund did not hold any rights.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(M)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at a 1.00% annual rate of average daily net assets of the Fund.

32	MainStay U.S. Equity Opportunities Fund

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.50%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages:1.60% for Investor Class and 2.35% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $6,407,890.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $66,683 and $2,875, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $6,409.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$13,102
Investor Class	3,144
Class C	40,748
Class I	119,270

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$113,552	$18,236,360	$—	$142,604,106	$160,954,018

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(304,594)	$304,594	$—

The reclassifications for the Fund are primarily due to return of capital distributions received and adjustment for Real Estate Investment Trusts (REITs).

33

Notes to Financial Statements (continued)

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$26,703,782	$39,344,960
Long-Term Capital Gain	54,244,492	64,087,203
Total	$80,948,274	$103,432,163

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $1,621,302 and $1,251,126, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	14,381,714	$123,717,508
Shares issued to shareholders in reinvestment of dividends and distributions	361,897	3,018,217
Shares redeemed	(2,884,995)	(24,991,261)

Net increase (decrease) in shares outstanding before conversion	11,858,616	101,744,464
Shares converted into Class A (See Note 1)	44,060	378,595
Shares converted from Class A (See Note 1)	(34,376)	(287,083)

Net increase (decrease)	11,868,300	$101,835,976

Year ended October 31, 2014:
Shares sold	1,901,955	$17,064,956
Shares issued to shareholders in reinvestment of dividends and distributions	81,064	664,723
Shares redeemed	(262,197)	(2,339,284)

Net increase (decrease) in shares outstanding before conversion	1,720,822	15,390,395
Shares converted into Class A (See Note 1)	11,343	100,419
Shares converted from Class A (See Note 1)	(6,568)	(59,210)

Net increase (decrease)	1,725,597	$15,431,604

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	347,667	$2,956,909
Shares issued to shareholders in reinvestment of dividends and distributions	28,454	234,462
Shares redeemed	(65,989)	(555,202)

Net increase (decrease) in shares outstanding before conversion	310,132	2,636,169
Shares converted into Investor Class (See Note 1)	34,793	287,083
Shares converted from Investor Class (See Note 1)	(44,559)	(378,595)

Net increase (decrease)	300,366	$2,544,657

Year ended October 31, 2014:
Shares sold	115,833	$1,021,515
Shares issued to shareholders in reinvestment of dividends and distributions	18,469	150,340
Shares redeemed	(41,171)	(359,590)

Net increase (decrease) in shares outstanding before conversion	93,131	812,265
Shares converted into Investor Class (See Note 1)	6,625	59,210
Shares converted from Investor Class (See Note 1)	(11,431)	(100,419)

Net increase (decrease)	88,325	$771,056

34	MainStay U.S. Equity Opportunities Fund

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	6,671,251	$51,629,797
Shares issued to shareholders in reinvestment of dividends and distributions	122,336	924,861
Shares redeemed	(688,370)	(5,306,159)

Net increase (decrease)	6,105,217	$47,248,499

Year ended October 31, 2014:
Shares sold	654,778	$5,466,855
Shares issued to shareholders in reinvestment of dividends and distributions	16,447	125,495
Shares redeemed	(71,532)	(591,803)

Net increase (decrease)	599,693	$5,000,547

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	27,857,540	$239,289,342
Shares issued to shareholders in reinvestment of dividends and distributions	9,068,762	76,086,918
Shares redeemed	(16,725,483)	(146,453,874)

Net increase (decrease)	20,200,819	$168,922,386

Year ended October 31, 2014:
Shares sold	14,180,940	$126,442,218
Shares issued to shareholders in reinvestment of dividends and distributions	12,434,253	102,209,557
Shares redeemed	(18,616,907)	(169,110,008)

Net increase (decrease)	7,998,286	$59,541,767

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. A decision has not been issued.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 10–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay U.S. Equity Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay U.S. Equity Opportunities Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

36	MainStay U.S. Equity Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $54,244,492 as long term capital gain distributions.

For the fiscal year ended October 31, 2015, the Fund designated approximately $8,856,401 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015 should be multiplied by 32.2% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2015.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC their proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

37

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

38	MainStay U.S. Equity Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

39

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

40	MainStay U.S. Equity Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

41

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay U.S. Equity Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673698 MS291-15	MSUER11-12/15 (NYLIM) NL234

MainStay High Yield Opportunities Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (800-624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (12/14/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.60 –5.34%	3.22 4.18%	7.33 7.96%	1.50 1.50%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.57 –5.30	3.24 4.20	7.32 7.94	1.46 1.46
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–6.88 –6.01	3.45 3.45	7.14 7.14	2.21 2.21
Class I Shares	No Sales Charge		–5.17	4.43	8.22	1.25

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[4]	–2.03%	6.01%	7.66%
Average Lipper High Yield Fund[5]	–2.24	5.17	6.16

4.	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$945.70	$10.00	$1,014.90	$10.36

Investor Class Shares	$1,000.00	$946.60	$9.67	$1,015.30	$10.01

Class C Shares	$1,000.00	$943.00	$13.42	$1,011.40	$13.89

Class I Shares	$1,000.00	$947.00	$8.83	$1,016.10	$9.15

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.04% for Class A, 1.97% for Investor Class, 2.74% for Class C and 1.80% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	HCA, Inc., 5.00%–5.875%, due 5/1/23–2/1/25

2.	T-Mobile USA, Inc., 6.125%–6.625%, due 4/28/20–1/15/22

3.	Sprint Capital Corp., 6.875%–8.75%, due 11/15/28–3/15/32

4.	Reynolds Group Issuer, Inc., 8.25%–9.875%, due 8/15/19–2/15/21

5.	Frontier Communications Corp., 6.25%–11.00%, due 4/15/20–9/15/25

6.	Barclays PLC, 6.50%, due 12/29/49

7.	First Data Corp., 7.00%–10.625%, due 6/15/21–12/1/23

8.	Glen Meadow Pass-through Trust, 6.505%, due 2/12/67

9.	Ortho-Clinical Diagnostics, Inc., 4.75%, due 6/30/21

10.	MGM Resorts International, 6.75%, due 10/1/20

Top Five Short Positions as of October 31, 2015 (Unaudited)

1.	Williams Partners, L.P. / ACMP Finance Corp., 4.875%, due 5/15/23
2.	United States Treasury Note, 0.375%, due 5/31/16
3.	Southwestern Energy Co., 4.95%, due 1/23/25
4.	Rice Energy, Inc., 6.25%, due 5/1/22
5.	Time Warner Cable, Inc., 8.75%, due 2/14/19

8	MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Michael Kimble, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned –5.34% for Class A shares, –5.30% for Investor Class shares and –6.01% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned –5.17%. For the 12 months ended October 31, 2015, all share classes underperformed the –2.03% return of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index,1 which is the Fund’s broad-based securities-market index, and the –2.24% return of the Average Lipper2 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

During the reporting period, MacKay Shields announced that effective September 2016, Taylor Wagenseil will no longer serve as a portfolio manager of the Fund. Dan Roberts, Louis Cohen and Michael Kimble will continue to manage the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The reporting period was volatile for all risk-based assets including high-yield bonds. Securities of U.S. domestic oil and gas producers, along with other challenged commodity providers, were the Fund’s largest detractors and contributed to the Fund’s underperformance relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. Other unrelated sectors tended to decline less. Weakening investor sentiment and concerns about China’s currency and economy had a negative impact on the market.

Despite heightened investor risk aversion, we believed that high-yield bonds, in general, provided good value, measured in terms of future defaults and the relative stability of industries not subject to volatile energy and commodity prices. In our opinion, the investor angst that led to declining prices and widening spreads3 during the reporting period may have represented an overcompensation for fundamentals. In the U.S. high-yield bond market, two troubled market segments—energy and metals/mining—have accounted for a majority of year-to-date defaults. We continued to closely monitor and assess the likely impact of the problems in these market segments.

Fortunately, most of the U.S. high-yield bond market is not directly affected by economic news emanating from Beijing. We believe that over time, the high-yield market’s reaction to China’s difficulties may soften considerably.

We did not observe any meaningful earnings disappointments or economic developments that would indicate a need to change our view that U.S. corporate credit fundamentals were sound and that credit-sensitive bonds continued to offer good relative value. We maintained a positive outlook for growth and valuations in the U.S. credit markets, and we did not believe that the domestic economic cycle had reached a turning point. As a result, we saw no need to reduce the Fund’s risk posture.

What was the Fund’s duration4 strategy during the reporting period?

Throughout the reporting period the Fund maintained a duration closely in line with that of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. At the end of the reporting period the Fund’s effective duration was 4.3 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period there were many events that had to be considered in positioning the Fund. Among these were inconsistent economic data, monetary policies of global central banks, volatility in energy prices, a slowing economy in China and a flattening yield curve.5 Though volatility spiked during the reporting period, we believed that high-yield bonds continued to be attractive relative to government-related securities because of solid fundamentals in most sectors of the market. We also believed that the low interest-rate environment during the reporting period had sparked healthy demand for higher-yielding products. In our opinion, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. We view spreads as a measure of the compensation required to assume credit risk. During the reporting period we reduced the Fund’s position in emerging-market debt because of idiosyncratic risks that have bubbled up in that sector. We also trimmed the Fund’s exposure to the energy sector.

1.	See footnote on page 6 for more information on the BofA Merrill Lynch U.S. High Yield Master II Constrained Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

Positions in commodity-based sectors—such as energy and metals/mining, which experienced elevated price volatility during the reporting period—were the Fund’s biggest detractors. The outlook for companies involved in the exploration and production of gas and oil was clouded by a supply-and-demand imbalance that led to price declines. The Fund’s positions in Basic Energy Services, Chesapeake Energy, and Samson Investment suffered as a result. Some of the Fund’s positions in the basic industry sector were hurt by lower commodity prices.

Positive contributors included homebuilders and related entities, such as KB Homes and Building Materials Corporation. These issuers benefited from an upturn in housing. The Fund’s position in loans also held up well in a volatile market and posted positive returns during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period we added to our weighting in Frontier Communications when the company issued new debt to complete their purchase of Verizon’s cable TV assets. With the addition of these cable assets, Frontier enjoyed a diversified geographical base of telephony and cable assets. This increased the company’s revenue stream significantly and decreased their reliance on the telephone business. We also added Level 3 to the Fund. The company is a leading wholesale provider of fiber capacity to the communications business, with assets connecting all the major hubs in the United States. Level 3 has been acquiring fiber assets, growing revenues and increasing margins. The company has generated significant free cash flow, and during the reporting period, it traded inexpensively relative to its credit metrics.

We reduced the Fund’s holdings in aeronautics company Bombardier, as the company continued to lose cash because of severe delays in its C-Series passenger jet business. The C-Series project is three years overdue and significantly over budget. Bombardier had to borrow significantly to fund this project, and we reduced our position to be underweight this credit. We also reduced the Fund’s weighting in ArcelorMittal, the world’s largest steel manufacturer. With the economic slowdown in China, we saw reduced demand for steel. Nevertheless, steel from China has flooded the world market and has resulted in three antidumping cases filed by U.S. steel producers.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period we reduced the Fund’s positon in emerging-market corporate bonds. Despite recent performance improvements in emerging markets, we were concerned about elevated idiosyncratic risk and weakness in commodity prices. The Fund also pared back exposure to companies with weaker credit profiles, while it selectively participated in the new issue market.

How was the Fund positioned at the end of the reporting period?

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets has not changed. We believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative. (We believe, however, that the Federal Reserve may move to increase the federal funds target rate in the not-too-distant future.). Our central belief is that monetary policy plays a critical role in the creation of credit, and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of October 31, 2015, the Fund maintained overweight positions in basic industries, banking and capital goods. As of the same date, the Fund maintained underweight positions in energy and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Opportunities Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value
Long-Term Bonds 100.5%† Asset-Backed Securities 2.2%
Home Equity 1.9%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.254%, due 10/25/36 (a)	$1,433,627	$1,357,415
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.264%, due 5/25/37 (a)	317,093	224,171
First NLC Trust Series 2007-1, Class A1 0.264%, due 8/25/37 (a)(b)	965,371	531,847
GSAA Home Equity Trust
Series 2006-14, Class A1 0.244%, due 9/25/36 (a)	425,172	223,116
Series 2006-18, Class AV1 0.264%, due 11/25/36 (a)	103,472	45,271
Series 2007-5, Class 2A1A 0.314%, due 4/25/47 (a)	358,455	291,762
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.324%, due 4/25/37 (a)	254,701	245,830
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.294%, due 4/25/37 (a)	215,574	213,425
JPMorgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1 0.294%, due 3/25/47 (a)	411,956	252,527
Series 2007-CH2, Class AF2 4.82%, due 1/25/37 (c)	1,203,881	899,531
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.294%, due 9/25/36 (a)	874,125	440,095
Series 2006-HE8, Class A2B 0.294%, due 10/25/36 (a)	207,577	120,992
Series 2007-NC2, Class A2FP 0.344%, due 2/25/37 (a)	1,622,893	977,371
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	3,256,676	1,665,913
Securitized Asset Backed Receivables LLC Trust
Series 2006-FR4, Class A2A 0.274%, due 8/25/36 (a)	2,925,650	1,209,678
Series 2007-BR4, Class A2A 0.284%, due 5/25/37 (a)	1,005,281	615,423
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.274%, due 6/25/37 (a)	1,179,504	709,981

	Principal Amount	Value
Home Equity (continued)
Soundview Home Equity Loan Trust (continued)
Series 2006-EQ2, Class A2 0.304%, due 1/25/37 (a)	$1,707,433	$1,146,368
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.304%, due 9/25/37 (a)	2,224,742	1,041,507

		12,212,223

Student Loans 0.3%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.649%, due 5/25/29 (a)	1,693,899	1,638,866

Total Asset-Backed Securities (Cost $17,806,246)		13,851,089

Convertible Bond 0.0%‡
Mining 0.0%‡
Aleris International, Inc. 6.00%, due 6/1/20 (b)(d)(e)(f)	11,797	9,375

Total Convertible Bond (Cost $8,873)		9,375

Corporate Bonds 89.5%
Aerospace & Defense 2.9%
KLX, Inc. 5.875%, due 12/1/22 (b)	6,575,000	6,710,609
Orbital ATK, Inc.
5.25%, due 10/1/21	3,495,000	3,573,638
5.50%, due 10/1/23 (b)	1,740,000	1,818,300
TransDigm, Inc. 6.00%, due 7/15/22	6,515,000	6,580,150

		18,682,697

Airlines 1.3%
America West Airlines Pass-Through Trust Series 2000-1, Class G 8.057%, due 1/2/22	989,815	1,128,389
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	2,000,000	1,982,500
Continental Airlines, Inc. Series 2004-ERJ1 9.558%, due 3/1/21	2,703,464	2,899,465
U.S. Airways Group, Inc. 6.125%, due 6/1/18 (g)	1,200,000	1,246,500
UAL 2009-2B Pass-Through Trust 12.00%, due 7/15/17 (b)	977,775	999,775

		8,256,629

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers 1.0%
Ford Motor Co.
7.50%, due 8/1/26	$255,000	$313,519
8.90%, due 1/15/32	410,000	525,865
9.98%, due 2/15/47	1,500,000	2,205,461
Navistar International Corp. 8.25%, due 11/1/21	4,395,000	3,428,100

		6,472,945

Auto Parts & Equipment 1.4%
Dana Holding Corp. 5.375%, due 9/15/21	2,975,000	3,034,500
MPG Holdco I, Inc. 7.375%, due 10/15/22	3,255,000	3,458,438
ZF North America Capital, Inc. 4.75%, due 4/29/25 (b)	2,220,000	2,178,375

		8,671,313

Banks 8.2%
Bank of America Corp. 8.00%, due 7/29/49 (a)	504,000	525,470
♦Barclays PLC 6.50%, due 12/29/49 (a)	EUR8,675,000	9,617,022
Capital One Financial Corp. 5.55%, due 12/29/49 (a)	$5,840,000	5,850,950
Citigroup, Inc. 6.30%, due 12/29/49 (a)	8,750,000	8,654,187
Credit Agricole S.A. 7.875%, due 1/29/49 (a)(b)	5,750,000	5,900,207
HSBC Holdings PLC 6.375%, due 12/29/49 (a)	6,250,000	6,190,688
Industrial Senior Trust 5.50%, due 11/1/22 (b)	6,500,000	5,923,938
Lloyds Banking Group PLC 7.50%, due 4/30/49 (a)	2,650,000	2,815,625
Wachovia Capital Trust III 5.57%, due 3/29/49 (a)	1,000,000	982,000
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	6,075,000	6,226,875

		52,686,962

Building Materials 0.9%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	4,150,000	3,309,625
USG Corp. 5.875%, due 11/1/21 (b)	2,170,000	2,286,638

		5,596,263

Chemicals 0.7%
Hexion, Inc.
6.625%, due 4/15/20	645,000	546,637
8.875%, due 2/1/18	3,210,000	2,455,650

	Principal Amount	Value
Chemicals (continued)
Momentive Performance Materials, Inc. 4.69%, due 4/24/22 (g)	$2,510,000	$1,731,900
Momentive Performance Materials, Inc. (Escrow Claim Shares) 10.00%, due 10/15/20 (d)(e)(f)	2,510,000	3

		4,734,190

Commercial Services 3.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.125%, due 6/1/22 (b)	800,000	816,592
5.50%, due 4/1/23	5,560,000	5,761,550
Hertz Corp. (The)
6.25%, due 10/15/22	750,000	772,500
7.375%, due 1/15/21 (g)	3,195,000	3,324,781
Service Corp. International 5.375%, due 5/15/24	3,405,000	3,630,581
United Rentals North America, Inc.
5.50%, due 7/15/25	960,000	957,600
6.125%, due 6/15/23	4,135,000	4,314,873

		19,578,477

Computers 0.8%
NCR Corp. 6.375%, due 12/15/23	5,130,000	5,283,900

Cosmetics & Personal Care 0.8%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)	4,820,000	5,067,025

Electric 0.9%
Calpine Corp. 5.75%, due 1/15/25	6,170,000	5,846,075

Entertainment 1.7%
Isle of Capri Casinos, Inc.
5.875%, due 3/15/21	2,339,000	2,461,797
8.875%, due 6/15/20	2,150,000	2,311,250
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21 (g)	3,800,000	3,914,000
Scientific Games International, Inc. 10.00%, due 12/1/22	2,855,000	2,526,675

		11,213,722

Finance—Auto Loans 0.8%
Ally Financial, Inc. 8.00%, due 11/1/31 (g)	4,111,000	4,993,598

Finance—Consumer Loans 3.0%
Navient Corp. 8.00%, due 3/25/20	5,800,000	6,148,000
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)	5,450,000	5,695,250

12	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Consumer Loans (continued)
Springleaf Finance Corp.
6.00%, due 6/1/20	$3,855,000	$3,903,187
7.75%, due 10/1/21 (g)	3,270,000	3,519,338

		19,265,775

Finance—Other Services 0.6%
Ausdrill Finance Pty, Ltd. 6.875%, due 11/1/19 (b)	2,740,000	1,979,650
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22 (g)	1,695,000	1,745,850

		3,725,500

Food 1.5%
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (b)	2,325,000	2,295,938
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (b)	3,065,000	3,133,962
Smithfield Foods, Inc. 6.625%, due 8/15/22 (g)	3,635,000	3,889,450

		9,319,350

Forest Products & Paper 0.5%
Stora Enso OYJ 7.25%, due 4/15/36 (b)	3,000,000	3,210,000

Hand & Machine Tools 0.5%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (b)	3,375,000	3,459,375

Health Care—Products 1.6%
Alere, Inc.
6.375%, due 7/1/23 (b)	1,195,000	1,242,800
6.50%, due 6/15/20	2,915,000	3,009,737
7.25%, due 7/1/18	1,411,000	1,470,968
Kinetic Concepts, Inc. / KCI USA, Inc. 10.50%, due 11/1/18 (g)	3,050,000	3,220,495
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (b)	1,100,000	1,045,682

		9,989,682

Health Care—Services 5.2%
CHS / Community Health Systems, Inc. 6.875%, due 2/1/22	6,775,000	6,825,812
♦HCA, Inc.
5.00%, due 3/15/24	6,830,000	7,034,900
5.375%, due 2/1/25 (g)	2,915,000	2,991,519
5.875%, due 5/1/23	3,500,000	3,710,000
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (b)	5,910,000	6,028,200

	Principal Amount	Value
Health Care—Services (continued)
Tenet Healthcare Corp. 8.125%, due 4/1/22	$6,445,000	$6,815,588

		33,406,019

Holding Company—Diversified 0.3%
Stena AB 7.00%, due 2/1/24 (b)	1,830,000	1,669,875

Home Builders 4.3%
Beazer Homes USA, Inc.
5.75%, due 6/15/19 (g)	1,880,000	1,809,500
7.25%, due 2/1/23 (g)	2,720,000	2,563,600
K. Hovnanian Enterprises, Inc.
7.00%, due 1/15/19 (b)	2,350,000	1,868,250
7.25%, due 10/15/20 (b)	6,080,000	5,715,200
Meritage Homes Corp. 6.00%, due 6/1/25 (g)	2,835,000	2,905,875
PulteGroup, Inc. 7.875%, due 6/15/32	5,295,000	6,128,962
TRI Pointe Holdings, Inc. 5.875%, due 6/15/24	6,440,000	6,440,000

		27,431,387

Household Products & Wares 0.3%
Spectrum Brands, Inc. 5.75%, due 7/15/25 (b)	1,560,000	1,663,350

Insurance 5.0%
American International Group, Inc. 8.175%, due 5/15/68 (a)	2,000,000	2,640,000
Genworth Holdings, Inc. 6.15%, due 11/15/66 (a)	10,366,000	4,612,870
♦Glen Meadow Pass-through Trust 6.505%, due 2/12/67 (a)(b)	10,650,000	9,212,250
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (b)	3,000,000	3,517,500
10.75%, due 6/15/88 (a)(b)	500,000	750,000
Lincoln National Corp.
6.05%, due 4/20/67 (a)(g)	3,000,000	2,490,000
7.00%, due 5/17/66 (a)(g)	3,840,000	3,213,600
Oil Insurance, Ltd. 3.309%, due 12/29/49 (a)(b)	3,250,000	2,860,000
Pacific Life Insurance Co.
7.90%, due 12/30/23 (b)	1,300,000	1,624,789
9.25%, due 6/15/39 (b)	500,000	737,999

		31,659,008

Iron & Steel 2.0%
AK Steel Corp.
7.625%, due 10/1/21 (g)	2,330,000	1,112,575
8.375%, due 4/1/22 (g)	2,700,000	1,269,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel (continued)
ArcelorMittal
7.75%, due 3/1/41 (g)(k)	$2,100,000	$1,775,214
8.00%, due 10/15/39 (k)	6,435,000	5,485,837
United States Steel Corp.
7.375%, due 4/1/20 (g)	2,755,000	2,052,475
7.50%, due 3/15/22	1,350,000	1,042,875

		12,737,976

Lodging 2.0%
♦MGM Resorts International 6.75%, due 10/1/20	8,299,000	8,838,435
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (b)	4,400,000	4,129,620

		12,968,055

Machinery—Construction & Mining 0.8%
Terex Corp. 6.00%, due 5/15/21	5,275,000	5,223,305

Machinery—Diversified 0.6%
Zebra Technologies Corp. 7.25%, due 10/15/22	3,515,000	3,835,744

Media 4.7%
Altice Luxembourg S.A. 7.75%, due 5/15/22 (b)	6,695,000	6,443,937
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	6,430,000	6,526,450
Clear Channel Worldwide Holdings, Inc.
Series A 7.625%, due 3/15/20	559,000	567,385
Series B 6.50%, due 11/15/22 (g)	1,000,000	1,042,500
7.625%, due 3/15/20	4,947,000	5,132,513
DISH DBS Corp. 6.75%, due 6/1/21	4,920,000	5,079,900
iHeartCommunications, Inc. 9.00%, due 3/1/21	6,275,000	5,161,187

		29,953,872

Mining 1.0%
Aleris International, Inc.
7.625%, due 2/15/18	3,135,000	2,931,225
7.875%, due 11/1/20	3,653,000	3,433,820

		6,365,045

	Principal Amount	Value
Miscellaneous—Manufacturing 1.6%
Bombardier, Inc.
6.00%, due 10/15/22 (b)	$740,000	$569,800
6.125%, due 1/15/23 (b)	1,735,000	1,344,625
7.75%, due 3/15/20 (b)	1,560,000	1,361,100
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	4,115,000	3,302,288
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	4,725,000	3,496,500

		10,074,313

Oil & Gas 5.1%
Berry Petroleum Co. LLC 6.375%, due 9/15/22	4,245,000	1,528,200
California Resources Corp. 6.00%, due 11/15/24	2,220,000	1,509,600
CHC Helicopter S.A. 9.25%, due 10/15/20	5,044,500	2,875,365
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	3,815,000	3,738,700
Concho Resources, Inc. 6.50%, due 1/15/22	2,400,000	2,487,000
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20	1,760,000	1,531,200
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (b)	4,570,000	4,649,975
LINN Energy LLC / LINN Energy Finance Corp.
7.75%, due 2/1/21	2,650,000	609,500
8.625%, due 4/15/20 (g)	2,490,000	647,400
Petrobras Global Finance B.V.
6.25%, due 3/17/24 (g)	1,310,000	1,049,244
7.25%, due 3/17/44 (g)	2,960,000	2,202,240
Precision Drilling Corp. 6.50%, due 12/15/21	2,740,000	2,383,800
Sunoco, L.P. / Sunoco Finance Corp.
5.50%, due 8/1/20 (b)	2,200,000	2,255,000
6.375%, due 4/1/23 (b)	1,035,000	1,042,763
Whiting Petroleum Corp. 5.75%, due 3/15/21	4,135,000	3,840,381

		32,350,368

Oil & Gas Services 1.3%
Basic Energy Services, Inc.
7.75%, due 2/15/19	3,145,000	1,265,863
7.75%, due 10/15/22 (g)	2,025,000	749,250
CGG S.A. 6.50%, due 6/1/21	5,550,000	3,191,250
PHI, Inc. 5.25%, due 3/15/19	3,550,000	3,141,750

		8,348,113

14	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers 3.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.00%, due 6/30/21 (b)	$1,700,000	$1,666,000
Novelis, Inc. 8.75%, due 12/15/20	4,665,000	4,676,662
♦Reynolds Group Issuer, Inc.
8.25%, due 2/15/21	2,350,000	2,441,063
9.875%, due 8/15/19	8,066,000	8,489,465
Sealed Air Corp. 5.50%, due 9/15/25 (b)	2,765,000	2,917,075

		20,190,265

Pharmaceuticals 1.1%
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (b)	2,705,000	2,705,000
Valeant Pharmaceuticals International, Inc. 5.625%, due 12/1/21 (b)	5,400,000	4,684,500

		7,389,500

Pipelines 1.3%
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 4.875%, due 6/1/25	1,695,000	1,584,825
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23	2,800,000	2,450,000
6.875%, due 2/1/21	2,965,000	2,979,825
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20 (g)	1,096,000	1,139,840

		8,154,490

Real Estate Investment Trusts 1.1%
Iron Mountain, Inc. 6.00%, due 8/15/23	6,890,000	7,225,888

Retail 1.1%
Dollar Tree, Inc. 5.75%, due 3/1/23 (b)	5,335,000	5,621,756
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.75%, due 3/1/25	1,760,000	1,694,000

		7,315,756

Semiconductors 0.2%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (b)	1,160,000	1,197,700

	Principal Amount	Value
Software 1.8%
♦First Data Corp.
7.00%, due 12/1/23 (b)	$3,945,000	$4,014,037
10.625%, due 6/15/21 (g)	4,940,000	5,514,275
MSCI, Inc. 5.75%, due 8/15/25 (b)	1,665,000	1,755,743

		11,284,055

Telecommunications 11.2%
CenturyLink, Inc. 6.75%, due 12/1/23	4,485,000	4,450,914
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (b)	3,830,000	3,887,450
♦Frontier Communications Corp.
6.25%, due 9/15/21	1,600,000	1,428,800
8.50%, due 4/15/20 (g)	1,995,000	2,054,850
11.00%, due 9/15/25 (b)	6,000,000	6,288,720
Hughes Satellite Systems Corp. 7.625%, due 6/15/21 (g)	5,401,000	5,887,090
Intelsat Luxembourg S.A.
7.75%, due 6/1/21	1,484,000	875,560
8.125%, due 6/1/23 (g)	3,410,000	2,020,425
Level 3 Financing, Inc. 5.375%, due 1/15/24 (b)	3,985,000	4,034,812
♦Sprint Capital Corp.
6.875%, due 11/15/28	11,400,000	9,462,000
8.75%, due 3/15/32 (g)	1,685,000	1,516,500
Sprint Communications, Inc. 6.00%, due 11/15/22 (g)	3,775,000	3,225,700
♦T-Mobile USA, Inc.
6.125%, due 1/15/22 (g)	5,225,000	5,316,437
6.542%, due 4/28/20 (g)	4,700,000	4,817,500
6.625%, due 11/15/20	1,200,000	1,236,000
Telecom Italia Capital S.A. 7.20%, due 7/18/36	3,025,000	3,115,750
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (b)	2,990,000	2,993,738
ViaSat, Inc. 6.875%, due 6/15/20	1,530,000	1,602,675
Virgin Media Finance PLC 6.375%, due 10/15/24 (b)	GBP3,600,000	5,649,098
Windstream Services LLC 7.50%, due 4/1/23 (g)	$2,275,000	1,899,625

		71,763,644

Transportation 2.1%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (b)	3,620,000	3,710,500
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	6,080,000	4,651,200
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	5,725,000	5,109,562

		13,471,262

Total Corporate Bonds (Cost $610,783,354)		571,732,468

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Foreign Bonds 3.9%
Food 0.7%
Premier Foods Finance PLC Series Reg S 6.50%, due 3/15/21	GBP3,300,000	$4,727,353

Insurance 1.1%
Assicurazioni Generali S.p.A. 6.416%, due 12/29/49 (a)	4,400,000	6,833,910

Packaging & Containers 2.1%
Ardagh Packaging Finance PLC Series Reg S 9.25%, due 10/15/20	EUR5,450,000	6,291,250
Rexam PLC 6.75%, due 6/29/67 (a)	6,300,000	6,927,797

		13,219,047

Total Foreign Bonds (Cost $28,505,803)		24,780,310

Loan Assignments 3.9% (h)
Airlines 0.4%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	$2,315,000	2,302,943

Auto Parts & Equipment 0.4%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	2,369,568	2,370,160

Computers 0.1%
SunGard Data Systems, Inc. Term Loan E 4.00%, due 3/8/20	593,278	592,685

Entertainment 0.7%
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	4,912,500	4,797,366

Food Services 0.1%
Aramark Services, Inc.
USD Term Loan F 3.25%, due 2/24/21	857,633	854,595
Extended Synthetic LOC 2 3.693%, due 7/26/16	25,116	24,865
Extended Synthetic LOC 3 3.693%, due 7/26/16	13,943	13,803

		893,263

	Principal Amount	Value
Health Care—Products 1.4%
♦Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	$8,991,187	$8,854,072

Leisure Time 0.3%
ClubCorp Club Operations, Inc. 2015 Term Loan 4.25%, due 7/24/20	1,878,103	1,875,756

Media 0.5%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/4/21	376,793	372,688
iHeartCommunications, Inc. Term Loan D 6.938%, due 1/30/19	3,127,798	2,616,181

		2,988,869

Real Estate 0.0%‡
Realogy Corp. Extended Letter of Credit 4.446%, due 10/10/16	164,938	163,289

Total Loan Assignments (Cost $25,394,540)		24,838,403

Mortgage-Backed Securities 1.0%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.9%
Banc of America Commercial Mortgage Trust
Series 2005-J, Class 1A1 2.704%, due 11/25/35 (i)	396,375	351,369
Series 2007-2, Class A4 5.787%, due 4/10/49 (i)	600,000	621,070
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW14, Class A4 5.201%, due 12/11/38	569,446	585,311
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	417,109	424,249
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.795%, due 8/10/45 (i)	569,338	595,538
IndyMac Index Mortgage Loan Trust
Series 2004-AR4, Class 3A 2.533%, due 8/25/34 (i)	429,432	412,516
Series 2005-AR9, Class 4A2 2.599%, due 7/25/35 (i)	1,616,576	1,359,983

16	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A1S 0.304%, due 2/25/47 (a)	$645,484	$616,230
Structured Asset Securities Corp. Series 2005-11H, Class A2 5.00%, due 6/25/35 (d)	97,320	96,838
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.737%, due 7/25/36 (i)	438,321	424,620

		5,487,724

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	258,273	247,597
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.025%, due 11/25/36 (i)	415,952	368,128

		615,725

Total Mortgage-Backed Securities (Cost $5,245,943)		6,103,449

Total Long-Term Bonds (Cost $687,744,759)		641,315,094

	Shares
Common Stocks 0.6%
Auto Manufacturers 0.6%
General Motors Co.	95,845	3,345,949
Motors Liquidation Co. GUC Trust	19,523	316,272

		3,662,221

Electric 0.0%‡
Dynegy, Inc. (j)	13,120	254,922

Total Common Stocks (Cost $3,852,427)		3,917,143

Preferred Stock 0.2%
Banks 0.2%
Citigroup Capital XIII 6.692% (a)	40,000	1,016,000

Total Preferred Stock (Cost $1,000,000)		1,016,000

	Number of Warrants	Value
Warrants 0.1%
Auto Manufacturers 0.1%
General Motors Co. Strike Price $18.33 Expires 7/10/19 (j)	40,620	$693,790

Total Warrants (Cost $559,775)		693,790

	Principal Amount
Short-Term Investment 2.8%
Repurchase Agreement 2.8%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $18,223,440 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 1/8/20, with a Principal Amount of $18,405,000 and a Market Value of $18,589,050)	$18,223,440	18,223,440

Total Short-Term Investment (Cost $18,223,440)		18,223,440

Total Investments, Before Investments Sold Short (Cost $711,380,401) (l)	104.2%	665,165,467

Long-Term Bonds Sold Short (5.0%) Corporate Bonds Sold Short (3.6%)
Media (0.2%)
Time Warner Cable, Inc. 8.75%, due 2/14/19	(1,000,000)	(1,172,220)

Oil & Gas (2.0%)
Rice Energy, Inc. 6.25%, due 5/1/22	(6,685,000)	(6,049,925)
Southwestern Energy Co. 4.95%, due 1/23/25	(7,500,000)	(6,543,052)

		(12,592,977)

Pipelines (1.4%)
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	(10,115,000)	(9,129,789)

Total Corporate Bonds Sold Short (Proceeds $25,300,223)		(22,894,986)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
U.S. Government Security Sold Short (1.4%)
United States Treasury Note 0.375%, due 5/31/16	$(8,750,000)	$(8,751,593)

Total U.S. Government Security Sold Short (Proceeds $8,752,841)		(8,751,593)

Total Long-Term Bonds Sold Short (Proceeds $34,053,064)		(31,646,579)

Total Investments, Net of Investments Sold Short (Cost $677,327,337)	99.2%	633,518,888
Other Assets, Less Liabilities	0.8	4,953,394
Net Assets	100.0%	$638,472,282

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2015.

(d)	Illiquid security—As of October 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $106,216, which represented less than one-tenth of a percent of the Fund’s net assets.
(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of these securities was $9,378, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Restricted security.

(g)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(K)).

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2015.

(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2015.

(j)	Non-income producing security.

(k)	Step Coupon—Rate shown was the rate in effect as of October 31, 2015.

(l)	As of October 31, 2015, cost was $711,395,618 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$16,964,636
Gross unrealized depreciation	(63,194,787)

Net unrealized depreciation	$(46,230,151)

As of October 31, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	EUR	150,000	$167,948	$(2,957)
Pound Sterling vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	GBP	3,475,000	5,278,320	78,050

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	EUR	21,267,000	23,879,864	487,545
Pound Sterling vs. U.S. Dollar	11/24/15	JPMorgan Chase Bank	GBP	14,788,000	22,814,187	19,942
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$582,580

As of October 31, 2015, the Fund held the following centrally cleared credit default swap contract1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	Receive/ (Pay) Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Crossover Series 24	12/20/2020	Buy	$17,000	(5.00)%	$(1,090,264)	$(1,731,337)	$(641,073)

18	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2015, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	Receive/ (Pay) Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$12,500	(1.00)%	$(634,149)	$21,803	$(612,346)

1.	As of October 31, 2015, cash in the amount of $621,356 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at October 31, 2015.

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$13,851,089	$—	$13,851,089
Convertible Bond (b)	—	—	9,375	9,375
Corporate Bonds (c)	—	571,732,465	3	571,732,468
Foreign Bonds	—	24,780,310	—	24,780,310
Loan Assignments (d)	—	24,636,446	201,957	24,838,403
Mortgage-Backed Securities	—	6,103,449	—	6,103,449

Total Long-Term Bonds	—	641,103,759	211,335	641,315,094

Common Stocks	3,917,143	—	—	3,917,143
Preferred Stock	1,016,000	—	—	1,016,000
Warrants	693,790	—	—	693,790
Short-Term Investment
Repurchase Agreement	—	18,223,440	—	18,223,440

Total Investments in Securities	5,626,933	659,327,199	211,335	665,165,467

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	585,537	—	585,537

Total Investments in Securities and Other Financial Instruments	$5,626,933	$659,912,736	$211,335	$665,751,004

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(22,894,986)	$—	$(22,894,986)
U.S. Government Security Sold Short	—	(8,751,593)	—	(8,751,593)

Total Long-Term Bonds Sold Short	—	(31,646,579)	—	(31,646,579)

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	(2,957)	—	(2,957)
Credit Default Swap Contracts (e)	—	(1,253,419)	—	(1,253,419)

Total Other Financial Instruments	—	(1,256,376)	—	(1,256,376)

Total Investments in Securities Sold Short and Other Financial Instruments	$—	$(32,902,955)	$—	$(32,902,955)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $9,375 is held in Mining within the Convertible Bond section of the Portfolio of Investments.

(c)	The Level 3 security valued at $3 is held in Chemicals, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $38,668 and $163,289 are held in Food Services and Real Estate, respectively, within Loan Assignments whose values were obtained from an independent pricing service which utilize significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appre- ciation (Depre- ciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appre- ciation (Depre- ciation) from Investments Still Held at October 31, 2015 (a)
Long-Term Bonds
Convertible Bond
Mining	$10,025	$—	$—	$(650)	$—	$—		$—	$—	$9,375	$(650)
Corporate Bonds
Chemicals	3	—	—	—	—	—		—	—	3	—
Foreign Bonds
Banks	16,674,293	83,916	1,164,843	(2,695,032)	—	(15,228,020)		—	—	—	—
Loan Assignments
Food Services	88,202	1,410	481	(1,615)	—	(49,810	)(b)	—	—	38,668	(1,509)
Real Estate	163,068	2,368	33	(510)	—	(1,670	)(b)	—	—	163,289	(512)
Common Stock
Mining	137	—	(465,022)	922,227	—	(457,342)		—	—	—	—

Total	$16,935,728	$87,694	$700,335	$(1,775,580)	$—	$(15,736,842)		$—	$—	$211,335	$(2,671)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

20	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities before investments sold short, at value (identified cost $711,380,401)	$665,165,467
Cash collateral on deposit at broker	621,356
Cash denominated in foreign currencies (identified cost $448,198)	476,889
Receivables:
Dividends and interest	11,226,635
Investment securities sold	4,573,933
Fund shares sold	986,482
Premiums paid for OTC swap contract	634,149
Other assets	39,585
Unrealized appreciation on foreign currency forward contracts	585,537

Total assets	684,310,033

Liabilities
Investments sold short (proceeds $34,053,064)	31,646,579
Payables:
Investment securities purchased	7,938,563
Fund shares redeemed	3,569,239
Interest on investments sold short	569,867
Manager (See Note 3)	461,193
Transfer agent (See Note 3)	261,222
NYLIFE Distributors (See Note 3)	157,469
Broker fees and charges on short sales	140,865
Professional fees	49,831
Shareholder communication	38,813
Custodian	4,368
Trustees	1,668
Variation margin on centrally cleared swap contract	22,070
Accrued expenses	7,547
Dividend payable	353,154
Unrealized depreciation on OTC swap contract	612,346
Unrealized depreciation on foreign currency forward contracts	2,957

Total liabilities	45,837,751

Net assets	$638,472,282

Composition of Net Assets
Shares of beneficial interest outstanding (par value $.001 per share) unlimited number of shares authorized	$60,966
Additional paid-in capital	711,739,156

711,800,122
Undistributed net investment income	773,797
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(29,588,177)
Net unrealized appreciation (depreciation) on investments and swap contracts	(47,468,353)
Net unrealized appreciation (depreciation) on investments sold short	2,406,485
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	548,408

Net assets	$638,472,282

Class A
Net assets applicable to outstanding shares	$244,229,728

Shares of beneficial interest outstanding	23,322,551

Net asset value per share outstanding	$10.47
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.96

Investor Class
Net assets applicable to outstanding shares	$5,011,224

Shares of beneficial interest outstanding	480,930

Net asset value per share outstanding	$10.42
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.91

Class C
Net assets applicable to outstanding shares	$118,551,818

Shares of beneficial interest outstanding	11,369,368

Net asset value and offering price per share outstanding	$10.43

Class I
Net assets applicable to outstanding shares	$270,679,512

Shares of beneficial interest outstanding	25,793,178

Net asset value and offering price per share outstanding	$10.49

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$68,294,874
Dividends	554,705

Total income	68,849,579

Expenses
Manager (See Note 3)	6,955,555
Broker fees and charges on short sales	3,978,154
Distribution/Service—Class A (See Note 3)	841,006
Distribution/Service—Investor Class (See Note 3)	12,718
Distribution/Service—Class C (See Note 3)	1,445,616
Interest on investments sold short	1,979,469
Transfer agent (See Note 3)	1,781,966
Professional fees	119,873
Registration	117,301
Shareholder communication	76,265
Custodian	52,792
Trustees	16,396
Interest expense	793
Miscellaneous	29,504

Total expenses before waiver/reimbursement	17,407,408
Expense waiver/reimbursement from Manager (See Note 3)	(105,304)

Net expenses	17,302,104

Net investment income (loss)	51,547,475

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(40,108,976)
Investments sold short	(811,015)
Futures transactions	(2,944,929)
Swap transactions	(393,976)
Foreign currency transactions	14,519,667

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(29,739,229)

Net change in unrealized appreciation (depreciation) on:
Investments	(72,912,283)
Investments sold short	3,044,664
Futures contracts	1,030,460
Swap contracts	(790,670)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,591,150)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(73,218,979)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(102,958,208)

Net increase (decrease) in net assets resulting from operations	$(51,410,733)

22	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$51,547,475	$67,032,024
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(29,739,229)	22,528,919
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(73,218,979)	(39,080,606)

Net increase (decrease) in net assets resulting from operations	(51,410,733)	50,480,337

Dividends and distributions to shareholders:
From net investment income:
Class A	(19,301,446)	(26,749,798)
Investor Class	(299,160)	(258,875)
Class C	(7,360,496)	(8,003,704)
Class I	(22,969,265)	(30,440,700)

	(49,930,367)	(65,453,077)

From net realized gain on investments:
Class A	(10,523,782)	—
Investor Class	(134,780)	—
Class C	(4,256,817)	—
Class I	(12,580,060)	—

	(27,495,439)	—

From return of capital:
Class A	(1,090,038)	—
Investor Class	(17,820)	—
Class C	(485,913)	—
Class I	(1,224,072)	—

	(2,817,843)	—

Total dividends and distributions to shareholders	(80,243,649)	(65,453,077)

Capital share transactions:
Net proceeds from sale of shares	211,491,350	638,448,202
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	69,191,417	55,699,742
Cost of shares redeemed	(692,707,537)	(779,862,287)

Increase (decrease) in net assets derived from capital share transactions	(412,024,770)	(85,714,343)

Net increase (decrease) in net assets	(543,679,152)	(100,687,083)

	2015	2014
Net Assets
Beginning of year	1,182,151,434	1,282,838,517

End of year	$638,472,282	$1,182,151,434

Undistributed net investment income at end of year	$773,797	$2,593,965

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Cash Flows

for the year ended October 31, 2015

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(51,410,733)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(240,850,360)
Investments sold	753,362,723
Purchases to cover securities sold short	(319,029,260)
Securities sold short	238,318,520
Purchase of short term investments, net	(15,499,977)
Amortization (accretion) of discount and premium, net	(547,415)
Increase in investment securities sold receivable	(1,567,380)
Decrease in dividends and interest receivable	11,619,486
Increase in cash collateral on deposit at brokers	(21,911)
Decrease in premiums paid for OTC swap contracts	174,427
Decrease in other assets	34,090
Increase in investment securities purchased payable	2,104,745
Decrease in broker fees and charges payable on short sales	(143,058)
Decrease in interest payable for securities sold short	(388,061)
Increase in variation margin on centrally cleared swap contracts	22,070
Increase in professional fees payable	22,669
Decrease in custodian fees payable	(387)
Decrease in shareholder communication fees payable	(35,475)
Decrease in due to Trustees	(788)
Decrease in due to manager	(347,859)
Decrease in due to transfer agent	(96,067)
Decrease in due to NYLIFE Distributors	(88,234)
Decrease in variation margin on futures contracts	108,125
Decrease in accrued expenses	(2,166)
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	3,703,240
Net change in unrealized (appreciation) depreciation on OTC swap contracts	149,597
Net change in unrealized (appreciation) depreciation on investments	72,912,283
Net realized (gain) loss from investments	40,108,976
Net change in unrealized (appreciation) depreciation on securities sold short	(3,044,664)
Net realized (gain) loss from securities sold short	811,015

Net cash provided by operating activities	490,378,171

Cash flows from financing activities:
Proceeds from shares sold	212,393,527
Payment on shares redeemed	(691,776,316)
Cash distributions paid	(11,485,951)

Net cash used in financing activities	(490,868,740)

Net decrease in cash:	(490,569)

Cash at beginning of year	967,458

Cash at end of year	$476,889

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $69,191,417.

24	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013		2012		2011
Net asset value at beginning of year	$12.09	$12.22	$11.94		$11.30		$12.05

Net investment income (loss) (a)	0.67	0.64	0.68		0.70		0.68
Net realized and unrealized gain (loss) on investments	(1.44)	(0.22)	0.39		0.75		(0.62)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	0.08	(0.06)		0.05		(0.00	)‡

Total from investment operations	(0.63)	0.50	1.01		1.50		0.06

Less dividends and distributions:
From net investment income	(0.65)	(0.63)	(0.67	)(b)	(0.69)		(0.66)
From net realized gain on investments	(0.30)	—	(0.06)		(0.17)		(0.15)
From return of capital	(0.04)	—	—		—		—

Total dividends and distributions	(0.99)	(0.63)	(0.73)		(0.86)		(0.81)

Net asset value at end of year	$10.47	$12.09	$12.22		$11.94		$11.30

Total investment return (c)	(5.34%)	4.12%	8.83%		13.84%		0.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.93%	5.18%	5.57%		6.13%		5.82%
Net expenses (excluding short sale expenses)	1.30%	1.27%	1.28	%(d)	1.28	%(d)	1.30	%(d)
Expenses (including short sales expenses, before waiver/reimbursement)	2.00%	1.50%	1.48%		1.64%		1.75%
Short sale expenses	0.69%	0.23%	0.20%		0.36%		0.45%
Portfolio turnover rate	15%	26%	33%		23%		31%
Net assets at end of year (in 000’s)	$244,230	$455,383	$515,530		$445,818		$416,289

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

	Year ended October 31,
Investor Class	2015	2014	2013		2012		2011
Net asset value at beginning of year	$12.04	$12.17	$11.89		$11.26		$12.01

Net investment income (loss) (a)	0.67	0.65	0.68		0.70		0.68
Net realized and unrealized gain (loss) on investments	(1.44)	(0.22)	0.40		0.74		(0.62)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	0.08	(0.06)		0.05		(0.00	)‡

Total from investment operations	(0.63)	0.51	1.02		1.49		0.06

Less dividends and distributions:
From net investment income	(0.65)	(0.64)	(0.68	)(b)	(0.69)		(0.66)
From net realized gain on investments	(0.30)	—	(0.06)		(0.17)		(0.15)
From return of capital	(0.04)	—	—		—		—

Total dividends and distributions	(0.99)	(0.64)	(0.74)		(0.86)		(0.81)

Net asset value at end of year	$10.42	$12.04	$12.17		$11.89		$11.26

Total investment return (c)	(5.30%)	4.19%	8.91%		13.83%		0.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.00%	5.24%	5.60%		6.16%		5.71%
Net expenses (excluding short sale expenses)	1.24%	1.23%	1.24	%(d)	1.25	%(d)	1.30	%(d)
Expenses (including short sales expenses, before waiver/reimbursement)	1.94%	1.46%	1.44%		1.61%		1.75%
Short sale expenses	0.69%	0.23%	0.20%		0.36%		0.45%
Portfolio turnover rate	15%	26%	33%		23%		31%
Net assets at end of year (in 000’s)	$5,011	$5,308	$4,646		$2,816		$1,989

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2015	2014	2013		2012		2011
Net asset value at beginning of year	$12.05	$12.17	$11.89		$11.27		$12.01

Net investment income (loss) (a)	0.59	0.55	0.59		0.62		0.59
Net realized and unrealized gain (loss) on investments	(1.44)	(0.20)	0.40		0.73		(0.61)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	0.07	(0.06)		0.05		(0.00	)‡

Total from investment operations	(0.71)	0.42	0.93		1.40		(0.02)

Less dividends and distributions:
From net investment income	(0.57)	(0.54)	(0.59	)(b)	(0.61)		(0.57)
From net realized gain on investments	(0.30)	—	(0.06)		(0.17)		(0.15)
From return of capital	(0.04)	—	—		—		—

Total dividends and distributions	(0.91)	(0.54)	(0.65)		(0.78)		(0.72)

Net asset value at end of year	$10.43	$12.05	$12.17		$11.89		$11.27

Total investment return (c)	(6.01%)	3.49%	8.00%		12.97%		(0.16%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.25%	4.48%	4.86%		5.41%		5.09%
Net expenses (excluding short sale expenses)	1.99%	1.98%	1.99	%(d)	2.00	%(d)	2.06	% (d)
Expenses (including short sales expenses, before waiver/reimbursement)	2.69%	2.21%	2.19%		2.36%		2.51%
Short sale expenses	0.69%	0.23%	0.20%		0.36%		0.45%
Portfolio turnover rate	15%	26%	33%		23%		31%
Net assets at end of year (in 000’s)	$118,552	$173,707	$184,556		$172,027		$157,442

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

	Year ended October 31,
Class I	2015	2014	2013		2012		2011
Net asset value at beginning of year	$12.12	$12.24	$11.96		$11.32		$12.07

Net investment income (loss) (a)	0.70	0.67	0.71		0.73		0.71
Net realized and unrealized gain (loss) on investments	(1.46)	(0.20)	0.39		0.75		(0.62)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	0.07	(0.06)		0.05		(0.00	)‡

Total from investment operations	(0.62)	0.54	1.04		1.53		0.09

Less dividends and distributions:
From net investment income	(0.67)	(0.66)	(0.70	)(b)	(0.72)		(0.69)
From net realized gain on investments	(0.30)	—	(0.06)		(0.17)		(0.15)
From return of capital	(0.04)	—	—		—		—

Total dividends and distributions	(1.01)	(0.66)	(0.76)		(0.89)		(0.84)

Net asset value at end of year	$10.49	$12.12	$12.24		$11.96		$11.32

Total investment return (c)	(5.17%)	4.46%	9.09%		14.10%		0.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.19%	5.44%	5.82%		6.38%		6.05%
Net expenses (excluding short sale expenses)	1.05%	1.02%	1.03	%(d)	1.03	%(d)	1.05	%(d)
Expenses (including short sales expenses, before waiver/reimbursement)	1.75%	1.25%	1.23%		1.39%		1.50%
Short sale expenses	0.69%	0.23%	0.20%		0.36%		0.45%
Portfolio turnover rate	15%	26%	33%		23%		31%
Net assets at end of year (in 000’s)	$270,680	$547,754	$578,106		$513,289		$374,780

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

26	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay High Yield Opportunities Fund (the “Predecessor Fund”), a series of Eclipse Funds Inc. (the “Company”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 24, 2013. All information regarding and references to periods prior to May 24, 2013 relate to the Predecessor Fund.

The Fund currently offers four classes of shares. Class A, Class C, and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

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Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held securities with a value of $9,378 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held Level 3 securities with a value of $201,957 that were valued by utilizing significant unobservable inputs.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

28	MainStay High Yield Opportunities Fund

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s

29

Notes to Financial Statements (continued)

default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2015, the Fund did not hold any unfunded commitments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instrument. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument, or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts

30	MainStay High Yield Opportunities Fund

are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(K)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The

Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and

31

Notes to Financial Statements (continued)

withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(P)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(Q)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material

32	MainStay High Yield Opportunities Fund

liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into credit default swap contracts for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. The Fund also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$—	$585,537	$—	$585,537

Total Fair Value		$—	$585,537	$—	$585,537

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$—	$(2,957)	$—	$(2,957)
Swap Contracts	Unrealized depreciation on investments and swap contracts (a)	(1,253,419)	—	—	(1,253,419)

Total Fair Value		$(1,253,419)	$(2,957)	$—	$(1,256,376)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(2,944,929)	$(2,944,929)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	15,770,244	—	15,770,244
Swap Contracts	Net realized gain (loss) on swap transactions	(393,976)	—	—	(393,976)

Total Realized Gain (Loss)		$(393,976)	$15,770,244	$(2,944,929)	$12,431,339

33

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$1,030,460	$1,030,460
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(3,703,240)	—	(3,703,240)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(790,670)	—	—	(790,670)

Total Change in Unrealized Appreciation (Depreciation)		$(790,670)	$(3,703,240)	$1,030,460	$(3,463,450)

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	$—	$—	$(225,114,332)	$(225,114,332)
Forward Contracts Long	$—	$38,537,572	$—	$38,537,572
Forward Contracts Short	$—	$(126,130,616)	$—	$(126,130,616)
Swap Contracts	$21,333,333	$—	$—	$21,333,333

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $3 billion and 0.775% in excess of $3 billion. During the year ended October 31, 2015, the effective management fee rate was 0.80%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $6,955,555 and waived its fees and/or reimbursed expenses in the amount of $105,304.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan,

34	MainStay High Yield Opportunities Fund

Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $19,425 and $2,755, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $124 and $8,473, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$722,797
Investor Class	8,003
Class C	227,016
Class I	824,150

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(28,990,380)	$(479,622)	$(43,857,838)	$(73,327,840)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign forward contracts, mark to market of futures contracts and swap adjustments. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(3,437,276)	$3,437,276	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), swap adjustments and defaulted bonds.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $28,990,380 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$5,387	$23,603

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$52,573,554	$65,453,077
Long-Term Capital Gain	24,852,252	—
Return of Capital	2,817,843	—
Total	$80,243,649	$65,453,077

35

Notes to Financial Statements (continued)

Note 5–Restricted Securities

As of October 31, 2015, the Fund held the following restricted securities:

Security	Date of Acquisition	Principal Amount	Cost	10/31/15 Value	Percent of Net Assets
Aleris International, Inc. Convertible Bond 6.00%, due 6/1/20	7/6/10	$11,797	$8,872	$9,375	0.0	%‡
Momentive Performance Materials, Inc. (Escrow Claim Shares) Corporate Bond 10.00%, due 10/15/20	10/28/14	2,510,000	—	3	0.0	‡
Total			$8,872	$9,378	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $148,561 and $667,510, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	8,470,020	$94,006,197
Shares issued to shareholders in reinvestment of dividends and distributions	2,689,717	29,628,336
Shares redeemed	(25,491,497)	(284,210,224)

Net increase (decrease) in shares outstanding before conversion	(14,331,760)	(160,575,691)
Shares converted into Class A (See Note 1)	47,620	529,423
Shares converted from Class A (See Note 1)	(48,014)	(513,337)

Net increase (decrease)	(14,332,154)	$(160,559,605)

Year ended October 31, 2014:
Shares sold	17,171,817	$212,341,160
Shares issued to shareholders in reinvestment of dividends and distributions	2,050,200	25,314,708
Shares redeemed	(23,764,948)	(293,925,774)

Net increase (decrease) in shares outstanding before conversion	(4,542,931)	(56,269,906)
Shares converted into Class A (See Note 1)	36,614	456,630
Shares converted from Class A (See Note 1)	(26,056)	(321,095)

Net increase (decrease)	(4,532,373)	$(56,134,371)

36	MainStay High Yield Opportunities Fund

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	96,269	$1,079,150
Shares issued to shareholders in reinvestment of dividends and distributions	39,883	436,527
Shares redeemed	(96,468)	(1,072,703)

Net increase (decrease) in shares outstanding before conversion	39,684	442,974
Shares converted into Investor Class (See Note 1)	48,240	513,337
Shares converted from Investor Class (See Note 1)	(47,847)	(529,423)

Net increase (decrease)	40,077	$426,888

Year ended October 31, 2014:
Shares sold	125,745	$1,549,901
Shares issued to shareholders in reinvestment of dividends and distributions	20,107	246,966
Shares redeemed	(76,251)	(938,237)

Net increase (decrease) in shares outstanding before conversion	69,601	858,630
Shares converted into Investor Class (See Note 1)	26,183	321,095
Shares converted from Investor Class (See Note 1)	(36,781)	(456,630)

Net increase (decrease)	59,003	$723,095

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,345,045	$15,103,453
Shares issued to shareholders in reinvestment of dividends and distributions	805,440	8,826,030
Shares redeemed	(5,202,542)	(57,801,406)

Net increase (decrease)	(3,052,057)	$(33,871,923)

Year ended October 31, 2014:
Shares sold	2,441,384	$30,075,236
Shares issued to shareholders in reinvestment of dividends and distributions	468,015	5,752,536
Shares redeemed	(3,648,654)	(44,929,181)

Net increase (decrease)	(739,255)	$(9,101,409)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	9,020,914	$101,302,550
Shares issued to shareholders in reinvestment of dividends and distributions	2,743,809	30,300,524
Shares redeemed	(31,173,445)	(349,623,204)

Net increase (decrease)	(19,408,722)	$(218,020,130)

Year ended October 31, 2014:
Shares sold	31,619,980	$394,481,905
Shares issued to shareholders in reinvestment of dividends and distributions	1,973,180	24,385,532
Shares redeemed	(35,607,176)	(440,069,095)

Net increase (decrease)	(2,014,016)	$(21,201,658)

Note 10–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Marketfield Fund, the MainStay Large Cap Growth Fund, and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

Note 11–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

37

Notes to Financial Statements (continued)

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay High Yield Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Opportunities Fund (the “Fund”), one of the funds constituting the MainStay Funds Trust, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Opportunities Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

39

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $24,852,252 as a long term capital gain distribution.

For the fiscal year ended October 31, 2015, the Fund designated approximately $638,206 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 1.2% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay High Yield Opportunities Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

41

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

42	MainStay High Yield Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

44	MainStay High Yield Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1675147 MS291-15	MSHYR11-12/15 (NYLIM) NL235

MainStay International Opportunities Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (9/28/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.87 –0.39%	6.21 7.42%	–0.77 –0.08%	3.12 3.12%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.96 –0.49	6.05 7.26	–0.87 –0.18	3.25 3.25
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.13 –1.19	6.46 6.46	–0.95 –0.95	4.03 4.03
Class I Shares	No Sales Charge		–0.04	7.67	0.15	2.86

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception (9/28/07)
MSCI EAFE® Index[4]	–0.07%	4.81%	–0.37%
Average Lipper International Multi-Cap Core Fund[5]	–1.58	4.20	–0.62

4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper International Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$927.90	$16.08	$1,008.50	$16.76

Investor Class Shares	$1,000.00	$927.60	$17.05	$1,007.50	$17.76

Class C Shares	$1,000.00	$924.50	$20.42	$1,004.00	$21.27

Class I Shares	$1,000.00	$929.40	$15.37	$1,009.30	$16.00

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (3.31% for Class A, 3.51% for Investor Class, 4.21% for Class C and 3.16% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2015 (Unaudited)

Japan	28.1%
United Kingdom	20.2
France	11.6
Germany	11.3
Australia	8.5
Switzerland	8.1
Italy	4.7
Sweden	4.1
Netherlands	3.7
Hong Kong	3.5
Denmark	3.4
United States	3.0
China	2.7
Norway	2.7
Spain	2.7
Israel	2.1
Belgium	1.6
South Africa	1.2
Austria	0.6
Ireland	0.6

New Zealand	0.6%
Republic of Korea	0.5
Finland	0.4
Singapore	0.4
Faroe Islands	0.3
India	0.3
Portugal	0.3
Thailand	0.3
Canada	0.1
Luxembourg	0.1
Taiwan	0.1
Turkey	0.1
Cambodia	0.0	‡
Malaysia	0.0	‡
Ukraine	0.0	‡
Other Assets, Less Liabilities	0.5
Investments Sold Short	–28.4

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	HSBC Holdings PLC

2.	Novartis A.G. Registered

3.	Royal Dutch Shell PLC

4.	Toyota Motor Corp.

5.	Roche Holding A.G.
6.	British American Tobacco PLC

7.	Nestle S.A. Registered

8.	Sanofi

9.	BNP Paribas S.A.

10.	Allianz S.E. Registered

Top Five Short Positions as of October 31, 2015 (Unaudited)

1.	BlueScope Steel, Ltd.

2.	Bilfinger S.E.

3.	Jardine Matheson Holdings, Ltd.

4.	Yoox Net-A-Porter Group S.p.A.

5.	Ocado Group PLC

8	MainStay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay International Opportunities Fund returned –0.39% for Class A shares, –0.49% for Investor Class shares and –1.19% for Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned –0.04%. For the 12 months ended October 31, 2015, Class I shares outperformed—and Class A, Investor Class and Class C shares underperformed—the –0.07% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. During the same period, all share classes outperformed the –1.58% return of the Average Lipper2 International Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was responsible for much of the Fund’s performance relative to the MSCI EAFE® Index during the reporting period. The Fund may sell securities short and may invest in securities of companies with market capitalizations outside the range of the MSCI EAFE® Index. The securities of smaller companies are sometimes less efficient than the securities of larger companies. This means that less information may be available to investors, less coverage may be provided by analysts, and in some cases, the company may have less history than larger companies. These inefficiencies may lead to greater pricing discrepancies which, in turn, may offer opportunities for gains. Through opportunistic short-selling and by investing outside this Index, the Fund seeks to produce returns that exceed those of the MSCI EAFE® Index. This approach generally helped the Fund’s performance relative to the MSCI EAFE® Index during the reporting period.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were industrials and financials. (Contributions take weightings and total returns into account.) An underweight allocation to the materials sector also helped the Fund’s performance relative to the Index. The sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were information technology, health care and consumer staples. Weak stock selection was responsible for the Fund’s relative performance in these sectors. In addition, an under-

weight position in consumer staples detracted slightly from the Fund’s performance relative to the Index.

Regionally, favorable stock selection in Europe and the Pacific Rim made the most substantial positive contributions to the Fund’s performance relative to the MSCI EAFE® Index. An underweight allocation to the Pacific Rim also provided a significant positive contribution to the Fund’s performance relative to the Index. Stock selection in emerging markets was a slight net detractor from relative performance.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were the U.K., Germany and Singapore. An overweight allocation to Israel and underweight allocations to Spain, Singapore and Australia provided additional small contributions to the Fund performance relative to the Index. The countries that detracted the most from the Fund’s relative performance were Japan, Norway and Italy.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contribution to the Fund’s absolute performance during the reporting period came from a long position in Vestas Wind Systems, a Danish renewable-energy equipment provider. The company benefited from a booming wind industry and strong order inflow. Another strong contributor to the Fund’s absolute performance was a long position in Japanese consumer-electronics company Sony. In 2014 the company began to strategically shift toward higher-margin and higher-growth areas of its business, such as games and imaging. Another notable contributor to the Fund’s absolute performance was a short position in Lonmin PLC, a South Africa-based platinum mining company. Lonmin suffered from declining platinum prices and ample stockpiles of platinum, forcing producers to cut supply.

The most substantial detractor from the Fund’s absolute performance was a short position in YOOX S.p.A., an Italian on-line fashion and luxury retailer. The company’s stock price rose sharply when the company announced at the end of March 2015 that it would be buying Richemont’s luxury retail business, Net-a-Porter, which would make YOOX the world’s largest online luxury retailer. Another detractor from the Fund’s absolute performance was a long position in Australian banking company Banking Group Limited, which has operations in Australia and New Zealand. The company had to raise three billion Australian dollars to meet new Australian-bank safety requirements imposed by regulators. Another detractor from the

1.	See footnote on page 6 for more information on the MSCI EAFE® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Fund’s absolute performance was a long position in Royal Dutch Shell, a London-based integrated oil company. Royal Dutch Shell was hurt by the continued downturn in crude oil prices. The company announced that it was planning for a prolonged slump in oil prices by cutting thousands of jobs and slashing billions of dollars in investments over the next two years.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund made a significant purchase of BNP Paribas, a French diversified banking company, moving from an underweight to an overweight position relative to the MSCI EAFE® Index. BNP Paribas’ income-statement-related valuation ratios became attractive relative to the company’s peers after the company reported high trading revenue and net income for the second quarter of 2015. This gave the stock higher overall attractiveness within the Fund’s investment process as outlined in the Prospectus. Another significant purchase during the reporting period was London-based diversified banking company HSBC Holdings PLC. In late August 2015, the company said that a European antitrust regulator was probing its precious metals trading, which resulted in a declining stock price. Once the stock price had stabilized in September 2015, the valuation of the stock relative to its peers made HSBC Holdings attractive within the Fund’s investment process.

The Fund exited a position in British mining company Rio Tinto, but later repurchased the security in September. This moved the Fund from an overweight to underweight position relative to the MSCI EAFE® Index. Following continued weakness in industrial metal commodities in response to the economic slowdown in China, the trend and catalyst components of our investment process became less favorable for the company. Another significant sale during the reporting period was Switzerland-based insurance company Zurich Insurance Group A.G. The sale took the Fund from an overweight to an underweight position relative to the MSCI EAFE® Index. Subpar second-quarter 2015 earnings report, led to a decline in the company’s stock price. The earnings shortfall, coupled with lower estimates from analysts, made the stock less attractive as an overweight position in our investment process as outlined in the Prospectus.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund increased its weightings relative to the MSCI EAFE® Index in the financials, consumer discretionary and health care sectors. Over the same period, the Fund decreased its relative sector weightings in the materials, information technology and energy sectors.

Regionally, the Fund increased its weighting relative to the MSCI EAFE® Index in Europe and Japan and decreased its relative weighting in emerging markets. The Fund increased its country weightings relative to the MSCI EAFE® Index in Germany, France and Australia and decreased its relative weightings in Italy, Finland, the Netherlands and Belgium.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held overweight positions relative to the MSCI EAFE® Index in the telecommunication services, health care and consumer discretionary sectors. As of the same date, the Fund held underweight positions relative to the Index in the consumer staples, utilities and energy sectors.

As of October 31, 2015, the Fund held overweight positions relative to the MSCI EAFE® Index in Japan and emerging markets. As of the same date, the Fund held underweight positions relative to the Index in Europe and the Pacific Rim. From a country perspective, the Fund was overweight relative to the MSCI EAFE® Index in Israel, Denmark and Japan and was underweight relative to the Index in Switzerland, the U.K. and Hong Kong.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Opportunities Fund

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 125.7%†
Australia 8.5%
Ainsworth Game Technology, Ltd. (Hotels, Restaurants & Leisure)	141,462	$320,787
Australia & New Zealand Banking Group, Ltd. (Banks) (a)	272,120	5,280,067
Australian Pharmaceutical Industries, Ltd. (Health Care Providers & Services)	300,440	424,203
Bank of Queensland, Ltd. (Banks)	79,844	744,163
Bellamy’s Australia, Ltd. (Food Products)	85,707	490,164
BHP Billiton PLC (Metals & Mining) (a)	110,536	1,773,035
BHP Billiton, Ltd. (Metals & Mining)	164,410	2,698,882
Blackmores, Ltd. (Personal Products) (b)	24,381	2,915,126
BT Investment Management, Ltd. (Capital Markets)	39,993	325,402
Commonwealth Bank of Australia (Banks)	16,115	881,751
Credit Corp. Group, Ltd. (Commercial Services & Supplies)	15,420	96,435
CSL, Ltd. (Biotechnology)	7,194	481,146
Dexus Property Group (Real Estate Investment Trusts)	250,605	1,383,188
Echo Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	407,871	1,486,258
Evolution Mining, Ltd. (Metals & Mining)	3,782,344	3,789,551
Flight Centre Travel Group, Ltd. (Hotels, Restaurants & Leisure) (b)	45,413	1,228,973
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance)	187,041	360,123
GUD Holdings, Ltd. (Household Durables)	183,820	1,053,899
Harvey Norman Holdings, Ltd. (Multiline Retail)	1,130,753	3,209,233
JB Hi-Fi, Ltd. (Specialty Retail) (b)	201,433	2,579,808
Macquarie Group, Ltd. (Capital Markets) (a)	93,147	5,692,461
McMillan Shakespeare, Ltd. (Professional Services)	30,160	270,344
Mineral Resources, Ltd. (Commercial Services & Supplies) (b)	80,370	245,295
Myer Holdings, Ltd. (Multiline Retail) (b)	719,669	492,668
National Australia Bank, Ltd. (Banks)	93,557	2,011,472
OZ Minerals, Ltd. (Metals & Mining)	1,371,644	4,264,600
Pacific Brands, Ltd. (Distributors) (c)	597,687	306,872
Primary Health Care, Ltd. (Health Care Providers & Services)	252,902	669,078
Qantas Airways, Ltd. (Airlines) (c)	1,265,604	3,564,883
Scentre Group (Real Estate Investment Trusts)	225,881	666,853
Select Harvests, Ltd. (Food Products)	109,162	790,889
Seven Group Holdings, Ltd. (Trading Companies & Distributors) (b)	63,636	229,163
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	1,398,288	837,580

	Shares	Value

Australia (continued)
Sirtex Medical, Ltd. (Biotechnology)	10,878	$295,158
Southern Cross Media Group, Ltd. (Media)	319,722	223,434
Suncorp Group, Ltd. (Insurance)	204,287	1,909,826
Tabcorp Holdings, Ltd. (Hotels, Restaurants & Leisure)	315,690	1,062,559
Village Roadshow, Ltd. (Media)	25,181	135,213
Westfield Corp. (Real Estate Investment Trusts) (a)	96,055	702,092
Westpac Banking Corp. (Banks)	55,997	1,253,049
Woodside Petroleum, Ltd. (Oil, Gas & Consumable Fuels) (a)	90,316	1,907,012

		59,052,695

Austria 0.6%
Austria Technologie & Systemtechnik A.G. (Electronic Equipment, Instruments & Components)	23,956	409,374
Lenzing A.G. (Chemicals)	3,977	304,207
OMV A.G. (Oil, Gas & Consumable Fuels) (a)	30,862	821,285
Voestalpine A.G. (Metals & Mining)	58,731	2,127,060
Wienerberger A.G. (Building Products)	20,067	369,948

		4,031,874

Belgium 1.6%
Anheuser-Busch InBev N.V. (Beverages) (a)	44,882	5,364,835
D’ieteren S.A. (Distributors)	3,300	111,696
Galapagos N.V. (Biotechnology) (c)	31,481	1,523,196
Ion Beam Applications (Health Care Equipment & Supplies)	14,951	533,506
KBC Groep N.V. (Banks) (a)	55,327	3,370,556
Mobistar S.A. (Wireless Telecommunication Services) (c)	15,744	385,558

		11,289,347

Cambodia 0.0%‡
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	282,000	199,750

Canada 0.1%
Entertainment One, Ltd. (Media)	156,540	530,184

China 2.7%
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	1,268,000	1,361,154
Boer Power Holdings, Ltd. (Electrical Equipment) (b)	224,000	366,465
Central China Securities Co., Ltd. Class H (Capital Markets)	274,000	142,116
China Everbright Bank Co., Ltd. Class H (Banks)	412,000	201,997
China Everbright, Ltd. (Capital Markets)	535,426	1,266,962
China Lesso Group Holdings, Ltd. (Building Products)	289,000	235,284

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of October 31, 2015, excluding short-term investment. May be subject to change daily.
¡	Among the Fund’s 5 largest short positions as of October 31, 2015. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	1,932,000	$1,383,454
China Southern Airlines Co., Ltd. Class H (Airlines)	642,000	545,037
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	1,966,000	1,230,240
Datang International Power Generation Co., Ltd. Class H (Independent Power & Renewable Electricity Producers)	3,012,000	1,111,439
Huadian Power International Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	290,000	214,396
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	1,100,000	1,195,004
Jiangnan Group, Ltd. (Electrical Equipment)	2,212,000	508,007
Maoye International Holdings, Ltd. (Multiline Retail) (b)	1,433,000	183,040
New China Life Insurance Co., Ltd. Class H (Insurance)	280,000	1,231,905
Sitc International Holdings Co., Ltd. (Marine)	775,000	397,969
TravelSky Technology, Ltd. Class H (IT Services)	128,000	188,930
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	683,500	309,535
Xiamen International Port Co., Ltd. Class H (Transportation Infrastructure)	796,000	204,376
Xinhua Winshare Publishing and Media Co., Ltd. Class H (Distributors)	484,000	410,275
XTEP International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	436,500	226,399
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	5,406,600	4,824,220
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	1,138,000	1,409,543

		19,147,747

Denmark 3.4%
A.P. Moeller-Maersk A/S Class A (Marine)	1,318	1,887,896
A.P. Moeller-Maersk A/S Class B (Marine) (a)	2,494	3,677,192
Dfds A/S (Marine)	43,375	1,317,427
NKT Holding A/S (Machinery)	2,869	156,175
Novo Nordisk A/S Class B (Pharmaceuticals) (a)	118,259	6,282,294
Pandora A/S (Textiles, Apparel & Luxury Goods) (a)	43,153	4,978,691
PER Aarsleff A/S Class B (Construction & Engineering)	1,369	460,212
SimCorp A/S (Software)	18,444	904,204
Spar Nord Bank A/S (Banks)	9,736	93,307
Sydbank A/S (Banks)	27,826	915,314

	Shares	Value

Denmark (continued)
Vestas Wind Systems A/S (Electrical Equipment) (a)	49,545	$2,887,663
Zealand Pharma A/S (Biotechnology) (c)	11,596	259,024

		23,819,399

Faroe Islands 0.3%
Bakkafrost P/F (Food Products)	53,972	1,734,117

Finland 0.4%
Cramo OYJ (Trading Companies & Distributors)	38,820	712,897
Metsa Board Oyj (Paper & Forest Products)	36,790	234,241
Orion Oyj Class B (Pharmaceuticals)	11,225	401,413
Valmet Oyj (Machinery)	118,046	1,244,871
YIT Oyj (Construction & Engineering)	39,311	207,064

		2,800,486

France 11.6%
Adocia (Biotechnology) (c)	8,077	709,662
Altran Technologies S.A. (IT Services)	116,060	1,448,548
Atos S.E. (IT Services) (a)	63,414	5,059,145
AXA S.A. (Insurance)	94,926	2,539,175
♦BNP Paribas S.A. (Banks) (a)	130,910	7,954,966
Bouygues S.A. (Construction & Engineering)	37,756	1,430,932
Compagnie Generale des Etablissements Michelin (Auto Components) (a)	46,040	4,586,888
Credit Agricole S.A. (Banks) (a)	418,661	5,303,586
Eiffage S.A. (Construction & Engineering)	22,485	1,403,180
Faurecia (Auto Components)	83,338	3,301,885
Ipsen S.A. (Pharmaceuticals)	40,071	2,530,160
IPSOS (Media)	27,078	550,118
Natixis S.A. (Banks)	300,648	1,844,791
Neopost S.A. (Technology Hardware, Storage & Peripherals)	51,460	1,280,586
Nexans S.A. (Electrical Equipment) (c)	13,174	524,494
Orange S.A. (Diversified Telecommunication Services) (a)	390,811	6,891,128
Peugeot S.A. (Automobiles) (c)	48,863	861,059
Rallye S.A. (Food & Staples Retailing) (b)	13,081	242,307
Renault S.A. (Automobiles) (a)	68,893	6,494,751
Safran S.A. (Aerospace & Defense)	26,728	2,031,243
Saft Groupe S.A. (Electrical Equipment)	26,651	688,709
♦Sanofi (Pharmaceuticals) (a)	84,790	8,564,034
Sartorius Stedim Biotech (Health Care Equipment & Supplies)	973	343,832
Societe Generale S.A. (Banks) (a)	137,393	6,392,375
Sopra Steria Group (IT Services)	5,275	600,368
Tarkett S.A. (Building Products)	5,726	170,953
Technicolor S.A. (Media)	332,817	2,257,379
Total S.A. (Oil, Gas & Consumable Fuels) (a)	110,150	5,347,128

		81,353,382

Germany 11.2%
Adva Optical Networking S.E. (Communications Equipment) (c)	140,062	1,516,781

12	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Germany (continued)
♦Allianz S.E. Registered (Insurance) (a)	45,063	$7,896,357
Aurubis A.G. (Metals & Mining) (a)	61,330	4,100,446
BASF S.E. (Chemicals)	1,507	123,509
Bayer A.G. (Pharmaceuticals) (a)	54,694	7,298,508
Daimler A.G. Registered (Automobiles) (a)	67,708	5,879,721
Deutsche Bank A.G. Registered (Capital Markets) (a)	230,829	6,465,080
Deutsche Beteiligungs A.G. (Capital Markets)	9,088	258,335
Deutsche Lufthansa A.G. Registered (Airlines) (c)	8,091	119,490
Deutsche Telekom A.G. Registered (Diversified Telecommunication Services)	148,294	2,773,032
Evonik Industries A.G. (Chemicals) (a)	141,174	5,130,749
Evotec A.G. (Life Sciences Tools & Services) (c)	397,612	1,734,508
Fresenius S.E. & Co. KGaA (Health Care Providers & Services) (a)	61,375	4,505,027
Gerresheimer A.G. (Life Sciences Tools & Services)	18,962	1,479,836
K+S A.G. Registered (Chemicals) (a)	140,441	3,545,078
METRO A.G. (Food & Staples Retailing) (a)	18,403	567,239
Nordex S.E. (Electrical Equipment) (c)	116,101	3,796,921
OSRAM Licht A.G. (Electrical Equipment) (a)	54,833	3,226,499
ProSiebenSat.1 Media S.E. (Media) (a)	90,247	4,881,623
Rheinmetall A.G. (Industrial Conglomerates)	34,957	2,201,102
Siemens A.G. Registered (Industrial Conglomerates) (a)	39,379	3,962,236
SMA Solar Technology A.G. (Semiconductors & Semiconductor Equipment) (c)	9,329	450,354
Software A.G. (Software)	53,628	1,558,926
Stroeer S.E. (Media)	41,982	2,649,439
Volkswagen A.G. (Automobiles) (b)	16,003	2,219,071
Wacker Neuson S.E. (Machinery)	7,821	108,752

		78,448,619

Hong Kong 3.5%
Allied Properties HK, Ltd. (Capital Markets)	1,036,000	221,887
BOC Hong Kong Holdings, Ltd. (Banks)	1,117,000	3,588,535
Cathay Pacific Airways, Ltd. (Airlines)	696,000	1,382,912
Cheung Kong Property Holding, Ltd. (Real Estate Management & Development)	131,500	926,367
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (c)	902,817	809,560
CK Hutchison Holdings, Ltd. (Industrial Conglomerates)	141,500	1,951,636
First Shanghai Investments, Ltd. (Capital Markets) (b)	2,712,000	423,389
Hopewell Holdings, Ltd. (Industrial Conglomerates)	59,000	213,525
Hui Xian Real Estate Investment Trust (Real Estate Investment Trusts)	261,000	136,336

	Shares	Value

Hong Kong (continued)
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	1,054,000	$387,570
Kerry Properties, Ltd. (Real Estate Management & Development)	95,500	282,781
Lifestyle International Holdings, Ltd. (Multiline Retail)	119,000	171,961
Man Wah Holdings, Ltd. (Household Durables)	676,400	774,964
NWS Holdings, Ltd. (Industrial Conglomerates)	191,000	288,819
Orient Overseas International, Ltd. (Marine) (a)	307,000	1,469,525
PCCW, Ltd. (Diversified Telecommunication Services)	1,986,000	1,071,076
Real Nutriceutical Group, Ltd. (Personal Products) (b)(d)(e)	3,818,000	443,346
Skyworth Digital Holdings, Ltd. (Household Durables)	1,618,000	1,202,446
SmarTone Telecommunications Holdings, Ltd. (Wireless Telecommunication Services)	831,500	1,469,764
Sun Hung Kai & Co., Ltd. (Capital Markets)	742,000	500,692
Texwinca Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	654,000	633,698
Truly International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	1,196,000	285,475
WH Group, Ltd. (Food Products) (c)(f)	632,500	349,276
Wheelock & Co., Ltd. (Real Estate Management & Development)	399,000	1,866,146
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)	962,000	3,506,374

		24,358,060

India 0.3%
Gujarat State Fertilizers & Chemicals, Ltd. (Chemicals)	276,715	306,802
PC Jeweller, Ltd. (Specialty Retail)	30,379	207,346
Power Finance Corp., Ltd. (Diversified Financial Services)	114,508	420,041
Welspun India, Ltd. (Textiles, Apparel & Luxury Goods)	77,507	851,634

		1,785,823

Ireland 0.6%
James Hardie Industries PLC (Construction Materials)	81,704	1,066,215
Shire PLC (Pharmaceuticals) (a)	38,905	2,953,814

		4,020,029

Israel 2.1%
Bezeq The Israeli Telecommunication Corp., Ltd. (Diversified Telecommunication Services)	2,287,282	4,917,850
Delek Automotive Systems, Ltd. (Specialty Retail)	55,379	524,713

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
Israel (continued)
Israel Discount Bank, Ltd. Class A (Banks) (c)	1,045,253	$1,906,723
Partner Communications Co., Ltd. (Wireless Telecommunication Services) (c)	64,016	290,534
Teva Pharmaceutical Industries, Ltd. (Pharmaceuticals)	114,362	7,008,059

		14,647,879

Italy 4.7%
Amplifon S.p.A. (Health Care Providers & Services)	57,778	449,514
Astaldi S.p.A. (Construction & Engineering)	121,689	979,528
ASTM S.p.A. (Transportation Infrastructure)	14,486	194,340
Banca IFIS S.p.A. (Diversified Financial Services)	60,388	1,490,808
Banca Popolare di Milano Scarl (Banks)	1,362,894	1,281,394
Biesse S.p.A. (Machinery)	51,581	846,278
Buzzi Unicem S.p.A. (Construction Materials)	86,505	1,463,978
Cementir Holding S.p.A. (Construction Materials)	27,475	153,784
Credito Emiliano S.p.A. (Banks)	46,980	336,575
Enel S.p.A. (Electric Utilities)	773,317	3,568,187
ENI S.p.A. (Oil, Gas & Consumable Fuels)	175,777	2,872,338
ERG S.p.A. (Oil, Gas & Consumable Fuels)	58,762	834,214
Esprinet S.p.A. (Electronic Equipment, Instruments & Components)	30,773	277,484
Intesa Sanpaolo S.p.A. (Banks)	1,799,716	6,269,657
Iren S.p.A. (Multi-Utilities)	187,599	309,440
La Doria S.p.A. (Food Products)	48,330	652,103
Prysmian S.p.A. (Electrical Equipment) (a)	196,023	4,235,690
Salini Impregilo S.p.A. (Construction & Engineering)	470,589	1,950,912
Saras S.p.A. (Oil, Gas & Consumable Fuels) (c)	435,750	860,115
Societa Iniziative Autostradali e Servizi S.p.A. (Transportation Infrastructure)	16,446	188,625
Unipol Gruppo Finanziario S.p.A. (Insurance)	720,661	3,360,094

		32,575,058

Japan 28.1%
Aeon Co., Ltd. (Food & Staples Retailing)	127,600	1,902,315
Arcland Sakamoto Co., Ltd. (Specialty Retail)	8,300	182,274
Asahi Glass Co., Ltd. (Building Products)	454,000	2,622,342
Asahi Kasei Corp. (Chemicals)	46,000	284,570
Benesse Holdings, Inc. (Diversified Consumer Services)	43,200	1,165,294
Calsonic Kansei Corp. (Auto Components)	314,000	2,524,074
Central Glass Co., Ltd. (Building Products)	245,000	1,218,198
Central Japan Railway Co. (Road & Rail)	22,300	4,102,594
Chubu Electric Power Co., Inc. (Electric Utilities) (a)	247,300	3,831,336
Chugoku Marine Paints, Ltd. (Chemicals)	76,000	547,941
Clarion Co., Ltd. (Household Durables)	106,000	365,426
Cocokara Fine, Inc. (Food & Staples Retailing)	8,900	355,498

	Shares	Value

Japan (continued)
Cosmo Energy Holdings Co., Ltd. (Oil, Gas & Consumable Fuels) (c)	49,000	$670,415
Credit Saison Co., Ltd. (Consumer Finance)	80,300	1,664,294
Dai-ichi Life Insurance Co., Ltd. (The) (Insurance) (a)	255,700	4,481,690
Daicel Corp. (Chemicals)	9,200	122,596
Daiichi Sankyo Co, Ltd. (Pharmaceuticals)	170,600	3,371,142
Daiwa Securities Group, Inc. (Capital Markets)	453,000	3,123,737
DCM Holdings Co., Ltd. (Specialty Retail)	182,000	1,214,138
Dynam Japan Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	378,000	465,270
East Japan Railway Co. (Road & Rail)	6,500	623,229
EDION Corp. (Specialty Retail) (b)	275,500	2,079,891
Fields Corp. (Leisure Products)	51,500	778,027
Foster Electric Co., Ltd. (Household Durables)	70,800	1,763,106
Fuji Electric Co., Ltd. (Electrical Equipment)	274,000	1,232,966
Funai Electric Co., Ltd. (Household Durables)	69,800	725,939
Fuyo General Lease Co., Ltd. (Diversified Financial Services)	3,700	167,109
GungHo Online Entertainment, Inc. (Software) (b)	823,200	2,694,655
Happinet Corp. (Distributors)	44,000	457,612
Hazama Ando Corp. (Construction & Engineering)	171,200	1,017,240
Heiwado Co., Ltd. (Food & Staples Retailing)	10,000	226,154
Hitachi, Ltd. (Electronic Equipment, Instruments & Components) (a)	435,000	2,533,865
Idemitsu Kosan Co., Ltd. (Oil, Gas & Consumable Fuels)	45,800	754,920
Iida Group Holdings Co., Ltd. (Household Durables)	205,400	3,884,336
ITOCHU Corp. (Trading Companies & Distributors)	288,500	3,643,607
J Front Retailing Co., Ltd. (Multiline Retail)	47,700	791,376
Jaccs Co., Ltd. (Consumer Finance)	236,000	995,475
Japan Display, Inc. (Electronic Equipment, Instruments & Components) (c)	558,300	1,767,387
Jeol, Ltd. (Health Care Equipment & Supplies)	57,000	346,714
JTEKT Corp. (Machinery)	71,800	1,250,714
JVC Kenwood Corp. (Household Durables)	401,000	1,056,750
Kanematsu Corp. (Trading Companies & Distributors)	259,000	431,416
Kao Corp. (Personal Products)	42,500	2,197,377
Kasai Kogyo Co., Ltd. (Auto Components)	47,500	596,358
KDDI Corp. (Wireless Telecommunication Services) (a)	227,800	5,561,439
Kirin Holdings Co., Ltd. (Beverages)	69,200	986,933
Komori Corp. (Machinery)	71,000	849,035
Konami Holdings Corp. (Software)	122,600	2,802,112
Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	252,100	2,613,550

14	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Japan (continued)
Kose Corp. (Personal Products)	3,000	$295,600
Kuraray Co., Ltd. (Chemicals)	11,600	144,195
Kyowa Hakko Kirin Co., Ltd. (Pharmaceuticals)	67,000	1,111,577
Kyudenko Corp. (Construction & Engineering)	32,000	664,821
Megmilk Snow Brand Co., Ltd. (Food Products)	44,200	924,145
Mirait Holdings Corp. (Construction & Engineering)	60,600	528,310
Mitsuba Corp. (Auto Components)	34,700	551,830
Mitsubishi Chemical Holdings Corp. (Chemicals)	495,500	3,122,385
Mitsubishi Corp. (Trading Companies & Distributors)	101,300	1,857,349
Mitsubishi Electric Corp. (Electrical Equipment) (a)	259,000	2,725,864
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	17,000	367,274
Mitsubishi UFJ Financial Group, Inc. (Banks) (a)	1,169,000	7,658,999
Mitsui Chemicals, Inc. (Chemicals)	569,000	2,173,771
Mitsui Fudosan Co., Ltd. (Real Estate Management & Development)	57,000	1,563,520
Mixi, Inc. (Internet Software & Services)	74,500	2,864,672
Mizuho Financial Group, Inc. (Banks)	2,670,500	5,539,290
MS&AD Insurance Group Holdings, Inc. (Insurance)	139,900	4,164,422
Namura Shipbuilding Co., Ltd. (Machinery) (b)	295,400	2,614,463
NEC Capital Solutions, Ltd. (Trading Companies & Distributors)	19,400	281,185
Nexon Co., Ltd. (Software)	192,700	2,695,596
Nichiha Corp. (Building Products)	33,500	455,291
Nippo Corp. (Construction & Engineering)	109,000	1,914,071
Nippon Electric Glass Co., Ltd. (Electronic Equipment, Instruments & Components)	478,000	2,364,846
Nippon Sheet Glass Co., Ltd. (Building Products) (c)	1,296,000	1,127,704
Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	38,600	790,425
Nippon Suisan Kaisha, Ltd. (Food Products)	1,001,200	3,376,882
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (a)	125,800	4,676,712
Nippon Thompson Co., Ltd. (Machinery)	27,000	129,104
Nissan Motor Co., Ltd. (Automobiles) (a)	466,600	4,897,231
Nisshin Oillio Group, Ltd. (The) (Food Products)	32,000	119,334
Nitto Kogyo Corp. (Electrical Equipment)	9,500	184,694
North Pacific Bank, Ltd. (Banks)	56,700	219,432
NTT DOCOMO, Inc. (Wireless Telecommunication Services)	118,800	2,320,966
Oji Holdings Corp. (Paper & Forest Products)	42,000	218,928
Okasan Securities Group, Inc. (Capital Markets)	19,000	112,737
ORIX Corp. (Diversified Financial Services) (a)	304,600	4,496,933
Otsuka Holdings Co., Ltd. (Pharmaceuticals) (a)	71,600	2,399,523

	Shares	Value

Japan (continued)
Pal Co., Ltd. (Specialty Retail)	22,100	$498,518
Ryobi, Ltd. (Machinery)	195,000	725,574
Saizeriya Co., Ltd. (Hotels, Restaurants & Leisure)	83,200	1,895,391
Sankyo Tateyama, Inc. (Building Products)	79,100	1,106,495
Sanyo Shokai, Ltd. (Textiles, Apparel & Luxury Goods)	56,000	164,283
Shin-Etsu Chemical Co., Ltd. (Chemicals)	13,900	833,286
Sodick Co., Ltd. (Machinery)	334,700	2,493,539
Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	123,800	3,927,293
Sumitomo Chemical Co., Ltd. (Chemicals)	73,000	422,864
Sumitomo Dainippon Pharma Co., Ltd. (Pharmaceuticals)	241,900	2,692,233
Sumitomo Heavy Industries, Ltd. (Machinery) (a)	416,000	1,896,080
Sumitomo Mitsui Financial Group, Inc. (Banks) (a)	146,176	5,887,257
Takeuchi Manufacturing Co., Ltd. (Machinery)	18,300	349,409
Takuma Co., Ltd. (Machinery)	134,000	1,063,827
TDK Corp. (Electronic Equipment, Instruments & Components)	28,900	1,860,885
Teijin, Ltd. (Chemicals)	37,000	131,847
Tochigi Bank, Ltd. (The) (Banks)	37,000	212,795
Toho Holdings Co., Ltd. (Health Care Providers & Services) (a)	121,100	2,702,596
Tokio Marine Holdings, Inc. (Insurance) (a)	77,300	3,005,648
Toyo Seikan Group Holdings, Ltd. (Containers & Packaging)	6,900	134,489
♦Toyota Motor Corp. (Automobiles) (a)	177,000	10,955,606
UNY Group Holdings Co., Ltd. (Food & Staples Retailing)	45,400	252,828
Xebio Holdings Co., Ltd. (Specialty Retail)	7,400	133,503
YAMABIKO Corp. (Machinery)	48,400	449,626
Yamazaki Baking Co., Ltd. (Food Products)	73,000	1,417,411
Yurtec Corp. (Construction & Engineering)	64,000	618,944

		196,530,744

Luxembourg 0.1%
APERAM S.A. (Metals & Mining) (a)(c)	30,288	935,738

Malaysia 0.0%‡
Silverlake Axis, Ltd. (Software)	489,000	200,710

Netherlands 3.7%
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	36,215	784,530
BinckBank N.V. (Capital Markets)	231,648	2,043,458
Euronext N.V. (Diversified Financial Services)	7,878	346,349
ING Groep N.V., CVA (Banks)	86,228	1,254,951
Koninklijke Ahold N.V. (Food & Staples Retailing) (a)	269,473	5,487,959

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
Netherlands (continued)
NN Group N.V. (Insurance)	121,549	$3,818,706
♦Royal Dutch Shell PLC
Class A (Oil, Gas & Consumable Fuels) (a)	262,857	6,848,221
Class B (Oil, Gas & Consumable Fuels) (a)	184,067	4,823,878
Wessanen (Food Products)	35,902	386,111

		25,794,163

New Zealand 0.6%
Air New Zealand, Ltd. (Airlines)	877,829	1,729,767
Meridian Energy, Ltd. (Independent Power & Renewable Electricity Producers)	189,224	284,455
Nuplex Industries, Ltd. (Chemicals)	39,658	114,400
Spark New Zealand, Ltd. (Diversified Telecommunication Services)	758,044	1,724,720

		3,853,342

Norway 2.7%
Austevoll Seafood ASA (Food Products)	100,259	616,534
Avance Gas Holding, Ltd. (Oil, Gas & Consumable Fuels) (f)	112,358	1,547,166
Borregaard ASA (Chemicals)	49,483	263,816
BW LPG, Ltd. (Oil, Gas & Consumable Fuels) (f)	240,696	1,634,526
BW Offshore, Ltd. (Energy Equipment & Services)	457,586	190,644
DNB ASA (Banks)	111,424	1,418,905
Kongsberg Automotive ASA (Auto Components) (c)	486,040	280,295
Leroy Seafood Group ASA (Food Products)	20,673	725,048
Salmar ASA (Food Products)	52,615	860,739
Telenor ASA (Diversified Telecommunication Services) (b)	252,079	4,755,732
TGS Nopec Geophysical Co. ASA (Energy Equipment & Services)	90,919	1,792,324
Yara International ASA (Chemicals)	98,225	4,458,809

		18,544,538

Portugal 0.3%
Altri SGPS S.A. (Paper & Forest Products)	159,609	754,886
Jeronimo Martins SGPS S.A. (Food & Staples Retailing)	86,610	1,217,653

		1,972,539

Republic of Korea 0.5%
Crown Confectionery Co., Ltd. (Food Products)	796	409,154
Daou Technology, Inc. (Internet Software & Services)	47,604	1,037,638
Hanil Cement Co., Ltd. (Construction Materials)	1,523	156,969
IS Dongseo Co., Ltd. (Building Products)	10,847	406,269
Korea Petro Chemical Ind Co., Ltd. (Chemicals)	5,889	914,305
Webzen, Inc. (Software) (c)	29,271	835,727

		3,760,062

	Shares	Value

Singapore 0.4%
Biosensors International Group, Ltd. (Health Care Equipment & Supplies) (c)(d)(e)	292,400	$141,932
CapitaLand, Ltd. (Real Estate Management & Development)	447,100	989,371
Global Logistic Properties, Ltd. (Real Estate Management & Development)	1,083,400	1,732,326

		2,863,629

South Africa 1.2%
Astral Foods, Ltd. (Food Products)	19,827	249,288
Investec PLC (Capital Markets)	336,193	2,809,050
Mondi PLC (Paper & Forest Products) (a)	231,052	5,357,091

		8,415,429

Spain 2.7%
Almirall S.A. (Pharmaceuticals)	65,272	1,258,240
Applus Services S.A. (Professional Services)	84,531	752,932
Banco Santander S.A. (Banks)	360,724	2,023,018
CIE Automotive S.A. (Auto Components)	9,519	152,722
Ence Energia y Celulosa S.A. (Paper & Forest Products)	483,871	1,697,363
Endesa S.A. (Electric Utilities) (a)	220,973	4,920,609
Gamesa Corp. Tecnologica S.A. (Electrical Equipment)	154,004	2,436,108
Iberdrola S.A. (Electric Utilities)	378,141	2,701,601
Repsol S.A. (Oil, Gas & Consumable Fuels)	105,494	1,331,175
Telefonica S.A. (Diversified Telecommunication Services) (a)	113,877	1,506,455

		18,780,223

Sweden 4.1%
Bilia AB Class A (Specialty Retail)	44,750	937,579
Boliden AB (Metals & Mining)	153,382	2,937,104
Byggmax Group AB (Specialty Retail)	33,278	269,736
Elekta AB Class B (Health Care Equipment & Supplies) (b)	191,711	1,482,113
Haldex AB (Machinery)	14,298	137,649
Intrum Justitia AB (Commercial Services & Supplies)	107,551	3,864,688
Medivir AB Class B (Biotechnology) (c)	68,011	604,999
Mycronic AB (Electronic Equipment, Instruments & Components)	166,539	1,189,070
Nobia AB (Household Durables)	59,473	729,529
Nordea Bank AB (Banks) (a)	448,479	4,960,615
SAS AB (Airlines) (b)(c)	110,581	213,563
Securitas AB Class B (Commercial Services & Supplies)	145,821	1,904,785
Skandinaviska Enskilda Banken AB Class A (Banks)	317,952	3,345,668
Svenska Cellulosa AB Class B (Household Products)	23,037	679,498
Volvo AB Class B (Machinery) (a)	524,178	5,445,137

		28,701,733

16	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Switzerland 8.1%
ABB, Ltd. Registered (Electrical Equipment) (c)	106,993	$2,019,818
Adecco S.A. Registered (Professional Services) (a)(c)	69,038	5,140,570
Cembra Money Bank A.G. (Consumer Finance) (c)	22,676	1,353,517
Coca-Cola HBC A.G. (Beverages) (c)	40,977	979,137
Credit Suisse Group A.G. Registered (Capital Markets) (a)(c)	258,096	6,444,240
Kudelski S.A. (Electronic Equipment, Instruments & Components)	48,061	646,681
Lonza Group A.G. Registered (Life Sciences Tools & Services) (a)(c)	13,957	2,050,237
♦Nestle S.A. Registered (Food Products) (a)	118,016	9,026,263
♦ Novartis A.G. Registered (Pharmaceuticals) (a)	128,620	11,691,544
♦ Roche Holding A.G. (Pharmaceuticals) (a)	39,474	10,714,628
Swiss Prime Site A.G. Registered (Real Estate Management & Development) (a)(c)	3,029	231,668
Syngenta A.G. Registered (Chemicals)	5,564	1,873,336
UBS Group A.G. Registered (Capital Markets) (a)	160,300	3,207,784
VZ Holding A.G. (Capital Markets)	330	102,828
Zurich Insurance Group A.G. (Insurance) (a)(c)	5,487	1,450,507

		56,932,758

Taiwan 0.1%
Chlitina Holding, Ltd. (Personal Products)	71,000	581,761
Wan Hai Lines, Ltd. (Marine)	305,000	202,466

		784,227

Thailand 0.3%
Jasmine International PCL, NVDR (Diversified Telecommunication Services)	7,797,200	1,238,608
Tipco Asphalt PCL, NVDR (Construction Materials)	678,500	810,747

		2,049,355

Turkey 0.1%
Dogus Otomotiv Servis ve Ticaret AS (Distributors)	157,140	571,340

Ukraine 0.0%‡
Kernel Holding S.A. (Food Products)	22,684	306,418

United Kingdom 20.2%
3i Group PLC (Capital Markets)	84,063	649,253
Amec Foster Wheeler PLC (Energy Equipment & Services)	180,696	1,980,567
Ashtead Group PLC (Trading Companies & Distributors) (a)	162,467	2,504,590
AstraZeneca PLC (Pharmaceuticals) (a)	74,274	4,752,353

	Shares	Value

United Kingdom (continued)
Barratt Developments PLC (Household Durables)	62,744	$592,447
Beazley PLC (Insurance)	58,486	327,829
Bellway PLC (Household Durables)	49,488	1,980,506
Berkeley Group Holdings PLC (Household Durables)	36,566	1,870,361
BG Group PLC (Oil, Gas & Consumable Fuels)	95,415	1,507,690
BP PLC (Oil, Gas & Consumable Fuels)	968,027	5,766,285
♦British American Tobacco PLC (Tobacco) (a)	167,772	9,982,103
British Land Co. PLC (The) (Real Estate Investment Trusts)	63,244	848,711
Cairn Energy PLC (Oil, Gas & Consumable Fuels) (c)	106,931	247,267
Card Factory PLC (Specialty Retail)	33,401	185,728
Crest Nicholson Holdings PLC (Household Durables)	31,088	260,713
Debenhams PLC (Multiline Retail)	1,501,412	2,070,388
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (a)(c)	95,599	3,537,472
easyJet PLC (Airlines) (a)	174,790	4,715,482
Enterprise Inns PLC (Hotels, Restaurants & Leisure) (c)	135,849	225,132
Fiat Chrysler Automobiles N.V. (Automobiles) (a)(c)	375,265	5,537,901
Galliford Try PLC (Construction & Engineering)	67,783	1,564,279
GlaxoSmithKline PLC (Pharmaceuticals) (a)	219,332	4,750,615
Go-Ahead Group PLC (Road & Rail)	15,352	573,916
Greggs PLC (Food & Staples Retailing)	131,757	2,413,024
Halfords Group PLC (Specialty Retail)	72,347	485,044
Home Retail Group PLC (Internet & Catalog Retail)	1,315,492	2,277,401
♦HSBC Holdings PLC (Banks) (a)	1,602,022	12,536,075
Imperial Tobacco Group PLC (Tobacco) (a)	133,603	7,206,620
International Consolidated Airlines Group S.A. (Airlines) (a)(c)	472,043	4,230,520
JD Sports Fashion PLC (Specialty Retail)	28,719	427,458
Just Eat PLC (Internet Software & Services) (a)(c)	379,234	2,490,510
J Sainsbury PLC (Food & Staples Retailing)	261,685	1,074,693
Kingfisher PLC (Specialty Retail)	61,214	333,211
Laird PLC (Electronic Equipment, Instruments & Components)	70,567	368,676
Legal & General Group PLC (Insurance)	874,162	3,525,341
Lookers PLC (Specialty Retail)	56,460	153,101
Marks & Spencer Group PLC (Multiline Retail) (a)	543,805	4,300,630
Marshalls PLC (Construction Materials)	32,525	173,737
Micro Focus International PLC (Software)	37,118	718,697
Moneysupermarket.com Group PLC (Internet Software & Services)	289,477	1,491,393
Next PLC (Multiline Retail)	6,488	800,152
Old Mutual PLC (Insurance)	1,533,019	5,017,288

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
OneSavings Bank PLC (Thrifts & Mortgage Finance)	30,456	$179,259
Pace PLC (Communications Equipment)	64,045	367,874
Persimmon PLC (Household Durables) (c)	65,532	2,014,420
Playtech PLC (Software) (a)	282,515	3,728,093
Renishaw PLC (Electronic Equipment, Instruments & Components)	5,035	146,701
Rexam PLC (Containers & Packaging)	89,171	742,316
Rio Tinto PLC (Metals & Mining)	44,868	1,631,338
Royal Mail PLC (Air Freight & Logistics)	159,777	1,096,828
Sky PLC (Media) (a)	219,091	3,701,746
Soco International PLC (Oil, Gas & Consumable Fuels)	280,008	764,038
Standard Chartered PLC (Banks)	59,519	661,917
Subsea 7 S.A. (Energy Equipment & Services) (c)	250,319	1,951,762
Taylor Wimpey PLC (Household Durables)	369,697	1,128,451
Tullett Prebon PLC (Capital Markets)	105,419	571,724
Tullow Oil PLC (Oil, Gas & Consumable Fuels) (c)	247,419	773,903
Unilever N.V., CVA (Personal Products)	25,632	1,159,018
Unilever PLC (Personal Products)	7,095	316,426
Vodafone Group PLC (Wireless Telecommunication Services)	1,824,082	6,024,718
WH Smith PLC (Specialty Retail)	45,329	1,191,440
WM Morrison Supermarkets PLC (Food & Staples Retailing)	568,367	1,476,387
WPP PLC (Media) (a)	233,846	5,256,044

		141,339,562

United States 0.9%
Carnival PLC (Hotels, Restaurants & Leisure) (a)	85,142	4,747,488
International Game Technology PLC (Hotels, Restaurants & Leisure)	27,251	442,011
Sims Metal Management, Ltd. (Metals & Mining)	163,003	1,143,776
Transocean, Ltd. (Energy Equipment & Services) (b)	17,628	269,293

		6,602,568

Total Common Stocks (Cost $891,138,128)		878,733,527

Exchange-Traded Funds 1.3% (g)
United States 1.3%
iShares MSCI EAFE ETF (Capital Markets)	41,510	2,536,676
iShares MSCI Emerging Markets ETF (Capital Markets)	177,710	6,196,748

Total Exchange-Traded Funds (Cost $8,290,293)		8,733,424

	Shares	Value

Preferred Stocks 0.1%
Germany 0.1%
Draegerwerk A.G. & Co. KGaA 4.06% (Health Care Equipment & Supplies)	5,602	$403,927
Volkswagen A.G. 2.11% (Automobiles)	2,894	347,835

Total Preferred Stocks (Cost $1,369,724)		751,762

	Number of Rights
Rights 0.0%‡
Hong Kong 0.0%‡
Real Nutriceutical Group, Ltd. Expires 11/5/15 (Personal Products) (c)(d)(e)	859,050	2,560

Total Rights (Cost $0)		2,560

	Principal Amount
Short-Term Investment 0.8%
Repurchase Agreement 0.8%
United States 0.8%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $5,853,815 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 1/8/20, with a Principal Amount of $5,915,000 and a Market Value of $5,974,150) (Capital Markets)	$5,853,815	5,853,815

Total Short-Term Investment (Cost $5,853,815)		5,853,815

Total Investments, Before Investments Sold Short (Cost $906,651,960) (h)	127.9%	894,075,088

	Shares
Investments Sold Short (28.4%) Common Stocks Sold Short (28.4%)
Australia (2.8%)
1-Page, Ltd. (Software) (c)	(79,513)	(269,328)
Altium, Ltd. (Software)	(52,650)	(168,951)
AWE, Ltd. (Oil, Gas & Consumable Fuels) (c)	(270,418)	(121,486)

18	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Australia (continued)
Beadell Resources, Ltd. (Metals & Mining)	(2,240,197)	$(255,597)
¡ BlueScope Steel, Ltd. (Metals & Mining)	(995,545)	(3,166,257)
Burson Group, Ltd. (Distributors)	(86,971)	(222,028)
CuDeco, Ltd. (Metals & Mining) (c)(d)(e)	(180,283)	(142,059)
Donaco International, Ltd. (Hotels, Restaurants & Leisure) (c)	(377,526)	(220,755)
Greencross, Ltd. (Health Care Providers & Services)	(213,694)	(953,931)
GWA Group, Ltd. (Building Products)	(341,867)	(604,588)
Independence Group NL (Metals & Mining)	(232,984)	(460,210)
iProperty Group, Ltd. (Internet Software & Services) (c)	(171,570)	(429,436)
Jacana Minerals, Ltd. (Metals & Mining) (c)(d)(e)	(26,409)	(2)
Karoon Gas Australia, Ltd. (Oil, Gas & Consumable Fuels) (c)	(462,337)	(585,204)
Liquefied Natural Gas, Ltd. (Oil, Gas & Consumable Fuels) (c)	(558,569)	(595,482)
MMG, Ltd. (Metals & Mining) (c)	(480,000)	(106,521)
Navitas, Ltd. (Diversified Consumer Services)	(184,945)	(553,914)
Northern Star Resources, Ltd. (Metals & Mining)	(1,272,258)	(2,504,002)
OzForex Group, Ltd. (Diversified Financial Services)	(294,795)	(597,020)
Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(3,999,030)	(698,668)
Qube Holdings, Ltd. (Transportation Infrastructure)	(1,062,194)	(1,734,562)
Regis Resources, Ltd. (Metals & Mining)	(859,824)	(1,275,332)
Strandline Resources, Ltd. (Metals & Mining) (c)	(108,753)	(388)
Syrah Resources, Ltd. (Metals & Mining) (c)	(632,663)	(1,421,129)
Transpacific Industries Group, Ltd. (Commercial Services & Supplies)	(2,967,820)	(1,439,120)
Virgin Australia Holdings, Ltd. (Airlines) (c)	(854,496)	(292,484)
Virgin Australia International Holdings Pty, Ltd. (Airlines) (c)(d)(e)	(444,108)	(3,167)
Vocus Communications, Ltd. (Diversified Telecommunication Services)	(148,355)	(688,706)

		(19,510,327)

Austria (0.2%)
Schoeller-Bleckmann Oilfield Equipment A.G. (Energy Equipment & Services)	(24,333)	(1,462,313)

Belgium (0.2%)
Ablynx N.V. (Biotechnology) (c)	(71,463)	(943,012)
Nyrstar N.V. (Metals & Mining) (c)	(92,157)	(140,964)

		(1,083,976)

	Shares	Value
China (2.7%)
Baoxin Auto Group, Ltd. (Specialty Retail)	(541,500)	$(224,967)
Biostime International Holdings, Ltd. (Food Products)	(105,500)	(235,213)
Boshiwa International Holding, Ltd. (Miscellaneous) (c)(d)(e)	(86,000)	(4,660)
BYD Co., Ltd. Class H (Automobiles) (c)	(160,000)	(997,084)
China Conch Venture Holdings, Ltd. (Machinery)	(558,500)	(1,272,561)
China COSCO Holdings Co., Ltd. (Marine) (c)(d)(e)	(207,000)	(132,470)
China Electronics Corp. Holdings Co., Ltd. (Semiconductors & Semiconductor Equipment)	(1,084,000)	(370,629)
China Everbright Water, Ltd. (Water Utilities) (c)	(921,400)	(466,981)
China Huarong Energy Co., Ltd. (Machinery) (c)	(3,197,000)	(131,995)
China Molybdenum Co., Ltd. Class H (Metals & Mining)	(609,000)	(341,014)
China Shanshui Cement Group, Ltd. (Construction Materials) (c)(d)(e)	(932,000)	(679,646)
China Shipping Container Lines Co., Ltd. (Marine) (c)(d)(e)	(2,278,000)	(914,069)
ChinaSoft International, Ltd. (IT Services) (c)	(1,068,000)	(465,750)
CPMC Holdings, Ltd. (Containers & Packaging)	(507,000)	(285,206)
Credit China Holdings, Ltd. (Consumer Finance)	(1,300,000)	(353,908)
Dalian Port (PDA) Co., Ltd. Class H (Transportation Infrastructure)	(492,000)	(178,376)
Goldpac Group, Ltd. (Technology Hardware, Storage & Peripherals)	(662,000)	(343,359)
Goodbaby International Holdings, Ltd. (Leisure Products) (c)	(833,000)	(381,538)
Greatview Aseptic Packaging Co., Ltd. (Containers & Packaging)	(213,000)	(100,034)
Guotai Junan International Holdings, Ltd. (Capital Markets)	(4,714,000)	(1,763,812)
HC International, Inc. (Internet Software & Services) (c)	(656,000)	(383,413)
Hilong Holding, Ltd. (Energy Equipment & Services)	(1,594,000)	(339,341)
Honghua Group, Ltd. (Energy Equipment & Services) (c)	(1,308,000)	(106,320)
Leyou Technologies Holdings, Ltd. (Food Products) (c)	(1,580,000)	(150,853)
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods) (c)	(2,391,333)	(1,252,653)
Luye Pharma Group, Ltd. (Pharmaceuticals) (c)	(464,500)	(457,272)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
China (continued)
NVC Lighting Holdings, Ltd. (Household Products)	(777,000)	$(101,253)
PW Medtech Group, Ltd. (Health Care Equipment & Supplies) (c)	(1,047,000)	(220,191)
Shanghai Electric Group Co., Ltd. Class H (Electrical Equipment) (c)(d)(e)	(2,032,000)	(1,261,053)
Shougang Fushan Resources Group, Ltd. (Metals & Mining)	(1,368,000)	(181,798)
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	(344,000)	(803,344)
Tong Ren Tang Technologies Co., Ltd. Class H (Pharmaceuticals)	(119,000)	(186,700)
West China Cement, Ltd. (Construction Materials)	(7,764,000)	(1,332,299)
Wisdom Sports Group (Media)	(1,910,000)	(1,000,516)
Xinchen China Power Holdings, Ltd. (Auto Components) (c)	(467,000)	(111,469)
Yashili International Holdings, Ltd. (Food Products)	(425,000)	(119,539)
Zhaojin Mining Industry Co., Ltd. Class H (Metals & Mining)	(2,235,000)	(1,268,805)

		(18,920,091)

Denmark (0.3%)
ALK-Abello A/S (Pharmaceuticals)	(1,461)	(158,974)
Genmab A/S (Biotechnology) (c)	(13,585)	(1,340,002)
Topdanmark A/S (Insurance) (c)	(22,495)	(598,996)

		(2,097,972)

Finland (0.5%)
Outokumpu Oyj (Metals & Mining) (c)	(728,379)	(2,479,779)
Outotec Oyj (Construction & Engineering)	(270,828)	(932,164)

		(3,411,943)

France (1.0%)
AB Science S.A. (Pharmaceuticals) (c)	(37,917)	(506,600)
Air France-KLM (Airlines) (c)	(262,912)	(1,928,661)
CGG S.A. (Energy Equipment & Services) (c)	(605,176)	(2,434,998)
Eramet (Metals & Mining) (c)	(7,228)	(285,661)
Etablissements Maurel et Prom (Oil, Gas & Consumable Fuels) (c)	(45,040)	(162,403)
GameLoft S.E. (Software) (c)	(76,359)	(436,635)
Innate Pharma S.A. (Biotechnology) (c)	(46,431)	(669,369)
Solocal Group (Media) (c)	(56,883)	(463,565)
Virbac S.A. (Pharmaceuticals)	(635)	(126,633)

		(7,014,525)

Germany (2.5%)
AIXTRON S.E. (Semiconductors & Semiconductor Equipment) (c)	(382,189)	(2,433,388)

	Shares	Value
Germany (continued)
¡ Bilfinger S.E. (Commercial Services & Supplies)	(67,281)	$(3,018,241)
Capital Stage A.G. (Capital Markets)	(11,041)	(107,025)
Gerry Weber International A.G. (Textiles, Apparel & Luxury Goods)	(74,386)	(1,211,437)
Heidelberger Druckmaschinen A.G. (Machinery) (c)	(862,398)	(2,479,899)
Kloeckner & Co. S.E. (Trading Companies & Distributors)	(99,432)	(886,860)
LPKF Laser & Electronics A.G. (Electronic Equipment, Instruments & Components)	(32,644)	(303,689)
Manz A.G. (Semiconductors & Semiconductor Equipment) (c)	(4,993)	(230,603)
MorphoSys A.G. (Life Sciences Tools & Services) (c)	(35,884)	(2,220,406)
Puma S.E. (Textiles, Apparel & Luxury Goods)	(6,942)	(1,554,236)
RIB Software A.G. (Software)	(37,416)	(462,876)
SGL Carbon S.E. (Electrical Equipment) (c)	(118,551)	(2,179,697)
Vossloh A.G. (Machinery) (c)	(9,146)	(673,343)

		(17,761,700)

Hong Kong (2.2%)
AGTech Holdings, Ltd. (IT Services) (c)	(1,536,000)	(297,267)
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (c)(d)(e)	(1,608,000)	(63,900)
China Financial International Investments, Ltd. (Capital Markets) (c)	(2,670,000)	(279,036)
China Innovationpay Group, Ltd. (Electronic Equipment, Instruments & Components) (c)	(1,800,000)	(118,442)
China LNG Group, Ltd. (Capital Markets)	(9,000,000)	(377,390)
China Smarter Energy Group Holdings, Ltd. Class H (Capital Markets) (c)	(8,410,000)	(727,002)
China Water Industry Group, Ltd. Class L (Water Utilities) (c)	(692,000)	(142,853)
Esprit Holdings, Ltd. (Specialty Retail)	(2,346,981)	(2,622,359)
Good Resources Holdings, Ltd. (Capital Markets) (c)	(1,050,000)	(261,464)
Haier Healthwise Holdings, Ltd. (Leisure Products) (c)	(7,070,000)	(474,337)
¡ Jardine Matheson Holdings, Ltd. (Industrial Conglomerates)	(52,600)	(2,871,434)
Kingston Financial Group, Ltd. (Capital Markets) (c)	(470,000)	(186,773)
Luk Fook Holdings International, Ltd. (Specialty Retail)	(42,000)	(108,650)
Melco International Development, Ltd. (Hotels, Restaurants & Leisure)	(1,612,000)	(2,512,446)
National Agricultural Holdings, Ltd. (Software) (c)	(232,000)	(116,739)
Pacific Basin Shipping, Ltd. (Marine)	(3,800,000)	(1,117,849)

20	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Hong Kong (continued)
PAX Global Technology, Ltd. (Electronic Equipment, Instruments & Components)	(1,109,000)	$(1,453,751)
Sa Sa International Holdings, Ltd. (Specialty Retail)	(2,646,000)	(843,241)
Town Health International Medical Group, Ltd. (Health Care Providers & Services)	(2,386,000)	(498,712)
United Photovoltaics Group, Ltd. (Semiconductors & Semiconductor Equipment) (c)	(2,312,000)	(238,640)
Viva China Holdings, Ltd. (Media) (c)	(1,952,000)	(204,000)

		(15,516,285)

India (0.3%)
Vedanta Resources PLC (Metals & Mining)	(267,071)	(2,035,938)

Italy (2.8%)
Banca Carige S.p.A. (Banks) (c)	(1,469,033)	(2,681,601)
Banca Monte Dei Paschi Di Siena S.p.A. (Banks) (c)	(1,380,220)	(2,537,694)
Banca Profilo S.p.A. (Capital Markets)	(642,828)	(192,273)
Brunello Cucinelli S.p.A. (Textiles, Apparel & Luxury Goods)	(66,826)	(1,210,302)
Credito Valtellinese SC (Banks) (c)	(354,823)	(446,757)
Maire Tecnimont S.p.A. (Construction & Engineering) (c)	(47,789)	(137,999)
Mediolanum S.p.A. (Insurance)	(117,068)	(954,562)
Piaggio & C. S.p.A. (Automobiles)	(132,231)	(328,331)
Prada S.p.A. (Textiles, Apparel & Luxury Goods)	(491,400)	(2,000,319)
RCS MediaGroup S.p.A. (Media) (c)	(1,265,042)	(1,010,637)
Safilo Group S.p.A. (Textiles, Apparel & Luxury Goods) (c)	(38,332)	(476,737)
Salvatore Ferragamo S.p.A. (Textiles, Apparel & Luxury Goods)	(97,318)	(2,643,289)
Tod’s S.p.A. (Textiles, Apparel & Luxury Goods)	(25,689)	(2,153,980)
¡ Yoox Net-A-Porter Group S.p.A. (Internet & Catalog Retail) (c)	(81,180)	(2,753,968)

		(19,528,449)

Japan (3.9%)
3-D Matrix, Ltd. (Biotechnology) (c)	(11,900)	(107,491)
Aiful Corp. (Consumer Finance) (c)	(462,800)	(1,852,427)
Aplus Financial Co., Ltd. (Consumer Finance) (c)	(759,500)	(811,929)
Asukanet Co., Ltd. (Commercial Services & Supplies)	(25,300)	(464,613)
Benefit One, Inc. (Professional Services)	(18,500)	(326,552)
Elecom Co., Ltd. (Technology Hardware, Storage & Peripherals)	(11,400)	(139,158)

	Shares	Value
Japan (continued)
Fuji Kyuko Co., Ltd. (Hotels, Restaurants & Leisure)	(57,000)	$(544,634)
Fujita Kanko, Inc. (Hotels, Restaurants & Leisure)	(235,000)	(911,411)
GCA Savvian Corp. (Capital Markets)	(36,800)	(434,269)
Harmonic Drive Systems, Inc. (Machinery)	(124,100)	(2,124,725)
Ichigo, Inc. (Capital Markets)	(797,200)	(2,074,424)
Ikyu Corp. (Internet & Catalog Retail)	(54,800)	(1,048,135)
Jamco Corp. (Aerospace & Defense)	(23,300)	(986,683)
Japan Communications, Inc. (Wireless Telecommunication Services) (c)	(110,400)	(274,468)
Japan Drilling Co., Ltd. (Energy Equipment & Services)	(27,100)	(594,013)
Japan Tissue Engineering Co., Ltd. (Biotechnology) (c)	(20,500)	(159,012)
Matsuya Co., Ltd. (Multiline Retail)	(29,700)	(363,528)
MISUMI Group, Inc. (Trading Companies & Distributors)	(175,100)	(2,305,742)
Next Co., Ltd. (Media)	(31,700)	(236,693)
Nihon M&A Center, Inc. (Professional Services)	(12,000)	(498,218)
Nippon Gas Co., Ltd. (Oil, Gas & Consumable Fuels)	(68,100)	(1,732,552)
Nippon Parking Development Co., Ltd. (Commercial Services & Supplies)	(1,175,800)	(1,354,406)
Nippon Yakin Kogyo Co., Ltd. (Metals & Mining) (c)	(262,500)	(365,459)
Orient Corp. (Consumer Finance) (c)	(1,251,900)	(2,521,022)
Sparx Group Co., Ltd. (Capital Markets)	(753,600)	(2,048,403)
Tokyu Construction Co., Ltd. (Construction & Engineering)	(64,400)	(495,261)
Toyo Tire & Rubber Co., Ltd. (Auto Components)	(82,200)	(1,748,632)
WirelessGate, Inc. (Wireless Telecommunication Services)	(16,900)	(239,208)
Yonex Co., Ltd. (Leisure Products)	(10,400)	(265,020)

		(27,028,088)

Jersey (0.0%)‡
Centamin PLC (Metals & Mining)	(247,866)	(243,022)

Luxembourg (0.0%)‡
Cosmo Pharmaceuticals S.A. (Pharmaceuticals) (c)	(1,263)	(194,091)

Netherlands (0.4%)
Brunel International N.V. (Professional Services)	(26,214)	(492,352)
SBM Offshore N.V. (Energy Equipment & Services) (c)	(155,418)	(2,130,336)

		(2,622,688)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
New Zealand (0.1%)
Xero, Ltd. (Software) (c)	(50,173)	$(543,254)

Norway (1.3%)
Aker ASA Class A (Diversified Financial Services)	(16,220)	(319,752)
Det Norske Oljeselskap ASA (Oil, Gas & Consumable Fuels) (c)	(223,070)	(1,369,124)
DNO ASA (Oil, Gas & Consumable Fuels) (c)	(2,307,187)	(2,313,500)
Hexagon Composites ASA (Machinery)	(84,508)	(130,292)
Hoegh LNG Holdings, Ltd. (Oil, Gas & Consumable Fuels)	(18,997)	(228,051)
Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment) (c)	(126,482)	(608,090)
Opera Software ASA (Internet Software & Services)	(372,693)	(2,326,932)
Petroleum Geo-Services ASA (Energy Equipment & Services)	(118,819)	(494,756)
Schibsted ASA (Media) (c)	(8,175)	(254,965)
Vard Holdings, Ltd. (Machinery) (c)	(2,511,400)	(681,228)

		(8,726,690)

Portugal (0.0%)‡
Banco BPI S.A. Registered (Banks) (c)	(144,778)	(176,081)

Singapore (0.8%)
Ezion Holdings, Ltd. (Energy Equipment & Services)	(4,975,200)	(2,486,002)
IGG, Inc. (Software)	(737,000)	(292,875)
Neptune Orient Lines, Ltd. (Marine) (c)	(1,028,700)	(730,642)
OSIM International, Ltd. (Specialty Retail)	(285,400)	(277,068)
SIA Engineering Co., Ltd. (Transportation Infrastructure)	(147,800)	(420,959)
SIIC Environment Holdings, Ltd. (Water Utilities) (c)	(831,480)	(504,503)
Super Group, Ltd. (Food Products)	(647,900)	(416,240)
United Engineers, Ltd. (Construction & Engineering)	(250,700)	(356,123)

		(5,484,412)

South Africa (0.0%)‡
Petra Diamonds, Ltd. (Metals & Mining)	(174,098)	(200,353)

Spain (1.2%)
Acerinox S.A. (Metals & Mining)	(209,608)	(2,268,998)
Fomento de Construcciones y Contratas S.A. (Construction & Engineering) (c)	(224,561)	(1,713,754)
Indra Sistemas S.A. (IT Services) (c)	(238,522)	(2,559,696)
Liberbank S.A. (Banks) (c)	(1,746,146)	(1,082,964)
Promotora de Informaciones S.A. Class A (Media) (c)	(105,535)	(586,292)

		(8,211,704)

	Shares	Value
Sweden (0.1%)
Arcam AB (Machinery) (c)	(43,352)	$(814,415)
Cloetta AB Class B (Food Products) (c)	(46,050)	(137,446)

		(951,861)

Switzerland (0.8%)
Basilea Pharmaceutica, Ltd. Registered (Biotechnology) (c)	(4,016)	(417,263)
Burckhardt Compression Holding A.G. (Machinery)	(1,749)	(610,456)
Daetwyler Holding A.G. (Industrial Conglomerates)	(5,529)	(775,833)
Evolva Holding S.A. (Chemicals) (c)	(700,798)	(864,964)
Helvetia Holding A.G. Registered (Insurance)	(1,197)	(626,686)
Meyer Burger Technology A.G. (Machinery) (c)	(259,284)	(1,857,181)
Santhera Pharmaceutical Holding A.G. Registered (Biotechnology) (c)	(7,982)	(764,324)

		(5,916,707)

United Kingdom (4.0%)
Alent PLC (Chemicals)	(59,858)	(460,278)
AO World PLC (Internet & Catalog Retail) (c)	(70,872)	(173,062)
AVEVA Group PLC (Software)	(75,210)	(2,381,483)
Brammer PLC (Trading Companies & Distributors)	(37,397)	(132,742)
De La Rue PLC (Commercial Services & Supplies)	(97,609)	(696,694)
Devro PLC (Food Products)	(74,525)	(326,281)
Dialight PLC (Electrical Equipment)	(29,525)	(249,426)
Drax Group PLC (Independent Power & Renewable Electricity Producers)	(513,320)	(2,062,216)
Hunting PLC (Energy Equipment & Services)	(280,652)	(1,556,685)
Imagination Technologies Group PLC (Semiconductors & Semiconductor Equipment) (c)	(511,583)	(1,746,873)
International Personal Finance PLC (Consumer Finance)	(24,456)	(139,533)
Kaz Minerals PLC (Metals & Mining) (c)	(577,039)	(1,032,782)
Ladbrokes PLC (Hotels, Restaurants & Leisure)	(289,474)	(471,243)
Lonmin PLC (Metals & Mining) (c)	(724,956)	(284,986)
¡ Ocado Group PLC (Internet & Catalog Retail) (c)	(470,512)	(2,733,085)
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (c)	(373,553)	(552,546)
Oxford Instruments PLC (Electronic Equipment, Instruments & Components)	(63,895)	(511,710)
Poundland Group PLC (Multiline Retail)	(162,749)	(689,958)
Premier Foods PLC (Food Products) (c)	(907,512)	(475,667)
Rotork PLC (Machinery)	(828,953)	(2,394,810)
Serco Group PLC (Commercial Services & Supplies) (c)	(1,451,959)	(2,097,324)

22	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
United Kingdom (continued)
Spirax-Sarco Engineering PLC (Machinery)	(23,677)	$(1,109,978)
SuperGroup PLC (Specialty Retail) (c)	(28,293)	(637,673)
Telecom Plus PLC (Multi-Utilities)	(115,365)	(1,869,168)
Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (c)	(1,432,872)	(2,714,756)
Xaar PLC (Technology Hardware, Storage & Peripherals)	(26,420)	(208,125)

		(27,709,084)

United States (0.3%)
REC Silicon ASA (Semiconductors & Semiconductor Equipment) (c)	(11,230,580)	(2,015,669)

Total Common Stocks Sold Short (Proceeds $228,559,048)		(198,367,223)

	Number of Rights
Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G., Expires 5/13/16 (Biotechnology) (c)(d)(e)	(19,159)	(2)

Italy (0.0%)‡
Mediolanum S.p.A., Expires 11/26/15 (Insurance) (c)(d)	(117,068)	(8)

Total Rights Sold Short (Proceeds $0)		(10)

Total Investments Sold Short (Proceeds $228,559,048)	(28.4)%	(198,367,233)

Total Investments, Net of Investments Sold Short (Cost $678,092,912)	99.5	695,707,855
Other Assets, Less Liabilities	0.5	3,539,435
Net Assets	100.0%	$699,247,290
‡	Less than one-tenth of a percent.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(J)).

(b)	All or a portion of this security was held on loan. As of October 31, 2015, the market value of securities loaned was $11,676,248 and the Fund received non-cash collateral in the amount of $16,602,896 (See Note 2(M)).
(c)	Non-income producing security.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of these securities was $(2,613,198), which represented (0.4)% of the Fund’s net assets.

(e)	Illiquid security—As of October 31, 2015, the total market value of securities deemed illiquid under procedures approved by the Board of Trustees was $(2,613,190), which represented (0.4)% of the Fund’s net assets.

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(g)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(h)	As of October 31, 2015, cost was $909,541,556 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$50,920,541
Gross unrealized depreciation	(66,387,009)

Net unrealized depreciation	$(15,466,468)

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
CHF Currency	13	December 2015	$1,646,288	$(30,269)
Euro FX Currency	(31)	December 2015	(4,265,988)	113,441
Euro/CHF	(27)	December 2015	(3,710,468)	29,962
Japanese Yen Currency	(183)	December 2015	(18,958,800)	36,031

			$(25,288,968)	$149,165

1.	As of October 31, 2015, cash in the amount of $1,988,977 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2015 (continued)

The following abbreviations are used in the preceding pages:

CVA—Company Voluntary Agreement

ETF—Exchange-Traded Fund

NVDR —Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Common Stocks	$878,148,249	$141,932	(b)	$443,346	(c)	$878,733,527
Exchange-Traded Funds	8,733,424	—		—		8,733,424
Preferred Stocks	751,762	—		—		751,762
Rights	—	2,560		—		2,560
Short-Term Investment
Repurchase Agreement	—	5,853,815		—		5,853,815

Total Investments in Securities	887,633,435	5,998,307		443,346		894,075,088

Other Financial Instruments
Futures Contracts Short (d)	179,434	—		—		179,434

Total Investments in Securities and Other Financial Instruments	$887,812,869	$5,998,307		$443,346		$894,254,522

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(195,166,197)	$(2,307,592	) (e)	$(893,434	) (f)	$(198,367,223)
Rights Sold Short	—	(8	) (g)	(2	) (h)	(10)

Total Investments in Securities Sold Short	(195,166,197)	(2,307,600)		(893,436)		(198,367,233)

Other Financial Instruments
Futures Contracts Long (d)	(30,269)	—		—		(30,269)

Total Investments in Securities Sold Short and Other Financial Instruments	$(195,196,466)	$(2,307,600)		$(893,436)		$(198,397,502)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 security valued at $141,932 is held in Singapore within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 security valued at $443,346 is held in Hong Kong within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(e)	The Level 2 securities valued at $(2,307,592) are held in China within the Common Stocks Sold Short section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $(145,228), $(684,306) and $(63,900) are held in Australia, China and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(g)	The Level 2 security valued at $(8) is held in Italy within the Rights Sold Short section of the Portfolio of Investments.

(h)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.

24	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2015, a foreign equity security with a market value of $(160,306) transferred from Level 3 to Level 1. The transfer occurred as a result of a change in the observable nature of the inputs. As of October 31, 2014, the fair value obtained for the security utilized significant unobservable inputs.

As of October 31, 2015, certain foreign equity securities with a total market value of $(537,990) transferred from Level 1 to Level 3. The transfer occurred as a result of a change in the observable nature of the inputs. As of October 31, 2014, the fair value obtained for the security utilized significant observable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2015 (b)
Common Stocks
Australia	$9	$—	$(8	) (a)	$(1)	$—	$—	$—	$—	$—	$—
Hong Kong	1,044	—	(11,502)		(781,953)	1,238,510	(2,753)	—	—	443,346	(795,164)
Preferred Stocks
United Kingdom	1,267	—	—		4	—	(1,271)	—	—	—	—
Common Stocks Sold Short
Australia	(3,910)	—	—		78,411	—	—	(219,729)	—	(145,228)	78,411
China	(788,015)	—	(379,388)		(293,584)	1,011,378	(395,003)	—	160,306	(684,306)	(279,988)
Hong Kong	—	—	272,279		(143,795)	125,877	—	(318,261)	—	(63,900)	(143,795)
Spain	(613,028)	—	376,124		(168,585)	405,489	—	—	—	—	—
Rights Sold Short
Austria	(2)	—	—		—	—	—	—	—	(2)	—

Total	$(1,402,635)	$—	$257,505		$(1,309,503)	$2,781,254	$(399,027)	$(537,990)	$160,306	$(450,090)	$(1,140,536)

(a)	BGP Holdings PLC was removed from the books and records on July 23, 2015.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2015 (continued)

The table below sets forth the diversification of MainStay International Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$2,031,243	0.3%
Air Freight & Logistics	1,096,828	0.2
Airlines	16,501,654	2.4
Auto Components	11,994,052	1.7
Automobiles	37,193,175	5.3
Banks	96,579,440	13.8
Beverages	7,330,905	1.0
Biotechnology	3,873,185	0.6
Building Products	7,712,484	1.1
Capital Markets	48,948,374	7.0
Chemicals	24,818,466	3.5
Commercial Services & Supplies	6,111,203	0.9
Communications Equipment	1,884,655	0.3
Construction & Engineering	12,739,493	1.8
Construction Materials	3,825,430	0.5
Consumer Finance	4,013,286	0.6
Containers & Packaging	876,805	0.1
Distributors	1,857,795	0.3
Diversified Consumer Services	1,165,294	0.2
Diversified Financial Services	6,921,240	1.0
Diversified Telecommunication Services	29,942,883	4.3
Electric Utilities	15,021,733	2.1
Electrical Equipment	25,643,458	3.7
Electronic Equipment, Instruments & Components	11,850,444	1.7
Energy Equipment & Services	6,184,590	0.9
Food & Staples Retailing	15,216,057	2.2
Food Products	22,433,876	3.2
Health Care Equipment & Supplies	3,252,024	0.5
Health Care Providers & Services	9,587,998	1.4
Hotels, Restaurants & Leisure	12,073,619	1.7
Household Durables	19,403,293	2.8
Household Products	679,498	0.1
Independent Power & Renewable Electricity Producers	2,805,294	0.4
Industrial Conglomerates	8,617,318	1.2
Insurance	46,656,081	6.7
Internet & Catalog Retail	2,277,401	0.3
Internet Software & Services	7,884,213	1.1
IT Services	7,296,991	1.0
Leisure Products	778,027	0.1
Life Sciences Tools & Services	5,264,581	0.8
Machinery	24,584,453	3.5
Marine	8,952,475	1.3
Media	20,185,180	2.9
Metals & Mining	26,191,955	3.7
Multi-Utilities	309,440	0.0	‡
Multiline Retail	12,019,448	1.7

	Value	Percent †
Oil, Gas & Consumable Fuels	$40,695,030	5.8%
Paper & Forest Products	8,262,509	1.2
Personal Products	7,911,214	1.1
Pharmaceuticals	77,780,137	11.1
Professional Services	6,163,846	0.9
Real Estate Investment Trusts	3,737,180	0.5
Real Estate Management & Development	7,959,453	1.1
Road & Rail	5,299,739	0.8
Semiconductors & Semiconductor Equipment	4,772,356	0.7
Software	16,138,720	2.3
Specialty Retail	11,403,488	1.6
Technology Hardware, Storage & Peripherals	3,894,136	0.6
Textiles, Apparel & Luxury Goods	10,670,614	1.5
Thrifts & Mortgage Finance	539,382	0.1
Tobacco	17,188,723	2.5
Trading Companies & Distributors	9,660,207	1.4
Transportation Infrastructure	3,358,038	0.5
Wireless Telecommunication Services	16,052,979	2.3

	894,075,088	127.9
Other Assets, Less Liabilities*	(194,827,798)	(27.9)

Net Assets	$699,247,290	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

*	Includes investments sold short (details on following page).

26	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Aerospace & Defense	$(986,683)	(0.1)%
Airlines	(2,224,312)	(0.3)
Auto Components	(1,860,101)	(0.3)
Automobiles	(1,325,415)	(0.2)
Banks	(6,925,097)	(1.0)
Biotechnology	(4,400,475)	(0.6)
Building Products	(604,588)	(0.1)
Capital Markets	(8,451,871)	(1.2)
Chemicals	(1,325,242)	(0.2)
Commercial Services & Supplies	(9,070,398)	(1.3)
Construction & Engineering	(3,635,301)	(0.5)
Construction Materials	(2,011,945)	(0.3)
Consumer Finance	(5,678,819)	(0.8)
Containers & Packaging	(385,240)	(0.1)
Distributors	(222,028)	(0.0	) ‡
Diversified Consumer Services	(553,914)	(0.1)
Diversified Financial Services	(916,772)	(0.1)
Diversified Telecommunication Services	(688,706)	(0.1)
Electrical Equipment	(3,690,176)	(0.5)
Electronic Equipment, Instruments & Components	(3,254,836)	(0.5)
Energy Equipment & Services	(11,604,764)	(1.7)
Food Products	(1,861,239)	(0.3)
Health Care Equipment & Supplies	(220,191)	(0.0	)‡
Health Care Providers & Services	(1,452,643)	(0.2)
Hotels, Restaurants & Leisure	(7,375,245)	(1.1)
Household Products	(101,253)	(0.0	)‡
Independent Power & Renewable Electricity Producers	(2,062,216)	(0.3)
Industrial Conglomerates	(3,647,267)	(0.5)
Insurance	(2,180,252)	(0.3)
Internet & Catalog Retail	(6,708,250)	(1.0)
Internet Software & Services	(3,139,781)	(0.4)
IT Services	(3,322,713)	(0.5)
Leisure Products	(1,120,895)	(0.2)
Life Sciences Tools & Services	(2,220,406)	(0.3)
Machinery	(14,280,883)	(2.0)
Marine	(2,895,030)	(0.4)
Media	(3,756,668)	(0.5)
Metals & Mining	(20,461,056)	(2.9)
Miscellaneous	(4,660)	(0.0	)‡
Multi-Utilities	(1,869,168)	(0.3)
Multiline Retail	(1,053,486)	(0.1)
Oil, Gas & Consumable Fuels	(8,359,016)	(1.2)
Pharmaceuticals	(1,630,270)	(0.2)
Professional Services	(1,317,122)	(0.2)
Semiconductors & Semiconductor Equipment	(7,643,892)	(1.1)
Software	(4,672,141)	(0.7)
Specialty Retail	(4,713,958)	(0.7)
Technology Hardware, Storage & Peripherals	(690,642)	(0.1)
Textiles, Apparel & Luxury Goods	(12,502,953)	(1.8)
Trading Companies & Distributors	(3,325,344)	(0.5)
Transportation Infrastructure	(2,333,897)	(0.3)
Water Utilities	(1,114,337)	(0.2)
Wireless Telecommunication Services	(513,676)	(0.1)

	$(198,367,233)	(28.4)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities before investments sold short, at value (identified cost $906,651,960) including securities on loan of $11,676,248	$894,075,088
Cash collateral on deposit at broker	1,988,977
Cash denominated in foreign currencies (identified cost $1,754,004)	1,744,879
Receivables:
Fund shares sold	6,190,577
Dividends	3,011,027
Securities lending	21,941
Other assets	40,067

Total assets	907,072,556

Liabilities
Investments sold short (proceeds $228,559,048)	198,367,233
Payables:
Investment securities purchased	7,446,667
Broker fees and charges on short sales	684,090
Manager (See Note 3)	622,666
Fund shares redeemed	310,726
Variation margin on futures contracts	75,510
Transfer agent (See Note 3)	67,754
Dividends on investments sold short	55,613
NYLIFE Distributors (See Note 3)	53,381
Foreign capital gains tax (See Note 2(C))	52,860
Custodian	39,817
Professional fees	28,587
Shareholder communication	16,771
Trustees	1,589
Accrued expenses	537
Interest expense and fees payable	1,465

Total liabilities	207,825,266

Net assets	$699,247,290

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$83,332
Additional paid-in capital	691,215,865

691,299,197
Undistributed net investment income	4,908,773
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions (a)	(14,607,226)
Net unrealized appreciation (depreciation) on investments and futures contracts (b)	(12,480,567)
Net unrealized appreciation (depreciation) on investments sold short	30,191,815
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(64,702)

Net assets	$699,247,290

Class A
Net assets applicable to outstanding shares	$107,668,910

Shares of beneficial interest outstanding	12,876,392

Net asset value per share outstanding	$8.36
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.85

Investor Class
Net assets applicable to outstanding shares	$4,721,444

Shares of beneficial interest outstanding	567,089

Net asset value per share outstanding	$8.33
Maximum sales charge (5.50% of offering price)	0.48

Maximum offering price per share outstanding	$8.81

Class C
Net assets applicable to outstanding shares	$38,434,481

Shares of beneficial interest outstanding	4,757,061

Net asset value and offering price per share outstanding	$8.08

Class I
Net assets applicable to outstanding shares	$548,422,455

Shares of beneficial interest outstanding	65,131,666

Net asset value and offering price per share outstanding	$8.42

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(52,860).

28	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$20,432,392
Securities lending income	247,297

Total income	20,679,689

Expenses
Broker fees and charges on short sales	5,819,207
Manager (See Note 3)	5,666,179
Dividends on investments sold short	3,354,539
Custodian	397,893
Distribution/Service—Class A (See Note 3)	133,659
Distribution/Service—Investor Class (See Note 3)	4,478
Distribution/Service—Class C (See Note 3)	197,533
Transfer agent (See Note 3)	242,334
Professional fees	92,196
Registration	86,299
Shareholder communication	46,799
Trustees	10,809
Miscellaneous	30,304

Total expenses	16,082,229

Net investment income (loss)	4,597,460

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(18,377,961)
Investments sold short	9,725,846
Futures transactions	(1,468,737)
Foreign currency transactions	(425,414)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(10,546,266)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(12,465,292)
Investments sold short	5,472,546
Futures contracts	21,441
Translation of other assets and liabilities in foreign currencies	(14,027)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(6,985,332)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(17,531,598)

Net increase (decrease) in net assets resulting from operations	$(12,934,138)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,736,259.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $71,029.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $(41,206).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,597,460	$5,649,029
Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(10,546,266)	25,207,406
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(6,985,332)	(30,990,049)

Net increase (decrease) in net assets resulting from operations	(12,934,138)	(133,614)

Dividends and distributions to shareholders:
From net investment income:
Class A	(455,154)	(441,813)
Investor Class	(18,480)	(16,446)
Class C	(106,416)	(70,809)
Class I	(7,294,220)	(6,783,601)

	(7,874,270)	(7,312,669)

From net realized gain on investments:
Class A	(742,099)	—
Investor Class	(31,694)	—
Class C	(256,569)	—
Class I	(10,642,422)	—

	(11,672,784)	—

Total dividends and distributions to shareholders	(19,547,054)	(7,312,669)

Capital share transactions:
Net proceeds from sale of shares	430,844,670	265,027,887
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	18,959,393	7,183,488
Cost of shares redeemed	(127,615,522)	(118,174,876)

Increase (decrease) in net assets derived from capital share transactions	322,188,541	154,036,499

Net increase (decrease) in net assets	289,707,349	146,590,216

Net Assets
Beginning of year	409,539,941	262,949,725

End of year	$699,247,290	$409,539,941

Undistributed net investment income at end of year	$4,908,773	$6,863,694

30	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended October 31, 2015

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(12,934,138)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(1,119,625,634)
Investments sold	738,252,019
Purchases to cover securities sold short	(335,763,520)
Securities sold short	418,667,613
Purchase of short term investments, net	(2,573,624)
Decrease in investment securities sold receivable	52,885,576
Increase in dividends and interest receivable	(1,574,448)
Increase in securities lending receivable	(21,941)
Increase in cash collateral on deposit at broker	(1,898,977)
Increase in other assets	(8,865)
Decrease in investment securities purchased payable	(47,895,160)
Increase in broker fees and charges payable on short sales	316,352
Decrease in dividends payable for securities sold short	(20,616)
Increase in professional fees payable	18,118
Increase in custodian payable	8,932
Increase in shareholder communication payable	8,158
Increase in due to Trustees	756
Increase in due to manager	256,099
Increase in due to transfer agent	50,276
Increase in due to NYLIFE Distributors	42,865
Increase in foreign capital gains tax payable	41,206
Decrease in variation margin on futures contracts	183,960
Decrease in accrued expenses	(4,388)
Increase in interest expense and fees payable	1,465
Net change in unrealized (appreciation) depreciation on investments	12,424,086
Net realized (gain) loss from investments	18,306,932
Net change in unrealized (appreciation) depreciation on securities sold short	(5,472,546)
Net realized (gain) loss from securities sold short	(9,725,846)

Net cash used in operating activities	(296,055,290)

Cash flows from financing activities:
Proceeds from shares sold	425,207,487
Payment on shares redeemed	(127,511,416)
Cash distributions paid	(587,661)

Net cash from financing activities	297,108,410

Net increase in cash:	1,053,120
Cash at beginning of year	691,759

Cash at end of year	$1,744,879

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $18,959,393.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$8.83	$8.94	$6.79	$6.36	$6.77

Net investment income (loss)	0.05	0.14 (a)	0.11 (a)	0.10 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	(0.09)	0.03	2.18	0.48	(0.38)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)

Total from investment operations	(0.04)	0.17	2.28	0.58	(0.27)

Less dividends and distributions:
From net investment income	(0.16)	(0.28)	(0.13)	(0.15)	(0.14)
From net realized gain on investments	(0.27)	—	—	—	—

Total dividends and distributions	(0.43)	(0.28)	(0.13)	(0.15)	(0.14)

Net asset value at end of year	$8.36	$8.83	$8.94	$6.79	$6.36

Total investment return (b)	(0.39%)	2.06%	34.12%	9.37%	(4.08%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	1.58%	1.33%	1.64%	1.77%
Net expenses (excluding short sale expenses)	1.52%	1.52%	1.56%	1.58%	1.60%
Expenses (including short sales expenses, before waiver/reimbursement)	3.27%	3.06%	2.84%	3.19%	2.91%
Short sale expenses	1.76%	1.54%	1.28%	1.61%	1.28%
Portfolio turnover rate	110%	136%	157%	162%	157%
Net assets at end of year (in 000’s)	$107,669	$23,074	$10,491	$394	$110

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012	2011
Net asset value at beginning of year	$8.80	$8.92	$6.78	$6.35	$6.77

Net investment income (loss)	0.05	0.12 (a)	0.12 (a)	0.09 (a)	0.10 (a)
Net realized and unrealized gain (loss) on investments	(0.09)	0.04	2.15	0.48	(0.37)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)

Total from investment operations	(0.04)	0.16	2.26	0.57	(0.28)

Less dividends and distributions:
From net investment income	(0.16)	(0.28)	(0.12)	(0.14)	(0.14)
From net realized gain on investments	(0.27)	—	—	—	—

Total dividends and distributions	(0.43)	(0.28)	(0.12)	(0.14)	(0.14)

Net asset value at end of year	$8.33	$8.80	$8.92	$6.78	$6.35

Total investment return (b)	(0.49%)	1.93%	33.89%	9.26%	(4.32%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%	1.32%	1.53%	1.43%	1.52%
Net expenses (excluding short sale expenses)	1.65%	1.67%	1.70%	1.70%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.44%	3.19%	3.09%	3.37%	3.09%
Short sale expenses	1.79%	1.52%	1.30%	1.59%	1.27%
Portfolio turnover rate	110%	136%	157%	162%	157%
Net assets at end of year (in 000’s)	$4,721	$947	$496	$238	$226

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

32	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$8.57	$8.73	$6.64	$6.22	$6.64

Net investment income (loss)	0.01	0.06 (a)	0.04 (a)	0.04 (a)	0.06 (a)
Net realized and unrealized gain (loss) on investments	(0.12)	0.04	2.14	0.47	(0.38)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)

Total from investment operations	(0.11)	0.10	2.17	0.51	(0.33)

Less dividends and distributions:
From net investment income	(0.11)	(0.26)	(0.08)	(0.09)	(0.09)
From net realized gain on investments	(0.27)	—	—	—	—

Total dividends and distributions	(0.38)	(0.26)	(0.08)	(0.09)	(0.09)

Net asset value at end of year	$8.08	$8.57	$8.73	$6.64	$6.22

Total investment return (b)	(1.19%)	1.11%	32.97%	8.41%	(5.06%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17%)	0.66%	0.50%	0.71%	0.88%
Net expenses (excluding short sale expenses)	2.40%	2.42%	2.45%	2.45%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	4.16%	3.97%	3.85%	4.14%	3.85%
Short sale expenses	1.76%	1.55%	1.31%	1.60%	1.28%
Portfolio turnover rate	110%	136%	157%	162%	157%
Net assets at end of year (in 000’s)	$38,434	$6,975	$1,503	$159	$121

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$8.89	$8.98	$6.82	$6.38	$6.80

Net investment income (loss)	0.08	0.15 (a)	0.14 (a)	0.11 (a)	0.13 (a)
Net realized and unrealized gain (loss) on investments	(0.10)	0.05	2.17	0.50	(0.38)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)

Total from investment operations	(0.02)	0.20	2.30	0.61	(0.26)

Less dividends and distributions:
From net investment income	(0.18)	(0.29)	(0.14)	(0.17)	(0.16)
From net realized gain on investments	(0.27)	—	—	—	—

Total dividends and distributions	(0.45)	(0.29)	(0.14)	(0.17)	(0.16)

Net asset value at end of year	$8.42	$8.89	$8.98	$6.82	$6.38

Total investment return (b)	(0.04%)	2.25%	34.51%	9.46%	(3.87%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	1.70%	1.78%	1.70%	1.92%
Net expenses (excluding short sale expenses)	1.27%	1.27%	1.30%	1.34%	1.35%
Expenses (including short sales expenses, before waiver/reimbursement)	3.06%	2.80%	2.60%	2.93%	2.65%
Short sale expenses	1.79%	1.53%	1.30%	1.59%	1.27%
Portfolio turnover rate	110%	136%	157%	162%	157%
Net assets at end of year (in 000’s)	$548,422	$378,544	$250,459	$171,404	$142,717

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the 130/30 International Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the 130/30 International Fund’s name changed to MainStay International Opportunities Fund (The “Fund “).

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

34	MainStay International Opportunities Fund

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held securities with a value of $(450,090) that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2015, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by

35

Notes to Financial Statements (continued)

methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually.

Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

36	MainStay International Opportunities Fund

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. The Fund may enter into futures contracts to manage currency exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the Fund did not hold any warrants.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable

37

Notes to Financial Statements (continued)

letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the year ended October 31, 2015, the Fund had securities on loan with a value of $11,676,248 and had received non-cash collateral of $16,602,896. The Fund earned income from securities loaned in the amount of $247,297 as reflected in the Statement of Operations.

(N)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(O)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$179,434	$—	$179,434

Total Fair Value		$179,434	$—	$179,434

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(30,269)	$—	$(30,269)

Total Fair Value		$(30,269)	$—	$(30,269)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(863,642)	$(605,095)	$(1,468,737)

Total Realized Gain (Loss)		$(863,642)	$(605,095)	$(1,468,737)

38	MainStay International Opportunities Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$21,441	$—	$21,441

Total Change in Unrealized Appreciation (Depreciation)		$21,441	$—	$21,441

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Contracts Long	$2,080,223	$21,641,200	$23,721,423
Futures Contracts Short	$(19,621,503)	$—	$(19,621,503)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.70% for Investor Class and 2.45% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $5,666,179.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $58,685 and $3,336, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $2,413, $26 and $6,990, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent serv-

39

Notes to Financial Statements (continued)

ices on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$22,329
Investor Class	3,010
Class C	33,186
Class I	183,809

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$5,974,080	$(12,571,536)	$(3,717)	$14,549,266	$7,948,093

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,321,889	$(1,321,889)	$—

The reclassifications for the Fund are primarily due to short sale adjustments, foreign currency gain (loss) and PFIC adjustments.

As of October 31, 2015, for federal tax income purposes, capital loss carryforwards of $12,366,184 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$12,366	$—

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$7,874,576	$7,312,669
Long-Term Capital Gain	11,672,478	—
Total	$19,547,054	$7,312,669

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $1,116,598 and $734,521, respectively.

40	MainStay International Opportunities Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	12,214,940	$106,139,050
Shares issued to shareholders in reinvestment of dividends and distributions	138,763	1,122,593
Shares redeemed	(2,067,242)	(17,476,882)

Net increase (decrease) in shares outstanding before conversion	10,286,461	89,784,761
Shares converted into Class A (See Note 1)	15,927	137,757
Shares converted from Class A (See Note 1)	(38,031)	(311,840)

Net increase (decrease)	10,264,357	$89,610,678

Year ended October 31, 2014:
Shares sold	3,050,609	$27,576,031
Shares issued to shareholders in reinvestment of dividends and distributions	48,537	426,641
Shares redeemed	(1,657,603)	(15,003,501)

Net increase (decrease) in shares outstanding before conversion	1,441,543	12,999,171
Shares converted into Class A (See Note 1)	1,517	13,331
Shares converted from Class A (See Note 1)	(4,238)	(37,891)

Net increase (decrease)	1,438,822	$12,974,611

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	463,252	$3,956,596
Shares issued to shareholders in reinvestment of dividends and distributions	6,205	50,070
Shares redeemed	(32,140)	(274,081)

Net increase (decrease) in shares outstanding before conversion	437,317	3,732,585
Shares converted into Investor Class (See Note 1)	38,171	311,840
Shares converted from Investor Class (See Note 1)	(15,980)	(137,757)

Net increase (decrease)	459,508	$3,906,668

Year ended October 31, 2014:
Shares sold	63,678	$569,826
Shares issued to shareholders in reinvestment of dividends and distributions	1,807	15,848
Shares redeemed	(16,299)	(146,796)

Net increase (decrease) in shares outstanding before conversion	49,186	438,878
Shares converted into Investor Class (See Note 1)	4,252	37,891
Shares converted from Investor Class (See Note 1)	(1,520)	(13,331)

Net increase (decrease)	51,918	$463,438

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	4,333,997	$36,580,630
Shares issued to shareholders in reinvestment of dividends and distributions	32,665	257,072
Shares redeemed	(423,770)	(3,498,889)

Net increase (decrease)	3,942,892	$33,338,813

Year ended October 31, 2014:
Shares sold	726,376	$6,390,908
Shares issued to shareholders in reinvestment of dividends and distributions	4,424	38,000
Shares redeemed	(88,867)	(782,838)

Net increase (decrease)	641,933	$5,646,070

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	32,728,011	$284,168,394
Shares issued to shareholders in reinvestment of dividends and distributions	2,156,169	17,529,658
Shares redeemed	(12,319,017)	(106,365,670)

Net increase (decrease)	22,565,163	$195,332,382

Year ended October 31, 2014:
Shares sold	25,198,364	$230,491,122
Shares issued to shareholders in reinvestment of dividends and distributions	759,117	6,702,999
Shares redeemed	(11,274,356)	(102,241,741)

Net increase (decrease)	14,683,125	$134,952,380

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Opportunities Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

42	MainStay International Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $11,672,478 as a long term capital gain distribution.

For the fiscal year ended October 31, 2015, the Fund designated approximately $9,776,969 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2015:

•	the total amount of taxes credited to foreign countries was $1,902,393.

•	the total amount of income sourced from foreign countries was $22,029,834.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with form 1099-DIV, which will be mailed during February 2016.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

44	MainStay International Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

46	MainStay International Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

47

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay International Opportunities Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1674260 MS291-15	MSIR11-12/15 (NYLIM) NL236

MainStay Balanced Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.50 1.06%	8.35 9.58%	5.57 6.17%	1.14 1.14%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.64 0.91	8.15 9.38	5.43 6.03	1.30 1.30
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.44 0.16	8.28 8.57	5.23 5.23	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.73 0.19	8.58 8.58	5.23 5.23	2.05 2.05
Class I Shares	No Sales Charge		1.31	9.85	6.49	0.89
Class R1 Shares	No Sales Charge		1.24	9.75	6.38	0.98
Class R2 Shares	No Sales Charge		0.96	9.47	6.11	1.24
Class R3 Shares[4]	No Sales Charge		0.69	9.20	5.85	1.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class I shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Value Index[5]	0.47%	13.64%	8.39%
Balanced Composite Index[6]	1.19	9.25	7.13
BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index[7]	1.93	2.42	4.23
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	0.95	8.11	5.68

5.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Balanced Composite Index consists of the Russell Midcap® Value Index and the BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Balanced Composite Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.	The BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds. The Fund has selected the BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index as an additional benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Average Lipper Mixed-Asset Target Allocation Growth Fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$985.00	$5.70	$1,019.50	$5.80

Investor Class Shares	$1,000.00	$984.00	$6.45	$1,018.70	$6.56

Class B Shares	$1,000.00	$980.40	$10.18	$1,014.90	$10.36

Class C Shares	$1,000.00	$980.70	$10.18	$1,014.90	$10.36

Class I Shares	$1,000.00	$986.00	$4.46	$1,020.70	$4.53

Class R1 Shares	$1,000.00	$985.80	$4.96	$1,020.20	$5.04

Class R2 Shares	$1,000.00	$984.50	$6.20	$1,019.00	$6.31

Class R3 Shares	$1,000.00	$982.80	$7.45	$1,017.70	$7.58

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.14% for Class A, 1.29% for Investor Class, 2.04% for Class B and Class C, 0.89% for Class I, 0.99% for Class R1, 1.24% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2015 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.625%–2.75%, due 12/15/16–8/15/25

2.	Vanguard Mid-Cap Value ETF

3.	iShares Intermediate Government / Credit Bond Fund

4.	iShares Intermediate Credit Bond Fund

5.	Federal National Mortgage Association, 0.875%–2.625%, due 12/28/17–9/6/24
6.	JPMorgan Chase & Co.

7.	Morgan Stanley

8.	Goldman Sachs Group, Inc. (The)

9.	Federal Home Loan Mortgage Corporation, 1.00%–1.45%, due 3/8/17–10/2/19

10.	Ford Motor Credit Co. LLC, 2.551%–3.219%, due 10/5/18–1/9/22

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, of New York Life Investments,1 the Fund’s Manager, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Fund’s fixed-income Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Balanced Fund returned 1.06% for Class A shares, 0.91% for Investor Class shares, 0.16% for Class B shares and 0.19% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 1.31%, Class R1 shares returned 1.24%, Class R2 shares returned 0.96% and Class R3 shares returned 0.69%. For the 12 months ended October 31, 2015, Class A, Investor Class, Class I, Class R1, Class R2 and Class R3 shares outperformed—and Class B and Class C shares underperformed—the 0.47% return of the Russell Midcap® Value Index,2 which is the Fund’s primary benchmark. Over the same period, Class I and Class R1 shares outperformed—and all other share classes underperformed—the 1.19% return of the Balanced Composite Index,2 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2015, all share classes underperformed the 1.93% return of the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index,2 which is an additional benchmark of the Fund. For the same period, Class A, Class I, Class R1 and Class R2 shares outperformed—and Investor Class, Class B, Class C and Class R3 shares underperformed—the 0.95% return of the Average Lipper3 Mixed-Asset Target Allocation Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in a mix of stocks and bonds, while the Russell Midcap® Value Index consists entirely of mid-cap value stocks. The Fund continued to maintain a sizable allocation to bonds, which outperformed the Russell Midcap® Value Index during the reporting period. Most share classes of the Fund outperformed the Russell Midcap® Value Index, primarily as a result of the Fund’s sizable allocation to bonds, which helped the Fund’s relative performance during the reporting period.

The prospect of a Federal Reserve rate hike weighed on the performance of high-yielding stocks that are generally regarded as bond proxies. Utilities and real estate investment trusts (REITs), in particular, significantly underperformed the Russell Midcap® Value Index during the reporting period. In the equity portion of the Fund, an underweight exposure to these stocks made a positive contribution to the Fund’s relative performance. In addition, depressed oil prices presented severe headwinds for the energy sector. This detracted from the relative performance of the equity portion of the Fund, as this portion of the Fund had a modestly overweight exposure to the energy sector. The negative impact of sector allocation, however, was largely offset by the positive effect of avoiding upstream energy stocks. These stocks tended to display a higher sensitivity to crude oil prices, and the equity portion of the Fund preferred downstream energy companies that benefit from low input costs. The continued underperformance of resource-oriented stocks that are sensitive to commodity prices during the reporting period also helped the performance of momentum factors in the equity portion of the Fund. Unfortunately, these factors provided limited benefits in a long-only strategy where the only way to benefit was to avoid stocks with poor momentum scores.

The fixed-income portion of the Fund outperformed the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index during the reporting period. This was primarily the result of an overweight position relative to this Index in corporate bonds. Within the corporate sector, our largest allocation was to financial institutions. Within financial institutions, the fixed-income portion of the Fund held an overweight position in banks, and our security selection benefited performance. We also maintained an overweight position in industrials. This added to results through security selection in energy and consumer cyclicals.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

In the equity portion of the Fund, industrials, energy and utilities made the strongest sector contributions to performance relative to the Russell Midcap® Value Index. (Contributions take weightings and total returns into account.) In the industrials and energy sectors, the main performance driver was stock selection, while utilities benefited from an underweight position relative to the Index.

The sectors that detracted the most from the Fund’s relative performance in the equity portion of the Fund were consumer staples, financials and telecommunication services. Unfavorable stock selection was the primary reason for the negative impact in the consumer staples sector. An underweight position relative to the Russell Midcap® Value Index in the financials sector

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

(which outperformed the Index) and an overweight position in the telecommunication services sector (which underperformed the Index) detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

The strongest positive contributors to absolute performance in the equity portion of the Fund were Cigna, Tesoro and Electronic Arts. The equity portion of the Fund held a large position in managed health care company Cigna during the first half of 2015, until the stock was moved out of the Russell Midcap® Value Index into the Russell Top 200 Mega Cap Index as part of Russell’s index reconstitution in June 2015. On July 25, 2015, Anthem announced an agreement to acquire Cigna. The equity portion of the Fund also held a large position in energy refiner Tesoro. With energy demand remaining strong and input costs remaining low, Tesoro saw its shares climb as margins expanded and the company produced record cash flow and profits. Electronic Arts, a large independent publisher and distributor of interactive games, was held at a substantial weight in the equity portion of the Fund. Electronic Arts delivered superior earnings and revenue growth as it continued a shift to digital and to expand its addressable market to the global online user base.

The most substantial detractors from absolute performance in the equity portion of the Fund came from the energy sector, namely energy equipment & services companies Superior Energy Services and Nabors Industries, as well as independent energy exploration and production company Marathon Oil Corp. These upstream energy stocks were held in the equity portion of the Fund primarily for risk control purposes. We strive to maintain a moderate level of exposure to the energy sector so that the Fund is not subject to an outsized risk from a large swing in underlying crude oil prices in either direction.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund steadily increased its position in semiconductor device maker Nvidia throughout the reporting period, moving from an underweight to a substantially overweight position relative to the Russell Midcap® Value Index. Nvidia successfully diversified into gaming, autos and data centers, away from its personal computer graphics legacy. The company’s strong financial results were reflected in improved earnings quality, momentum and sentiment scores, which led us to build our position during the first quarter of 2015. The equity portion of the Fund also started to purchase shares of Owens Corning, a building materials manufacturer, based on attractive valuation. As the price of Owens Corning shares rose, the stock’s return prospect in terms of sentiment and momentum also improved.

The equity portion of the Fund sold shares of Alcoa, an integrated aluminum company, in large quantities starting in October of 2014. Beginning with an overweight position relative to the Russell Midcap® Value Index, we eliminated the position in April 2015. Alcoa grappled with weakness in aluminum prices and excess supply from slowing global demand. Against this backdrop, the return prospect perceived by our model deteriorated in terms of sentiment, momentum and quality, while the stock’s valuation remained mediocre. The equity portion of the Fund also started to trim an overweight position in the world’s largest supplier of hard disk drives, Western Digital, in January 2015. The stock became an underweight position relative to the Russell Midcap® Value Index in February 2015 and remained underweight for the rest of the reporting period. Western Digital shares faced headwinds from a global personal-computer down cycle, which resulted in weak valuation, momentum and sentiment readings in our model.

How did the Fund’s equity sector weightings change during the reporting period?

During the reporting period, the largest sector-weighting increases relative to the Russell Midcap® Value Index in the equity portion of the Fund were in consumer discretionary, financials and materials.

The Fund moved from a neutral position relative to the Russell Midcap® Value Index to an overweight position in the consumer discretionary sector, with the increase resulting from purchases of stocks in media and auto parts & equipment. Purchases among regional banks and insurance companies helped the equity portion of the Fund decrease the degree to which it was underweight in the financials sector relative to the Index.

In the equity portion of the Fund, the energy sector saw the most substantial decrease in relative sector weighting, as the Fund moved from an overweight position relative to the Russell Midcap® Value Index to a neutral position. This shift was primarily caused by sales in the oil & gas exploration & production subindustry. The Fund also sold some telecommunication services stocks to bring its overweight position to a neutral one versus the Index.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2015, the equity portion of the Fund was most substantially overweight relative to the Russell Midcap® Value Index in the consumer staples, information technology and health care sectors. As of the same date, the most substantially underweight positions relative to the Index in the equity portion of the Fund were in the utilities, financials and materials sectors.

10	MainStay Balanced Fund

What was the duration4 strategy of the fixed-income portion of the Fund during the reporting period?

Throughout most of the reporting period, the fixed-income portion of the Fund had a marginally short duration relative to that of the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index. This positioning detracted modestly from the performance of the fixed-income portion of the Fund. As of October 31, 2015, the effective duration of the fixed-income portion of the Fund was 4.07 years, which was slightly longer than the duration of the Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, we maintained an overweight position relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds. Over the reporting period, corporate bonds in general underperformed U.S. Treasury securities with comparable durations. Even so, the fixed-income portion of the Fund outperformed the Index because of favorable security selection. We did reduce the overweight position in corporate bonds early in the summer because we believed that liquidity could become thin, event risk might be elevated and new supply might remain high. We felt that those factors would put upward pressure on corporate bond spreads5 and limit short-term performance, and this played out as expected. At the end of the summer we expected liquidity to return and demand for corporate bonds to rise. As a result, we raised the allocation to corporate bonds in the fixed-income portion of the Fund during September and into October.

Which market segments were the strongest contributors to the relative performance of the fixed-income portion of the Fund, and which market segments were particularly weak?

Our overweight position relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds made the strongest positive contribution to the relative performance of the fixed-income portion of the Fund during the reporting period. Within financials, an overweight position in banks and security selection in the sector benefited the Fund’s relative performance. The fixed-income portion of the Fund also maintained an overweight position in industrials. This allocation also benefited performance because of security selection in energy and consumer cyclicals. The weakest sectors during the reporting period were utilities and sovereigns.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

The largest purchases and sales in the fixed-income portion of the Fund during the reporting period were the previously mentioned adjustments to the corporate bond position. These adjustments had a positive impact on the Fund’s performance.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2015, the fixed-income portion of the Fund maintained an overweight position relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds and an underweight position in U.S. Treasury securities. As of the same date, the fixed-income portion of the Fund also held overweight positions relative to the Index in commercial mortgage-backed securities and asset-backed securities. In corporate bonds, the Fund maintained overweight positions in financial institutions and industrials. Among financial institutions, banks remained the largest overweight position relative to the Index as of October 31, 2015. The fixed-income portion of the Fund held overweight positions of a more modest nature in REITs and insurance companies at the end of the reporting period. In industrials, the fixed-income portion of the Fund held overweight positions in basic materials, communications and energy as of October 31, 2015.

From a commercial mortgage-backed security perspective, the Fund’s positions were generally highly rated, with most securities being rated AAA.6 In terms of asset-backed securities, the Fund owned primarily AAA-rated collateralized loan obligations (“CLOs”). These securities offered attractive yields, were floating-rate securities and were highly rated. As of October 31, 2015, the duration of the fixed-income portion of the Fund was slightly longer than that of the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
6.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2015

	Principal Amount	Value
Long-Term Bonds 33.3%† Asset-Backed Securities 2.2%
Auto Floor Plan 0.2%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.796%, due 8/15/19 (a)(b)	$950,000	$948,629
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A 0.746%, due 6/15/20 (a)	400,000	399,301

		1,347,930

Automobile 0.2%
Chesapeake Funding LLC Series 2013-1A, Class A 0.644%, due 1/7/25 (a)(b)	271,083	270,809
Ford Credit Auto Lease Trust 1.38%, due 12/15/18	300,000	299,362
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, due 9/23/19	300,000	298,688
Nissan Auto Lease Trust Series 2014-B, Class A3 1.12%, due 9/15/17	600,000	599,579
Nissan Auto Receivables Owner Trust Series 2015-C, Class A3 1.37%, due 5/15/20	100,000	99,705

		1,568,143

Credit Cards 0.1%
American Express Issuance Trust II Series 2013-2, Class A 0.626%, due 8/15/19 (a)	275,000	275,032
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.627%, due 9/10/20 (a)	375,000	375,721
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.626%, due 7/15/21 (a)	600,000	599,045

		1,249,798

Other ABS 1.7%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 1.827%, due 7/20/26 (a)(b)	500,000	495,810
Apidos CDO Series 2013-14A, Class A 1.439%, due 4/15/25 (a)(b)	1,250,000	1,223,350
Ares CLO, Ltd. Series 2013-2A, Class A1 1.544%, due 7/28/25 (a)(b)	587,000	581,018

	Principal Amount	Value
Other ABS (continued)
Babson CLO, Ltd. Series 2013-IA, Class A 1.387%, due 4/20/25 (a)(b)	$1,300,000	$1,277,107
Carlyle Global Market Strategies Series 2014-2A, Class A 1.791%, due 5/15/25 (a)(b)	800,000	792,816
Cedar Funding, Ltd. Series 2014-4A, Class A1 1.794%, due 10/23/26 (a)(b)	588,000	581,908
Cent CLO, L.P. Series 2013-18A, Class A 1.414%, due 7/23/25 (a)(b)	1,000,000	980,820
CNH Equipment Trust Series 2014-C, Class A3 1.05%, due 11/15/19	300,000	298,763
Dryden Senior Loan Fund Series 2014-31A, Class A 1.637%, due 4/18/26 (a)(b)	820,000	808,692
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 1.769%, due 7/15/26 (a)(b)	600,000	594,696
Highbridge Loan Management, Ltd Series 6A-2015, Class A 1.754%, due 5/5/27 (a)(b)	600,000	593,819
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.739%, due 1/15/26 (a)(b)	1,100,000	1,087,416
Neuberger Berman CLO, Ltd. Series 2015-19A, Class A1 1.709%, due 7/15/27 (a)(b)	1,000,000	995,150
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.489%, due 1/15/25 (a)(b)	800,000	792,352
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 1.774%, due 11/18/26 (a)(b)	1,150,000	1,139,708
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.583%, due 2/20/25 (a)(b)	780,000	770,336
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.459%, due 4/15/25 (a)(b)	800,000	788,448

		13,802,209

Total Asset-Backed Securities (Cost $18,121,589)		17,968,080

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015, excluding short-term investments. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds 15.5%
Aerospace & Defense 0.0%‡
BAE Systems PLC 3.50%, due 10/11/16 (b)	$350,000	$357,551

Auto Manufacturers 0.9%
Daimler Finance North America LLC
2.375%, due 8/1/18 (b)	1,000,000	1,004,191
3.875%, due 9/15/21 (b)	500,000	512,832
♦Ford Motor Credit Co. LLC
2.551%, due 10/5/18	925,000	927,052
3.157%, due 8/4/20	1,925,000	1,945,661
3.219%, due 1/9/22	1,825,000	1,816,026
General Motors Financial Co., Inc.
3.10%, due 1/15/19	350,000	351,160
3.20%, due 7/13/20	1,000,000	992,082

		7,549,004

Banks 4.5%
Australia & New Zealand Banking Group, Ltd. 4.50%, due 3/19/24 (b)	650,000	653,518
Bank of America Corp. 2.625%, due 10/19/20	1,500,000	1,494,141
Bank of America N.A. 1.75%, due 6/5/18	800,000	799,064
Bank of New York Mellon Corp. (The) 2.60%, due 8/17/20	1,150,000	1,168,246
BB&T Corp.
0.989%, due 2/1/19 (a)	1,150,000	1,145,612
1.45%, due 1/12/18	300,000	299,265
Citigroup, Inc.
2.65%, due 10/26/20	1,750,000	1,746,608
5.375%, due 8/9/20	700,000	787,164
6.00%, due 8/15/17	400,000	430,348
Commonwealth Bank of Australia 2.40%, due 11/2/20	875,000	871,692
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.375%, due 8/4/25	1,150,000	1,173,297
Discover Bank 3.10%, due 6/4/20	1,210,000	1,224,141
♦Goldman Sachs Group, Inc. (The)
2.75%, due 9/15/20	1,750,000	1,757,609
4.25%, due 10/21/25	1,400,000	1,399,454
5.375%, due 3/15/20	450,000	502,624
6.00%, due 6/15/20	175,000	200,471
HBOS PLC 6.75%, due 5/21/18 (b)	2,250,000	2,479,471
HSBC Bank USA N.A. 6.00%, due 8/9/17	950,000	1,018,372
Huntington National Bank (The) 2.875%, due 8/20/20	750,000	752,143

	Principal Amount	Value
Banks (continued)
Intesa Sanpaolo S.p.A. 2.375%, due 1/13/17	$975,000	$980,036
♦JPMorgan Chase & Co. 3.875%, due 9/10/24	4,050,000	4,045,687
Korea Development Bank (The)
1.50%, due 1/22/18	200,000	198,659
3.875%, due 5/4/17	400,000	412,914
♦Morgan Stanley
2.80%, due 6/16/20	400,000	403,360
4.00%, due 7/23/25	125,000	128,544
4.35%, due 9/8/26	575,000	583,303
5.00%, due 11/24/25	875,000	936,263
5.50%, due 1/26/20	1,130,000	1,259,937
5.625%, due 9/23/19	600,000	668,513
Santander UK Group Holdings PLC 2.875%, due 10/16/20	1,175,000	1,174,377
Santander UK PLC 5.00%, due 11/7/23 (b)	1,905,000	1,986,763
Sumitomo Mitsui Trust Bank, Ltd. 1.114%, due 9/16/16 (a)(b)	475,000	476,267
UBS A.G. 1.80%, due 3/26/18	1,125,000	1,126,674
UBS Group Funding Jersey, Ltd.
2.95%, due 9/24/20 (b)	675,000	675,343
4.125%, due 9/24/25 (b)	1,600,000	1,607,066
Wells Fargo & Co. 4.10%, due 6/3/26	550,000	560,491

		37,127,437

Beverages 0.0%‡
Diageo Capital PLC 5.75%, due 10/23/17	200,000	216,676

Biotechnology 0.3%
Celgene Corp. 2.875%, due 8/15/20	1,025,000	1,031,503
Gilead Sciences, Inc. 2.55%, due 9/1/20	1,375,000	1,388,082

		2,419,585

Building Materials 0.2%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	1,600,000	1,605,990

Chemicals 0.5%
Airgas, Inc. 2.375%, due 2/15/20	750,000	739,676
Albemarle Corp. 3.00%, due 12/1/19	875,000	873,723
LYB International Finance B.V. 4.00%, due 7/15/23	975,000	989,081

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
NewMarket Corp. 4.10%, due 12/15/22	$1,065,000	$1,084,482
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	500,000	500,000

		4,186,962

Computers 0.1%
Hewlett-Packard Enterprise Co. 3.60%, due 10/15/20 (b)	725,000	730,182

Diversified Financial Services 0.3%
American Express Credit Corp. 1.55%, due 9/22/17	500,000	500,838
GE Capital International Funding Co. 2.342%, due 11/15/20 (b)	1,632,000	1,636,684
General Electric Capital Corp.
2.20%, due 1/9/20	230,000	232,276
4.375%, due 9/16/20	151,000	165,682
6.00%, due 8/7/19	215,000	246,559

		2,782,039

Electric 1.1%
Arizona Public Service Co. 2.20%, due 1/15/20	650,000	646,822
Commonwealth Edison Co. 1.95%, due 9/1/16	350,000	352,574
Electricite de France S.A.
2.15%, due 1/22/19 (b)	700,000	700,636
2.35%, due 10/13/20 (b)	1,500,000	1,483,227
ENGIE 1.625%, due 10/10/17 (b)	450,000	449,866
Entergy Corp. 4.00%, due 7/15/22	1,025,000	1,053,418
Exelon Corp. 2.85%, due 6/15/20	825,000	825,657
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	1,850,000	1,891,494
Great Plains Energy, Inc. 4.85%, due 6/1/21	210,000	228,340
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,161,110
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	325,000	314,229

		9,107,373

Electronics 0.1%
Amphenol Corp. 3.125%, due 9/15/21	400,000	399,721

	Principal Amount	Value
Finance—Credit Card 0.4%
American Express Credit Corp. 0.89%, due 3/18/19 (a)	$725,000	$717,494
Capital One Bank USA N.A. 2.15%, due 11/21/18	1,540,000	1,537,157
Discover Financial Services
3.85%, due 11/21/22	525,000	520,736
5.20%, due 4/27/22	75,000	80,310

		2,855,697

Food 0.1%
Ingredion, Inc.
1.80%, due 9/25/17	250,000	249,488
4.625%, due 11/1/20	650,000	689,875

		939,363

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	200,000	201,935

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	175,000	180,017

Health Care—Products 0.7%
Becton Dickinson & Co. 2.675%, due 12/15/19	1,725,000	1,744,586
3.734%, due 12/15/24	675,000	690,630
Danaher Corp. 2.40%, due 9/15/20	575,000	581,005
Medtronic, Inc. 3.15%, due 3/15/22	2,750,000	2,812,912

		5,829,133

Health Care—Services 0.1%
UnitedHealth Group, Inc. 2.70%, due 7/15/20	775,000	791,478

Home Furnishing 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	525,000	524,696

Insurance 1.0%
ACE INA Holdings, Inc. 3.35%, due 5/3/26	850,000	852,876
Assurant, Inc. 2.50%, due 3/15/18	850,000	857,635
Metropolitan Life Global Funding I 2.30%, due 4/10/19 (b)	2,000,000	2,022,004
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	1,450,000	1,611,806

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Pricoa Global Funding I 2.20%, due 5/16/19 (b)	$500,000	$501,090
Principal Financial Group, Inc. 8.875%, due 5/15/19	450,000	545,909
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	325,000	326,081
Voya Financial, Inc. 2.90%, due 2/15/18	1,100,000	1,122,619

		7,840,020

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	341,406
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	550,000	518,307

		859,713

Media 0.6%
CCO Safari II LLC
3.579%, due 7/23/20 (b)	1,400,000	1,405,250
4.908%, due 7/23/25 (b)	2,250,000	2,287,087
NBC Universal Media LLC 4.375%, due 4/1/21	1,000,000	1,099,928

		4,792,265

Mining 0.3%
Barrick Gold Corp. 4.10%, due 5/1/23	990,000	919,558
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	825,000	811,665
Teck Resources, Ltd. 4.75%, due 1/15/22	400,000	260,500
Yamana Gold, Inc. 4.95%, due 7/15/24	625,000	573,445

		2,565,168

Oil & Gas 0.9%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	800,000	829,430
BP Capital Markets PLC
1.846%, due 5/5/17	225,000	227,186
3.062%, due 3/17/22	1,000,000	1,004,636
Continental Resources, Inc. 3.80%, due 6/1/24	975,000	816,024
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	1,050,000	1,065,482
Nabors Industries, Inc. 5.00%, due 9/15/20	1,210,000	1,158,396
Petroleos Mexicanos
3.125%, due 1/23/19	300,000	297,372
3.50%, due 1/30/23	300,000	278,550
Shell International Finance B.V. 3.25%, due 5/11/25	1,500,000	1,497,771

	Principal Amount	Value
Oil & Gas (continued)
Statoil ASA 3.125%, due 8/17/17	$125,000	$129,371
Total Capital International S.A. 1.55%, due 6/28/17	200,000	201,596

		7,505,814

Pharmaceuticals 1.0%
AbbVie, Inc. 2.50%, due 5/14/20	1,700,000	1,680,889
Actavis Funding SCS
2.45%, due 6/15/19	750,000	745,977
3.00%, due 3/12/20	850,000	852,879
3.80%, due 3/15/25	1,625,000	1,610,274
Bayer U.S. Finance LLC
2.375%, due 10/8/19 (b)	1,300,000	1,312,874
3.00%, due 10/8/21 (b)	1,275,000	1,296,901
Perrigo Finance PLC 3.50%, due 12/15/21	1,100,000	1,076,288

		8,576,082

Pipelines 0.7%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	950,000	952,747
Kinder Morgan, Inc. 3.05%, due 12/1/19	1,850,000	1,793,285
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	975,000	897,581
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	800,000	948,170
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	425,000	428,659
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	525,000	484,430

		5,504,872

Real Estate Investment Trusts 0.6%
American Campus Communities Operating Partnership, L.P. 3.35%, due 10/1/20	675,000	680,418
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,525,000	1,603,220
DDR Corp. 4.75%, due 4/15/18	800,000	843,746
Hospitality Properties Trust 6.30%, due 6/15/16	600,000	603,274
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	325,000	362,601
Liberty Property, L.P. 4.40%, due 2/15/24	275,000	280,817
Simon Property Group, L.P. 3.50%, due 9/1/25	275,000	275,911

		4,649,987

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail 0.1%
Home Depot, Inc. (The) 4.40%, due 4/1/21	$500,000	$555,152

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	500,000	540,047

Sovereign 0.0%‡
Export-Import Bank of Korea 1.75%, due 2/27/18	200,000	199,266

Telecommunications 0.6%
Orange S.A. 2.75%, due 2/6/19	475,000	486,572
Telefonica Emisiones SAU 3.192%, due 4/27/18	1,000,000	1,025,649
Verizon Communications, Inc.
2.00%, due 11/1/16	300,000	302,822
3.00%, due 11/1/21	1,350,000	1,360,170
3.45%, due 3/15/21	345,000	355,772
5.15%, due 9/15/23	1,000,000	1,114,606
Vodafone Group PLC 1.25%, due 9/26/17	350,000	347,737

		4,993,328

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	300,000	302,575

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	436,302

Total Corporate Bonds (Cost $125,910,512)		127,125,430

Foreign Government Bonds 0.1%
Sovereign 0.1%
Poland Government International Bond 5.00%, due 3/23/22	150,000	168,953
Russian Federation 3.50%, due 1/16/19 (b)	600,000	605,250
Turkey Government International Bond 6.75%, due 4/3/18	275,000	299,062

Total Foreign Government Bonds (Cost $1,040,005)		1,073,265

	Principal Amount	Value
Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.346%, due 8/15/26 (a)(b)	$289,375	$288,778
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	300,000	316,911
COMM Mortgage Trust
Series 2013-THL, Class A2 1.244%, due 6/8/30 (a)(b)	800,000	798,497
Series 2013-LC13, Class A2 3.009%, due 8/10/46	600,000	619,170
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	400,000	415,550
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	600,000	619,735
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	450,281	454,465
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	379,697	383,736
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	600,000	615,372
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	515,650
Series 2013-C12, Class A4 4.259%, due 10/15/46	600,000	653,509
Morgan Stanley Capital I Trust Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	577,888	595,776
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	95,209	97,504

Total Mortgage-Backed Securities (Cost $6,501,562)		6,374,653

U.S. Government & Federal Agencies 14.7%
♦Federal Home Loan Mortgage Corporation 0.6%
1.00%, due 3/8/17	1,200,000	1,206,506
1.00%, due 9/27/17	225,000	225,807
1.00%, due 9/29/17	750,000	752,444
1.125%, due 5/25/18	600,000	600,270

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (continued)
1.20%, due 6/12/18	$650,000	$649,087
1.25%, due 10/2/19	775,000	769,348
1.45%, due 9/10/18	500,000	500,538

		4,704,000

♦Federal National Mortgage Association 0.9%
0.875%, due 2/8/18	1,150,000	1,149,813
0.875%, due 5/21/18	450,000	448,695
1.00%, due 12/28/17	300,000	300,111
1.00%, due 2/15/18	650,000	650,155
1.125%, due 12/14/18	2,000,000	1,997,920
1.50%, due 11/30/20	1,025,000	1,016,166
1.75%, due 6/20/19	350,000	355,346
1.75%, due 9/12/19	650,000	658,693
2.625%, due 9/6/24	1,100,000	1,125,621

		7,702,520

♦United States Treasury Notes 13.2%
0.625%, due 12/15/16	600,000	600,851
0.625%, due 12/31/16	6,800,000	6,809,738
0.625%, due 2/15/17	1,625,000	1,626,672
0.625%, due 9/30/17	16,400,000	16,364,117
0.875%, due 1/15/18	15,275,000	15,282,561
0.875%, due 10/15/18	22,595,000	22,489,527
1.00%, due 2/15/18	750,000	752,109
1.00%, due 9/15/18	10,350,000	10,341,648
1.375%, due 10/31/20	9,700,000	9,628,957
1.625%, due 11/15/22	5,600	5,499
1.75%, due 2/28/22	950,000	945,671
1.875%, due 10/31/22	6,200,000	6,193,217
1.875%, due 11/30/21	2,910,000	2,925,612
2.00%, due 10/31/21	2,650,000	2,685,264
2.00%, due 8/15/25	4,270,000	4,213,205
2.125%, due 12/31/21	150,000	152,867
2.75%, due 12/31/17	7,500,000	7,810,642

		108,828,157

Total U.S. Government & Federal Agencies (Cost $121,228,296)		121,234,677

Total Long-Term Bonds (Cost $272,801,964)		273,776,105

	Shares
Common Stocks 59.4%
Advertising 0.0%‡
Clear Channel Outdoor Holdings, Inc. Class A (c)	5,302	39,659

	Shares	Value
Aerospace & Defense 1.0%
General Dynamics Corp.	8,449	$1,255,352
Lockheed Martin Corp.	4,451	978,463
Northrop Grumman Corp.	5,889	1,105,660
Orbital ATK, Inc.	11,326	969,732
Raytheon Co.	9,424	1,106,378
Spirit AeroSystems Holdings, Inc. Class A (c)	36,676	1,934,292
United Technologies Corp.	11,302	1,112,230

		8,462,107

Agriculture 0.8%
Altria Group, Inc.	18,194	1,100,191
Archer-Daniels-Midland Co.	27,834	1,270,901
Bunge, Ltd.	41,300	3,013,248
Philip Morris International, Inc.	12,541	1,108,624

		6,492,964

Airlines 0.3%
JetBlue Airways Corp. (c)	93,339	2,318,541

Auto Manufacturers 0.3%
Ford Motor Co.	86,034	1,274,163
General Motors Co.	36,468	1,273,098

		2,547,261

Auto Parts & Equipment 0.8%
Goodyear Tire & Rubber Co. (The)	88,913	2,919,903
Johnson Controls, Inc.	21,885	988,764
Lear Corp.	18,080	2,261,085

		6,169,752

Banks 4.2%
Bank of America Corp.	74,154	1,244,304
Bank of New York Mellon Corp. (The)	29,853	1,243,377
BB&T Corp.	29,648	1,101,423
Capital One Financial Corp.	13,958	1,101,286
CIT Group, Inc.	62,015	2,666,645
Citigroup, Inc.	23,617	1,255,716
Citizens Financial Group, Inc.	90,625	2,202,188
Comerica, Inc.	19,642	852,463
Commerce Bancshares, Inc.	27,611	1,257,681
Fifth Third Bancorp	133,657	2,546,166
First Republic Bank	43,210	2,822,045
♦Goldman Sachs Group, Inc. (The)	5,117	959,438
Huntington Bancshares, Inc.	11,521	126,385
♦JPMorgan Chase & Co.	19,434	1,248,635
KeyCorp	136,695	1,697,752
♦Morgan Stanley	28,971	955,174
PNC Financial Services Group, Inc.	12,148	1,096,479
Regions Financial Corp.	108,011	1,009,903
State Street Corp.	16,043	1,106,967
SunTrust Banks, Inc.	92,756	3,851,229
U.S. Bancorp	26,034	1,098,114

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Banks (continued)
Wells Fargo & Co.	17,638	$954,921
Zions Bancorp.	68,090	1,958,949

		34,357,240

Beverages 0.2%
Molson Coors Brewing Co. Class B	18,984	1,672,490

Biotechnology 0.1%
Bio-Rad Laboratories, Inc. Class A (c)	7,332	1,022,667

Building Materials 0.5%
Armstrong World Industries, Inc. (c)	33,836	1,678,942
Owens Corning, Inc	53,541	2,437,722

		4,116,664

Chemicals 1.5%
Air Products & Chemicals, Inc.	7,074	983,144
Cabot Corp.	56,940	2,046,424
Celanese Corp. Series A	18,757	1,332,685
Chemours Co. (The)	162,015	1,122,764
Dow Chemical Co. (The)	24,897	1,286,428
E.I. du Pont de Nemours & Co.	15,341	972,619
Eastman Chemical Co.	18,453	1,331,753
Mosaic Co. (The)	28,781	972,510
Praxair, Inc.	8,617	957,263
Westlake Chemical Corp.	26,057	1,570,455

		12,576,045

Commercial Services 0.9%
Aaron’s, Inc.	32,351	798,099
ADT Corp. (The)	9,214	304,431
Automatic Data Processing, Inc.	12,669	1,102,076
H&R Block, Inc.	34,481	1,284,762
ManpowerGroup, Inc.	25,563	2,346,172
R.R. Donnelley & Sons Co.	115,669	1,951,336

		7,786,876

Computers 2.1%
Amdocs, Ltd.	22,024	1,311,970
Brocade Communications Systems, Inc.	224,752	2,341,916
Computer Sciences Corp.	44,276	2,948,339
EMC Corp.	48,444	1,270,202
HP, Inc.	35,503	957,161
International Business Machines Corp.	9,016	1,262,961
Leidos Holdings, Inc.	45,350	2,384,049
Lexmark International, Inc. Class A	36,696	1,192,253
NCR Corp. (c)	50,225	1,335,985
Teradata Corp. (c)	36,521	1,026,605
Western Digital Corp.	12,507	835,718

		16,867,159

	Shares	Value
Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co.	16,170	$1,072,879
Procter & Gamble Co. (The)	14,534	1,110,107

		2,182,986

Distribution & Wholesale 0.3%
Ingram Micro, Inc. Class A	82,199	2,447,886

Diversified Financial Services 0.0%‡
Waddell & Reed Financial, Inc. Class A	291	10,750

Electric 3.7%
Alliant Energy Corp.	6,646	392,247
Ameren Corp.	31,323	1,368,189
American Electric Power Co., Inc.	19,916	1,128,241
CMS Energy Corp.	83,606	3,015,668
Consolidated Edison, Inc.	57,597	3,787,003
Dominion Resources, Inc.	13,709	979,234
DTE Energy Co.	31,198	2,545,445
Duke Energy Corp.	15,641	1,117,862
Edison International	33,556	2,030,809
Entergy Corp.	27,376	1,865,948
Exelon Corp.	44,326	1,237,582
NextEra Energy, Inc.	10,999	1,129,157
PG&E Corp.	21,385	1,141,959
Pinnacle West Capital Corp.	4,906	311,580
PPL Corp.	17,041	586,210
Public Service Enterprise Group, Inc.	100,851	4,164,138
SCANA Corp.	689	40,803
Southern Co. (The)	21,618	974,972
WEC Energy Group, Inc.	8,987	463,370
Xcel Energy, Inc.	54,264	1,933,426

		30,213,843

Electrical Components & Equipment 0.3%
Emerson Electric Co.	23,728	1,120,674
Energizer Holdings, Inc.	23,674	1,013,957

		2,134,631

Electronics 1.0%
Agilent Technologies, Inc.	36,751	1,387,718
Arrow Electronics, Inc. (c)	20,582	1,131,804
Avnet, Inc.	46,009	2,090,189
Corning, Inc.	59,390	1,104,654
Jabil Circuit, Inc.	51,592	1,185,584
Thermo Fisher Scientific, Inc.	7,395	967,118

		7,867,067

Energy—Alternate Sources 0.2%
First Solar, Inc. (c)	23,461	1,338,919

Engineering & Construction 0.0%‡
Jacobs Engineering Group, Inc. (c)	3,324	133,425

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Entertainment 0.1%
Gaming and Leisure Properties, Inc.	30,922	$901,995

Environmental Controls 0.4%
Clean Harbors, Inc. (c)	41,341	1,921,943
Waste Management, Inc.	20,556	1,105,091

		3,027,034

Finance—Consumer Loans 0.3%
SLM Corp. (c)	228,761	1,615,053
Springleaf Holdings, Inc. (c)	18,504	868,022

		2,483,075

Finance—Credit Card 0.3%
American Express Co.	17,074	1,250,841
Discover Financial Services	19,660	1,105,285

		2,356,126

Finance—Investment Banker/Broker 0.3%
Charles Schwab Corp. (The)	31,346	956,680
E*TRADE Financial Corp. (c)	24,723	704,853
Raymond James Financial, Inc.	7,357	405,444

		2,066,977

Finance—Mortgage Loan/Banker 0.6%
CoreLogic, Inc. (c)	53,486	2,084,885
FNF Group	82,608	2,914,410

		4,999,295

Finance—Other Services 0.3%
CME Group, Inc.	9,974	942,244
Intercontinental Exchange, Inc.	2,069	522,216
Nasdaq, Inc.	22,124	1,280,758

		2,745,218

Food 1.6%
ConAgra Foods, Inc.	39,670	1,608,619
Flowers Foods, Inc.	62,674	1,692,198
Ingredion, Inc.	27,239	2,589,339
Mondelez International, Inc. Class A	20,996	969,175
Pilgrim’s Pride Corp.	53,157	1,009,451
Pinnacle Foods, Inc.	54,043	2,382,215
Sysco Corp.	126	5,198
Tyson Foods, Inc. Class A	73,602	3,264,985

		13,521,180

Forest Products & Paper 0.2%
Domtar Corp.	38,146	1,573,141

Gas 0.9%
Atmos Energy Corp.	129	8,127
CenterPoint Energy, Inc.	72,440	1,343,762
National Fuel Gas Co.	10,648	559,340
NiSource, Inc.	34,996	670,523

	Shares	Value
Gas (continued)
Sempra Energy	8,318	$851,847
UGI Corp.	71,366	2,616,991
Vectren Corp.	32,345	1,470,727

		7,521,317

Hand & Machine Tools 0.1%
Kennametal, Inc.	39,543	1,111,949

Health Care—Products 1.2%
Baxter International, Inc.	25,850	966,531
Boston Scientific Corp. (c)	30,540	558,271
Danaher Corp.	12,032	1,122,706
DENTSPLY International, Inc.	22,215	1,351,783
Hill-Rom Holdings, Inc.	34,127	1,798,152
Medtronic PLC	13,174	973,822
St. Jude Medical, Inc.	19,278	1,230,129
Stryker Corp.	10,138	969,396
VWR Corp. (c)	25,152	691,931

		9,662,721

Health Care—Services 1.7%
Aetna, Inc.	11,033	1,266,368
Anthem, Inc.	8,966	1,247,619
Community Health Systems, Inc. (c)	24,498	686,924
HCA Holdings, Inc. (c)	18,718	1,287,611
Humana, Inc.	5,380	961,029
LifePoint Health, Inc. (c)	29,923	2,061,096
MEDNAX, Inc. (c)	6,265	441,495
Quest Diagnostics, Inc.	32,351	2,198,250
UnitedHealth Group, Inc.	10,585	1,246,701
Universal Health Services, Inc. Class B	20,362	2,485,997

		13,883,090

Home Furnishing 0.2%
Whirlpool Corp.	11,772	1,885,168

Household Products & Wares 0.3%
Avery Dennison Corp.	15,261	991,507
Clorox Co. (The)	4,073	496,662
Kimberly-Clark Corp.	9,193	1,100,494

		2,588,663

Insurance 6.0%
ACE, Ltd.	9,710	1,102,473
Aflac, Inc.	19,671	1,254,026
Alleghany Corp. (c)	2,208	1,095,764
Allied World Assurance Co. Holdings, A.G.	16,156	587,432
Allstate Corp. (The)	20,182	1,248,862
American Financial Group, Inc.	17,198	1,241,524
American International Group, Inc.	19,960	1,258,678
American National Insurance Co.	12,143	1,254,129
AmTrust Financial Services, Inc.	32,331	2,205,621

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Arch Capital Group, Ltd. (c)	9,178	$687,340
Aspen Insurance Holdings, Ltd.	45,309	2,202,470
Assured Guaranty, Ltd.	69,859	1,916,931
Axis Capital Holdings, Ltd.	45,196	2,440,584
Berkshire Hathaway, Inc. Class B (c)	8,116	1,103,938
Chubb Corp. (The)	9,697	1,254,307
Endurance Specialty Holdings, Ltd.	8,033	507,123
Everest Re Group, Ltd.	67	11,924
Hanover Insurance Group, Inc. (The)	19,462	1,639,674
Hartford Financial Services Group, Inc. (The)	86,566	4,004,543
Lincoln National Corp.	64,129	3,431,543
Marsh & McLennan Cos., Inc.	17,262	962,184
MetLife, Inc.	24,853	1,252,094
Old Republic International Corp.	84,188	1,518,752
Principal Financial Group, Inc.	35,946	1,803,051
Progressive Corp. (The)	30,106	997,412
Prudential Financial, Inc.	15,193	1,253,423
Reinsurance Group of America, Inc.	949	85,638
Travelers Cos., Inc. (The)	11,088	1,251,724
Validus Holdings, Ltd.	50,782	2,249,643
Voya Financial, Inc.	68,898	2,795,192
W.R. Berkley Corp.	22,129	1,235,462
XL Group PLC	80,624	3,070,162

		48,923,623

Internet 0.3%
HomeAway, Inc. (c)	38,305	1,208,906
Yahoo!, Inc. (c)	27,724	987,529

		2,196,435

Investment Management/Advisory Services 0.3%
BlackRock, Inc.	3,199	1,125,952
Franklin Resources, Inc.	27,910	1,137,612

		2,263,564

Iron & Steel 0.5%
Nucor Corp.	34,133	1,443,826
Reliance Steel & Aluminum Co.	30,627	1,836,395
Steel Dynamics, Inc.	23,669	437,166

		3,717,387

Leisure Time 0.9%
Brunswick Corp.	19,480	1,048,219
Carnival Corp.	23,433	1,267,257
Norwegian Cruise Line Holdings, Ltd. (c)	20,801	1,323,359
Royal Caribbean Cruises, Ltd.	37,912	3,728,645

		7,367,480

Machinery—Construction & Mining 0.1%
Caterpillar, Inc.	13,501	985,438
Terex Corp.	1,761	35,326

		1,020,764

	Shares	Value
Machinery—Diversified 0.6%
AGCO Corp.	47,505	$2,298,767
BWX Technologies, Inc.	29,945	847,444
Cummins, Inc.	10,826	1,120,599
Deere & Co.	12,419	968,682

		5,235,492

Media 2.0%
Comcast Corp. Class A (Media)	37,809	2,369,194
DISH Network Corp. Class A (c)	17,646	1,111,169
John Wiley & Sons, Inc. Class A	38,406	2,009,786
Liberty Broadband Corp. Class C (c)	7,324	393,811
Liberty Media Corp. Class A (c)	11,515	469,351
Liberty Media Corp. Class C (c)	22,161	867,603
News Corp. Class A	174,348	2,684,959
News Corp. Class B	145,287	2,249,043
Thomson Reuters Corp.	27,034	1,108,935
Time Warner, Inc.	12,875	970,002
Twenty-First Century Fox, Inc. Class A	36,820	1,130,006
Twenty-First Century Fox, Inc. Class B	36,525	1,127,892

		16,491,751

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp.	4,205	970,556
Valmont Industries, Inc.	10,339	1,121,161

		2,091,717

Mining 0.4%
Newmont Mining Corp.	109,139	2,123,845
Southern Copper Corp.	40,517	1,124,752

		3,248,597

Miscellaneous—Manufacturing 0.8%
Carlisle Companies, Inc.	7,924	689,388
Dover Corp.	18,702	1,204,970
Eaton Corp. PLC	17,891	1,000,286
General Electric Co.	38,156	1,103,472
Trinity Industries, Inc.	89,220	2,415,185

		6,413,301

Office Equipment/Supplies 0.2%
Xerox Corp.	183,835	1,726,211

Oil & Gas 4.1%
Anadarko Petroleum Corp.	14,379	961,667
Apache Corp.	20,861	983,179
Cheniere Energy, Inc. (c)	26,114	1,293,165
Chevron Corp.	12,453	1,131,729
Cimarex Energy Co.	11,867	1,401,018
Concho Resources, Inc. (c)	7,146	828,293
ConocoPhillips	18,122	966,809
Continental Resources, Inc. (c)	11,469	388,914
CVR Energy, Inc.	1,120	49,795
Devon Energy Corp.	23,678	992,818

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil & Gas (continued)
Diamondback Energy, Inc. (c)	296	$21,857
EOG Resources, Inc.	11,362	975,428
EP Energy Corp. Class A (c)	95,973	528,811
EQT Corp.	8,148	538,338
Exxon Mobil Corp.	13,613	1,126,340
Helmerich & Payne, Inc.	3,876	218,102
Hess Corp.	37,772	2,123,164
HollyFrontier Corp.	11,782	576,965
Marathon Oil Corp.	34,677	637,363
Marathon Petroleum Corp.	24,732	1,281,118
Murphy Oil Corp.	43,483	1,236,222
Nabors Industries, Ltd.	79,077	793,933
Newfield Exploration Co. (c)	18,894	759,350
Noble Energy, Inc.	36,881	1,321,815
Occidental Petroleum Corp.	13,108	977,070
Patterson-UTI Energy, Inc.	34,203	509,283
PBF Energy, Inc. Class A	49,747	1,691,398
Phillips 66	12,952	1,153,376
Pioneer Natural Resources Co.	11,343	1,555,579
QEP Resources, Inc.	6,886	106,458
Range Resources Corp.	103	3,135
SM Energy Co.	24,408	814,007
Southwestern Energy Co. (c)	48,155	531,631
Tesoro Corp.	31,306	3,347,551
Valero Energy Corp.	19,256	1,269,355
WPX Energy, Inc. (c)	40,870	280,368

		33,375,404

Oil & Gas Services 1.0%
Baker Hughes, Inc.	21,287	1,121,399
FMC Technologies, Inc. (c)	9,039	305,789
Frank’s International N.V.	53,766	922,624
Halliburton Co.	25,444	976,541
RPC, Inc.	153,295	1,690,844
Schlumberger, Ltd.	12,349	965,198
Superior Energy Services, Inc.	148,210	2,098,654

		8,081,049

Packaging & Containers 0.2%
Crown Holdings, Inc. (c)	31,304	1,660,364
Graphic Packaging Holding Co.	14,454	204,669

		1,865,033

Pharmaceuticals 1.8%
Abbott Laboratories	24,746	1,108,621
Allergan PLC (c)	3,144	969,830
Baxalta, Inc.	36,786	1,267,646
Cardinal Health, Inc.	15,266	1,254,865
Express Scripts Holding Co. (c)	14,540	1,255,965
Herbalife, Ltd. (c)	34,661	1,942,402
Johnson & Johnson	11,043	1,115,674

	Shares	Value
Pharmaceuticals (continued)
Mallinckrodt PLC (c)	9,715	$637,984
Merck & Co., Inc.	20,403	1,115,228
Mylan N.V. (c)	21,226	935,854
Perrigo Co. PLC	13,162	2,076,174
Pfizer, Inc.	36,447	1,232,638
Quintiles Transnational Holdings, Inc. (c)	155	9,866

		14,922,747

Pipelines 0.3%
Columbia Pipeline Group, Inc.	35,073	728,466
Kinder Morgan, Inc.	35,725	977,079
Spectra Energy Corp.	34,107	974,437

		2,679,982

Real Estate 0.2%
Realogy Holdings Corp. (c)	37,213	1,455,028

Real Estate Investment Trusts 5.2%
Alexandria Real Estate Equities, Inc.	940	84,356
American Capital Agency Corp.	411	7,328
Annaly Capital Management, Inc.	23,828	237,089
Apartment Investment & Management Co. Class A	39,169	1,535,033
Apple Hospitality REIT, Inc.	56,588	1,115,915
AvalonBay Communities, Inc.	17,712	3,096,589
Brandywine Realty Trust	57,962	782,487
Camden Property Trust	20,744	1,530,700
CBL & Associates Properties, Inc.	74,545	1,086,866
Columbia Property Trust, Inc.	32,573	809,113
Corporate Office Properties Trust	668	15,364
DDR Corp.	3,907	65,638
Digital Realty Trust, Inc.	7,203	532,734
Duke Realty Corp.	2,887	59,761
Empire State Realty Trust, Inc. Class A	39,576	705,244
Equity Commonwealth (c)	44,200	1,268,982
Equity Residential	14,327	1,107,764
Essex Property Trust, Inc.	4,621	1,018,653
General Growth Properties, Inc.	33,157	959,895
HCP, Inc.	29,356	1,092,043
Hospitality Properties Trust	47,671	1,279,490
Host Hotels & Resorts, Inc.	132,865	2,302,550
Kimco Realty Corp.	20,430	546,911
Liberty Property Trust	17,144	583,239
Macerich Co. (The)	7,270	616,060
Mid-America Apartment Communities, Inc.	14,395	1,226,310
National Retail Properties, Inc.	19,797	752,286
Plum Creek Timber Co., Inc.	31,866	1,298,221
Post Properties, Inc.	7,861	469,616
ProLogis, Inc.	37,298	1,593,743
Public Storage	4,890	1,122,059
Realty Income Corp.	17,791	879,943
Regency Centers Corp.	6,020	409,119

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
Retail Properties of America, Inc. Class A	40,606	$607,872
Senior Housing Properties Trust	32,399	492,141
SL Green Realty Corp.	3,724	441,741
Spirit Realty Capital, Inc.	59,056	601,190
Taubman Centers, Inc.	15,569	1,198,502
UDR, Inc.	38,198	1,316,303
Ventas, Inc.	36,529	1,962,338
VEREIT, Inc.	199,703	1,649,547
Vornado Realty Trust	12,096	1,216,253
Welltower, Inc.	8,913	578,186
Weyerhaeuser Co.	65,166	1,911,319
WP Carey, Inc.	1,737	110,074
WP GLIMCHER, Inc.	70,130	814,910

		43,091,477

Retail 2.0%
Best Buy Co., Inc.	85,026	2,978,461
CVS Health Corp.	10,784	1,065,243
Darden Restaurants, Inc.	36,165	2,238,252
Foot Locker, Inc.	3,505	237,464
GameStop Corp. Class A	54,091	2,491,972
Kohl’s Corp.	9,531	439,570
Liberty Interactive Corp. QVC Group Class A (c)	29,897	818,281
Nu Skin Enterprises, Inc. Class A	20,679	790,144
Staples, Inc.	81,840	1,063,102
Target Corp.	16,612	1,282,114
Wal-Mart Stores, Inc.	21,864	1,251,495
Walgreens Boots Alliance, Inc.	11,584	980,933
World Fuel Services Corp.	22,632	1,006,219

		16,643,250

Savings & Loans 0.4%
First Niagara Financial Group, Inc.	91,666	948,743
New York Community Bancorp, Inc.	156,030	2,577,616

		3,526,359

Semiconductors 1.5%
Broadcom Corp. Class A	19,053	979,324
Cree, Inc. (c)	44,567	1,122,643
Intel Corp.	37,239	1,260,912
Marvell Technology Group, Ltd.	50,151	411,739
Maxim Integrated Products, Inc.	4,449	182,320
Micron Technology, Inc. (c)	78,180	1,294,661
NVIDIA Corp.	131,756	3,737,918
ON Semiconductor Corp. (c)	110,456	1,215,016
QUALCOMM, Inc.	16,195	962,307
Teradyne, Inc.	78,736	1,536,927

		12,703,767

	Shares	Value
Software 1.0%
Activision Blizzard, Inc.	71,402	$2,481,934
Allscripts Healthcare Solutions, Inc. (c)	66,893	940,516
Microsoft Corp.	23,750	1,250,200
Nuance Communications, Inc. (c)	135,686	2,302,591
Oracle Corp.	32,611	1,266,611

		8,241,852

Telecommunications 1.7%
AT&T, Inc.	37,773	1,265,773
CenturyLink, Inc.	66,820	1,884,992
Cisco Systems, Inc.	43,489	1,254,658
EchoStar Corp. Class A (c)	32,144	1,441,016
Juniper Networks, Inc.	101,070	3,172,587
T-Mobile U.S., Inc. (c)	29,869	1,131,736
Telephone & Data Systems, Inc.	78,921	2,260,297
United States Cellular Corp. (c)	15,208	619,574
Verizon Communications, Inc.	27,312	1,280,387

		14,311,020

Textiles 0.0%‡
Mohawk Industries, Inc. (c)	452	88,366

Toys, Games & Hobbies 0.1%
Hasbro, Inc.	12,479	958,762

Transportation 0.4%
CSX Corp.	41,083	1,108,831
FedEx Corp.	8,103	1,264,473
Norfolk Southern Corp.	13,805	1,104,814
Ryder System, Inc.	945	67,832

		3,545,950

Trucking & Leasing 0.1%
AMERCO	1,678	681,788

Water 0.0%‡
American Water Works Co., Inc.	2,750	157,740

Total Common Stocks (Cost $439,629,789)		488,111,777

Exchange-Traded Funds 7.0% (d)
♦iShares Intermediate Credit Bond Fund	96,217	10,468,410
♦iShares Intermediate Government / Credit Bond Fund	195,633	20,768,019
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	14,502	3,809,820
SPDR S&P 500 ETF Trust	6,112	1,270,868
♦Vanguard Mid-Cap Value ETF	240,158	21,251,581

Total Exchange-Traded Funds (Cost $56,622,941)		57,568,698

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Rights	Value
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR Expires 1/30/19 (c)(e)(f)	17,798	$18,063
Safeway PDC, LLC CVR Expires 1/30/17 (c)(e)(f)	17,798	869

Total Rights (Cost $18,932)		18,932

	Principal Amount
Short-Term Investments 1.7%
Repurchase Agreements 0.9%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $1,356,957 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 2/29/20, with a Principal Amount of $1,390,000 and a Market Value of $1,390,000)	$1,356,957	1,356,957
TD Securities (U.S.A.) LLC 0.07%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $6,269,037 (Collateralized by a United States Treasury Bond with a rate 3.75% and a maturity date 11/15/43 with a Principal Amount of $5,425,800 and a Market Value of $6,394,444)	6,269,000	6,269,000

Total Repurchase Agreements (Cost $7,625,957)		7,625,957

	Principal Amount	Value
U.S. Government 0.8%
United States Cash Management Bills 0.008%, due 11/2/15 (g)	$6,500,000	$6,499,998

Total U.S. Government (Cost $6,499,998)		6,499,998

Total Short-Term Investments (Cost $14,125,955)		14,125,955

Total Investments (Cost $783,199,581) (h)	101.4%	833,601,467
Other Assets, Less Liabilities	(1.4)	(11,269,054)
Net Assets	100.0%	$822,332,413

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Non-income producing security.

(d)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of these securities was $18,932, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Illiquid security—As of October 31, 2015, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $18,932, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Interest rate shown represents yield to maturity.

(h)	As of October 31, 2015, cost was $787,846,448 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$64,134,274
Gross unrealized depreciation	(18,379,255)

Net unrealized appreciation	$45,755,019

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	30	December 2015	$6,559,688	$(7,046)
5-Year United States Treasury Note	11	December 2015	1,317,508	(126)
10-Year United States Treasury Note	109	December 2015	13,917,937	(31,495)

			$21,795,133	$(38,667)

1.	As of October 31, 2015, cash in the amount of $176,550 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2015 (continued)

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$17,968,080	$—	$17,968,080
Corporate Bonds	—	127,125,430	—	127,125,430
Foreign Government Bonds	—	1,073,265	—	1,073,265
Mortgage-Backed Securities	—	6,374,653	—	6,374,653
U.S. Government & Federal Agencies	—	121,234,677	—	121,234,677

Total Long-Term Bonds	—	273,776,105	—	273,776,105

Common Stocks	488,111,777	—	—	488,111,777
Exchange-Traded Funds	57,568,698	—	—	57,568,698
Rights (b)	—	—	18,932	18,932
Short-Term Investments
Repurchase Agreements	—	7,625,957	—	7,625,957
U.S. Government	—	6,499,998	—	6,499,998

Total Investments in Securities	$545,680,475	$287,902,060	$18,932	$833,601,467

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (c)	$(38,667)	$—	$—	$(38,667)

Total Other Financial Instruments	$(38,667)	$—	$—	$(38,667)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $18,932 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, securities with a total value of $1,743,550 transferred from Level 3 to Level 2. The transfer occurred as a result of a change in the observable nature of the inputs. As of October 31, 2014, the fair value for these securities utilized significant unobservable inputs. (See Note 2)

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases (a)	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2015 (b)
Long-Term Bonds
Asset-Backed Securities
Other ABS	$1,743,550	$—	$—	$—	$—	$—	$—	$(1,743,550)	$—	$—
Rights
Food & Staples Retailing	—	—	—	—	18,932	—	—	—	18,932	—

Total	$1,743,550	$—	$—	$—	$18,932	$—	$—	$(1,743,550)	$18,932	$—

(a)	Purchases include securities received from a corporate action.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $783,199,581)	$833,601,467
Cash	789,331
Cash collateral on deposit at broker	176,550
Receivables:
Investment securities sold	82,639,669
Dividends and interest	1,836,148
Fund shares sold	1,012,807
Variation margin on futures contracts	4,274
Other assets	38,078

Total assets	920,098,324

Liabilities
Payables:
Investment securities purchased	95,336,218
Fund shares redeemed	1,429,225
Manager (See Note 3)	489,258
Transfer agent (See Note 3)	232,320
NYLIFE Distributors (See Note 3)	196,627
Shareholder communication	37,780
Professional fees	25,251
Custodian	9,455
Trustees	2,007
Accrued expenses	7,770

Total liabilities	97,765,911

Net assets	$822,332,413

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,592
Additional paid-in capital	734,782,415

734,808,007
Undistributed net investment income	441,052
Accumulated net realized gain (loss) on investments and futures transactions	36,720,135
Net unrealized appreciation (depreciation) on investments and futures contracts	50,363,219

Net assets	$822,332,413

Class A
Net assets applicable to outstanding shares	$244,511,861

Shares of beneficial interest outstanding	7,610,880

Net asset value per share outstanding	$32.13
Maximum sales charge (5.50% of offering price)	1.87

Maximum offering price per share outstanding	$34.00

Investor Class
Net assets applicable to outstanding shares	$81,570,504

Shares of beneficial interest outstanding	2,537,686

Net asset value per share outstanding	$32.14
Maximum sales charge (5.50% of offering price)	1.87

Maximum offering price per share outstanding	$34.01

Class B
Net assets applicable to outstanding shares	$30,701,599

Shares of beneficial interest outstanding	959,104

Net asset value and offering price per share outstanding	$32.01

Class C
Net assets applicable to outstanding shares	$108,936,228

Shares of beneficial interest outstanding	3,404,778

Net asset value and offering price per share outstanding	$32.00

Class I
Net assets applicable to outstanding shares	$302,327,508

Shares of beneficial interest outstanding	9,389,747

Net asset value and offering price per share outstanding	$32.20

Class R1
Net assets applicable to outstanding shares	$1,969,038

Shares of beneficial interest outstanding	61,236

Net asset value and offering price per share outstanding (a)	$32.16

Class R2
Net assets applicable to outstanding shares	$49,230,042

Shares of beneficial interest outstanding	1,532,821

Net asset value and offering price per share outstanding	$32.12

Class R3
Net assets applicable to outstanding shares	$3,085,633

Shares of beneficial interest outstanding	96,112

Net asset value and offering price per share outstanding	$32.10

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$12,421,110
Interest	6,551,883

Total income	18,972,993

Expenses
Manager (See Note 3)	5,906,673
Distribution/Service—Class A (See Note 3)	623,134
Distribution/Service—Investor Class (See Note 3)	202,197
Distribution/Service—Class B (See Note 3)	338,612
Distribution/Service—Class C (See Note 3)	1,048,193
Distribution/Service—Class R2 (See Note 3)	123,362
Distribution/Service—Class R3 (See Note 3)	12,471
Transfer agent (See Note 3)	1,382,404
Registration	129,179
Shareholder communication	97,315
Custodian	90,369
Professional fees	84,233
Shareholder service (See Note 3)	58,443
Trustees	16,636
Miscellaneous	29,237

Total expenses	10,142,458

Net investment income (loss)	8,830,535

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	45,058,781
Futures transactions	(466,718)

Net realized gain (loss) on investments and futures transactions	44,592,063

Net change in unrealized appreciation (depreciation) on:
Investments	(46,525,607)
Futures contracts	64,605

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(46,461,002)

Net realized and unrealized gain (loss) on investments and futures transactions	(1,868,939)

Net increase (decrease) in net assets resulting from operations	$6,961,596

(a)	Dividends recorded net of foreign withholding taxes in the amount of $6,208.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,830,535	$6,437,051
Net realized gain (loss) on investments and futures transactions	44,592,063	64,971,430
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(46,461,002)	4,375,753

Net increase (decrease) in net assets resulting from operations	6,961,596	75,784,234

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,378,683)	(1,933,296)
Investor Class	(663,830)	(577,741)
Class B	(33,701)	(14,204)
Class C	(117,173)	(28,288)
Class I	(3,793,747)	(3,124,349)
Class R1	(78,396)	(108,543)
Class R2	(420,950)	(473,728)
Class R3	(15,210)	(19,418)

	(7,501,690)	(6,279,567)

From net realized gain on investments:
Class A	(18,973,063)	(12,175,972)
Investor Class	(6,456,494)	(4,796,504)
Class B	(2,935,092)	(2,703,756)
Class C	(7,403,414)	(4,255,323)
Class I	(25,224,207)	(15,841,196)
Class R1	(519,778)	(710,377)
Class R2	(3,888,189)	(3,820,125)
Class R3	(226,815)	(201,195)

	(65,627,052)	(44,504,448)

Total dividends and distributions to shareholders	(73,128,742)	(50,784,015)

Capital share transactions:
Net proceeds from sale of shares	220,372,049	195,920,328
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	70,301,673	49,031,587
Cost of shares redeemed	(191,281,784)	(158,817,707)

Increase (decrease) in net assets derived from capital share transactions	99,391,938	86,134,208

Net increase (decrease) in net assets	33,224,792	111,134,427

	2015	2014
Net Assets
Beginning of year	789,107,621	677,973,194

End of year	$822,332,413	$789,107,621

Undistributed net investment income at end of year	$441,052	$—

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013		2012		2011

Net asset value at beginning of year	$34.91	$33.91	$28.37		$26.03		$24.94

Net investment income (loss) (a)	0.37	0.32	0.32		0.31		0.34
Net realized and unrealized gain (loss) on investments	0.03	3.19	5.54		2.32		1.10

Total from investment operations	0.40	3.51	5.86		2.63		1.44

Less dividends and distributions:
From net investment income	(0.32)	(0.31)	(0.32)		(0.29)		(0.35)
From net realized gain on investments	(2.86)	(2.20)	—		—		—

Total dividends and distributions	(3.18)	(2.51)	(0.32)		(0.29)		(0.35)

Net asset value at end of year	$32.13	$34.91	$33.91		$28.37		$26.03

Total investment return (b)	1.06%	11.08%	20.78%		10.17%		5.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	0.95%	1.04%		1.13%		1.31%
Net expenses	1.13%	1.13%	1.16%		1.20%		1.19%
Portfolio turnover rate	201%	162%	167	%(c)	209	%(c)	221	%(c)
Net assets at end of year (in 000’s)	$244,512	$229,459	$185,670		$140,585		$133,436

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Investor Class	2015	2014	2013		2012		2011
Net asset value at beginning of year	$34.93	$33.93	$28.39		$26.05		$24.95

Net investment income (loss) (a)	0.32	0.27	0.27		0.26		0.29
Net realized and unrealized gain (loss) on investments	0.02	3.19	5.53		2.32		1.11

Total from investment operations	0.34	3.46	5.80		2.58		1.40

Less dividends and distributions:
From net investment income	(0.27)	(0.26)	(0.26)		(0.24)		(0.30)
From net realized gain on investments	(2.86)	(2.20)	—		—		—

Total dividends and distributions	(3.13)	(2.46)	(0.26)		(0.24)		(0.30)

Net asset value at end of year	$32.14	$34.93	$33.93		$28.39		$26.05

Total investment return (b)	0.91%	10.85%	20.58%		9.92%		5.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	0.79%	0.86%		0.94%		1.12%
Net expenses	1.27%	1.29%	1.34%		1.39%		1.38%
Portfolio turnover rate	201%	162%	167	%(c)	209	%(c)	221	%(c)
Net assets at end of year (in 000’s)	$81,571	$79,169	$73,801		$61,579		$58,345

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013		2012		2011
Net asset value at beginning of year	$34.81	$33.82	$28.30		$25.97		$24.87

Net investment income (loss) (a)	0.08	0.02	0.05		0.05		0.10
Net realized and unrealized gain (loss) on investments	0.01	3.18	5.51		2.31		1.10

Total from investment operations	0.09	3.20	5.56		2.36		1.20

Less dividends and distributions:
From net investment income	(0.03)	(0.01)	(0.04)		(0.03)		(0.10)
From net realized gain on investments	(2.86)	(2.20)	—		—		—

Total dividends and distributions	(2.89)	(2.21)	(0.04)		(0.03)		(0.10)

Net asset value at end of year	$32.01	$34.81	$33.82		$28.30		$25.97

Total investment return (b)	0.16%	10.06%	19.66%		9.11%		4.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24%	0.05%	0.15%		0.19%		0.37%
Net expenses	2.02%	2.04%	2.10%		2.14%		2.13%
Portfolio turnover rate	201%	162%	167	%(c)	209	%(c)	221	%(c)
Net assets at end of year (in 000’s)	$30,702	$35,506	$41,749		$49,835		$61,438

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class C	2015	2014	2013		2012		2011
Net asset value at beginning of year	$34.79	$33.81	$28.29		$25.96		$24.86

Net investment income (loss) (a)	0.07	0.01	0.03		0.05		0.10
Net realized and unrealized gain (loss) on investments	0.03	3.18	5.53		2.31		1.10

Total from investment operations	0.10	3.19	5.56		2.36		1.20

Less dividends and distributions:
From net investment income	(0.03)	(0.01)	(0.04)		(0.03)		(0.10)
From net realized gain on investments	(2.86)	(2.20)	—		—		—

Total dividends and distributions	(2.89)	(2.21)	(0.04)		(0.03)		(0.10)

Net asset value at end of year	$32.00	$34.79	$33.81		$28.29		$25.96

Total investment return (b)	0.19%	10.03%	19.67%		9.11%		4.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.04%	0.11%		0.19%		0.37%
Net expenses	2.02%	2.04%	2.09%		2.14%		2.13%
Portfolio turnover rate	201%	162%	167	%(c)	209	%(c)	221	%(c)
Net assets at end of year (in 000’s)	$108,936	$84,308	$65,110		$52,876		$56,010

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013		2012		2011
Net asset value at beginning of year	$34.99	$33.97	$28.42		$26.08		$24.99

Net investment income (loss) (a)	0.45	0.41	0.41		0.38		0.41
Net realized and unrealized gain (loss) on investments	0.02	3.21	5.54		2.32		1.10

Total from investment operations	0.47	3.62	5.95		2.70		1.51

Less dividends and distributions:
From net investment income	(0.40)	(0.40)	(0.40)		(0.36)		(0.42)
From net realized gain on investments	(2.86)	(2.20)	—		—		—

Total dividends and distributions	(3.26)	(2.60)	(0.40)		(0.36)		(0.42)

Net asset value at end of year	$32.20	$34.99	$33.97		$28.42		$26.08

Total investment return (b)	1.31%	11.37%	21.07%		10.43%		6.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	1.21%	1.30%		1.38%		1.56%
Net expenses	0.88%	0.88%	0.91%		0.95%		0.94%
Portfolio turnover rate	201%	162%	167	%(c)	209	%(c)	221	%(c)
Net assets at end of year (in 000’s)	$302,328	$303,727	$244,477		$227,707		$208,772

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class R1	2015	2014	2013		2012		2011
Net asset value at beginning of year	$34.94	$33.93	$28.39		$26.05		$24.96

Net investment income (loss) (a)	0.43	0.38	0.37		0.35		0.38
Net realized and unrealized gain (loss) on investments	0.02	3.19	5.54		2.32		1.10

Total from investment operations	0.45	3.57	5.91		2.67		1.48

Less dividends and distributions:
From net investment income	(0.37)	(0.36)	(0.37)		(0.33)		(0.39)
From net realized gain on investments	(2.86)	(2.20)	—		—		—

Total dividends and distributions	(3.23)	(2.56)	(0.37)		(0.33)		(0.39)

Net asset value at end of year	$32.16	$34.94	$33.93		$28.39		$26.05

Total investment return (b)	1.24%	11.24%	20.94%		10.33%		5.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%	1.12%	1.20%		1.28%		1.46%
Net expenses	0.98%	0.97%	1.01%		1.05%		1.04%
Portfolio turnover rate	201%	162%	167	%(c)	209	%(c)	221	%(c)
Net assets at end of year (in 000’s)	$1,969	$6,392	$10,881		$9,441		$20,337

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2015	2014	2013		2012		2011
Net asset value at beginning of year	$34.91	$33.90	$28.37		$26.03		$24.94

Net investment income (loss) (a)	0.33	0.29	0.30		0.28		0.31
Net realized and unrealized gain (loss) on investments	0.02	3.20	5.52		2.33		1.10

Total from investment operations	0.35	3.49	5.82		2.61		1.41

Less dividends and distributions:
From net investment income	(0.28)	(0.28)	(0.29)		(0.27)		(0.32)
From net realized gain on investments	(2.86)	(2.20)	—		—		—

Total dividends and distributions	(3.14)	(2.48)	(0.29)		(0.27)		(0.32)

Net asset value at end of year	$32.12	$34.91	$33.90		$28.37		$26.03

Total investment return (b)	0.96%	10.97%	20.62%		10.06%		5.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%	0.85%	0.95%		1.03%		1.21%
Net expenses	1.23%	1.23%	1.26%		1.30%		1.29%
Portfolio turnover rate	201%	162%	167	%(c)	209	%(c)	221	%(c)
Net assets at end of year (in 000’s)	$49,230	$47,872	$53,833		$45,799		$41,344

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class R3	2015	2014	2013		2012		2011
Net asset value at beginning of year	$34.89	$33.89	$28.36		$26.03		$24.93

Net investment income (loss) (a)	0.26	0.20	0.17		0.21		0.24
Net realized and unrealized gain (loss) on investments	0.01	3.20	5.58		2.32		1.12

Total from investment operations	0.27	3.40	5.75		2.53		1.36

Less dividends and distributions:
From net investment income	(0.20)	(0.20)	(0.22)		(0.20)		(0.26)
From net realized gain on investments	(2.86)	(2.20)	—		—		—

Total dividends and distributions	(3.06)	(2.40)	(0.22)		(0.20)		(0.26)

Net asset value at end of year	$32.10	$34.89	$33.89		$28.36		$26.03

Total investment return (b)	0.69%	10.67%	20.36%		9.76%		5.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%	0.61%	0.54%		0.77%		0.92%
Net expenses	1.48%	1.47%	1.50%		1.55%		1.54%
Portfolio turnover rate	201%	162%	167	%(c)	209	%(c)	221	%(c)
Net assets at end of year (in 000’s)	$3,086	$2,674	$2,451		$329		$234

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

32	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Balanced Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund pre-

pares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

33

Notes to Financial Statements (continued)

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or

Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held securities with a value of $18,932 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the

34	MainStay Balanced Fund

amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.
Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market

35

Notes to Financial Statements (continued)

price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2015, the Fund did not hold any warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in secu-

rities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material

36	MainStay Balanced Fund

liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2015:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(38,667)	$(38,667)

Total Fair Value		$(38,667)	$(38,667)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(466,718)	$(466,718)

Total Realized Gain (Loss)		$(466,718)	$(466,718)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$64,605	$64,605

Total Change in Unrealized Appreciation (Depreciation)		$64,605	$64,605

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$11,077,338	$11,077,338
Futures Contracts Short	$(7,236,089)	$(7,236,089)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of the equity portion of the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70%.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $5,906,673.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

37

Notes to Financial Statements (continued)

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$6,604
Class R2	49,345
Class R3	2,494

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $87,016 and $20,859, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,970, $96, $32,109 and $14,547, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent serv-

ices on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$314,842
Investor Class	218,913
Class B	91,652
Class C	283,713
Class I	399,493
Class R1	8,320
Class R2	62,322
Class R3	3,149

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,868,615	$34,900,772	$—	$45,755,019	$87,524,406

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustments, Real Estate Investment Trusts (REITs), return of capital distributions received and mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(887,793)	$(2,586,995)	$3,474,788

The reclassifications for the Fund are primarily due to return of capital distributions, adjustment for REITs and distributions in connection with redemption of fund shares.

38	MainStay Balanced Fund

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$30,991,911	$19,763,340
Long-Term Capital Gain	42,136,831	31,020,675
Total	$73,128,742	$50,784,015

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of U.S. government securities were $430,523 and $412,623, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,281,289 and $1,261,684, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,230,831	$73,316,368
Shares issued to shareholders in reinvestment of dividends and distributions	636,412	20,670,506
Shares redeemed	(1,901,263)	(62,143,493)

Net increase (decrease) in shares outstanding before conversion	965,980	31,843,381
Shares converted into Class A (See Note 1)	171,029	5,626,978
Shares converted from Class A (See Note 1)	(98,068)	(3,090,619)

Net increase (decrease)	1,038,941	$34,379,740

Year ended October 31, 2014:
Shares sold	1,586,967	$53,522,587
Shares issued to shareholders in reinvestment of dividends and distributions	423,696	13,661,189
Shares redeemed	(1,146,024)	(38,730,391)

Net increase (decrease) in shares outstanding before conversion	864,639	28,453,385
Shares converted into Class A (See Note 1)	268,357	8,995,536
Shares converted from Class A (See Note 1)	(36,420)	(1,238,074)

Net increase (decrease)	1,096,576	$36,210,847

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	271,403	$8,936,590
Shares issued to shareholders in reinvestment of dividends and distributions	218,545	7,105,592
Shares redeemed	(314,512)	(10,290,299)

Net increase (decrease) in shares outstanding before conversion	175,436	5,751,883
Shares converted into Investor Class (See Note 1)	234,256	7,492,169
Shares converted from Investor Class (See Note 1)	(138,328)	(4,565,931)

Net increase (decrease)	271,364	$8,678,121

Year ended October 31, 2014:
Shares sold	237,510	$7,990,239
Shares issued to shareholders in reinvestment of dividends and distributions	166,363	5,361,343
Shares redeemed	(292,148)	(9,829,672)

Net increase (decrease) in shares outstanding before conversion	111,725	3,521,910
Shares converted into Investor Class (See Note 1)	202,328	6,789,192
Shares converted from Investor Class (See Note 1)	(223,122)	(7,503,493)

Net increase (decrease)	90,931	$2,807,609

39

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	201,671	$6,612,148
Shares issued to shareholders in reinvestment of dividends and distributions	88,305	2,864,858
Shares redeemed	(181,292)	(5,906,287)

Net increase (decrease) in shares outstanding before conversion	108,684	3,570,719
Shares converted from Class B (See Note 1)	(169,601)	(5,462,597)

Net increase (decrease)	(60,917)	$(1,891,878)

Year ended October 31, 2014:
Shares sold	136,806	$4,573,482
Shares issued to shareholders in reinvestment of dividends and distributions	82,436	2,637,955
Shares redeemed	(221,830)	(7,412,892)

Net increase (decrease) in shares outstanding before conversion	(2,588)	(201,455)
Shares converted from Class B (See Note 1)	(211,857)	(7,043,161)

Net increase (decrease)	(214,445)	$(7,244,616)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,465,636	$48,157,778
Shares issued to shareholders in reinvestment of dividends and distributions	193,745	6,281,089
Shares redeemed	(677,753)	(22,004,607)

Net increase (decrease)	981,628	$32,434,260

Year ended October 31, 2014:
Shares sold	647,622	$21,779,352
Shares issued to shareholders in reinvestment of dividends and distributions	108,222	3,462,402
Shares redeemed	(258,648)	(8,630,835)

Net increase (decrease)	497,196	$16,610,919

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,044,590	$67,455,455
Shares issued to shareholders in reinvestment of dividends and distributions	868,324	28,250,545
Shares redeemed	(2,204,482)	(72,056,869)

Net increase (decrease)	708,432	$23,649,131

Year ended October 31, 2014:
Shares sold	2,277,536	$77,250,701
Shares issued to shareholders in reinvestment of dividends and distributions	575,053	18,593,983
Shares redeemed	(1,367,280)	(45,895,065)

Net increase (decrease)	1,485,309	$49,949,619

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	52,955	$1,740,983
Shares issued to shareholders in reinvestment of dividends and distributions	18,411	598,174
Shares redeemed	(193,066)	(6,019,466)

Net increase (decrease)	(121,700)	$(3,680,309)

Year ended October 31, 2014:
Shares sold	49,029	$1,650,503
Shares issued to shareholders in reinvestment of dividends and distributions	25,408	818,920
Shares redeemed	(212,192)	(7,349,016)

Net increase (decrease)	(137,755)	$(4,879,593)

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	365,316	$11,963,260
Shares issued to shareholders in reinvestment of dividends and distributions	132,039	4,288,883
Shares redeemed	(335,997)	(11,026,500)

Net increase (decrease)	161,358	$5,225,643

Year ended October 31, 2014:
Shares sold	816,542	$27,594,390
Shares issued to shareholders in reinvestment of dividends and distributions	132,791	4,275,206
Shares redeemed	(1,165,844)	(39,336,420)

Net increase (decrease)	(216,511)	$(7,466,824)

Class R3	Shares	Amount
Year ended October 31, 2015:
Shares sold	68,446	$2,189,467
Shares issued to shareholders in reinvestment of dividends and distributions	7,452	242,026
Shares redeemed	(56,422)	(1,834,263)

Net increase (decrease)	19,476	$597,230

Year ended October 31, 2014:
Shares sold	45,927	$1,559,074
Shares issued to shareholders in reinvestment of dividends and distributions	6,859	220,589
Shares redeemed	(48,467)	(1,633,416)

Net increase (decrease)	4,319	$146,247

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

40	MainStay Balanced Fund

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Balanced Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Balanced Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

42	MainStay Balanced Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $45,072,905 as long term capital gain distributions.

For the fiscal year ended October 31, 2015, the Fund designated approximately $13,449,352 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 30.1% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

44	MainStay Balanced Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

46	MainStay Balanced Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

47

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay Balanced Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673511 MS291-15	MSBL11-12/15 (NYLIM) NL231

MainStay U.S. Small Cap Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.26 2.37%	10.28 11.53%	5.10 5.70%	1.25 1.25%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.50 2.12	9.97 11.22	4.92 5.51	1.53 1.53
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.65 1.35	10.12 10.39	4.73 4.73	2.28 2.28
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.36 1.36	10.38 10.38	4.73 4.73	2.28 2.28
Class I Shares	No Sales Charge		2.63	11.82	6.06	1.00
Class R1 Shares[4]	No Sales Charge		2.50	11.70	5.95	1.10
Class R2 Shares[4]	No Sales Charge		2.26	11.42	5.68	1.35

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on July 31, 2012, include the historical performance of Class I shares through July 30, 2012, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the newer classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500TM Index[5]	1.50%	13.07%	8.33%
Average Lipper Small-Cap Core Fund[6]	–0.32	11.30	7.14

5.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper Small-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$986.20	$6.26	$1,018.90	$6.36

Investor Class Shares	$1,000.00	$985.20	$7.51	$1,017.60	$7.63

Class B Shares	$1,000.00	$981.50	$11.24	$1,013.90	$11.42

Class C Shares	$1,000.00	$981.50	$11.24	$1,013.90	$11.42

Class I Shares	$1,000.00	$987.90	$5.01	$1,020.20	$5.09

Class R1 Shares	$1,000.00	$987.20	$5.51	$1,019.70	$5.60

Class R2 Shares	$1,000.00	$985.70	$6.76	$1,018.40	$6.87

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.25% for Class A, 1.50% for Investor Class, 2.25% for Class B and Class C, 1.00% for Class I, 1.10% for Class R1 and 1.35% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

Banks	13.6%
Machinery	6.9
Health Care Providers & Services	5.2
Communications Equipment	4.0
Electronic Equipment, Instruments & Components	4.0
Capital Markets	3.8
Health Care Equipment & Supplies	3.7
Real Estate Investment Trusts	3.5
Specialty Retail	3.4
Textiles, Apparel & Luxury Goods	3.4
Chemicals	3.2
Building Products	3.0
Road & Rail	2.5
Semiconductors & Semiconductor Equipment	2.4
Aerospace & Defense	2.3
Thrifts & Mortgage Finance	2.3
IT Services	2.2
Electric Utilities	2.1
Software	2.1
Multi-Utilities	2.0

Hotels, Restaurants & Leisure	1.9%
Auto Components	1.8
Food Products	1.8
Diversified Financial Services	1.7
Commercial Services & Supplies	1.5
Life Sciences Tools & Services	1.5
Containers & Packaging	1.4
Household Durables	1.3
Paper & Forest Products	1.3
Energy Equipment & Services	1.1
Diversified Consumer Services	1.0
Diversified Telecommunication Services	1.0
Internet Software & Services	1.0
Pharmaceuticals	1.0
Food & Staples Retailing	0.9
Construction Materials	0.4
Short-Term Investment	3.9
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	BankUnited, Inc.

2.	Woodward, Inc.

3.	Bank of Hawaii Corp.

4.	Vectren Corp.

5.	Brinker International, Inc.

6.	Mueller Industries, Inc.

7.	WellCare Health Plans, Inc.

8.	Air Methods Corp.

9.	John Bean Technologies Corp.

10.	B&G Foods, Inc.

8	MainStay U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay U.S. Small Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay U.S. Small Cap Fund returned 2.37% for Class A shares, 2.12% for Investor Class shares, 1.35% for Class B shares and 1.36% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 2.63%, Class R1 shares returned 2.50% and Class R2 shares returned 2.26%. For the 12 months ended October 31, 2015, Class A, Investor Class, Class I, Class R1 and Class R2 shares outperformed—and Class B and Class C shares underperformed—the 1.50% return of the Russell 2500™ Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the –0.32% return of the Average Lipper2 Small-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The most substantial contributions to the Fund’s performance relative to the Russell 2500™ Index came from stock selection in the industrials sector, an underweight position relative to the Index in the energy sector and stock selection in the financials sector. (Contributions take weightings and total returns into account.) Stock selection in the consumer discretionary and information technology sectors offset some of these gains. In a rising market, the Fund’s cash position also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contributions to the Fund’s absolute performance were Diamond Hill Investment Group, John Bean Technologies and BankUnited.

During the reporting period, Diamond Hill Investment Group, an Ohio-based equity-focused investment management company, reported a 26% year-over-year increase in revenue and a 65% year-over-year increase in income. We believed that the company’s investment strategies had strong long-term track records and ample capacity for growth. Shares of John Bean Technologies, a global technology solutions provider for the food processing and air transportation industries, advanced after the company announced strong results, which included substantial revenue growth and return on equity. During the reporting period, the company also announced that it had signed a definitive agreement to acquire leading liquid foods solutions provider

A&B Process. BankUnited shares rose after the company reported higher-than-expected fourth-quarter income. Loan growth was positive in the company’s New York and Florida franchises.

Among the stocks that detracted the most from the Fund’s absolute performance were brand-management company Iconix Brand Group, medical equipment & supplies company Wright Medical and energy equipment & services company Oil States International. Shares of Iconix Brand Group declined after the company reported decreases in first-quarter revenue and year-over-year income. Despite these declines, the company maintained its forward guidance for earnings and revenue for full-year 2015. Wright Medical’s shares declined during the reporting period after the company announced a larger-than-expected loss. The company completed its previously announced merger with Tornier during the reporting period. Shares of Oil States International, a global provider of specialty products and services to oil and gas drilling and production companies, declined in concert with the general slump in the energy sector. As of the end of the reporting period, the company had a strong balance sheet, and we believed that it was positioned to potentially make acquisitions.

Did the Fund make any significant purchases or sales during the reporting period?

Several positions were added to the Fund during the reporting period. Among them were Glacier Bancorp, which provides commercial banking services from 138 locations in the western United States; Air Methods, a provider of air medical emergency transport services and systems throughout the United States; and CEVA Inc., an intellectual property royalty and licensing company.

Notable sales during the reporting period included health care services company Bio-Reference Laboratories and exercise company Life Time Fitness. The stock prices of both companies had advanced significantly. We also closed the Fund’s position in hotels, restaurants & leisure company Monarch Casino & Resorts after the company announced its intention to use debt financing to pay for an expansion of its Blackhawk casino. The announcement came at a time when gaming volumes remained below prerecession levels.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s exposure to the financials, industrials and information technology sectors. The largest reduction in exposure occurred in the consumer discretionary sector. These moves were the result of stock-specific decisions and did not reflect top-down predictions for individual sectors.

1.	See footnote on page 6 for more information on the Russell 2500™ Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund’s most significantly overweight sector position relative to the Russell 2500™ Index was in the industrials sector. As of the same date, the most significantly underweight positions relative to the Index were in the energy and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay U.S. Small Cap Fund

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 96.2%†
Aerospace & Defense 2.3%
Curtiss-Wright Corp.	75,520	$5,253,170
Hexcel Corp.	174,525	8,083,998

		13,337,168

Auto Components 1.8%
Dana Holding Corp.	268,605	4,512,564
Visteon Corp. (a)	52,600	5,737,082

		10,249,646

Banks 13.6%
♦Bank of Hawaii Corp.	184,300	12,067,964
♦BankUnited, Inc.	341,460	12,695,483
CVB Financial Corp.	512,982	8,951,536
First Financial Bancorp	146,640	2,827,219
Flushing Financial Corp.	294,650	6,199,436
Glacier Bancorp, Inc.	312,930	8,561,765
Investors Bancorp, Inc.	773,006	9,670,305
LegacyTexas Financial Group, Inc.	279,670	8,026,529
Texas Capital Bancshares, Inc. (a)	162,140	8,950,128

		77,950,365

Building Products 3.0%
Armstrong World Industries, Inc. (a)	198,730	9,860,983
Simpson Manufacturing Co., Inc.	189,490	7,196,830

		17,057,813

Capital Markets 3.8%
Diamond Hill Investment Group, Inc.	46,400	9,282,320
Pzena Investment Management, Inc. Class A	383,686	3,656,528
Waddell & Reed Financial, Inc. Class A	236,775	8,746,468

		21,685,316

Chemicals 3.2%
Chemtura Corp. (a)	182,250	5,821,065
Flotek Industries, Inc. (a)	390,020	7,059,362
Innophos Holdings, Inc.	122,950	5,224,145

		18,104,572

Commercial Services & Supplies 1.5%
Waste Connections, Inc.	152,595	8,313,376

Communications Equipment 4.0%
Harmonic, Inc. (a)	1,448,435	8,342,986
NetScout Systems, Inc. (a)	222,450	7,979,281
Ubiquiti Networks, Inc. (a)	228,283	6,661,298

		22,983,565

Construction Materials 0.4%
United States Lime & Minerals, Inc.	43,300	2,115,205

	Shares	Value

Containers & Packaging 1.4%
Silgan Holdings, Inc.	153,910	$7,829,402

Diversified Consumer Services 1.0%
Service Corp. International	209,850	5,930,361

Diversified Financial Services 1.7%
CBOE Holdings, Inc.	60,830	4,078,043
Morningstar, Inc.	67,170	5,515,329

		9,593,372

Diversified Telecommunication Services 1.0%
Lumos Networks Corp.	454,715	5,893,106

Electric Utilities 2.1%
Great Plains Energy, Inc.	258,550	7,110,125
Westar Energy, Inc.	128,350	5,095,495

		12,205,620

Electronic Equipment, Instruments & Components 4.0%
National Instruments Corp.	191,534	5,836,041
OSI Systems, Inc. (a)	100,535	8,664,106
Universal Display Corp. (a)	245,904	8,436,966

		22,937,113

Energy Equipment & Services 1.1%
Dril-Quip, Inc. (a)	61,600	3,792,096
Oil States International, Inc. (a)	86,370	2,591,964

		6,384,060

Food & Staples Retailing 0.9%
SpartanNash Co.	183,268	5,113,177

Food Products 1.8%
♦B&G Foods, Inc.	276,850	10,046,886

Health Care Equipment & Supplies 3.7%
Greatbatch, Inc. (a)	161,500	8,632,175
Integra LifeSciences Holdings Corp. (a)	92,352	5,501,409
Wright Medical Group NV (a)	356,408	6,889,366

		21,022,950

Health Care Providers & Services 5.2%
♦Air Methods Corp. (a)	251,731	10,303,350
U.S. Physical Therapy, Inc.	181,242	8,891,732
♦WellCare Health Plans, Inc. (a)	116,310	10,305,066

		29,500,148

Hotels, Restaurants & Leisure 1.9%
♦Brinker International, Inc.	240,715	10,954,940

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
Household Durables 1.3%
M/I Homes, Inc. (a)	320,160	$7,347,672

Internet Software & Services 1.0%
Monster Worldwide, Inc. (a)	920,504	5,771,560

IT Services 2.2%
EVERTEC, Inc.	384,580	7,014,739
Forrester Research, Inc.	169,362	5,465,312

		12,480,051

Life Sciences Tools & Services 1.5%
Bio-Rad Laboratories, Inc. Class A (a)	62,120	8,664,498

Machinery 6.9%
♦John Bean Technologies Corp.	228,900	10,268,454
♦Mueller Industries, Inc.	335,650	10,579,688
Mueller Water Products, Inc. Class A	688,800	6,061,440
♦Woodward, Inc.	276,780	12,593,490

		39,503,072

Multi-Utilities 2.0%
♦Vectren Corp.	255,480	11,616,676

Paper & Forest Products 1.3%
KapStone Paper and Packaging Corp.	340,545	7,406,854

Pharmaceuticals 1.0%
Lannett Co., Inc. (a)	133,920	5,995,598

Real Estate Investment Trusts 3.5%
Blackstone Mortgage Trust, Inc. Class A	249,000	6,852,480
CubeSmart	259,600	7,222,072
Kite Realty Group Trust	112,733	2,977,279
NorthStar Realty Finance Corp.	251,600	3,021,716

		20,073,547

Road & Rail 2.5%
Genesee & Wyoming, Inc. Class A (a)	87,140	5,847,094
Werner Enterprises, Inc.	325,050	8,600,823

		14,447,917

Semiconductors & Semiconductor Equipment 2.4%
CEVA, Inc. (a)	336,645	7,867,394
Cypress Semiconductor Corp. (a)	578,710	6,099,603

		13,966,997

Software 2.1%
CommVault Systems, Inc. (a)	199,500	8,083,740
PTC, Inc. (a)	105,395	3,735,199

		11,818,939

	Shares	Value

Specialty Retail 3.4%
Caleres, Inc.	294,645	$9,004,351
Hibbett Sports, Inc. (a)	212,460	7,257,634
Pier 1 Imports, Inc.	441,050	3,272,591

		19,534,576

Textiles, Apparel & Luxury Goods 3.4%
Iconix Brand Group, Inc. (a)	228,145	3,495,181
Movado Group, Inc.	315,686	8,125,758
Steven Madden, Ltd. (a)	227,640	7,933,254

		19,554,193

Thrifts & Mortgage Finance 2.3%
Capitol Federal Financial, Inc.	498,300	6,467,934
TrustCo Bank Corp.	1,073,900	6,690,397

		13,158,331

Total Common Stocks (Cost $462,571,549)		550,548,642

	Principal Amount
Short-Term Investment 3.9%
Repurchase Agreement 3.9%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $22,343,471 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 11/30/19, with a Principal Amount of $22,510,000 and a Market Value of $22,791,375)	$22,343,471	22,343,471

Total Short-Term Investment (Cost $22,343,471)		22,343,471

Total Investments (Cost $484,915,020) (b)	100.1%	572,892,113
Other Assets, Less Liabilities	(0.1)	(570,705)
Net Assets	100.0%	$572,321,408

(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $484,838,754 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$110,484,387
Gross unrealized depreciation	(22,431,028)

Net unrealized appreciation	$88,053,359

12	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$550,548,642	$—	$—	$550,548,642
Short-Term Investment
Repurchase Agreement	—	22,343,471	—	22,343,471

Total Investments in Securities	$550,548,642	$22,343,471	$—	$572,892,113

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $484,915,020)	$572,892,113
Receivables:
Investment securities sold	1,059,127
Fund shares sold	180,241
Dividends	130,037
Other assets	31,383

Total assets	574,292,901

Liabilities
Payables:
Investment securities purchased	1,139,494
Manager (See Note 3)	408,058
Transfer agent (See Note 3)	153,342
Fund shares redeemed	134,048
NYLIFE Distributors (See Note 3)	80,619
Shareholder communication	24,108
Professional fees	21,244
Custodian	1,444
Trustees	1,373
Accrued expenses	7,763

Total liabilities	1,971,493

Net assets	$572,321,408

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,624
Additional paid-in capital	530,836,459

530,858,083
Undistributed net investment income	87,932
Accumulated net realized gain (loss) on investments	(46,601,700)
Net unrealized appreciation (depreciation) on investments	87,977,093

Net assets	$572,321,408

Class A
Net assets applicable to outstanding shares	$124,244,250

Shares of beneficial interest outstanding	4,714,380

Net asset value per share outstanding	$26.35
Maximum sales charge (5.50% of offering price)	1.53

Maximum offering price per share outstanding	$27.88

Investor Class
Net assets applicable to outstanding shares	$84,481,700

Shares of beneficial interest outstanding	3,243,446

Net asset value per share outstanding	$26.05
Maximum sales charge (5.50% of offering price)	1.52

Maximum offering price per share outstanding	$27.57

Class B
Net assets applicable to outstanding shares	$21,975,577

Shares of beneficial interest outstanding	918,105

Net asset value and offering price per share outstanding	$23.94

Class C
Net assets applicable to outstanding shares	$21,432,958

Shares of beneficial interest outstanding	895,667

Net asset value and offering price per share outstanding	$23.93

Class I
Net assets applicable to outstanding shares	$320,015,770

Shares of beneficial interest outstanding	11,845,663

Net asset value and offering price per share outstanding	$27.02

Class R1
Net assets applicable to outstanding shares	$81,033

Shares of beneficial interest outstanding	3,005

Net asset value and offering price per share outstanding (a)	$26.96

Class R2
Net assets applicable to outstanding shares	$90,120

Shares of beneficial interest outstanding	3,429

Net asset value and offering price per share outstanding	$26.28

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

14	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends	$8,062,348

Expenses
Manager (See Note 3)	4,716,416
Distribution/Service—Class A (See Note 3)	325,656
Distribution/Service—Investor Class (See Note 3)	218,281
Distribution/Service—Class B (See Note 3)	242,871
Distribution/Service—Class C (See Note 3)	217,391
Distribution/Service—Class R2 (See Note 3)	170
Transfer agent (See Note 3)	908,442
Registration	102,548
Professional fees	69,453
Shareholder communication	60,949
Custodian	15,651
Trustees	11,080
Shareholder service (See Note 3)	144
Miscellaneous	24,657

Total expenses	6,913,709

Net investment income (loss)	1,148,639

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	41,148,262
Net change in unrealized appreciation (depreciation) on investments	(31,440,873)

Net realized and unrealized gain (loss) on investments	9,707,389

Net increase (decrease) in net assets resulting from operations	$10,856,028

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,148,639	$1,241,789
Net realized gain (loss) on investments	41,148,262	60,867,031
Net change in unrealized appreciation (depreciation) on investments	(31,440,873)	(13,933,514)

Net increase (decrease) in net assets resulting from operations	10,856,028	48,175,306

Dividends to shareholders:
From net investment income:
Class I	(649,900)	—
Class R1	(106)	—

Total dividends to shareholders	(650,006)	—

Capital share transactions:
Net proceeds from sale of shares	125,236,701	87,114,181
Net asset value of shares issued to shareholders in reinvestment of dividends	639,072	—
Cost of shares redeemed	(91,045,131)	(190,234,859)

Increase (decrease) in net assets derived from capital share transactions	34,830,642	(103,120,678)

Net increase (decrease) in net assets	45,036,664	(54,945,372)

Net Assets
Beginning of year	527,284,744	582,230,116

End of year	$572,321,408	$527,284,744

Undistributed net investment income at end of year	$87,932	$—

16	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2015	2014	2013	2012	2011
Net asset value at beginning of year	$25.74	$23.67	$17.38	$16.21	$15.36

Net investment income (loss) (a)	0.05	0.05	(0.02)	0.06	0.07
Net realized and unrealized gain (loss) on investments	0.56	2.02	6.36	1.11	0.83

Total from investment operations	0.61	2.07	6.34	1.17	0.90

Less dividends:
From net investment income	—	—	(0.05)	—	(0.05)

Net asset value at end of year	$26.35	$25.74	$23.67	$17.38	$16.21

Total investment return (b)	2.37%	8.75%	36.59%	7.22%	5.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.21%	(0.10%)	0.32%	0.43%
Net expenses	1.25%	1.24%	1.30%	1.38%	1.36%
Portfolio turnover rate	39%	36%	38%	32%	45%
Net assets at end of year (in 000’s)	$124,244	$128,443	$129,496	$83,047	$89,115

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2015	2014	2013	2012		2011
Net asset value at beginning of year	$25.51	$23.52	$17.29	$16.17		$15.35

Net investment income (loss) (a)	(0.01)	(0.02)	(0.08)	(0.00	)‡	0.03
Net realized and unrealized gain (loss) on investments	0.55	2.01	6.33	1.12		0.82

Total from investment operations	0.54	1.99	6.25	1.12		0.85

Less dividends:
From net investment income	—	—	(0.02)	—		(0.03)

Net asset value at end of year	$26.05	$25.51	$23.52	$17.29		$16.17

Total investment return (b)	2.12%	8.46%	36.16%	6.93%		5.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05%)	(0.07%)	(0.38%)	(0.00	%)(c)	0.17%
Net expenses	1.51%	1.52%	1.60%	1.68%		1.63%
Expenses (before waiver/reimbursement)	1.51%	1.52%	1.60%	1.68%		1.66%
Portfolio turnover rate	39%	36%	38%	32%		45%
Net assets at end of year (in 000’s)	$84,482	$87,739	$85,662	$67,818		$68,152

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2015	2014	2013	2012	2011
Net asset value at beginning of year	$23.62	$21.94	$16.25	$15.32	$14.62

Net investment income (loss) (a)	(0.19)	(0.18)	(0.21)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	0.51	1.86	5.92	1.05	0.79

Total from investment operations	0.32	1.68	5.71	0.93	0.70

Less dividends:
From net investment income	—	—	(0.02)	—	(0.00)‡

Net asset value at end of year	$23.94	$23.62	$21.94	$16.25	$15.32

Total investment return (b)	1.35%	7.66%	35.15%	6.07%	4.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.79%)	(0.80%)	(1.11%)	(0.73%)	(0.57%)
Net expenses	2.26%	2.27%	2.35%	2.43%	2.38%
Expenses (before waiver/reimbursement)	2.26%	2.27%	2.35%	2.43%	2.41%
Portfolio turnover rate	39%	36%	38%	32%	45%
Net assets at end of year (in 000’s)	$21,976	$26,054	$30,879	$29,832	$37,309

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2015	2014	2013	2012	2011
Net asset value at beginning of year	$23.61	$21.93	$16.24	$15.31	$14.62

Net investment income (loss) (a)	(0.19)	(0.19)	(0.22)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	0.51	1.87	5.93	1.05	0.78

Total from investment operations	0.32	1.68	5.71	0.93	0.69

Less dividends:
From net investment income	—	—	(0.02)	—	(0.00)‡

Net asset value at end of year	$23.93	$23.61	$21.93	$16.24	$15.31

Total investment return (b)	1.36%	7.66%	35.18%	6.07%	4.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.80%)	(0.82%)	(1.13%)	(0.74%)	(0.57%)
Net expenses	2.26%	2.27%	2.35%	2.43%	2.38%
Expenses (before waiver/reimbursement)	2.26%	2.27%	2.35%	2.43%	2.41%
Portfolio turnover rate	39%	36%	38%	32%	45%
Net assets at end of year (in 000’s)	$21,433	$21,326	$21,323	$16,036	$17,589

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Net asset value at beginning of year	$26.39	$24.20	$17.76	$16.53	$15.67

Net investment income (loss) (a)	0.12	0.12	0.03	0.10	0.10
Net realized and unrealized gain (loss) on investments	0.57	2.07	6.51	1.13	0.86

Total from investment operations	0.69	2.19	6.54	1.23	0.96

Less dividends:
From net investment income	(0.06)	—	(0.10)	—	(0.10)

Net asset value at end of year	$27.02	$26.39	$24.20	$17.76	$16.53

Total investment return (b)	2.63%	9.05%	36.99%	7.44%	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44%	0.47%	0.15%	0.57%	0.60%
Net expenses	1.00%	0.99%	1.04%	1.13%	1.10%
Portfolio turnover rate	39%	36%	38%	32%	45%
Net assets at end of year (in 000’s)	$320,016	$263,613	$314,781	$167,135	$173,456

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,			July 31, 2012** through October 31,
Class R1	2015	2014	2013	2012
Net asset value at beginning of period	$26.34	$24.18	$17.76	$17.05

Net investment income (loss) (a)	0.10	0.09	0.01	(0.00	)‡
Net realized and unrealized gain (loss) on investments	0.56	2.07	6.50	0.71

Total from investment operations	0.66	2.16	6.51	0.71

Less dividends:
From net investment income	(0.04)	—	(0.09)	—

Net asset value at end of period	$26.96	$26.34	$24.18	$17.76

Total investment return (b)	2.50%	8.93%	36.82%	4.16	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%	0.34%	0.04%	(0.03	%)††
Net expenses	1.10%	1.09%	1.14%	1.26	% ††
Portfolio turnover rate	39%	36%	38%	32%
Net assets at end of period (in 000’s)	$81	$71	$55	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,			July 31, 2012** through October 31,
Class R2	2015	2014	2013	2012
Net asset value at beginning of period	$25.70	$23.65	$17.37	$16.69

Net investment income (loss) (a)	0.01	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.57	2.02	6.37	0.69

Total from investment operations	0.58	2.05	6.33	0.68

Less dividends:
From net investment income	—	—	(0.05)	—

Net asset value at end of period	$26.28	$25.70	$23.65	$17.37

Total investment return (b)	2.26%	8.67%	36.50%	4.07	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03%	0.12%	(0.18%)	(0.27	%)††
Net expenses	1.35%	1.34%	1.40%	1.51	% ††
Portfolio turnover rate	39%	36%	38%	32%
Net assets at end of period (in 000’s)	$90	$39	$36	$26

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

20	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay U.S. Small Cap Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund pre-

pares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

21

Notes to Financial Statements (continued)

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least

22	MainStay U.S. Small Cap Fund

annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

23

Notes to Financial Statements (continued)

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. During the year ended October 31, 2015, the effective management fee rate was 0.85%.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $4,716,416.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1and Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$76
Class R2	68

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $17,274 and $12,952, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $423, $27,443 and $1,111, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$133,057
Investor Class	313,529
Class B	87,254
Class C	78,045
Class I	296,412
Class R1	77
Class R2	68

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$71,643,513	22.4%
Class R1	39,785	49.1
Class R2	39,465	43.8

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$87,932	$(46,677,966)	$—	$88,053,359	$41,463,325

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Real Estate Investment Trusts (REITs) and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from

24	MainStay U.S. Small Cap Fund

permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(410,701)	$410,701	$—

The reclassifications for the Fund are primarily due to return of capital distributions and capital gain distributions from REITs.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $46,677,966 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$5,417 41,261	$	— —
Total	$46,678		$—

The Fund utilized $41,119,488 of capital loss carryforwards during the year ended October 31, 2015.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$650,006	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $236,487 and $206,040, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	487,461	$12,965,137
Shares redeemed	(843,004)	(22,366,257)

Net increase (decrease) in shares outstanding before conversion	(355,543)	(9,401,120)
Shares converted into Class A (See Note 1)	160,342	4,361,257
Shares converted from Class A (See Note 1)	(79,729)	(2,056,732)

Net increase (decrease)	(274,930)	$(7,096,595)

Year ended October 31, 2014:
Shares sold	693,423	$17,182,009
Shares redeemed	(1,343,458)	(33,335,859)

Net increase (decrease) in shares outstanding before conversion	(650,035)	(16,153,850)
Shares converted into Class A (See Note 1)	214,103	5,378,158
Shares converted from Class A (See Note 1)	(45,584)	(1,129,895)

Net increase (decrease)	(481,516)	$(11,905,587)

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	191,616	$5,038,821
Shares redeemed	(431,638)	(11,361,035)

Net increase (decrease) in shares outstanding before conversion	(240,022)	(6,322,214)
Shares converted into Investor Class (See Note 1)	184,058	4,776,268
Shares converted from Investor Class (See Note 1)	(139,886)	(3,785,399)

Net increase (decrease)	(195,850)	$(5,331,345)

Year ended October 31, 2014:
Shares sold	243,086	$5,969,147
Shares redeemed	(474,273)	(11,674,570)

Net increase (decrease) in shares outstanding before conversion	(231,187)	(5,705,423)
Shares converted into Investor Class (See Note 1)	214,178	5,313,479
Shares converted from Investor Class (See Note 1)	(185,570)	(4,629,779)

Net increase (decrease)	(202,579)	$(5,021,723)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	115,634	$2,812,732
Shares redeemed	(164,673)	(3,983,642)

Net increase (decrease) in shares outstanding before conversion	(49,039)	(1,170,910)
Shares converted from Class B (See Note 1)	(136,057)	(3,295,394)

Net increase (decrease)	(185,096)	$(4,466,304)

Year ended October 31, 2014:
Shares sold	138,712	$3,161,185
Shares redeemed	(229,651)	(5,278,938)

Net increase (decrease) in shares outstanding before conversion	(90,939)	(2,117,753)
Shares converted from Class B (See Note 1)	(213,370)	(4,931,963)

Net increase (decrease)	(304,309)	$(7,049,716)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	123,986	$3,012,024
Shares redeemed	(131,502)	(3,185,103)

Net increase (decrease)	(7,516)	$(173,079)

Year ended October 31, 2014:
Shares sold	151,293	$3,438,941
Shares redeemed	(220,224)	(5,034,216)

Net increase (decrease)	(68,931)	$(1,595,275)

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	3,705,330	$101,342,524
Shares issued to shareholders in reinvestment of dividends and distributions	23,816	638,966
Shares redeemed	(1,874,502)	(50,144,112)

Net increase (decrease)	1,854,644	$51,837,378

Year ended October 31, 2014:
Shares sold	2,281,286	$57,350,687
Shares redeemed	(5,297,646)	(134,911,108)

Net increase (decrease)	(3,016,360)	$(77,560,421)

Class R1	Shares	Amount
Year ended October 31, 2015:
Shares sold	296	$8,180
Shares issued to shareholders in reinvestment of dividends and distributions	4	106
Shares redeemed	(5)	(147)

Net increase (decrease)	295	$8,139

Year ended October 31, 2014:
Shares sold	462	$12,212
Shares redeemed	(7)	(168)

Net increase (decrease)	455	$12,044

Class R2 (a)	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,113	$57,283
Shares redeemed	(186)	(4,835)

Net increase (decrease)	1,927	$52,448

(a)	For the year ended October 31, 2014, there was no share activity.

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay U.S. Small Cap Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay U.S. Small Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay U.S. Small Cap Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2015 the Fund designated approximately $650,006 under the Internal Revenue Code as Qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay U.S. Small Cap Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay U.S. Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

32	MainStay U.S. Small Cap Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673271 MS291-15	MSUSC11-12/15 (NYLIM) NL227

MainStay New York Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Since Inception (5/14/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.18 3.47%	3.35 4.73%	0.85 0.85%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.23 3.42	3.22 4.60	0.97 0.97
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.25 3.25	4.36 4.36	1.22 1.22
Class I Shares	No Sales Charge		3.84	5.04	0.60

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
Barclays New York Municipal Bond Index[3]	2.97%	3.30%
Average Lipper New York Municipal Debt Fund[4]	2.75	2.88

3.	The Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays New York Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper New York Municipal Debt Fund is representative of funds that, by portfolio practice, limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,014.60	$3.81	$1,021.40	$3.82

Investor Class Shares	$1,000.00	$1,014.40	$4.06	$1,021.20	$4.08

Class C Shares	$1,000.00	$1,014.00	$5.33	$1,019.90	$5.35

Class I Shares	$1,000.00	$1,016.90	$2.54	$1,022.70	$2.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Class A, 0.80% for Investor Class, 1.05% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

General	22.6%
Development	18.5
Higher Education	11.2
Medical	8.1
General Obligation	5.7
Tobacco Settlement	5.4
Transportation	4.8
Facilities	4.1
Airport	3.2
Utilities	3.2

Water	2.6%
Nursing Homes	2.3
Education	1.1
Closed–End Fund	1.0
School District	0.6
Single Family Housing	0.2
Power	0.1
Other Assets, Less Liabilities	5.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2015 (Unaudited)

1.	Guam Government, Revenue Bonds, 5.00%–6.50%, due 12/1/24–11/1/40
2.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/40–11/15/44
3.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, 5.50%, due 7/1/17–7/1/24
4.	Long Island Power Authority, Revenue Bonds, 5.00%, due 9/1/44
5.	Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds, 5.00%, due 8/1/32–8/1/42
6.	Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds, 4.75%, due 12/15/32
7.	Hudson Yards Infrastructure Corp., Revenue Bonds, 5.25%–5.75%, due 2/15/47
8.	New York State Dormitory Authority, The New School, Revenue Bonds, 5.00%–6.00%, due 7/1/35–7/1/50
9.	New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds, 5.00%–6.375%, due 1/1/36–1/1/39
10.	Dutchess County Local Development Corp., Revenue Bonds, 5.00%, due 7/1/34–7/1/44

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned 3.47% for Class A shares, 3.42% for Investor Class shares and 3.25% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 3.84%. For the 12 months ended October 31, 2015, all share classes outperformed the 2.97% return of the Barclays New York Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 2.75% return of the Average Lipper2 New York Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s emphasis on lower-quality investment-grade securities (bonds rated A and BBB)3 and its below-investment-grade exposure (which is not reflected in the Barclays New York Municipal Bond Index) contributed positively to the Fund’s performance relative to the Index as credit spreads4 narrowed during the reporting period. The Fund’s exposure to tobacco bonds, as well as its exposure to bonds issued by the Territory of Guam, also helped performance relative to the Index. The Fund’s small exposure to credits from the U.S. Virgin Islands slightly detracted from the Fund’s performance relative to the Index.

What was the Fund’s duration5 strategy during the reporting period?

Overall, our strategy is to keep the Fund’s duration close to that of the average duration of the municipal bonds in which the Fund can invest, as outlined in its prospectus. The Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in securities rated below investment grade. These bonds may differ from those included in the Barclays New York Municipal Bond Index. As a result, the Fund’s duration may also differ from that of the Index. At times, depending on conditions in the municipal market, seasonal technicals (supply and demand), and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer than that of the universe. At the beginning of the reporting period, the Fund’s modified duration to worst6 was 5.4 years, which was longer than the duration of the Barclays New York Municipal Bond Index because of our constructive view of the municipal market. We gradually reduced the Fund’s duration during 2015, and at the end of the reporting period, the Fund’s modified duration to worst was 5.0 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Most of the Fund’s activity during the reporting period stemmed from positive cash flows entering the Fund. In both the primary and secondary market, we were able to buy securities that we felt were attractively priced, and the Fund continued to maintain a high degree of liquidity during the reporting period because of a lack of committed capital from our broker/dealer counterparties. In light of the potential risks of Puerto Rico credit restructurings, the Fund’s Puerto Rico investments were exclusively in bonds guaranteed by monoline insurance companies. In our opinion, investing in insured Puerto Rico credits provided the Fund with above-market tax-free income and uninterrupted payments of principal and interest in the event of a restructuring. This approach to investing in Puerto Rico bonds produced significant outperformance when compared to investing in uninsured Puerto Rico credits during the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Barclays New York Municipal Bond Index consists entirely of investment-grade bonds, but the Fund may opportunistically invest up to 20% of its net assets in below-investment-grade municipal bonds. During the reporting period, the Fund was

1.	See footnote on page 6 for more information on the Barclays New York Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

positioned with a longer maturity and a lower rating profile than the Barclays New York Municipal Bond Index. This strategy made a positive contribution to the Fund’s performance during the reporting period, as credit spreads for bonds rated A and BBB and bonds with below-investment-grade ratings narrowed more than spreads for bonds rated AA and AAA.7 (Contributions take weightings and total returns into account.) This trend spanned the entire universe of municipal sectors and all sectors in the Fund provided positive returns. The Fund’s tobacco bonds were the strongest contributors to performance, producing double-digit returns. Other strong sectors were industrial development revenue/pollution control revenue (“IDR/PCR”) and health care. Guam-backed bonds also provided returns in excess of the Barclays New York Municipal Bond Index. Although the Fund’s small allocations to state general obligation bonds and housing bonds produced positive returns, they were slightly below the benchmark and therefore weak market segments.

How did the Fund’s sector weightings change during the reporting period?

The prevalent sectors in the Fund—such as dedicated tax, higher education, IDR/PCR, health care and other revenue—

continued to reflect our desire to construct a reasonably well-diversified Fund, include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). We believed that the scarcity value of those infrequent issuers would enhance the performance of those specific bonds over time. During the reporting period, we modestly altered the sector weightings in the Fund. We increased exposure to the dedicated tax, other revenue and airport sectors, while we reduced exposure to higher education and health care sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held an overweight position relative to the Barclays New York Municipal Bond Index in bonds with maturities of 15 years or longer. At the end of the reporting period, the Fund also held an overweight position relative to the Index in credits rated BBB. As of October 31, 2015, the Fund held approximately 15% of its net assets in below-investment-grade municipal credits. As of the same date, the Fund held underweight positions relative to the Barclays New York Municipal Bond Index in securities rated AAA and in bonds with maturities of less than 10 years.

7.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value

Municipal Bonds 93.7%†
Airport 3.2%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C 6.00%, due 10/1/23 (a)	$500,000	$553,630
Series C, Insured: AGM 6.00%, due 10/1/34 (a)	1,000,000	1,169,320
Niagara Frontier Transportation Authority, Revenue Bonds
Series A 5.00%, due 4/1/24 (a)	590,000	680,647
Series A 5.00%, due 4/1/27 (a)	700,000	778,820
Series A 5.00%, due 4/1/29 (a)	325,000	357,042

		3,539,459

Development 18.5%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds
6.00%, due 7/15/30	790,000	894,865
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds
Series A 5.375%, due 10/1/41	855,000	943,475
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(b)	1,000,000	1,066,500
♦Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,095,760
5.00%, due 8/1/42	1,000,000	1,072,670
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds
5.00%, due 7/1/39	1,000,000	1,096,390
♦Dutchess County Local Development Corp., Revenue Bonds
Series A 5.00%, due 7/1/34	500,000	550,730
Series A 5.00%, due 7/1/44	1,250,000	1,358,400
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds
Series B 5.25%, due 2/1/39	475,000	525,540
New York City Industrial Development Agency, Revenue Bonds
Series A 5.00%, due 7/1/28 (a)	1,500,000	1,611,855

	Principal Amount	Value

Development (continued)
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	$1,050,000	$1,191,949
Class 3 6.375%, due 7/15/49	545,000	615,109
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds
5.25%, due 10/1/35	1,500,000	1,778,625
♦New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,146,517
Class 3 5.00%, due 3/15/44	500,000	543,695
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,576,110
Class 3 7.25%, due 11/15/44 (b)	500,000	593,430
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	600,000	685,146
6.00%, due 12/1/42	520,000	604,110
Insured: AGM 6.00%, due 12/1/42	380,000	451,531
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A 5.50%, due 5/1/42	1,000,000	1,103,770

		20,506,177

Education 1.1%
Build NYC Resource Corp., Revenue Bonds
5.00%, due 7/1/45	1,120,000	1,243,166

Facilities 4.1%
♦Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds
Insured: AGM 4.75%, due 12/15/32	2,000,000	2,162,260
Puerto Rico Public Buildings Authority, Revenue Bonds
Series H, Insured: AMBAC 5.50%, due 7/1/16	500,000	503,080
Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	1,000,000	1,224,750

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Facilities (continued)
Territory of Guam, Unlimited General Obligation (continued)
Series A 7.00%, due 11/15/39	$500,000	$617,085

		4,507,175

General 22.6%
Build NYC Resource Corp., Bronx Charter School For Excellence, Revenue Bonds
Series A 5.50%, due 4/1/43	750,000	811,958
♦Guam Government, Revenue Bonds
Series D 5.00%, due 11/15/35	1,500,000	1,654,350
Series A 5.375%, due 12/1/24	1,000,000	1,108,420
Series A 6.50%, due 11/1/40	2,000,000	2,399,800
♦Hudson Yards Infrastructure Corp., Revenue Bonds
Series A 5.25%, due 2/15/47	1,400,000	1,531,908
Series A 5.75%, due 2/15/47	525,000	597,697
♦New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	830,000	854,585
Insured: AMBAC 5.00%, due 1/1/39	510,000	523,755
Insured: GTY 6.375%, due 1/1/39	500,000	569,650
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds
5.00%, due 7/1/34	1,000,000	1,114,220
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: GTY (zero coupon), due 3/1/40	380,000	134,083
Insured: GTY (zero coupon), due 3/1/44	500,000	146,575
Insured: GTY (zero coupon), due 3/1/46	3,250,000	876,395
Insured: GTY (zero coupon), due 3/1/47	1,115,000	287,982
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
5.00%, due 5/1/28	500,000	549,644

	Principal Amount	Value

General (continued)
New York City Transitional Finance Authority, Revenue Bonds
6.00%, due 7/15/38	$500,000	$562,905
New York City Trust for Cultural Resources, American Museum National History, Revenue Bonds
Series A 5.00%, due 7/1/41	1,000,000	1,131,650
New York Convention Center Development Corp., Revenue Bonds
5.00%, due 11/15/40	1,500,000	1,693,170
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,000,000	988,270
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/17	1,000,000	1,004,260
Series C, Insured: AMBAC 5.50%, due 7/1/18	980,000	980,519
Series C, Insured: AMBAC 5.50%, due 7/1/24	400,000	380,656
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series C, Insured: AGC 5.25%, due 8/1/23	85,000	86,034
Schenectady Metroplex Development Authority, Revenue Bonds
Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,167,970
Territory of Guam, Section 30, Revenue Bonds
Series A 5.75%, due 12/1/34	500,000	553,710
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Insured: AGM 5.00%, due 10/1/32	1,000,000	1,095,370
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 6.75%, due 10/1/37	750,000	845,872
Virgin Islands Public Finance Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/32	1,200,000	1,314,444

		24,965,852

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
General Obligation 5.7%
City of New York, Unlimited General Obligation
Series H-5 0.30%, due 3/1/34 (c)	$790,000	$790,000
Commonwealth of Puerto Rico, Public Improvement Project, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/35	250,000	234,928
Insured: AGM 5.25%, due 7/1/20	200,000	206,624
Series A, Insured: NATL-RE 5.50%, due 7/1/19	820,000	839,737
Series A, Insured: AGC 5.50%, due 7/1/29	215,000	217,083
Nassau County, General Obligation
Series A 4.00%, due 4/1/27	1,000,000	1,058,260
Newburgh, Limited General Obligation
Series A 5.50%, due 6/15/31	500,000	531,725
Puerto Rico Municipal Finance Agency, Unlimited General Obligation
Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,418,282
Suffolk County Industrial Development Agency, Westhampton Free Association Library, Revenue Bonds
Insured: AMBAC 5.00%, due 6/15/17	315,000	334,530
Town of Oyster Bay, NY, Public Improvement Project, General Obligation
Series B 4.00%, due 12/1/20	100,000	109,873
Series A, Insured: BAM 5.00%, due 1/15/28	500,000	578,880

		6,319,922

Higher Education 11.2%
Cattaraugus County, NY, St. Bonaventure University, Revenue Bonds
5.00%, due 5/1/44	1,200,000	1,261,908
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-1 5.00%, due 8/1/46	1,000,000	937,390
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A 5.00%, due 7/1/39	1,000,000	1,093,750

	Principal Amount	Value

Higher Education (continued)
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds
Series A 5.00%, due 7/1/29	$1,000,000	$1,143,750
Monroe County Industrial Development Corp., John Fisher College, Revenue Bonds
Series A 5.00%, due 6/1/24	330,000	374,019
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds
Insured: ACA 5.25%, due 11/1/37	440,000	473,158
New York City Industrial Development Agency, Vaughn College of Aeronautics & Technology, Revenue Bonds
Series B 5.25%, due 12/1/36	500,000	511,940
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds
6.00%, due 7/1/38	1,500,000	1,719,645
New York State Dormitory Authority, New York University, Revenue Bonds
Series A 5.25%, due 7/1/48	755,000	842,806
♦New York State Dormitory Authority, The New School, Revenue Bonds
Series A 5.00%, due 7/1/35	210,000	238,224
6.00%, due 7/1/50	1,500,000	1,828,665
New York State Dormitory Authority, Touro College & University System, Revenue Bonds
Series A 5.50%, due 1/1/39	350,000	376,954
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A 5.00%, due 7/1/42	1,000,000	1,046,060
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.375%, due 9/1/41	500,000	555,345

		12,403,614

Medical 8.1%
Albany Industrial Development Agency, St. Peter’s Hospital, Revenue Bonds
Series A 5.25%, due 11/15/32	1,400,000	1,532,580

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Medical (continued)
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds
Series A 5.00%, due 12/1/32	$540,000	$596,668
Series A 5.00%, due 12/1/42	1,000,000	1,086,470
Nassau County Local Economic Assistance Corp., Revenue Bonds
5.00%, due 7/1/34	250,000	275,365
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	654,024
Series B 5.00%, due 7/1/32	390,000	425,116
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds
5.00%, due 7/1/42	965,000	1,012,188
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds
Series B 5.00%, due 5/1/39	1,500,000	1,640,340
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds
4.50%, due 7/1/32	965,000	976,040
5.00%, due 7/1/42	500,000	517,730
Suffolk County Economic Development Corp., Revenue Bonds
5.00%, due 7/1/33	250,000	275,952

		8,992,473

Nursing Homes 2.3%
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
5.00%, due 12/1/45	1,625,000	1,719,153
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds
Series A 5.00%, due 7/1/44	750,000	799,635

		2,518,788

Power 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds
Series T, Insured: NATL-RE 5.00%, due 7/1/23	115,000	112,310

	Principal Amount	Value

School District 0.6%
Genesee Valley Central School District at Angelica Belmont, General Obligation
Insured: AGM 4.00%, due 6/15/30	$665,000	$707,753

Single Family Housing 0.2%
New York State Mortgage Agency, Revenue Bonds
Series 135 0.01%, due 4/1/37 (a)(c)	165,000	165,000

Tobacco Settlement 5.4%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds
5.00%, due 6/1/34	750,000	783,990
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.125%, due 6/1/46	2,015,000	1,731,711
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds
Series S 1 (zero coupon), due 6/1/38	1,000,000	250,160
Niagara Tobacco Asset Securitization Corp., Revenue Bonds
5.25%, due 5/15/40	500,000	553,990
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	850,000	923,253
Series B 5.375%, due 6/1/28	825,000	820,487
TSASC, Inc., Revenue Bonds
Series 1 5.125%, due 6/1/42	980,000	912,135

		5,975,726

Transportation 4.8%
Metropolitan Transportation Authority, Revenue Bonds
Series C-1 5.00%, due 11/15/35	750,000	859,597
Series E 5.00%, due 11/15/42	890,000	987,313
Port Authority of New York and New Jersey, Revenue Bonds
Series 178 5.00%, due 12/1/38 (a)	1,500,000	1,653,885
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series N, Insured: NATL-RE 5.25%, due 7/1/32	945,000	883,632

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Transportation (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series N, Insured: GTY 5.25%, due 7/1/36	$1,000,000	$971,080

		5,355,507

Utilities 3.2%
Guam Government Waterworks Authority, Revenue Bonds
5.25%, due 7/1/33	1,210,000	1,349,574
♦Long Island Power Authority, Revenue Bonds
Series A 5.00%, due 9/1/44	2,000,000	2,213,420

		3,562,994

Water 2.6%
Monroe County Water Authority, Revenue Bonds
5.00%, due 8/1/37	750,000	834,495
New York City Water And Sewer System, Revenue Bonds
Series DD 5.00%, due 6/15/34	1,000,000	1,146,010
Saratoga County Water Authority, Revenue Bonds
5.00%, due 9/1/38	810,000	892,531

		2,873,036

Total Municipal Bonds (Cost $99,469,386)		103,748,952

	Shares	Value

Closed–End Fund 1.0%
New York 1.0%
Nuveen New York AMT-Free Municipal Income Fund	84,540	$1,081,266

Total Unaffiliated Investment Company (Cost $1,146,025)		1,081,266

Total Investments (Cost $100,615,411) (d)	94.7%	104,830,218
Other Assets, Less Liabilities	5.3	5,894,948
Net Assets	100.0%	$110,725,166

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2015.

(d)	As of October 31, 2015, cost was $100,617,097 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,607,008
Gross unrealized depreciation	(393,887)

Net unrealized appreciation	$4,213,121

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(125)	December 2015	$(15,960,938)	$50,506

			$(15,960,938)	$50,506

1.	As of October 31, 2015, cash in the amount of $168,750 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC/GTY—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$103,748,952	$—	$103,748,952
Unaffiliated Investment Company	1,081,266	—	—	1,081,266

Total Investments in Securities	1,081,266	103,748,952	—	104,830,218

Other Financial Instruments
Futures Contracts Short (b)	50,506	—	—	50,506

Total Investments in Securities and Other Financial Instruments	$1,131,772	$103,748,952	$—	$104,880,724

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $100,615,411)	$104,830,218
Cash	3,933,794
Cash collateral on deposit at broker	168,750
Receivables:
Dividends and interest	1,553,599
Fund shares sold	556,325
Other assets	2,344

Total assets	111,045,030

Liabilities
Payables:
Fund shares redeemed	83,076
Manager (See Note 3)	39,987
NYLIFE Distributors (See Note 3)	18,129
Professional fees	17,456
Variation margin on futures contracts	9,766
Shareholder communication	7,097
Transfer agent (See Note 3)	3,975
Custodian	1,108
Trustees	280
Accrued expenses	3,415
Dividend payable	135,575

Total liabilities	319,864

Net assets	$110,725,166

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,713
Additional paid-in capital	108,613,581

108,624,294
Undistributed net investment income	7,382
Accumulated net realized gain (loss) on investments and futures transactions	(2,171,823)
Net unrealized appreciation (depreciation) on investments and futures contracts	4,265,313

Net assets	$110,725,166

Class A
Net assets applicable to outstanding shares	$52,996,303

Shares of beneficial interest outstanding	5,128,261

Net asset value per share outstanding	$10.33
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.82

Investor Class
Net assets applicable to outstanding shares	$188,363

Shares of beneficial interest outstanding	18,227

Net asset value per share outstanding	$10.33
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.82

Class C
Net assets applicable to outstanding shares	$18,012,706

Shares of beneficial interest outstanding	1,742,741

Net asset value and offering price per share outstanding	$10.34

Class I
Net assets applicable to outstanding shares	$39,527,794

Shares of beneficial interest outstanding	3,824,147

Net asset value and offering price per share outstanding	$10.34

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$4,762,923
Dividends	52,671

Total income	4,815,594

Expenses
Manager (See Note 3)	553,435
Distribution/Service—Class A (See Note 3)	93,588
Distribution/Service—Investor Class (See Note 3)	414
Distribution/Service—Class C (See Note 3)	50,653
Professional fees	55,894
Transfer agent (See Note 3)	21,340
Shareholder communication	17,169
Custodian	12,172
Registration	10,387
Trustees	2,196
Miscellaneous	11,340

Total expenses before waiver/reimbursement	828,588
Expense waiver/reimbursement from Manager (See Note 3)	(124,276)

Net expenses	704,312

Net investment income (loss)	4,111,282

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	906,662
Futures transactions	(788,649)

Net realized gain (loss) on investments and futures transactions	118,013

Net change in unrealized appreciation (depreciation) on:
Investments	(472,920)
Futures contracts	164,056

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(308,864)

Net realized and unrealized gain (loss) on investments and futures transactions	(190,851)

Net increase (decrease) in net assets resulting from operations	$3,920,431

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,111,282	$3,395,723
Net realized gain (loss) on investments and futures transactions	118,013	(1,467,655)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(308,864)	8,625,290

Net increase (decrease) in net assets resulting from operations	3,920,431	10,553,358

Dividends to shareholders:
From net investment income:
Class A	(1,346,248)	(850,483)
Investor Class	(5,903)	(4,479)
Class C	(331,104)	(145,303)
Class I	(2,427,936)	(2,395,742)

Total dividends to shareholders	(4,111,191)	(3,396,007)

Capital share transactions:
Net proceeds from sale of shares	63,629,777	36,366,039
Net asset value of shares issued to shareholders in reinvestment of dividends	2,800,849	3,173,413
Cost of shares redeemed	(57,202,740)	(19,890,038)

Increase (decrease) in net assets derived from capital share transactions	9,227,886	19,649,414

Net increase (decrease) in net assets	9,037,126	26,806,765

Net Assets
Beginning of year	101,688,040	74,881,275

End of year	$110,725,166	$101,688,040

Undistributed net investment income at end of year	$7,382	$7,291

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,			May 14, 2012** through October 31,
Class A	2015	2014	2013	2012
Net asset value at beginning of period	$10.35	$9.50	$10.38	$10.00

Net investment income (loss)	0.37	0.38	0.36	0.14
Net realized and unrealized gain (loss) on investments	(0.02)	0.85	(0.84)	0.38

Total from investment operations	0.35	1.23	(0.48)	0.52

Less dividends and distributions:
From net investment income	(0.37)	(0.38)	(0.36)	(0.14)
From net realized gain on investments	—	—	(0.04)	—

Total dividends and distributions	(0.37)	(0.38)	(0.40)	(0.14)

Net asset value at end of period	$10.33	$10.35	$9.50	$10.38

Total investment return (a)	3.47%	13.21%	(4.76%)	5.22	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.60%	3.82%	3.61%	3.46	%††
Net expenses	0.75%	0.75%	0.75%	0.75	%††
Expenses (before waiver/reimbursement)	0.86%	0.85%	0.92%	1.13	%††
Portfolio turnover rate	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$52,996	$24,453	$19,314	$2,368

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,			May 14, 2012** through October 31,
Investor Class	2015	2014	2013	2012
Net asset value at beginning of period	$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.37	0.37	0.34	0.13
Net realized and unrealized gain (loss) on investments	(0.02)	0.84	(0.83)	0.38

Total from investment operations	0.35	1.21	(0.49)	0.51

Less dividends and distributions:
From net investment income	(0.37)	(0.37)	(0.34)	(0.13)
From net realized gain on investments	—	—	(0.04)	—

Total dividends and distributions	(0.37)	(0.37)	(0.38)	(0.13)

Net asset value at end of period	$10.33	$10.35	$9.51	$10.38

Total investment return (a)	3.42%	12.95%	(4.86%)	5.16	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.56%	3.71%	3.41%	3.18	%††
Net expenses	0.81%	0.87%	0.98%	0.92	%††
Expenses (before waiver/reimbursement)	0.92%	0.97%	1.15%	1.30	%††
Portfolio turnover rate	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$188	$165	$95	$56

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

20	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			May 14, 2012** through October 31,
Class C	2015	2014	2013	2012
Net asset value at beginning of period	$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.34	0.34	0.32	0.12
Net realized and unrealized gain (loss) on investments	(0.01)	0.84	(0.83)	0.38

Total from investment operations	0.33	1.18	(0.51)	0.50

Less dividends and distributions:
From net investment income	(0.34)	(0.34)	(0.32)	(0.12)
From net realized gain on investments	—	—	(0.04)	—

Total dividends and distributions	(0.34)	(0.34)	(0.36)	(0.12)

Net asset value at end of period	$10.34	$10.35	$9.51	$10.38

Total investment return (a)	3.25%	12.66%	(5.11%)	5.03	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27%	3.45%	3.11%	2.96	%††
Net expenses	1.06%	1.12%	1.23%	1.17	%††
Expenses (before waiver/reimbursement)	1.17%	1.22%	1.40%	1.55	%††
Portfolio turnover rate	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$18,013	$5,538	$3,166	$601

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,			May 14, 2012** through October 31,
Class I	2015	2014	2013	2012
Net asset value at beginning of period	$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.40	0.41	0.39	0.15
Net realized and unrealized gain (loss) on investments	(0.01)	0.84	(0.83)	0.38

Total from investment operations	0.39	1.25	(0.44)	0.53

Less dividends and distributions:
From net investment income	(0.40)	(0.41)	(0.39)	(0.15)
From net realized gain on investments	—	—	(0.04)	—

Total dividends and distributions	(0.40)	(0.41)	(0.43)	(0.15)

Net asset value at end of period	$10.34	$10.35	$9.51	$10.38

Total investment return (a)	3.84%	13.37%	(4.41%)	5.36	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86%	4.09%	3.87%	3.21	%††
Net expenses	0.50%	0.50%	0.50%	0.50	%††
Expenses (before waiver/reimbursement)	0.61%	0.60%	0.67%	0.88	%††
Portfolio turnover rate	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$39,528	$71,532	$52,307	$52,619

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date was on May 14, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

22	MainStay New York Tax Free Opportunities Fund

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response, among other relevant factors, to market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board of Trustees.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection

23

Notes to Financial Statements (continued)

with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of the portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty

24	MainStay New York Tax Free Opportunities Fund

risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$50,506	$50,506

Total Fair Value		$50,506	$50,506

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(788,649)	$(788,649)

Total Realized Gain (Loss)		$(788,649)	$(788,649)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$164,056	$164,056

Total Change in Unrealized Appreciation (Depreciation)		$164,056	$164,056

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(16,755,866)	$(16,755,866)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

25

Notes to Financial Statements (continued)

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $553,435 and waived its fees and/or reimbursed expenses in the amount of $124,276.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $12,193 and $37, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $5,000 and $1,006, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$5,276
Investor Class	118
Class C	7,074
Class I	8,872

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$14,341,868	36.3%

26	MainStay New York Tax Free Opportunities Fund

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$26,605	$116,352	$(2,119,631)	$(135,575)	$4,213,121	$2,100,872

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $2,119,631 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,457	$663

The Fund utilized $282,069 of capital loss carryforwards during the year ended October 31, 2015.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$33,137	$7,722
Exempt Interest Dividends	4,078,054	3,388,285
Total	$4,111,191	$3,396,007

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $22,652 and $19,909, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	3,575,678	$36,977,406
Shares issued to shareholders in reinvestment of dividends and distributions	96,029	993,631
Shares redeemed	(909,699)	(9,394,834)

Net increase (decrease) in shares outstanding before conversion	2,762,008	28,576,203
Shares converted into Class A (See Note 1)	2,822	29,010

Net increase (decrease)	2,764,830	$28,605,213

Year ended October 31, 2014:
Shares sold	2,026,436	$20,141,076
Shares issued to shareholders in reinvestment of dividends and distributions	71,917	715,826
Shares redeemed	(1,764,221)	(17,506,247)

Net increase (decrease) in shares outstanding before conversion	334,132	3,350,655
Shares converted from Class A (See Note 1)	(2,803)	(27,983)

Net increase (decrease)	331,329	$3,322,672

27

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	8,362	$86,549
Shares issued to shareholders in reinvestment of dividends and distributions	534	5,543
Shares redeemed	(3,747)	(39,104)

Net increase (decrease) in shares outstanding before conversion	5,149	52,988
Shares converted from Investor Class (See Note 1)	(2,822)	(29,010)

Net increase (decrease)	2,327	$23,978

Year ended October 31, 2014:
Shares sold	4,141	$41,706
Shares issued to shareholders in reinvestment of dividends and distributions	433	4,317
Shares redeemed	(1,423)	(14,535)

Net increase (decrease) in shares outstanding before conversion	3,151	31,488
Shares converted into Investor Class (See Note 1)	2,803	27,983

Net increase (decrease)	5,954	$59,471

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,307,694	$13,505,351
Shares issued to shareholders in reinvestment of dividends and distributions	19,331	200,076
Shares redeemed	(119,518)	(1,234,486)

Net increase (decrease)	1,207,507	$12,470,941

Year ended October 31, 2014:
Shares sold	352,425	$3,490,019
Shares issued to shareholders in reinvestment of dividends and distributions	10,012	99,890
Shares redeemed	(160,156)	(1,585,206)

Net increase (decrease)	202,281	$2,004,703

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,259,683	$13,060,471
Shares issued to shareholders in reinvestment of dividends and distributions	153,786	1,601,599
Shares redeemed	(4,501,263)	(46,534,316)

Net increase (decrease)	(3,087,794)	$(31,872,246)

Year ended October 31, 2014:
Shares sold	1,254,710	$12,693,238
Shares issued to shareholders in reinvestment of dividends and distributions	236,377	2,353,380
Shares redeemed	(79,102)	(784,050)

Net increase (decrease)	1,411,985	$14,262,568

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay New York Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay New York Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay New York Tax Free Opportunities Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in net assets for each of the year in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and the period from May 14, 2012 (inception date) through October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.2% of the ordinary income dividends paid during its fiscal year ended October 31, 2015 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders In calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal Income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay New York Tax Free Opportunities Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay New York Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

34	MainStay New York Tax Free Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673932 MS291-15	MSNTF11-12/15 (NYLIM) NL222

MainStay Short Duration High Yield Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Since Inception (12/17/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	–0.71 2.36%	2.68 3.77%	1.01 1.01%
Investor Class Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	–0.93 2.14	2.51 3.61	1.12 1.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.39 1.37	2.84 2.84	1.87 1.87
Class I Shares	No Sales Charge		2.51	4.00	0.76
Class R2 Shares	No Sales Charge		2.26	3.66	1.11

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	–0.77%	3.38%
Average Lipper High Yield Fund[4]	–2.24	2.77

3.	The BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$999.30	$5.04	$1,020.20	$5.09

Investor Class Shares	$1,000.00	$998.70	$5.64	$1,019.60	$5.70

Class C Shares	$1,000.00	$993.90	$9.40	$1,015.80	$9.50

Class I Shares	$1,000.00	$1,000.60	$3.78	$1,021.40	$3.82

Class R2 Shares	$1,000.00	$998.80	$5.54	$1,019.70	$5.60

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.00% for Class A, 1.12% for Investor Class, 1.87% for Class C, 0.75% for Class I and 1.10% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/19

2.	T-Mobile USA, Inc., 5.25%–6.542%, due 9/1/18–4/28/20

3.	Valeant Pharmaceuticals International, Inc., 5.375%–7.00%, due 8/15/18–10/15/20

4.	Yum! Brands, Inc., 3.875%–6.25%, due 3/15/18–11/1/20

5.	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%–7.375%, due 1/15/19–4/30/21
6.	Carlson Wagonlit B.V., 6.875%, due 6/15/19

7.	Hughes Satellite Systems Corp., 6.50%, due 6/15/19

8.	Florida East Coast Holdings Corp., 6.75%–9.75%, due 5/1/19–5/1/20

9.	ACI Worldwide, Inc., 6.375%, due 8/15/20

10.	Stone Energy Corp., 1.75%, due 3/1/17

8	MainStay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Duration High Yield Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Short Duration High Yield Fund returned 2.36% for Class A shares, 2.14% for Investor Class shares and 1.37% for Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned 2.51% and Class R2 shares returned 2.26%. For the 12 months ended October 31, 2015, all share classes outperformed the –0.77% return of the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also outperformed the –2.24% return of the Average Lipper2 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed with a bottom-up investment style, which focuses on individual credit selection. Positioning and credit selection within the energy and metals/mining sectors, both of which experienced increased volatility during the reporting period, were the main contributors to the Fund’s relative performance for the 12 months ended October 31, 2015. Within the metals/mining sector, a focus on aluminum and gold mining companies and an underweight position among coal and iron ore credits added to performance relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.

What was the Fund’s duration3 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning is the result of our bottom-up investment selection process. The modified duration to worst4 of the Fund as of October 31, 2015, was 1.92 years. The Fund’s duration was shorter than the 2.31-year duration of the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Because the Fund is managed with a bottom-up investment style, the factors that prompted significant decisions were specific to each individual company. We believed that the valuations and the credit profiles in higher-quality high-yield bonds were attractive. As a result, the Fund remained conservatively positioned during the reporting period.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, security selection in commodity-related sectors contributed positively to the Fund’s performance relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. Positive security selection in the exploration & production sector added the most to the Fund’s performance relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. The Fund’s underweight position in the oil field equipment & services sector also helped relative performance. In metals/mining, underweight positions in coal and iron ore mining companies added to the Fund’s relative performance as commodity prices declined. Security selection in the support-services sector added to absolute and relative performance.

An underweight position relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in banks and lease financing companies detracted from the Fund’s relative performance because both sectors outperformed the Index. An underweight position in health facilities also detracted from results, as the sector outperformed the Index.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund added bonds of discount retailer Dollar Tree, which were issued in conjunction with the company’s acquisition of Family Dollar. We believed that the acquisition could create savings through synergies if lower-producing stores were divested and management pursued its stated goal of returning the company’s credit rating to investment grade.

The Fund’s position in bonds of water-distribution product company Mueller Water Products was called (redeemed by the issuer prior to maturity) and refinanced with loans that were added to the Fund. We sold the bonds in wireless telecommunications company Sprint because we felt that the yield offered by the bonds no longer provided adequate compensation for the increased risk reflected in the company.

How did the Fund’s sector weightings change during the reporting period?

We constructed a portfolio of what we considered to be higher-quality short-duration high-yield bonds. We looked for resilient credits, as measured by strong asset coverage, conservative

1.	See footnote on page 6 for more information on the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

debt maturities and robust liquidity. During the reporting period, we increased the Fund’s weightings in the energy and media sectors. Over the same period, we decreased the Fund’s weightings in the capital goods and leisure sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held overweight positions in the consumer goods, automotive, basic industry and services sectors relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. As of the same date, the Fund held underweight positions relative to the Index in the banking, energy and financial services and telecommunications sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Duration High Yield Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value
Long-Term Bonds 93.5%† Convertible Bonds 3.2%
Auto Parts & Equipment 0.4%
Exide Technologies, Inc. 7.00%, due 4/30/25 (a)(b)(c)(d)	$2,860,250	$2,202,393

Mining 1.4%
Detour Gold Corp. 5.50%, due 11/30/17	7,127,000	6,882,009

Oil & Gas 1.4%
♦Stone Energy Corp. 1.75%, due 3/1/17	7,604,000	6,957,660

Total Convertible Bonds (Cost $16,188,342)		16,042,062

Corporate Bonds 86.0%
Aerospace & Defense 1.3%
Aerojet Rocketdyne Holdings, Inc. 7.125%, due 3/15/21	3,785,000	3,978,981
Kratos Defense & Security Solutions, Inc. 7.00%, due 5/15/19	1,387,000	1,102,527
Spirit AeroSystems, Inc. 6.75%, due 12/15/20	1,600,000	1,662,000

		6,743,508

Airlines 0.2%
United Continental Holdings, Inc. 6.375%, due 6/1/18	1,120,000	1,184,400

Apparel 0.7%
Wolverine World Wide, Inc. 6.125%, due 10/15/20	3,225,000	3,386,250

Auto Manufacturers 1.0%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (d)	3,320,000	3,452,800
General Motors Financial Co., Inc. 4.75%, due 8/15/17	145,000	150,667
Jaguar Land Rover Automotive PLC
4.125%, due 12/15/18 (d)	670,000	686,750
4.25%, due 11/15/19 (d)	905,000	920,838

		5,211,055

Auto Parts & Equipment 4.9%
Exide Technologies, Inc. 11.00%, due 4/30/20 (a)(b)(d)	1,585,391	1,347,582

	Principal Amount	Value
Auto Parts & Equipment (continued)
International Automotive Components Group S.A. 9.125%, due 6/1/18 (d)	$1,140,000	$1,151,400
♦Schaeffler Holding Finance B.V.
6.25%, due 11/15/19 (c)(d)	2,425,000	2,558,375
6.875%, due 8/15/18 (c)(d)	10,926,000	11,308,410
Tenneco, Inc. 6.875%, due 12/15/20	5,364,000	5,545,035
ZF North America Capital, Inc. 4.00%, due 4/29/20 (d)	2,875,000	2,903,750

		24,814,552

Beverages 0.2%
Constellation Brands, Inc. 3.875%, due 11/15/19	790,000	821,600

Building Materials 2.8%
Boise Cascade Co. 6.375%, due 11/1/20	1,890,000	1,956,150
Gibraltar Industries, Inc. 6.25%, due 2/1/21	631,000	649,930
Headwaters, Inc. 7.25%, due 1/15/19	1,540,000	1,593,900
Summit Materials LLC / Summit Materials Finance Corp. 10.50%, due 1/31/20	3,684,000	3,905,040
USG Corp.
6.30%, due 11/15/16	2,075,000	2,142,437
7.875%, due 3/30/20 (d)	3,378,000	3,563,790
9.75%, due 1/15/18	305,000	342,363

		14,153,610

Chemicals 2.3%
Eagle Spinco, Inc. 4.625%, due 2/15/21	1,410,000	1,372,987
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	4,210,000	4,273,150
PolyOne Corp. 7.375%, due 9/15/20	5,680,000	5,920,832

		11,566,969

Commercial Services 2.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 4.875%, due 11/15/17	1,940,000	1,981,225
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	2,636,000	2,556,920
Modular Space Corp. 10.25%, due 1/31/19 (d)	1,135,000	678,163

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Service Corp. International 7.625%, due 10/1/18	$155,000	$175,383
United Rentals North America, Inc.
7.375%, due 5/15/20	2,610,000	2,769,862
8.25%, due 2/1/21	1,743,000	1,834,507

		9,996,060

Electric 1.1%
Calpine Corp. 6.00%, due 1/15/22 (d)	430,000	451,930
GenOn Energy, Inc.
7.875%, due 6/15/17	4,100,000	3,802,750
9.50%, due 10/15/18	1,780,000	1,566,400

		5,821,080

Electrical Components & Equipment 0.3%
Anixter, Inc. 5.625%, due 5/1/19	1,365,000	1,443,488

Electronics 0.3%
Kemet Corp. 10.50%, due 5/1/18	1,930,000	1,741,825

Engineering & Construction 0.5%
Transfield Services, Ltd. 8.375%, due 5/15/20 (d)	2,655,000	2,708,100

Entertainment 3.0%
Affinity Gaming / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	3,354,000	3,387,540
GLP Capital, L.P. / GLP Financing II, Inc. 4.375%, due 11/1/18	1,600,000	1,656,000
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	6,238,000	6,440,735
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (d)	3,846,000	3,999,840

		15,484,115

Finance—Auto Loans 0.8%
Ally Financial, Inc.
2.75%, due 1/30/17	1,400,000	1,407,000
3.25%, due 2/13/18	2,295,000	2,306,475
3.50%, due 1/27/19	100,000	100,625
6.25%, due 12/1/17	415,000	443,013

		4,257,113

Finance—Consumer Loans 0.1%
OneMain Financial Holdings, Inc. 6.75%, due 12/15/19 (d)	390,000	413,888

	Principal Amount	Value
Finance—Credit Card 0.9%
Alliance Data Systems Corp.
5.25%, due 12/1/17 (d)	$3,425,000	$3,527,750
6.375%, due 4/1/20 (d)	800,000	826,000

		4,353,750

Finance—Investment Banker/Broker 0.3%
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	1,595,000	1,515,250

Finance—Leasing Companies 0.4%
AerCap Ireland Capital, Ltd. / Aercap Global Aviation Trust 4.625%, due 10/30/20	965,000	999,981
Oxford Finance LLC / Oxford Finance Co-Issuer, Inc. 7.25%, due 1/15/18 (d)	1,240,000	1,271,000

		2,270,981

Finance—Mortgage Loan/Banker 1.0%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, due 10/1/17	4,790,000	4,813,950
Prospect Holding Co. LLC / Prospect Holding Finance Co. 10.25%, due 10/1/18 (d)	440,000	215,600

		5,029,550

Finance—Other Services 1.1%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (d)	4,515,000	4,706,887
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (d)	1,000,000	947,500

		5,654,387

Food 1.3%
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (d)	2,020,000	2,131,100
Smithfield Foods, Inc. 7.75%, due 7/1/17	620,000	671,150
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	3,496,000	3,618,360

		6,420,610

Forest Products & Paper 0.5%
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (d)	2,640,000	2,772,000

Gas 0.5%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	2,445,000	2,500,013

12	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Products 0.9%
Alere, Inc. 7.25%, due 7/1/18	$2,000,000	$2,085,000
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (d)	128,000	132,320
Hanger, Inc. 7.125%, due 11/15/18	2,450,000	2,254,000

		4,471,320

Health Care—Services 2.9%
Centene Corp. 5.75%, due 6/1/17	1,044,000	1,088,370
Fresenius Medical Care U.S. Finance, Inc.
6.50%, due 9/15/18 (d)	207,000	227,182
6.875%, due 7/15/17	525,000	564,375
HCA, Inc.
3.75%, due 3/15/19	2,000,000	2,035,000
6.50%, due 2/15/16	760,000	769,880
6.50%, due 2/15/20	2,600,000	2,908,750
8.00%, due 10/1/18	225,000	255,094
Kindred Healthcare, Inc. 8.00%, due 1/15/20	420,000	434,700
Tenet Healthcare Corp.
3.837%, due 6/15/20 (d)(e)	2,800,000	2,779,000
5.50%, due 3/1/19	1,280,000	1,260,800
6.25%, due 11/1/18	1,600,000	1,704,000
Wellcare Health Plans, Inc. 5.75%, due 11/15/20	605,000	632,225

		14,659,376

Holding Companies—Diversified 1.7%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (c)	2,855,000	2,805,037
Carlson Travel Holdings, Inc. 7.50%, due 8/15/19 (c)(d)	5,015,000	5,040,075
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	795,000	781,088

		8,626,200

Home Builders 2.0%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (d)	500,000	462,500
AV Homes, Inc. 8.50%, due 7/1/19	1,140,000	1,140,000
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (d)	2,190,000	2,195,475
CalAtlantic Group, Inc. 10.75%, due 9/15/16	570,000	611,325
D.R. Horton, Inc. 3.75%, due 3/1/19	1,165,000	1,197,038
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	2,435,000	2,396,953

	Principal Amount	Value
Home Builders (continued)
Meritage Homes Corp. 4.50%, due 3/1/18	$2,265,000	$2,293,312

		10,296,603

Household Products & Wares 1.5%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (c)(d)	1,935,000	2,000,306
Prestige Brands, Inc. 8.125%, due 2/1/20	2,840,000	2,974,900
Spectrum Brands, Inc. 6.375%, due 11/15/20	2,664,000	2,843,820

		7,819,026

Housewares 0.4%
Scotts Miracle-Gro Co. (The) 6.625%, due 12/15/20	2,025,000	2,085,750

Insurance 0.7%
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	1,100,000	1,166,000
CNO Financial Group, Inc. 4.50%, due 5/30/20	175,000	182,000
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	1,302,000	1,517,267
USI, Inc. 7.75%, due 1/15/21 (d)	480,000	480,000

		3,345,267

Internet 0.6%
IAC / InterActiveCorp. 4.875%, due 11/30/18	2,775,000	2,851,313

Investment Company 1.1%
American Capital, Ltd. 6.50%, due 9/15/18 (d)	5,611,000	5,793,357

Iron & Steel 1.2%
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 7.125%, due 5/1/18 (d)	4,547,000	4,478,795
Cliffs Natural Resources, Inc. 8.25%, due 3/31/20 (d)	1,670,000	1,494,650

		5,973,445

Leisure Time 1.6%
♦Carlson Wagonlit B.V. 6.875%, due 6/15/19 (d)	7,920,000	8,306,100

Machinery—Construction & Mining 0.5%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (d)	2,390,000	2,410,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	$1,360,000	$1,485,800

Media 4.3%
Cablevision Systems Corp. 7.75%, due 4/15/18	3,505,000	3,680,250
♦CCO Holdings LLC / CCO Holdings Capital Corp.
6.50%, due 4/30/21	3,566,000	3,742,071
7.00%, due 1/15/19	2,621,000	2,693,077
7.375%, due 6/1/20	2,350,000	2,438,125
CCO Safari II LLC 3.579%, due 7/23/20 (d)	2,525,000	2,534,469
CSC Holdings LLC 7.625%, due 7/15/18	1,500,000	1,591,875
DISH DBS Corp. 4.25%, due 4/1/18	2,450,000	2,446,937
Neptune Finco Corp. 10.125%, due 1/15/23 (d)	325,000	343,688
Numericable-SFR
4.875%, due 5/15/19 (d)	2,310,000	2,321,550
6.00%, due 5/15/22 (d)	200,000	200,500

		21,992,542

Metal Fabricate & Hardware 0.9%
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (d)	705,000	669,750
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (d)	3,895,000	3,680,775

		4,350,525

Mining 3.6%
AuRico Gold, Inc. 7.75%, due 4/1/20 (d)	4,410,000	4,170,537
EVRAZ, Inc., N.A. 7.50%, due 11/15/19 (d)	3,045,000	2,900,362
First Quantum Minerals, Ltd. 7.25%, due 10/15/19 (d)	1,810,000	1,411,800
Kaiser Aluminum Corp. 8.25%, due 6/1/20	3,400,000	3,629,500
New Gold, Inc. 7.00%, due 4/15/20 (d)	3,964,000	3,696,430
Petra Diamonds U.S. Treasury PLC 8.25%, due 5/31/20 (d)	1,640,000	1,498,960
St. Barbara, Ltd. 8.875%, due 4/15/18 (d)	1,000,000	950,000

		18,257,589

	Principal Amount	Value
Miscellaneous—Manufacturing 1.0%
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	$3,440,000	$3,663,600
Koppers, Inc. 7.875%, due 12/1/19	914,000	914,000
SPX FLOW, Inc. 6.875%, due 9/1/17	405,000	429,300

		5,006,900

Oil & Gas 4.9%
California Resources Corp. 5.00%, due 1/15/20	3,750,000	2,728,125
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 6.50%, due 4/15/21	1,430,000	1,329,900
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	1,610,000	1,605,975
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (a)(b)(f)	305,000	79,300
Comstock Resources, Inc.
7.75%, due 4/1/19	2,665,000	559,650
10.00%, due 3/15/20 (d)	4,115,000	2,685,037
Gulfport Energy Corp. 7.75%, due 11/1/20	2,425,000	2,400,750
Halcon Resources Corp. 8.625%, due 2/1/20 (d)	1,715,000	1,479,188
LINN Energy LLC / LINN Energy Finance Corp.
6.25%, due 11/1/19	1,405,000	330,175
6.50%, due 5/15/19	210,000	54,600
8.625%, due 4/15/20	760,000	197,600
Oasis Petroleum, Inc. 7.25%, due 2/1/19	3,725,000	3,557,375
PetroQuest Energy, Inc. 10.00%, due 9/1/17	2,175,000	1,892,250
Rex Energy Corp. 8.875%, due 12/1/20	1,961,000	980,500
Whiting Petroleum Corp.
5.00%, due 3/15/19	1,000,000	950,000
6.50%, due 10/1/18	1,070,000	1,024,525
WPX Energy, Inc.
5.25%, due 1/15/17	690,000	693,450
7.50%, due 8/1/20	2,565,000	2,398,275

		24,946,675

Oil & Gas Services 0.1%
FTS International, Inc. 7.837%, due 6/15/20 (d)(e)	695,000	483,049

14	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers 1.3%
AEP Industries, Inc. 8.25%, due 4/15/19	$1,815,000	$1,869,450
Novelis, Inc.
8.375%, due 12/15/17	3,460,000	3,485,950
8.75%, due 12/15/20	1,440,000	1,443,600

		6,799,000

Pharmaceuticals 3.2%
NBTY, Inc. 9.00%, due 10/1/18	4,555,000	4,663,181
♦Valeant Pharmaceuticals International, Inc.
5.375%, due 3/15/20 (d)	5,500,000	4,785,000
6.375%, due 10/15/20 (d)	1,250,000	1,118,750
6.75%, due 8/15/18 (d)	2,870,000	2,769,837
7.00%, due 10/1/20 (d)	3,145,000	2,909,125

		16,245,893

Pipelines 1.7%
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.00%, due 1/15/18 (d)	2,715,000	2,674,275
6.625%, due 10/1/20 (d)	2,670,000	2,649,975
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (d)	3,380,000	3,498,300

		8,822,550

Real Estate 1.0%
AAF Holdings LLC / AAF Finance Co. 12.00%, due 7/1/19 (c)(d)	1,921,592	2,012,868
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	2,785,000	2,854,625

		4,867,493

Real Estate Investment Trusts 0.3%
Equinix, Inc. 4.875%, due 4/1/20	1,495,000	1,562,275

Retail 7.2%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	3,675,000	3,808,219
Building Materials Holding Corp. 9.00%, due 9/15/18 (d)	1,390,000	1,472,566
Dollar Tree, Inc. 5.25%, due 3/1/20 (d)	4,200,000	4,378,500
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (d)	1,310,000	1,218,300
GameStop Corp. 5.50%, due 10/1/19 (d)	3,910,000	4,072,922

	Principal Amount	Value
Retail (continued)
Guitar Center, Inc. 6.50%, due 4/15/19 (d)	$2,050,000	$1,919,313
L Brands, Inc. 8.50%, due 6/15/19	2,504,000	2,954,720
Outerwall, Inc. 6.00%, due 3/15/19	3,655,000	3,636,725
Radio Systems Corp. 8.375%, due 11/1/19 (d)	3,996,000	4,240,755
♦Yum! Brands, Inc.
3.875%, due 11/1/20	1,185,000	1,148,203
5.30%, due 9/15/19	5,425,000	5,663,163
6.25%, due 3/15/18	2,055,000	2,205,627

		36,719,013

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc. 7.125%, due 3/15/21	650,000	679,250

Software 1.8%
♦ACI Worldwide, Inc. 6.375%, due 8/15/20 (d)	6,775,000	7,071,406
Emdeon, Inc.
6.00%, due 2/15/21 (d)	1,170,000	1,148,063
11.00%, due 12/31/19	1,100,000	1,171,500

		9,390,969

Storage & Warehousing 0.9%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (d)	3,435,000	2,997,037
Mobile Mini, Inc. 7.875%, due 12/1/20	1,700,000	1,768,000

		4,765,037

Telecommunications 8.7%
CommScope, Inc. 4.375%, due 6/15/20 (d)	2,305,000	2,351,100
DigitalGlobe, Inc. 5.25%, due 2/1/21 (d)	1,950,000	1,754,181
Frontier Communications Corp. 8.875%, due 9/15/20 (d)	3,485,000	3,617,848
♦Hughes Satellite Systems Corp. 6.50%, due 6/15/19	7,140,000	7,859,355
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19	3,845,000	3,604,687
Sable International Finance, Ltd. 8.75%, due 2/1/20 (d)	2,200,000	2,323,750
Sprint Communications, Inc.
7.00%, due 3/1/20 (d)	1,510,000	1,585,500
9.00%, due 11/15/18 (d)	3,865,000	4,249,065
♦T-Mobile USA, Inc.
5.25%, due 9/1/18	2,075,000	2,121,688
6.464%, due 4/28/19	6,915,000	7,113,806
6.542%, due 4/28/20	2,935,000	3,008,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	$4,340,000	$4,600,400

		44,189,755

Transportation 1.6%
♦Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (d)	5,860,000	5,902,485
9.75%, due 5/1/20 (d)	1,290,000	1,173,900
XPO Logistics, Inc. 7.875%, due 9/1/19 (d)	1,000,000	1,006,250

		8,082,635

Trucking & Leasing 0.5%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (d)	950,000	971,375
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	1,332,000	1,445,220

		2,416,595

Total Corporate Bonds (Cost $449,538,837)		437,966,369

Loan Assignments 4.3% (g)
Building Materials 0.4%
Headwaters, Inc. Term Loan B 4.50%, due 3/24/22	1,995,000	1,999,987

Buildings & Real Estate 1.0%
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	4,962,500	4,979,561

Chemicals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	641,875	634,253

Diversified/Conglomerate Manufacturing 0.2%
NN, Inc. 2015 Term Loan B 5.75%, due 10/19/22	1,350,000	1,343,250

Household Products & Wares 1.0%
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	1,941,349	1,940,136
Spectrum Brands, Inc. USD Term Loan 3.75%, due 6/23/22	3,130,774	3,141,046

		5,081,182

	Principal Amount	Value
Leisure Time 0.3%
Bauer Performance Sports, Ltd. Term Loan B 4.50%, due 4/15/21	$1,400,964	$1,383,452

Lodging 0.2%
Cannery Casino Resorts LLC New Term Loan B 7.00%, due 10/2/18	669,174	647,426
New 2nd Lien Term Loan 11.00%, due 10/2/19	145,000	125,062
Four Seasons Holdings, Inc. New 1st Lien Term Loan 3.50%, due 6/27/20	117,360	116,187

		888,675

Metal Fabricate & Hardware 0.1%
Neenah Foundry Co. Term Loan 6.764%, due 4/26/17 (b)(f)	570,121	561,569

Pharmaceuticals 0.3%
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.188%, due 2/27/21	1,477,500	1,472,729

Retail Stores 0.4%
Dollar Tree, Inc. Term Loan B1 3.50%, due 7/6/22	2,083,386	2,084,503

Textiles 0.3%
Hanesbrands, Inc. USD Term Loan B 3.25%, due 4/15/22	1,492,500	1,499,030

Total Loan Assignments (Cost $21,855,032)		21,928,191

Total Long-Term Bonds (Cost $487,582,211)		475,936,622

	Shares
Common Stock 0.0%‡
Auto Parts & Equipment 0.0%‡
Exide Technologies, Inc. (a)(b)(d)(f)	38,397	153,588

Total Common Stock (Cost $174,105)		153,588

16	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 5.7%
Repurchase Agreement 5.7%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $28,827,367 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 2/29/20, with a Principal Amount of $29,405,000 and a Market Value of $29,405,000)	$28,827,367	$28,827,367

Total Short-Term Investment (Cost $28,827,367)		28,827,367

Total Investments (Cost $516,583,683) (h)	99.2%	504,917,577
Other Assets, Less Liabilities	0.8	4,327,043
Net Assets	100.0%	$509,244,620

‡	Less than one-tenth of a percent.

(a)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31,
2015, the total market value of these securities was $3,782,863, which represented 0.7% of the Fund’s net assets.

(b)	Illiquid security—As of October 31, 2015, the total market value of securities deemed illiquid under procedures approved by the Board of Trustees was $4,344,432, which represented 0.9% of the Fund’s net assets.

(c)	PIK (“Payment in Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Floating rate—Rate shown was the rate in effect as of October 31, 2015.

(f)	Restricted security.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2015.

(h)	As of October 31, 2015, cost was $516,591,520 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$3,777,682
Gross unrealized depreciation	(15,451,625)

Net unrealized depreciation	$(11,673,943)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$13,839,669	$2,202,393	$16,042,062
Corporate Bonds (c)	—	436,539,487	1,426,882	437,966,369
Loan Assignments (d)	—	20,459,879	1,468,312	21,928,191

Total Long-Term Bonds	—	470,839,035	5,097,587	475,936,622

Common Stock (e)	—	—	153,588	153,588
Short-Term Investment
Repurchase Agreement	—	28,827,367	—	28,827,367

Total Investments in Securities	$—	$499,666,402	$5,251,175	$504,917,577

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $2,202,393 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $1,347,582 and $79,300 are held in Auto Parts & Equipment and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $1,343,250 and $125,062 are held in Diversified/Conglomerate Manufacturing and Lodging, respectively, within Loan Assignments whose values were obtained from an independent pricing service which utilized signifigant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(e)	The Level 3 security valued at $153,588 is held in Auto Parts & Equipment within the Common Stock section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, a security with a market value of $130,500 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2014, the fair value was based on information obtained from an independent pricing service, that utilized significant observable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appre- ciation (Depre- ciation)	Purchases		Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appre- ciation (Depre- ciation) from Investments Still Held as of October 31, 2015 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$—	$14,272	$—	$(208,533)	$2,396,654	(c)	$—	$—	$—	$2,202,393	$(208,533)
Coporate Bonds
Auto Parts & Equipment	—	8,608	—	(129,791)	1,468,765	(c)	—	—	—	1,347,582	(129,791)
Oil & Gas	—	—	—	79,300 (d)	—		—	—	—	79,300	79,300
Loan Assignments
Aerospace & Defense	693,263	759	4,561	(3,583)	—		(695,000)	—	—	—	—
Auto Parts & Equipment	2,017,859	2,871	8,666	5,853	—		(2,035,249)	—	—	—	—
Diversified/ Conglomerate Manufacturing	—	53	—	20,197	1,323,000		—	—	—	1,343,250	20,197
Distribution & Wholesale	2,032,230	(47)	(4,695)	3,035	—		(2,030,523)	—	—	—	—
Lodging	150,375	939	1,545	(7,922)	—		(150,375)	130,500	—	125,062	(6,306)
Common Stock
Auto Parts & Equipment	—	—	—	(20,517)	174,105	(c)	—	—	—	153,588	(20,517)

Total	$4,893,727	$27,455	$10,077	$(261,961)	$5,362,524		$(4,911,147)	$130,500	$—	$5,251,175	$(265,650)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Security received through a restructure.

(d)	Fund received the security as part of a class action brought against the issuer.

18	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $516,583,683)	$504,917,577
Cash	621,741
Receivables:
Interest	8,560,828
Fund shares sold	2,051,845
Investment securities sold	430,080
Other assets	17,074

Total assets	516,599,145

Liabilities
Payables:
Investment securities purchased	6,013,323
Fund shares redeemed	732,384
Manager (See Note 3)	268,823
NYLIFE Distributors (See Note 3)	49,639
Transfer agent (See Note 3)	39,751
Professional fees	23,109
Shareholder communication	10,523
Custodian	1,736
Trustees	1,184
Accrued expenses	5,704
Dividend payable	208,349

Total liabilities	7,354,525

Net assets	$509,244,620

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$52,135
Additional paid-in capital	523,583,378

523,635,513
Distributions in excess of net investment income	(15,678)
Accumulated net realized gain (loss) on investments	(2,709,109)
Net unrealized appreciation (depreciation) on investments	(11,666,106)

Net assets	$509,244,620

Class A
Net assets applicable to outstanding shares	$75,869,036

Shares of beneficial interest outstanding	7,768,581

Net asset value per share outstanding	$9.77
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.07

Investor Class
Net assets applicable to outstanding shares	$4,524,605

Shares of beneficial interest outstanding	463,283

Net asset value per share outstanding	$9.77
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.07

Class C
Net assets applicable to outstanding shares	$38,884,456

Shares of beneficial interest outstanding	3,982,344

Net asset value and offering price per share outstanding	$9.76

Class I
Net assets applicable to outstanding shares	$389,911,822

Shares of beneficial interest outstanding	39,915,231

Net asset value and offering price per share outstanding	$9.77

Class R2
Net assets applicable to outstanding shares	$54,701

Shares of beneficial interest outstanding	5,601

Net asset value and offering price per share outstanding	$9.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$26,179,365

Expenses
Manager (See Note 3)	2,983,242
Distribution/Service—Class A (See Note 3)	178,777
Distribution/Service—Investor Class (See Note 3)	8,902
Distribution/Service—Class C (See Note 3)	382,188
Distribution/Service—Class R2 (See Note 3)	124
Transfer agent (See Note 3)	222,199
Registration	121,663
Professional fees	76,402
Shareholder communication	28,053
Custodian	21,051
Trustees	9,136
Shareholder service (See Note 3)	49
Miscellaneous	19,594

Total expenses	4,051,380

Net investment income (loss)	22,127,985

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(2,747,404)
Net change in unrealized appreciation (depreciation) on investments	(8,364,964)

Net realized and unrealized gain (loss) on investments	(11,112,368)

Net increase (decrease) in net assets resulting from operations	$11,015,617

20	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,127,985	$15,505,759
Net realized gain (loss) on investments	(2,747,404)	324,962
Net change in unrealized appreciation (depreciation) on investments	(8,364,964)	(4,044,628)

Net increase (decrease) in net assets resulting from operations	11,015,617	11,786,093

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,346,194)	(3,192,293)
Investor Class	(165,594)	(96,360)
Class C	(1,453,386)	(1,079,919)
Class I	(17,262,247)	(11,015,826)
Class R2	(2,270)	(2,311)

	(22,229,691)	(15,386,709)

From net realized gain on investments:
Class A	(50,892)	(115,510)
Investor Class	(2,304)	(3,534)
Class C	(28,564)	(37,038)
Class I	(253,855)	(317,201)
Class R2	(36)	(58)

	(335,651)	(473,341)

Total dividends and distributions to shareholders	(22,565,342)	(15,860,050)

Capital share transactions:
Net proceeds from sale of shares	260,973,018	336,329,486
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	20,180,711	14,145,242
Cost of shares redeemed	(158,919,102)	(138,360,359)

Increase (decrease) in net assets derived from capital share transactions	122,234,627	212,114,369

Net increase (decrease) in net assets	110,684,902	208,040,412

Net Assets
Beginning of year	398,559,718	190,519,306

End of year	$509,244,620	$398,559,718

Undistributed (distributions in excess of) net investment income at end of year	$(15,678)	$147,356

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,		December 17, 2012** through October 31,
Class A	2015	2014	2013
Net asset value at beginning of period	$10.01	$10.09	$10.00

Net investment income (loss)	0.46	0.46	0.35
Net realized and unrealized gain (loss) on investments	(0.23)	(0.07)	0.09

Total from investment operations	0.23	0.39	0.44

Less dividends and distributions:
From net investment income	(0.46)	(0.45)	(0.35)
From net realized gain on investments	(0.01)	(0.02)	—

Total dividends and distributions	(0.47)	(0.47)	(0.35)

Net asset value at end of period	$9.77	$10.01	$10.09

Total investment return (a)	2.36%	3.98%	4.49	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.70%	4.58%	4.49	%††
Net expenses	1.00%	1.01%	1.05	%††
Expenses (before waiver/reimbursement)	1.00%	1.01%	1.20	%††
Portfolio turnover rate	54%	65%	90%
Net assets at end of period (in 000’s)	$75,869	$71,206	$44,274

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,		December 17, 2012** through October 31,
Investor Class	2015	2014	2013
Net asset value at beginning of period	$10.02	$10.09	$10.00

Net investment income (loss)	0.45	0.44	0.33
Net realized and unrealized gain (loss) on investments	(0.24)	(0.05)	0.09

Total from investment operations	0.21	0.39	0.42

Less dividends and distributions:
From net investment income	(0.45)	(0.44)	(0.33)
From net realized gain on investments	(0.01)	(0.02)	—

Total dividends and distributions	(0.46)	(0.46)	(0.33)

Net asset value at end of period	$9.77	$10.02	$10.09

Total investment return (a)	2.14%	3.97%	4.25	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.59%	4.48%	4.37	%††
Net expenses	1.12%	1.12%	1.18	%††
Expenses (before waiver/reimbursement)	1.12%	1.12%	1.33	%††
Portfolio turnover rate	54%	65%	90%
Net assets at end of period (in 000’s)	$4,525	$2,940	$1,399

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

22	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		December 17, 2012** through October 31,
Class C	2015	2014	2013
Net asset value at beginning of period	$10.01	$10.09	$10.00

Net investment income (loss)	0.39	0.37	0.27
Net realized and unrealized gain (loss) on investments	(0.25)	(0.06)	0.09

Total from investment operations	0.14	0.31	0.36

Less dividends and distributions:
From net investment income	(0.38)	(0.37)	(0.27)
From net realized gain on investments	(0.01)	(0.02)	—

Total dividends and distributions	(0.39)	(0.39)	(0.27)

Net asset value at end of period	$9.76	$10.01	$10.09

Total investment return (a)	1.37%	3.12%	3.69	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.83%	3.73%	3.63	%††
Net expenses	1.87%	1.87%	1.93	%††
Expenses (before waiver/reimbursement)	1.87%	1.87%	2.08	%††
Portfolio turnover rate	54%	65%	90%
Net assets at end of period (in 000’s)	$38,884	$39,106	$14,291

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,		December 17, 2012** through October 31,
Class I	2015	2014	2013
Net asset value at beginning of period	$10.02	$10.09	$10.00

Net investment income (loss)	0.48	0.49	0.37
Net realized and unrealized gain (loss) on investments	(0.23)	(0.06)	0.08

Total from investment operations	0.25	0.43	0.45

Less dividends and distributions:
From net investment income	(0.49)	(0.48)	(0.36)
From net realized gain on investments	(0.01)	(0.02)	—

Total dividends and distributions	(0.50)	(0.50)	(0.36)

Net asset value at end of period	$9.77	$10.02	$10.09

Total investment return (a)	2.51%	4.34%	4.64	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.96%	4.85%	4.59	%††
Net expenses	0.75%	0.76%	0.80	%††
Expenses (before waiver/reimbursement)	0.75%	0.76%	0.95	%††
Portfolio turnover rate	54%	65%	90%
Net assets at end of period (in 000’s)	$389,912	$285,259	$130,529

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,		December 17, 2012** through October 31,
Class R2	2015	2014	2013
Net asset value at beginning of period	$10.01	$10.09	$10.00

Net investment income (loss)	0.44	0.46	0.36
Net realized and unrealized gain (loss) on investments	(0.22)	(0.08)	0.07

Total from investment operations	0.22	0.38	0.43

Less dividends and distributions:
From net investment income	(0.45)	(0.44)	(0.34)
From net realized gain on investments	(0.01)	(0.02)	—

Total dividends and distributions	(0.46)	(0.46)	(0.34)

Net asset value at end of period	$9.77	$10.01	$10.09

Total investment return (a)	2.26%	3.87%	4.37	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.60%	4.48%	4.14	%††
Net expenses	1.10%	1.11%	1.15	%††
Expenses (before waiver/reimbursement)	1.10%	1.11%	1.30	%††
Portfolio turnover rate	54%	65%	90%
Net assets at end of period (in 000’s)	$55	$49	$26

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

24	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares: Class A, Investor Class, Class C, Class I and Class R2 shares. The inception date was on December 17, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within 18 months of the date of purchase. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on redemptions made within 18 months of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

25

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held securities with a value of $3,782,863 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held Level 3 securities with a value of $1,468,312 that were valued by utilizing significant unobservable inputs.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or

26	MainStay Short Duration High Yield Fund

Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call.

Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and

27

Notes to Financial Statements (continued)

within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2015, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(J)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(K)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.05% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and

28	MainStay Short Duration High Yield Fund

acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $2,983,242.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $12,628 and $2,213, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $29,512 and $27,134, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$26,853
Investor Class	5,593
Class C	59,903
Class I	129,832
Class R2	18

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$27,716	50.7%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$192,671	$(2,701,272)	$(208,349)	$(11,673,943)	$(14,390,893)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(61,328)	$61,328	$—

The reclassifications for the Fund are primarily due to reclassification of income for tax purposes.

29

Notes to Financial Statements (continued)

As of October 31, 2015, for federal tax income purposes, capital loss carryforwards of $2,701,272 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,122	$1,579

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$22,565,342	$15,860,050

Note 5–Restricted Securities

As of October 31, 2015, the Fund held the following restricted securities:

Security	Date of Acquisition	Principal Amount/ Shares	Cost	10/31/15 Value	Percent of Net Assets
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$305,000	$—	$79,300	0.0	%‡
Exide Technologies, Inc. Common Stock	4/30/15	38,397	174,105	153,588	0.0	‡
Neenah Foundry Co. Term Loan Loan Assignment 6.764%, due 4/26/17	5/10/13	$570,121	560,511	561,569	0.1
Total			$734,616	$794,457	0.1%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $346,884 and $234,911, respectively.

The Fund may purchase securities from or sell to other funds managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. During the year ended October 31, 2015, such purchases were $2,092.

30	MainStay Short Duration High Yield Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	4,186,822	$41,532,405
Shares issued to shareholders in reinvestment of dividends and distributions	308,298	3,044,603
Shares redeemed	(3,836,873)	(38,075,872)

Net increase (decrease)	658,247	$6,501,136

Year ended October 31, 2014:
Shares sold	7,857,125	$79,558,813
Shares issued to shareholders in reinvestment of dividends and distributions	295,871	2,991,316
Shares redeemed	(5,429,355)	(55,019,018)

Net increase (decrease)	2,723,641	$27,531,111

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	287,213	$2,844,986
Shares issued to shareholders in reinvestment of dividends and distributions	16,292	160,842
Shares redeemed	(133,756)	(1,329,434)

Net increase (decrease)	169,749	$1,676,394

Year ended October 31, 2014:
Shares sold	237,435	$2,403,724
Shares issued to shareholders in reinvestment of dividends and distributions	9,576	96,755
Shares redeemed	(92,101)	(934,266)

Net increase (decrease)	154,910	$1,566,213

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,218,374	$12,052,727
Shares issued to shareholders in reinvestment of dividends and distributions	124,473	1,229,054
Shares redeemed	(1,266,276)	(12,542,914)

Net increase (decrease)	76,571	$738,867

Year ended October 31, 2014:
Shares sold	2,908,219	$29,480,407
Shares issued to shareholders in reinvestment of dividends and distributions	91,980	929,089
Shares redeemed	(510,493)	(5,163,379)

Net increase (decrease)	2,489,706	$25,246,117

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	20,618,774	$204,537,268
Shares issued to shareholders in reinvestment of dividends and distributions	1,593,901	15,743,906
Shares redeemed	(10,777,380)	(106,969,873)

Net increase (decrease)	11,435,295	$113,311,301

Year ended October 31, 2014:
Shares sold	22,193,487	$224,814,542
Shares issued to shareholders in reinvestment of dividends and distributions	1,002,061	10,125,714
Shares redeemed	(7,647,396)	(77,193,620)

Net increase (decrease)	15,548,152	$157,746,636

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	576	$5,632
Shares issued to shareholders in reinvestment of dividends and distributions	233	2,306
Shares redeemed	(102)	(1,009)

Net increase (decrease)	707	$6,929

Year ended October 31, 2014:
Shares sold	7,066	$72,000
Shares issued to shareholders in reinvestment of dividends and distributions	235	2,368
Shares redeemed	(4,993)	(50,076)

Net increase (decrease)	2,308	$24,292

Note 10–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Duration High Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Duration High Yield Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

32	MainStay Short Duration High Yield Fund

Federal Income Tax Information

(Unaudited)

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay Short Duration High Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

35

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

36	MainStay Short Duration High Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

37

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay Short Duration High Yield Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673699 MS291-15	MSSHY11-12/15 (NYLIM) NL232

MainStay Cornerstone Growth Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (8/7/06)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.93 4.83%	10.05 11.31%	6.87 7.53%	1.21 1.21%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.04 4.72	9.95 11.20	6.81 7.47	1.30 1.30
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	–0.83 3.91	10.09 10.36	6.67 6.67	2.05 2.05
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.99 3.94	10.36 10.36	6.67 6.67	2.05 2.05
Class	Sales Charge		One Year	Five Years	Since Inception (11/2/09)	Gross Expense Ratio[2]
Class I Shares[3]	No Sales Charge		5.12%	11.60%	12.29%	0.96%
Class	Sales Charge		One Year	Five Years	Since Inception (1/18/13)	Gross Expense Ratio[2]
Class R2 Shares[4]	No Sales Charge		4.72%	11.17%	7.41%	1.31%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount being shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A and Class I shares reflect the historical performance of Class A and Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 11, 2013. Performance data for the classes varies based on differences in their fee and expense structures and the length of time these shares have been offered. Keystone Large Cap
4.

Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares, first offered as of the close of business on January 18, 2013, include the historical performance of Class A shares through January 18, 2013. Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares have been adjusted for differences in fees and expenses. Unadjusted, the performance for the newer classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Growth Index[5]	9.18%	15.30%	9.79%
S&P 500® Index[6]	5.20	14.33	7.71
Average Lipper Multi-Cap Growth Fund[7]	5.49	12.99	8.06

Growth Fund commenced operations, and Class A shares were first offered, on August 7, 2006. Class I shares were first offered on November 2, 2009.
5.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Multi-Cap Growth Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have above-average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cornerstone Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Cornerstone Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$998.10	$5.89	$1,019.30	$5.95

Investor Class Shares	$1,000.00	$997.50	$6.60	$1,018.60	$6.67

Class B Shares	$1,000.00	$994.00	$10.35	$1,014.80	$10.46

Class C Shares	$1,000.00	$994.00	$10.35	$1,014.80	$10.46

Class I Shares	$1,000.00	$999.40	$4.64	$1,020.60	$4.69

Class R2 Shares	$1,000.00	$997.50	$6.49	$1,018.70	$6.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.17% for Class A, 1.31% for Investor Class, 2.06% for Class B and Class C, 0.92% for Class I and 1.29% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

Internet Software & Services	12.0%
Biotechnology	10.4
Specialty Retail	8.0
Technology Hardware, Storage & Peripherals	7.1
Software	6.5
Capital Markets	5.7
Health Care Providers & Services	5.5
Internet & Catalog Retail	5.3
Media	5.3
Beverages	4.6
Oil, Gas & Consumable Fuels	3.7
Household Durables	2.9
Pharmaceuticals	2.6
Road & Rail	2.5

IT Services	2.3%
Textiles, Apparel & Luxury Goods	2.3
Banks	2.2
Leisure Products	2.0
Communications Equipment	1.9
Aerospace & Defense	1.8
Trading Companies & Distributors	1.8
Health Care Technology	1.6
Machinery	1.0
Chemicals	0.7
Short-Term Investment	1.2
Other Assets, Less Liabilities	–0.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc. (Google) Class A

3.	Walt Disney Co. (The)

4.	Amazon.com, Inc.

5.	Home Depot, Inc. (The)
6.	Coca-Cola Co. (The)

7.	Facebook, Inc. Class A

8.	Salesforce.com, Inc.

9.	Ross Stores, Inc.

10.	Anadarko Petroleum Corp.

8	MainStay Cornerstone Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC, the Fund’s Subadvisor.

How did MainStay Cornerstone Growth Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Cornerstone Growth Fund returned 4.83% for Class A shares, 4.72% for Investor Class shares, 3.91% for Class B shares and 3.94% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 5.12% and Class R2 shares returned 4.72%. During the 12 months ended October 31, 2015, all share classes underperformed the 9.18% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes also underperformed the 5.20% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2015, all share classes underperformed the 5.49% return of the Average Lipper2 Multi-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, individual stock selection was a significant driver of the Fund’s underperformance relative to the Russell 1000® Growth Index.

Another important factor was the large amount of acquisition activity that occurred during the reporting period. The Fund benefited from announced acquisitions of three companies in which it held overweight positions relative to the benchmark: Pharmacyclics, Catamaran and Precision Castparts. Discussions of potential deals at other companies in which the Fund invested raised their respective stock prices during the reporting period.

Overall market sentiment was affected by an aggressive deal environment, which offset some of the negative stock selection in the Fund. The Fund held a number of stocks which possessed a degree of “optionality.” Optionality can be defined as the possibility of a merger, an acquisition, a corporate reorganization, or an activist-investor move to force a company to generate additional value for shareholders. We believed that in an environment where organic growth was hard to find, companies might seek to “buy growth.” Since the first quarter of 2015, a total of nine of the Fund’s holdings have either reached an agreement to be acquired, received an unsolicited takeover offer, hired investment bankers to evaluate strategic options or become the subject of rumors of activist involvement. Remaining true to our philosophy and process, we were not event driven investors and picked our stocks through rigorous fundamental research. This optionality theme, however, served as an added benefit in the Fund’s relative performance. Despite these benefits, the Fund underperformed the Russell 1000® Growth Index during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Consumer discretionary, health care and materials made the strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The Fund’s weakest-contributing sectors relative to the Index were information technology, industrials and energy.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Fund’s absolute performance were online retail company Amazon.com, Internet software and services company Alphabet and biotechnology company Pharmacyclics. Amazon.com reported strong first-quarter 2015 results, and the company’s outperformance continued during the second quarter. Profitability from the company’s Amazon Web Services unit was far above expectations. Alphabet, the company formerly known as Google, delivered strong second-quarter 2015 results, which led to the outperformance of the stock. Operating margin results were notably strong and exceeded consensus expectations, as costs were well-controlled and organic revenue growth accelerated. The stock increased in value on the market perception that the Alphabet reorganization and anticipated operating disclosure improvements from new Chief Financial Officer Ruth Porat could lead to greater transparency of core Google profitability. The Fund built its position in Pharmacyclics because of our strong conviction that the company would be successful in treating the diseases for which it already had approval. We also believed that the company would be successful in treating other hematological cancers. Pharmacyclics formed partnerships with large pharmaceutical companies to use its flagship drug in combinations to treat solid tumors. During the reporting period, the company agreed to be acquired by AbbVie for $20 billion.

The most substantial detractors from the Fund’s absolute performance were leading 3D manufacturing company Stratasys, Internet services company Yelp and energy company Anadarko Petroleum. Shares of Stratasys declined sharply after reporting disappointing fourth-quarter 2014 results and issuing weak 2015 guidance. The company’s results were below our expectations primarily because of a revenue shortfall in the Makerbot consumer 3D printing business and incremental investment spending planned for 2015. Shares of Yelp declined 50% during the third quarter of 2015. The stock fell at the start of the quarter following a Bloomberg story that speculated that the

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

chief executive officer had decided not to sell the company. Yelp’s shares continued to decline after the release of second-quarter 2015 results. Anadarko Petroleum detracted from the Fund’s results despite outperforming most of its large-cap energy peers at the end of 2014. The company’s earnings fell sharply with the rest of the energy sector as crude prices declined after OPEC decided to maintain its production targets.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we initiated a position in The Coca-Cola Company because of a perception gap that remained after the North American soft drink industry finally began to experience positive pricing and a growing profit pool. If the industry sustains these trends, we expect that estimates and the company’s valuation may rise, leading to a favorable reward-to-risk ratio. We reestablished a position in Home Depot as the rapidly evolving outlook for fuel prices and interest rates supported a stronger-than-expected consumer environment and increased home-improvement spending. We believed that the company could report superior earnings-per-share growth over the next few years. We believed that the stock was attractively valued and represented a good balance for the Fund. We added to the Fund’s position in Walt Disney as it continued its strong run, helped by another impressive earnings report and solid box office results. We continued to anticipate significant upside to estimates and to the stock, resulting from profit growth at the studio, in the company’s consumer products, and at its parks. We believed that the studio could benefit from an inflection in growth for the domestic film industry on the back of increased investment and for the international industry as a result of rising screen counts and a growing middle class.

We exited the Fund’s position in pharmacy benefit management company Catamaran, which was acquired by UnitedHealth Group in early 2015. Given our relatively cautious market outlook, we held the position for a while because we believed that the deal would close and Catamaran’s stock price would rise to converge on UnitedHealth Group’s offer price, leading to a good return opportunity with low risk. When the regulatory waiting period expired, Catamaran’s stock price approached the deal price and we exited the position. We took advantage of outperformance to materially reduce the Fund’s position in website hosting company Rackspace Hosting prior to the release of its first-quarter 2015 results. We reduced the position again ahead of second-quarter results because of decelerating trends in the managed hosting business and uncertainty about the timing and potential impact of third-party public cloud service offerings. We fully exited the position following the release of second-quarter results. We concluded that the uncertainty surrounding the company’s future growth represented an unwarranted risk for the Fund. We trimmed the Fund’s position in coffee company Starbucks in the first quarter of 2015, as the stock had outperformed the market strongly during the last two quarters of 2014. The move occurred as our thesis—that category-leading innovation and execution would generate consistently strong top-line and earnings-per-share results and that the stock would move higher—came to fruition. As market expectations continued to rise, however, the stock approached our price target and our perception gap had narrowed, so we took profits. We fully exited the position early in the second quarter of 2015.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Growth Index in the information technology, consumer discretionary and industrials sectors. During the reporting period, the Fund decreased its exposure relative to the Index in the health care, financials and materials sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held a significantly overweight position relative to the Russell 1000® Growth Index in the consumer discretionary sector. This was offset to some extent by a significantly underweight position in the consumer staples sector. As of the same date, the Fund held modestly overweight positions relative to the Russell 1000® Growth Index in the health care and energy sectors and underweight positions in the industrials and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cornerstone Growth Fund

Portfolio of Investments October 31, 2015

	Shares	Value
Common Stocks 99.7%†
Aerospace & Defense 1.8%
Textron, Inc.	476,846	$20,108,596

Banks 2.2%
First Republic Bank	376,196	24,569,361

Beverages 4.6%
♦Coca-Cola Co. (The)	1,187,884	50,306,887

Biotechnology 10.4%
Alexion Pharmaceuticals, Inc. (a)	187,133	32,935,408
Gilead Sciences, Inc.	297,482	32,166,729
Puma Biotechnology, Inc. (a)	220,859	18,203,199
Vertex Pharmaceuticals, Inc. (a)	251,383	31,357,515

		114,662,851

Capital Markets 5.7%
Affiliated Managers Group, Inc. (a)	94,699	17,070,442
Ameriprise Financial, Inc.	169,393	19,541,176
Charles Schwab Corp. (The)	866,125	26,434,135

		63,045,753

Chemicals 0.7%
Ecolab, Inc.	67,518	8,125,791

Communications Equipment 1.9%
Palo Alto Networks, Inc. (a)	127,807	20,576,927

Health Care Providers & Services 5.5%
Cigna Corp.	146,563	19,645,304
Envision Healthcare Holdings, Inc. (a)	1,041,759	29,377,604
Humana, Inc.	61,846	11,047,551

		60,070,459

Health Care Technology 1.6%
HMS Holdings Corp. (a)	1,661,588	17,496,522

Household Durables 2.9%
PulteGroup, Inc.	1,738,628	31,869,051

Internet & Catalog Retail 5.3%
♦Amazon.com, Inc. (a)	92,224	57,723,002

Internet Software & Services 12.0%
♦Alphabet, Inc. (Google) Class A (a)	89,743	66,175,591
CoStar Group, Inc. (a)	61,548	12,498,552
♦Facebook, Inc. Class A (a)	427,147	43,556,180

	Shares	Value
Internet Software & Services (continued)
Pandora Media, Inc. (a)	833,112	$9,589,119

		131,819,442

IT Services 2.3%
Visa, Inc. Class A	319,159	24,760,355

Leisure Products 2.0%
Polaris Industries, Inc.	192,340	21,607,476

Machinery 1.0%
WABCO Holdings, Inc. (a)	100,292	11,255,771

Media 5.3%
♦Walt Disney Co. (The)	513,887	58,449,507

Oil, Gas & Consumable Fuels 3.7%
♦Anadarko Petroleum Corp.	492,597	32,944,887
EOG Resources, Inc.	95,050	8,160,043

		41,104,930

Pharmaceuticals 2.6%
Perrigo Co. PLC	178,726	28,192,239

Road & Rail 2.5%
J.B. Hunt Transport Services, Inc.	366,023	27,953,177

Software 6.5%
Imperva, Inc. (a)	232,880	16,445,986
Microsoft Corp.	113,563	5,977,956
♦Salesforce.com, Inc. (a)	449,260	34,911,995
Tableau Software, Inc. Class A (a)	164,494	13,810,916

		71,146,853

Specialty Retail 8.0%
♦Home Depot, Inc. (The)	442,047	54,654,691
♦Ross Stores, Inc.	656,330	33,197,171

		87,851,862

Technology Hardware, Storage & Peripherals 7.1%
♦Apple, Inc.	653,489	78,091,935

Textiles, Apparel & Luxury Goods 2.3%
NIKE, Inc. Class B	196,291	25,720,010

Trading Companies & Distributors 1.8%
HD Supply Holdings, Inc. (a)	643,388	19,166,529

Total Common Stocks (Cost $959,561,969)		1,095,675,286

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Short-Term Investment 1.2%
Repurchase Agreement 1.2%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $13,464,442 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 2/29/20, with a Principal Amount of $13,735,000 and a Market Value of $13,735,000)	$13,464,442	$13,464,442

Total Short-Term Investment (Cost $13,464,442)		13,464,442

Total Investments (Cost $973,026,411) (b)	100.9%	1,109,139,728
Other Assets, Less Liabilities	(0.9)	(9,609,185)
Net Assets	100.0%	$1,099,530,543
(a)	Non-income producing security.

(b)	As of October 31, 2015, cost was $973,351,034 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$177,490,810
Gross unrealized depreciation	(41,702,116)

Net unrealized appreciation	$135,788,694

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,095,675,286	$—	$—	$1,095,675,286
Short-Term Investment
Repurchase Agreement	—	13,464,442	—	13,464,442

Total Investments in Securities	$1,095,675,286	$13,464,442	$—	$1,109,139,728

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $973,026,411)	$1,109,139,728
Receivables:
Investment securities sold	18,160,706
Fund shares sold	833,306
Dividends	176,687
Other assets	24,534

Total assets	1,128,334,961

Liabilities
Payables:
Investment securities purchased	26,664,152
Fund shares redeemed	797,119
Manager (See Note 3)	608,371
Transfer agent (See Note 3)	486,775
NYLIFE Distributors (See Note 3)	148,193
Shareholder communication	61,890
Professional fees	23,931
Trustees	2,602
Custodian	1,609
Accrued expenses	9,776

Total liabilities	28,804,418

Net assets	$1,099,530,543

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$33,835
Additional paid-in capital	888,015,505

888,049,340
Accumulated net realized gain (loss) on investments	75,367,886
Net unrealized appreciation (depreciation) on investments	136,113,317

Net assets	$1,099,530,543

Class A
Net assets applicable to outstanding shares	$294,445,398

Shares of beneficial interest outstanding	9,106,925

Net asset value per share outstanding	$32.33
Maximum sales charge (5.50% of offering price)	1.88

Maximum offering price per share outstanding	$34.21

Investor Class
Net assets applicable to outstanding shares	$224,401,764

Shares of beneficial interest outstanding	6,974,688

Net asset value per share outstanding	$32.17
Maximum sales charge (5.50% of offering price)	1.87

Maximum offering price per share outstanding	$34.04

Class B
Net assets applicable to outstanding shares	$43,402,611

Shares of beneficial interest outstanding	1,380,180

Net asset value and offering price per share outstanding	$31.45

Class C
Net assets applicable to outstanding shares	$5,265,304

Shares of beneficial interest outstanding	167,446

Net asset value and offering price per share outstanding	$31.44

Class I
Net assets applicable to outstanding shares	$531,981,369

Shares of beneficial interest outstanding	16,204,553

Net asset value and offering price per share outstanding	$32.83

Class R2
Net assets applicable to outstanding shares	$34,097

Shares of beneficial interest outstanding	1,058

Net asset value and offering price per share outstanding (a)	$32.22

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends	$9,206,169

Expenses
Manager (See Note 3)	7,794,319
Transfer agent (See Note 3)	2,865,077
Distribution/Service—Class A (See Note 3)	754,657
Distribution/Service—Investor Class (See Note 3)	583,437
Distribution/Service—Class B (See Note 3)	477,034
Distribution/Service—Class C (See Note 3)	50,881
Distribution/Service—Class R2 (See Note 3)	83
Registration	121,844
Shareholder communication	102,355
Professional fees	91,209
Trustees	22,431
Custodian	21,680
Shareholder service (See Note 3)	33
Miscellaneous	37,415

Total expenses before waiver/reimbursement	12,922,455
Expense waiver/reimbursement from Manager (See Note 3)	(141,338)

Net expenses	12,781,117

Net investment income (loss)	(3,574,948)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	80,826,543
Net change in unrealized appreciation (depreciation) on investments	(22,025,853)

Net realized and unrealized gain (loss) on investments	58,800,690

Net increase (decrease) in net assets resulting from operations	$55,225,742

14	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(3,574,948)	$(2,922,810)
Net realized gain (loss) on investments	80,826,543	106,676,942
Net change in unrealized appreciation (depreciation) on investments	(22,025,853)	15,515,453

Net increase (decrease) in net assets resulting from operations	55,225,742	119,269,585

Dividends and distributions to shareholders:
From net investment income:
Class A	—	(244,081)
Class I	—	(1,673,008)

	—	(1,917,089)

From net realized gain on investments:
Class A	(26,165,915)	(15,607,079)
Investor Class	(21,114,525)	(12,050,558)
Class B	(4,630,871)	(2,942,828)
Class C	(435,809)	(221,686)
Class I	(48,731,200)	(27,960,501)
Class R2	(2,823)	(1,424)

	(101,081,143)	(58,784,076)

Total dividends and distributions to shareholders	(101,081,143)	(60,701,165)

Capital share transactions:
Net proceeds from sale of shares	133,048,562	216,962,318
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	100,526,565	60,350,076
Cost of shares redeemed	(242,996,878)	(376,464,396)

Increase (decrease) in net assets derived from capital share transactions	(9,421,751)	(99,152,002)

Net increase (decrease) in net assets	(55,277,152)	(40,583,582)

Net Assets
Beginning of year	1,154,807,695	1,195,391,277

End of year	$1,099,530,543	$1,154,807,695

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,		July 1, 2013 through October 31,		Year ended June 30,
Class A	2015	2014	2013***		2013	2012****	2011****
Net asset value at beginning of period	$33.75	$32.09	$29.72		$29.41	$30.71	$21.10

Net investment income (loss) (a)	(0.12)	(0.09)	(0.01)		0.10	(0.07)	(0.18)
Net realized and unrealized gain (loss) on investments	1.68	3.35	3.88		2.57	0.16	9.79

Total from investment operations	1.56	3.26	3.87		2.67	0.09	9.61

Less dividends and distributions:
From net investment income	—	(0.02)	—		(0.06)	—	—
From net realized gain on investments	(2.98)	(1.58)	(1.50)		(2.30)	(1.39)	—

Total dividends and distributions	(2.98)	(1.60)	(1.50)		(2.36)	(1.39)	—

Net asset value at end of period	$32.33	$33.75	$32.09		$29.72	$29.41	$30.71

Total investment return (b)	4.83%	10.74%	13.40	% (c)	9.64%	0.72%	45.55%
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.38%)	(0.34%)	(0.23	%)††	0.32%	(0.24%)	(0.58%)
After expense waivers and reimbursements	(0.36%)	(0.30%)	(0.14	%)††	0.34%	(0.24%)	(0.65%)
Ratios of expenses to average net assets:
Before waivers/reimbursements of expenses	1.19%	1.21%	1.26	% ††	1.21%	1.34%	1.33%
After expense waivers and reimbursements	1.17%	1.17%	1.17	% ††	1.19%	1.34%	1.40%
Portfolio turnover rate	118%	88%	36%		98%	114%	120%
Net assets at end of period (in 000’s)	$294,445	$298,913	$316,746		$272,378	$35,680	$155,583

***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,		July 1, 2013 through October 31,		January 18, 2013** through June 30,
Investor Class	2015	2014	2013***		2013
Net asset value at beginning of period	$33.64	$32.01	$29.64		$29.20	†

Net investment income (loss) (a)	(0.16)	(0.14)	(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	1.67	3.35	3.87		0.47

Total from investment operations	1.51	3.21	3.87		0.44

Less distributions:
From net realized gain on investments	(2.98)	(1.58)	(1.50)		—

Total dividends and distributions	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$32.17	$33.64	$32.01		$29.64

Total investment return (b)	4.72%	10.58%	13.44	% (c)	1.51	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(0.51%)	(0.43%)	(0.01	%)††	(0.25	%)††
Ratio of expenses to average net assets:	1.32%	1.30%	1.05	% ††	1.77	% ††
Portfolio turnover rate	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$224,402	$239,712	$245,125		$233,120

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class B	2015	2014	2013***		2013
Net asset value at beginning of period	$33.18	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.40)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	1.65	3.32	3.85		0.47

Total from investment operations	1.25	2.95	3.77		0.34

Less distributions:
From net realized gain on investments	(2.98)	(1.58)	(1.50)		—

Total dividends and distributions	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$31.45	$33.18	$31.81		$29.54

Total investment return (b)	3.91%	9.79%	13.14	% (c)	1.16	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(1.26%)	(1.17%)	(0.76	%)††	(0.99	%)††
Ratios of expenses to average net assets:	2.07%	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$43,403	$51,495	$59,371		$55,524

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,		July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class C	2015	2014	2013***		2013
Net asset value at beginning of period	$33.17	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.39)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	1.64	3.31	3.85		0.47

Total from investment operations	1.25	2.94	3.77		0.34

Less distributions:
From net realized gain on investments	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$31.44	$33.17	$31.81		$29.54

Total investment return (b)	3.94%	9.76%	13.14	% (c)	1.16	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(1.25%)	(1.19%)	(0.76	%)††	(1.00	%)††
Ratios of expenses to average net assets:	2.07%	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$5,265	$4,880	$4,325		$3,851

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,		July 1, 2013 through October 31,		Year ended June 30,
Class I	2015	2014	2013***		2013	2012****	2011****
Net asset value at beginning of period	$34.14	$32.44	$30.01		$29.63	$30.84	$21.14

Net investment income (loss) (a)	(0.04)	(0.02)	0.01		0.17	0.00 ‡	(0.11)
Net realized and unrealized gain (loss) on investments	1.71	3.39	3.92		2.61	0.18	9.81

Total from investment operations	1.67	3.37	3.93		2.78	0.18	9.70

Less dividends and distributions:
From net investment income	—	(0.09)	—		(0.10)	—	—
From net realized gain on investments	(2.98)	(1.58)	(1.50)		(2.30)	(1.39)	—

Total dividends and distributions	(2.98)	(1.67)	(1.50)		(2.40)	(1.39)	—

Net asset value at end of period	$32.83	$34.14	$32.44		$30.01	$29.63	$30.84

Total investment return (b)	5.12%	11.00%	13.51	%(c)	9.91%	1.02%	45.88%
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.13%)	(0.09%)	0.04	%††	0.55%	0.01%	(0.34%)
After expense waivers and reimbursements	(0.11%)	(0.05%)	0.11	%††	0.58%	0.01%	(0.38%)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	0.94%	0.96%	0.99	%††	1.00%	1.10%	1.10%
After expense waivers and reimbursements	0.92%	0.92%	0.92	%††	0.97%	1.10%	1.14%
Portfolio turnover rate	118%	88%	36%		98%	114%	120%
Net assets at end of period (in 000’s)	$531,981	$559,776	$569,795		$450,402	$289,136	$142,960

***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Year ended October 31,		July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class R2	2015	2014	2013***		2013
Net asset value at beginning of period	$33.68	$32.04	$29.70		$29.20	†

Net investment income (loss) (a)	(0.15)	(0.14)	(0.04)		0.03
Net realized and unrealized gain (loss) on investments	1.67	3.36	3.88		0.47

Total from investment operations	1.52	3.22	3.84		0.50

Less distributions:
From net realized gain on investments	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$32.22	$33.68	$32.04		$29.70

Total investment return (b)	4.72%	10.60%	13.30	% (c)	1.71	%(c)(d)
Ratios of net investment income (loss) to average net assets:	(0.48%)	(0.44%)	(0.37	%)††	0.23	%††
Ratios of expenses to average net assets:	1.29%	1.31%	1.39	% ††	1.30	%††
Portfolio turnover rate	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$34	$32	$29		$25

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cornerstone Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently offers six classes of shares. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declined depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes.

19

Notes to Financial Statements (continued)

“Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The

20	MainStay Cornerstone Growth Fund

Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps

21

Notes to Financial Statements (continued)

most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management LLC (“CCM” or “Subadvisor”), an affiliate of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and CCM, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.675% from $500 million to $1 billion; and 0.65% in excess of $1 billion. During the year ended October 31, 2015, the effective management fee rate was 0.68%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares do not exceed 1.34% and 1.09% of its average daily net assets, respectively. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses exclude taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and fees and expenses of any other funds in which the Fund invests.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%. These voluntary waivers may be discontinued at any time without notice.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $7,794,319 and waived its fees and/or reimbursed expenses in the amount of $141,338.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $15,454 and $13,589, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $768, $213, $66,296 and $156, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$662,737
Investor Class	805,534
Class B	164,704
Class C	17,556
Class I	1,214,473
Class R2	73

22	MainStay Cornerstone Growth Fund

(E)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$33,372	97.9%

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$10,524,950	$65,167,559	$—	$135,788,694	$211,481,203

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$3,574,948	$(3,574,948)	$—

The reclassifications for the Fund are primarily due to the utilization of a net operating loss.

The Fund utilized $1,402,218 of capital loss carryforwards during the year ended October 31, 2015.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$39,053,386	$56,047,746
Long-Term Capital Gain	62,027,757	4,653,419
Total	$101,081,143	$60,701,165

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $1,331,542 and $1,428,361, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	918,136	$29,781,771
Shares issued to shareholders in reinvestment of dividends and distributions	815,836	25,788,573
Shares redeemed	(1,484,951)	(47,659,142)

Net increase (decrease) in shares outstanding before conversion	249,021	7,911,202
Shares converted into Class A (See Note 1)	564	18,072

Net increase (decrease)	249,585	$7,929,274

Year ended October 31, 2014:
Shares sold	1,312,037	$41,756,369
Shares issued to shareholders in reinvestment of dividends and distributions	513,574	15,602,599
Shares redeemed	(2,840,659)	(89,429,149)

Net increase (decrease) in shares outstanding before conversion	(1,015,048)	(32,070,181)
Shares converted into Class A (See Note 1)	458	14,508

Net increase (decrease)	(1,014,590)	$(32,055,673)

23

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	455,790	$14,331,132
Shares issued to shareholders in reinvestment of dividends and distributions	669,014	21,073,910
Shares redeemed	(1,278,553)	(41,248,229)

Net increase (decrease) in shares outstanding before conversion	(153,749)	(5,843,187)
Shares converted into Investor Class (See Note 1)	3,664	116,344

Net increase (decrease)	(150,085)	$(5,726,843)

Year ended October 31, 2014:
Shares sold	445,873	$14,183,610
Shares issued to shareholders in reinvestment of dividends and distributions	396,433	12,022,055
Shares redeemed	(1,378,654)	(43,884,473)

Net increase (decrease) in shares outstanding before conversion	(536,348)	(17,678,808)
Shares converted into Investor Class (See Note 1)	2,812	88,903

Net increase (decrease)	(533,536)	$(17,589,905)

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	142,226	$4,475,554
Shares issued to shareholders in reinvestment of dividends and distributions	149,109	4,620,880
Shares redeemed	(458,953)	(14,305,525)

Net increase (decrease) in shares outstanding before conversion	(167,618)	(5,209,091)
Shares converted from Class B (See Note 1)	(4,320)	(134,416)

Net increase (decrease)	(171,938)	$(5,343,507)

Year ended October 31, 2014:
Shares sold	140,554	$4,413,977
Shares issued to shareholders in reinvestment of dividends and distributions	97,445	2,934,757
Shares redeemed	(548,894)	(17,268,143)

Net increase (decrease) in shares outstanding before conversion	(310,895)	(9,919,409)
Shares converted from Class B (See Note 1)	(3,308)	(103,411)

Net increase (decrease)	(314,203)	$(10,022,820)

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	45,330	$1,437,134
Shares issued to shareholders in reinvestment of dividends and distributions	12,297	381,075
Shares redeemed	(37,295)	(1,151,555)

Net increase (decrease)	20,332	$666,654

Year ended October 31, 2014:
Shares sold	28,547	$897,161
Shares issued to shareholders in reinvestment of dividends and distributions	6,257	188,335
Shares redeemed	(23,671)	(744,055)

Net increase (decrease)	11,133	$341,441

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	2,546,968	$83,022,254
Shares issued to shareholders in reinvestment of dividends and distributions	1,519,654	48,659,304
Shares redeemed	(4,256,664)	(138,632,427)

Net increase (decrease)	(190,042)	$(6,950,869)

Year ended October 31, 2014:
Shares sold	4,877,287	$155,711,201
Shares issued to shareholders in reinvestment of dividends and distributions	965,142	29,600,906
Shares redeemed	(7,014,692)	(225,138,576)

Net increase (decrease)	(1,172,263)	$(39,826,469)

Class R2	Shares	Amount
Year ended October 31, 2015:
Shares sold	22	$717
Shares issued to shareholders in reinvestment of dividends and distributions	90	2,823

Net increase (decrease)	112	$3,540

Year ended October 31, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	47	$1,424

Net increase (decrease)	47	$1,424

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Cornerstone Growth Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Cornerstone Growth Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the four-month period ended October 31, 2013, and the year or period ended June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods presented through June 30, 2012 were audited by other auditors, whose report thereon dated August 27, 2012, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Cornerstone Growth Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the four-month period ended October 31, 2013, and the year or period ended June 30, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

25

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $62,027,757 as long term capital gain distributions.

For the fiscal year ended October 31, 2015, the Fund designated approximately $9,326,340 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2015, should be multiplied by 21.1% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that are reported on such Form 1099-DIV or substitute Form 1099 are the amounts you are to use on your federal income tax return and potentially differ from the amounts which we are reporting for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Cornerstone Growth Fund

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

28	MainStay Cornerstone Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

30	MainStay Cornerstone Growth Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673513 MS291-15	MSCG11-12/15 (NYLIM) NL223

MainStay California Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Since Inception (2/28/13)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.32 4.38%	2.38 4.16%	0.88 0.88%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.37 4.32	2.25 4.03	1.04 1.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.04 4.04	3.75 3.75	1.30 1.30
Class I Shares	No Sales Charge		4.66	4.43	0.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
Barclays California Municipal Bond Index[3]	3.03%	3.54%
Average Lipper California Municipal Debt Fund[4]	3.02	3.24

3.	The Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays California Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper California Municipal Debt Fund is representative of funds that, by portfolio practice, invest primarily in municipal debt issues that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,022.80	$3.82	$1,021.40	$3.82

Investor Class Shares	$1,000.00	$1,022.40	$4.23	$1,021.00	$4.23

Class C Shares	$1,000.00	$1,020.10	$5.50	$1,019.80	$5.50

Class I Shares	$1,000.00	$1,024.10	$2.55	$1,022.70	$2.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Class A, 0.83% for Investor Class, 1.08% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2015 (Unaudited)

School District	21.6%
General	17.2
Transportation	8.9
Tobacco Settlement	6.4
Water	5.7
General Obligation	5.6
Development	4.9
Medical	4.9
Airport	4.3
Facilities	3.5

Higher Education	2.7%
Nursing Homes	2.2
Education	2.2
Utilities	2.1
Power	1.3
Closed-Ended Funds	1.2
Housing	1.0
Mello-Roos	0.6
Other Assets, Less Liabilities	3.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2015 (Unaudited)

1.	California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds, 5.125%–5.70%, due 6/1/36–6/1/46

2.	Tobacco Securitization Authority Southern California, Asset-Backed, Revenue Bonds, 5.00%–5.125%, due 6/1/37–6/1/46

3.	Puerto Rico Highways & Transportation Authority, Revenue Bonds, 4.125%–5.50%, due 7/1/19–7/1/36

4.	San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, 5.00%–5.25%, due 1/15/44

5.	Guam Government, Business Privilege, Revenue Bonds, 6.50%, due 11/1/40
6.	Santa Barbara Unified School District, Election of 2010, Unlimited General Obligation, (zero coupon)–5.00%, due 8/1/36–8/1/38

7.	Centinela Valley Union High School District, Election 2010, Unlimited General Obligation, (zero coupon)–5.75%, due 8/1/34–8/1/41

8.	Sacramento County, California Airport System, Revenue Bonds, 5.25%, due 7/1/33–7/1/39

9.	Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation, 5.25%–5.75%, due 11/1/31–11/1/34

10.	California Statewide Communities Development Authority, John Muir Health, Revenue Bonds, 5.00%, due 7/1/29

8	MainStay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay California Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay California Tax Free Opportunities Fund returned 4.38% for Class A shares, 4.32% for Investor Class shares and 4.04% for Class C shares for the 12 months ended October 31, 2015. Over the same period, Class I shares returned 4.66%. For the 12 months ended October 31, 2015, all share classes outperformed the 3.03% return of the Barclays California Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 3.02% return of the Average Lipper2 California Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s emphasis on lower-investment-grade securities (bonds rated A and BBB)3 and its below-investment-grade exposure (which is not reflected in the Barclays California Municipal Bond Index) contributed positively to the Fund’s performance relative to the Index as credit spreads4 narrowed and the yield curve5 flattened slightly during the reporting period.

What was the Fund’s duration6 strategy during the reporting period?

Overall, our strategy is to keep the Fund’s duration close to that of the average duration of the municipal bonds in which the Fund can invest, as outlined in its prospectus. The Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in securities rated below investment grade. These bonds may differ from those included in the Barclays California Municipal Bond Index. As a result, the Fund’s duration may also differ from that of the Index. At times, depending on conditions in the municipal market, seasonal technicals (supply and demand), and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer than that of the universe. During the reporting period, the Fund’s duration was slightly longer than that of the Barclays California Municipal Bond Index, as we continued to see value in bonds maturing in more than 15 years. At the end of the reporting period, the Fund’s modified duration to worst7 was 5.30 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Most of the Fund’s activity during the reporting period stemmed from positive cash flows entering the Fund. We were able to buy securities in both the primary and secondary market that we felt were attractively priced, and the Fund continued to maintain a high degree of liquidity during the reporting period because of a lack of committed capital from our broker/dealer counterparties. In light of the potential risks of Puerto Rico credit restructurings, the Fund’s Puerto Rico investments were exclusively in bonds guaranteed by monoline insurance companies. In our opinion, investing in insured Puerto Rico credits provided the Fund with above-market tax-free income and uninterrupted payments of principal and interest in the event of a restructuring. This approach to investing in Puerto Rico bonds produced significant outperformance when compared to investing in uninsured Puerto Rico credits during the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Barclays California Municipal Bond Index consists entirely of investment-grade bonds, but the Fund may opportunistically invest up to 20% of its net assets in below-investment-grade municipal bonds. During the reporting period, the Fund was positioned with a longer maturity and a lower rating profile than the Barclays California Municipal Bond Index. This strategy made a positive contribution to the Fund’s performance during the reporting period as credit spreads for bonds rated A and

1.	See footnote on page 6 for more information on the Barclays California Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

BBB and bonds with non-investment-grade ratings narrowed more than spreads for bonds rated AA and AAA.8 (Contributions take weightings and total returns into account.) This trend spanned the entire universe of municipal sectors. Specifically, the Fund benefited from increased exposure to local general obligation bonds and below-investment grade tobacco-backed bonds, which were among the Fund’s best-performing positions. Although the Fund’s small allocation to U.S. Virgin Island bonds produced positive returns, they were slightly below the benchmark.

How did the Fund’s sector weightings change during the reporting period?

The prevalent sectors in the Fund—such as local general obligation, dedicated tax, toll roads, water/sewer, tobacco and hospitals—continued to reflect our desire to construct a reasonably well-diversified Fund, include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). During the reporting period, the Fund increased its exposure to tobacco-backed bonds and local general obligation bonds. After these adjustments, we also decreased the Fund’s exposure to dedicated tax bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund was overweight relative to the Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund was overweight relative to the Index in credits rated BBB and held approximately 17.5% of its net assets in below-investment-grade municipal credits.

As of October 31, 2015, the Fund held underweight positions relative to the Barclays California Municipal Bond Index in securities rated AAA and in bonds with maturities of less than 10 years. We anticipate maintaining similar underweight positions in the future. We believe that these securities may have higher correlations to inflation and to potentially higher interest rates than the rest of the municipal market should the Federal Reserve begin to raise the federal funds target rate.

8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2015

	Principal Amount	Value
Municipal Bonds 95.1%†
Airport 4.3%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,169,320
City of Los Angeles, Department of Airports, International Airport, Revenue Bonds Series B 5.00%, due 5/15/31	1,500,000	1,714,545
♦Sacramento County, California Airport System, Revenue Bonds
Series B, Insured: AGM 5.25%, due 7/1/33 (a)	1,250,000	1,357,275
Series B, Insured: AGM 5.25%, due 7/1/39 (a)	620,000	669,340

		4,910,480

Development 4.9%
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Projet, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,110,170
♦California Statewide Communities Development Authority, John Muir Health, Revenue Bonds 5.00%, due 7/1/29	1,650,000	1,826,105
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45	500,000	518,135
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	1,000,000	1,108,110
Emeryville Redevelopment Agency Successor Agency, Tax Allocation Series A, Insured: AGM 5.00%, due 9/1/33	385,000	438,592
San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax Series B 5.00%, due 8/1/28	580,000	640,946

		5,642,058

	Principal Amount	Value
Education 2.2%
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/32	$1,095,000	$1,213,698
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	600,000	638,310
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	521,255
Folsom Cordova Unified School District School Facilities Improvement, Election 2007, Unlimited General Obligation Series B, Insured: GTY (zero coupon), due 10/1/34	250,000	111,885

		2,485,148

Facilities 3.5%
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	190,000	191,024
Puerto Rico Public Buildings Authority, Revenue Bonds
Series H, Insured: AMBAC 5.50%, due 7/1/16	505,000	508,111
Series H, Insured: AMBAC 5.50%, due 7/1/17	250,000	251,065
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,445,000	1,537,292
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 5.00%, due 9/1/28	285,000	284,992
Insured: NATL-RE 5.00%, due 9/1/36	320,000	319,974
Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	500,000	612,375
Series A 7.00%, due 11/15/39	300,000	370,251

		4,075,084

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2015. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General 17.2%
Anaheim Public Financing Authority, Revenue Bonds Series A 5.00%, due 5/1/33	$1,000,000	$1,141,060
Brentwood Infrastructure Financing Authority, Special Assessment Series A, Insured: AGM 5.00%, due 9/2/30	715,000	815,736
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	500,000	546,785
Cathedral City Public Financing Authority, Tax Allocation Series A, Insured: NATL-RE (zero coupon), due 8/1/30	1,085,000	550,301
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,479,720
City of San Jose California Special Hotel Tax Convention Center Expansion, Revenue Bonds 6.50%, due 5/1/36	760,000	922,359
Del Mar California Race Track Authority, Revenue Bonds
5.00%, due 10/1/30 (b)	1,000,000	1,083,120
5.00%, due 10/1/38 (b)	500,000	508,235
♦Guam Government, Business Privilege, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	2,087,826
Long Beach Bond Finance Authority, Revenue Bonds Series A 5.50%, due 11/15/32	1,070,000	1,307,251
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,142,860
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 7/1/18	815,000	805,440
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/18	165,000	165,087
Series C, Insured: AMBAC 5.50%, due 7/1/26	1,005,000	941,273

	Principal Amount	Value
General (continued)
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39	$1,000,000	$1,158,230
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	871,178
Southern California Public Power Authority, Natural Gas Project, Revenue Bonds Series A 5.00%, due 11/1/33	1,245,000	1,440,291
Territory of Guam, Section 30, Revenue Bonds Series A 5.75%, due 12/1/34	500,000	553,710
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds Insured: AGM 5.00%, due 10/1/29	1,000,000	1,128,370
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	500,000	563,915
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	470,000	514,824

		19,727,571

General Obligation 5.6%
California State, Unlimited General Obligation 6.00%, due 4/1/38	305,000	355,352
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/23	190,000	190,367
Series C, Insured: AGM 5.25%, due 7/1/26	290,000	292,169
Series A, Insured: NATL-RE 5.50%, due 7/1/16	370,000	375,883
Series A, Insured: NATL-RE 5.50%, due 7/1/19	745,000	762,932
Series A, Insured: AGM 5.50%, due 7/1/27	185,000	186,911
♦Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation
Series C 5.25%, due 11/1/31	1,000,000	1,116,630
Series C 5.75%, due 11/1/34	650,000	785,675

12	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
Marin Healthcare District, Election of 2013, Unlimited General Obligation 4.00%, due 8/1/45	$1,000,000	$1,017,720
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/21	250,000	250,090
Puerto Rico Public Buildings Authority, Revenue Bonds Insured: CIFG 5.25%, due 7/1/20	100,000	103,193
Washington Township Health Care District, Unlimited General Obligation Series B 4.00%, due 8/1/45	1,000,000	1,007,160
Yuba Community College District, Election 2006, Unlimited General Obligation Series B, Insured: AMBAC (zero coupon), due 8/1/42	100,000	26,505

		6,470,587

Higher Education 2.7%
California Educational Facilities Authority, Claremont Mckenna College, Revenue Bonds 5.00%, due 1/1/39	1,630,000	1,790,473
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,015,930
University of California, Revenue Bonds Series AF 5.00%, due 5/15/27	225,000	267,102

		3,073,505

Housing 1.0%
California Municipal Finance Authority, Caritas Affordable Housing, Inc., Revenue Bonds Series A 5.25%, due 8/15/39	1,000,000	1,121,750

Medical 4.9%
California Health Facilities Financing Authority, Lucile Packard Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/51	1,500,000	1,646,295
California Municipal Finance Authority, Community Hospitals Center, Revenue Bonds 5.50%, due 2/1/39	1,000,000	1,109,330

	Principal Amount	Value
Medical (continued)
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/46	$490,000	$529,318
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 5.00%, due 6/15/37	1,000,000	1,097,200
City of Whittier, California, Health Facility Presbyterian Inter Community Hospital, Revenue Bonds 6.25%, due 6/1/36	1,000,000	1,193,200

		5,575,343

Mello-Roos 0.6%
San Marcos Public Facilities Authority, Special Tax Series A, Insured: AGM 4.00%, due 9/1/38	750,000	750,525

Nursing Homes 2.2%
Abag Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	537,315
California Statewide Communities Development Authority, American Baptist Homes West, Revenue Bonds 5.00%, due 10/1/45	1,300,000	1,397,266
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds 5.375%, due 11/15/44	535,000	627,057

		2,561,638

Power 1.3%
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	1,000,000	1,074,900
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: AGM 4.20%, due 7/1/19	220,000	219,360
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	223,283

		1,517,543

School District 21.6%
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	825,000	939,048

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	$1,450,000	$1,785,254
Arcadia Unified School District, Election 2006, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/32	1,000,000	1,049,590
Carpinteria Unified School District, Election 2014, Unlimited General Obligation Series A 5.00%, due 8/1/40	500,000	571,380
Centinela Valley Union High School District, Election 2008, Unlimited General Obligation Series B 6.00%, due 8/1/36	500,000	624,620
♦Centinela Valley Union High School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/34	2,750,000	863,720
Series A 5.75%, due 8/1/41	1,000,000	1,209,600
Coalinga-Huron Joint Unified School District, Election 2010, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/36	2,750,000	1,083,253
Denair Unified School District, Election 2007, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/33	1,105,000	506,742
El Monte Union High School District, Election of 2008, Unlimited General Obligation Series A, Insured: GTY 5.50%, due 6/1/34	1,000,000	1,126,350
Fontana Unified School District, CABS, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,270,205
Los Angeles Unified School District, Unlimited General Obligation Series D 5.00%, due 1/1/34	1,410,000	1,589,592
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	612,930

	Principal Amount	Value
School District (continued)
Oceanside, California Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	$1,250,000	$152,875
Palm Springs Unified School District, Election 2008, Unlimited General Obligation Series C 5.00%, due 8/1/31	360,000	415,379
Pittsburg Unified School District, CABS, Election 2010, Unlimited General Obligation Series C (zero coupon), due 8/1/47	3,500,000	626,535
Pomona Unified School District, Election 2010, Unlimited General Obligation Series C (zero coupon), due 8/1/52	5,000,000	641,200
San Diego Unified School District, Election 1998, Unlimited General Obligation Series E-2, Insured: AGM 5.50%, due 7/1/27	150,000	193,890
San Jacinto Unified School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/31	855,000	980,069
San Mateo Foster City School District, Election, Unlimited General Obligation (zero coupon), due 8/1/42	2,000,000	1,498,520
San Ysidro School District, Unlimited General Obligation
Series F, Insured: AGM (zero coupon), due 8/1/47	2,500,000	326,500
Insured: AGM (zero coupon), due 8/1/47	3,000,000	590,670
♦Santa Barbara Unified School District, Election of 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36	1,000,000	957,210
Series B 5.00%, due 8/1/38	1,000,000	1,122,670
Stockton Unified School District, Unlimited General Obligation
Insured: AGM 5.00%, due 7/1/28	500,000	573,525
Insured: AGM 5.00%, due 1/1/29	200,000	228,158

14	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Taft Elementary School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 6.00%, due 8/1/44	$1,200,000	$1,502,928
Twin Rivers Unified School District, Unlimited General Obligation Series A, Insured: BAM (zero coupon), due 2/1/39	3,500,000	1,021,650
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	689,550

		24,753,613

Tobacco Settlement 6.4%
♦California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
5.125%, due 6/1/38 Series A	550,000	515,383
5.125%, due 6/1/38	1,290,000	1,197,920
5.25%, due 6/1/46	1,000,000	810,160
5.60%, due 6/1/36	500,000	488,630
5.70%, due 6/1/46	1,000,000	946,120
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds Series A-1 5.375%, due 6/1/38	820,000	730,120
♦Tobacco Securitization Authority Southern California, Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/37	1,300,000	1,175,785
Series A-1 5.125%, due 6/1/46	1,625,000	1,445,421

		7,309,539

Transportation 8.9%
Alameda Corridor Transportation Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,170,760
Bay Area Toll Authority, Revenue Bonds Series F-1 5.00%, due 4/1/34	1,000,000	1,139,580
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	591,105

	Principal Amount	Value
Transportation (continued)
Port of Los Angeles, Harbor Department, Revenue Bonds Series A 5.00%, due 8/1/36 (a)	$1,000,000	$1,128,270
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series M, Insured: GTY 4.125%, due 7/1/19	120,000	119,792
Series AA-1, Insured: AGM 4.95%, due 7/1/26	500,000	499,145
Series N, Insured: NATL-RE 5.25%, due 7/1/32	640,000	598,438
Series N, Insured: GTY 5.25%, due 7/1/36	1,000,000	971,080
Insured: AMBAC 5.50%, due 7/1/26	250,000	233,228
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,687,950
♦San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A 5.00%, due 1/15/44	1,000,000	1,060,900
Series B 5.25%, due 1/15/44	1,000,000	1,068,410

		10,268,658

Utilities 2.1%
Guam Government Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,100,000	1,226,885
Turlock Irrigation District, Revenue Bonds 5.50%, due 1/1/41	1,000,000	1,155,620

		2,382,505

Water 5.7%
Anaheim Public Financing Authority, Revenue Bonds Insured: NATL-RE 4.75%, due 2/1/39	500,000	521,195
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (b)	1,270,000	1,305,357
City of Clovis, California, Sewer Revenue Bonds Insured: AGM 5.25%, due 8/1/29	500,000	596,865
City of Riverside, California, Sewer Revenue Bonds Series A 5.00%, due 8/1/40	500,000	563,255

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Water (continued)
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	$1,000,000	$1,102,580
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: GTY 5.00%, due 7/1/28	100,000	98,381
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	576,230
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds Series A 6.25%, due 10/1/38	1,000,000	1,197,920
Stockton Public Financing Authority, Water Systems Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 4.75%, due 10/1/35	25,000	25,075
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	585,830

		6,572,688

Total Municipal Bonds (Cost $104,827,282)		109,198,235

	Shares	Value
Closed-End Funds 1.2%
California 1.2%
BlackRock MuniYield California Insured Fund, Inc.	16,228	$246,666
Nuveen California AMT-Free Municipal Income Fund	70,693	1,065,343

Total Closed-End Funds (Cost $1,292,106)		1,312,009

Total Investments (Cost $106,119,388) (c)	96.3%	110,510,244
Other Assets, Less Liabilities	3.7	4,291,205
Net Assets	100.0%	$114,801,449

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of October 31, 2015, cost was $106,119,388 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,621,243
Gross unrealized depreciation	(230,387)

Net unrealized appreciation	$4,390,856

As of October 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(100)	December 2015	$(12,768,750)	$50,562
United States Long Bond	(35)	December 2015	(5,475,313)	143,205

			$(18,244,063)	$193,767

1.	As of October 31, 2015, cash in the amount of $279,400 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2015.

The following abbreviations are used in the preceding pages:

AGC/GTY—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

NATL-RE—National Public Finance Guarantee Corp.

16	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$109,198,235	$—	$109,198,235
Closed-End Funds	1,312,009	—	—	1,312,009

Total Investments in Securities	1,312,009	109,198,235	—	110,510,244

Other Financial Instruments
Futures Contracts Short (b)	193,767	—	—	193,767

Total Investments in Securities and Other Financial Instruments	$1,505,776	$109,198,235	$—	$110,704,011

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $106,119,388)	$110,510,244
Cash	5,714,030
Cash collateral on deposit at broker	279,400
Receivables:
Fund shares sold	1,623,643
Dividends and interest	1,437,211
Other assets	845

Total assets	119,565,373

Liabilities
Payables:
Investment securities purchased	4,261,878
Fund shares redeemed	193,986
Manager (See Note 3)	38,329
Variation margin on futures contracts	28,594
Professional fees	17,399
NYLIFE Distributors (See Note 3)	13,561
Shareholder communication	4,096
Transfer agent (See Note 3)	3,267
Custodian	1,173
Trustees	272
Accrued expenses	3,131
Dividend payable	198,238

Total liabilities	4,763,924

Net assets	$114,801,449

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,353
Additional paid-in capital	113,456,653

113,468,006
Undistributed net investment income	17,495
Accumulated net realized gain (loss) on investments and futures transactions	(3,268,675)
Net unrealized appreciation (depreciation) on investments and futures contracts	4,584,623

Net assets	$114,801,449

Class A
Net assets applicable to outstanding shares	$47,447,291

Shares of beneficial interest outstanding	4,692,274

Net asset value per share outstanding	$10.11
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.59

Investor Class
Net assets applicable to outstanding shares	$191,521

Shares of beneficial interest outstanding	18,941

Net asset value per share outstanding	$10.11
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.59

Class C
Net assets applicable to outstanding shares	$10,053,121

Shares of beneficial interest outstanding	994,023

Net asset value and offering price per share outstanding	$10.11

Class I
Net assets applicable to outstanding shares	$57,109,516

Shares of beneficial interest outstanding	5,648,216

Net asset value and offering price per share outstanding	$10.11

18	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Interest	$4,778,509
Dividends	75,863

Total income	4,854,372

Expenses
Manager (See Note 3)	558,145
Distribution/Service—Class A (See Note 3)	63,766
Distribution/Service—Investor Class (See Note 3)	356
Distribution/Service—Class C (See Note 3)	31,565
Professional fees	48,319
Transfer agent (See Note 3)	18,089
Custodian	13,359
Shareholder communication	8,671
Registration	6,416
Trustees	2,233
Miscellaneous	10,525

Total expenses before waiver/reimbursement	761,444
Expense waiver/reimbursement from Manager (See Note 3)	(103,446)

Net expenses	657,998

Net investment income (loss)	4,196,374

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	918,350
Futures transactions	(761,522)

Net realized gain (loss) on investments and futures transactions	156,828

Net change in unrealized appreciation (depreciation) on:
Investments	253,684
Futures contracts	181,391

Net change in unrealized appreciation (depreciation) on investments and futures contracts	435,075

Net realized and unrealized gain (loss) on investments and futures transactions	591,903

Net increase (decrease) in net assets resulting from operations	$4,788,277

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended October 31, 2015 and October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,196,374	$2,421,766
Net realized gain (loss) on investments and futures transactions	156,828	(734,390)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	435,075	6,134,838

Net increase (decrease) in net assets resulting from operations	4,788,277	7,822,214

Dividends to shareholders:
From net investment income:
Class A	(919,934)	(178,396)
Investor Class	(5,069)	(2,227)
Class C	(206,853)	(4,258)
Class I	(3,062,162)	(2,239,274)

Total dividends to shareholders	(4,194,018)	(2,424,155)

Capital share transactions:
Net proceeds from sale of shares	88,163,327	39,420,199
Net asset value of shares issued to shareholders in reinvestment of dividends	2,211,572	2,376,452
Cost of shares redeemed	(65,278,658)	(10,253,988)

Increase (decrease) in net assets derived from capital share transactions	25,096,241	31,542,663

Net increase (decrease) in net assets	25,690,500	36,940,722

Net Assets
Beginning of year	89,110,949	52,170,227

End of year	$114,801,449	$89,110,949

Undistributed net investment income at end of year	$17,495	$15,139

20	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		February 28, 2013** through October 31,
Class A	2015	2014	2013
Net asset value at beginning of period	$10.04	$9.16	$10.00

Net investment income (loss)	0.36	0.38	0.22
Net realized and unrealized gain (loss) on investments	0.07	0.87	(0.84)

Total from investment operations	0.43	1.25	(0.62)

Less dividends:
From net investment income	(0.36)	(0.37)	(0.22)

Net asset value at end of period	$10.11	$10.04	$9.16

Total investment return (a)	4.38%	13.93%	(6.23	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.61%	3.94%	4.01	% ††
Net expenses	0.75%	0.75%	0.75	% ††
Expenses (before waiver/reimbursement)	0.84%	0.87%	1.10	% ††
Portfolio turnover rate	50%	69%	142%
Net assets at end of period (in 000’s)	$47,447	$3,058	$4,143

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,		February 28, 2013** through October 31,
Investor Class	2015	2014	2013
Net asset value at beginning of period	$10.04	$9.15	$10.00

Net investment income (loss)	0.36	0.36	0.21
Net realized and unrealized gain (loss) on investments	0.07	0.89	(0.85)

Total from investment operations	0.43	1.25	(0.64)

Less dividends:
From net investment income	(0.36)	(0.36)	(0.21)

Net asset value at end of period	$10.11	$10.04	$9.15

Total investment return (a)	4.32%	13.85%	(6.43	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.56%	3.67%	3.44	% ††
Net expenses	0.83%	0.91%	0.94	% ††
Expenses (before waiver/reimbursement)	0.92%	1.03%	1.29	% ††
Portfolio turnover rate	50%	69%	142%
Net assets at end of period (in 000’s)	$192	$90	$43

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,		February 28, 2013** through October 31,
Class C	2015	2014	2013
Net asset value at beginning of period	$10.04	$9.16	$10.00

Net investment income (loss)	0.33	0.33	0.20
Net realized and unrealized gain (loss) on investments	0.07	0.88	(0.84)

Total from investment operations	0.40	1.21	(0.64)

Less dividends:
From net investment income	(0.33)	(0.33)	(0.20)

Net asset value at end of period	$10.11	$10.04	$9.16

Total investment return (a)	4.04%	13.39%	(6.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28%	3.03%	3.35	% ††
Net expenses	1.08%	1.17%	1.19	% ††
Expenses (before waiver/reimbursement)	1.17%	1.29%	1.54	% ††
Portfolio turnover rate	50%	69%	142%
Net assets at end of period (in 000’s)	$10,053	$807	$73

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,		February 28, 2013** through October 31,
Class I	2015	2014	2013
Net asset value at beginning of period	$10.04	$9.16	$10.00

Net investment income (loss)	0.39	0.40	0.24
Net realized and unrealized gain (loss) on investments	0.07	0.88	(0.84)

Total from investment operations	0.46	1.28	(0.60)

Less dividends:
From net investment income	(0.39)	(0.40)	(0.24)

Net asset value at end of period	$10.11	$10.04	$9.16

Total investment return (a)	4.66%	14.34%	(6.17	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.85%	4.08%	3.70	% ††
Net expenses	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement)	0.59%	0.62%	0.85	% ††
Portfolio turnover rate	50%	69%	142%
Net assets at end of period (in 000’s)	$57,110	$85,155	$47,911

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

22	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date was on February 28, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

23

Notes to Financial Statements (continued)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in con-

sultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response, among other relevant factors, to market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, the Fund did not hold any illiquid securities. As of October 31, 2015, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board of Trustees.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

24	MainStay California Tax Free Opportunities Fund

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of the portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s

25

Notes to Financial Statements (continued)

cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2015, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$193,767	$193,767

Total Fair Value		$193,767	$193,767

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(761,522)	$(761,522)

Total Realized Gain (Loss)		$(761,522)	$(761,522)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$181,391	$181,391

Total Change in Unrealized Appreciation (Depreciation)		$181,391	$181,391

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(18,520,031)	$(18,520,031)

26	MainStay California Tax Free Opportunities Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $558,145 and waived its fees and/or reimbursed expenses in the amount of $103,446.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $7,799 and $365, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $9,883 and $382, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$3,142
Investor Class	128
Class C	5,708
Class I	9,111

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

27

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$215,733	$(3,074,908)	$(198,238)	$4,390,856	$1,333,443

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. Other temporary differences are primarily due to dividends payable.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $3,074,908 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,075	$—

The Fund utilized $338,220 of capital loss carryforwards during the year ended October 31, 2015.

During the years ended October 31, 2015 and October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$53,691	$9,663
Exempt Interest Dividends	4,140,327	2,414,492
Total	$4,194,018	$2,424,155

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $79,727 and $53,492, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	4,679,274	$47,129,692
Shares issued to shareholders in reinvestment of dividends and distributions	58,961	592,694
Shares redeemed	(350,510)	(3,509,980)

Net increase (decrease)	4,387,725	$44,212,406

Year ended October 31, 2014:
Shares sold	742,221	$7,130,684
Shares issued to shareholders in reinvestment of dividends and distributions	18,082	172,865
Shares redeemed	(908,223)	(8,783,781)

Net increase (decrease)	(147,920)	$(1,480,232)

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	15,965	$160,898
Shares issued to shareholders in reinvestment of dividends and distributions	488	4,916
Shares redeemed	(6,493)	(65,417)

Net increase (decrease)	9,960	$100,397

Year ended October 31, 2014:
Shares sold	4,064	$39,510
Shares issued to shareholders in reinvestment of dividends and distributions	231	2,227

Net increase (decrease)	4,295	$41,737

28	MainStay California Tax Free Opportunities Fund

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,056,386	$10,654,847
Shares issued to shareholders in reinvestment of dividends and distributions	8,928	89,927
Shares redeemed	(151,724)	(1,527,382)

Net increase (decrease)	913,590	$9,217,392

Year ended October 31, 2014:
Shares sold	80,420	$801,601
Shares issued to shareholders in reinvestment of dividends and distributions	342	3,321
Shares redeemed	(8,280)	(82,017)

Net increase (decrease)	72,482	$722,905

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	3,004,411	$30,217,890
Shares issued to shareholders in reinvestment of dividends and distributions	150,787	1,524,035
Shares redeemed	(5,991,224)	(60,175,879)

Net increase (decrease)	(2,836,026)	$(28,433,954)

Year ended October 31, 2014:
Shares sold	3,171,549	$31,448,404
Shares issued to shareholders in reinvestment of dividends and distributions	228,465	2,198,039
Shares redeemed	(149,046)	(1,388,190)

Net increase (decrease)	3,250,968	$32,258,253

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11, Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which addresses the financial reporting of repurchase agreements and other similar transactions. The guidance classifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, as well as require expanded disclosure of these types of transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay California Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay California Tax Free Opportunities Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

30	MainStay California Tax Free Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 98.7% of the ordinary income dividends paid during its fiscal year ended October 31, 2015 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay California Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

34	MainStay California Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay California Tax Free Opportunities Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1673933 MS291-15	MSCTF11-12/15 (NYLIM) NL237

MainStay Emerging Markets Opportunities Fund

Message from the President and Annual Report

October 31, 2015

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Message from the President

The 12-month period ended October 31, 2015, was marked by increased market volatility, particularly after the People’s Bank of China devalued the Chinese yuan on August 11, 2015. Following the devaluation, many stock markets around the world dropped substantially. Some took months to recover.

U.S. large-cap stocks were able to end the reporting period in positive territory. Concerns that the Federal Reserve might raise the federal funds target rate weighed on many investors during the reporting period. Successive developments in employment, inflation and the stock market, however, led the Federal Reserve to repeatedly postpone a tightening move. According to Russell data, U.S. growth stocks outperformed U.S. value stocks at all capitalization levels during the reporting period.

Not all market segments were as fortunate. Emerging-market stocks saw double-digit declines during the reporting period, as slowing growth in China, low oil and gas prices, and slack demand for metals led to fewer exports. International markets overall were somewhat better, but also slightly negative. Some European markets, however, delivered positive returns for the reporting period.

The U.S. bond market saw mixed results. Yields on most short-term U.S. Treasury securities rose, while yields on U.S. Treasury securities of five years and longer declined. High-yield corporate bonds and convertible securities generally declined during the reporting period, while leveraged loans showed positive overall performance. Additionally, municipal bonds generally advanced during the reporting period.

The stock and bond markets are constantly changing, often in unexpected ways. That’s why at MainStay, we encourage investors to view short-term performance in light of their long-term financial goals.

Rather than shifting investments every time the market moves or interest rates change, the portfolio managers of the MainStay Funds seek to pursue the investment objectives of their respective Funds. They may draw upon time-tested investment strategies, risk-management techniques and their own market experience as they seek to position their Funds for the long-term benefit of our shareholders.

The following pages provide more detailed information about the specific markets, securities and investment decisions that most affected your MainStay Fund during the 12 months ended October 31, 2015. We hope that you will carefully review this report and use it as you consider ways to pursue your personal financial goals and objectives.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Total Returns for the Year Ended October 31, 2015

Class	Sales Charge		One Year	Since Inception (11/15/13)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–19.65 –14.97%	–8.68 –6.00%	1.97 1.97%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–19.88 –15.21	–8.90 –6.23	2.20 2.20
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–16.69 –15.88	–6.92 –6.92	2.95 2.95
Class I Shares	No Sales Charge	No Sales Charge	–14.72	–5.76	1.72

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
MSCI Emerging Markets Index[3]	–14.53%	–6.07%
Average Lipper Emerging Markets Fund[4]	–15.02	–6.02

3.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Emerging Markets Fund is representative of funds that seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Emerging Markets Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay Emerging Markets Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2015, to October 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2015, to October 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/15	Ending Account Value (Based on Actual Returns and Expenses) 10/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$802.10	$7.36	$1,017.00	$8.24

Investor Class Shares	$1,000.00	$800.80	$8.44	$1,015.80	$9.45

Class C Shares	$1,000.00	$797.70	$11.83	$1,012.00	$13.24

Class I Shares	$1,000.00	$803.40	$6.18	$1,018.30	$6.92

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.62% for Class A, 1.86% for Investor Class, 2.61% for Class C and 1.36% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2015 (Unaudited)

China	20.1%
Taiwan	16.3
Republic of Korea	15.4
India	9.6
South Africa	6.3
Mexico	4.7
Brazil	4.2
Turkey	3.3
Thailand	3.2
Malaysia	2.7
Chile	1.9
Hong Kong	1.5
Russia	1.3

Hungary	1.1%
Egypt	1.0
Indonesia	0.9
Poland	0.9
Philippines	0.8
Colombia	0.7
United States	0.3
Ukraine	0.2
Czech Republic	0.1
Peru	0.0 ‡
Other Assets, Less Liabilities	3.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of October 31, 2015 (excluding short-term investment) (Unaudited)

1.	Taiwan Semiconductor Manufacturing Co., Ltd.

2.	Tencent Holdings, Ltd.

3.	Naspers, Ltd. Class N

4.	Infosys, Ltd.

5.	China Mobile, Ltd.
6.	America Movil S.A.B. de C.V. Series L

7.	Hyundai Motor Co.

8.	China Life Insurance Co., Ltd.

9.	Chunghwa Telecom Co., Ltd.

10.	Samsung Electronics Co., Ltd.

8	MainStay Emerging Markets Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Emerging Markets Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2015?

Excluding all sales charges, MainStay Emerging Markets Opportunities Fund returned –14.97% for Class A shares, –15.21% for Investor Class and –15.88% for Class C shares for the 12 months ended October 31, 2015. Over the same period, the Fund’s Class I shares returned –14.72%. For the 12 months ended October 31, 2015, all share classes underperformed the –14.53% return of the MSCI Emerging Markets Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class A and Class I shares outperformed—and Investor Class and Class C shares underperformed—the –15.02% return of the Average Lipper2 Emerging Markets Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund held positions in total return swaps, which made a negative contribution to the Fund’s performance. (Contributions take weightings and total returns into account.) The Fund also used a short position in total return swaps to gain short exposure to emerging-market equities in markets where shorting is prohibited. In practice, these swaps are essentially equivalent to shorting the underlying securities, and they contributed positively to the Fund’s performance.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was the primary driver of the Fund’s underperformance relative to the MSCI Emerging Markets Index during the reporting period, while allocation impacts for net weighting decisions were relatively minor. During the reporting period, the Fund benefited from positive stock selection across all regions, but only on a gross basis. The Fund may sell securities short and may invest in securities of companies with market capitalizations outside the range of the MSCI Emerging Markets Index, including smaller companies. The securities of smaller companies are sometimes less efficient than the securities of larger companies. This means that less information may be available to investors, less coverage may be provided by analysts and, in some cases, the company may have less history than larger companies. These inefficiencies may lead to greater pricing discrepancies which, in turn, may offer opportunities for gains. Through opportunistic shorting and by investing outside the MSCI Emerging Markets Index, the Fund seeks to produce returns that exceed those of the Index. Unfortunately, these strategies fell short relative to the Index during the reporting period.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index were materials, industrials and information technology. Favorable stock selection within each sector was responsible for the relative outperformance in these sectors. The sectors that detracted the most from the Fund’s relative performance were consumer discretionary, financials and energy. Poor stock selection within these sectors was responsible for the underperformance relative to the Index. The only sector with a significant allocation impact was utilities, where the Fund’s net overweight position detracted slightly from performance relative to the MSCI Emerging Markets Index.

From a regional perspective, favorable stock selection in Latin America; Asia; and Europe, the Middle East and Africa (“EMEA”) contributed positively to the Fund’s performance relative to the MSCI Emerging Markets Index. The impact of stock selection and allocation was positive across all regions. The total returns of all regions at the Fund level were negative during the reporting period, but all were relatively better than the Index on a gross basis. An underweight allocation to Latin America and an overweight allocation to Asia both provided positive contributions relative to the MSCI Emerging Markets Index.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index were Brazil, China and Poland. The countries that detracted the most from the Fund’s relative performance were Russia, Philippines and South Korea.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Fund’s absolute performance during the reporting period was a short position in PDG Realty SA, a Brazilian real estate company. The company experienced a sharp decline in sales because of a deepening economic slowdown in Brazil. Another strong contributor to the Fund’s absolute performance was a long position in Samsung Electronics, a Korean consumer and industrial electronics company. Samsung Electronics benefited from a revamped smartphone lineup and a weaker Korean won. Another notable contributor to the Fund’s absolute performance was a long position in China Railway Construction, a Chinese infrastructure company listed in Hong Kong. China Railway

1.	See footnote on page 6 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Construction is one of two dominant railway construction companies in China.

The stock that detracted the most from the Fund’s absolute performance during the reporting period was a long position in Petroleo Brasileiro (Petrobras). Petrobras is a Brazilian integrated oil and gas company specializing in exploration and production, oil and gas refining, transportation and distribution. The company was hurt by allegations of corruption during the reporting period. Another detractor from the Fund’s absolute performance was a long position in Banco Bradesco, a Brazil-based banking company. Banco Bradesco was downgraded to speculative grade with a negative outlook as Brazil’s credit rating was cut to below investment grade. Another detractor from the Fund’s absolute performance was a long position in MTN Group, a South Africa-based telecommunications company. The company’s shares suffered because of weakness in emerging-market currencies, including the South African rand, combined with a $5.2 billion fine imposed by Nigerian regulators for failing to disconnect customers with unregistered SIM cards.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund made a significant purchase of PICC Property and Casualty, a Chinese insurance company, moving from an underweight position to an overweight position relative to the MSCI Emerging Markets Index. Prior to the purchase, the stock had steadily become more attractive within our investment process because of improving analyst sentiment, an accelerating long-term price trend and an improving valuation relative to the company’s peers. Another significant purchase during the reporting period was in China Unicom, a telecommunication carrier based in China. The purchase moved the Fund from a zero weight to an overweight position relative to the MSCI Emerging Markets Index in the stock. After the company announced somewhat disappointing second-quarter results—and after Telefonica sold almost $1 billion of China Unicom stock—the company’s lowered stock price made the valuation relative to peers more attractive, at which point we purchased the stock for the Fund. The timing of the Fund’s entry was influenced by analyst upgrades.

The Fund moved from an overweight position relative to the MSCI Emerging Markets Index to an underweight position in MTN Group. Evidence of deteriorating trends and a significant pullback in analyst support led us to sell the stock after competitor

Vodacom announced strategic acquisition intentions. Another significant sale during the reporting period was Sasol, a South African integrated oil & gas company. The Fund dropped from an overweight position relative to the MSCI Emerging Markets Index to an underweight position because of deteriorating revenue in the wake of declining crude oil prices. The sale reflected the unattractiveness of the stock to our investment process and our effort to control overall risk in the Fund.

How did the Fund’s sector and country weightings change during the reporting period?

The Fund utilizes a bottom-up, stock-by-stock security-selection process. The sector changes that result from this process do not reflect top-down assessments of sectors, regions or countries.

During the reporting period, the Fund increased its sector weightings relative to the MSCI Emerging Markets Index in the consumer staples, financials and materials sectors and decreased its sector weightings in the health care, utilities and industrials sectors.

Regionally, the Fund increased its weighting relative to the MSCI Emerging Markets Index in Asia and Latin America and decreased its weightings in EMEA. The Fund increased its country weightings relative to the MSCI Emerging Markets Index in Taiwan, Chile and Hungary and decreased its relative weightings in China, Poland and Brazil.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2015, the Fund held overweight positions relative to the MSCI Emerging Markets Index in the information technology, telecommunication services and utilities sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials, consumer staples and materials sectors.

As of October 31, 2015, the Fund held an overweight position relative to the MSCI Emerging Markets Index in Asia and held underweight positions relative to the Index in Latin America and EMEA. From a country perspective, the Fund held overweight positions relative to the MSCI Emerging Markets Index in Taiwan, Hungary and Chile as of October 31, 2015. As of the same date, the Fund held underweight positions relative to the Index in Brazil, Poland and Indonesia.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Emerging Markets Opportunities Fund

Portfolio of Investments October 31, 2015

	Shares	Value

Common Stocks 93.0%†
Brazil 3.0%
AES Tiete S.A. (Independent Power & Renewable Electricity Producers)	24,500	$85,827
Banco Bradesco S.A. (Banks)	26,640	161,917
Banco do Brasil S.A. (Banks)	60,100	248,875
BM&FBovespa S.A. (Diversified Financial Services)	88,700	262,198
BR Malls Participacoes S.A. (Real Estate Management & Development)	14,400	41,820
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	69,700	302,545
Cia de Saneamento de Minas Gerais-COPASA (Water Utilities)	4,400	14,832
Cia Energetica de Minas Gerais (Electric Utilities)	13,600	23,804
Cielo S.A. (IT Services)	55,600	527,808
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	14,600	33,920
Fibria Celulose S.A. (Paper & Forest Products)	26,600	363,077
JBS S.A. (Food Products)	87,400	322,944
Magazine Luiza S.A. (Multiline Retail)	1	3
Multiplus S.A. (Media)	13,400	119,318
Porto Seguro S.A. (Insurance)	11,200	93,891
Raia Drogasil S.A. (Food & Staples Retailing)	18,900	195,981
Ser Educacional S.A. (Diversified Consumer Services)	22,830	55,587
SLC Agricola S.A. (Food Products)	8,200	36,614
Smiles S.A. (Media)	33,500	261,464
Sul America S.A. (Insurance)	32,000	157,073
TOTVS S.A. (Software)	4,000	35,441
Transmissora Alianca de Energia Eletrica S.A. (Electric Utilities)	44,100	227,558
Tupy S.A. (Auto Components)	19,100	104,500
Via Varejo S.A. (Specialty Retail)	80,300	88,492

		3,765,489

Chile 1.8%
AES Gener S.A. (Independent Power & Renewable Electricity Producers)	135,576	64,933
Banco de Chile (Banks)	2,347,521	248,178
Banco de Credito e Inversiones (Banks)	10,213	416,465
Banco Santander Chile (Banks)	3,477,633	165,195
Corpbanca S.A. (Banks)	54,989,216	504,528
Empresas CMPC S.A. (Paper & Forest Products)	68,561	168,936
Enersis S.A. (Electric Utilities)	2,849,902	754,149

		2,322,384

	Shares	Value

China 20.1%
361 Degrees International, Ltd. (Textiles, Apparel & Luxury Goods)	577,000	$205,471
Agricultural Bank of China, Ltd. Class H (Banks)	1,448,000	595,969
Air China, Ltd. Class H (Airlines)	396,000	383,196
APT Satellite Holdings, Ltd. (Diversified Telecommunication Services)	13,750	13,589
Asia Cement China Holdings Corp. (Construction Materials)	68,000	21,495
AVIC International Holdings, Ltd. Class H (Electronic Equipment, Instruments & Components)	134,000	76,417
Bank of China, Ltd. Class H (Banks)	2,196,000	1,039,832
Baoye Group Co., Ltd. Class H (Construction & Engineering)	30,000	20,708
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	344,000	369,272
Boer Power Holdings, Ltd. (Electrical Equipment) (a)	193,000	315,748
CECEP COSTIN New Materials Group, Ltd. (Textiles, Apparel & Luxury Goods)	255,000	38,165
China Communications Services Corp., Ltd. Class H (Diversified Telecommunication Services)	430,000	171,987
China Construction Bank Corp. Class H (Banks)	882,000	640,681
China Everbright Bank Co., Ltd. Class H (Banks)	642,000	314,763
China Everbright, Ltd. (Capital Markets) (b)	174,000	411,731
China Hongqiao Group, Ltd. (Metals & Mining) (a)	384,000	200,160
China International Marine Containers Group Co., Ltd. Class H (Machinery)	101,700	181,078
China Lesso Group Holdings, Ltd. (Building Products)	381,000	310,184
♦China Life Insurance Co., Ltd. Class H (Insurance) (b)	229,000	828,768
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	307,000	261,425
China Merchants Bank Co., Ltd. Class H (Banks)	13,000	34,133
China Minsheng Banking Corp., Ltd. Class H (Banks)	129,500	130,827
♦China Mobile, Ltd. (Wireless Telecommunication Services) (b)	150,000	1,795,022
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	972,000	696,023
China Power International Development, Ltd. (Independent Power & Renewable Electricity Producers)	582,000	367,946

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of October 31, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
China Resources Beer Holdings Co., Ltd. (Food & Staples Retailing)	208,000	$393,425
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers) (b)	202,000	459,221
China Southern Airlines Co., Ltd. Class H (Airlines)	438,000	371,847
China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	1,128,000	590,881
China Vanke Co., Ltd. Class H (Real Estate Management & Development) (b)	182,700	429,489
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	505,000	316,008
CITIC, Ltd. (Industrial Conglomerates)	327,000	612,603
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	416,000	465,347
CNOOC, Ltd., Sponsored ADR (Oil, Gas & Consumable Fuels) (b)	500	56,840
Datang International Power Generation Co., Ltd. Class H (Independent Power & Renewable Electricity Producers)	898,000	331,365
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	322,000	466,968
Dongyue Group, Ltd. (Chemicals)	671,000	183,537
Evergrande Real Estate Group, Ltd. (Real Estate Management & Development) (a)	229,000	174,617
Far East Horizon, Ltd. (Diversified Financial Services)	226,000	188,659
Geely Automobile Holdings, Ltd. (Automobiles)	795,000	425,677
GF Securities Co., Ltd. Class H (Capital Markets) (c)	201,800	402,527
Guangzhou R&F Properties Co., Ltd. Class H (Real Estate Management & Development)	277,600	276,146
Huadian Power International Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	330,000	243,968
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	410,000	445,411
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	1,575,000	1,005,890
Jiangnan Group, Ltd. (Electrical Equipment)	736,000	169,029
Jiangsu Expressway Co., Ltd. Class H (Transportation Infrastructure)	282,000	380,580
Maoye International Holdings, Ltd. (Multiline Retail) (a)	661,000	84,431
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering) (d)(e)	459,700	148,427
New China Life Insurance Co., Ltd. Class H (Insurance) (b)	102,600	451,405

	Shares	Value

China (continued)
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	212,000	$64,005
People’s Insurance Co. Group of China, Ltd. (The) Class H (Insurance)	794,000	427,190
Ping An Insurance Group Co. of China, Ltd. Class H (Insurance) (b)	107,500	606,114
Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (c)	3,458,000	321,234
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	155,000	86,793
Shandong Luoxin Pharmaceutical Group Stock Co., Ltd. Class H (Pharmaceuticals)	56,000	86,703
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates) (b)	137,000	360,591
♦Tencent Holdings, Ltd. (Internet Software & Services) (b)	142,500	2,687,985
Tianjin Development Holdings, Ltd. (Multi-Utilities)	118,000	76,732
Tianjin Port Development Holdings, Ltd. (Transportation Infrastructure)	430,000	71,569
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	387,000	175,260
Welling Holding, Ltd. (Household Durables)	168,000	28,178
Xinhua Winshare Publishing and Media Co., Ltd. Class H (Distributors)	366,000	310,250
Xinjiang Goldwind Science & Technology Co., Ltd. Class H (Electrical Equipment) (b)	61,400	115,819
XTEP International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	621,500	322,353
Yuexiu Transport Infrastructure, Ltd. (Transportation Infrastructure)	304,000	207,881
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	314,000	388,925
Zijin Mining Group Co., Ltd. Class H (Metals & Mining)	1,352,000	364,576
ZTE Corp. Class H (Communications Equipment) (b)	21,600	52,115

		25,253,161

Colombia 0.2%
Almacenes Exito S.A. (Food & Staples Retailing)	45,943	207,116
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	185,395	86,394

		293,510

Czech Republic 0.1%
CEZ A.S. (Electric Utilities)	5,782	115,680

12	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Egypt 1.0%
Commercial International Bank Egypt S.A.E. (Banks)	147,386	$972,778
Orascom Telecom Media and Technology Holding S.A.E (Wireless Telecommunication Services) (c)	625,972	63,922
Telecom Egypt Co. (Diversified Telecommunication Services)	221,174	188,672

		1,225,372

Hong Kong 1.5%
Belle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	491,000	477,658
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (c)	315,000	282,462
EVA Precision Industrial Holdings, Ltd. (Machinery)	254,000	61,283
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment) (c)	296,000	61,869
Golden Meditech Holdings, Ltd. (Health Care Providers & Services) (a)	168,000	24,710
Huabao International Holdings, Ltd. (Chemicals)	505,000	211,758
Real Nutriceutical Group, Ltd. (Personal Products) (a)(e)	1,805,000	209,597
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	143,000	251,291
Skyworth Digital Holdings, Ltd. (Household Durables)	426,000	316,590

		1,897,218

Hungary 1.1%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	12,237	553,303
OTP Bank PLC (Banks)	24,734	479,298
Richter Gedeon Nyrt (Pharmaceuticals)	18,588	310,266

		1,342,867

India 9.6%
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure)	31,188	141,037
Aditya Birla Nuvo, Ltd. (Industrial Conglomerates)	8,194	258,441
Andhra Bank (Banks)	254,361	254,575
Aurobindo Pharma, Ltd. (Pharmaceuticals)	67,379	859,960
Bajaj Corp., Ltd. (Personal Products) (c)	1,904	11,891
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	42,572	567,323
Ceat, Ltd. (Auto Components)	21,785	359,855
Cipla, Ltd. (Pharmaceuticals)	34,808	367,070
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	9,290	31,917

	Shares	Value

India (continued)
Divi’s Laboratories, Ltd. (Life Sciences Tools & Services)	47,629	$838,109
Dr. Reddy’s Laboratories, Ltd. (Pharmaceuticals)	3,651	239,414
eClerx Services, Ltd. (IT Services)	1,041	28,994
Great Eastern Shipping Co., Ltd. (The) (Oil, Gas & Consumable Fuels)	11,177	64,484
Gujarat State Fertilizers & Chemicals, Ltd. (Chemicals)	170,868	189,447
HCL Technologies, Ltd. (IT Services)	1,502	20,007
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	13,641	262,069
Idea Cellular, Ltd. (Wireless Telecommunication Services)	23,345	50,016
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	31,246	343,158
Indian Bank (Banks)	56,128	107,369
♦Infosys, Ltd. (IT Services)	109,022	1,888,636
Jammu & Kashmir Bank, Ltd. (The) (Banks)	36,097	46,402
Karnataka Bank, Ltd. (The) (Banks)	136,971	269,980
KPIT Technologies, Ltd. (Software)	29,976	62,847
Manappuram Finance, Ltd. (Consumer Finance)	435,605	159,990
Marico, Ltd. (Personal Products)	15,237	90,053
Mphasis, Ltd. (IT Services)	8,763	63,230
Muthoot Finance, Ltd. (Consumer Finance)	5,140	14,281
Natco Pharma, Ltd. (Pharmaceuticals)	6,083	237,846
NIIT Technologies, Ltd. (Software)	22,599	195,400
Power Finance Corp., Ltd. (Diversified Financial Services)	77,538	284,427
Rural Electrification Corp., Ltd. (Diversified Financial Services)	78,207	299,806
Sintex Industries, Ltd. (Building Products)	242,927	374,921
SRF, Ltd. (Textiles, Apparel & Luxury Goods)	12,213	247,643
Tata Motors, Ltd. (Automobiles) (c)	8,677	51,097
Tata Steel, Ltd. (Metals & Mining)	74,365	279,900
Tech Mahindra, Ltd. (IT Services)	98,908	813,726
Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	8,356	196,032
Union Bank of India (Banks)	98,307	234,691
Vardhman Textiles, Ltd. (Textiles, Apparel & Luxury Goods)	14,276	159,484
Vedanta, Ltd. (Metals & Mining)	37,097	56,487
Welspun India, Ltd. (Textiles, Apparel & Luxury Goods)	27,493	302,088
Wipro, Ltd. (IT Services)	65,705	572,336
Zensar Technologies, Ltd. (Software)	8,405	123,480

		12,019,919

Indonesia 0.9%
Global Mediacom Tbk PT (Media)	688,700	43,775

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
Indonesia (continued)
Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	3,682,000	$720,932
United Tractors Tbk PT (Machinery)	299,900	396,580

		1,161,287

Malaysia 2.7%
AirAsia BHD (Airlines)	1,140,700	392,979
Berjaya Auto BHD (Specialty Retail)	322,420	157,608
Hong Leong Financial Group BHD (Banks)	8,400	27,687
IHH Healthcare BHD (Health Care Providers & Services)	186,600	274,080
IOI Properties Group BHD (Real Estate Management & Development)	168,200	79,088
Malayan Banking BHD (Banks)	127,300	244,762
Malaysia Building Society BHD (Thrifts & Mortgage Finance)	281,100	106,001
MISC BHD (Marine)	400,800	842,464
Press Metal BHD (Metals & Mining)	141,200	76,582
Public Bank BHD (Banks)	160,100	673,791
TA Enterprise BHD (Hotels, Restaurants & Leisure)	485,900	70,691
Top Glove Corp. BHD (Health Care Equipment & Supplies)	173,300	382,825
YTL Power International BHD (Multi-Utilities)	228,900	80,456

		3,409,014

Mexico 4.7%
♦America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	1,862,704	1,657,712
Arca Continental S.A.B. de C.V. (Beverages)	106,500	680,285
Empresas ICA S.A.B. de C.V. (Construction & Engineering) (a)(c)	227,000	90,015
Fibra Uno Administracion S.A. de C.V. (Real Estate Investment Trusts)	60,400	132,444
Gentera S.A.B. de C.V. (Consumer Finance)	117,900	216,560
Gruma S.A.B. de C.V. Class B (Food Products)	56,700	870,179
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	8,700	78,468
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	30,505	472,743
Grupo Bimbo S.A.B. de C.V. Series A (Food Products) (c)	31,800	89,926
Grupo Lala S.A.B. de C.V. (Food Products)	136,700	349,161
Grupo Mexico S.A.B. de C.V. Series B (Metals & Mining)	64,500	157,210
Industrias Penoles S.A.B. de C.V. (Metals & Mining)	9,840	130,350

	Shares	Value

Mexico (continued)
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (c)	318,921	$421,488
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	212,800	563,634

		5,910,175

Peru 0.0%‡
Ferreycorp SAA (Trading Companies & Distributors)	90,660	38,649

Philippines 0.8%
Cebu Air, Inc. (Airlines)	126,060	240,166
Globe Telecom, Inc. (Wireless Telecommunication Services)	13,170	641,341
Metro Pacific Investments Corp. (Diversified Financial Services)	1,459,100	162,676

		1,044,183

Poland 0.9%
Asseco Poland S.A. (Software)	13,778	203,692
Cyfrowy Polsat S.A. (Media) (c)	2,226	14,349
Enea S.A. (Electric Utilities)	102,577	340,565
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (c)	11,609	85,498
KGHM Polska Miedz S.A. (Metals & Mining)	5,798	134,824
Powszechny Zaklad Ubezpieczen S.A. (Insurance)	470	45,700
Tauron Polska Energia S.A. (Electric Utilities)	440,598	345,469

		1,170,097

Republic of Korea 13.9%
BGF Retail Co., Ltd. (Food & Staples Retailing)	1,978	294,952
BNK Financial Group, Inc. (Banks)	27,912	342,764
CJ CheilJedang Corp. (Food Products)	1,304	400,333
CJ Hellovision Co., Ltd. (Media)	3,089	29,534
Crown Confectionery Co., Ltd. (Food Products)	542	278,595
Daekyo Co., Ltd. (Diversified Consumer Services)	10,930	87,724
Daelim Industrial Co., Ltd. (Construction & Engineering)	5,263	345,311
Daewoo Engineering & Construction Co., Ltd. (Construction & Engineering) (a)(c)	45,322	258,801
Daewoo Securities Co., Ltd. (Capital Markets)	30,132	293,378
Daou Technology, Inc. (Internet Software & Services)	10,177	221,831
DGB Financial Group, Inc. (Banks)	34,916	324,643
Dongbu Insurance Co., Ltd. (Insurance)	5,870	352,185
Doosan Corp. (Industrial Conglomerates)	2,928	283,798
DuzonBizon Co., Ltd. (Software)	1,882	35,492

14	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Republic of Korea (continued)
E-MART, Inc. (Food & Staples Retailing)	2,406	$448,467
GS Engineering & Construction Corp. (Construction & Engineering) (c)	13,710	280,201
GS Holdings, Corp. (Oil, Gas & Consumable Fuels)	8,131	358,034
Hana Financial Group, Inc. (Banks)	20,952	510,912
Hanil Cement Co., Ltd. (Construction Materials)	557	57,408
Hankook Tire Co., Ltd. (Auto Components)	5,929	227,528
Hanwha Chemical Corp. (Chemicals)	19,634	383,191
Hanwha Corp. (Chemicals)	10,461	344,556
Hanwha Life Insurance Co., Ltd. (Insurance)	34,077	253,773
Harim Holdings Co., Ltd. (Industrial Conglomerates) (c)	21,759	90,945
Hyosung Corp. (Chemicals)	3,728	382,594
Hyundai Development Co-Engineering & Construction (Construction & Engineering)	8,136	328,637
Hyundai Engineering & Construction Co., Ltd. (Construction & Engineering)	11,293	342,737
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	10,696	318,520
Hyundai Mobis Co., Ltd. (Auto Components)	2,220	467,348
♦Hyundai Motor Co. (Automobiles)	6,452	882,867
Hyundai Steel Co. (Metals & Mining)	9,815	448,543
Industrial Bank of Korea (Banks)	32,080	393,948
IS Dongseo Co., Ltd. (Building Products)	772	28,915
Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	6,106	226,555
KB Financial Group, Inc. (Banks)	21,828	692,147
Kia Motors Corp. (Automobiles)	12,074	590,965
Korea District Heating Corp. (Gas Utilities)	421	22,932
Korea Electric Power Corp. (Electric Utilities)	14,699	662,715
Korea Electric Terminal Co., Ltd. (Electrical Equipment)	449	38,833
Korea Investment Holdings Co., Ltd. (Capital Markets)	5,508	294,713
Korea PetroChemical Industry Co., Ltd. (Chemicals)	275	42,695
KT Corp. (Diversified Telecommunication Services) (c)	11,372	294,761
KT&G Corp. (Tobacco)	7,046	704,569
LF Corp. (Textiles, Apparel & Luxury Goods)	1,244	34,536
LG Display Co., Ltd. (Electronic Equipment, Instruments & Components)	11,774	223,076
LG Uplus Corp. (Diversified Telecommunication Services)	33,061	317,546
Lotte Chemical Corp. (Chemicals)	1,837	387,526
NH Investment & Securities Co., Ltd. (Capital Markets)	32,406	287,093
S&T Motiv Co., Ltd. (Auto Components)	2,848	181,115

	Shares	Value

Republic of Korea (continued)
S-Oil Corp. (Oil, Gas & Consumable Fuels)	816	$48,886
Samyang Holdings Corp. (Food Products)	234	32,943
Seah Besteel Corp. (Metals & Mining)	4,669	117,744
Shinsegae Co., Ltd. (Multiline Retail)	886	180,689
Silicon Works Co., Ltd. (Semiconductors & Semiconductor Equipment)	155	4,623
SK Holdings Co., Ltd. (Industrial Conglomerates)	2,346	549,434
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels) (c)	4,840	503,083
SL Corp. (Auto Components)	3,371	50,267
Soulbrain Co., Ltd. (Chemicals)	8,856	309,558
Ssangyong Cement Industrial Co., Ltd. (Construction Materials) (c)	1,033	16,355
Value Added Technologies Co., Ltd. (Health Care Equipment & Supplies)	6,817	232,904
Yuhan Corp. (Pharmaceuticals)	1,311	325,436

		17,472,164

Russia 1.3%
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	39,303	165,466
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services) (b)	54,700	384,541
Severstal PAO, GDR (Metals & Mining)	30,561	359,397
Sistema JSFC, Sponsored GDR (Wireless Telecommunication Services)	21,568	149,898
Surgutneftegas OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	57,744	316,148
Tatneft PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	8,102	250,757

		1,626,207

South Africa 6.3%
Astral Foods, Ltd. (Food Products)	29,497	370,871
Barclays Africa Group, Ltd. (Banks)	52,502	673,774
Barloworld, Ltd. (Trading Companies & Distributors)	64,107	362,157
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	40,279	167,269
FirstRand, Ltd. (Diversified Financial Services)	248,715	912,800
Gold Fields, Ltd. (Metals & Mining)	108,729	288,813
Imperial Holdings, Ltd. (Distributors)	6,605	86,034
Investec, Ltd. (Capital Markets)	72,206	598,090
JSE, Ltd. (Diversified Financial Services)	2,838	27,377
Liberty Holdings, Ltd. (Insurance)	55,457	543,149
MMI Holdings, Ltd. (Insurance)	67,766	122,908
Mondi, Ltd. (Paper & Forest Products)	16,602	386,204
Mpact, Ltd. (Containers & Packaging)	12,543	43,840
♦Naspers, Ltd. Class N (Media)	13,814	2,023,338
Nedbank Group, Ltd. (Banks)	15,862	264,183

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2015 (continued)

	Shares	Value

Common Stocks (continued)
South Africa (continued)
Redefine Properties, Ltd. (Real Estate Investment Trusts)	9,741	$8,137
Sappi, Ltd. (Paper & Forest Products) (c)	94,122	371,686
SPAR Group, Ltd. (The) (Food & Staples Retailing)	16,714	240,148
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	79,668	418,518

		7,909,296

Taiwan 16.3%
Casetek Holdings, Ltd. (Technology Hardware, Storage & Peripherals)	58,000	255,487
Catcher Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	92,000	906,865
Cathay Financial Holding Co., Ltd. (Insurance)	451,000	644,613
China Airlines, Ltd. (Airlines) (c)	314,000	112,683
♦China Life Insurance Co., Ltd. (Insurance)	478,000	396,082
China Motor Corp. (Automobiles)	127,000	89,978
Chlitina Holding, Ltd. (Personal Products)	45,000	368,722
♦Chunghwa Telecom Co., Ltd. (Diversified Telecommunication Services)	383,000	1,176,247
Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	1,382,000	864,189
CTBC Financial Holding Co., Ltd. (Banks)	524,229	288,246
Elite Material Co., Ltd. (Electronic Equipment, Instruments & Components)	182,000	373,940
Elitegroup Computer Systems Co., Ltd. (Technology Hardware, Storage & Peripherals)	20,766	14,457
Far EasTone Telecommunications Co., Ltd. (Wireless Telecommunication Services)	246,000	533,473
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	285,000	462,658
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	339,108	904,608
Innolux Corp. (Electronic Equipment, Instruments & Components)	2,505,000	844,941
Long Chen Paper Co., Ltd. (Paper & Forest Products)	75,000	27,261
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	377,000	926,721
Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	102,000	739,939
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	590,000	836,016
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	396,000	878,279
Primax Electronics, Ltd. (Technology Hardware, Storage & Peripherals)	290,000	381,444

	Shares	Value

Taiwan (continued)
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	247,000	$768,463
Rechi Precision Co., Ltd. (Machinery)	83,670	59,408
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	422,000	779,953
Shin Kong Financial Holding Co., Ltd. (Insurance)	2,490,296	597,576
Siliconware Precision Industries Co., Ltd. (Semiconductors & Semiconductor Equipment)	40,386	53,556
Taishin Financial Holding Co., Ltd. (Banks)	1,575,523	618,785
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	891,000	3,746,407
Transcend Information, Inc. (Semiconductors & Semiconductor Equipment)	36,000	100,581
Tung Thih Electronic Co., Ltd. (Auto Components)	50,000	412,001
Wan Hai Lines, Ltd. (Marine)	565,000	375,060
Wisdom Marine Lines Co., Ltd. (Marine) (c)	130,000	147,566
WPG Holdings, Ltd. (Electronic Equipment, Instruments & Components)	132,000	138,247
Yageo Corp. (Electronic Equipment, Instruments & Components)	47,920	75,725
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	195,000	557,426

		20,457,603

Thailand 3.2%
Delta Electronics Thailand PCL, NVDR (Electronic Equipment, Instruments & Components)	240,800	572,084
Indorama Ventures PCL, NVDR (Chemicals)	683,700	444,042
Krung Thai Bank PCL, NVDR (Banks)	1,705,500	819,963
PTT Global Chemical PCL, NVDR (Chemicals)	546,200	856,137
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	99,900	772,405
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	293,600	447,819
Thanachart Capital PCL, NVDR (Banks)	166,900	157,198

		4,069,648

Turkey 3.3%
Aksa Akrilik Kimya Sanayii A.S. (Textiles, Apparel & Luxury Goods)	106,970	392,597
Arcelik A.S. (Household Durables)	96,257	524,966
Dogus Otomotiv Servis ve Ticaret A.S. (Distributors)	96,647	351,395

16	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Turkey (continued)
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	277,379	$393,891
Haci Omer Sabanci Holding A.S. (Diversified Financial Services)	34,500	109,580
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	105,268	826,863
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	62,173	410,520
Turk Hava Yollari AO (Airlines) (c)	66,637	196,798
Turkiye Is Bankasi Class C (Banks)	263,638	450,339
Turkiye Sise ve Cam Fabrikalari A.S. (Industrial Conglomerates)	236,814	271,304
Turkiye Vakiflar Bankasi TAO Class D (Banks)	161,248	230,086

		4,158,339

Ukraine 0.2%
Kernel Holding S.A. (Food Products)	22,927	309,700

United States 0.1%
China Yuchai International, Ltd. (Machinery) (b)	4,600	59,754

Total Common Stocks (Cost $123,866,892)		117,031,716

Preferred Stocks 3.3%
Brazil 1.2%
AES Tiete S.A. 5.42% (Independent Power & Renewable Electricity Producers)	75,700	271,272
Banco ABC Brasil S.A. 5.00% (Banks)	36,900	81,329
Banco Bradesco S.A. 3.23% (Banks)	35,300	192,218
Banco do Estado do Rio Grande do Sul S.A. Class B 6.20% (Banks)	72,300	112,297
Braskem S.A. Class A 4.55% (Chemicals)	51,400	290,283
Centrais Eletricas Brasileiras S.A. Class B 1.31% (Electric Utilities)	110,100	269,216
Cia Paranaense de Energia Class B 7.43% (Electric Utilities)	13,100	110,397
Gerdau S.A. 4.14% (Metals & Mining)	40,800	57,446
Itau Unibanco Holding S.A. 3.40% (Banks)	11,395	78,211
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (c)	44,400	88,764

		1,551,433

	Shares	Value

Chile 0.1%
Embotelladora Andina S.A. 2.80% (Beverages)	22,215	$81,465

Colombia 0.5%
Avianca Holdings S.A. 2.12% (Airlines)	227,189	116,065
Banco Davivienda S.A. 2.95% (Banks)	50,312	413,680
Bancolombia S.A. 2.94% (Banks)	13,474	116,834

		646,579

Republic of Korea 1.5%
♦Hyundai Motor Co. 2.54% (Automobiles)	2,292	221,148
♦Hyundai Motor Co. 3.45% (Automobiles)	2,777	277,688
LG Chem, Ltd. 2.20% (Chemicals)	1,877	354,803
♦Samsung Electronics Co., Ltd. 1.80% (Technology Hardware, Storage & Peripherals)	1,019	1,068,116

		1,921,755

Total Preferred Stocks (Cost $5,162,648)		4,201,232

	Number of Rights
Rights 0.0%‡
Hong Kong 0.0%‡
Real Nutriceutical Expires 11/5/15 (Personal Products) (c)(e)	406,125	1,211

Total Rights (Cost $0)		1,211

	Number of Warrants
Warrants 0.0%‡
Thailand 0.0%‡
Jasmine International PCL Strike Price $4.30 Expires 7/5/20 (Diversified Telecommunication Services) (c)	506,078	19,066

Total Warrants (Cost $0)		19,066

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2015 (continued)

	Principal Amount	Value

Short-Term Investment 0.2%
Repurchase Agreement 0.2%
United States 0.2%
Fixed Income Clearing Corp. 0.00%, dated 10/30/15 due 11/2/15 Proceeds at Maturity $180,101 (Collateralized by a United States Treasury Note with a rate of 1.25% and a maturity date of 1/31/20, with a Principal Amount of $185,000 and a Market Value of $184,306) (Capital Markets)	$180,101	$180,101

Total Short-Term Investment (Cost $180,101)		180,101

Total Investments (Cost $129,209,641) (f)	96.5%	121,433,326
Other Assets, Less Liabilities	3.5	4,354,552
Net Assets	100.0%	$125,787,878
‡	Less than one-tenth of a percent.

(a)	All or a portion of this security was held on loan. As of October 31, 2015, the market value of securities loaned was $1,213,331 and the Fund received non-cash collateral in the amount of $1,279,117. (See Note 2(O))

(b)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short. (See Note 2(J))

(c)	Non-income producing security.

(d)	Illiquid security—As of October 31, 2015, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $148,427, which represented 0.1% of the Fund’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2015, the total market value of these securities was $359,235, which represented 0.3% of the Fund’s net assets.

(f)	As of October 31, 2015, cost was $130,207,734 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$5,246,242
Gross unrealized depreciation	(14,020,650)

Net unrealized depreciation	$(8,774,408)

Total Return Equity Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2015 were as follows:

Counterparty	Reference Obligation	Rate(s) (Paid) by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Brazil
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 5.30%	11/29/2016	(2,700)	$(15)	$15
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 4.50%	1/4/2016-8/1/2016	(27,200)	(225)	77,342
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 13.00%	1/4/2016-10/18/2016	(89,800)	(642)	304,649
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60%	10/28/2016	1,320	7	417
Merrill Lynch	Brasil Pharma S.A.	1 Month LIBOR BBA minus 2.00%	9/30/2016	(23,700)	(5)	1,719
Merrill Lynch	Brasil Pharma S.A.	1 Month LIBOR BBA minus 1.75%	5/6/2016-8/22/2016	(111,100)	(25)	11,328
Merrill Lynch	CCR S.A.	1 Month LIBOR BBA minus 4.00%	9/19/2016	(107,600)	(435)	99,684
Merrill Lynch	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA plus 0.60%	10/17/2016-10/18/2016	11,700	27	1,310
Merrill Lynch	CPFL Energia S.A.	1 Month LIBOR BBA minus 1.30%	1/4/2016	(3,232)	—	5,070
Merrill Lynch	CPFL Energia S.A.	1 Month LIBOR BBA minus 0.75%	9/19/2016	(32,900)	(162)	30,589
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 2.40%	11/23/2015-7/8/2016	(104,300)	(379)	110,703
Merrill Lynch	Estacio Participacoes S.A.	1 Month LIBOR BBA plus 0.60%	10/17/2016-10/18/2016	69,100	242	33,798
Merrill Lynch	International Meal Co. Alimentacao S.A.	1 Month LIBOR BBA minus 0.50%	1/4/2016	(4,500)	(23)	18,085
Merrill Lynch	International Meal Co. Alimentacao S.A.	1 Month LIBOR BBA minus 1.00%	5/27/2016-7/22/2016	(36,500)	(98)	54,431
Merrill Lynch	JSL S.A.	1 Month LIBOR BBA minus 11.50%	11/23/2015	(5,700)	(31)	16,780
Merrill Lynch	Kroton Educacional S.A.	1 Month LIBOR BBA plus 0.60%	10/17/2016	145,700	329	40,830
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 5.00%	1/5/2016-7/22/2016	(6,000)	(99)	25,827
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 0.60%	9/19/2016	(12,700)	(43)	5,198
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 2.35%	11/29/2016	(21,600)	(68)	1,714
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 1.20%	10/17/2016-10/18/2016	(22,100)	(70)	3,065
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 1.00%	4/11/2016-4/12/2016	(22,400)	(88)	20,790
Merrill Lynch	Marcopolo S.A.	1 Month LIBOR BBA minus 2.00%	8/1/2016	(193,200)	(142)	45,189
Merrill Lynch	Marfrig Global Foods S.A.	1 Month LIBOR BBA minus 5.00%	8/1/2016-10/18/2016	(64,000)	(115)	8,920

18	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) (Paid) by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 4.50%	9/30/2016	(6,300)	$(9)	$1,224
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 4.25%	11/23/2015-8/22/2016	(91,700)	(366)	259,214
Merrill Lynch	Minerva S.A.	1 Month LIBOR BBA minus 4.50%	8/1/2016-9/19/2016	(49,800)	(170)	6,767
Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60%	10/17/2016-10/28/2016	172,700	402	14,408
Merrill Lynch	Tim Participacoes S.A.	1 Month LIBOR BBA minus 1.50%	3/9/2016	(24,800)	(108)	54,099
Merrill Lynch	Tim Participacoes S.A.	1 Month LIBOR BBA minus 0.85%	10/17/2016	(98,200)	(217)	1,868
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 17.00%	4/12/2016-8/1/2016	(347,900)	(469)	220,184
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA minus 0.50%	9/19/2016	(50,400)	(207)	25,191
Merrill Lynch	WEG S.A.	1 Month LIBOR BBA minus 0.85%	11/29/2016-11/30/2016	(89,600)	(338)	3,909
Chile
Merrill Lynch	Corpbanca S.A.	1 Month LIBOR BBA plus 0.60%	11/30/2016	2,684,224	24	36
Merrill Lynch	Empresas CMPC S.A.	1 Month LIBOR BBA plus 0.60%	1/4/2016-4/11/2016	131,857	318	7,212
China
Merrill Lynch	Aluminum Corp of China, Ltd.	1 Month LIBOR BBA minus 1.50%	10/17/2016-10/18/2016	(1,106,000)	(384)	26,071
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	9/26/2016-10/28/2016	172,000	121	4,739
Merrill Lynch	China COSCO Holdings Co., Ltd.	1 Month LIBOR BBA minus 4.00%	6/7/2016-6/8/2016	(727,000)	(546)	80,174
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45%	11/23/2015	50,000	139	41,476
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	11/23/2015	6,500	77	1,280
Merrill Lynch	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.50%	4/12/2016	(47,000)	(29)	3,045
Merrill Lynch	China Pioneer Pharma Holdings, Ltd.	1 Month LIBOR BBA minus 8.00%	10/18/2016	(39,000)	(17)	359
Merrill Lynch	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 2.00%	6/7/2016-6/8/2016	(753,000)	(358)	55,637
Merrill Lynch	China Shipping Development Co., Ltd.	1 Month LIBOR BBA minus 1.50%	7/29/2016-8/2/2016	(46,000)	(34)	1,609
Merrill Lynch	China Suntien Green Energy Corp., Ltd.	1 Month LIBOR BBA minus 3.00%	3/7/2016-8/2/2016	(436,000)	(93)	14,238
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.00%	9/26/2016	50,000	52	3,828
Merrill Lynch	Daphne International Holdings, Ltd.	1 Month LIBOR BBA minus 3.50%	9/26/2016	(2,000)	— **	8
Merrill Lynch	Daphne International Holdings, Ltd.	1 Month LIBOR BBA minus 2.00%	7/29/2016-8/2/2016	(98,000)	(24)	6,610
Merrill Lynch	Dongfang Electric Corp., Ltd.	1 Month LIBOR BBA minus 3.00%	6/8/2016	(28,600)	(61)	26,658
Merrill Lynch	Dongfang Electric Corp., Ltd.	1 Month LIBOR BBA minus 4.00%	11/29/2016	(56,200)	(68)	60
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00%	8/15/2016-8/24/2016	(298,000)	(173)	32,836
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45%	9/26/2016	119,000	72	3,877
Merrill Lynch	Lianhua Supermarket Holdings Co., Ltd.	1 Month LIBOR BBA minus 3.50%	11/29/2016-11/30/2016	(95,000)	(45)	365
Merrill Lynch	Microport Scientific Corp.	1 Month LIBOR BBA minus 6.50%	6/8/2016	(60,000)	(30)	4,861
Merrill Lynch	Ping An Insurance Group Co. of China, Ltd.	1 Month LIBOR BBA plus 0.45%	9/26/2016	19,000	88	19,282
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.50%	4/13/2016	(4,000)	(3)	617
Merrill Lynch	Sinopec Oilfield Service Corp.	1 Month LIBOR BBA minus 8.50%	11/29/2016	(218,000)	(69)	3
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.00%	9/26/2016	8,900	143	24,855
Merrill Lynch	Tianjin Capital Environmental Protection Group Co., Ltd.	1 Month LIBOR BBA minus 1.00%	6/8/2016-8/2/2016	(246,000)	(218)	31,952
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 9.00%	6/7/2016	(118,000)	(50)	21,920
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 8.00%	6/8/2016-8/2/2016	(276,000)	(112)	46,970
Merrill Lynch	Yashili International Holdings, Ltd.	1 Month LIBOR BBA minus 8.50%	6/7/2016-6/8/2016	(273,000)	(91)	13,189
Merrill Lynch	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 5.00%	3/7/2016-3/9/2016	(94,500)	(57)	3,658
Merrill Lynch	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 4.00%	6/7/2016-6/8/2016	(161,500)	(107)	15,497
Hong Kong
Merrill Lynch	Ajisen China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50%	7/22/2016-11/14/2016	(55,959)	(30)	2,044
Merrill Lynch	SSY Group, Ltd.	1 Month LIBOR BBA minus 0.75%	6/7/2016-6/8/2016	(682,907)	(266)	93,653
Hungary
Merrill Lynch	Richter Gedeon Nyrt	1 Month LIBOR BBA plus 0.80%	9/19/2016-10/18/2016	28,645	458	19,524
Indonesia
Merrill Lynch	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.00%	3/10/2016-11/30/2016	(653,800)	(205)	56,097
Mexico
Merrill Lynch	Arca Continental S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	11/29/2016-11/30/2016	27,500	172	3,722
Merrill Lynch	Banregio Grupo Financiero S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	10/17/2016-10/18/2016	(22,000)	(123)	5,326
Merrill Lynch	Cemex S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/29/2016-11/30/2016	(565,200)	(363)	4,967
Merrill Lynch	Genomma Lab Internacional S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/29/2016-11/30/2016	(355,400)	(264)	3,108
Merrill Lynch	Grupo Financiero Inbursa S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	10/17/2016-10/18/2016	(77,500)	(169)	14,453
Merrill Lynch	Grupo Financiero Santander Mexico S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/30/2016	(78,100)	(144)	794

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2015 (continued)

Counterparty	Reference Obligation	Rate(s) (Paid) by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Merrill Lynch	Grupo Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	10/28/2016	177,900	$415	$17,096
Merrill Lynch	Grupo Simec S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	7/29/2016-8/2/2016	(72,200)	(213)	15,349
Merrill Lynch	Grupo Televisa S.A.B.	1 Month LIBOR BBA minus 1.00%	11/29/2016-11/30/2016	(48,400)	(282)	507
Merrill Lynch	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/23/2015-8/22/2016	(78,000)	(331)	49,113
Merrill Lynch	Infraestructura Energetica Nova S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	7/29/2016-8/1/2016	(16,700)	(82)	2,352
Merrill Lynch	Kimberly-Clark de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	10/17/2016-11/30/2016	371,300	872	20,668
Merrill Lynch	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	4/11/2016-11/14/2016	(138,800)	(111)	38,671
Merrill Lynch	Wal-Mart de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	9/19/2016	268,000	635	71,281
Poland
Merrill Lynch	Alior Bank S.A.	1 Month LIBOR BBA minus 1.00%	11/30/2016	(5,093)	(107)	18
Merrill Lynch	Alior Bank S.A.	1 Month LIBOR BBA minus 1.25%	10/17/2016-10/18/2016	(6,339)	(145)	12,741
Merrill Lynch	Bank Handlowy w Warszawie S.A.	1 Month LIBOR BBA minus 0.75%	11/29/2016-11/30/2016	(2,201)	(45)	213
Merrill Lynch	Bank Millennium S.A.	1 Month LIBOR BBA minus 0.75%	10/17/2016-10/18/2016	(111,454)	(183)	7,056
Merrill Lynch	Bank Pekao S.A.	1 Month LIBOR BBA minus 0.75%	11/29/2016	(2,216)	(86)	19
Merrill Lynch	Bank Zachodni WBK S.A.	1 Month LIBOR BBA minus 0.75%	10/17/2016-10/18/2016	(1,603)	(132)	2,669
Merrill Lynch	CCC S.A.	1 Month LIBOR BBA minus 2.00%	11/29/2016-11/30/2016	(3,604)	(159)	1,966
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 8.00%	10/17/2016-10/18/2016	(943,583)	(222)	26,901
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 5.00%	3/7/2016-8/1/2016	(450,073)	(210)	117,698
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 10.00%	1/4/2016	(17,727)	(106)	45,422
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 6.00%	2/8/2016	(15,346)	(91)	38,021
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 8.00%	5/9/2016	(7,726)	(37)	10,449
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 25.00%	5/27/2016	(1,490)	(7)	1,511
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 5.00%	11/23/2015-7/15/2016	(15,115)	(105)	53,137
Merrill Lynch	LPP S.A.	1 Month LIBOR BBA minus 6.00%	11/23/2015-10/18/2016	(180)	(509)	168,261
Merrill Lynch	LPP S.A.	1 Month LIBOR BBA minus 5.50%	11/29/2016-11/30/2016	(12)	(24)	556
Merrill Lynch	Lubelski Wegiel Bogdanka S.A.	1 Month LIBOR BBA minus 6.00%	8/1/2016	(2,094)	(30)	7,785
Merrill Lynch	mBank S.A.	1 Month LIBOR BBA minus 0.75%	10/17/2016-11/30/2016	(2,321)	(230)	12,889
Merrill Lynch	Polski Koncern Naftowy Orlen S.A.	1 Month LIBOR BBA plus 0.80%	1/4/2016-11/29/2016	28,492	407	55,568
Merrill Lynch	Powszechna Kasa Oszczednosci Bank Polski S.A.	1 Month LIBOR BBA minus 0.75%	10/18/2016	(18,461)	(151)	14,569
Russia
Merrill Lynch	NOVATEK OAO	1 Month LIBOR BBA minus 1.00%	6/7/2016-11/29/2016	(2,314)	(222)	10,822
Merrill Lynch	VTB Bank JSC	1 Month LIBOR BBA minus 6.50%	6/7/2016-6/8/2016	(103,496)	(270)	43,024
South Africa
Merrill Lynch	African Rainbow Minerals, Ltd.	1 Month LIBOR BBA minus 1.00%	10/18/2016	(15,964)	(84)	23,258
Merrill Lynch	Anglo American Platinum, Ltd.	1 Month LIBOR BBA minus 1.75%	10/17/2016	(1,849)	(42)	9,512
Merrill Lynch	Anglo American Platinum, Ltd.	1 Month LIBOR BBA minus 1.00%	4/11/2016-10/18/2016	(13,552)	(340)	102,591
Merrill Lynch	AngloGold Ashanti, Ltd.	1 Month LIBOR BBA minus 1.00%	11/29/2016	(5,347)	(46)	970
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.50%	1/4/2016-1/5/2016	(29,460)	(67)	49,560
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.00%	11/23/2015-11/14/2016	(70,355)	(121)	79,275
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.75%	3/7/2016-6/8/2016	(47,841)	(87)	57,814
Merrill Lynch	Aspen Pharmacare Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	11/30/2016	(8,355)	(188)	325
Merrill Lynch	Assore, Ltd.	1 Month LIBOR BBA minus 2.50%	6/7/2016-6/8/2016	(11,353)	(109)	42,913
Merrill Lynch	Attacq, Ltd.	1 Month LIBOR BBA minus 1.00%	10/18/2016	(14,668)	(26)	2,585
Merrill Lynch	Famous Brands, Ltd.	1 Month LIBOR BBA minus 2.50%	3/9/2016	(2,489)	(24)	1
Merrill Lynch	Gold Fields, Ltd.	1 Month LIBOR BBA plus 0.80%	11/30/2016	34,229	90	487
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00%	6/7/2016-8/1/2016	(132,582)	(163)	19,294
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 2.25%	8/1/2016	(36,569)	(48)	21,795
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 3.25%	11/14/2016	(17,642)	(13)	755
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00%	11/23/2015-8/22/2016	(244,714)	(365)	190,963
Merrill Lynch	Impala Platinum Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	10/17/2016-10/18/2016	(109,633)	(381)	82,040
Merrill Lynch	Massmart Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	11/29/2016-11/30/2016	(16,954)	(143)	2,800
Merrill Lynch	Mondi, Ltd.	1 Month LIBOR BBA plus 0.80%	10/17/2016-10/18/2016	21,328	466	29,284
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00%	1/4/2016-8/1/2016	(153,856)	(479)	141,681
Merrill Lynch	PPC, Ltd.	1 Month LIBOR BBA minus 1.00%	8/1/2016-11/30/2016	(228,396)	(306)	33,035
Merrill Lynch	Royal Bafokeng Platinum, Ltd.	1 Month LIBOR BBA minus 1.00%	3/7/2016-11/29/2016	(49,008)	(167)	68,588
Merrill Lynch	Sappi, Ltd.	1 Month LIBOR BBA plus 0.80%	11/29/2016-11/30/2016	107,571	416	8,985
Merrill Lynch	Sasol, Ltd.	1 Month LIBOR BBA plus 0.80%	11/29/2016	4,792	90	2,422
Merrill Lynch	Shoprite Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	11/29/2016-11/30/2016	(24,519)	(257)	1,918
Merrill Lynch	Sun International, Ltd.	1 Month LIBOR BBA minus 1.00%	10/18/2016	(3,352)	(24)	1,147
Merrill Lynch	Telkom SA SOC, Ltd.	1 Month LIBOR BBA plus 0.80%	11/29/2016	33,479	171	4,433

20	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) (Paid) by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

South Korea
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 5.00%	10/31/2016-11/14/2016	(7,496)	$(46)	$897
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 7.00%	8/16/2016	(11,650)	(61)	21,342
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 8.00%	4/11/2016-4/12/2016	(8,741)	(56)	25,963
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 5.00%	7/22/2016-10/31/2016	(14,450)	(72)	22,983
Merrill Lynch	Grand Korea Leisure Co., Ltd.	1 Month LIBOR BBA minus 4.00%	10/17/2016-10/18/2016	(6,850)	(196)	4,869
Merrill Lynch	Hanjin Heavy Industries & Construction Co., Ltd.	1 Month LIBOR BBA minus 4.50%	8/22/2016	(2,000)	(9)	1,082
Merrill Lynch	Hanjin Heavy Industries & Construction Co., Ltd.	1 Month LIBOR BBA minus 7.00%	11/23/2015-11/14/2016	(44,565)	(189)	14,016
Merrill Lynch	Hyundai Rotem Co., Ltd.	1 Month LIBOR BBA minus 8.00%	10/17/2016-10/18/2016	(3,000)	(44)	1,652
Merrill Lynch	Kolon Life Science, Inc.	1 Month LIBOR BBA minus 6.00%	10/18/2016-11/30/2016	(733)	(106)	969
Merrill Lynch	NHN Entertainment Corp.	1 Month LIBOR BBA minus 5.50%	6/7/2016-6/8/2016	(3,515)	(205)	34,269
Merrill Lynch	Paradise Co., Ltd.	1 Month LIBOR BBA minus 22.00%	10/18/2016	(2,188)	(41)	19
Merrill Lynch	POSCO Chemtech Co., Ltd.	1 Month LIBOR BBA minus 4.00%	11/29/2016	(1,000)	(13)	211
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65%	1/4/2016-8/16/2016	3,750	4,359	153,181
Merrill Lynch	Samsung Engineering Co., Ltd.	1 Month LIBOR BBA minus 6.50%	10/17/2016-10/18/2016	(6,039)	(168)	71,311
Merrill Lynch	Seegene, Inc.	1 Month LIBOR BBA minus 6.00%	10/17/2016	(1,482)	(58)	6,108
Merrill Lynch	Seegene, Inc.	1 Month LIBOR BBA minus 4.00%	10/18/2016	(1,482)	(58)	6,180
Merrill Lynch	SK Chemicals Co., Ltd.	1 Month LIBOR BBA minus 4.00%	10/17/2016-10/18/2016	(2,840)	(180)	11,486
Merrill Lynch	SM Entertainment Co.	1 Month LIBOR BBA minus 7.75%	11/28/2016	(750)	(31)	310
Taiwan
Merrill Lynch	Chroma ATE, Inc.	1 Month LIBOR BBA minus 6.50%	10/17/2016-10/18/2016	(40,000)	(74)	1,939
Merrill Lynch	eMemory Technology, Inc.	1 Month LIBOR BBA minus 4.00%	7/29/2016-8/1/2016	(40,000)	(543)	130,132
Merrill Lynch	FocalTech Systems Co., Ltd.	1 Month LIBOR BBA minus 6.00%	7/29/2016-8/1/2016	(84,000)	(94)	24,731
Merrill Lynch	GeoVision, Inc.	1 Month LIBOR BBA minus 5.00%	8/15/2016	(24,200)	(66)	5,977
Merrill Lynch	HannStar Display Corp.	1 Month LIBOR BBA minus 11.00%	6/7/2016-6/8/2016	(1,463,000)	(323)	130,809
Merrill Lynch	Hermes Microvision, Inc.	1 Month LIBOR BBA minus 5.50%	11/29/2016	(5,000)	(194)	757
Merrill Lynch	King Slide Works Co., Ltd.	1 Month LIBOR BBA minus 6.00%	10/18/2016-10/21/2016	(15,000)	(203)	5,791
Merrill Lynch	Lung Yen Life Service Corp.	1 Month LIBOR BBA minus 6.00%	4/12/2016	(1,000)	(3)	565
Merrill Lynch	Macronix International	1 Month LIBOR BBA minus 5.00%	3/7/2016-3/9/2016	(496,000)	(106)	33,594
Merrill Lynch	Nan Ya Printed Circuit Board Corp.	1 Month LIBOR BBA minus 6.00%	11/29/2016	(32,000)	(33)	247
Merrill Lynch	PChome Online, Inc.	1 Month LIBOR BBA minus 5.00%	10/17/2016-10/18/2016	(31,000)	(375)	26,338
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65%	11/23/2015	3,000	12	240
Merrill Lynch	Ton Yi Industrial Corp.	1 Month LIBOR BBA minus 6.75%	11/14/2016	(3,000)	(2)	43
Merrill Lynch	Ton Yi Industrial Corp.	1 Month LIBOR BBA minus 4.50%	1/4/2016-2/11/2016	(214,000)	(128)	23,918
Merrill Lynch	TSRC Corp.	1 Month LIBOR BBA minus 5.00%	11/29/2016	(79,000)	(55)	457
Merrill Lynch	Unimicron Technology Corp.	1 Month LIBOR BBA minus 2.50%	6/7/2016	(17,000)	(10)	2,271
Merrill Lynch	Unimicron Technology Corp.	1 Month LIBOR BBA minus 3.00%	6/8/2016	(15,000)	(9)	2,065
Merrill Lynch	Unimicron Technology Corp.	1 Month LIBOR BBA minus 2.00%	1/4/2016-6/13/2016	(622,000)	(449)	176,600
Merrill Lynch	Wowprime Corp.	1 Month LIBOR BBA minus 6.00%	1/4/2016	(8,000)	(75)	28,239
Turkey
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.00%	3/9/2016-8/1/2016	(19,031)	(165)	13,920
Merrill Lynch	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 6.00%	2/8/2016	(499,672)	(161)	54,785
Merrill Lynch	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 9.25%	4/11/2016-4/12/2016	(662,033)	(163)	22,064
Merrill Lynch	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 10.99%	6/7/2016-6/8/2016	(662,033)	(148)	7,038
Merrill Lynch	Sekerbank T.A.S.	1 Month LIBOR BBA minus 8.75%	1/5/2016	(250)	—	77
Merrill Lynch	Tofas Turk Otomobil Fabrikasi A.S.	1 Month LIBOR BBA plus 0.80%	9/19/2016-10/18/2016	63,557	403	14,888

					$(10,157)	$5,110,023

						Unrealized Depreciation

Brazil
Merrill Lynch	Ambev S.A.	1 Month LIBOR BBA plus 0.60%	8/1/2016	219,200	1,342	(262,747)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 4.50%	10/28/2016	(2,700)	(13)	(1,557)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 5.30%	11/30/2016	(2,700)	(14)	(179)
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60%	11/23/2015-7/8/2016	99,540	935	(376,670)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2015 (continued)

Counterparty	Reference Obligation	Rate(s) (Paid) by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Merrill Lynch	BRF S.A.	1 Month LIBOR BBA plus 0.60%	4/11/2016-4/12/2016	38,600	$766	$(173,351)
Merrill Lynch	Cia Brasileira de Distribuicao	1 Month LIBOR BBA minus 4.95%	11/29/2016-11/30/2016	(29,700)	(386)	(5,397)
Merrill Lynch	Cia Energetica de Minas Gerais	1 Month LIBOR BBA plus 0.60%	9/19/2016	157,700	417	(127,132)
Merrill Lynch	Cia Paranaense de Energia	1 Month LIBOR BBA plus 0.60%	9/19/2016	20,000	184	(16,357)
Merrill Lynch	CPFL Energia S.A.	1 Month LIBOR BBA minus 1.20%	11/29/2016-11/30/2016	(60,700)	(241)	(3,465)
Merrill Lynch	International Meal Co. Alimentacao S.A.	1 Month LIBOR BBA minus 0.50%	10/28/2016	(5,500)	(6)	(259)
Merrill Lynch	Itausa—Investimentos Itau S.A.	1 Month LIBOR BBA plus 0.60%	4/11/2016-4/12/2016	196,930	530	(182,615)
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 5.00%	10/17/2016-10/18/2016	(14,500)	(158)	(18,870)
Merrill Lynch	Localiza Rent a Car S.A.	1 Month LIBOR BBA minus 25.00%	11/29/2016-11/30/2016	(57,500)	(377)	(9,850)
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 2.35%	11/30/2016	(21,600)	(65)	(87)
Merrill Lynch	Lojas Renner S.A.	1 Month LIBOR BBA minus 3.40%	10/24/2016	(75,500)	(342)	(19,791)
Merrill Lynch	Marcopolo S.A.	1 Month LIBOR BBA minus 1.90%	10/17/2016	(193,700)	(91)	(6,965)
Merrill Lynch	Marcopolo S.A.	1 Month LIBOR BBA minus 2.00%	10/18/2016	(83,000)	(37)	(4,274)
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 4.25%	10/28/2016	(8,900)	(10)	(380)
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes (Warrants)	1 Month LIBOR BBA minus 19.00%	5/16/2016	(752,718)	—	(1,952)
Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60%	11/23/2015-11/14/2016	163,000	681	(356,476)
Merrill Lynch	Raia Drogasil S.A.	1 Month LIBOR BBA plus 0.60%	9/19/2016	13,000	152	(18,243)
Merrill Lynch	Suzano Papel e Celulose S.A.	1 Month LIBOR BBA plus 0.60%	10/17/2016-10/18/2016	38,400	180	(17,410)
Merrill Lynch	Tim Participacoes S.A.	1 Month LIBOR BBA minus 1.00%	10/18/2016	(42,100)	(90)	(1,781)
Merrill Lynch	Transmissora Alianca de Energia Eletrica S.A.	1 Month LIBOR BBA plus 0.60%	6/7/2016-6/8/2016	11,500	77	(17,396)
Chile
Merrill Lynch	Banco de Credito e Inversiones	1 Month LIBOR BBA plus 0.60%	11/29/2016-11/30/2016	2,097	86	(533)
Merrill Lynch	Corpbanca S.A.	1 Month LIBOR BBA plus 0.60%	11/29/2016	2,684,200	25	(260)
Merrill Lynch	Empresas CMPC S.A.	1 Month LIBOR BBA plus 0.60%	11/23/2015-4/12/2016	(8,805)	221	(3,762)
Merrill Lynch	Enersis S.A.	1 Month LIBOR BBA plus 0.60%	10/17/2016-10/21/2016	532,520	144	(3,967)
China
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45%	3/7/2016-9/26/2016	1,180,000	663	(103,932)
Merrill Lynch	Baoxin Auto Group, Ltd.	1 Month LIBOR BBA minus 2.25%	11/29/2016-11/30/2016	(412,000)	(169)	(2,251)
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 0.45%	8/15/2016	(42,500)	(76)	(1,111)
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 6.00%	8/15/2016	(37,500)	(67)	(980)
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 12.00%	1/4/2016-1/5/2016	(20,000)	(31)	(5,413)
Merrill Lynch	Byd Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/9/2016-10/18/2016	(61,000)	(334)	(46,981)
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	7/22/2016-9/19/2016	2,307,000	2,131	(520,072)
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45%	3/7/2016-8/2/2016	69,000	288	(38,496)
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	2/8/2016-10/28/2016	89,500	1,137	(65,375)
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45%	9/19/2016	380,000	282	(10,112)
Merrill Lynch	China Pioneer Pharma Holdings, Ltd.	1 Month LIBOR BBA minus 12.00%	10/17/2016	(11,000)	(5)	(81)
Merrill Lynch	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 2.00%	1/4/2016	(418,000)	(122)	(45,431)
Merrill Lynch	China Shipping Development Co., Ltd.	1 Month LIBOR BBA minus 1.50%	4/11/2016-4/12/2016	(430,000)	(280)	(24,581)
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45%	7/22/2016-8/15/2016	490,000	672	(122,586)
Merrill Lynch	Credit China Holdings, Ltd.	1 Month LIBOR BBA minus 13.25%	6/7/2016-6/8/2016	(300,000)	(76)	(5,949)
Merrill Lynch	Dalian Port PDA Co., Ltd.	1 Month LIBOR BBA minus 5.50%	11/29/2016-11/30/2016	(370,000)	(133)	(632)
Merrill Lynch	Daphne International Holdings, Ltd.	1 Month LIBOR BBA minus 2.00%	9/26/2016	(92,000)	(16)	(718)
Merrill Lynch	Dongfang Electric Corp., Ltd.	1 Month LIBOR BBA minus 4.00%	11/30/2016	(76,000)	(91)	(126)
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	8/15/2016	(113,000)	(44)	(8,172)
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 6.00%	7/25/2016-8/15/2016	(86,942)	(34)	(5,479)
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 2.50%	7/29/2016-8/2/2016	(53,000)	(22)	(2,486)
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00%	3/7/2016-3/9/2016	(82,000)	(36)	(2,073)
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45%	4/12/2016-8/22/2016	1,345,000	987	(126,391)
Merrill Lynch	Kingdee International Software Group Co., Ltd.	1 Month LIBOR BBA minus 7.00%	10/17/2016-10/18/2016	(426,000)	(158)	(18,587)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 2.00%	11/29/2016-11/30/2016	(510,500)	(261)	(5,011)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 6.50%	3/7/2016-3/9/2016	(274,606)	(107)	(36,362)
Merrill Lynch	Luye Pharma Group, Ltd.	1 Month LIBOR BBA minus 4.00%	10/18/2016	(201,000)	(187)	(11,597)
Merrill Lynch	Ping An Insurance Group Co. of China, Ltd.	1 Month LIBOR BBA plus 0.45%	3/9/2016-8/22/2016	116,500	654	(106,733)
Merrill Lynch	Sinopec Oilfield Service Corp.	1 Month LIBOR BBA minus 8.50%	11/30/2016	(190,000)	(60)	(326)
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45%	8/3/2016	33,300	666	(36,329)
Merrill Lynch	Wisdom Sports Group	1 Month LIBOR BBA minus 10.50%	10/17/2016-10/18/2016	(307,000)	(139)	(21,662)
Merrill Lynch	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 3.50%	2/8/2016	(179,500)	(99)	(3,023)

22	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) (Paid) by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Hong Kong
Merrill Lynch	Ajisen China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50%	8/22/2016-9/26/2016	(143,000)	$(61)	$(7,633)
Merrill Lynch	SSY Group, Ltd.	1 Month LIBOR BBA minus 3.00%	11/28/2016-11/30/2016	(488,000)	(121)	(2,146)
Hungary
Merrill Lynch	OTP Bank PLC	1 Month LIBOR BBA plus 0.80%	11/30/2016	21,395	415	(1,374)
Merrill Lynch	Richter Gedeon Nyrt	1 Month LIBOR BBA plus 0.80%	11/29/2016-11/30/2016	2,074	35	(626)
Indonesia
Merrill Lynch	Surya Citra Media Tbk PT	1 Month LIBOR BBA minus 5.00%	11/29/2016-11/30/2016	(520,500)	(109)	(1,802)
Mexico
Merrill Lynch	Alsea S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	3/9/2016	(7,300)	(20)	(3,738)
Merrill Lynch	Banregio Grupo Financiero S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/29/2016-11/30/2016	(17,000)	(88)	(3,362)
Merrill Lynch	Coca-Cola Femsa S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	10/18/2016	(5,800)	(41)	(3,592)
Merrill Lynch	Grupo Aeroportuario del Sureste S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	11/29/2016-11/30/2016	17,600	274	(1,188)
Merrill Lynch	Grupo Carso S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	10/17/2016-10/18/2016	(10,100)	(45)	(133)
Merrill Lynch	Grupo Financiero Santander Mexico S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	10/17/2016-11/29/2016	(144,600)	(243)	(22,494)
Merrill Lynch	Grupo Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	3/7/2016-11/14/2016	204,100	611	(114,386)
Merrill Lynch	Grupo Simec S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	4/12/2016-10/18/2016	(18,400)	(49)	(1,582)
Merrill Lynch	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	10/17/2016-10/18/2016	(24,200)	(84)	(2,777)
Merrill Lynch	Industrias Penoles S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	10/17/2016-10/18/2016	12,600	181	(14,200)
Merrill Lynch	Infraestructura Energetica Nova S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/29/2016-11/30/2016	(61,700)	(296)	(1,353)
Merrill Lynch	Organizacion Cultiba S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	8/22/2016-9/30/2016	(17,800)	(22)	(2,567)
Poland
Merrill Lynch	Alior Bank S.A.	1 Month LIBOR BBA minus 1.00%	11/29/2016	(5,093)	(106)	(622)
Merrill Lynch	Bank Pekao S.A.	1 Month LIBOR BBA minus 0.75%	11/30/2016	(2,216)	(86)	(556)
Merrill Lynch	Bank Zachodni WBK S.A.	1 Month LIBOR BBA minus 0.75%	11/29/2016-11/30/2016	(1,567)	(124)	(1,696)
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 16.50%	7/8/2016	(6,413)	(22)	(43)
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 31.50%	7/22/2016	(6,308)	(20)	(1,846)
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 10.00%	11/14/2016	(3,380)	(11)	(375)
Merrill Lynch	mBank S.A.	1 Month LIBOR BBA minus 0.75%	11/29/2016	(502)	(47)	(370)
Merrill Lynch	Polski Koncern Naftowy Orlen S.A.	1 Month LIBOR BBA plus 0.80%	8/1/2016-11/30/2016	13,952	264	(37,365)
Russia
Merrill Lynch	Gazprom OAO	1 Month LIBOR BBA plus 0.80%	3/7/2016-8/1/2016	174,662	808	(74,555)
Merrill Lynch	Lukoil PJSC	1 Month LIBOR BBA plus 0.80%	4/11/2016	18,268	229	(155,292)
Merrill Lynch	MMC Norilsk Nickel PJSC	1 Month LIBOR BBA plus 0.80%	9/19/2016	35,911	551	(17,534)
Merrill Lynch	NOVATEK OAO	1 Month LIBOR BBA minus 1.00%	11/30/2016	(447)	(41)	(24)
South Africa
Merrill Lynch	Alexander Forbes Group Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	11/29/2016-11/30/2016	(161,472)	(101)	(1,041)
Merrill Lynch	AngloGold Ashanti, Ltd.	1 Month LIBOR BBA minus 1.00%	10/17/2016-11/30/2016	(22,763)	(190)	(3,822)
Merrill Lynch	Aspen Pharmacare Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	11/29/2016	(8,356)	(185)	(2,229)
Merrill Lynch	Barloworld, Ltd.	1 Month LIBOR BBA plus 0.80%	9/19/2016-10/18/2016	59,298	380	(45,132)
Merrill Lynch	Brait SE	1 Month LIBOR BBA minus 1.75%	10/17/2016-10/18/2016	(38,855)	(396)	(49,783)
Merrill Lynch	Famous Brands, Ltd.	1 Month LIBOR BBA minus 2.50%	4/11/2016-4/12/2016	(13,372)	(120)	(10,625)
Merrill Lynch	First Rand, Ltd.	1 Month LIBOR BBA plus 0.80%	8/1/2016	9,475	41	(6,537)
Merrill Lynch	Gold Fields, Ltd.	1 Month LIBOR BBA plus 0.80%	10/17/2016-11/29/2016	148,487	414	(20,563)
Merrill Lynch	Illovo Sugar, Ltd.	1 Month LIBOR BBA minus 1.00%	10/18/2016	(7,141)	(9)	(453)
Merrill Lynch	Impala Platinum Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	11/29/2016-11/30/2016	(17,942)	(48)	(430)
Merrill Lynch	Mr Price Group, Ltd.	1 Month LIBOR BBA minus 1.00%	10/18/2016	(8,357)	(127)	(1,105)
Merrill Lynch	MTN Group, Ltd.	1 Month LIBOR BBA plus 0.80%	10/17/2016-10/18/2016	59,737	818	(137,224)
Merrill Lynch	Naspers, Ltd.	1 Month LIBOR BBA plus 0.80%	8/1/2016	454	70	(4,022)
Merrill Lynch	Nedbank Group, Ltd.	1 Month LIBOR BBA plus 0.80%	10/17/2016-10/18/2016	22,031	382	(15,843)
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00%	11/29/2016-11/30/2016	(13,898)	(30)	(375)
Merrill Lynch	RMB Holdings, Ltd.	1 Month LIBOR BBA plus 0.80%	10/17/2016-10/18/2016	128,305	658	(32,570)
Merrill Lynch	Royal Bafokeng Platinum, Ltd.	1 Month LIBOR BBA minus 1.00%	11/30/2016	(4,666)	(9)	(51)
Merrill Lynch	Sasol, Ltd.	1 Month LIBOR BBA plus 0.80%	11/30/2016	4,792	218	(1,583)
Merrill Lynch	Standard Bank Group, Ltd.	1 Month LIBOR BBA plus 0.80%	4/11/2016-8/1/2016	94,205	1,186	(208,136)
Merrill Lynch	Telkom SA SOC, Ltd.	1 Month LIBOR BBA plus 0.80%	11/30/2016	33,479	176	(528)
Merrill Lynch	Truworths International, Ltd.	1 Month LIBOR BBA plus 0.80%	4/11/2016-8/1/2016	134,064	936	(29,337)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2015 (continued)

Counterparty	Reference Obligation	Rate(s) (Paid) by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

South Korea
Merrill Lynch	Chong Kun Dang Pharmaceutical Corp.	1 Month LIBOR BBA minus 4.50%	11/28/2016-11/29/2016	(2,000)	$(112)	$(440)
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 5.00%	6/7/2016-9/26/2016	(24,875)	(116)	(33,765)
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 6.00%	6/8/2016-8/1/2016	(11,310)	(57)	(11,042)
Merrill Lynch	Fila Korea, Ltd.	1 Month LIBOR BBA minus 4.00%	10/18/2016	(1,433)	(125)	(661)
Merrill Lynch	Fila Korea, Ltd.	1 Month LIBOR BBA minus 3.00%	11/29/2016-11/30/2016	(779)	(67)	(980)
Merrill Lynch	Hankook Shell Oil Co., Ltd.	1 Month LIBOR BBA minus 0.50%	4/11/2016	(66)	(26)	(3,033)
Merrill Lynch	Hankook Shell Oil Co., Ltd.	1 Month LIBOR BBA minus 7.00%	4/12/2016	(65)	(26)	(2,966)
Merrill Lynch	Hankook Shell Oil Co., Ltd.	1 Month LIBOR BBA minus 4.50%	10/18/2016-10/21/2016	(153)	(66)	(2,445)
Merrill Lynch	Iljin Materials Co., Ltd.	1 Month LIBOR BBA minus 12.00%	8/16/2016	(4,431)	(28)	(3,878)
Merrill Lynch	Iljin Materials Co., Ltd.	1 Month LIBOR BBA minus 6.75%	8/16/2016	(1,806)	(12)	(1,581)
Merrill Lynch	Interpark Corp.	1 Month LIBOR BBA minus 6.50%	4/12/2016	(2,876)	(53)	(2,205)
Merrill Lynch	Kolon Life Science, Inc.	1 Month LIBOR BBA minus 6.00%	6/7/2016-10/17/2016	(607)	(58)	(28,278)
Merrill Lynch	POSCO Chemtech Co., Ltd.	1 Month LIBOR BBA minus 4.00%	11/28/2016	(1,000)	(12)	(106)
Merrill Lynch	POSCO Chemtech Co., Ltd.	1 Month LIBOR BBA minus 5.00%	7/29/2016-8/1/2016	(6,465)	(67)	(14,517)
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65%	3/7/2016-3/9/2016	429	540	(23,501)
Merrill Lynch	Samsung Techwin Co., Ltd.	1 Month LIBOR BBA minus 3.50%	3/9/2016-6/8/2016	(6,689)	(164)	(56,087)
Merrill Lynch	Seegene, Inc.	1 Month LIBOR BBA minus 6.00%	6/8/2016	(2,209)	(71)	(5,946)
Merrill Lynch	Shinsegae International Co., Ltd.	1 Month LIBOR BBA minus 4.50%	3/7/2016-4/12/2016	(2,098)	(158)	(46,383)
Merrill Lynch	SK Chemicals Co., Ltd.	1 Month LIBOR BBA minus 4.00%	11/21/2016	(384)	—	(3,316)
Merrill Lynch	SM Entertainment Co.	1 Month LIBOR BBA minus 7.75%	11/29/2016	(750)	(30)	(26)
Taiwan
Merrill Lynch	Acer, Inc.	1 Month LIBOR BBA minus 9.00%	10/18/2016-10/21/2016	(870,000)	(363)	(6,259)
Merrill Lynch	Catcher Technology Co., Ltd.	1 Month LIBOR BBA plus 0.65%	9/19/2016	8,000	88	(9,552)
Merrill Lynch	D-Link Corp.	1 Month LIBOR BBA minus 0.65%	9/26/2016	(126,441)	(31)	(5,438)
Merrill Lynch	Fubon Financial Holding Co., Ltd.	1 Month LIBOR BBA plus 0.65%	7/22/2016-9/19/2016	433,000	723	(19,882)
Merrill Lynch	Gourmet Master Co., Ltd.	1 Month LIBOR BBA minus 6.00%	10/31/2016	(10,000)	(57)	(3,736)
Merrill Lynch	Hermes Microvision, Inc.	1 Month LIBOR BBA minus 5.50%	11/30/2016	(4,000)	(152)	(2,259)
Merrill Lynch	Hon Hai Precision Industry Co., Ltd.	1 Month LIBOR BBA plus 0.65%	7/29/2016-8/1/2016	444,450	1,318	(152,990)
Merrill Lynch	HTC Corp.	1 Month LIBOR BBA minus 4.00%	7/29/2016-8/1/2016	(154,000)	(368)	(4,757)
Merrill Lynch	Motech Industries, Inc.	1 Month LIBOR BBA minus 9.00%	6/8/2016	(69,000)	(86)	(3,645)
Merrill Lynch	Motech Industries, Inc.	1 Month LIBOR BBA minus 8.00%	6/13/2016	(28,000)	(35)	(2,049)
Merrill Lynch	Motech Industries, Inc.	1 Month LIBOR BBA minus 6.00%	10/17/2016-10/18/2016	(186,000)	(202)	(41,222)
Merrill Lynch	Nan Ya Printed Circuit Board Corp.	1 Month LIBOR BBA minus 6.00%	11/30/2016	(31,000)	(31)	(309)
Merrill Lynch	Neo Solar Power Corp.	1 Month LIBOR BBA minus 7.00%	10/17/2016-10/18/2016	(551,000)	(332)	(44,465)
Merrill Lynch	PChome Online, Inc.	1 Month LIBOR BBA minus 5.00%	11/29/2016-11/30/2016	(3,000)	(33)	(520)
Merrill Lynch	San Shing Fastech Corp.	1 Month LIBOR BBA minus 5.50%	10/17/2016-10/21/2016	(20,000)	(38)	(3,223)
Merrill Lynch	ScinoPharm Taiwan, Ltd.	1 Month LIBOR BBA minus 9.00%	11/29/2016-11/30/2016	(139,000)	(179)	(2,919)
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65%	1/4/2016-4/12/2016	169,000	780	(68,257)
Merrill Lynch	TSRC Corp.	1 Month LIBOR BBA minus 5.00%	11/30/2016	(79,000)	(54)	(432)
Merrill Lynch	Unimicron Technology Corp.	1 Month LIBOR BBA minus 2.00%	10/31/2016	(243,000)	(91)	(15,846)
Merrill Lynch	Wowprime Corp.	1 Month LIBOR BBA minus 6.00%	10/17/2016-10/21/2016	(19,000)	(106)	(4,200)
Turkey
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.00%	4/11/2016-4/12/2016	(19,868)	(148)	(8,282)
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 7.25%	10/17/2016-10/18/2016	(14,947)	(170)	(19,376)
Merrill Lynch	Otokar Otomotiv Ve Savunma Sanayi A.S.	1 Month LIBOR BBA minus 6.50%	11/30/2016	(4,282)	(114)	(443)
Merrill Lynch	Petkim Petrokimya Holding A.S.	1 Month LIBOR BBA minus 6.50%	10/17/2016-10/18/2016	(160,548)	(216)	(20,783)
Merrill Lynch	Turk Hava Yollari AO	1 Month LIBOR BBA plus 0.80%	9/19/2016	30,113	96	(7,224)

					$14,130	$(4,746,628)

*	Shares and Notional amounts reflected as a positive value indicate a long position held by the Fund and a negative value indicates a short position.

**	Represents less than one thousand dollars.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

24	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$116,673,692	$—	$358,024	$117,031,716
Preferred Stocks	4,201,232	—	—	4,201,232
Rights (c)	—	1,211	—	1,211
Warrants	19,066	—	—	19,066
Short-Term Investment
Repurchase Agreement	—	180,101	—	180,101

Total Investments in Securities	120,893,990	181,312	358,024	121,433,326

Other Financial Instruments
Total Return Equity Swap Contracts (d)(e)	—	4,972,603	137,420	5,110,023

Total Investments in Securities and Other Financial Instruments	$120,893,990	$5,153,915	$495,444	$126,543,349

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Total Return Equity Swap Contracts (d)(e)	$—	$(4,671,348)	$(75,280)	$(4,746,628)

Total Other Financial Instruments	$—	$(4,671,348)	$(75,280)	$(4,746,628)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $148,427 and $209,597 are held in China and Hong Kong, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 2 security valued at $1,211 is held in Hong Kong within the Rights section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $80,174, $10,206, $(22,972), $(1,952) and $(3,316) represent aggregate total return equity swap contracts with reference obligations of China COSCO Holdings Co., Ltd., China Shipping Container Lines Co., Ltd., China Shipping Development Co., Ltd., PDG Realty S.A. Empreendimentos e Participacoes and SK Chemicals Co., Ltd., respectively.

(e)	The value listed for these securities reflects the unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended October 31, 2015, certain foreign equity securities with a total market value of $487,728 transferred from Level 1 to Level 3. The transfer occurred as a result of a change in the observable nature of the inputs. As of October 31, 2014, the fair value obtained for these securities utilized prices obtained from the principle exchange in which the instrument traded.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2015 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2015 (a)
Common Stocks
China	$—	$—	$337,422	$(23,539)	$264,674	$(781,690)	$351,560	$—	$148,427	$(23,539)
Hong Kong	—	—	—	(301,633)	375,062	—	136,168	—	209,597	(301,633)

Total	$—	$—	$337,422	$(325,172)	$639,736	$(781,690)	$487,728	$—	$358,024	$(325,172)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2015 (a)
Total Return Equity Swap Contracts (b)(c)	$27,511	$—	$—	$62,140	(d)	$—	$(27,511)	$—	$—	$62,140	$62,140

Total	$27,511	$—	$—	$62,140		$—	$(27,511)	$—	$—	$62,140	$62,140

(a)	Included in “Net change in unrealized appreciation (depreciation) on total return equity swap contracts” in the Statement of Operations.

(b)	Total Return Equity swap contracts (expressed in terms of unrealized appreciation/depreciation)

(c)	Total Return Equity swap contracts with reference obligations of China COSCO Holdings Co., Ltd., China Shipping Container Lines Co., China Shipping Development Co., Ltd., PDG Realty S.A. Empreendimentos e Participacoes and SK Chemicals Co., Ltd.

(d)	Includes securities received through a corporate action.

26	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Emerging Markets Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$1,813,734	1.5%
Auto Components	1,802,614	1.4
Automobiles	3,416,908	2.7
Banks	15,896,151	12.6
Beverages	761,750	0.6
Building Products	714,020	0.6
Capital Markets	2,467,633	2.0
Chemicals	4,380,127	3.5
Communications Equipment	52,115	0.0	‡
Construction & Engineering	1,814,837	1.5
Construction Materials	95,258	0.1
Consumer Finance	390,831	0.3
Containers & Packaging	43,840	0.0	‡
Distributors	747,679	0.6
Diversified Consumer Services	143,311	0.1
Diversified Financial Services	2,710,181	2.2
Diversified Telecommunication Services	3,912,199	3.1
Electric Utilities	2,849,553	2.3
Electrical Equipment	921,891	0.7
Electronic Equipment, Instruments & Components	3,766,464	3.0
Food & Staples Retailing	2,343,723	1.9
Food Products	3,061,266	2.4
Gas Utilities	22,932	0.0	‡
Health Care Equipment & Supplies	615,729	0.5
Health Care Providers & Services	298,790	0.2
Hotels, Restaurants & Leisure	297,246	0.2
Household Durables	903,654	0.7
Independent Power & Renewable Electricity Producers	2,269,943	1.8
Industrial Conglomerates	2,427,116	1.9
Insurance	5,838,947	4.7
Internet Software & Services	2,909,816	2.3
IT Services	3,914,737	3.1
Life Sciences Tools & Services	838,109	0.7
Machinery	758,103	0.6
Marine	1,365,090	1.1
Media	2,491,778	2.0
Metals & Mining	3,065,923	2.4
Multi-Utilities	157,188	0.1
Multiline Retail	265,123	0.2
Oil, Gas & Consumable Fuels	5,693,843	4.5
Paper & Forest Products	1,403,957	1.1
Personal Products	681,474	0.5
Pharmaceuticals	2,622,727	2.1
Real Estate Investment Trusts	140,581	0.1
Real Estate Management & Development	1,252,451	1.0
Semiconductors & Semiconductor Equipment	6,674,951	5.3
Software	656,352	0.5

	Value	Percent †
Specialty Retail	$246,100	0.2%
Technology Hardware, Storage & Peripherals	4,417,279	3.5
Textiles, Apparel & Luxury Goods	4,296,654	3.4
Thrifts & Mortgage Finance	743,145	0.6
Tobacco	704,569	0.6
Trading Companies & Distributors	400,806	0.3
Transportation Infrastructure	3,358,826	2.7
Water Utilities	317,377	0.3
Wireless Telecommunication Services	5,275,925	4.2

	121,433,326	96.5
Other Assets, Less Liabilities	4,354,552	3.5

Net Assets	$125,787,878	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of October 31, 2015

Assets
Investment in securities, at value (identified cost $129,209,641)	$121,433,326
Cash denominated in foreign currencies (identified cost $3,380,974)	3,372,397
Cash collateral on deposit at custodian	916,526
Receivables:
Investment securities sold	22,392,765
Dividends	82,018
Fund shares sold	14,912
Securities lending	5,096
Premiums paid for total return equity swap contracts	2,098
Unrealized appreciation on total return equity swap contracts	5,110,023
Other assets	41,104

Total assets	153,370,265

Liabilities
Due to custodian	6,279
Payables:
Investment securities purchased	22,515,195
Manager (See Note 3)	80,272
Foreign capital gains tax (See Note 2(C))	66,955
Fund shares redeemed	65,166
Custodian	62,598
Professional fees	23,191
Shareholder communication	8,174
Broker fees and charges on short sales	3,698
Transfer agent (See Note 3)	2,230
NYLIFE Distributors (See Note 3)	1,126
Trustees	313
Unrealized depreciation on total return equity swap contracts	4,746,628
Accrued expenses	562

Total liabilities	27,582,387

Net assets	$125,787,878

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$14,753
Additional paid-in capital	152,653,273

152,668,026
Undistributed net investment income	2,569,968
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, total return equity swap transactions and foreign currency transactions (a)	(21,934,452)
Net unrealized appreciation (depreciation) on investments and total return equity swap contracts (b)	(7,479,875)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(35,789)

Net assets	$125,787,878

Class A
Net assets applicable to outstanding shares	$2,536,926

Shares of beneficial interest outstanding	298,476

Net asset value per share outstanding	$8.50
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.99

Investor Class
Net assets applicable to outstanding shares	$542,127

Shares of beneficial interest outstanding	63,969

Net asset value per share outstanding	$8.47
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.96

Class C
Net assets applicable to outstanding shares	$598,451

Shares of beneficial interest outstanding	71,304

Net asset value and offering price per share outstanding	$8.39

Class I
Net assets applicable to outstanding shares	$122,110,374

Shares of beneficial interest outstanding	14,319,482

Net asset value and offering price per share outstanding	$8.53

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $66,955.

28	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$4,806,249
Securities lending income	32,755

Total income	4,839,004

Expenses
Manager (See Note 3)	1,950,899
Custodian	659,850
Professional fees	91,495
Registration	72,440
Shareholder communication	21,698
Broker fees and charges on short sales	15,573
Transfer agent (See Note 3)	13,439
Distribution/Service—Class A (See Note 3)	5,500
Distribution/Service—Investor Class (See Note 3)	962
Distribution/Service—Class C (See Note 3)	5,205
Offering (See Note 2)	3,791
Trustees	3,426
Miscellaneous	31,174

Total expenses before waiver/reimbursement	2,875,452
Expense waiver/reimbursement from Manager (See Note 3)	(454,867)

Net expenses	2,420,585

Net investment income (loss)	2,418,419

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Total Return Equity Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(17,670,348)
Investments sold short	146,728
Futures transactions	(144,390)
Total return equity swap transactions	1,360,315
Foreign currency transactions	(640,280)

Net realized gain (loss) on investments, investments sold short, futures transactions, total return equity swap transactions and foreign currency transactions	(16,947,975)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(10,033,623)
Total return equity swap contracts	(3,111,215)
Translation of other assets and liabilities in foreign currencies	(31,220)

Net change in unrealized appreciation (depreciation) on investments, total return equity swap contracts and foreign currency transactions	(13,176,058)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, total return equity swap transactions and foreign currency transactions	(30,124,033)

Net increase (decrease) in net assets resulting from operations	$(27,705,614)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $649,589.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $285,299.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $161,060.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the year ended October 31, 2015 and the period November 15, 2013 (inception date) through October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,418,419	$2,014,433
Net realized gain (loss) on investments, investments sold short, futures transactions, total return equity swap transactions and foreign currency transactions	(16,947,975)	(93,883)
Net change in unrealized appreciation (depreciation) on investments, total return equity swap contracts and foreign currency transactions	(13,176,058)	5,660,394

Net increase (decrease) in net assets resulting from operations	(27,705,614)	7,580,944

Dividends and distributions to shareholders:
From net investment income:
Class A	(49,653)	(253)
Investor Class	(8,679)	(40)
Class C	(13,906)	(36)
Class I	(5,648,748)	(114,199)

	(5,720,986)	(114,528)

From net realized gain on investments:
Class A	(8,320)	—
Investor Class	(1,514)	—
Class C	(2,813)	—
Class I	(907,403)	—

	(920,050)	—

Total dividends and distributions to shareholders	(6,641,036)	(114,528)

Capital share transactions:
Net proceeds from sale of shares	$70,107,055	$213,365,220
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,637,598	114,487
Cost of shares redeemed	(101,826,544)	(35,729,704)

Increase (decrease) in net assets derived from capital share transactions	(25,081,891)	177,750,003

Net increase (decrease) in net assets	(59,428,541)	185,216,419

Net Assets
Beginning of Period	185,216,419	—

End of Period	$125,787,878	$185,216,419

Undistributed net investment income at end of period	$2,569,968	$1,372,277

30	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A			Investor Class
	Year ended October 31, 2015	November 15, 2013** through October 31, 2014		Year ended October 31, 2015	November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$10.40	$10.00		$10.38	$10.00

Net investment income (loss) (a)	0.13	0.15		0.09	0.13
Net realized and unrealized gain (loss) on investments	(1.62)	0.29		(1.61)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.02)		(0.04)	(0.02)

Total from investment operations	(1.53)	0.42		(1.56)	0.40

Less dividends and distributions:
From net investment income	(0.32)	(0.02)		(0.30)	(0.02)
From net realized gain on investments	(0.05)	—		(0.05)	—

Total dividends and distributions	(0.37)	(0.02)		(0.35)	(0.02)

Net asset value at end of period	$8.50	$10.40		$8.47	$10.38

Total investment return (b)	(14.97%)	4.17	%(c)	(15.21%)	3.97	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	1.57	%††	1.01%	1.33	%††
Net expenses (excluding short sale expenses)	1.60%	1.60	%††	1.84%	1.83	%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.87%	1.90	%††	2.11%	2.13	%††
Short sale expenses	0.01%	0.01	%††	0.01%	0.01	%††
Portfolio turnover rate	185%	153%		185%	153%
Net assets at end of period (in 000’s)	$2,537	$1,564		$542	$270

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Class C			Class I
	Year ended October 31, 2015	November 15, 2013** through October 31, 2014		Year ended October 31, 2015	November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$10.32	$10.00		$10.42	$10.00

Net investment income (loss) (a)	0.02	0.05		0.13	0.18
Net realized and unrealized gain (loss) on investments	(1.60)	0.30		(1.60)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.02)		(0.04)	(0.02)

Total from investment operations	(1.62)	0.33		(1.51)	0.44

Less dividends and distributions:
From net investment income	(0.26)	(0.01)		(0.33)	(0.02)
From net realized gain on investments	(0.05)	—		(0.05)	—

Total dividends and distributions	(0.31)	(0.01)		(0.38)	(0.02)

Net asset value at end of period	$8.39	$10.32		$8.53	$10.42

Total investment return (b)	(15.88%)	3.29	%(c)	(14.72%)	4.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.22%	0.50	%††	1.37%	1.85	%††
Net expenses (excluding short sale expenses)	2.59%	2.58	%††	1.35%	1.35	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.86%	2.88	%††	1.62%	1.65	%††
Short sale expenses	0.01%	0.01	%††	0.01%	0.01	%††
Portfolio turnover rate	185%	153%		185%	153%
Net assets at end of period (in 000’s)	$598	$519		$122,110	$182,864

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

32	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Emerging Markets Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date for all classes was on November 15, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

33

Notes to Financial Statements (continued)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Issuer spreads
• Bids/offers	• Benchmark securities
• Industry and economic events	• Reference data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the year ended October 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2015, the Fund held securities with a value of $358,024 that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2015, certain foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swaps contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of

34	MainStay Emerging Markets Opportunities Fund

decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of October 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2015, securities deemed to be illiquid under procedures approved by the Board of Trustees are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement,

35

Notes to Financial Statements (continued)

the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Equity Swaps (Total Return Swaps).  Equity swap contracts may be structured in different ways. For example, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. As much as these transactions are offset by segregated cash or liquid assets to cover the Funds’ current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe these transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund engages in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager or Subadvisor does not accurately analyze and predict future market trends, the value of assets, and economic factors, could result in a substantial loss to the Fund.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

(K)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to mate or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, Interest rate, security, or securities Index), The Fund Is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions During the period the futures contract is open, changes In the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or toss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis to the contract.

The use of futures contracts Involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several, risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract, if no liquid market exists, the fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed which could result in losses greater than if they had not been used Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying Instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask

36	MainStay Emerging Markets Opportunities Fund

spreads in traditional bonds. The Fund’s Investment In futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(N)  Offering Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the year ended October 31, 2015, the Fund had securities on loan with a value of $1,213,331 and had received non-cash collateral of $1,279,117. The Fund earned income from securities loaned in the amount of $32,755 as reflected in the Statement of Operations.

(P)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial positions, performance and cash flows. The Fund engages in total return swap contracts to gain exposure to emerging market securites, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

37

Notes to Financial Statements (continued)

Fair value of derivative instruments as of October 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Unrealized appreciation on investments and total return equity swap contracts	$5,110,023	$5,110,023

Total Fair Value		$5,110,023	$5,110,023

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Unrealized depreciation on investments and total return equity swap contracts	$(4,746,628)	$(4,746,628)

Total Fair Value		$(4,746,628)	$(4,746,628)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Net realized gain (loss) on swap total return equity transactions	$1,360,315	$1,360,315

Total Realized Gain (Loss)		$1,360,315	$1,360,315

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Net change in unrealized appreciation (depreciation) on total return equity swap contracts	$(3,111,215)	$(3,111,215)

Total Change in Unrealized Appreciation (Depreciation)		$(3,111,215)	$(3,111,215)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$1,445,505	$1,445,505
Total Return Equity Swap Contracts Long	$44,176,181	$44,176,181
Total Return Equity Swap Contracts Short	$(42,978,034)	$(42,978,034)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2015.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Merrill Lynch	$ 5,110,023	$(4,746,628)	$—	$363,395

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2015.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Merrill Lynch	$4,746,628	$(4,746,628)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.
†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

38	MainStay Emerging Markets Opportunities Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

During the year ended October 31, 2015, New York Life Investments earned fees from the Fund in the amount of $1,950,899 and waived its fees and/or reimbursed expenses in the amount of $454,867.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,241 and $651, respectively. During the year ended October 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $6 and $285, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$149
Investor Class	965
Class C	1,310
Class I	11,015

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$22,144	0.9%
Investor Class	22,039	4.1
Class C	21,723	3.6
Class I	8,836,173	7.2

Note 4–Federal Income Tax

As of October 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,550,508	$(21,433,278)	$(136,418)	$(8,860,960)	$(26,880,148)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of swap contracts and Passive Foreign Investment Companies (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable and disallowed expenses.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from

39

Notes to Financial Statements (continued)

permanent differences; net assets as of October 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$4,500,258	$(4,500,258)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), swaps and PFIC adjustments.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $21,433,278 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$16,931	$4,502

During the year ended October 31, 2015 and the period ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$6,641,036	$114,528

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an optional maximum of $700,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended October 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were $316,231 and $347,704, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	228,610	$2,228,973
Shares issued to shareholders in reinvestment of dividends and distributions	5,765	54,535
Shares redeemed	(86,253)	(779,876)

Net increase (decrease)	148,122	$1,503,632

Period ended October 31, 2014 (a):
Shares sold	160,564	$1,615,789
Shares issued to shareholders in reinvestment of dividends and distributions	22	212
Shares redeemed	(10,232)	(99,694)

Net increase (decrease)	150,354	$1,516,307

Investor Class	Shares	Amount
Year ended October 31, 2015:
Shares sold	47,414	$431,497
Shares issued to shareholders in reinvestment of dividends and distributions	1,079	10,193
Shares redeemed	(10,530)	(94,209)

Net increase (decrease)	37,963	$347,481

Period ended October 31, 2014 (a):
Shares sold	31,591	$319,525
Shares issued to shareholders in reinvestment of dividends and distributions	4	40
Shares redeemed	(5,589)	(58,463)

Net increase (decrease)	26,006	$261,102

40	MainStay Emerging Markets Opportunities Fund

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	41,845	$406,986
Shares issued to shareholders in reinvestment of dividends and distributions	1,775	16,719
Shares redeemed	(22,617)	(214,301)

Net increase (decrease)	21,003	$209,404

Period ended October 31, 2014 (a):
Shares sold	50,947	$515,151
Shares issued to shareholders in reinvestment of dividends and distributions	4	36
Shares redeemed	(650)	(6,838)

Net increase (decrease)	50,301	$508,349

Class I	Shares	Amount
Year ended October 31, 2015:
Shares sold	7,018,899	$67,039,599
Shares issued to shareholders in reinvestment of dividends and distributions	692,307	6,556,151
Shares redeemed	(10,937,291)	(100,738,158)

Net increase (decrease)	(3,226,085)	$(27,142,408)

Period ended October 31, 2014 (a):
Shares sold	21,250,184	$210,914,755
Shares issued to shareholders in reinvestment of dividends and distributions	11,871	114,199
Shares redeemed	(3,716,488)	(35,564,709)

Net increase (decrease)	17,545,567	$175,464,245

(a)	The inception date of the Fund was November 15, 2013.

Note 9–Recent Accounting Pronouncement

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Emerging Markets Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Emerging Markets Opportunities Fund of MainStay Funds Trust as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

42	MainStay Emerging Markets Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2015, the Fund designated approximately $1,850,486 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2015:

•	the total amount of taxes credited to foreign countries was $1,077,940.

•	the total amount of income sourced from foreign countries was $6,730,470.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with form 1099-DIV, which will be mailed during February 2016.

In February 2016, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2015. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2015.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

Board of Trustees, Officers and Advisory Board Members (Unaudited)

The Trustees, officers and Advisory Board members of the Fund are listed below. The Board oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board has selected two individuals to serve on the Advisory Board. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Funds. Information pertaining to the Trustees, officers and Advisory Board members is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Each Advisory Board member serves until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee, Advisory Board member, and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees and all of the members of the Advisory Board are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”)

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	President (since May 2015), Vice Chairman (2014 to 2015), President, Investments Group (2012 to 2015) and Chief Investment Officer (since 2011), New York Life Insurance Company; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2015), New York Life Investment Management Holdings LLC; Chairman of the Board of Managers (2008 to 2015) and Chief Executive Officer (2008 to 2014), New York Life Investment Management LLC; Member of the Board, NYL Investors LLC, Ausbil Investment Management Limited, Candriam Belgium S.A., Candriam France S.A.S., and Candriam Luxembourg S.C.A. (2014 to 2015); Madison Capital Funding LLC, GoldPoint Partners (fka NYLCAP Manager LLC) and MacKay Shields LLC (2008 to 2014); MCF Capital Management LLC (2012 to 2014); Private Advisors, L.L.C. (2010 to 2014); and McMorgan and Company LLC (2008 to 2012)	83

MainStay VP Funds Trust:

Trustee since 2008
(30 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested Trustee.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

44	MainStay Emerging Markets Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non- Interested Trustees	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Equity Trust: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay VP Funds Trust:

Trustee since 2006
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay VP Funds Trust:

Trustee since 2007
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustees	Roman L. Weil**** 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust:

Trustee since 1997
(30 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Board’s retirement policy, Mr. Weil will retire on or about December 31, 2015.

46	MainStay Emerging Markets Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Advisory Board Members	David H. Chow 12/29/57*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Member, Governing Council (the board) of the Independent Directors Council (since 2012); President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (since 2008); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Jacques P. Perold 5/12/58*****	Indefinite; MainStay Funds: Advisory Board member since June 4, 2015; MainStay Funds Trust: Advisory Board member since June 4, 2015.	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	83

MainStay VP Funds Trust:

Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015; and

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015.

*****	Effective January 1, 2016, Messrs. Chow and Perold will serve as Trustees.

47

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since October 2014)	Vice President and Chief Compliance Officer, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliations with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay Emerging Markets Opportunities Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1674262 MS291-15	MSEMR11-12/15 (NYLIM) NL244

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2015 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,334,200.

The aggregate fees billed for the fiscal year ended October 31, 2014 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,613,300.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,500 for the fiscal year ended October 31, 2015; and (ii) $0 for the fiscal year ended October 31, 2014. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended October 31, 2015; and (ii) $0 during the fiscal year ended October 31, 2014. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2015; and $0 during the fiscal year ended October 31, 2014.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2015 and October 31, 2014 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2015; and $0 for the fiscal year ended October 31, 2014.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2015 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	January 8, 2016

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	January 8, 2016

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.